UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS
(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.
TIAA-CREF Funds
8500 Andrew Carnegie Blvd.
Charlotte, N.C. 28262-8500
(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

TIAA-CREF Funds	October 31, 2019

TIAA-CREF
Equity Funds

The annual report contains the audited financial statements.

	Institutional	Advisor	Premier	Retirement	Retail	Class
Fund name	Class	Class	Class	Class	Class	W
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant Large-Cap Growth Fund	TLIIX	TECGX	—	—	—	TECWX
Quant Large-Cap Value Fund	TEVIX	TELCX	—	—	—	TELWX
Quant Small-Cap Equity Fund	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Quant International Equity Fund	TFIIX	TEIEX	—	—	—	TEIWX
Quant International Small-Cap Equity Fund	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—

Annual
Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2019. The report contains four main sections:

•	A letter from Brad Finkle, Chief Operating Officer, Nuveen; President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2019.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	3

Brad Finkle

Letter to investors

Domestic and international stock markets posted double-digit returns for the twelve months ended October 31, 2019. Markets faced concerns over the economic outlook at the start of the period, but the U.S. economy expanded and the Federal Reserve shifted to a more favorable monetary policy—a combination that bolstered U.S. equity markets. Several major foreign economies encountered similar economic concerns but continued to grow throughout 2019. For the twelve months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, returned 13.5%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE® Index, which tracks stocks in 21 developed-markets nations outside North America, gained 11.0%.
•	The MSCI Emerging Markets Index, which represents the performance of stocks in 26 developing nations, advanced 11.9%.
•	Institutional Class returns for all 17 of the TIAA-CREF Equity Funds were positive. Seven of the funds outperformed their respective benchmarks for the period.

Economic growth, shifting monetary policy lifted U.S. stocks

Continued economic growth and a shift in monetary policy by the Fed helped U.S. equities to recover from early setbacks and finish the twelve-month period with solid returns. Unemployment was near a half-century low, and inflation remained moderate.

Domestic stocks declined during the first two months of the period, hurt by concerns about a potential slowdown in growth. But the Fed indicated a more cautious approach toward future interest-rate increases in January 2019, helping to spark a powerful recovery in later months. The Fed followed up by lowering short-term interest rates three times as the year progressed.

For the twelve months, large-cap stocks outperformed small caps. Growth shares surpassed value stocks across all market capitalization sizes. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stocks in international developed markets rose as global growth continued

International developed equity markets were lifted by continued economic growth. The 19-nation euro area expanded, though at a slower pace than in 2018. Unemployment in the euro area fell to an eleven-year low, and the jobless rate in the broader 28-nation European Union declined to its lowest level since data was first collected in 2000. Unemployment in the United Kingdom fell to 3.8% in the three months ended September 2019—its lowest rate since 1974.

The European Central Bank responded to slowing economic growth with a plan to buy more than $20 billion in bonds per month as a stimulus measure. The Bank of England left its benchmark interest rate unchanged at 0.75%.

Emerging markets outpaced foreign developed markets but lagged U.S. stocks

Emerging-markets stocks recovered from declines early in the period to post healthy gains. The broad-based emerging-markets advance lifted equities in 19 of 26 countries as tracked by the MSCI Emerging Markets Index. Many benefited from renewed confidence in global economic growth. China, one of the largest nations, reported decelerating growth in 2019, but the country’s economy still expanded by 6.0% during the third quarter of the year.

4	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

All funds generated positive returns

All 17 TIAA-CREF Funds recorded gains during the reporting period, including seven that surpassed their benchmarks. The funds’ twelve-month returns ranged from 20.1% for the Emerging Markets Equity Fund to 5.3% for the Quant Small–Cap Equity Fund. (All fund returns are for the Institutional Class.)

In general, funds that invested in growth stocks produced higher returns over the period. The Mid-Cap Growth Fund returned 15.9%, while the Large-Cap Growth Fund gained 13.6%; the Quant Large-Cap Growth Fund advanced 13.4%. However, all three funds lagged their benchmarks.

Looking to funds that invested in smaller companies, the Quant Small/Mid-Cap Equity Fund and the Quant Small-Cap Equity Fund both outperformed their benchmarks, gaining 11.2% and 5.3%, respectively.

The Social Choice Low Carbon Equity Fund and the Social Choice Equity Fund were the third- and fourth-best performers for the period. Both outperformed their shared benchmark, the Russell 3000 Index, with gains of 15.5% and 14.8%, respectively.

The Growth & Income Fund returned 10.9% but trailed its benchmark.

Among value-style funds, the Large-Cap Value Fund advanced 10.2%, while the Quant Large-Cap Value Fund returned 8.1% and the Mid-Cap Value Fund gained 7.3%. All three fell short of their benchmarks.

Among foreign equity funds, the Emerging Markets Equity Fund’s gain of 20.1% was the best performer of all TIAA-CREF Equity Funds and had the largest margin of outperformance versus its benchmark. The International Opportunities Fund and the Social Choice International Equity Fund both returned 12.8%, also exceeding their respective benchmarks.

The Quant International Equity Fund and the Quant International Small-Cap Equity Fund advanced 9.6% and 7.0%, respectively, while the International Equity Fund returned 5.7%. All three underperformed their benchmarks.

A detailed overview of the financial markets during the twelve-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Stay focused on long-term investment goals

While the future is always uncertain, we believe it’s possible that the year ahead—with the many twists and turns of the presidential and congressional campaigns—may cause an increase in market volatility. Economic policy, wealth and taxes could be subjects of intense debate, and interest rates and international trade relations may become campaign issues. How markets react to the media coverage is difficult to determine because volatility always ebbs and flows.

As a result, we believe the best approach in dealing with the inevitable changes in market conditions is to remain focused on your long-term financial goals. History has shown that maintaining exposure to a wide array of asset classes is a sensible approach for long-term investors. In our view, a diversified portfolio of stocks in a professionally managed mutual fund or group of funds can be a prudent way to help achieve that goal. Keep in mind that while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have questions or concerns and would like to discuss the current status of your portfolio, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Chief Operating Officer, Nuveen

President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	5

Market monitor

U.S., international stocks posted double-digit returns

For the twelve months ended October 31, 2019, U.S. and international equity markets recorded solid gains while global economies continued to grow. The Russell 3000® Index, a broad measure of U.S. stock market performance, advanced 13.5%. International developed markets, as measured by the MSCI EAFE® Index, also had solid double-digit returns but lagged the Russell 3000. Emerging markets recorded modestly higher gains than the MSCI EAFE.

Strong labor market helped drive U.S. economy

Real gross domestic product (GDP), which measures the value of all goods and services produced in the nation, grew at an annualized rate of 1.1% over the final quarter of 2018. The economy got off to a stronger start in 2019 but growth slowed later in the year. GDP grew by 3.1% during the first quarter of 2019 before slowing to 2.0% in the second quarter and 1.9% during the third (third-quarter growth was the government’s “advance” estimate). Consumer spending, which accounts for two-thirds of all economic activity, grew at a solid pace for all quarters of the period, but business investment declined in the second and third quarters of 2019.

The historically strong U.S. labor market drove the unemployment rate down to 3.5% in September—its lowest level in almost 50 years—before finishing the period at 3.6% in October. Wages grew by 3.0% over the twelve months.

Inflation remained moderate. Annualized core inflation, which includes all items except food and energy, was 2.3% in October. The price per barrel of West Texas Intermediate crude oil declined from more than $63 on November 1, 2018, to just over $54 on October 31, 2019. The value of the U.S. dollar was mixed against most major global currencies during the period.

Large-cap stocks and growth equities provided strongest returns

In the U.S. equity market, large-cap stocks outperformed small- and mid-cap shares, while growth equities outpaced value stocks in all size categories. Large-cap shares advanced 14.2%, while mid- and small-cap equities gained 13.7% and 4.9%, respectively. Among large caps, growth stocks advanced 17.1%, while value stocks returned 11.2%. In the mid-cap category, growth stocks gained 18.9% and value shares earned 10.1%. Small-cap growth equities gained 6.4%, while small-cap value stocks returned 3.2%. (Returns by investment style and capitalization size are based on Russell indexes.)

International stocks in both developed and emerging markets recovered from early losses and posted double-digit gains. The MSCI EAFE Index, which tracks stock performance in 21 developed-markets countries outside

North America, gained 11.0% for the twelve-month period. The MSCI Emerging Markets Index returned 11.9%.

U.S. stocks bounced back after early setback

U.S. equity markets fell early in the period on concerns about future economic growth, but they rebounded dramatically at the start of 2019 when the Federal Reserve signaled a shift in monetary policy. As 2019 began, the Fed, which had raised the federal funds target rate nine times since December 2015, adopted a “patient” approach toward further increases in the key short-term interest-rate measure. Later in the year, policymakers lowered the fed funds target rate three times, to 1.50%–1.75%. They cited concerns about slowing economic growth around the world, as well as continuing U.S.-China trade tensions.

The European economy continued to grow but expanded at a slower pace in the second and third quarters of 2019. The 19-nation euro area’s GDP grew by 1.1% during the third quarter of 2019, compared with the same period in the previous year, according to a preliminary estimate. China reported third-quarter GDP growth of 6.0%, the country’s slowest quarterly rate since the first quarter of 1992. The European Central Bank lowered a key benchmark interest rate in September 2019 and said it would restart a stimulative bond-buying program in November.

Global equities climbed higher

U.S. large- and mid-cap stocks outperformed as growth topped value; foreign developed and emerging markets also advanced

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Twelve-month returns as of October 31, 2019.

6	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT or Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 46 developed and emerging-markets countries, excluding the United States.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 26 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small/mid-cap index

The Russell 2500® Index is a subset of the Russell 3000 Index and measures the smallest 2,500 companies, covering small- and mid-cap market capitalizations, in the Russell 3000 Index.

Small-cap indexes

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

The MSCI ACWI ex USA Small Cap Index measures the performance of small-cap stocks in 22 developed-markets countries, excluding the United States, and 24 emerging-markets countries.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019–October 31, 2019).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	9

Growth & Income Fund

Expense example

Six months ended October 31, 2019

Growth & Income Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,018.32	$2.03
Advisor Class	1,000.00	1,018.55	2.54
Premier Class	1,000.00	1,018.11	2.80
Retirement Class	1,000.00	1,017.37	3.31
Retail Class	1,000.00	1,017.00	3.51
Class W	1,000.00	1,021.04	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.68	2.55
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.73	3.52
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.50% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class, 0.69% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	22.9
Health care	15.0
Financials	12.0
Communication services	11.3
Industrials	9.5
Consumer discretionary	9.2
Consumer staples	8.4
Materials	3.8
Energy	3.7
Utilities	2.4
Real estate	1.5
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Growth & Income Fund returned 10.94% for the Institutional Class, compared with the 14.33% return of its benchmark, the S&P 500® Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 13.49%. A portion of the Russell 3000 Index consists of small-cap equities, which underperformed large caps for the period.

Information technology led the benchmark higher

Ten of the eleven industry sectors in the S&P 500 Index posted positive results for the twelve months. The smaller real estate and utilities sectors performed best with gains of 26.7% and 23.7%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology—the index’s largest sector—advanced 22.6%, followed by consumer discretionary and communication services, with returns of 15.8% and 15.5%, respectively. Together, these five sectors made up almost one-half of the index’s total market capitalization on October 31, 2019. Energy was the sole decliner, returning –11.0% amid a decrease in oil prices.

For the twelve-month period, four of the five largest stocks in the S&P 500 Index generated sizable returns that exceeded the overall performance of the benchmark. Microsoft advanced the most, benefiting from strength in its cloud-computing business, while Facebook experienced robust growth in advertising revenue. Alphabet (the parent company of Google) and Apple also outperformed. Amazon.com posted a double-digit gain but trailed the index.

Fund advanced but trailed its benchmark

For the period, the Fund underperformed its benchmark, as certain stocks did not perform as anticipated. An overweight position in energy firm Concho Resources was the largest detractor from the Fund’s relative performance as declining oil prices hurt earnings. Out-of-benchmark positions in Teva Pharmaceuticals and Parsley Energy also dampened relative results.

Several astute stock allocations partly offset the impact of these negative factors. Chief among these was not owning Johnson & Johnson, which declined after a baby powder recall revealed traces of asbestos. An underweight in poorly performing Exxon Mobil also boosted relative returns, as did an out-of-benchmark holding in cloud-based information security company Zscaler.

10	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Growth & Income Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	10.94%	9.94%		13.12%		0.40%	0.40%
Advisor Class	12/4/15	10.83	9.87	†	13.09	†	0.49	0.49
Premier Class	9/30/09	10.74	9.79		12.96		0.55	0.55
Retirement Class	10/1/02	10.67	9.67		12.86		0.65	0.65
Retail Class	3/31/06	10.60	9.62		12.79		0.69	0.69
Class W	9/28/18	11.39	10.04	†	13.18	†	0.40	0.00
S&P 500® Index	—	14.33	10.78		13.70		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	63.0
More than $15 billion–$50 billion	23.0
More than $2 billion–$15 billion	13.6
$2 billion or less	0.4
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$6.52 billion
Portfolio turnover rate	68%
Number of holdings	182
Weighted median market capitalization	$108.55 billion
Price/earnings ratio (weighted 12-month trailing average)†	24.5
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	11

Large-Cap Growth Fund

Expense example

Six months ended October 31, 2019

Large-Cap Growth Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,004.69	$2.07
Advisor Class	1,000.00	1,004.22	2.42
Premier Class	1,000.00	1,003.75	2.83
Retirement Class	1,000.00	1,003.78	3.33
Retail Class	1,000.00	1,003.29	3.53
Class W	1,000.00	1,007.02	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.14	2.09
Advisor Class	1,000.00	1,022.79	2.45
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.88	3.36
Retail Class	1,000.00	1,021.68	3.57
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class, 0.70% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	37.8
Health care	16.9
Consumer discretionary	16.0
Communication services	14.5
Industrials	5.4
Materials	3.6
Financials	3.2
Consumer staples	2.3
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Large-Cap Growth Fund returned 13.60% for the Institutional Class, compared with the 17.10% return of its benchmark, the Russell 1000® Growth Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology propelled the benchmark higher

Nine of the ten industry sectors in the Russell 1000 Growth Index (utilities are no longer represented) advanced for the twelve months. Information technology—the biggest sector, representing more than one-third of the index’s total market capitalization on October 31, 2019—surged 22.3% and contributed over 40.0% of the index’s return for the period. The real estate and materials sectors generated the strongest gains, climbing 27.8% and 26.6%, respectively. Energy was the sole decliner, returning –18.1% amid a decrease in oil prices. Health care rose 8.2% and was the second-worst performer, impacted by the prospect of increased government regulation.

For the twelve-month period, two of the five largest stocks in the Russell 1000 Growth Index produced returns that exceeded the overall return of the index. They were Microsoft, which benefited from strength in its cloud-computing business, and Facebook, which experienced robust growth in advertising revenue. Alphabet (the parent company of Google), Apple and Amazon.com registered double-digit returns but lagged the index.

Fund’s double-digit gain trailed its benchmark

For the period, the Fund underperformed its benchmark as certain stocks did not perform as expected. The largest detractor was an overweight position in electric car maker Tesla, which faced heightened competition and softening Chinese demand for electric cars. The next-largest detractors were overweight investments in Netflix and video game maker Activision Blizzard.

On the plus side, an underweight holding in Apple was the top contributor to relative returns. An overweight in Mastercard and a lack of exposure to Altria (the parent company of Philip Morris) were the next-largest contributors. Strong consumer spending helped push shares of Mastercard substantially higher, while Altria’s stock declined alongside stagnant revenue growth.

12	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Large-Cap Growth Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	3/31/06	13.60%	12.76%		15.22%		0.41%	0.41%
Advisor Class	12/4/15	13.55	12.69	†	15.18	†	0.52	0.52
Premier Class	9/30/09	13.45	12.60		15.05		0.57	0.57
Retirement Class	3/31/06	13.35	12.45		14.92		0.67	0.67
Retail Class	3/31/06	13.25	12.40		14.86		0.72	0.72
Class W	9/28/18	14.11	12.87	†	15.27	†	0.41	0.00
Russell 1000® Growth Index	—	17.10	13.43		15.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	77.8
More than $15 billion–$50 billion	20.2
More than $2 billion–$15 billion	2.0
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$5.71 billion
Portfolio turnover rate	97%
Number of holdings	78
Weighted median market capitalization	$121.82 billion
Price/earnings ratio (weighted 12-month trailing average)†	33.9
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	13

Large-Cap Value Fund

Expense example

Six months ended October 31, 2019

Large-Cap Value Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,039.39	$2.06
Advisor Class	1,000.00	1,039.41	2.26
Premier Class	1,000.00	1,038.89	2.83
Retirement Class	1,000.00	1,038.35	3.34
Retail Class	1,000.00	1,038.22	3.60
Class W	1,000.00	1,041.69	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.68	3.57
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.44% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class, 0.70% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	26.1
Health care	15.7
Industrials	11.5
Information technology	10.3
Communication services	8.1
Energy	7.1
Consumer staples	6.6
Utilities	4.9
Consumer discretionary	3.7
Materials	3.5
Real estate	2.2
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Large-Cap Value Fund returned 10.23% for the Institutional Class, compared with the 11.21% return of its benchmark, the Russell 1000® Value Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Benchmark sectors exhibited broad strength

Ten of the eleven industry sectors in the Russell 1000 Value Index posted gains for the twelve months. Real estate and utilities were the best-performing sectors, rising 25.2% and 23.0%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology, up 22.9%, also performed exceptionally well. Financials—the largest sector in the index—climbed a relatively subdued 10.5% but was the top contributor to the index’s return. Together, these four sectors accounted for more than 40.0% of the benchmark’s total market capitalization on October 31, 2019. Energy was the worst-performing sector for the period, returning –12.5% amid a decline in oil prices.

For the twelve-month period, returns for two of the five largest stocks in the Russell 1000 Value Index surpassed the overall return of the benchmark. They were Procter & Gamble and JPMorgan Chase. Returns for the remaining three stocks were mixed. Berkshire Hathaway generated a modest gain, while Exxon Mobil and Johnson & Johnson declined.

Fund advanced but trailed its benchmark

For the period, the Fund trailed its benchmark due to certain stock selections that did not perform as anticipated. The largest detractors were overweight positions in energy firms EOG Resources and Concho Resources. The next-largest detractor was an overweight in health care insurance provider Cigna, which was impacted by uncertainty about the future direction of government health care policies.

These negative effects were partly mitigated by several successful stock allocations, led by overweight investments in packaging company Crown Holdings and Microsoft. Next in line was an out-of-benchmark position in residential homebuilder NVR, which benefited from a decline in mortgage rates.

14	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Large-Cap Value Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	10.23%	6.38%		10.80%		0.40%	0.40%
Advisor Class	12/4/15	10.17	6.34	†	10.78	†	0.49	0.49
Premier Class	9/30/09	10.10	6.22		10.63		0.55	0.55
Retirement Class	10/1/02	10.03	6.12		10.52		0.65	0.65
Retail Class	10/1/02	9.92	6.06		10.46		0.71	0.71
Class W	9/28/18	10.66	6.47	†	10.85	†	0.40	0.00
Russell 1000® Value Index	—	11.21	7.61		11.96		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	73.6
More than $15 billion–$50 billion	20.3
More than $2 billion–$15 billion	6.1
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$5.67 billion
Portfolio turnover rate	79%
Number of holdings	81
Weighted median market capitalization	$126.02 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.5
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	15

Mid-Cap Growth Fund

Expense example

Six months ended October 31, 2019

Mid-Cap Growth Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$981.45	$2.35
Advisor Class	1,000.00	981.01	2.70
Premier Class	1,000.00	980.44	3.09
Retirement Class	1,000.00	979.92	3.59
Retail Class	1,000.00	979.44	3.84
5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Advisor Class	1,000.00	1,022.48	2.75
Premier Class	1,000.00	1,022.08	3.16
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.32	3.92
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.47% for the Institutional Class, 0.54% for the Advisor Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.77% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	32.9
Industrials	16.4
Consumer discretionary	15.7
Health care	15.6
Communication services	5.1
Financials	4.8
Materials	3.2
Real estate	2.9
Consumer staples	0.7
Energy	0.7
Short-term investments, other assets & liabilities, net	2.0
Total	100.0

Performance for the twelve months ended October 31, 2019

The Mid-Cap Growth Fund returned 15.93% for the Institutional Class, compared with the 18.93% return of its benchmark, the Russell Midcap® Growth Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Largest sectors drove the benchmark’s gain

Eight of the ten industry sectors in the Russell Midcap Growth Index (utilities are no longer represented) generated positive returns for the twelve months. Information technology, industrials and consumer discretionary—the index’s three largest sectors for the period—rose 26.7%, 21.7% and 15.9%, respectively, and were the top contributors to the index’s return. Together, these three sectors accounted for nearly two-thirds of the index’s total market capitalization on October 31, 2019. Real estate, up 36.1%, posted the strongest increase. Energy was the weakest performer with a return of –17.5%.

For the twelve-month period, the five largest stocks in the Russell Midcap Growth Index all registered exceptional gains that surpassed the index’s overall return by a wide margin. Semiconductor companies Lam Research and Advanced Micro Devices led the way due to an improving outlook for the semiconductor industry. Next in line were credit card processor Global Payments, retailer Dollar General and financial services technology firm Fiserv.

Fund advanced but trailed its benchmark

For the period, the Fund produced a strong gain but underperformed its benchmark, mainly because of certain stocks that did not perform as anticipated. The largest detractors were out-of-benchmark positions in ANGI Homeservices, the parent company of Angie’s List, which lowered its 2019 earnings forecast, and online retailer Farfetch, which announced operating results and an acquisition that disappointed investors. The next-largest detractor was an overweight investment in Jazz Pharmaceuticals.

On the positive side, other stock selection decisions bolstered the Fund’s performance versus the index. Chief among these was an overweight position in biopharmaceutical firm TESARO, which was acquired by drug maker GlaxoSmithKline. The next-largest contributors were an overweight holding in RingCentral, a provider of cloud-based communications services, and an out-of-benchmark investment in GDS Holdings, a Chinese data center operator.

16	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Mid-Cap Growth Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	15.93%	8.50%		13.21%		0.47%	0.47%
Advisor Class	12/4/15	15.87	8.46	†	13.19	†	0.56	0.56
Premier Class	9/30/09	15.70	8.33		13.04		0.62	0.62
Retirement Class	10/1/02	15.61	8.22		12.92		0.72	0.72
Retail Class	10/1/02	15.56	8.16		12.87		0.77	0.77
Russell Midcap® Growth Index	—	18.93	10.92		14.76		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	3.8
More than $15 billion–$50 billion	51.3
More than $2 billion–$15 billion	42.8
$2 billion or less	2.1
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$1.36 billion
Portfolio turnover rate	81%
Number of holdings	123
Weighted median market capitalization	$18.83 billion
Price/earnings ratio (weighted 12-month trailing average)†	43.1
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	17

Mid-Cap Value Fund

Expense example

Six months ended October 31, 2019

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Mid-Cap	value	value	(5/1/19–
Value Fund	(5/1/19)	(10/31/19)	10/31/19)
Actual return
Institutional Class	$1,000.00	$999.51	$2.07
Advisor Class	1,000.00	998.53	2.57
Premier Class	1,000.00	998.53	2.82
Retirement Class	1,000.00	998.03	3.32
Retail Class	1,000.00	997.48	3.57
5% annual hypothetical return
Institutional Class	1,000.00	1,023.14	2.09
Advisor Class	1,000.00	1,022.63	2.60
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.88	3.36
Retail Class	1,000.00	1,021.63	3.62
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.51% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class and 0.71% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2019
Financials	19.7
Real estate	12.1
Industrials	11.5
Consumer discretionary	10.1
Utilities	9.5
Information technology	8.0
Materials	7.5
Health care	7.1
Energy	5.8
Consumer staples	4.5
Communication services	3.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Mid-Cap Value Fund returned 7.32% for the Institutional Class, compared with the 10.08% return of its benchmark, the Russell Midcap® Value Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Most sectors helped the benchmark climb higher

Nine of the eleven industry sectors in the Russell Midcap Value Index recorded gains for the twelve months. Real estate, up 24.5%, and industrials, up 21.2%, were the best-performing sectors and the top contributors to the benchmark’s return. Financials—the index’s biggest component—rose 11.1% and was the next-largest contributor. Together, these three sectors represented more than 44.0% of the benchmark’s total market capitalization on October 31, 2019. Energy returned –28.9% amid a decline in oil prices and was the only significant detractor from performance.

For the twelve-month period, all of the five largest stocks in the Russell Midcap Value Index outperformed the overall return of the index by substantial margins. Falling interest rates were a tailwind for real estate investment trusts Welltower and Equity Residential, which delivered the strongest gains. Next came Sempra Energy, mining company Newmont Goldcorp and Xcel Energy. Shares of Sempra and Xcel surged despite the broad weakness in energy stocks, while Newmont Goldcorp rallied amid rising gold prices.

Fund advanced but trailed its benchmark

For the period, the Fund recorded a solid gain but trailed its benchmark, mainly because of several unsuccessful stock selections. The largest detractor was an out-of-benchmark holding in energy firm Matador Resources, which struggled due to the drop in energy prices. Next in line was an overweight investment in retailer Capri, which issued a disappointing sales outlook, followed by an out-of-benchmark position in Teva Pharmaceutical, which faced heightened competition and litigation risk.

By contrast, other stock selections benefited the Fund’s relative performance. The top contributor was an out-of-benchmark holding in Altice USA, a cable TV provider that benefited from strength in its broadband business. The next-largest contributors were an out-of-benchmark position in printing company Cimpress and an overweight in homebuilder Lennar.

18	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Mid-Cap Value Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	7.32%	5.34%		11.07%		0.42%	0.42%
Advisor Class	12/4/15	7.18	5.26	†	11.03	†	0.51	0.51
Premier Class	9/30/09	7.11	5.18		10.90		0.57	0.57
Retirement Class	10/1/02	7.01	5.07		10.79		0.67	0.67
Retail Class	10/1/02	6.96	5.02		10.75		0.72	0.72
Russell Midcap® Value Index	—	10.08	6.95		12.90		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	0.4
More than $15 billion–$50 billion	37.1
More than $2 billion–$15 billion	55.8
$2 billion or less	6.7
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$2.83 billion
Portfolio turnover rate	81%
Number of holdings	198
Weighted median market capitalization	$11.34 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	19

Quant Large-Cap Growth Fund

Expense example

Six months ended October 31, 2019

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Quant Large-Cap	value	value	(5/1/19–
Growth Fund	(5/1/19)	(10/31/19)	10/31/19)
Actual return
Institutional Class	$1,000.00	$1,027.12	$1.64
Advisor Class	1,000.00	1,027.08	2.09
Class W	1,000.00	1,029.19	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.59	1.63
Advisor Class	1,000.00	1,023.14	2.09
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.32% for the Institutional Class, 0.41% for the Advisor Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2019
Information technology	39.4
Health care	12.6
Consumer discretionary	12.1
Communication services	11.4
Industrials	10.8
Financials	5.9
Consumer staples	4.7
Real estate	1.9
Materials	0.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant Large-Cap Growth Fund returned 13.40% for the Institutional Class, compared with the 17.10% return of its benchmark, the Russell 1000® Growth Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology propelled the benchmark higher

Nine of the ten industry sectors in the Russell 1000 Growth Index (utilities are no longer represented) advanced for the twelve months. Information technology—the biggest sector, representing more than one-third of the index’s total market capitalization on October 31, 2019—surged 22.3% and contributed over 40.0% of the index’s return for the period. The real estate and materials sectors generated the strongest gains, climbing 27.8% and 26.6%, respectively. Energy was the sole decliner, returning –18.1% amid a decrease in oil prices. Health care rose 8.2% and was the second-worst performer, impacted by the prospect of increased government regulation.

For the twelve-month period, two of the five largest stocks in the Russell 1000 Growth Index produced returns that exceeded the overall return of the index. They were Microsoft, which benefited from strength in its cloud-computing business, and Facebook, which experienced robust growth in advertising revenue. Alphabet (the parent company of Google), Apple and Amazon.com registered double-digit returns but lagged the index.

Fund advanced but trailed its benchmark

For the period, several stock choices did not perform as anticipated and detracted from the Fund’s relative performance. Chief among these were overweight positions in technology company Alliance Data Systems, retailer L Brands and financial services firm Comerica. Alliance Data Systems experienced weakness in one of its business units, then announced it would sell the unit at a lower-than-expected price. L Brands contended with increased competition and shifting consumer preferences, while worries that lower interest rates might dampen profitability hurt Comerica.

On the plus side, two of the largest contributors were overweight positions in semiconductor equipment makers KLA and Lam Research, which benefited from an improving outlook for semiconductor demand. An overweight in TransDigm Group, a provider of aerospace components, was also helpful.

20	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant Large-Cap Growth Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	13.40%	12.76%		14.59%		0.32%	0.32%
Advisor Class	12/4/15	13.35	12.74	†	14.58	†	0.43	0.43
Class W	9/28/18	13.81	12.85	†	14.63	†	0.32	0.00
Russell 1000® Growth Index	—	17.10	13.43		15.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	68.2
More than $15 billion–$50 billion	18.8
More than $2 billion–$15 billion	13.0
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$2.88 billion
Portfolio turnover rate	116%
Number of holdings	201
Weighted median market capitalization	$120.50 billion
Price/earnings ratio (weighted 12-month trailing average)†	24.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	21

Quant Large-Cap Value Fund

Expense example

Six months ended October 31, 2019

Quant Large-Cap Value Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,015.73	$1.63
Advisor Class	1,000.00	1,015.78	2.13
Class W	1,000.00	1,017.68	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.59	1.63
Advisor Class	1,000.00	1,023.09	2.14
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.32% for the Institutional Class, 0.42% for the Advisor Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	26.3
Health care	13.7
Industrials	11.0
Consumer staples	9.5
Energy	7.3
Consumer discretionary	7.1
Communication services	6.4
Utilities	5.5
Information technology	5.4
Real estate	4.3
Materials	3.2
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant Large-Cap Value Fund returned 8.05% for the Institutional Class, compared with the 11.21% return of its benchmark, the Russell 1000® Value Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Benchmark sectors exhibited broad strength

Ten of the eleven industry sectors in the Russell 1000 Value Index posted gains for the twelve months. Real estate and utilities were the best-performing sectors, rising 25.2% and 23.0%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology, up 22.9%, also performed exceptionally well. Financials—the largest sector in the index—climbed a relatively subdued 10.5% but was the top contributor to the index’s return. Together, these four sectors accounted for more than 40.0% of the benchmark’s total market capitalization on October 31, 2019. Energy was the worst-performing sector for the period, returning –12.5% amid a decline in oil prices.

For the twelve-month period, returns for two of the five largest stocks in the Russell 1000 Value Index surpassed the overall return of the benchmark. They were Procter & Gamble and JPMorgan Chase. Returns for the remaining three stocks were mixed. Berkshire Hathaway generated a modest gain, while Exxon Mobil and Johnson & Johnson declined.

Fund advanced but trailed its benchmark

For the period, the Fund underperformed its benchmark primarily because of stock selections that did not perform as expected. The largest detractor was a modest overweight position in utility PG&E, which faced liabilities related to the California wildfires. The next-largest detractors were overweight investments in energy firm Antero Resources, which declined due to lower energy prices, and retailer Kohl’s, which reduced its earnings estimates.

By contrast, the Fund benefited from several stock choices. The top contributors were overweight positions in semiconductor firms Broadcom and Lam Research, which benefited from expectations for a resurgence in semiconductor demand. Next in line was an underweight in energy company Schlumberger.

22	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant Large-Cap Value Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	8.05%	6.40%		10.81%		0.32%	0.32%
Advisor Class	12/4/15	7.93	6.31	†	10.76	†	0.41	0.41
Class W	9/28/18	8.35	6.48	†	10.85	†	0.32	0.00
Russell 1000® Value Index	—	11.21	7.61		11.96		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	47.9
More than $15 billion–$50 billion	28.2
More than $2 billion–$15 billion	23.7
$2 billion or less	0.2
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$2.67 billion
Portfolio turnover rate	146%
Number of holdings	314
Weighted median market capitalization	$48.79 billion
Price/earnings ratio (weighted 12-month trailing average)†	15.9
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	23

Quant Small-Cap Equity Fund

Expense example

Six months ended October 31, 2019

Quant Small-Cap Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$988.08	$1.90
Advisor Class	1,000.00	987.48	2.50
Premier Class	1,000.00	988.00	2.66
Retirement Class	1,000.00	987.11	3.16
Retail Class	1,000.00	986.94	3.21
Class W	1,000.00	989.88	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.29	1.94
Advisor Class	1,000.00	1,022.68	2.55
Premier Class	1,000.00	1,022.53	2.70
Retirement Class	1,000.00	1,022.03	3.21
Retail Class	1,000.00	1,021.98	3.26
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.38% for the Institutional Class, 0.50% for the Advisor Class, 0.53% for the Premier Class, 0.63% for the Retirement Class, 0.64% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	16.5
Industrials	16.2
Health care	15.5
Information technology	12.6
Consumer discretionary	10.6
Real estate	9.1
Materials	5.5
Consumer staples	3.8
Energy	3.7
Utilities	3.2
Communication services	2.4
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant Small-Cap Equity Fund returned 5.34% for the Institutional Class, compared with the 4.90% return of its benchmark, the Russell 2000® Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology led the benchmark higher

Six of the eleven industry sectors in the Russell 2000 Index posted positive results for the twelve months. Information technology—the index’s fourth-largest sector—performed best with a gain of 23.6%. Industrials advanced 10.6%, while financials, the benchmark’s largest sector, gained 6.0%. The smaller utilities and real estate sectors generated the second- and third-largest returns at 23.2% and 18.4%, respectively. Bond yields declined throughout much of the period, spurring demand for utilities and real estate stocks, which generally have above-average dividend yields. Together, these five sectors made up nearly 60.0% of the benchmark’s total market capitalization on October 31, 2019. Energy, communication services, consumer staples, health care and materials all posted losses.

For the twelve-month period, all of the five largest stocks in the Russell 2000 index generated sizable returns that exceeded the overall performance of the benchmark. Oncology company Novocure advanced the most with triple-digit returns, followed by power-generating equipment maker Generac. First Industrial Realty, hematology firm Haemonetics and virtual health care provider Teladoc Health also outperformed with double-digit gains.

Fund posted strong gains, surpassed its benchmark

For the period, overweight positions in several strong-performing stocks led the Fund to outperform its benchmark. Chief among these was an overweight to programmable logic device maker Lattice Semiconductor, which recently reported better-than-expected Q3 earnings growth. Overweight positions in electric circuitry and metal products supplier Atkore International and genetic testing firm Natera also benefited relative results.

By contrast, certain Fund positions did not perform as anticipated. The three largest detractors were overweight positions in energy companies NexTier Oilfield Solutions and ProPetro Holding, as well as biopharmaceutical firm Puma Biotechnology, all of which underperformed the benchmark.

24	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant Small-Cap Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	5.34%	7.90%		12.82%		0.41%	0.41%
Advisor Class	12/4/15	5.25	7.84	†	12.79	†	0.48	0.48
Premier Class	9/30/09	5.28	7.75		12.65		0.56	0.56
Retirement Class	10/1/02	5.14	7.64		12.54		0.66	0.66
Retail Class	10/1/02	5.06	7.59		12.47		0.71	0.71
Class W	9/28/18	5.78	7.99	†	12.87	†	0.41	0.00
Russell 2000® Index	—	4.90	7.37		12.27		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $2 billion–$15 billion	48.7
$2 billion or less	51.3
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$2.94 billion
Portfolio turnover rate	98%
Number of holdings	420
Weighted median market capitalization	$1.94 billion
Price/earnings ratio (weighted 12-month trailing average)†	31.4
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	25

Quant Small/Mid-Cap Equity Fund

Expense example

Six months ended October 31, 2019

Quant Small/Mid-Cap Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,014.03	$2.54
Advisor Class	1,000.00	1,014.84	2.74
Premier Class	1,000.00	1,014.05	3.35
Retirement Class	1,000.00	1,013.25	3.81
Retail Class	1,000.00	1,011.60	4.41
Class W	1,000.00	1,017.31	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.68	2.55
Advisor Class	1,000.00	1,022.48	2.75
Premier Class	1,000.00	1,021.88	3.36
Retirement Class	1,000.00	1,021.42	3.82
Retail Class	1,000.00	1,020.82	4.43
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.50% for the Institutional Class, 0.54% for the Advisor Class, 0.66% for the Premier Class, 0.75% for the Retirement Class, 0.87% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	17.6
Industrials	17.1
Information technology	15.5
Health care	12.1
Consumer discretionary	11.6
Real estate	11.3
Materials	5.1
Energy	2.6
Utilities	2.5
Consumer staples	2.3
Communication services	2.2
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant Small/Mid-Cap Equity Fund returned 11.20% for the Institutional Class, compared with the 8.84% return of its benchmark, the Russell 2500® Index. The performance table shows returns for all share classes of the Fund.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology led benchmark’s sector returns

Eight of the eleven industry sectors in the Russell 2500 Index generated positive returns for the twelve months. Information technology, the index’s largest sector, had the best performance and made the largest contribution to its return with a gain of 24.0%. Real estate, industrials and financials also made solid contributions with returns of 20.8%, 13.9% and 9.0%, respectively. Together, these four sectors accounted for nearly 60.0% of the benchmark’s total market capitalization on October 31, 2019. Energy was the worst-performing sector for the period, declining 42.9% due to the drop in oil prices.

For the twelve-month period, the five largest stocks in the Russell 2500 all posted strong gains that outperformed the index’s overall return. Higher revenues and earnings helped MarketAxess Holdings, which operates a fixed-income trading platform and was the index’s largest weighting, to post the strongest performance. Sun Communities, a real estate investment trust, Zebra Technologies, which makes printing and tracking products, and medical device maker DexCom all posted strong earnings.

Fund advanced and outperformed its benchmark

The Fund outperformed its benchmark primarily due to overweight positions in several stocks that far outpaced the index. The Fund benefited most from its holdings in Veeva Systems, a provider of cloud-based software for the health care industry that experienced strong earnings growth. Shares of Array BioPharma surged after the company agreed to be acquired by Pfizer. Twilio, a cloud-communications platform provider, rose after posting strong earnings growth.

In contrast, certain other stocks did not perform as anticipated. Chief among these was an overweight position in biodiesel producer Renewable Energy Group, which declined after a first-quarter loss. An underweight position in streaming TV device maker Roku and an overweight in nutrition company Medifast also detracted.

26	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant Small/Mid-Cap Equity Fund			Average annual		Annual operating
		Total return	total return		expenses*
	Inception		since
	date	1 year	inception		gross	net
Institutional Class	8/5/16	11.20%	12.46%		0.50%	0.50%
Advisor Class	8/5/16	11.18	12.47		0.59	0.59
Premier Class	8/5/16	11.04	12.29		0.66	0.66
Retirement Class	8/5/16	10.89	12.17		0.76	0.76
Retail Class	8/5/16	10.67	12.01		0.88	0.88
Class W	9/28/18	11.73	12.65	†	0.50	0.00
Russell 2500® Index	—	8.84	9.73	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Class W that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because the Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2019
More than $15 billion–$50 billion	2.3
More than $2 billion–$15 billion	74.0
$2 billion or less	23.7
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$685.47 million
Portfolio turnover rate	81%
Number of holdings	321
Weighted median market capitalization	$4.87 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.6
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	27

Social Choice Equity Fund

Expense example

Six months ended October 31, 2019

Social Choice Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,043.57	$0.88
Advisor Class	1,000.00	1,043.61	1.24
Premier Class	1,000.00	1,043.23	1.65
Retirement Class	1,000.00	1,042.38	2.16
Retail Class	1,000.00	1,042.70	2.27
5% annual hypothetical return
Institutional Class	1,000.00	1,024.35	0.87
Advisor Class	1,000.00	1,024.00	1.22
Premier Class	1,000.00	1,023.59	1.63
Retirement Class	1,000.00	1,023.09	2.14
Retail Class	1,000.00	1,022.99	2.24
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.17% for the Institutional Class, 0.24% for the Advisor Class, 0.32% for the Premier Class, 0.42% for the Retirement Class and 0.44% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	20.7
Financials	14.7
Health care	13.5
Consumer discretionary	11.1
Industrials	10.5
Communication services	8.0
Consumer staples	6.2
Real estate	4.2
Energy	4.1
Utilities	3.7
Materials	2.9
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the twelve months ended October 31, 2019

The Social Choice Equity Fund returned 14.83% for the Institutional Class, compared with the 13.49% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Omitting certain stocks helped the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was that the Fund outperformed its benchmark, despite the effect of expenses.

In terms of excluded stocks, the Fund’s relative performance was aided most by not being invested in Exxon Mobil, Johnson & Johnson and Pfizer. Exxon Mobil was hurt by the decline in oil prices; in addition, investors favored the lower-priced stocks of other energy companies during the period. A judge ordered Johnson & Johnson to pay a significant settlement stemming from the company’s promotion and sale of opioid drugs. Finally, investors frowned upon Pfizer’s decision to combine Upjohn—its off-patent branded and generic drugs segment—with generic drug maker Mylan.

Avoiding other stocks weighed on relative performance

The most significant detractors among stocks the Fund avoided were credit card issuers Mastercard and Visa and telecom giant AT&T. Mastercard’s revenues rose, helped by increasing switched transactions and cross-border volumes. Visa also benefited from rising revenues, aided by growth in cross-border volumes and processed transactions. AT&T’s operating income improved as lower expenses helped offset revenue declines; in addition, the company’s WarnerMedia segment benefited from rising HBO revenues.

Fund outperformed its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Among stocks the Fund held, several overweight positions were key contributors to relative performance. Netflix contributed the most as revenue in the company’s most recent quarter grew 31% over the prior year, helped by new memberships and popular original content. Starbucks was second as the company benefited from strong same-store sales growth in the U.S. and China and reported all-time-high customer connection scores—a measure of how favorably customers regard their Starbucks experience. Copart was third as the online automotive dealer reported double-digit global sales, helped by rising auto prices in the U.S. and the availability of newer, less damaged cars.

Of the stocks that detracted from the Fund’s relative performance, the most significant were underweight positions in Facebook and Amazon.com and an overweight position in Schlumberger. Facebook’s management reported double-digit revenue growth, helped by strong gains in mobile advertising revenue. Average daily active Facebook users reached 1.62 billion. Amazon.com reported double-digit sales growth, helped by strength in its web services division AWS. Being overweight in Schlumberger detracted as energy was the weakest-performing sector in the Russell 3000 Index for the twelve-month period. Schlumberger also faced challenges including slowing activity and a weak pricing environment in North America.

28	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Social Choice Equity Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	14.83%	9.65%		12.90%		0.17%	0.17%
Advisor Class	12/4/15	14.74	9.61	†	12.88	†	0.22	0.22
Premier Class	9/30/09	14.62	9.47		12.72		0.33	0.33
Retirement Class	10/1/02	14.48	9.36		12.61		0.42	0.42
Retail Class	3/31/06	14.51	9.34		12.61		0.45	0.45
Russell 3000® Index	—	13.49	10.31		13.62		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	56.3
More than $15 billion–$50 billion	27.6
More than $2 billion–$15 billion	13.2
$2 billion or less	2.9
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$4.70 billion
Portfolio turnover rate	21%
Number of holdings	747
Weighted median market capitalization	$61.35 billion
Price/earnings ratio (weighted 12-month trailing average)†	24.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	29

Social Choice Low Carbon Equity Fund

Expense example

Six months ended October 31, 2019

Social Choice Low Carbon Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,056.10	$1.66
Advisor Class	1,000.00	1,055.34	2.38
Premier Class	1,000.00	1,054.42	2.43
Retirement Class	1,000.00	1,053.95	2.95
Retail Class	1,000.00	1,054.71	3.26
5% annual hypothetical return
Institutional Class	1,000.00	1,023.59	1.63
Advisor Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.84	2.40
Retirement Class	1,000.00	1,022.33	2.91
Retail Class	1,000.00	1,022.03	3.21
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.32% for the Institutional Class, 0.46% for the Advisor Class, 0.47% for the Premier Class, 0.57% for the Retirement Class and 0.63% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	20.2
Financials	14.9
Health care	13.7
Consumer discretionary	10.7
Industrials	10.7
Communication services	8.2
Consumer staples	6.7
Real estate	4.2
Energy	3.8
Utilities	3.4
Materials	2.7
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Performance for the twelve months ended October 31, 2019

The Social Choice Low Carbon Equity Fund returned 15.52% for the Institutional Class, compared with the 13.49% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding certain stocks aided the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results for the twelve-month period, but the net effect was that the Fund outperformed its benchmark.

Among stocks the Fund avoided, Exxon Mobil, Johnson & Johnson and Pfizer contributed the most to the Fund’s outperformance of its benchmark. Exxon Mobil was hurt by the decline in oil prices; in addition, investors favored the lower-priced stocks of other energy companies during the period. A judge ordered Johnson & Johnson to pay a significant settlement stemming from the company’s promotion and sale of opioid drugs. Finally, investors frowned upon Pfizer’s decision to combine Upjohn—its off-patent branded and generic drugs segment—with generic drug maker Mylan.

Excluding other stocks weighed on relative performance

The most significant detractors among stocks the Fund excluded were credit-card issuers Mastercard and Visa and telecom giant AT&T. Mastercard’s revenues rose, helped by increasing switched transactions and cross-border volumes. Visa also benefited from rising revenues, aided by growth in cross-border volumes and processed transactions. AT&T’s operating income was up as lower expenses helped offset revenue declines; in addition, the company’s WarnerMedia segment benefited from rising HBO revenues.

Fund outperformed its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index and to manage risk.

Among stocks the Fund held, several overweight positions were key contributors to relative performance. Netflix contributed the most as revenue in the company’s most recent quarter grew 31% over the prior year, helped by new memberships and popular original content. Medical equipment manufacturer Edwards Lifesciences was second as the U.S. Food and Drug Administration approved the company’s transcatheter heart valve systems for use in patients at low risk for open-heart surgery. Starbucks was third as the company benefited from strong same-store sales growth in the U.S. and China and reported all-time-high customer connection scores—a measure of how favorably customers regard their Starbucks experience.

Of the holdings that detracted from the Fund’s relative performance, the most significant were an underweight position in Facebook, an overweight position in National Oilwell Varco and an underweight position in Amazon.com. Facebook’s management reported double-digit revenue growth, helped by strong gains in mobile advertising revenue. Average daily active Facebook users reached 1.62 billion. National Oilwell Varco continued to focus on cost cutting and managing working capital as the company’s North American oil-field services customers continued to slash spending. Amazon.com reported double-digit sales growth, helped by strength in its web services division AWS.

30	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Social Choice Low Carbon Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	8/7/15	15.52%	11.12%		0.53%	0.32%
Advisor Class	12/4/15	15.33	11.05	†	0.62	0.41
Premier Class	8/7/15	15.33	10.98		0.69	0.47
Retirement Class	8/7/15	15.21	10.84		0.78	0.57
Retail Class	8/7/15	15.21	10.78		0.85	0.64
Russell 3000® Index	—	13.49	11.07	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	57.4
More than $15 billion–$50 billion	25.8
More than $2 billion–$15 billion	13.6
$2 billion or less	3.2
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$226.99 million
Portfolio turnover rate	27%
Number of holdings	545
Weighted median market capitalization	$61.35 billion
Price/earnings ratio (weighted 12-month trailing average)†	25.9
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	31

Emerging Markets Equity Fund

Expense example

Six months ended October 31, 2019

Emerging Markets Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,004.35	$4.50
Advisor Class	1,000.00	1,003.48	4.90
Premier Class	1,000.00	1,003.48	5.00
Retirement Class	1,000.00	1,003.49	5.00
Retail Class	1,000.00	1,001.74	6.36
Class W	1,000.00	1,007.80	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,020.72	4.53
Advisor Class	1,000.00	1,020.32	4.94
Premier Class	1,000.00	1,020.21	5.04
Retirement Class	1,000.00	1,020.21	5.04
Retail Class	1,000.00	1,018.85	6.41
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.89% for the Institutional Class, 0.97% for the Advisor Class, 0.99% for the Premier Class, 0.99% for the Retirement Class, 1.26% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Consumer discretionary	32.9
Information technology	21.4
Financials	13.8
Communication services	10.8
Energy	8.5
Materials	5.1
Consumer staples	4.2
Industrials	2.6
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Performance for the twelve months ended October 31, 2019

The Emerging Markets Equity Fund returned 20.10% for the Institutional Class, compared with the 11.86% return of its benchmark, the MSCI Emerging Markets Index. The performance table shows returns for all share classes of the Fund.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy, while the Bank of England left its benchmark interest rate unchanged at 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 11.04% but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market, and also trailed the MSCI Emerging Markets Index.

Most countries in the benchmark advanced

Of the 26 country components in the MSCI Emerging Markets Index, 19 posted gains in U.S.-dollar terms for the twelve-month period. China, the benchmark’s largest component, advanced 12.9%. South Korea, the second-largest index component, gained 5.2%. Taiwan, the third-largest index component, advanced 22.4%. Together, these three countries accounted for more than one-half of the index’s total market capitalization on October 31, 2019.

Fund advanced and surpassed its benchmark

For the twelve-month period, the Fund strongly outperformed its benchmark due to several astute stock selections. Chief among these were overweight positions in Latin American online retailer B2W Companhia Digital, which reported strong growth in revenues, and Taiwanese semiconductor firm MediaTek. An out-of-benchmark position in Hong Kong casino operator Melco Resorts & Entertainment was the third-largest contributor.

Those benefits were partly offset by an overweight position in E-Mart, a South Korean discount store operator that reported weak earnings, an overweight position in India-based Yes Bank and an out-of-benchmark position in Italian luxury goods maker Prada.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

32	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Emerging Markets Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	8/31/10	20.10%	3.86%		3.23%		0.91%	0.91%
Advisor Class	12/4/15	20.11	3.82	†	3.21	†	1.00	1.00
Premier Class	8/31/10	19.99	3.70		3.08		1.06	1.06
Retirement Class	8/31/10	19.96	3.64		2.99		1.16	1.16
Retail Class	8/31/10	19.64	3.46		2.83		1.27	1.27
Class W	9/28/18	21.10	4.05	†	3.34	†	0.91	0.00
MSCI Emerging Markets Index	—	11.86	2.93		3.26	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception August 31, 2010)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2019
China	26.4
Brazil	14.4
Taiwan	11.8
Korea, Republic of	11.4
India	8.9
Russia	4.4
South Africa	3.5
Macau	2.5
Mexico	2.5
Indonesia	2.4
10 other nations	10.8
Short-term investments	1.0
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	38.2
More than $15 billion–$50 billion	22.1
More than $2 billion–$15 billion	32.4
$2 billion or less	7.3
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$1.58 billion
Portfolio turnover rate	129%
Number of holdings	81
Weighted median market capitalization	$29.87 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	33

International Equity Fund

Expense example

Six months ended October 31, 2019

International Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,017.48	$2.44
Advisor Class	1,000.00	1,016.20	3.20
Premier Class	1,000.00	1,016.59	3.20
Retirement Class	1,000.00	1,016.83	3.46
Retail Class	1,000.00	1,015.92	4.17
Class W	1,000.00	1,020.22	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.79	2.45
Advisor Class	1,000.00	1,022.03	3.21
Premier Class	1,000.00	1,022.03	3.21
Retirement Class	1,000.00	1,021.78	3.47
Retail Class	1,000.00	1,021.07	4.18
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.48% for the Institutional Class, 0.63% for the Advisor Class, 0.63% for the Premier Class, 0.68% for the Retirement Class, 0.82% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2019
Consumer discretionary	21.2
Industrials	17.1
Financials	16.4
Materials	14.1
Information technology	11.3
Consumer staples	8.0
Health care	7.7
Communication services	2.1
Energy	0.8
Real estate	0.4
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the twelve months ended October 31, 2019

The International Equity Fund returned 5.73% for the Institutional Class, compared with the 11.04% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, advanced but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The MSCI Emerging Markets Index rose 11.86%.

Eighteen of the benchmark’s country components advanced

Of the MSCI EAFE Index’s 21 country components, 18 were positive in U.S.-dollar terms for the twelve-month period. The largest index components were Japan (24.9%), the United Kingdom (16.2%) and France (11.4%), and they gained 9.2%, 7.1% and 12.5%, respectively. Together, these three nations represented over one-half of the benchmark’s total market capitalization on October 31, 2019.

Fund advanced but trailed its benchmark

The primary detractors from the Fund’s performance relative to its benchmark were overweight positions in three companies. First was Japanese machinery and equipment manufacturer IHI, which was hurt by an aircraft engine inspection scandal. Next was Swiss banking giant Credit Suisse, followed by German tourism services provider TUI.

The performance of these holdings was partly mitigated by double-digit gains from the Fund’s three top contributors. Chief among these was an overweight position in French global energy management and automation solutions provider Schneider Electric, followed by out-of-benchmark positions in United Kingdom-based chemical producer Linde and British builders’ merchant and home improvement retailer Travis Perkins.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

34	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

International Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	5.73%	3.27%		5.78%		0.48%	0.48%
Advisor Class	12/4/15	5.46	3.18	†	5.73	†	0.61	0.61
Premier Class	9/30/09	5.52	3.11		5.61		0.63	0.63
Retirement Class	10/1/02	5.44	3.01		5.51		0.73	0.73
Retail Class	3/31/06	5.24	2.94		5.44		0.80	0.80
Class W	9/28/18	6.16	3.37	†	5.83	†	0.48	0.00
MSCI EAFE® Index	—	11.04	4.31		5.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2019
United Kingdom	20.3
Japan	19.8
France	19.4
Germany	15.1
Switzerland	5.4
Italy	3.9
Denmark	3.2
Hong Kong	2.1
Ireland	2.1
Sweden	2.0
6 other nations	5.0
Short-term investments	1.7
Total	100.0

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	44.6
More than $15 billion–$50 billion	32.0
More than $2 billion–$15 billion	23.4
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$4.81 billion
Portfolio turnover rate	114%
Number of holdings	69
Weighted median market capitalization	$39.00 billion
Price/earnings ratio (weighted 12-month trailing average)†	15.0
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	35

International Opportunities Fund

Expense example

Six months ended October 31, 2019
International Opportunities Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,016.76	$3.15
Advisor Class	1,000.00	1,016.77	3.61
Premier Class	1,000.00	1,016.73	3.46
Retirement Class	1,000.00	1,016.82	3.46
Retail Class	1,000.00	1,015.24	5.13
Class W	1,000.00	1,020.53	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.08	3.16
Advisor Class	1,000.00	1,021.63	3.62
Premier Class	1,000.00	1,021.78	3.47
Retirement Class	1,000.00	1,021.78	3.47
Retail Class	1,000.00	1,020.11	5.14
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.62% for the Institutional Class, 0.71% for the Advisor Class, 0.68% for the Premier Class, 0.68% for the Retirement Class, 1.01% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2019
Consumer discretionary	19.4
Information technology	18.4
Industrials	15.9
Financials	9.9
Health care	8.8
Consumer staples	8.7
Materials	5.8
Energy	4.7
Communication services	3.7
Real estate	0.7
Short-term investments, other assets & liabilities, net	4.0
Total	100.0

Performance for the twelve months ended October 31, 2019

The International Opportunities Fund returned 12.84% for the Institutional Class, compared with the 11.27% return of its benchmark, the MSCI All Country World (ACWI) ex USA Index. The performance table shows returns for all share classes of the Fund. During the twelve months, the Fund participated in a securities lending program.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 11.04% but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The MSCI Emerging Markets Index advanced 11.86%.

Most benchmark countries gained ground

Of the 48 countries in the MSCI ACWI ex USA Index, 38 produced gains in U.S.-dollar terms for the twelve-month period. The benchmark’s largest country components were Japan (up 9.2%), the United Kingdom (up 7.1%) and China (up 12.9%). These three nations made up over one-third of the index’s total market capitalization on October 31, 2019.

Fund advanced, surpassed its benchmark

While many holdings aided the Fund’s relative performance, three were substantial contributors: an overweight position in Canadian e-commerce solutions company Shopify; an out-of-benchmark investment in Australia-based Afterpay Touch Group, which facilitates payments between merchants and customers; and an overweight in Brazilian retailer Magazine Luiza.

By contrast, the Fund’s performance was limited by certain investments. Chief among these were an overweight position in Israeli drug maker Teva Pharmaceutical, an out-of-benchmark holding in litigation financier Burford Capital and an overweight in German digital-payments firm Wirecard.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

36	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019
International Opportunities Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	4/12/13	12.84%	6.32%		5.55%		0.62%	0.62%
Advisor Class	12/4/15	12.85	6.27	†	5.52	†	0.71	0.71
Premier Class	4/12/13	12.74	6.17		5.39		0.78	0.78
Retirement Class	4/12/13	12.77	6.07		5.30		0.87	0.87
Retail Class	4/12/13	12.50	5.89		5.14		1.02	1.02
Class W	9/28/18	13.62	6.46	†	5.66	†	0.62	0.00
MSCI All Country World Index ex USA	—	11.27	3.82		4.30	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception April 12, 2013)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2019
Japan	12.3
United Kingdom	11.3
Canada	9.0
Brazil	6.1
China	6.0
France	5.5
Germany	5.3
Australia	4.1
Italy	4.1
Switzerland	3.6
15 other nations	24.1
Short-term investments	8.6
Total	100.0

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	17.1
More than $15 billion–$50 billion	23.0
More than $2 billion–$15 billion	48.8
$2 billion or less	11.1
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$1.79 billion
Portfolio turnover rate	28%
Number of holdings	109
Weighted median market capitalization	$10.61 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	37

Quant International Equity Fund

Expense example

Six months ended October 31, 2019

Quant International Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,026.17	$2.04
Advisor Class	1,000.00	1,024.79	2.40
Class W	1,000.00	1,027.51	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.84	2.40
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.47% for the Advisor Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2019
Financials	20.0
Industrials	14.6
Health care	11.4
Consumer staples	11.2
Consumer discretionary	11.2
Materials	6.7
Information technology	6.4
Communication services	5.2
Energy	4.8
Utilities	3.7
Real estate	3.5
Short-term investments, other assets & liabilities, net	1.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant International Equity Fund returned 9.59% for the Institutional Class, compared with the 11.04% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy, while the Bank of England left its benchmark interest rate unchanged at 0.75%.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, advanced but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The MSCI Emerging Markets Index rose 11.86%.

Eighteen of the benchmark’s country components advanced

Of the MSCI EAFE Index’s 21 country components, 18 were positive in U.S.-dollar terms for the twelve-month period. The largest index components were Japan (24.9%), the United Kingdom (16.2%) and France (11.4%), and they gained 9.2%, 7.1% and 12.5%, respectively. Together, these three nations represented over one-half of the benchmark’s total market capitalization on October 31, 2019.

Fund advanced but trailed its benchmark

For the twelve-month period, the Fund trailed its benchmark due to certain holdings that did not perform as anticipated. Chief among these were overweight holdings of German chemicals producer Covestro, which declined on weaker global demand for chemicals, Japanese life insurance firm Dai-ichi Life Holdings and Spanish bank Banco Bilbao Vizcaya Argentaria.

On the positive side, other holdings aided the Fund’s relative performance. The most beneficial among these were overweight positions in Italian electric utility Enel, which saw higher revenues in its South American distribution operations, Swiss pharmaceutical company Roche Holding, which reported strong revenues, and Swiss semiconductor maker STMicroelectronics.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

38	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant International Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	9.59%	3.66%		5.77%		0.40%	0.40%
Advisor Class	12/4/15	9.38	3.59	†	5.74	†	0.49	0.49
Class W	9/28/18	10.00	3.74	†	5.81	†	0.40	0.00
MSCI EAFE® Index	—	11.04	4.31		5.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2019
Japan	23.2
United Kingdom	15.7
Switzerland	10.0
France	9.5
Germany	8.0
Australia	7.5
Netherlands	3.1
Sweden	3.0
Italy	2.7
Hong Kong	2.7
12 other nations	12.6
Short-term investments	2.0
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	38.5
More than $15 billion–$50 billion	36.2
More than $2 billion–$15 billion	25.3
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$1.95 billion
Portfolio turnover rate	114%
Number of holdings	240
Weighted median market capitalization	$32.42 billion
Price/earnings ratio (weighted 12-month trailing average)†	13.4
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	39

Quant International Small-Cap Equity Fund

Expense example

Six months ended October 31, 2019

Quant International Small-Cap Equity Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,020.81	$3.31
Advisor Class	1,000.00	1,020.83	3.67
Premier Class	1,000.00	1,020.57	4.28
Retirement Class	1,000.00	1,020.83	4.23
Retail Class	1,000.00	1,018.79	5.55
Class W	1,000.00	1,024.73	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.93	3.31
Advisor Class	1,000.00	1,021.58	3.67
Premier Class	1,000.00	1,020.97	4.28
Retirement Class	1,000.00	1,021.02	4.23
Retail Class	1,000.00	1,019.71	5.55
Class W	1,000.00	1,025.21	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.65% for the Institutional Class, 0.72% for the Advisor Class, 0.84% for the Premier Class, 0.83% for the Retirement Class, 1.09% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2019
Industrials	18.4
Real estate	11.6
Information technology	11.6
Consumer discretionary	11.3
Financials	11.0
Materials	9.4
Health care	6.4
Communication services	5.7
Consumer staples	5.4
Utilities	4.4
Energy	3.6
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

Performance for the twelve months ended October 31, 2019

The Quant International Small-Cap Equity Fund returned 7.04% for the Institutional Class, compared with the 8.77% return of its benchmark, the MSCI All Country World (ACWI) ex USA Small Cap Index. The performance table shows returns for all share classes of the Fund.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy, while the Bank of England left its benchmark interest rate unchanged at 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 11.04% but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The MSCI Emerging Markets Index advanced 11.86%.

Many benchmark countries had positive returns

Within the MSCI ACWI ex USA Small Cap Index, 36 of 48 country components posted gains in U.S.-dollar terms for the twelve-month period. The largest markets were Japan at 23.0%, the United Kingdom at 12.9% and Canada at 6.8%. They returned 9.3%, 9.4% and 6.5%, respectively, for the period and comprised over 40.0% of the benchmark’s total market capitalization on October 31, 2019. The index returned 8.11% in local-currency terms for the period.

Fund gained but trailed its benchmark

For the period, the Fund underperformed its benchmark as certain stocks did not perform as anticipated. The most significant of these were overweight allocations to Indonesian construction services and materials manufacturer PT Wijaya Karya, Japanese advertising technology and smartphone content provider UNITED and Japanese labor dispatching services provider UT Group.

On the plus side, the largest contributors to the Fund’s relative performance were overweight positions in Taiwanese printed circuit board manufacturer Unimicron, Israeli digital information security software developer CyberArk and South African gold and platinum producer Sibanye-Stillwater.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

40	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Quant International Small-Cap Equity Fund
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	12/9/16	7.04%	5.46%		0.71%	0.71%
Advisor Class	12/9/16	6.96	5.39		0.80	0.80
Premier Class	12/9/16	6.85	5.38		0.87	0.87
Retirement Class	12/9/16	6.86	5.24		0.97	0.97
Retail Class	12/9/16	6.61	5.05		1.17	1.14
Class W	9/28/18	7.85	5.74	†	0.71	0.00
MSCI ACWI ex USA Small Cap Index	—	8.77	7.81	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Class W that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because the Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception December 9, 2016)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2019
Japan	23.0
United Kingdom	12.2
Taiwan	5.4
Australia	5.2
Canada	4.9
Korea, Republic of	4.2
Italy	3.9
China	3.8
Switzerland	3.4
France	3.2
33 other nations	29.5
Short-term investments	1.3
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2019
More than $2 billion–$15 billion	47.1
$2 billion or less	52.9
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$986.30 million
Portfolio turnover rate	87%
Number of holdings	400
Weighted median market capitalization	$1.95 billion
Price/earnings ratio (weighted 12-month trailing average)†	12.7
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	41

Social Choice International Equity Fund

Expense example

Six months ended October 31, 2019

Social Choice International Equity	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,042.99	$2.06
Advisor Class	1,000.00	1,042.99	2.47
Premier Class	1,000.00	1,042.95	2.83
Retirement Class	1,000.00	1,042.17	3.35
Retail Class	1,000.00	1,042.13	3.76
5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.79	2.45
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.53	3.72
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.48% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class and 0.73% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	18.5
Industrials	13.9
Consumer discretionary	11.7
Consumer staples	10.9
Health care	10.5
Materials	7.9
Information technology	6.2
Communication services	5.9
Utilities	4.8
Energy	4.3
Real estate	3.8
Short-term investments, other assets & liabilities, net	1.6
Total	100.0

Performance for the twelve months ended October 31, 2019

The Social Choice International Equity Fund returned 12.77% for the Institutional Class, compared with the 11.04% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Excluding certain stocks aided the Fund’s relative performance

Because of its ESG criteria, the Fund omitted a number of stocks in the MSCI EAFE Index. Excluding these companies produced mixed results during the twelve-month period, but the net effect was that the Fund outperformed its benchmark.

Omitting Royal Dutch Shell, BP and British American Tobacco benefited the Fund. Royal Dutch Shell’s profits declined due to lower energy prices and weakness across the energy giant’s business segments. British oil and gas producer BP also saw profits fall. British American Tobacco’s stock price fell sharply on a proposed U.S. ban on menthol cigarettes.

Avoiding other stocks limited relative performance

Chief detractors among stocks the Fund excluded were LVMH, AIA and Daiichi Sankyo. French luxury-goods company LVMH benefited from double-digit revenue growth, while Hong Kong-based pan-Asian life insurance group AIA delivered robust profits helped by its business in China. Sales of Daiichi Sankyo’s blood thinner drug Edoxaban contributed to the Japanese pharmaceutical firm’s rising profits.

Fund outpaced its benchmark

To compensate for the exclusion of some stocks within the MSCI EAFE Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

The Fund’s leading contributors were overweight investments in Fortescue, Enel and London Stock Exchange Group (LSEG). Australian iron ore producer Fortescue delivered record profits, driven by strong demand and favorable ore pricing. Italian electric utility Enel’s revenues increased, helped by its South American distribution operations. LSEG benefited from record volumes of cleared stock trades.

In contrast, certain holdings detracted, including an overweight position in Japanese conglomerate SoftBank, which performed poorly due to its investment in WeWork; an overweight in German tourism services provider TUI, which experienced weak results stemming in part from a 2018 summer heatwave; and an overweight in Renault, which was hurt by a profit warning from its partner, Nissan.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

42	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of October 31, 2019

Social Choice International Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	8/7/15	12.77%	4.52%		0.98%	0.40%
Advisor Class	12/4/15	12.71	4.49	†	1.07	0.49
Premier Class	8/7/15	12.55	4.37		1.13	0.55
Retirement Class	8/7/15	12.40	4.26		1.23	0.65
Retail Class	8/7/15	12.47	4.17		1.32	0.74
MSCI EAFE® Index	—	11.04	3.94	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2019
Japan	24.3
United Kingdom	15.4
France	10.7
Switzerland	8.8
Germany	8.5
Australia	6.8
Hong Kong	3.8
Spain	3.2
Sweden	3.0
Netherlands	2.5
14 other nations	10.8
Short-term investments	2.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	32.8
More than $15 billion–$50 billion	40.5
More than $2 billion–$15 billion	26.7
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$261.79 million
Portfolio turnover rate	9%
Number of holdings	430
Weighted median market capitalization	$33.48 billion
Price/earnings ratio (weighted 12-month trailing average)†	14.7
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	43

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$27,187,559	0.4%
BANKS
3,122,660		Bank of America Corp	97,645,578	1.5
1,057,324		Citigroup, Inc	75,979,303	1.2
1,118,259		JPMorgan Chase & Co	139,692,914	2.1
879,494		US Bancorp	50,148,748	0.8
		Other	33,077,473	0.5
			396,544,016	6.1
CAPITAL GOODS
379,668		Dover Corp	39,443,708	0.6
448,067		Honeywell International, Inc	77,394,613	1.2
260,526	n	L3Harris Technologies, Inc	53,749,119	0.8
		Other	283,020,489	4.4
			453,607,929	7.0
COMMERCIAL & PROFESSIONAL SERVICES
398,869		Waste Management, Inc	44,757,090	0.7
		Other	9,979,525	0.1
			54,736,615	0.8
CONSUMER DURABLES & APPAREL			128,106,742	2.0
CONSUMER SERVICES			51,515,330	0.8
DIVERSIFIED FINANCIALS
269,158	n	CME Group, Inc	55,379,259	0.8
1,120,285		Morgan Stanley	51,589,124	0.8
		Other	88,266,204	1.4
			195,234,587	3.0
ENERGY
680,309		Chevron Corp	79,011,087	1.2
		Other	161,431,677	2.5
			240,442,764	3.7
FOOD & STAPLES RETAILING
158,508	n	Costco Wholesale Corp	47,094,312	0.7
372,943		Walmart, Inc	43,731,296	0.7
			90,825,608	1.4
FOOD, BEVERAGE & TOBACCO
976,257		Coca-Cola Co	53,137,669	0.8
989,603		Mondelez International, Inc	51,904,677	0.8
488,327		PepsiCo, Inc	66,983,815	1.0
		Other	124,760,937	2.0
			296,787,098	4.6
HEALTH CARE EQUIPMENT & SERVICES
756,405		Abbott Laboratories	63,243,022	1.0
181,599	n	Anthem, Inc	48,864,659	0.7
1,251,606	*	Boston Scientific Corp	52,191,970	0.8
357,691		Danaher Corp	49,296,973	0.7
147,329	n	Humana, Inc	43,344,192	0.7
		Other	208,313,100	3.2
			465,253,916	7.1
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
788,966		Procter & Gamble Co	$98,234,157	1.5%
		Other	61,006,833	0.9
			159,240,990	2.4
INSURANCE
749,845		American International Group, Inc	39,711,791	0.6
868,514		Hartford Financial Services Group, Inc	49,574,779	0.8
		Other	100,318,336	1.5
			189,604,906	2.9
MATERIALS
380,196	n	Linde plc	75,411,877	1.2
		Other	171,513,598	2.6
			246,925,475	3.8
MEDIA & ENTERTAINMENT
160,634	*	Alphabet, Inc (Class C)	202,416,510	3.1
1,479,766		Comcast Corp (Class A)	66,323,112	1.0
626,579	*	Facebook, Inc	120,083,865	1.9
761,680		Walt Disney Co	98,957,466	1.5
		Other	150,273,459	2.3
			638,054,412	9.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
819,694		AbbVie, Inc	65,206,658	1.0
670,725		Merck & Co, Inc	58,125,028	0.9
1,993,923		Pfizer, Inc	76,506,826	1.2
		Other	313,838,631	4.8
			513,677,143	7.9
REAL ESTATE
201,003		American Tower Corp	43,834,734	0.7
489,897	n	Prologis, Inc	42,993,361	0.7
		Other	8,424,357	0.1
			95,252,452	1.5
RETAILING
100,780	*	Amazon.com, Inc	179,051,795	2.7
430,577	n	Home Depot, Inc	101,004,753	1.6
		Other	109,697,231	1.7
			389,753,779	6.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
911,163		Intel Corp	51,508,044	0.8
220,035		NVIDIA Corp	44,231,436	0.7
		Other	204,263,525	3.1
			300,003,005	4.6
SOFTWARE & SERVICES
380,800		MasterCard, Inc (Class A)	105,409,248	1.6
2,070,856		Microsoft Corp	296,898,625	4.5
440,243	*	salesforce.com, Inc	68,893,627	1.1
		Other	241,064,013	3.7
			712,265,513	10.9

44	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund ■ October 31, 2019

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,198,740	n	Apple, Inc	$298,198,562	4.6%
1,097,456		Cisco Systems, Inc	52,140,135	0.8
234,875	n	Motorola Solutions, Inc	39,064,410	0.6
		Other	97,019,111	1.4
			486,422,218	7.4
TELECOMMUNICATION SERVICES
1,276,310		AT&T, Inc	49,125,172	0.7
843,158		Verizon Communications, Inc	50,985,764	0.8
			100,110,936	1.5
TRANSPORTATION
555,847		CSX Corp	39,059,369	0.6
		Other	72,423,733	1.1
			111,483,102	1.7
UTILITIES
864,181		FirstEnergy Corp	41,757,226	0.6
232,686		NextEra Energy, Inc	55,458,381	0.9
		Other	56,768,781	0.9
			153,984,388	2.4

	TOTAL COMMON STOCKS (Cost $4,351,750,316)		6,497,020,483	99.7
PURCHASED OPTIONS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			972,425	0.0

	TOTAL PURCHASED OPTIONS (Cost $977,216)		972,425	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			$20,527,269	0.3%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
70,980,431	c	State Street Navigator Securities Lending Government Money Market Portfolio	70,980,431	1.1
			70,980,431	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $91,507,578)		91,507,700	1.4
	TOTAL PORTFOLIO (Cost $4,444,235,110)		6,589,500,608	101.1
		OTHER ASSETS & LIABILITIES, NET	(73,160,735)	(1.1)
		NET ASSETS	$6,516,339,873	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $83,147,087. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

At 10/31/19, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $19,103,452 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Sage Therapeutics, Inc, Put	485	$977,216	$120.00	01/17/20	$972,425

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	45

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2019

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Anthem Inc, Call	160	$(49,502)	$320.00	03/20/20	$(49,502)
Anthem, Inc, Put	160	(27,833)	215.00	11/08/19	(4,000)
Apple, Inc, Call	523	(470,413)	270.00	06/19/20	(538,690)
Apple, Inc, Call	149	(78,665)	280.00	06/19/20	(113,836)
Apple, Inc, Put	548	(343,908)	195.00	06/19/20	(216,460)
Apple, Inc, Put	448	(363,831)	215.00	06/19/20	(330,624)
Arista Networks, Inc, Put	160	(124,477)	200.00	01/17/20	(54,400)
Biohaven Pharmaceutical Holding Co Ltd, Put	640	(782,679)	50.00	01/17/20	(675,200)
Chubb Ltd, Put	320	(21,440)	130.00	12/20/19	(8,800)
Ciena Corp, Put	1,000	(43,999)	30.00	12/20/19	(35,000)
Cigna Corp, Put	235	(34,300)	155.00	12/20/19	(24,675)
CME Group, Inc, Call	200	(67,999)	240.00	12/20/19	(4,500)
CME Group, Inc, Call	200	(61,591)	240.00	06/19/20	(58,000)
CME Group, Inc, Put	200	(69,591)	170.00	12/20/19	(11,500)
CME Group, Inc, Put	200	(100,798)	190.00	03/20/20	(122,000)
Coherent, Inc, Put	120	(123,759)	110.00	11/15/19	(4,500)
ConAgra Brands, Inc, Put	553	(70,782)	24.00	12/20/19	(14,378)
Constellation Brands, Inc, Put	175	(15,043)	167.50	11/29/19	(7,437)
Costco Wholesale Corp, Call	200	(274,793)	320.00	06/19/20	(216,000)
Costco Wholesale Corp, Put	400	(307,186)	260.00	06/19/20	(300,000)
Cree, Inc, Call	600	(66,425)	55.00	12/20/19	(28,200)
Cree, Inc, Put	900	(336,287)	42.50	12/20/19	(85,500)
Crocs Inc, Put	745	(38,338)	30.00	12/20/19	(38,338)
CVS Health Corp, Put	1,125	(46,080)	54.00	11/08/19	(5,625)
Deckers Outdoor Corp, Put	300	(185,396)	120.00	12/20/19	(12,600)
DexCom, Inc, Put	320	(338,541)	135.00	12/20/19	(121,600)
DISH Network Corp, Put	510	(139,228)	27.50	01/17/20	(35,700)
Domino’s Pizza, Inc, Put	180	(30,733)	220.00	11/15/19	(900)
Enphase Energy, Inc, Put	745	(169,828)	17.50	02/21/20	(171,350)
FedEx Corp, Put	157	(359,368)	190.00	01/17/20	(598,563)
First Solar, Inc, Put	745	(10,252)	47.50	11/01/19	(5,215)
First Solar, Inc, Put	745	(13,291)	48.00	11/01/19	(5,215)
GW Pharmaceuticals plc, Put	330	(42,226)	95.00	11/15/19	(12,375)
Hain Celestial Group, Inc, Put	2,200	(400,306)	20.00	02/21/20	(143,000)
Hasbro, Inc, Put	425	(39,933)	95.00	11/15/19	(46,750)
Home Depot, Inc, Call	160	(17,113)	260.00	12/20/19	(4,960)
Home Depot, Inc, Call	160	(45,439)	260.00	03/20/20	(41,120)
Home Depot, Inc, Put	160	(12,474)	195.00	12/20/19	(5,440)
Humana Inc, Put	400	(78,403)	255.00	12/20/19	(70,000)
Illumina, Inc, Put	160	(23,676)	250.00	11/15/19	(2,560)
International Business Machines Corp, Put	322	(31,543)	120.00	12/20/19	(18,676)
Jazz Pharmaceuticals plc, Put	275	(252,984)	115.00	06/19/20	(193,875)
L3Harris Technologies, Inc, Put	240	(36,719)	175.00	12/20/19	(16,200)
Linde plc, Put	225	(50,858)	170.00	11/15/19	(2,250)
M&T Bank Corp, Put	320	(166,557)	140.00	01/17/20	(63,680)
Monolithic Power Systems, Inc, Put	225	(50,215)	110.00	12/20/19	(6,975)
Motorola Solutions, Inc, Call	320	(294,074)	190.00	07/17/20	(173,600)
Motorola Solutions, Inc, Put	320	(47,347)	130.00	01/17/20	(24,480)
Motorola Solutions, Inc, Put	480	(304,314)	150.00	07/17/20	(405,600)
Nektar Therapeutics, Put	1,200	(699,453)	21.00	02/21/20	(648,000)
Nektar Therapeutics, Put	822	(413,457)	19.00	05/15/20	(394,560)
NetFlix, Inc, Put	160	(145,271)	240.00	11/15/19	(6,240)
Northrop Grumman Corp, Call	77	(28,720)	390.00	01/17/20	(16,747)
Northrop Grumman Corp, Put	282	(101,732)	315.00	11/15/19	(12,690)
Nutanix, Inc, Put	1,000	(547,989)	22.50	01/17/20	(90,000)
Prologis, Inc, Put	445	(27,189)	80.00	12/20/19	(22,250)
Proofpoint, Inc, Put	320	(48,959)	100.00	12/20/19	(37,600)
PVH Corp, Put	480	(367,344)	85.00	01/17/20	(273,600)
PVH Corp, Put	240	(221,117)	90.00	01/17/20	(220,800)
Rockwell Automation, Inc, Put	225	(17,991)	130.00	11/15/19	(2,812)
Roku, Inc, Put	500	(92,708)	95.00	11/08/19	(15,500)
Sage Therapeutics, Inc, Call	485	(426,729)	200.00	01/17/20	(358,900)
Sage Therapeutics, Inc, Put	485	(567,415)	100.00	01/17/20	(630,500)
ServiceNow Inc, Put	110	(2,966)	215.00	11/15/19	(2,966)
ServiceNow, Inc, Put	110	(18,475)	180.00	11/29/19	(11,770)
ServiceNow, Inc, Put	220	(151,357)	210.00	01/17/20	(74,800)
ServiceNow, Inc, Put	220	(252,555)	230.00	01/17/20	(171,600)

46	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund ■ October 31, 2019

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Strategic Education, Inc, Put	160	$(101,228)	$150.00	11/15/19	$(439,200)
Teladoc Health, Inc, Put	315	(23,297)	55.00	11/15/19	(1,260)
Teradata Corp, Call	500	(35,684)	47.50	12/20/19	(8,750)
Teradata Corp, Put	500	(107,708)	30.00	12/20/19	(95,000)
Teradata Corp, Put	1,000	(233,956)	27.50	04/17/20	(177,500)
Tiffany & Co, Call	477	(22,504)	140.00	11/15/19	(7,155)
Tiffany & Co, Put	477	(243,241)	82.50	01/17/20	(15,264)
Twitter, Inc, Put	1,500	(31,499)	25.00	12/20/19	(22,500)
United Parcel Service Inc, Put	400	(9,224)	102.00	11/29/19	(9,224)
Universal Display Corp, Call	160	(50,873)	230.00	12/20/19	(37,280)
Universal Display Corp, Call	160	(78,072)	260.00	03/20/20	(78,072)
Universal Display Corp, Put	320	(65,586)	135.00	11/01/19	(1,600)
Universal Display Corp, Put	160	(115,671)	145.00	11/15/19	(2,880)
Universal Display Corp, Put	320	(495,337)	155.00	03/20/20	(246,400)
WellCare Health Plans, Inc, Put	471	(296,347)	230.00	12/20/19	(10,597)
WellCare Health Plans, Inc, Put	157	(166,096)	240.00	12/20/19	(7,850)
Wright Medical Group NV, Put	2,000	(315,916)	17.50	05/15/20	(320,000)
Xilinx, Inc, Put	240	(45,590)	80.00	11/08/19	(1,920)
Xilinx, Inc, Put	320	(289,911)	90.00	03/20/20	(233,600)
Yandex NV, Put	1,100	(34,099)	25.00	11/15/19	(5,500)
Zendesk, Inc, Put	520	(285,454)	60.00	05/15/20	(228,800)
Zscaler, Inc, Put	600	(380,482)	47.00	01/17/20	(390,000)
Zscaler, Inc, Put	600	(486,434)	50.00	01/17/20	(504,000)
Total	40,223	$(15,106,173)			$(10,965,536)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	47

Summary portfolio of investments

Large-Cap Growth Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
131,665	*	Tesla, Inc	$41,463,942	0.7%
			41,463,942	0.7
CAPITAL GOODS
714,019		Airbus SE	102,431,908	1.8
148,484		Northrop Grumman Corp	52,337,641	0.9
125,419		Roper Industries, Inc	42,261,186	0.7
		Other	53,837,893	1.0
			250,868,628	4.4
COMMERCIAL & PROFESSIONAL SERVICES
826,465	*	IHS Markit Ltd	57,869,079	1.0
			57,869,079	1.0
CONSUMER DURABLES & APPAREL
279,688		Essilor International S.A.	42,706,761	0.8
1,679,065		Nike, Inc (Class B)	150,360,271	2.6
		Other	28,603,345	0.5
			221,670,377	3.9
CONSUMER SERVICES
292,316		McDonald’s Corp	57,498,557	1.0
		Other	25,823,240	0.5
			83,321,797	1.5
DIVERSIFIED FINANCIALS
812,985		Blackstone Group, Inc	43,218,283	0.8
548,527		IntercontinentalExchange Group, Inc	51,737,067	0.9
330,869		S&P Global, Inc	85,360,893	1.5
			180,316,243	3.2
FOOD & STAPLES RETAILING
472,562		Walmart, Inc	55,412,620	1.0
			55,412,620	1.0
FOOD, BEVERAGE & TOBACCO
1,013,754		Coca-Cola Co	55,178,630	1.0
		Other	18,626,938	0.3
			73,805,568	1.3
HEALTH CARE EQUIPMENT & SERVICES
982,465	*	Alcon, Inc	58,230,701	1.0
674,606		Baxter International, Inc	51,742,280	0.9
306,743	*	Edwards Lifesciences Corp	73,121,396	1.3
199,540	*	Intuitive Surgical, Inc	110,335,643	1.9
229,644		Stryker Corp	49,665,108	0.9
			343,095,128	6.0
MATERIALS
409,000		Linde plc	81,125,150	1.4
195,945		Sherwin-Williams Co	112,143,242	2.0
		Other	15,002,860	0.2
			208,271,252	3.6
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT
1,011,084		Activision Blizzard, Inc	$56,651,036	1.0%
123,810	*	Alphabet, Inc (Class A)	155,852,028	2.7
123,796	*	Alphabet, Inc (Class C)	155,996,578	2.7
1,385,759	*	Facebook, Inc	265,580,712	4.7
347,303	*	IAC/InterActiveCorp	78,924,607	1.4
661,458		Walt Disney Co	85,936,623	1.5
		Other	28,895,914	0.5
			827,837,498	14.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,501,752		AstraZeneca plc	146,446,675	2.6
653,879		Bayer AG.	50,725,426	0.9
235,115	*	Illumina, Inc	69,481,185	1.2
959,170		Merck & Co, Inc	83,121,672	1.4
322,453	*	Vertex Pharmaceuticals, Inc	63,033,112	1.1
		Other	209,584,544	3.7
			622,392,614	10.9
RETAILING
189,723	*	Amazon.com, Inc	337,073,265	5.9
655,538		Expedia, Inc	89,585,823	1.6
403,665		Home Depot, Inc	94,691,736	1.6
		Other	45,779,046	0.8
			567,129,870	9.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
221,206		Lam Research Corp	59,955,674	1.0
426,902		NVIDIA Corp	85,815,840	1.5
820,071		Texas Instruments, Inc	96,760,178	1.7
		Other	71,575,718	1.3
			314,107,410	5.5
SOFTWARE & SERVICES
625,402	*	Adobe, Inc	173,817,978	3.0
85,897	*,g	Adyen NV	60,472,790	1.1
524,832	*	Akamai Technologies, Inc	45,397,968	0.8
447,057		Automatic Data Processing, Inc	72,526,057	1.3
421,516		Fidelity National Information Services, Inc	55,538,948	1.0
425,533		Intuit, Inc	109,574,748	1.9
771,040		MasterCard, Inc (Class A)	213,431,582	3.7
2,255,983		Microsoft Corp	323,440,283	5.7
800,338	*	PayPal Holdings, Inc	83,315,186	1.5
1,114,662	*	salesforce.com, Inc	174,433,456	3.0
222,280	*	ServiceNow, Inc	54,960,953	1.0
717,303		Visa, Inc (Class A)	128,296,815	2.2
		Other	41,074,001	0.8
			1,536,280,765	27.0
TECHNOLOGY HARDWARE & EQUIPMENT
916,256		Apple, Inc	227,927,843	4.0
		Other	75,929,020	1.3
			303,856,863	5.3
	TOTAL COMMON STOCKS (Cost $3,579,477,576)		5,687,699,654	99.7

48	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund  ■  October 31, 2019

Principal	Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		$3,247,971	0.0%
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,247,822)	3,247,971	0.0
	TOTAL PORTFOLIO (Cost $3,582,725,398)	5,690,947,625	99.7
	OTHER ASSETS & LIABILITIES, NET	16,631,902	0.3
	NET ASSETS	$5,707,579,527	100.0%

*	Non-income producing
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities, including those in “Other,” is $75,655,722 or 1.3% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	49

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
BANKS
7,000,000		Bank of America Corp	$218,890,000	3.9%
2,575,000		Citigroup, Inc	185,039,500	3.3
2,225,000		JPMorgan Chase & Co	277,947,000	4.9
370,000		PNC Financial Services Group, Inc	54,279,000	0.9
1,210,000		US Bancorp	68,994,200	1.2
2,000,000		Wells Fargo & Co	103,260,000	1.9
			908,409,700	16.1
CAPITAL GOODS
525,000		Deere & Co	91,423,500	1.6
580,000		Honeywell International, Inc	100,183,400	1.8
540,000		Ingersoll-Rand plc	68,520,600	1.2
1,300,000		Masco Corp	60,125,000	1.0
300,000		Parker-Hannifin Corp	55,047,000	1.0
		Other	179,934,200	3.2
			555,233,700	9.8
CONSUMER DURABLES & APPAREL
17,500	*	NVR, Inc	63,640,325	1.1
			63,640,325	1.1
CONSUMER SERVICES			43,274,000	0.8
DIVERSIFIED FINANCIALS
510,000		American Express Co	59,812,800	1.1
410,000		Goldman Sachs Group, Inc	87,485,800	1.5
			147,298,600	2.6
ENERGY
1,170,000		Chevron Corp	135,883,800	2.4
600,000		Diamondback Energy, Inc	51,456,000	0.9
865,000		EOG Resources, Inc	59,953,150	1.1
1,300,000		Exxon Mobil Corp	87,841,000	1.5
700,000		Valero Energy Corp	67,886,000	1.2
			403,019,950	7.1
FOOD & STAPLES RETAILING
725,000		Walmart, Inc	85,013,500	1.5
			85,013,500	1.5
FOOD, BEVERAGE & TOBACCO
1,125,000		Mondelez International, Inc	59,006,250	1.1
1,000,000		Philip Morris International, Inc	81,440,000	1.4
			140,446,250	2.5
HEALTH CARE EQUIPMENT & SERVICES
215,000		Anthem, Inc	57,852,200	1.0
310,000		Cigna Corp	55,322,600	1.0
850,000		CVS Health Corp	56,431,500	1.0
475,000		Medtronic plc	51,727,500	0.9
520,000		Zimmer Biomet Holdings, Inc	71,879,600	1.3
		Other	97,534,100	1.7
			390,747,500	6.9
HOUSEHOLD & PERSONAL PRODUCTS
1,200,000		Procter & Gamble Co	149,412,000	2.6
			149,412,000	2.6
Shares		Company	Value	% of net assets
INSURANCE
1,655,000		American International Group, Inc	$87,648,800	1.5%
557,325	*	Berkshire Hathaway, Inc (Class B)	118,476,148	2.1
545,000		Chubb Ltd	83,068,900	1.5
		Other	129,856,812	2.3
			419,050,660	7.4
MATERIALS
850,000	*	Crown Holdings, Inc	61,914,000	1.1
		Other	136,741,000	2.4
			198,655,000	3.5
MEDIA & ENTERTAINMENT
2,650,000		Comcast Corp (Class A)	118,773,000	2.1
1,000,000		Walt Disney Co	129,920,000	2.3
			248,693,000	4.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,265,000		Johnson & Johnson	167,030,600	2.9
700,000		Merck & Co, Inc	60,662,000	1.1
3,325,000		Pfizer, Inc	127,580,250	2.3
		Other	142,356,550	2.5
			497,629,400	8.8
REAL ESTATE			125,239,800	2.2
RETAILING
445,000		Home Depot, Inc	104,388,100	1.8
			104,388,100	1.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,240,000		Applied Materials, Inc	67,282,400	1.2
1,850,000		Intel Corp	104,580,500	1.8
		Other	118,467,450	2.1
			290,330,350	5.1
SOFTWARE & SERVICES
350,000		Accenture plc	64,897,000	1.1
520,000		Microsoft Corp	74,552,400	1.3
		Other	38,143,000	0.8
			177,592,400	3.2
TECHNOLOGY HARDWARE & EQUIPMENT
1,175,000		Cisco Systems, Inc	55,824,250	1.0
660,000		TE Connectivity Ltd	59,070,000	1.0
			114,894,250	2.0
TELECOMMUNICATION SERVICES
1,650,000		AT&T, Inc	63,508,500	1.1
2,400,000		Verizon Communications, Inc	145,128,000	2.6
			208,636,500	3.7
TRANSPORTATION
425,000		Union Pacific Corp	70,320,500	1.3
		Other	28,459,350	0.4
			98,779,850	1.7

50	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
UTILITIES
550,000	American Electric Power Co, Inc	$51,914,500	0.9%
1,325,000	FirstEnergy Corp	64,024,000	1.1
325,000	NextEra Energy, Inc	77,460,500	1.4
	Other	86,887,150	1.5
		280,286,150	4.9
	TOTAL COMMON STOCKS (Cost $4,658,587,183)	5,650,670,985	99.7

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		11,220,000	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,220,000)	11,220,000	0.2
	TOTAL PORTFOLIO (Cost $4,669,807,183)	5,661,890,985	99.9
	OTHER ASSETS & LIABILITIES, NET	4,257,973	0.1
	NET ASSETS	$5,666,148,958	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	51

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$7,067,107	0.5%
BANKS			6,876,068	0.5
CAPITAL GOODS
206,898		Ametek, Inc	18,962,202	1.4
195,961	n	Fortive Corp	13,521,309	1.0
156,912		Ingersoll-Rand plc	19,910,564	1.5
110,925		L3Harris Technologies, Inc	22,884,937	1.7
44,126		TransDigm Group, Inc	23,222,631	1.7
		Other	47,053,669	3.4
			145,555,312	10.7
COMMERCIAL & PROFESSIONAL SERVICES
72,500		Cintas Corp	19,478,575	1.4
26,731	*,n	CoStar Group, Inc	14,689,219	1.1
86,646		Verisk Analytics, Inc	12,537,676	0.9
126,664		Waste Connections, Inc	11,703,754	0.9
		Other	8,406,951	0.6
			66,816,175	4.9
CONSUMER DURABLES & APPAREL
84,973	*,n	Lululemon Athletica, Inc	17,357,435	1.3
		Other	14,220,348	1.0
			31,577,783	2.3
CONSUMER SERVICES
21,309	*,n	Chipotle Mexican Grill, Inc (Class A)	16,581,812	1.2
144,566		Hilton Worldwide Holdings, Inc	14,017,119	1.0
		Other	15,477,812	1.2
			46,076,743	3.4
DIVERSIFIED FINANCIALS
273,782	n	iShares Russell Midcap Growth Index Fund	39,419,133	2.9
		Other	19,509,536	1.4
			58,928,669	4.3
ENERGY			9,990,533	0.7
HEALTH CARE EQUIPMENT & SERVICES
50,435	*	Align Technology, Inc	12,724,246	0.9
75,000	*	DexCom, Inc	11,568,000	0.9
80,798	*	Insulet Corp	11,741,566	0.9
		Other	53,211,162	3.8
			89,244,974	6.5
HOUSEHOLD & PERSONAL PRODUCTS			10,198,511	0.7
MATERIALS
188,318		Ball Corp	13,176,610	1.0
113,136		Vulcan Materials Co	16,163,740	1.2
		Other	14,271,126	1.0
			43,611,476	3.2
MEDIA & ENTERTAINMENT
338,583		CBS Corp (Class B)	12,202,531	0.9
72,462	*	IAC/InterActiveCorp	16,466,990	1.2
538,067	*	Twitter, Inc	16,125,868	1.2
2,105,272	*,n	Zynga, Inc	12,989,528	0.9
		Other	12,288,782	0.9
			70,073,699	5.1
Shares		Company	Value	% of net assets
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
172,756	*	Exact Sciences Corp	$15,029,772	1.1%
400,000	*	Horizon Pharma plc	11,564,000	0.9
93,349	*	IQVIA Holdings, Inc	13,481,463	1.0
125,106	*	Neurocrine Biosciences, Inc	12,446,796	0.9
		Other	71,208,491	5.2
			123,730,522	9.1
REAL ESTATE
382,834		Americold Realty Trust	15,347,815	1.1
300,676	*	CBRE Group, Inc	16,101,200	1.2
		Other	8,580,376	0.6
			40,029,391	2.9
RETAILING
16,241	*	AutoZone, Inc	18,585,876	1.3
112,568		Dollar General Corp	18,049,153	1.3
117,247	*	Five Below, Inc	14,668,772	1.1
55,918	*	O’Reilly Automotive, Inc	24,352,848	1.8
169,001	n	Tractor Supply Co	16,058,475	1.2
		Other	38,178,722	2.8
			129,893,846	9.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
824,043	*,n	Advanced Micro Devices, Inc	27,959,779	2.1
73,036		Kla-Tencor Corp	12,346,005	0.9
65,700		Lam Research Corp	17,807,328	1.3
140,952	e	Microchip Technology, Inc	13,290,364	1.0
		Other	30,179,697	2.2
			101,583,173	7.5
SOFTWARE & SERVICES
70,319	*	EPAM Systems, Inc	12,373,331	0.9
265,913	*	Fiserv, Inc	28,224,006	2.1
69,940	*	FleetCor Technologies, Inc	20,577,747	1.5
304,000	*,e	GDS Holdings Ltd (ADR)	12,670,720	0.9
134,796		Global Payments, Inc	22,804,787	1.7
74,884	*	RingCentral, Inc	12,095,264	0.9
117,755	*	Splunk, Inc	14,125,890	1.0
97,058	*	Synopsys, Inc	13,175,623	1.0
136,935	*,e,n	Twilio, Inc	13,222,443	1.0
		Other	120,429,270	8.9
			269,699,081	19.9
TECHNOLOGY HARDWARE & EQUIPMENT
196,218	*	Keysight Technologies, Inc	19,800,358	1.5
225,286	*	Lumentum Holdings, Inc	14,116,421	1.0
		Other	38,404,601	2.9
			72,321,380	5.4
TRANSPORTATION			11,419,859	0.8

	TOTAL COMMON STOCKS (Cost $1,105,652,940)		1,334,694,302	97.9
PURCHASED OPTIONS
MEDIA & ENTERTAINMENT			3,012	0.0
RETAILING			16,100	0.0

52	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$27,248	0.0%
SOFTWARE & SERVICES		1,704,240	0.1
	TOTAL PURCHASED OPTIONS (Cost $2,740,796)	1,750,600	0.1

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$38,350,000	1.500%, 11/01/19	38,350,000	2.8
	Other	3,998,693	0.3
		42,348,693	3.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
32,613,068	c	State Street Navigator Securities Lending Government Money Market Portfolio	$32,613,068	2.4%
			32,613,068	2.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $74,961,746)		74,961,761	5.5
	TOTAL PORTFOLIO (Cost $1,183,355,482)		1,411,406,663	103.5
	OTHER ASSETS & LIABILITIES, NET		(48,110,785)	(3.5)
	NET ASSETS		$1,363,295,878	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $39,991,575. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Put	3,406	$746,044	$29.00	11/15/19	$27,248
Anaplan, Inc, Put	1,790	812,604	44.00	12/20/19	590,700
Okta, Inc, Put	831	964,999	115.00	01/17/20	1,113,540
Tractor Supply Co, Put	1,150	197,281	90.00	11/01/19	16,100
Zynga, Inc, Put	1,004	19,868	6.00	11/01/19	3,012
Total	8,181	$2,740,796			$1,750,600

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Call	3,406	$(384,740)	$33.00	11/15/19	$(544,960)
Advanced Micro Devices, Inc, Put	3,406	(333,651)	26.00	11/15/19	(10,218)
Anaplan, Inc, Call	1,790	(357,046)	52.50	12/20/19	(513,730)
Anaplan, Inc, Put	1,790	(349,689)	38.00	12/20/19	(277,450)
Chipotle Mexican Grill, Inc, Call	90	(208,612)	860.00	11/15/19	(10,800)
Fortive Corp, Call	1,959	(39,867)	80.00	11/15/19	(35,262)
Lululemon Athletica, Inc, Call	500	(285,994)	220.00	12/20/19	(260,500)
Lululemon Athletica, Inc, Put	500	(201,496)	150.00	12/20/19	(20,000)
Okta, Inc, Call	831	(480,516)	135.00	01/17/20	(199,440)
Okta, Inc, Put	831	(355,868)	95.00	01/17/20	(371,457)
Square, Inc, Put	750	(82,498)	50.00	11/15/19	(17,250)
Tractor Supply Co, Call	1,150	(26,681)	105.00	11/01/19	(27,600)
Tractor Supply Co, Put	1,150	(17,481)	80.00	11/01/19	(17,250)
Twilio, Inc, Call	1,000	(223,567)	120.00	11/15/19	(10,000)
Zynga, Inc, Call	1,004	(3,977)	7.00	11/01/19	(1,004)
Zynga, Inc, Put	1,004	(2,722)	5.50	11/01/19	(1,004)
Total	21,161	$(3,354,405)			$(2,317,925)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	53

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$18,252,406	0.6%
BANKS
1,022,373		Citizens Financial Group, Inc	35,946,635	1.3
1,356,768		Huntington Bancshares, Inc	19,171,132	0.7
128,130		M&T Bank Corp	20,056,189	0.7
		Other	120,098,764	4.2
			195,272,720	6.9
CAPITAL GOODS
892,543		Arconic, Inc	24,518,156	0.9
351,218		Crane Co	26,875,201	0.9
189,139		Cummins, Inc	32,622,695	1.2
101,718		L3Harris Technologies, Inc	20,985,441	0.7
		Other	121,874,855	4.3
			226,876,348	8.0
COMMERCIAL & PROFESSIONAL SERVICES			35,170,141	1.2
CONSUMER DURABLES & APPAREL
341,851		Lennar Corp (Class A)	20,374,320	0.7
178,319	*	Mohawk Industries, Inc	25,567,378	0.9
1,456,803		Newell Rubbermaid, Inc	27,635,553	1.0
		Other	36,953,418	1.3
			110,530,669	3.9
CONSUMER SERVICES
1,003,439	*	Penn National Gaming, Inc	21,388,302	0.8
		Other	62,124,230	2.2
			83,512,532	3.0
DIVERSIFIED FINANCIALS
275,413		Ameriprise Financial, Inc	41,557,068	1.5
210,705		Northern Trust Corp	21,003,074	0.7
314,579		Raymond James Financial, Inc	26,264,201	0.9
356,095		State Street Corp	23,527,197	0.8
460,920		Voya Financial, Inc	24,871,243	0.9
		Other	58,660,054	2.1
			195,882,837	6.9
ENERGY
924,266		Baker Hughes a GE Co	19,779,293	0.7
360,590		Concho Resources, Inc	24,347,037	0.8
1,249,690		Parsley Energy, Inc	19,757,599	0.7
965,549		Williams Cos, Inc	21,541,398	0.8
		Other	78,570,045	2.8
			163,995,372	5.8
FOOD, BEVERAGE & TOBACCO
671,482		Bunge Ltd	36,260,028	1.3
		Other	73,637,086	2.6
			109,897,114	3.9
HEALTH CARE EQUIPMENT & SERVICES
160,840	*	Laboratory Corp of America Holdings	26,501,607	0.9
221,017		McKesson Corp	29,395,261	1.0
340,469		Zimmer Biomet Holdings, Inc	47,063,030	1.7
		Other	41,003,166	1.5
			143,963,064	5.1
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$18,213,678	0.6%
INSURANCE
394,589		Axis Capital Holdings Ltd	23,450,424	0.8
762,841		Hartford Financial Services Group, Inc	43,542,965	1.6
337,561		Lincoln National Corp	19,065,445	0.7
		Other	79,264,556	2.8
			165,323,390	5.9
MATERIALS
780,675		Louisiana-Pacific Corp	22,819,130	0.8
528,790		Newmont Goldcorp Corp	21,008,827	0.7
289,845		Westlake Chemical Corp	18,315,305	0.7
388,771		WR Grace and Co	25,833,833	0.9
		Other	125,094,244	4.4
			213,071,339	7.5
MEDIA & ENTERTAINMENT
1,974,400	*	Conyers Park II Acquisition Corp	21,175,440	0.8
779,141	*	DISH Network Corp (Class A)	26,786,868	0.9
		Other	37,668,140	1.4
			85,630,448	3.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			57,163,352	2.0
REAL ESTATE
153,078		AvalonBay Communities, Inc	33,318,958	1.2
161,902		Boston Properties, Inc	22,212,954	0.8
149,190		Mid-America Apartment Communities, Inc	20,735,918	0.7
318,572		Welltower, Inc	28,891,295	1.0
1,078,178		Weyerhaeuser Co	31,493,579	1.1
		Other	205,025,586	7.3
			341,678,290	12.1
RETAILING
762,429	*	LKQ Corp	25,914,962	0.9
		Other	46,834,013	1.7
			72,748,975	2.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
423,797	*	Cree, Inc	20,227,831	0.7
259,344		NXP Semiconductors NV	29,482,226	1.0
		Other	18,984,812	0.7
			68,694,869	2.4
SOFTWARE & SERVICES			68,459,397	2.4
TECHNOLOGY HARDWARE & EQUIPMENT
596,494		Western Digital Corp	30,808,915	1.1
		Other	58,502,250	2.1
			89,311,165	3.2
TELECOMMUNICATION SERVICES			23,464,916	0.8
TRANSPORTATION
502,424	e	Knight-Swift Transportation Holdings, Inc	18,318,379	0.7
		Other	46,149,726	1.6
			64,468,105	2.3

54	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
UTILITIES
542,214	Alliant Energy Corp	$28,921,695	1.0%
232,163	DTE Energy Co	29,558,993	1.0
220,200	Entergy Corp	26,749,896	1.0
1,015,309	FirstEnergy Corp	49,059,731	1.7
369,810	Public Service Enterprise Group, Inc	23,412,671	0.8
208,571	Sempra Energy	30,140,595	1.1
	Other	81,621,496	2.9
		269,465,077	9.5
	TOTAL COMMON STOCKS (Cost $2,414,363,162)	2,821,046,204	99.7

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		5,900,000	0.2
TREASURY DEBT		2,398,154	0.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
35,833,353	c	State Street Navigator Securities Lending Government Money Market Portfolio	$35,833,353	1.3%
			35,833,353	1.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $44,131,340)		44,131,507	1.6
	TOTAL PORTFOLIO (Cost $2,458,494,502)		2,865,177,711	101.3
	OTHER ASSETS & LIABILITIES, NET		(36,453,083)	(1.3)
	NET ASSETS		$2,828,724,628	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $35,893,071. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	55

Summary portfolio of investments

Quant Large-Cap Growth Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
BANKS		$20,855,098	0.7%
CAPITAL GOODS
71,554	Boeing Co	24,321,920	0.9
102,512	Honeywell International, Inc	17,706,898	0.6
78,721	L3Harris Technologies, Inc	16,240,929	0.6
79,300	Lockheed Martin Corp	29,870,724	1.0
64,198	Northrop Grumman Corp	22,628,511	0.8
29,475	TransDigm Group, Inc	15,512,103	0.5
	Other	90,294,497	3.1
		216,575,582	7.5
COMMERCIAL & PROFESSIONAL SERVICES
147,624	Waste Management, Inc	16,564,889	0.6
	Other	24,132,372	0.8
		40,697,261	1.4
CONSUMER DURABLES & APPAREL		27,641,239	1.0
CONSUMER SERVICES
346,091	Starbucks Corp	29,265,455	1.0
	Other	23,261,657	0.8
		52,527,112	1.8
DIVERSIFIED FINANCIALS
142,000	iShares Russell 1000 Growth Index Fund	23,307,880	0.8
	Other	99,810,106	3.5
		123,117,986	4.3
FOOD & STAPLES RETAILING
68,899	Costco Wholesale Corp	20,470,582	0.7
238,717	SYSCO Corp	19,066,327	0.6
	Other	10,702,822	0.4
		50,239,731	1.7
FOOD, BEVERAGE & TOBACCO
348,441	Coca-Cola Co	18,965,644	0.7
199,944	PepsiCo, Inc	27,426,318	0.9
	Other	34,477,060	1.2
		80,869,022	2.8
HEALTH CARE EQUIPMENT & SERVICES
224,226	UnitedHealth Group, Inc	56,661,910	2.0
	Other	70,832,667	2.5
		127,494,577	4.5
HOUSEHOLD & PERSONAL PRODUCTS		4,834,750	0.2
INSURANCE		24,427,033	0.9
MATERIALS
74,375	Ecolab, Inc	14,285,206	0.5
	Other	12,927,626	0.4
		27,212,832	0.9
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT
57,735	*	Alphabet, Inc (Class A)	$72,676,818	2.5%
58,637	*	Alphabet, Inc (Class C)	73,889,070	2.6
519,815		Comcast Corp (Class A)	23,298,108	0.8
422,036	*	Facebook, Inc	80,883,200	2.8
52,694	*	NetFlix, Inc	15,144,783	0.6
489,726	*	Twitter, Inc	14,677,088	0.5
		Other	40,109,133	1.3
			320,678,200	11.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
235,067		AbbVie, Inc	18,699,580	0.6
131,558		Amgen, Inc	28,054,744	1.0
139,374	*	Celgene Corp	15,056,573	0.5
622,523		Merck & Co, Inc	53,947,843	1.9
72,796		Thermo Fisher Scientific, Inc	21,982,936	0.8
183,599		Zoetis, Inc	23,485,984	0.8
		Other	72,902,153	2.5
			234,129,813	8.1
REAL ESTATE
66,409		American Tower Corp	14,482,474	0.5
113,107		Simon Property Group, Inc	17,042,963	0.6
		Other	22,227,920	0.8
			53,753,357	1.9
RETAILING
84,560	*	Amazon.com, Inc	150,234,370	5.2
103,296		Home Depot, Inc	24,231,176	0.9
157,260		Ross Stores, Inc	17,246,704	0.6
		Other	75,911,267	2.6
			267,623,517	9.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
115,599		Broadcom, Inc	33,853,167	1.2
65,549		Lam Research Corp	17,766,401	0.6
88,161		NVIDIA Corp	17,722,124	0.6
231,372		Texas Instruments, Inc	27,299,582	1.0
		Other	34,712,658	1.1
			131,353,932	4.5
SOFTWARE & SERVICES
154,360		Accenture plc	28,621,431	1.0
58,811	*	Adobe, Inc	16,345,341	0.6
149,260		Automatic Data Processing, Inc	24,214,450	0.8
152,602		Fidelity National Information Services, Inc	20,106,840	0.7
211,713	*	Fiserv, Inc	22,471,218	0.8
143,184		International Business Machines Corp	19,147,996	0.7
161,046		MasterCard, Inc (Class A)	44,579,143	1.5
1,570,607		Microsoft Corp	225,177,926	7.8
327,389	*	PayPal Holdings, Inc	34,081,195	1.2
129,427	*	salesforce.com, Inc	20,254,031	0.7
78,757	*	ServiceNow, Inc	19,473,456	0.7
319,203		Visa, Inc (Class A)	57,092,649	2.0
		Other	146,018,286	5.1
			677,583,962	23.6

56	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Large-Cap Growth Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
895,122	Apple, Inc	$222,670,549	7.7%
1,066,439	Cisco Systems, Inc	50,666,517	1.8
	Other	51,609,459	1.8
		324,946,525	11.3
TELECOMMUNICATION SERVICES		8,012,234	0.3
TRANSPORTATION		54,257,172	1.9
	TOTAL COMMON STOCKS (Cost $1,894,207,430)	2,868,830,935	99.7

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		380,000	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
6,481,932	c	State Street Navigator Securities Lending Government Money Market Portfolio	$6,481,932	0.2%
			6,481,932	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,861,932)		6,861,932	0.2
	TOTAL PORTFOLIO (Cost $1,901,069,362)		2,875,692,867	99.9
	OTHER ASSETS & LIABILITIES, NET		909,065	0.1
	NET ASSETS		$2,876,601,932	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $4,389,791. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	57

Summary portfolio of investments

Quant Large-Cap Value Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$9,703,417	0.4%
BANKS
1,927,615	Bank of America Corp	60,276,521	2.3
572,136	Citigroup, Inc	41,113,693	1.5
370,472	Citizens Financial Group, Inc	13,025,795	0.5
509,480	JPMorgan Chase & Co	63,644,242	2.4
639,919	Wells Fargo & Co	33,039,018	1.2
	Other	77,444,458	2.9
		288,543,727	10.8
CAPITAL GOODS
67,816	L3Harris Technologies, Inc	13,991,119	0.5
211,876	PACCAR, Inc	16,115,288	0.6
114,615	United Technologies Corp	16,456,422	0.6
	Other	140,810,053	5.3
		187,372,882	7.0
COMMERCIAL & PROFESSIONAL SERVICES		22,483,137	0.8
CONSUMER DURABLES & APPAREL		27,877,253	1.0
CONSUMER SERVICES
99,155	McDonald’s Corp	19,503,788	0.7
	Other	51,673,346	2.0
		71,177,134	2.7
DIVERSIFIED FINANCIALS
166,897	Capital One Financial Corp	15,563,145	0.6
66,695	Goldman Sachs Group, Inc	14,231,379	0.5
727,000	iShares Russell 1000 Value Index Fund	94,560,890	3.6
	Other	87,827,031	3.3
		212,182,445	8.0
ENERGY
300,295	Chevron Corp	34,876,261	1.3
344,705	ConocoPhillips	19,027,716	0.7
200,956	EOG Resources, Inc	13,928,261	0.5
682,021	Exxon Mobil Corp	46,084,159	1.8
268,897	Marathon Petroleum Corp	17,195,963	0.7
345,730	Occidental Petroleum Corp	14,002,065	0.5
	Other	48,750,044	1.8
		193,864,469	7.3
FOOD & STAPLES RETAILING
224,672	Walmart, Inc	26,345,039	1.0
	Other	16,619,456	0.6
		42,964,495	1.6
FOOD, BEVERAGE & TOBACCO
403,108	Altria Group, Inc	18,055,207	0.7
265,497	General Mills, Inc	13,503,178	0.5
431,702	Mondelez International, Inc	22,642,770	0.8
418,503	Philip Morris International, Inc	34,082,884	1.3
157,599	Tyson Foods, Inc (Class A)	13,047,621	0.5
	Other	35,009,918	1.3
		136,341,578	5.1
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
404,016		CVS Health Corp	$26,822,622	1.0%
103,704		HCA Healthcare, Inc	13,848,632	0.5
51,228		Humana, Inc	15,071,278	0.6
205,364		Medtronic plc	22,364,140	0.8
		Other	102,485,417	3.9
			180,592,089	6.8
HOUSEHOLD & PERSONAL PRODUCTS
134,989		Kimberly-Clark Corp	17,937,339	0.7
397,963		Procter & Gamble Co	49,550,373	1.8
		Other	7,712,011	0.3
			75,199,723	2.8
INSURANCE
136,657		Allstate Corp	14,543,038	0.5
346,944	*	Berkshire Hathaway, Inc (Class B)	73,753,355	2.8
		Other	111,479,911	4.2
			199,776,304	7.5
MATERIALS
322,278		International Paper Co	14,077,103	0.5
167,052		LyondellBasell Industries AF S.C.A	14,984,564	0.6
		Other	56,292,566	2.1
			85,354,233	3.2
MEDIA & ENTERTAINMENT
359,415		Comcast Corp (Class A)	16,108,980	0.6
265,807		Walt Disney Co	34,533,646	1.3
		Other	15,399,222	0.6
			66,041,848	2.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
56,916	*	Biogen Idec, Inc	17,001,378	0.6
228,278		Gilead Sciences, Inc	14,543,591	0.5
478,675		Johnson & Johnson	63,204,247	2.4
817,680		Pfizer, Inc	31,374,382	1.2
		Other	57,576,125	2.2
			183,699,723	6.9
REAL ESTATE			114,776,939	4.3
RETAILING
129,213		Home Depot, Inc	30,310,785	1.1
		Other	50,945,331	1.9
			81,256,116	3.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,033,867		Intel Corp	58,444,502	2.2
415,797	*	Micron Technology, Inc	19,771,147	0.8
		Other	14,126,074	0.5
			92,341,723	3.5
SOFTWARE & SERVICES			30,301,438	1.1
TECHNOLOGY HARDWARE & EQUIPMENT			20,610,304	0.8
TELECOMMUNICATION SERVICES
1,232,698		AT&T, Inc	47,446,546	1.8
942,737		Verizon Communications, Inc	57,007,306	2.1
			104,453,852	3.9

58	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Large-Cap Value Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
TRANSPORTATION
261,662		Delta Air Lines, Inc	$14,412,343	0.5%
96,822		Norfolk Southern Corp	17,621,604	0.7
148,925	*	United Continental Holdings, Inc	13,528,347	0.5
		Other	38,865,518	1.5
			84,427,812	3.2
UTILITIES
231,042		Duke Energy Corp	21,778,019	0.8
368,276		Exelon Corp	16,752,875	0.6
		Other	108,445,418	4.1
			146,976,312	5.5
	TOTAL COMMON STOCKS (Cost $2,301,791,002)		2,658,318,953	99.7

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			1,710,000	0.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
6,404,821	c	State Street Navigator Securities Lending Government Money Market Portfolio	$6,404,821	0.2%
			6,404,821	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,114,821)		8,114,821	0.3
	TOTAL PORTFOLIO (Cost $2,309,905,823)		2,666,433,774	100.0
	OTHER ASSETS & LIABILITIES, NET		118,964	0.0
	NET ASSETS		$2,666,552,738	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $6,186,206. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	59

Summary portfolio of investments

Quant Small-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
BANKS
507,400		Cathay General Bancorp	$18,048,218	0.6%
521,400		Essent Group Ltd	27,159,726	0.9
269,300		IBERIABANK Corp	19,763,927	0.7
1,008,700		Radian Group, Inc	25,318,370	0.8
746,312		United Community Banks, Inc	22,546,086	0.8
370,700		Walker & Dunlop, Inc	23,350,393	0.8
		Other	211,721,139	7.3
			347,907,859	11.9
CAPITAL GOODS
372,400	*	Aerojet Rocketdyne Holdings, Inc	16,098,852	0.5
638,343	*	Atkore International Group, Inc	22,150,502	0.8
690,100	*	Builders FirstSource, Inc	15,603,161	0.5
452,500		Comfort Systems USA, Inc	22,810,525	0.8
243,466		EMCOR Group, Inc	21,354,403	0.7
303,300	*	Mastec, Inc	19,089,702	0.7
191,440		Moog, Inc (Class A)	16,025,443	0.5
		Other	198,951,163	6.8
			332,083,751	11.3
COMMERCIAL & PROFESSIONAL SERVICES
340,747		Exponent, Inc	21,647,657	0.7
185,146		Insperity, Inc	19,556,972	0.7
284,059		Tetra Tech, Inc	24,846,641	0.9
		Other	38,366,600	1.2
			104,417,870	3.5
CONSUMER DURABLES & APPAREL			83,129,929	2.8
CONSUMER SERVICES
213,900		Jack in the Box, Inc	17,971,878	0.6
		Other	77,135,874	2.6
			95,107,752	3.2
DIVERSIFIED FINANCIALS
350,626		Stifel Financial Corp	19,628,044	0.7
		Other	51,644,192	1.7
			71,272,236	2.4
ENERGY
376,900		World Fuel Services Corp	15,743,113	0.5
		Other	93,516,736	3.2
			109,259,849	3.7
FOOD & STAPLES RETAILING
412,400	*	Performance Food Group Co	17,572,364	0.6
		Other	1,262,757	0.0
			18,835,121	0.6
FOOD, BEVERAGE & TOBACCO
60,900	*	Boston Beer Co, Inc (Class A)	22,804,614	0.8
		Other	46,595,365	1.6
			69,399,979	2.4
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
167,100		Conmed Corp	$18,384,342	0.6%
657,000	*	HMS Holdings Corp	21,477,330	0.7
268,100	*	Integer Holding Corp	20,761,664	0.7
278,400	*	NuVasive, Inc	19,638,336	0.7
		Other	98,812,980	3.4
			179,074,652	6.1
HOUSEHOLD & PERSONAL PRODUCTS			23,364,189	0.8
INSURANCE			65,597,776	2.2
MATERIALS
749,600	*	Summit Materials, Inc	17,188,328	0.6
		Other	143,956,557	4.9
			161,144,885	5.5
MEDIA & ENTERTAINMENT			54,130,663	1.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
472,500	*	Acadia Pharmaceuticals, Inc	20,038,725	0.7
421,500	*	Natera, Inc	16,236,180	0.5
327,463	*	Syneos Health, Inc	16,422,269	0.6
		Other	223,534,937	7.6
			276,232,111	9.4
REAL ESTATE
215,200		EastGroup Properties, Inc	28,826,040	1.0
147,728		PS Business Parks, Inc	26,672,290	0.9
223,700		Ryman Hospitality Properties	18,828,829	0.6
520,600		STAG Industrial, Inc	16,159,424	0.6
		Other	177,522,703	6.0
			268,009,286	9.1
RETAILING
597,700	*	BJ’s Wholesale Club Holdings, Inc	15,958,590	0.6
729,300		Rent-A-Center, Inc	18,866,991	0.6
261,115	*	Stamps.com, Inc	22,045,940	0.8
		Other	77,081,719	2.6
			133,953,240	4.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,023,500	*	Lattice Semiconductor Corp	20,050,365	0.7
		Other	47,285,371	1.6
			67,335,736	2.3
SOFTWARE & SERVICES
210,186		Mantech International Corp (Class A)	16,642,528	0.6
678,400		Perspecta, Inc	18,004,736	0.6
202,304		Science Applications International Corp	16,714,356	0.6
411,300	*	Verint Systems, Inc	18,668,907	0.6
		Other	111,472,462	3.7
			181,502,989	6.1
TECHNOLOGY HARDWARE & EQUIPMENT
289,600	*	Insight Enterprises, Inc	17,775,648	0.6
194,020	*	Tech Data Corp	23,573,430	0.8
874,700		Vishay Intertechnology, Inc	17,625,205	0.6
		Other	63,772,476	2.2
			122,746,759	4.2

60	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES			$17,713,201	0.6%
TRANSPORTATION			41,140,774	1.4
UTILITIES
329,300		Avista Corp	15,816,279	0.5
503,400	d	Portland General Electric Co	28,633,392	1.0
246,290		Southwest Gas Corp	21,501,117	0.7
185,200		Spire, Inc	15,567,912	0.6
		Other	13,583,729	0.4
			95,102,429	3.2
	TOTAL COMMON STOCKS (Cost $2,712,293,542)		2,918,463,036	99.1

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$27,940,000		1.500%, 11/01/19	27,940,000	0.9
			27,940,000	0.9
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
90,417,346	c	State Street Navigator Securities Lending Government Money Market Portfolio	$90,417,346	3.1%
			90,417,346	3.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $118,357,346)		118,357,346	4.0
	TOTAL PORTFOLIO (Cost $2,830,650,888)		3,036,820,382	103.1
	OTHER ASSETS & LIABILITIES, NET		(92,965,960)	(3.1)
	NET ASSETS		$2,943,854,422	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $107,851,888. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	240	12/20/19	$18,416,772	$18,760,800	$344,028

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	61

Summary portfolio of investments

Quant Small/Mid-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$2,493,968	0.4%
BANKS
402,087		First Bancorp	4,229,955	0.6
		Other	52,620,676	7.7
			56,850,631	8.3
CAPITAL GOODS
33,951		Allegion plc	3,939,674	0.6
101,203	*	Atkore International Group, Inc	3,511,744	0.5
149,226	*	Builders FirstSource, Inc	3,374,000	0.5
53,744		EMCOR Group, Inc	4,713,886	0.7
77,996		Graco, Inc	3,525,419	0.5
71,530		ITT, Inc	4,252,459	0.6
96,195		Universal Forest Products, Inc	4,844,380	0.7
		Other	58,131,044	8.5
			86,292,606	12.6
COMMERCIAL & PROFESSIONAL SERVICES
41,192		Insperity, Inc	4,351,111	0.6
60,380		Robert Half International, Inc	3,457,963	0.5
		Other	8,928,637	1.3
			16,737,711	2.4
CONSUMER DURABLES & APPAREL
171,200		Newell Rubbermaid, Inc	3,247,664	0.5
		Other	22,192,754	3.2
			25,440,418	3.7
CONSUMER SERVICES
22,596	*	Bright Horizons Family Solutions	3,355,958	0.5
		Other	26,558,860	3.8
			29,914,818	4.3
DIVERSIFIED FINANCIALS
66,852		LPL Financial Holdings, Inc	5,404,315	0.8
11,500		MarketAxess Holdings, Inc	4,238,785	0.6
		Other	20,498,873	3.1
			30,141,973	4.5
ENERGY			18,012,108	2.6
FOOD & STAPLES RETAILING
97,395	*	US Foods Holding Corp	3,863,659	0.6
		Other	3,706,156	0.5
			7,569,815	1.1
FOOD, BEVERAGE & TOBACCO			7,559,176	1.1
HEALTH CARE EQUIPMENT & SERVICES
60,443		Encompass Health Corp	3,869,561	0.6
35,233		Hill-Rom Holdings, Inc	3,688,543	0.5
30,000	*	Molina Healthcare, Inc	3,529,200	0.5
23,055		STERIS plc	3,263,896	0.5
		Other	20,045,661	2.9
			34,396,861	5.0
HOUSEHOLD & PERSONAL PRODUCTS			648,480	0.1
Shares		Company	Value	% of net assets
INSURANCE
31,714		American Financial Group, Inc	$3,299,524	0.5%
		Other	29,283,681	4.3
			32,583,205	4.8
MATERIALS
108,230	*	Axalta Coating Systems Ltd	3,191,703	0.5
83,100		CF Industries Holdings, Inc	3,768,585	0.5
		Other	27,762,338	4.1
			34,722,626	5.1
MEDIA & ENTERTAINMENT
76,200	*	Liberty Media Group (Class C)	3,238,500	0.5
		Other	6,806,963	1.0
			10,045,463	1.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
14,311	*	Bio-Rad Laboratories, Inc (Class A)	4,745,814	0.7
105,669		Bruker BioSciences Corp	4,702,271	0.7
42,460	*	Seattle Genetics, Inc	4,560,204	0.6
		Other	34,729,707	5.1
			48,737,996	7.1
REAL ESTATE
63,721		American Campus Communities, Inc	3,184,776	0.4
47,015		Camden Property Trust	5,377,106	0.8
116,802		Duke Realty Corp	4,104,422	0.6
80,800		Gaming and Leisure Properties, Inc	3,261,088	0.5
114,230		Healthcare Trust of America, Inc	3,541,130	0.5
66,419		Liberty Property Trust	3,923,370	0.5
48,624		Regency Centers Corp	3,269,478	0.5
32,891		Sun Communities, Inc	5,349,721	0.8
		Other	45,778,321	6.7
			77,789,412	11.3
RETAILING			22,008,471	3.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
72,000		Teradyne, Inc	4,407,840	0.7
		Other	10,449,791	1.5
			14,857,631	2.2
SOFTWARE & SERVICES
56,600		Amdocs Ltd	3,690,320	0.5
64,663	*	Black Knight, Inc	4,151,364	0.6
47,000		Booz Allen Hamilton Holding Co	3,307,390	0.5
90,232		Genpact Ltd	3,534,387	0.5
122,140		Perspecta, Inc	3,241,596	0.5
23,788	*	RingCentral, Inc	3,842,238	0.6
19,560	*	Trade Desk, Inc	3,927,648	0.6
		Other	37,422,327	5.4
			63,117,270	9.2
TECHNOLOGY HARDWARE & EQUIPMENT
51,760	*	Insight Enterprises, Inc	3,177,029	0.5
101,760		Jabil Circuit, Inc	3,746,803	0.5
		Other	21,604,036	3.1
			28,527,868	4.1

62	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small/Mid-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
97,427	*	Zayo Group Holdings, Inc	$3,326,158	0.5%
		Other	1,571,829	0.2
			4,897,987	0.7
TRANSPORTATION
82,003	*	Hub Group, Inc (Class A)	3,755,737	0.5
27,939		Landstar System, Inc	3,161,298	0.5
		Other	7,523,918	1.1
			14,440,953	2.1
UTILITIES
108,600		NRG Energy, Inc	4,357,032	0.6
199,912		Vistra Energy Corp	5,403,621	0.8
		Other	7,355,732	1.1
			17,116,385	2.5
	TOTAL COMMON STOCKS (Cost $588,579,409)		684,903,832	99.9
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
4,308,931	c	State Street Navigator Securities Lending Government Money Market Portfolio	$4,308,931	0.6%
			4,308,931	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,308,931)		4,308,931	0.6
	TOTAL PORTFOLIO (Cost $592,888,340)		689,212,763	100.5
	OTHER ASSETS & LIABILITIES, NET		(3,738,261)	(0.5)
	NET ASSETS		$685,474,502	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $8,213,932. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	63

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$21,494,895	0.5%
BANKS
674,774	Citigroup, Inc	48,489,260	1.0
226,186	PNC Financial Services Group, Inc	33,181,486	0.7
631,842	US Bancorp	36,027,631	0.8
	Other	121,083,643	2.6
		238,782,020	5.1
CAPITAL GOODS
213,347	3M Co	35,200,122	0.7
160,575	Illinois Tool Works, Inc	27,069,733	0.6
	Other	275,182,225	5.9
		337,452,080	7.2
COMMERCIAL & PROFESSIONAL SERVICES		63,011,956	1.3
CONSUMER DURABLES & APPAREL
392,949	Nike, Inc (Class B)	35,188,583	0.8
	Other	30,473,740	0.6
		65,662,323	1.4
CONSUMER SERVICES
448,236	Starbucks Corp	37,902,836	0.8
	Other	61,352,171	1.3
		99,255,007	2.1
DIVERSIFIED FINANCIALS
255,222	American Express Co	29,932,436	0.6
137,585	CME Group, Inc	28,308,114	0.6
325,193	IntercontinentalExchange Group, Inc	30,672,204	0.6
607,957	Morgan Stanley	27,996,420	0.6
119,778	S&P Global, Inc	30,901,526	0.7
	Other	131,851,499	2.8
		279,662,199	5.9
ENERGY
521,862	ConocoPhillips	28,806,782	0.6
1,317,161	Kinder Morgan, Inc	26,316,877	0.6
	Other	136,237,910	2.9
		191,361,569	4.1
FOOD & STAPLES RETAILING		30,788,948	0.7
FOOD, BEVERAGE & TOBACCO
1,008,477	Coca-Cola Co	54,891,403	1.2
383,559	PepsiCo, Inc	52,612,788	1.1
	Other	44,844,939	0.9
		152,349,130	3.2
HEALTH CARE EQUIPMENT & SERVICES
193,921	UnitedHealth Group, Inc	49,003,837	1.0
	Other	221,239,946	4.8
		270,243,783	5.8
HOUSEHOLD & PERSONAL PRODUCTS
567,401	Procter & Gamble Co	70,647,098	1.5
	Other	37,480,133	0.8
		108,127,231	2.3
Shares		Company	Value	% of net assets
INSURANCE
198,853		Chubb Ltd	$30,309,174	0.6%
		Other	143,078,932	3.1
			173,388,106	3.7
MATERIALS
147,659		Ecolab, Inc	28,360,864	0.6
199,577		Linde plc	39,586,098	0.9
		Other	66,671,248	1.4
			134,618,210	2.9
MEDIA & ENTERTAINMENT
55,894	*	Alphabet, Inc (Class A)	70,359,367	1.5
56,591	*	Alphabet, Inc (Class C)	71,310,885	1.5
105,320	*	NetFlix, Inc	30,270,021	0.6
		Other	124,842,686	2.7
			296,782,959	6.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
180,747		Amgen, Inc	38,544,298	0.8
501,909		Bristol-Myers Squibb Co	28,794,519	0.6
327,563		Eli Lilly & Co	37,325,804	0.8
667,342		Merck & Co, Inc	57,831,857	1.2
248,138		Zoetis, Inc	31,741,813	0.7
		Other	168,645,818	3.6
			362,884,109	7.7
REAL ESTATE
161,182		American Tower Corp	35,150,571	0.8
346,453		Prologis, Inc	30,404,715	0.6
		Other	131,969,182	2.8
			197,524,468	4.2
RETAILING
63,815	*	Amazon.com, Inc	113,377,558	2.4
17,364	*	Booking Holdings, Inc	35,574,842	0.8
250,264		Home Depot, Inc	58,706,929	1.2
237,535		Lowe’s Companies, Inc	26,511,282	0.6
		Other	99,316,407	2.1
			333,487,018	7.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,096,969		Intel Corp	62,011,657	1.3
159,451		NVIDIA Corp	32,052,840	0.7
315,879		Texas Instruments, Inc	37,270,563	0.8
		Other	34,386,432	0.7
			165,721,492	3.5
SOFTWARE & SERVICES
219,692		Accenture plc	40,735,291	0.9
136,249	*	Adobe, Inc	37,867,684	0.8
306,154		International Business Machines Corp	40,941,974	0.9
113,870		Intuit, Inc	29,321,525	0.6
1,342,632	d	Microsoft Corp	192,493,150	4.1
243,620	*	salesforce.com, Inc	38,124,094	0.8
		Other	116,502,861	2.5
			495,986,579	10.6

64	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
758,031	Apple, Inc	$188,567,792	4.0%
1,027,622	Cisco Systems, Inc	48,822,321	1.0
	Other	72,978,435	1.6
		310,368,548	6.6
TELECOMMUNICATION SERVICES
1,013,820	Verizon Communications, Inc	61,305,695	1.3
	Other	17,816,046	0.4
		79,121,741	1.7
TRANSPORTATION
231,633	United Parcel Service, Inc (Class B)	26,677,173	0.6
	Other	65,341,659	1.4
		92,018,832	2.0
UTILITIES
183,846	Sempra Energy	26,567,586	0.5
518,609	Southern Co	32,496,040	0.7
	Other	115,887,788	2.5
		174,951,414	3.7
	TOTAL COMMON STOCKS (Cost $3,526,891,710)	4,675,044,617	99.6

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		16,040,000	0.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,990,193	c	State Street Navigator Securities Lending Government Money Market Portfolio	$23,990,193	0.5%
			23,990,193	0.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $40,030,193)		40,030,193	0.8
	TOTAL PORTFOLIO (Cost $3,566,921,903)		4,715,074,810	100.4
	OTHER ASSETS & LIABILITIES, NET		(19,070,081)	(0.4)
	NET ASSETS		$4,696,004,729	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open future contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $30,097,707. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
S&P 500 E Mini Index	110		12/20/19	$16,357,380	$16,696,900	$339,520

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	65

Summary portfolio of investments

Social Choice Low Carbon Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$926,936	0.4%
BANKS
32,286	Citigroup, Inc	2,320,072	1.0
10,816	PNC Financial Services Group, Inc	1,586,707	0.7
30,492	US Bancorp	1,738,654	0.8
	Other	5,416,457	2.4
		11,061,890	4.9
CAPITAL GOODS
10,933	3M Co	1,803,835	0.8
11,431	Caterpillar, Inc	1,575,192	0.7
8,803	Illinois Tool Works, Inc	1,484,010	0.7
	Other	12,314,433	5.3
		17,177,470	7.5
COMMERCIAL & PROFESSIONAL SERVICES		2,682,771	1.2
CONSUMER DURABLES & APPAREL
16,630	Nike, Inc (Class B)	1,489,216	0.7
	Other	1,193,441	0.5
		2,682,657	1.2
CONSUMER SERVICES
20,582	Starbucks Corp	1,740,414	0.7
	Other	3,339,904	1.5
		5,080,318	2.2
DIVERSIFIED FINANCIALS
14,209	American Express Co	1,666,431	0.7
3,348	BlackRock, Inc	1,545,772	0.7
7,417	CME Group, Inc	1,526,048	0.7
15,633	IntercontinentalExchange Group, Inc	1,474,505	0.6
32,968	Morgan Stanley	1,518,176	0.7
5,745	S&P Global, Inc	1,482,152	0.7
	Other	4,824,561	2.1
		14,037,645	6.2
ENERGY
14,723	Valero Energy Corp	1,427,837	0.6
	Other	7,089,650	3.2
		8,517,487	3.8
FOOD & STAPLES RETAILING		1,652,002	0.8
FOOD, BEVERAGE & TOBACCO
48,897	Coca-Cola Co	2,661,464	1.2
18,416	PepsiCo, Inc	2,526,123	1.1
	Other	2,849,254	1.2
		8,036,841	3.5
HEALTH CARE EQUIPMENT & SERVICES
24,782	CVS Health Corp	1,645,277	0.7
11,550	UnitedHealth Group, Inc	2,918,685	1.3
	Other	9,650,858	4.2
		14,214,820	6.2
HOUSEHOLD & PERSONAL PRODUCTS
27,844	Procter & Gamble Co	3,466,857	1.5
	Other	2,075,581	0.9
		5,542,438	2.4
Shares		Company	Value	% of net assets
INSURANCE
10,227		Chubb Ltd	$1,558,799	0.7%
		Other	7,110,221	3.1
			8,669,020	3.8
MATERIALS			6,066,271	2.7
MEDIA & ENTERTAINMENT
2,696	*	Alphabet, Inc (Class A)	3,393,725	1.5
2,730	*	Alphabet, Inc (Class C)	3,440,100	1.5
		Other	7,880,024	3.5
			14,713,849	6.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,828		AbbVie, Inc	1,497,767	0.7
9,280		Amgen, Inc	1,978,960	0.9
32,520		Bristol-Myers Squibb Co	1,865,672	0.8
15,644		Eli Lilly & Co	1,782,634	0.8
26,352		Gilead Sciences, Inc	1,678,886	0.7
32,252		Merck & Co, Inc	2,794,958	1.2
11,842		Zoetis, Inc	1,514,829	0.7
		Other	3,870,791	1.7
			16,984,497	7.5
REAL ESTATE
7,590		American Tower Corp	1,655,227	0.7
16,904		Prologis, Inc	1,483,495	0.7
		Other	6,329,954	2.8
			9,468,676	4.2
RETAILING
2,952	*	Amazon.com, Inc	5,244,700	2.3
821	*	Booking Holdings, Inc	1,682,040	0.8
12,838		Home Depot, Inc	3,011,538	1.3
13,514		Target Corp	1,444,782	0.6
		Other	4,314,820	1.9
			15,697,880	6.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
53,112		Intel Corp	3,002,421	1.3
9,826		NVIDIA Corp	1,975,223	0.9
14,995		Texas Instruments, Inc	1,769,260	0.8
		Other	1,277,356	0.5
			8,024,260	3.5
SOFTWARE & SERVICES
10,596		Accenture plc	1,964,710	0.9
7,038	*	Adobe, Inc	1,956,071	0.8
14,711		International Business Machines Corp	1,967,302	0.9
64,602	d	Microsoft Corp	9,261,989	4.1
13,550	*	salesforce.com, Inc	2,120,440	0.9
		Other	6,062,968	2.7
			23,333,480	10.3
TECHNOLOGY HARDWARE & EQUIPMENT
38,586		Apple, Inc	9,598,653	4.2
55,172		Cisco Systems, Inc	2,621,222	1.2
		Other	2,326,080	1.0
			14,545,955	6.4

66	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Low Carbon Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
48,992	Verizon Communications, Inc	$2,962,546	1.3%
	Other	932,138	0.4
		3,894,684	1.7
TRANSPORTATION
21,467	CSX Corp	1,508,486	0.7
14,093	United Parcel Service, Inc (Class B)	1,623,091	0.7
	Other	1,363,306	0.6
		4,494,883	2.0
UTILITIES		7,760,656	3.4
	TOTAL COMMON STOCKS (Cost $194,629,394)	225,267,386	99.2

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$1,600,000	1.500%, 11/01/19	1,600,000	0.7
		1,600,000	0.7
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
955,631	c	State Street Navigator Securities Lending
		Government Money Market Portfolio	$955,631	0.4%
			955,631	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,555,631		2,555,631	1.1
	TOTAL PORTFOLIO (Cost $197,185,025)		227,823,017	100.3
	OTHER ASSETS & LIABILITIES, NET		(837,863)	(0.3)
	NET ASSETS		$226,985,154	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open future contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $1,100,991. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	10	12/20/19	$1,497,831	$1,517,900	$20,069

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	67

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
BELGIUM
4,531,100	*,g	Budweiser Brewing Co APAC Ltd	$16,566,723	1.0%
			16,566,723	1.0
BRAZIL
9,242,187	a,n	Arcos Dorados Holdings, Inc	69,039,137	4.4
4,187,200	*	B2W Companhia Global Do Varejo	53,038,215	3.4
1,644,200		Cia Brasileira de Distribuicao Grupo Pao de Acucar	34,023,727	2.1
5,409,284		Lojas Americanas S.A.(Preference)	26,962,121	1.7
1,047,900		Vale S.A.	12,332,846	0.8
		Other	31,561,521	2.0
			226,957,567	14.4
CHINA
3,266,000		AAC Technologies Holdings, Inc	21,135,248	1.3
598,554	*	Alibaba Group Holding Ltd (ADR)	105,746,535	6.7
8,331,000		China Life Insurance Co Ltd	21,424,745	1.3
2,501,242		China Merchants Bank Co Ltd (Class A)	12,605,280	0.8
3,249,600		China Mobile Hong Kong Ltd	26,408,508	1.7
6,118,162		Foxconn Industrial Internet Co Ltd	13,336,040	0.8
10,553,700		Geely Automobile Holdings Ltd	19,969,830	1.3
1,073,200		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	15,337,495	1.0
3,503,200		Ping An Insurance Group Co of China Ltd	40,433,165	2.6
1,885,140		Ping An Insurance Group Co of China Ltd (Class A)	23,548,673	1.5
1,506,576		Tencent Holdings Ltd	61,111,112	3.9
3,497,546		Tianqi Lithium Corp	12,479,823	0.8
		Other	44,501,587	2.9
			418,038,041	26.6
HONG KONG
1,953,500		Techtronic Industries Co	15,266,618	1.0
		Other	793	0.0
			15,267,411	1.0
INDIA
10,592,517		Bharat Electronics Ltd	17,616,672	1.1
14,222,082		Edelweiss Capital Ltd	18,468,413	1.2
2,489,500		Reliance Industries Ltd	51,311,834	3.3
1,177,800		Shriram Transport Finance Co Ltd	18,879,524	1.2
		Other	33,698,599	2.1
			139,975,042	8.9
INDONESIA
33,345,400		PT Astra International Tbk	16,492,657	1.0
		Other	21,951,046	1.4
			38,443,703	2.4
ITALY
10,595,871		Prada S.p.A	36,427,194	2.3
			36,427,194	2.3
KENYA			8,887,893	0.6
Shares		Company	Value	% of net assets
KOREA, REPUBLIC OF
335,000		Hynix Semiconductor, Inc	$23,555,847	1.5%
158,000		Hyundai Motor Co	16,549,609	1.0
92,039		Naver Corp	12,977,171	0.8
1,380,000		Samsung Electronics Co Ltd	59,643,388	3.8
63,300		Samsung SDI Co Ltd	12,352,723	0.8
		Other	55,076,510	3.5
			180,155,248	11.4
MACAU
3,106,579		Galaxy Entertainment Group Ltd	21,390,770	1.4
3,837,900		Sands China Ltd	18,904,030	1.2
			40,294,800	2.6
MEXICO
1,587,300		Fresnillo plc	14,664,711	0.9
1,379,200		Grupo Televisa SAB (ADR)	15,240,160	1.0
		Other	8,886,267	0.6
			38,791,138	2.5
NETHERLANDS
320,117	*	Prosus NV	22,074,942	1.4
			22,074,942	1.4
PHILIPPINES			8,281,734	0.5
RUSSIA
1,670,100		Gazprom (ADR)	13,381,676	0.8
142,300		LUKOIL PJSC (ADR)	13,100,138	0.8
1,599,918		Sberbank of Russia (ADR)	23,522,795	1.5
590,500	*	Yandex NV	19,716,795	1.3
			69,721,404	4.4
SAUDI ARABIA			9,977,686	0.6
SOUTH AFRICA
1,330,400		Absa Group Ltd	13,644,687	0.9
129,517		Naspers Ltd (N Shares)	18,327,755	1.1
		Other	24,025,021	1.5
			55,997,463	3.5
TAIWAN
1,330,300		Globalwafers Co Ltd	15,872,159	1.0
9,451,000		Hon Hai Precision Industry Co, Ltd	24,961,061	1.6
148,000		Largan Precision Co Ltd	21,716,676	1.4
1,707,600		MediaTek, Inc	22,804,744	1.4
9,193,600		Taiwan Semiconductor Manufacturing Co Ltd	90,095,423	5.7
		Other	11,806,077	0.8
			187,256,140	11.9
THAILAND
13,849,300		PTT PCL (ADR)	20,753,170	1.3
			20,753,170	1.3
TURKEY
618,600		Tupras Turkiye Petrol Rafine	13,464,644	0.9
			13,464,644	0.9

68	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
UNITED STATES
146,500	Wynn Resorts Ltd	$17,776,310	1.1%
		17,776,310	1.1
	TOTAL COMMON STOCKS (Cost $1,423,581,836)	1,565,108,253	99.3
PREFERRED STOCKS
PHILIPPINES		3,393	0.0
	TOTAL PREFERRED STOCKS (Cost $4,057)	3,393	0.0
PURCHASED OPTIONS
UNITED STATES		576,000	0.0
	TOTAL PURCHASED OPTIONS (Cost $504,621)	576,000	0.0

Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
15,511,179	c	State Street Navigator Securities Lending Government Money Market Portfolio	$15,511,179	1.0%
			15,511,179	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $15,511,179)		15,511,179	1.0
	TOTAL PORTFOLIO (Cost $1,439,601,693)		1,581,198,825	100.3
	OTHER ASSETS & LIABILITIES, NET		(3,767,248)	(0.3)
	NET ASSETS		$1,577,431,577	100.0%

Abbreviation(s):

ADR American Depositary Receipt

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities, including those in “Other,” is $16,566,723 or 1.1% of net assets.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $15,533,125. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
iShares MSCI Emerging Markets ETF, Call	16,000	$504,621	$44.00	12/20/19	$576,000

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
iShares MSCI Emerging Markets ETF, Put	8,000	$(479,679)	$40.00	12/20/19	$(304,000)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	69

Summary of market values by sector (unaudited)

Emerging Markets Equity Fund  ■  October 31, 2019

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$518,885,575	32.9%
INFORMATION TECHNOLOGY	337,305,621	21.4
FINANCIALS	217,236,055	13.8
COMMUNICATION SERVICES	170,138,805	10.8
ENERGY	134,663,228	8.5
MATERIALS	80,350,543	5.1
CONSUMER STAPLES	65,927,946	4.2
INDUSTRIALS	41,165,023	2.6
REAL ESTATE	3,393	0.0
HEALTH CARE	11,457	0.0
SHORT-TERM INVESTMENTS	15,511,179	1.0
OTHER ASSETS & LIABILITIES, NET	(3,767,248)	(0.3)
NET ASSETS	$1,577,431,577	100.0%

70	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRIA
1,356,899		Wienerberger AG.	$36,752,398	0.8%
			36,752,398	0.8
CHINA			9,164,785	0.2
DENMARK
593,115		DSV AS	57,644,318	1.2
1,741,875		Novo Nordisk AS	95,783,432	2.0
			153,427,750	3.2
FRANCE
2,492,574		Accor S.A.	107,214,542	2.2
1,782,455		Compagnie de Saint-Gobain	72,595,715	1.5
8,550,602		Credit Agricole S.A.	111,571,204	2.3
806,790		Danone	66,835,462	1.4
1,170,821		Essilor International S.A.	178,777,684	3.7
853,895		Sanofi-Aventis	78,718,073	1.6
1,372,022		Schneider Electric S.A.	127,516,219	2.7
1,190,828		Vinci S.A.	133,606,412	2.8
		Other	66,638,041	1.4
			943,473,352	19.6
GERMANY
1,563,569		BASF SE	118,861,268	2.5
552,970		Continental AG.	74,065,235	1.5
1,877,037	g	Covestro AG.	90,138,900	1.9
2,729,560		Daimler AG. (Registered)	159,550,578	3.3
720,685		HeidelbergCement AG.	53,430,162	1.1
1,249,797		Lanxess AG.	81,210,792	1.7
1,380,881		Porsche AG.	101,675,111	2.1
293,501		Siemens AG.	33,870,013	0.7
		Other	18,157,684	0.4
			730,959,743	15.2
HONG KONG
2,393,630		Hong Kong Exchanges and Clearing Ltd	74,571,223	1.6
		Other	29,260,690	0.6
			103,831,913	2.2
INDIA
2,563,364		HDFC Bank Ltd	44,413,564	0.9
1,439,222		Housing Development Finance Corp	43,194,000	0.9
			87,607,564	1.8
IRELAND
2,773,126		CRH plc	100,968,849	2.1
			100,968,849	2.1
ITALY
4,084,600		Mediobanca S.p.A.	48,571,316	1.0
11,117,415		UniCredit S.p.A.	141,046,992	2.9
			189,618,308	3.9
Shares		Company	Value	% of net assets
JAPAN
368,527		Central Japan Railway Co	$75,597,427	1.6%
439,416		Daikin Industries Ltd	61,500,486	1.3
3,667,379		Hitachi Ltd	136,875,533	2.8
2,168,424		Murata Manufacturing Co Ltd	118,066,683	2.4
168,730		Nintendo Co Ltd	61,888,032	1.3
1,341,766		Rohm Co Ltd	106,306,477	2.2
2,538,059		Sony Corp	154,489,476	3.2
2,812,602		Sumco Corp	46,719,744	1.0
1,536,789		Toyota Motor Corp	106,623,777	2.2
		Other	91,491,166	1.9
			959,558,801	19.9
KOREA, REPUBLIC OF			19,264,784	0.4
NETHERLANDS
1,248,131		Royal Dutch Shell plc (A Shares)	36,180,923	0.8
			36,180,923	0.8
SWEDEN
1,980,703		Electrolux AB (Series B)	52,075,325	1.1
2,187,978	e	Hennes & Mauritz AB (B Shares)	45,858,927	0.9
			97,934,252	2.0
SWITZERLAND
9,873,456		Credit Suisse Group	122,212,287	2.5
228,603		Lonza Group AG.	82,395,932	1.7
154,836		Roche Holding AG.	46,598,792	1.0
		Other	9,101,806	0.2
			260,308,817	5.4
TAIWAN
1,012,240		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	52,261,951	1.1
			52,261,951	1.1
UNITED KINGDOM
681,264		AstraZeneca plc	66,434,969	1.4
7,778,712		CNH Industrial NV	84,691,896	1.8
978,250		Linde plc (Xetra)	193,102,319	4.0
220,936,668		Lloyds TSB Group plc	162,522,354	3.4
2,521,466		Reckitt Benckiser Group plc	195,115,112	4.1
1,025,992		Schroders plc	41,131,409	0.8
40,684,549		Tesco plc	124,191,716	2.6
4,275,981		Travis Perkins plc	79,422,656	1.6
		Other	40,968,676	0.8
			987,581,107	20.5
	TOTAL COMMON STOCKS (Cost $4,376,335,416)		4,768,895,297	99.1

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			25,521,615	0.5
TREASURY DEBT			9,658,371	0.2

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	71

Summary portfolio of investments	concluded

International Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
47,316,493	c	State Street Navigator Securities Lending Government Money Market Portfolio	$47,316,493	1.0%
			47,316,493	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $82,496,235)		82,496,479	1.7
	TOTAL PORTFOLIO (Cost $4,458,831,651)		4,851,391,776	100.8
	OTHER ASSETS & LIABILITIES, NET		(40,326,173)	(0.8)
	NET ASSETS		$4,811,065,603	100.0%

Abbreviation(s):

ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $44,475,093. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities, including those in “Other,” is $94,586,232 or 2.0% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector (unaudited)

International Equity Fund  ■  October 31, 2019

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$1,023,668,833	21.2%
INDUSTRIALS	824,259,002	17.1
FINANCIALS	789,234,349	16.4
MATERIALS	677,696,530	14.1
INFORMATION TECHNOLOGY	541,742,671	11.3
CONSUMER STAPLES	386,142,290	8.0
HEALTH CARE	369,931,198	7.7
COMMUNICATION SERVICES	100,296,483	2.1
ENERGY	36,180,923	0.8
REAL ESTATE	19,743,018	0.4
SHORT-TERM INVESTMENTS	82,496,479	1.7
OTHER ASSETS & LIABILITIES, NET	(40,326,173)	(0.8)
NET ASSETS	$4,811,065,603	100.0%

72	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
1,236,696	*	Afterpay Touch Group Ltd	$24,550,920	1.4%
934,508		BHP Billiton Ltd	22,907,082	1.3
		Other	29,817,242	1.6
			77,275,244	4.3
BRAZIL
2,114,100		Magazine Luiza S.A.	23,531,586	1.3
499,157	*	Pagseguro Digital Ltd	18,508,742	1.0
547,900	*,e	StoneCo Ltd	20,157,241	1.1
		Other	52,950,982	3.0
			115,148,551	6.4
CANADA
968,932		Alimentation Couche Tard, Inc	29,058,397	1.6
861,495		Dollarama, Inc	28,982,495	1.6
2,498,100		Entertainment One Ltd	18,041,248	1.0
63,800	*	Shopify, Inc (Class A)	20,005,618	1.1
738,821		Suncor Energy, Inc	21,966,616	1.2
		Other	50,259,059	2.9
			168,313,433	9.4
CHINA
1,204,600		Sunny Optical Technology Group Co Ltd	19,362,595	1.1
646,400		Tencent Holdings Ltd	26,219,867	1.5
436,400		Yum China Holdings, Inc	18,547,000	1.0
		Other	49,450,193	2.8
			113,579,655	6.4
DENMARK
510,300		Novo Nordisk AS	28,060,731	1.6
		Other	7,616,659	0.4
			35,677,390	2.0
FRANCE
171,602		Essilor International S.A.	26,202,646	1.5
83,512		L’Oreal S.A.	24,390,654	1.3
164,039		Teleperformance	37,217,726	2.1
		Other	16,205,931	0.9
			104,016,957	5.8
GERMANY
309,000		Bayer AG.	23,971,035	1.3
179,482		Beiersdorf AG.	21,248,706	1.2
134,400		Deutsche Boerse AG.	20,813,133	1.2
		Other	33,411,953	1.9
			99,444,827	5.6
HONG KONG
2,685,000		AIA Group Ltd	26,737,815	1.5
		Other	15,056,503	0.8
			41,794,318	2.3
INDIA			14,081,911	0.8
INDONESIA
68,313,000		Bank Rakyat Indonesia	20,468,980	1.1
			20,468,980	1.1
Shares		Company	Value	% of net assets
IRELAND
587,889		Smurfit Kappa Group plc	$19,634,031	1.1%
		Other	30,930,194	1.7
			50,564,225	2.8
ITALY
810,500		Amplifon S.p.A.	20,382,714	1.1
2,002,700		Davide Campari-Milano S.p.A	18,369,368	1.0
119,600		Ferrari NV	19,154,768	1.1
498,689		Moncler S.p.A	19,243,784	1.1
			77,150,634	4.3
JAPAN
749,300	e	Japan Elevator Service Holdings Co Ltd	20,266,547	1.1
1,279,900	e	MonotaRO Co Ltd	38,666,533	2.2
808,400		SMS Co Ltd	19,819,326	1.1
349,000		TechnoPro Holdings, Inc	21,465,556	1.2
		Other	127,319,907	7.1
			227,537,869	12.7
KOREA, REPUBLIC OF
390,400	e	Fila Korea Ltd	19,263,437	1.1
		Other	4,274,675	0.2
			23,538,112	1.3
NETHERLANDS
107,047		ASML Holding NV	28,058,549	1.6
		Other	17,736,254	1.0
			45,794,803	2.6
NORWAY
815,986	e	Aker BP ASA	22,633,311	1.3
1,066,955	*	Equinor ASA	19,808,745	1.1
		Other	11,110,783	0.6
			53,552,839	3.0
PHILIPPINES			26,379,053	1.5
PORTUGAL
1,204,396		Jeronimo Martins SGPS S.A.	20,238,242	1.1
			20,238,242	1.1
SPAIN
279,399		Amadeus IT Holding S.A.	20,669,450	1.2
		Other	1,585	0.0
			20,671,035	1.2
SWEDEN
411,035		Hexagon AB (B Shares)	21,044,130	1.2
		Other	28,815,352	1.6
			49,859,482	2.8
SWITZERLAND
329,787	*	Alcon, Inc	19,502,984	1.1
81,367		Lonza Group AG.	29,327,304	1.6
222,935		Novartis AG.	19,478,990	1.1
			68,309,278	3.8
TAIWAN			16,784,279	0.9
UNITED ARAB EMIRATES			6,225,068	0.4

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	73

Summary portfolio of investments	concluded

International Opportunities Fund ■ October 31, 2019

Shares		Company	Value	% of net assets
UNITED KINGDOM
1,377,280		Ashtead Group plc	$41,932,413	2.3%
2,404,119		Beazley plc	18,272,076	1.0
6,990,888	*	boohoo.com plc	23,897,512	1.3
1,715,400		CNH Industrial NV	18,676,675	1.1
2,294,186		Electrocomponents plc	20,241,863	1.1
167,485		Linde plc (Xetra)	33,060,815	1.9
		Other	57,110,851	3.2
			213,192,205	11.9
UNITED STATES
112,300	*	Lululemon Athletica, Inc	22,939,521	1.3
		Other	5,600,192	0.3
			28,539,713	1.6

	TOTAL COMMON STOCKS (Cost $1,302,669,051)		1,718,138,103	96.0

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$43,549,000		1.500%, 11/01/19	43,549,000	2.4
		Other	49,065,667	2.8
			92,614,667	5.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
68,725,012	c	State Street Navigator Securities Lending Government Money Market Portfolio	$68,725,012	3.8%
			68,725,012	3.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $161,338,010)		161,339,679	9.0
	TOTAL PORTFOLIO (Cost $1,464,007,061)		1,879,477,782	105.0
	OTHER ASSETS & LIABILITIES, NET		(89,028,132)	(5.0)
	NET ASSETS		$1,790,449,650	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $139,033,984. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $34,770,824 or 1.9% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector (unaudited)

International Opportunities Fund  ■  October 31, 2019

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$343,427,211	19.4%
INFORMATION TECHNOLOGY	329,222,933	18.4
INDUSTRIALS	284,516,671	15.9
FINANCIALS	177,940,097	9.9
HEALTH CARE	158,060,394	8.8
CONSUMER STAPLES	156,375,596	8.7
MATERIALS	104,739,373	5.8
ENERGY	84,116,466	4.7
COMMUNICATION SERVICES	66,877,679	3.7
REAL ESTATE	12,861,683	0.7
SHORT-TERM INVESTMENTS	161,339,679	9.0
OTHER ASSETS & LIABILITIES, NET	(89,028,132)	(5.0)
NET ASSETS	$1,790,449,650	100.0%

74	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Quant International Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
217,516	Macquarie Group Ltd	$20,084,864	1.0%
265,386	Rio Tinto Ltd	16,595,376	0.9
	Other	110,052,437	5.6
		146,732,677	7.5
AUSTRIA		11,292,735	0.6
BELGIUM		10,229,743	0.5
DENMARK
529,684	Novo Nordisk AS	29,126,632	1.5
	Other	13,051,581	0.7
		42,178,213	2.2
FINLAND
541,818	UPM-Kymmene Oyj	17,646,712	0.9
	Other	1,066,341	0.0
		18,713,053	0.9
FRANCE
315,952	Alstom RGPT	13,669,094	0.7
1,211,687	Credit Agricole S.A.	15,810,510	0.8
69,130	L’Oreal S.A.	20,190,223	1.1
760,355	Peugeot S.A.	19,256,836	1.0
89,050	Safran S.A.	14,104,619	0.7
	Other	103,519,921	5.3
		186,551,203	9.6
GERMANY
70,884	Adidas-Salomon AG.	21,886,903	1.1
129,553	Allianz AG.	31,639,763	1.6
212,100	HeidelbergCement AG.	15,724,675	0.8
	Other	86,997,774	4.5
		156,249,115	8.0
HONG KONG
2,413,775	AIA Group Ltd	24,036,897	1.2
	Other	28,431,828	1.5
		52,468,725	2.7
IRELAND		7,308,954	0.4
ISRAEL		13,095,966	0.7
ITALY
875,527	Assicurazioni Generali S.p.A.	17,753,484	0.9
3,548,608	Enel S.p.A.	27,502,983	1.4
	Other	8,170,481	0.4
		53,426,948	2.7
Shares		Company	Value	% of net assets
JAPAN
303,000		Asahi Breweries Ltd	$15,173,462	0.8%
875,400		Astellas Pharma, Inc	15,024,215	0.8
992,800		Dai-ichi Mutual Life Insurance Co	16,182,049	0.8
399,800		Daiwa House Industry Co Ltd	13,763,149	0.7
862,300		Itochu Corp	18,028,864	0.9
1,016,500		Mitsui & Co Ltd	17,457,332	0.9
178,700		Shin-Etsu Chemical Co Ltd	19,925,264	1.0
413,900		Sony Corp	25,193,738	1.3
275,376		Toyota Motor Corp	19,105,830	1.0
		Other	304,803,977	15.6
			464,657,880	23.8
NETHERLANDS
112,380		ASML Holding NV	29,456,404	1.5
		Other	30,530,952	1.6
			59,987,356	3.1
NEW ZEALAND			5,114,656	0.3
NORWAY			9,346,382	0.5
SINGAPORE			24,765,956	1.3
SOUTH AFRICA
703,031		Anglo American plc	18,093,974	0.9
			18,093,974	0.9
SPAIN
381,833		ACS Actividades Construccion y Servicios S.A.	15,494,067	0.8
		Other	30,630,529	1.6
			46,124,596	2.4
SWEDEN
776,163	e	Hennes & Mauritz AB (B Shares)	16,267,989	0.9
1,339,843		Volvo AB (B Shares)	20,078,571	1.0
		Other	21,863,603	1.1
			58,210,163	3.0
SWITZERLAND
315,775		Nestle S.A.	33,782,024	1.7
453,249		Novartis AG.	39,602,721	2.0
154,633		Roche Holding AG.	46,537,698	2.4
820,423		STMicroelectronics NV	18,620,575	1.0
39,238		Swiss Life Holding	19,651,047	1.0
40,495		Zurich Financial Services AG.	15,861,893	0.8
		Other	21,806,295	1.1
			195,862,253	10.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	75

Summary portfolio of investments	concluded

Quant International Equity Fund ■ October 31, 2019

Shares		Company	Value	% of net assets
UNITED KINGDOM
566,735		Ashtead Group plc	$17,254,709	0.9%
739,593		BP plc (ADR)	28,037,971	1.4
5,456,383		BT Group plc	14,480,457	0.8
271,326		Coca-Cola European Partners plc (Class A)	14,518,654	0.8
516,409		Diageo plc	21,137,124	1.1
1,225,328		GlaxoSmithKline plc	28,066,059	1.4
1,886,117		HSBC Holdings plc	14,249,818	0.7
5,246,260		Legal & General Group plc	17,933,493	0.9
5,329,203	*	M&G PLC	14,759,008	0.8
573,887		RELX plc	13,816,534	0.7
369,002	e	Unilever NV	21,810,480	1.1
279,376		Unilever plc	16,728,739	0.9
		Other	84,160,105	4.3
			306,953,151	15.8
UNITED STATES
510,000		iShares MSCI EAFE Index Fund	34,384,200	1.8
			34,384,200	1.8
	TOTAL COMMON STOCKS (Cost $1,725,348,936)		1,921,747,899	98.7

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$17,560,000		1.400%, 11/01/19	17,560,000	0.9
			17,560,000	0.9
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
21,536,389	c	State Street Navigator Securities Lending Government Money Market Portfolio	$21,536,389	1.1%
			21,536,389	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,096,389)		39,096,389	2.0
	TOTAL PORTFOLIO (Cost $1,764,445,325)		$1,960,844,288	100.7
	OTHER ASSETS & LIABILITIES, NET		(13,554,427)	(0.7)
	NET ASSETS		$1,947,289,861	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $20,453,853. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $9,054,992 or 0.5% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector (unaudited)

Quant International Equity Fund  ■  October 31, 2019

Sector	Value	% of net assets
FINANCIALS	$387,033,125	20.0%
INDUSTRIALS	284,390,226	14.6
HEALTH CARE	222,697,230	11.4
CONSUMER STAPLES	218,764,259	11.2
CONSUMER DISCRETIONARY	218,001,119	11.2
MATERIALS	131,109,633	6.7
INFORMATION TECHNOLOGY	125,042,906	6.4
COMMUNICATION SERVICES	102,038,143	5.2
ENERGY	93,470,281	4.8
UTILITIES	71,461,495	3.7
REAL ESTATE	67,739,482	3.5
SHORT-TERM INVESTMENTS	39,096,389	2.0
OTHER ASSETS & LIABILITIES, NET	(13,554,427)	(0.7)
NET ASSETS	$1,947,289,861	100.0%

76	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Quant International Small-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
440,000		Ansell Ltd	$8,367,381	0.8%
1,541,000		Downer EDI Ltd	8,571,123	0.9
		Other	34,137,220	3.5
			51,075,724	5.2
AUSTRIA			9,713,069	1.0
BELGIUM			6,574,398	0.7
BRAZIL
617,000		Cia Paranaense de Energia	8,564,615	0.8
814,000		Transmissora Alianca de Energia Eletrica S.A.	5,861,693	0.6
		Other	11,556,580	1.2
			25,982,888	2.6
CANADA
59,000		Cogeco Communications, Inc	5,099,954	0.5
240,100		Parkland Fuel Corp	7,975,382	0.8
192,600		TFI International, Inc	6,137,288	0.6
		Other	29,428,030	3.0
			48,640,654	4.9
CHILE			2,642,332	0.3
CHINA
452,000	*,e	JinkoSolar Holding Co Ltd (ADR)	6,526,880	0.7
		Other	30,606,572	3.1
			37,133,452	3.8
COLOMBIA			1,547,557	0.2
DENMARK
80,000		Royal Unibrew A.S.	6,563,135	0.7
		Other	7,321,075	0.7
			13,884,210	1.4
FINLAND			4,698,594	0.5
FRANCE
716,000	*	Air France-KLM	8,535,055	0.9
4,180,000	*	CGG S.A.	9,744,288	1.0
		Other	12,890,702	1.3
			31,170,045	3.2
GERMANY
440,000	g	Deutsche Pfandbriefbank AG.	6,013,178	0.6
62,000		Gerresheimer AG.	4,999,997	0.5
		Other	10,271,349	1.1
			21,284,524	2.2
HONG KONG			4,026,987	0.4
HUNGARY			174,717	0.0
INDIA			8,587,343	0.9
INDONESIA			4,243,008	0.4
IRELAND			3,598,593	0.4
ISRAEL			14,825,129	1.5
Shares		Company	Value	% of net assets
ITALY
230,000		Banca Generali S.p.A	$7,508,684	0.7%
2,351,000		Unipol Gruppo Finanziario S.p.A	13,121,080	1.3
		Other	17,406,337	1.8
			38,036,101	3.8
JAPAN
263,000		Adastria Holdings Co Ltd	6,468,470	0.6
549,000		Financial Products Group Co Ltd	5,564,127	0.6
978,000		Haseko Corp	12,620,480	1.3
83,000		Kotobuki Spirits Co Ltd	5,711,501	0.6
397,000		Kyowa Exeo Corp	10,100,448	1.0
1,231,000		Penta-Ocean Construction Co Ltd	7,551,483	0.8
247,000		Showa Corp	5,160,972	0.5
738,000		Tokyo Steel Manufacturing Co Ltd	5,941,426	0.6
		Other	170,070,435	17.2
			229,189,342	23.2
JORDAN			4,140,803	0.4
KOREA, REPUBLIC OF
71,000		Hyosung Corp	5,043,399	0.5
		Other	36,802,281	3.7
			41,845,680	4.2
MALAYSIA			2,734,984	0.3
MEXICO			8,986,309	0.9
NETHERLANDS
2,279,000	*	Altice NV (Class A)	13,039,997	1.3
88,000		ASM International NV	8,872,315	0.9
176,000	g	Signify NV	5,156,810	0.5
		Other	1,999,638	0.2
			29,068,760	2.9
NORWAY			5,857,024	0.6
PHILIPPINES			891,422	0.1
POLAND			4,526,261	0.5
PORTUGAL			4,403,114	0.4
QATAR			310,818	0.0
RUSSIA			677,100	0.1
SAUDI ARABIA			6,002,240	0.6
SINGAPORE			4,521,834	0.5
SOUTH AFRICA
1,056,000	*	Impala Platinum Holdings Ltd	7,270,523	0.7
7,515,000	*,e	Sibanye Gold Ltd	14,509,168	1.5
		Other	1,245,283	0.1
			23,024,974	2.3
SPAIN
50,000	e	Acciona S.A.	5,208,914	0.5
905,000		Mediaset Espana Comunicacion SA	5,537,567	0.6
		Other	9,012,158	0.9
			19,758,639	2.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	77

Summary portfolio of investments	concluded

Quant International Small-Cap Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
SWEDEN
277,000	e	Intrum Justitia AB	$7,467,661	0.8%
		Other	23,042,415	2.3
			30,510,076	3.1
SWITZERLAND
58,000		Cembra Money Bank AG.	6,150,635	0.6
133,000	g	Galenica AG.	7,962,338	0.8
1,204,000		IWG plc	5,997,439	0.6
42,000		PSP Swiss Property AG.	5,559,328	0.6
		Other	7,457,414	0.8
			33,127,154	3.4
TAIWAN
2,772,000		Radiant Opto-Electronics Corp	11,005,608	1.1
664,000		Simplo Technology Co Ltd	6,116,220	0.6
3,395,000		TPK Holding Co Ltd	7,386,316	0.8
8,224,000		Unimicron Technology Corp	12,636,884	1.3
		Other	15,987,621	1.6
			53,132,649	5.4
THAILAND			10,199,702	1.0
TURKEY			5,196,508	0.5
UNITED ARAB EMIRATES			694,303	0.1
UNITED KINGDOM
1,600,000	g	Avast plc	8,591,047	0.9
841,000		Britvic plc	10,747,811	1.1
266,000	*	Dialog Semiconductor plc	11,964,757	1.2
558,000		Dunelm Group plc	5,706,549	0.6
442,000		Pennon Group plc	5,142,597	0.5
800,000		Rightmove plc	6,209,748	0.6
781,000		Tate & Lyle plc	6,812,109	0.7
532,000		Unite Group plc	7,748,407	0.8
		Other	57,338,057	5.8
			120,261,082	12.2
UNITED STATES
133,000		BRP, Inc	5,966,874	0.6
		Other	1,109,950	0.1
			7,076,824	0.7
	TOTAL COMMON STOCKS (Cost $902,779,722)		973,976,927	98.8
Shares		Company	Value	% of net assets
RIGHTS / WARRANTS
MALAYSIA			$20,406	0.0%
	TOTAL RIGHTS / WARRANTS (Cost $0)		20,406	0.0

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
13,107,866	c	State Street Navigator Securities Lending Government Money Market Portfolio	13,107,866	1.3
			13,107,866	1.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $13,107,866)		13,107,866	1.3
	TOTAL PORTFOLIO (Cost $915,887,588)		987,105,199	100.1
	OTHER ASSETS & LIABILITIES, NET		(802,705)	(0.1)
	NET ASSETS		$986,302,494	100.0%

Abbreviation(s):

ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,818,329. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities, including those in “Other,” is $44,185,129 or 4.5% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

78	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector (unaudited)

Quant International Small-Cap Equity Fund  ■  October 31, 2019

Sector	Value	% of net assets
INDUSTRIALS	$179,153,257	18.4%
REAL ESTATE	114,781,252	11.6
INFORMATION TECHNOLOGY	114,306,444	11.6
CONSUMER DISCRETIONARY	111,797,648	11.3
FINANCIALS	108,652,806	11.0
MATERIALS	92,606,677	9.4
HEALTH CARE	63,367,797	6.4
COMMUNICATION SERVICES	56,701,455	5.7
CONSUMER STAPLES	53,380,307	5.4
UTILITIES	43,637,277	4.4
ENERGY	35,612,413	3.6
SHORT-TERM INVESTMENTS	13,107,866	1.3
OTHER ASSETS & LIABILITIES, NET	(802,705)	(0.1)
NET ASSETS	$986,302,494	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	79

Summary portfolio of investments

Social Choice International Equity Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
89,996	Australia & New Zealand Banking Group Ltd	$1,653,866	0.6%
41,554	Commonwealth Bank of Australia	2,253,062	0.9
10,210	CSL Ltd	1,800,597	0.7
88,110	National Australia Bank Ltd	1,729,523	0.7
93,947	Westpac Banking Corp	1,824,027	0.6
	Other	8,776,835	3.4
		18,037,910	6.9
AUSTRIA		1,231,101	0.5
BELGIUM		1,961,938	0.7
DENMARK
36,376	Novo Nordisk AS	2,000,269	0.8
	Other	2,051,652	0.6
		4,051,921	1.4
FINLAND		1,970,249	0.8
FRANCE
14,254	Air Liquide	1,895,227	0.7
20,256	Danone	1,678,032	0.6
9,593	Essilor International S.A.	1,464,796	0.6
2,651	Kering	1,508,409	0.6
7,325	L’Oreal S.A.	2,139,352	0.8
28,362	Sanofi-Aventis	2,614,610	1.0
17,827	Schneider Electric S.A.	1,656,848	0.6
57,200	Total S.A.	3,024,060	1.2
	Other	12,275,446	4.7
		28,256,780	10.8
GERMANY
4,254	Adidas-Salomon AG.	1,313,510	0.5
10,686	Allianz AG.	2,609,762	1.0
26,174	BASF SE	1,989,727	0.8
38,584	Deutsche Post AG.	1,366,840	0.5
23,353	SAP AG.	3,094,306	1.1
20,198	Siemens AG.	2,330,849	0.9
	Other	9,584,199	3.7
		22,289,193	8.5
HONG KONG		9,982,192	3.9
IRELAND		1,242,370	0.5
ISRAEL		1,614,364	0.6
ITALY
563,290	Banca Intesa S.p.A.	1,411,506	0.5
244,638	Enel S.p.A.	1,896,032	0.7
	Other	1,607,437	0.6
		4,914,975	1.8
Shares		Company	Value	% of net assets
JAPAN
56,961		Honda Motor Co Ltd	$1,541,021	0.6%
2,673		Keyence Corp	1,690,128	0.6
54,079		Mitsubishi Corp	1,375,467	0.5
3,804		Nintendo Co Ltd	1,395,259	0.5
52,712		NTT DoCoMo, Inc	1,445,105	0.6
49,680		Softbank Group Corp	1,911,011	0.7
33,815		Sony Corp	2,058,290	0.8
45,096		Sumitomo Mitsui Financial Group, Inc	1,601,051	0.6
48,100		Takeda Pharmaceutical Co Ltd	1,738,000	0.7
52,095		Toyota Motor Corp	3,614,397	1.4
		Other	45,251,699	17.3
			63,621,428	24.3
LUXEMBOURG			723,351	0.3
NETHERLANDS
10,348		ASML Holding NV	2,712,359	1.0
133,599		ING Groep NV	1,512,806	0.6
		Other	2,488,059	0.9
			6,713,224	2.5
NEW ZEALAND			710,700	0.3
NORWAY			2,914,464	1.0
PORTUGAL			1,028,889	0.3
SINGAPORE
71,991		DBS Group Holdings Ltd	1,372,211	0.5
		Other	2,911,010	1.0
			4,283,221	1.5
SOUTH AFRICA			396,833	0.2
SPAIN
257,869		Banco Bilbao Vizcaya Argentaria S.A.	1,358,151	0.5
147,884		Iberdrola S.A.	1,520,099	0.6
		Other	5,591,717	2.2
			8,469,967	3.3
SWEDEN			7,981,501	3.0
SWITZERLAND
70,206		ABB Ltd	1,474,325	0.6
62,408		Nestle S.A.	6,676,490	2.6
15,202		Roche Holding AG.	4,575,130	1.7
130,976		UBS AG.	1,550,122	0.6
4,257		Zurich Financial Services AG.	1,667,467	0.6
		Other	7,362,124	3.0
			23,305,658	9.1
UNITED KINGDOM
40,545		AstraZeneca plc (ADR)	1,987,921	0.8
57,243		Compass Group plc	1,524,043	0.6
125,899		National Grid plc	1,472,047	0.6
87,846		Prudential plc	1,534,392	0.6
66,831		RELX plc	1,608,980	0.6
39,107	e	Unilever NV	2,311,484	0.9
		Other	30,178,159	11.6
			40,617,026	15.7

80	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice International Equity Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
UNITED STATES			$1,309,733	0.5%
	TOTAL COMMON STOCKS (Cost $243,781,243)		257,628,988	98.4

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$3,020,000		1.400%, 11/01/19	3,020,000	1.2
			3,020,000	1.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,892,839	c	State Street Navigator Securities Lending Government Money Market Portfolio	2,892,839	1.1
			2,892,839	1.1
	Value	% of net assets
TOTAL SHORT-TERM INVESTMENTS (Cost $5,912,839)	$5,912,839	2.3%
TOTAL PORTFOLIO (Cost $249,694,082)	$263,541,827	100.7
OTHER ASSETS & LIABILITIES, NET	(1,751,038)	(0.7)
NET ASSETS	$261,790,789	100.0%

Abbreviation(s):

ADR American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,997,315. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $1,902,631 or 0.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
MSCI EAFE Index	15	12/20/19	$1,465,008	$1,467,900	$2,892

Summary of market values by sector (unaudited)

Social Choice International Equity Fund  ■  October 31, 2019

Sector	Value	% of net assets
FINANCIALS	$49,037,814	18.5%
INDUSTRIALS	36,349,525	13.9
CONSUMER DISCRETIONARY	30,587,879	11.7
CONSUMER STAPLES	28,535,775	10.9
HEALTH CARE	27,445,815	10.5
MATERIALS	20,646,185	7.9
INFORMATION TECHNOLOGY	16,205,839	6.2
COMMUNICATION SERVICES	15,318,365	5.9
UTILITIES	12,536,135	4.8
ENERGY	11,143,107	4.3
REAL ESTATE	9,822,549	3.8
SHORT-TERM INVESTMENTS	5,912,839	2.3
OTHER ASSETS & LIABILITIES, NET	(1,751,038)	(0.7)
NET ASSETS	$261,790,789	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	81

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2019

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
ASSETS
Portfolio investments, at value*†	$6,589,500,608	$5,690,947,625	$5,661,890,985	$1,411,406,663	$2,865,177,711	$2,875,692,867	$2,666,433,774	$3,036,820,382	$689,212,763	$4,715,074,810
Cash	4,662	—	1,620	6,177	—	8,297	7,464	—	—	—
Receivable from securities transactions	41,374,135	125,981,640	28,427,639	1,140,947	18,609,399	63,205,785	17,688,610	25,303,797	20,508,111	—
Receivable from Fund shares sold	934,568	705,881	157,284	810,848	806,006	4,309	1,358,943	616,497	850	2,853,863
Dividends and interest receivable	5,253,560	1,209,151	6,364,798	99,993	1,787,644	1,086,083	3,319,953	1,632,122	174,084	5,127,454
Due from affiliates	1,329,452	1,246,275	1,198,095	—	111,859	815,282	793,667	391,828	310,150	22,964
Receivable for variation margin on open futures contracts	—	—	—	—	—	—	—	344,575	—	339,771
Other	436,707	310,146	445,829	160,081	381,562	156,491	155,243	223,916	14,197	207,904
Total assets	6,638,833,692	5,820,400,718	5,698,486,250	1,413,624,709	2,886,874,181	2,940,969,114	2,689,757,654	3,065,333,117	710,220,155	4,723,626,766
LIABILITIES
Management fees payable	2,509,200	2,206,690	2,225,520	606,901	1,176,082	845,801	800,267	1,149,946	306,180	679,800
Service agreement fees payable	122,087	76,362	142,134	86,086	146,183	188	82	108,135	2,896	165,716
Distribution fees payable	258,225	211,622	44,848	48,494	64,756	—	—	36,960	1,217	108,335
Due to affiliates	71,850	66,106	67,611	36,820	45,938	34,826	33,523	50,889	36,849	54,700
Overdraft payable	—	747	—	—	79,664	—	—	511,507	463,557	526,579
Payable for collateral for securities loaned	70,980,431	—	—	32,613,068	35,833,353	6,481,932	6,404,821	90,417,346	4,308,931	23,990,193
Payable for securities transactions	33,426,390	83,977,536	4,210,093	13,964,619	17,900,226	56,097,193	—	23,366,387	15,262,312	—
Payable for delayed delivery securities	—	—	—	—	—	—	—	31,873	—	—
Payable for Fund shares redeemed	3,546,359	25,807,508	25,096,245	430,333	2,398,526	653,070	15,729,589	5,451,221	4,298,270	1,457,703
Written options◊	10,965,536	—	—	2,317,925	—	—	—	—	—	—
Payable for trustee compensation	380,449	254,246	394,646	147,877	354,944	153,997	149,932	221,535	13,633	203,758
Accrued expenses and other payables	233,292	220,374	156,195	76,708	149,881	100,175	86,702	132,896	51,808	435,253
Total liabilities	122,493,819	112,821,191	32,337,292	50,328,831	58,149,553	64,367,182	23,204,916	121,478,695	24,745,653	27,622,037
NET ASSETS	$6,516,339,873	$5,707,579,527	$5,666,148,958	$1,363,295,878	$2,828,724,628	$2,876,601,932	$2,666,552,738	$2,943,854,422	$685,474,502	$4,696,004,729
NET ASSETS CONSIST OF:
Paid-in-capital	$4,053,231,191	$3,362,328,016	$4,611,483,346	$992,991,119	$1,954,046,599	$1,724,822,511	$2,145,535,093	$2,604,472,139	$549,717,914	$3,336,782,726
Total distributable earnings (loss)	2,463,108,682	2,345,251,511	1,054,665,612	370,304,759	874,678,029	1,151,779,421	521,017,645	339,382,283	135,756,588	1,359,222,003
NET ASSETS	$6,516,339,873	$5,707,579,527	$5,666,148,958	$1,363,295,878	$2,828,724,628	$2,876,601,932	$2,666,552,738	$2,943,854,422	$685,474,502	$4,696,004,729
* Includes securities loaned of	$83,147,087	$—	$—	$39,991,575	$35,893,071	$4,389,791	$6,186,206	$107,851,888	$8,213,932	$30,097,707
† Portfolio investments, cost	$4,444,235,110	$3,582,725,398	$4,669,807,183	$1,183,355,482	$2,458,494,502	$1,901,069,362	$2,309,905,823	$2,830,650,888	$592,888,340	$3,566,921,903
◊ Written options premiums	$15,106,173	$—	$—	$3,354,405	$—	$—	$—	$—	$—	$—

82	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	83

Statements of assets and liabilities	continued

TIAA-CREF Funds  ■  October 31, 2019

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
INSTITUTIONAL CLASS:
Net assets	$1,409,853,191	$1,333,235,277	$1,922,604,046	$761,181,745	$1,881,807,921	$203,411,113	$128,228,502	$1,482,548,708	$43,317,340	$3,440,953,545
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	96,359,609	62,204,396	108,729,113	34,265,875	92,265,293	13,767,806	12,407,323	89,390,604	3,525,367	169,001,090
Net asset value per share	$14.63	$21.43	$17.68	$22.21	$20.40	$14.77	$10.33	$16.59	$12.29	$20.36
ADVISOR CLASS:
Net assets	$2,075,126	$2,994,896	$181,488	$213,643	$878,851	$1,407,559	$538,227	$756,516	$243,684	$22,476,435
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	141,758	139,866	10,269	9,621	43,149	95,156	52,272	45,681	19,795	1,104,972
Net asset value per share	$14.64	$21.41	$17.67	$22.20	$20.37	$14.79	$10.30	$16.56	$12.31	$20.34
PREMIER CLASS:
Net assets	$44,313,677	$19,838,690	$130,723,331	$52,209,863	$124,253,534	$—	$—	$114,748,746	$122,722	$95,410,983
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	3,025,230	926,935	7,415,287	2,367,674	6,109,132	—	—	6,968,838	10,000	4,707,560
Net asset value per share	$14.65	$21.40	$17.63	$22.05	$20.34	$—	$—	$16.47	$12.27	$20.27
RETIREMENT CLASS:
Net assets	$497,202,196	$309,694,257	$579,719,192	$350,838,773	$590,795,273	$—	$—	$440,064,060	$11,949,677	$674,563,035
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	33,355,021	14,562,381	32,946,228	16,341,932	29,189,445	—	—	27,369,898	976,592	32,646,990
Net asset value per share	$14.91	$21.27	$17.60	$21.47	$20.24	$—	$—	$16.08	$12.24	$20.66
RETAIL CLASS:
Net assets	$1,199,088,440	$991,814,165	$132,317,379	$198,851,854	$230,989,049	$—	$—	$127,461,805	$5,765,215	$462,600,731
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	59,883,978	46,471,144	7,858,025	9,275,587	11,687,748	—	—	8,029,340	472,075	25,604,643
Net asset value per share	$20.02	$21.34	$16.84	$21.44	$19.76	$—	$—	$15.87	$12.21	$18.07
CLASS W:
Net assets	$3,363,807,243	$3,050,002,242	$2,900,603,522	$—	$—	$2,671,783,260	$2,537,786,009	$778,274,587	$624,075,864	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	229,827,859	141,834,791	163,516,307	—	—	180,359,566	244,896,585	46,784,821	50,592,050	—
Net asset value per share	$14.64	$21.50	$17.74	$—	$—	$14.81	$10.36	$16.64	$12.34	$—

84	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	85

Statements of assets and liabilities	continued

TIAA-CREF Funds  ■  October 31, 2019

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$227,823,017	$1,512,159,688	$4,851,391,776	$1,879,477,782	$1,960,844,288	$987,105,199	$263,541,827
Affiliated investments, at value‡	—	69,039,137	—	—	—	—	—
Cash	—	—	1,531	2,109	2,916	—	—
Cash – foreign^	—	952,348	—	258,547	121,841	207,571	21,517
Receivable from securities transactions	—	77,288,870	222,415,451	—	3,574,205	84,427,697	1,367,864
Receivable from Fund shares sold	97,177	115,573	1,639,662	5,430	39,580	1,918	1,913,603
Dividends and interest receivable	255,083	1,773,578	16,315,327	2,151,443	9,705,722	2,957,519	826,769
Due from affiliates	18,331	1,061,306	726,940	932,615	696,987	605,534	36,819
Receivable for variation margin on open futures contracts	20,092	—	—	—	—	—	2,923
Other	2,866	84,690	379,594	79,383	108,984	18,119	2,137
Total assets	228,216,566	1,662,475,190	5,092,870,281	1,882,907,309	1,975,094,523	1,075,323,557	267,713,459
LIABILITIES
Management fees payable	54,366	1,301,101	2,131,767	1,025,464	710,711	622,462	71,371
Service agreement fees payable	29,016	33,403	112,261	43,644	10	779	12,787
Distribution fees payable	3,450	2,908	68,413	1,024	—	185	1,515
Due to affiliates	29,174	42,044	60,477	43,040	29,006	38,368	29,067
Overdraft payable	20,002	3,410,860	—	—	—	501,672	4,742
Payable for collateral for securities loaned	955,631	15,511,179	47,316,493	68,725,012	21,536,389	13,107,866	2,892,839
Payable for securities transactions	—	43,502,552	210,905,012	—	4,063,916	70,178,766	2,735,728
Payable for Fund shares redeemed	80,038	20,007,173	20,457,830	21,971,900	1,190,111	4,466,217	48,912
Written options◊	—	304,000	—	—	—	—	—
Payable for trustee compensation	2,656	67,855	332,175	61,252	107,290	17,284	1,434
Accrued expenses and other payables	57,079	860,538	420,250	586,323	167,229	87,464	124,275
Total liabilities	1,231,412	85,043,613	281,804,678	92,457,659	27,804,662	89,021,063	5,922,670
NET ASSETS	$226,985,154	$1,577,431,577	$4,811,065,603	$1,790,449,650	$1,947,289,861	$986,302,494	$261,790,789
NET ASSETS CONSIST OF:
Paid-in-capital	$191,337,527	$1,437,165,305	$4,771,081,209	$1,415,852,835	$1,817,364,042	$1,008,598,089	$245,837,816
Total distributable earnings (loss)	35,647,627	140,266,272	39,984,394	374,596,815	129,925,819	(22,295,595)	15,952,973
NET ASSETS	$226,985,154	$1,577,431,577	$4,811,065,603	$1,790,449,650	$1,947,289,861	$986,302,494	$261,790,789
* Includes securities loaned of	$1,100,991	$15,533,125	$44,475,093	$139,033,984	$20,453,853	$29,818,329	$3,997,315
† Portfolio investments, cost	$197,185,025	$1,376,891,968	$4,458,831,651	$1,464,007,061	$1,764,445,325	$915,887,588	$249,694,082
‡ Affiliated investments, cost	$—	$62,709,725	$—	$—	$—	$—	$—
^ Foreign cash, cost	$—	$952,691	$—	$257,387	$121,804	$207,852	$21,520
◊ Written options premiums	$—	$479,679	$—	$—	$—	$—	$—

86	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	87

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2019

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INSTITUTIONAL CLASS:
Net assets	$89,165,621	$255,775,153	$2,484,368,011	$117,427,664	$130,515,103	$55,448,805	$192,474,740
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,399,661	22,157,800	224,692,063	8,793,274	17,519,968	5,383,456	17,243,049
Net asset value per share	$13.93	$11.54	$11.06	$13.35	$7.45	$10.30	$11.16
ADVISOR CLASS:
Net assets	$1,132,489	$236,179	$3,929,459	$4,168,257	$182,028	$84,481	$1,173,867
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	81,354	20,474	347,946	312,469	24,456	8,209	105,184
Net asset value per share	$13.92	$11.54	$11.29	$13.34	$7.44	$10.29	$11.16
PREMIER CLASS:
Net assets	$2,170,748	$7,699,564	$133,306,024	$1,308,134	$—	$76,331	$1,754,390
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	155,563	666,907	12,088,030	97,840	—	7,327	157,049
Net asset value per share	$13.95	$11.55	$11.03	$13.37	$—	$10.42	$11.17
RETIREMENT CLASS:
Net assets	$118,955,787	$137,433,509	$459,273,676	$175,642,784	$—	$3,113,325	$59,931,746
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	8,573,481	11,958,423	40,005,364	13,205,724	—	302,639	5,387,153
Net asset value per share	$13.87	$11.49	$11.48	$13.30	$—	$10.29	$11.12
RETAIL CLASS:
Net assets	$15,560,509	$9,347,707	$249,406,299	$4,121,557	$—	$850,687	$6,456,046
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,121,373	812,087	35,520,575	309,532	—	82,624	580,272
Net asset value per share	$13.88	$11.51	$7.02	$13.32	$—	$10.30	$11.13
CLASS W:
Net assets	$—	$1,166,939,465	$1,480,782,134	$1,487,781,254	$1,816,592,730	$926,728,865	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	100,351,676	133,405,854	110,850,700	243,133,201	89,502,663	—
Net asset value per share	$—	$11.63	$11.10	$13.42	$7.47	$10.35	$—

88	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	89

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2019

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
INVESTMENT INCOME
Dividends*	$123,481,251	$48,673,894	$144,360,056	$8,805,063	$79,966,680	$39,397,874	$73,065,373	$40,921,384	$9,530,375	$82,180,723
Interest	859,569	1,177,841	921,187	522,794	685,752	181,229	197,182	178,127	33,475	786,457
Income from securities lending	677,645	1,041,621	3,646	218,357	72,942	88,937	46,454	2,469,373	184,409	515,109
Payment from affiliate	593,177	480,395	548,555	129,742	296,320	—	—	—	—	—
Total income	125,611,642	51,373,751	145,833,444	9,675,956	81,021,694	39,668,040	73,309,009	43,568,884	9,748,259	83,482,289
EXPENSES
Management fees	25,598,595	21,535,365	23,566,680	6,407,914	13,149,674	8,217,614	7,916,073	12,388,264	3,043,081	6,325,877
Shareholder servicing – Institutional Class	2,495	3,719	2,338	1,865	6,106	7,110	483	3,595	393	8,762
Shareholder servicing – Advisor Class	1,657	3,918	53	122	672	1,111	3,954	1,459	359	12,574
Shareholder servicing – Premier Class	187	67	151	94	187	—	—	145	25	6,791
Shareholder servicing – Retirement Class	1,288,239	831,341	1,604,174	896,246	1,611,542	—	—	1,188,353	28,152	1,392,334
Shareholder servicing – Retail Class	469,529	464,203	76,075	99,455	127,922	—	—	72,587	6,915	121,318
Shareholder servicing – Class W	3,865	3,668	3,629	—	—	3,436	3,411	2,346	2,215	—
Distribution fees – Premier Class	170,433	30,296	263,135	98,527	260,552	—	—	205,700	1,230	157,989
Distribution fees – Retail Class	2,923,172	2,417,983	332,454	490,062	588,913	—	—	335,470	13,920	1,114,756
Administrative service fees	196,899	179,194	185,986	96,017	122,924	95,147	93,709	139,237	99,576	145,241
Professional fees	104,457	94,013	101,324	65,626	80,269	55,535	54,652	73,441	57,880	77,771
Custody and accounting fees	103,356	85,570	101,361	40,074	49,725	38,838	41,000	60,339	28,251	50,170
Registration fees	89,054	96,279	98,938	88,049	99,305	42,595	42,526	89,552	76,657	93,531
Trustee fees and expenses	78,800	64,242	72,631	17,089	39,082	31,770	30,896	37,980	7,932	49,768
Other expenses	302,295	330,547	331,958	91,120	349,503	143,554	125,249	174,568	56,391	595,565
Total expenses	31,333,033	26,140,405	26,740,887	8,392,260	16,486,376	8,636,710	8,311,953	14,773,036	3,422,977	10,152,447
Less: Expenses reimbursed by the investment adviser	(12,820,996)	(11,745,186)	(10,990,055)	—	—	(8,008,903)	(7,935,002)	(2,981,860)	(3,082,585)	—
Fee waiver by investment adviser and Nuveen Securities§	(165,926)	(141,439)	(1,044,920)	—	(1,344,887)	—	—	(975,905)	—	(113,846)
Net expenses	18,346,111	14,253,780	14,705,912	8,392,260	15,141,489	627,807	376,951	10,815,271	340,392	10,038,601
Net investment income (loss)	107,265,531	37,119,971	131,127,532	1,283,696	65,880,205	39,040,233	72,932,058	32,753,613	9,407,867	73,443,688
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	327,405,024	253,295,564	14,548,011	148,809,951	504,822,267	160,845,834	131,863,565	124,386,726	35,186,504	162,155,800
Purchased options	352,036	(3,547,976)	—	(3,833,330)	(2,161,164)	—	—	—	—	—
Written options	4,487,554	1,167,791	—	8,985,237	628,836	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	923,020	—	2,312,748
Foreign currency transactions	(154,187)	(13,157)	(15,656)	24	(19,246)	—	—	—	—	—
Net realized gain (loss) on total investments	332,090,427	250,902,222	14,532,355	153,961,882	503,270,693	160,845,834	131,863,565	125,309,746	35,186,504	164,468,548
Change in unrealized appreciation (depreciation) on:
Portfolio investments	258,956,590	424,884,059	449,889,881	51,666,138	(354,591,514)	168,334,647	16,956,770	20,497,375	34,124,912	361,565,091
Purchased options	360,941	—	—	(990,196)	—	—	—	—	—	—
Written options	5,936,703	(20,689)	—	533,088	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	344,028	—	234,834
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	3,962	(11,615)	3,508	819	2,972	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	265,258,196	424,851,755	449,893,389	51,209,849	(354,588,542)	168,334,647	16,956,770	20,841,403	34,124,912	361,799,925
Net realized and unrealized gain (loss) on total investments	597,348,623	675,753,977	464,425,744	205,171,731	148,682,151	329,180,481	148,820,335	146,151,149	69,311,416	526,268,473
Net increase (decrease) in net assets from operations	$704,614,154	$712,873,948	$595,553,276	$206,455,427	$214,562,356	$368,220,714	$221,752,393	$178,904,762	$78,719,283	$599,712,161
* Net of foreign withholding taxes of	$651,063	$604,354	$62,682	$76,109	$66,111	$—	$12,708	$31,325	$14,030	$5,080
‡ Includes net realized gain (loss) from securities sold to affiliates of	$4,152,293	$634,283	$(339,308)	$7,689,999	$11,307,770	$1,848,893	$79,056	$4,441,662	$3,119,708	$2,939,553
§ As described in Note 1, TPIS merged into Nuveen Securities, LLC on September 30, 2019.

90	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	91

Statements of operations	concluded

TIAA-CREF Funds  ■  For the year ended October 31, 2019

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INVESTMENT INCOME
Dividends*	$3,313,193	$37,231,916	$101,174,595	$26,729,011	$63,457,901	$29,886,836	$4,458,851
Dividends from affiliated investments	—	750,405	—	—	—	—	—
Interest	68,139	1,367,194	1,702,763	2,124,363	205,703	219,147	55,842
Income from securities lending	3,300	478,242	1,312,965	3,446,088	521,335	1,204,541	40,140
Payment from affiliate	—	175,485	499,531	239,381	—	—	—
Total income	3,384,632	40,003,242	104,689,854	32,538,843	64,184,939	31,310,524	4,554,833
EXPENSES
Management fees	428,244	13,167,040	20,373,551	9,873,255	6,795,684	6,027,151	403,005
Shareholder servicing – Institutional Class	253	668	8,480	457	833	335	389
Shareholder servicing – Advisor Class	918	154	17,492	1,152	160	41	680
Shareholder servicing – Premier Class	44	45	147	34	—	26	45
Shareholder servicing – Retirement Class	179,070	329,120	1,180,708	413,680	—	8,250	53,702
Shareholder servicing – Retail Class	8,810	10,972	211,457	6,144	—	3,469	4,845
Shareholder servicing – Class W	—	1,591	2,761	2,703	2,892	2,347	—
Distribution fees – Premier Class	2,585	13,358	225,184	2,138	—	110	1,536
Distribution fees – Retail Class	33,181	22,205	628,178	10,271	—	2,213	13,100
Administrative service fees	71,385	114,925	160,163	116,828	80,183	103,700	70,590
Professional fees	50,032	74,860	92,656	69,409	63,254	67,640	60,368
Custody and accounting fees	34,415	450,104	274,124	125,378	138,715	157,204	108,979
Registration fees	78,941	89,411	180,206	86,447	42,219	80,435	90,524
Trustee fees and expenses	—	18,924	52,685	19,958	21,247	11,042	—
Other expenses	36,999	127,289	445,904	110,317	121,347	107,698	47,954
Total expenses	924,877	14,420,666	23,853,696	10,838,171	7,266,534	6,571,661	855,717
Less: Expenses reimbursed by the investment adviser	(151,881)	(10,473,323)	(6,968,091)	(8,888,846)	(6,799,807)	(5,752,128)	(244,506)
Fee waiver by investment adviser and Nuveen Securities§	—	—	—	—	—	(463,627)	—
Net expenses	772,996	3,947,343	16,885,605	1,949,325	466,727	355,906	611,211
Net investment income (loss)	2,611,636	36,055,899	87,804,249	30,589,518	63,718,212	30,954,618	3,943,622
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	3,092,608	(9,083,555)	(420,164,816)	17,414,625	(120,510,108)	(117,502,503)	(1,511,935)
Affiliated investments	—	(2,161,951)	—	—	—	—	—
Purchased options	—	(6,827,917)	—	—	—	—	—
Written options	—	2,776,552	—	—	—	—	—
Futures contracts	247,558	—	—	—	(1,486,774)	—	99,762
Foreign currency transactions	—	(2,659,831)	(1,502,761)	12,561	40,812	(193,716)	24,172
Net realized gain (loss) on total investments	3,340,166	(17,956,702)	(421,667,577)	17,427,186	(121,956,070)	(117,696,219)	(1,388,001)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	19,954,427	265,695,791	588,536,698	170,247,491	226,147,625	157,063,705	15,502,073
Affiliated investments	—	5,747,606	—	—	—	—	—
Purchased options	—	1,060,229	—	—	—	—	—
Written options	—	430,104	—	—	—	—	—
Futures contracts	7,791	—	—	—	1,160,481	—	(8,156)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	(9,779)	325,677	1,288	75,782	32,395	9,328
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	19,962,218	272,923,951	588,862,375	170,248,779	227,383,888	157,096,100	15,503,245
Net realized and unrealized gain (loss) on total investments	23,302,384	254,967,249	167,194,798	187,675,965	105,427,818	39,399,881	14,115,244
Net increase (decrease) in net assets from operations	$25,914,020	$291,023,148	$254,999,047	$218,265,483	$169,146,030	$70,354,499	$18,058,866
* Net of foreign withholding taxes of	$343	$3,556,926	$11,825,708	$3,138,907	$5,595,136	$3,346,361	$420,812
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(175,096)	$(2,019,724)	$(10,315,629)	$1,289,859	$146,335	$—	$(102,285)
** Includes net change in unrealized foreign capital gains taxes of	$—	$(527,398)	$—	$(443,254)	$—	$—	$—
§ As described in Note 1, TPIS merged into Nuveen Securities, LLC on September 30, 2019.

92	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	93

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund		Quant Large-Cap Growth Fund
		October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
OPERATIONS
Net investment income (loss)		$107,265,531	$70,923,961	$37,119,971	$24,516,489	$131,127,532	$115,692,326	$1,283,696	$4,025,100	$65,880,205	$62,906,250	$39,040,233	$29,746,410
Net realized gain (loss) on total investments		332,090,427	476,159,939	250,902,222	578,764,906	14,532,355	528,280,428	153,961,882	196,747,053	503,270,693	487,491,808	160,845,834	193,092,764
Net change in unrealized appreciation (depreciation) on total investments		265,258,196	(157,870,588)	424,851,755	(60,021,406)	449,893,389	(730,557,285)	51,209,849	(155,372,560)	(354,588,542)	(598,566,681)	168,334,647	26,201,596
Net increase (decrease) in net assets from operations		704,614,154	389,213,312	712,873,948	543,259,989	595,553,276	(86,584,531)	206,455,427	45,399,593	214,562,356	(48,168,623)	368,220,714	249,040,770
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(138,360,955)	(226,233,982)	(130,397,085)	(153,133,528)	(247,598,799)	(360,006,794)	(101,932,287)	(78,830,575)	(323,369,024)	(230,970,039)	(13,125,271)	(163,917,519)
	Advisor Class	(107,915)	(19,940)	(930,419)	(87,637)	(19,754)	(11,654)	(21,699)	(15,008)	(93,193)	(27,056)	(125,789)	(60,724)
	Premier Class	(10,764,573)	(6,762,865)	(2,205,073)	(1,912,427)	(20,780,623)	(18,479,985)	(9,514,805)	(8,753,666)	(28,793,288)	(26,029,371)	—	—
	Retirement Class	(43,138,705)	(26,704,836)	(39,209,332)	(9,556,799)	(73,663,714)	(61,269,992)	(47,065,424)	(37,259,833)	(99,023,544)	(77,145,851)	—	—
	Retail Class	(69,520,975)	(38,771,532)	(104,022,118)	(35,765,830)	(20,003,030)	(9,303,983)	(24,618,704)	(18,322,880)	(37,639,603)	(23,207,986)	—	—
	Class W†	(272,252,422)	—	(309,434,286)	—	(289,089,025)	—	—	—	—	—	(196,129,076)	—
Total distributions		(534,145,545)	(298,493,155)	(586,198,313)	(200,456,221)	(651,154,945)	(449,072,408)	(183,152,919)	(143,181,962)	(488,918,652)	(357,380,303)	(209,380,136)	(163,978,243)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	189,838,976	467,966,625	350,011,542	536,453,711	193,609,947	523,152,438	83,512,743	76,252,146	76,232,206	287,345,193	81,092,104	214,903,846
	Advisor Class	1,963,227	58,138	4,298,275	6,930,175	67,491	5,829	56,388	12,079	816,791	129,038	349,289	11,987,359
	Premier Class	6,230,297	11,193,223	5,519,961	11,187,977	3,019,512	14,341,457	7,076,253	10,926,639	7,772,387	12,206,853	—	—
	Retirement Class	8,383,256	24,150,452	37,360,082	138,805,022	1,278,751	6,194,057	26,425,305	28,592,380	6,850,391	6,633,287	—	—
	Retail Class	34,807,197	54,706,670	100,043,010	250,176,836	67,487,676	7,398,428	20,194,596	106,580,767	33,373,442	8,732,897	—	—
	Class W†	431,487,050	81,319,391	473,260,764	54,383,658	346,338,915	73,055,532	—	—	—	—	354,708,181	14,967,453
Reinvestments of distributions:	Institutional Class	116,548,018	185,000,069	122,187,515	152,319,247	245,407,620	359,003,241	101,855,373	78,768,525	319,212,986	229,151,965	12,995,915	163,791,045
	Advisor Class	86,096	7,699	912,705	36,105	5,332	2,047	6,140	3,421	71,961	14,867	115,040	52,478
	Premier Class	10,764,573	6,762,865	2,205,073	1,912,427	20,780,623	18,479,985	9,514,805	8,753,665	28,793,288	26,029,371	—	—
	Retirement Class	43,138,657	26,704,836	39,086,497	9,554,971	73,657,470	61,267,242	47,065,424	37,259,832	99,016,949	77,143,365	—	—
	Retail Class	66,944,622	37,440,285	100,723,450	34,730,969	19,439,505	8,962,450	24,009,024	17,864,482	36,409,837	22,525,039	—	—
	Class W†	219,604,226	—	309,434,286	—	289,089,025	—	—	—	—	—	196,129,076	—
Transfers in connection with new class:	Institutional Class	—	(3,256,124,297)	—	(2,921,410,508)	—	(2,864,999,916)	—	—	—	—	—	(2,582,632,769)
	Class W†	—	3,256,124,297	—	2,921,410,508	—	2,864,999,916	—	—	—	—	—	2,582,632,769
Redemptions:	Institutional Class	(604,936,372)	(862,191,749)	(285,806,095)	(790,986,743)	(907,796,470)	(940,720,657)	(199,578,954)	(254,146,715)	(651,214,788)	(866,708,142)	(67,388,506)	(522,401,335)
	Advisor Class	(527,411)	(53,317)	(9,350,658)	(1,552,555)	(53,258)	(4,264)	(14,157)	(3,200)	(344,759)	(63,870)	(625,390)	(10,813,206)
	Premier Class	(105,700,521)	(34,897,975)	(7,470,278)	(39,843,101)	(96,534,178)	(94,996,963)	(36,458,232)	(36,688,918)	(101,722,743)	(123,083,569)	—	—
	Retirement Class	(115,502,476)	(114,590,564)	(111,670,715)	(50,483,918)	(228,283,502)	(256,447,760)	(79,034,708)	(89,496,593)	(174,224,873)	(259,981,535)	—	—
	Retail Class	(113,841,166)	(119,174,738)	(212,718,551)	(300,799,685)	(71,612,172)	(21,429,227)	(28,063,116)	(114,126,587)	(57,409,375)	(46,840,337)	—	—
	Class W†	(408,906,383)	(6,148,663)	(486,987,700)	(15,364,234)	(458,465,085)	(3,874,846)	—	—	—	—	(386,172,804)	(10,703,070)
Net increase (decrease) from shareholder transactions		(219,618,134)	(241,746,753)	431,039,163	(2,539,138)	(502,562,798)	(245,611,011)	(23,433,116)	(129,448,077)	(376,366,300)	(626,765,578)	191,202,905	(138,215,430)
Net increase (decrease) in net assets		(49,149,525)	(151,026,596)	557,714,798	340,264,630	(558,164,467)	(781,267,950)	(130,608)	(227,230,446)	(650,722,596)	(1,032,314,504)	350,043,483	(53,152,903)
NET ASSETS
Beginning of period		6,565,489,398	6,716,515,994	5,149,864,729	4,809,600,099	6,224,313,425	7,005,581,375	1,363,426,486	1,590,656,932	3,479,447,224	4,511,761,728	2,526,558,449	2,579,711,352
End of period		$6,516,339,873	$6,565,489,398	$5,707,579,527	$5,149,864,729	$5,666,148,958	$6,224,313,425	$1,363,295,878	$1,363,426,486	$2,828,724,628	$3,479,447,224	$2,876,601,932	$2,526,558,449
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	13,910,970	31,843,603	17,286,992	25,183,641	11,933,580	27,427,170	3,855,707	3,218,209	3,900,318	12,002,843	5,924,425	15,101,055
	Advisor Class	142,654	3,826	213,229	306,098	3,982	307	2,723	502	40,361	5,436	24,198	839,077
	Premier Class	446,703	756,255	270,596	524,456	184,619	757,275	323,249	465,812	387,024	519,719	—	—
	Retirement Class	585,188	1,602,917	1,835,948	6,492,272	76,277	321,983	1,264,561	1,246,734	347,452	280,988	—	—
	Retail Class	1,856,594	2,758,706	4,895,046	11,706,736	3,900,993	401,347	971,805	4,753,372	1,596,225	376,682	—	—
	Class W†	32,231,031	5,516,782	23,978,093	2,466,091	21,607,368	4,056,278	—	—	—	—	26,842,491	1,091,619
Shares reinvested:	Institutional Class	9,065,793	13,073,045	6,706,230	7,731,941	15,873,714	19,239,188	5,487,897	3,532,221	17,282,782	9,855,998	1,041,340	12,186,834
	Advisor Class	6,650	539	50,149	1,833	345	110	331	153	3,898	640	9,203	3,907
	Premier Class	837,009	475,032	121,025	97,127	1,346,768	992,481	515,707	394,843	1,561,458	1,121,472	—	—
	Retirement Class	3,292,522	1,846,989	2,157,091	487,250	4,776,749	3,293,937	2,617,654	1,718,627	5,390,144	3,335,208	—	—
	Retail Class	3,815,565	1,975,477	5,537,298	1,765,683	1,317,040	500,137	1,336,805	824,768	2,029,534	993,168	—	—
	Class W†	17,223,861	—	16,992,547	—	18,711,264	—	—	—	—	—	15,715,471	—
Shares transferred in connection with new class:	Institutional Class	—	(204,402,027)	—	(122,903,261)	—	(146,622,309)	—	—	—	—	—	(165,024,458)
	Class W†	—	204,402,027	—	122,903,261	—	146,622,309	—	—	—	—	—	165,024,458

Shares redeemed:	Institutional Class	(43,548,453)	(57,968,663)	(14,181,926)	(36,397,683)	(54,123,827)	(49,181,485)	(9,137,074)	(10,707,970)	(32,590,935)	(36,148,309)	(4,870,255)	(36,140,018)
	Advisor Class	(37,789)	(3,555)	(464,863)	(72,715)	(3,553)	(218)	(633)	(142)	(17,796)	(2,693)	(47,003)	(798,415)
	Premier Class	(7,430,387)	(2,357,470)	(365,312)	(1,944,015)	(5,786,266)	(5,053,177)	(1,700,911)	(1,594,412)	(5,164,985)	(5,257,615)	—	—
	Retirement Class	(8,225,684)	(7,590,140)	(5,561,576)	(2,370,804)	(13,854,019)	(13,431,957)	(3,842,246)	(3,875,439)	(8,910,939)	(10,983,490)	—	—
	Retail Class	(6,012,716)	(5,998,998)	(10,237,311)	(14,368,754)	(4,943,743)	(1,162,190)	(1,358,325)	(5,037,603)	(3,138,075)	(2,016,142)	—	—
	Class W†	(29,157,258)	(388,584)	(23,792,763)	(712,438)	(27,277,468)	(203,444)	—	—	—	—	(27,582,071)	(732,402)
Net increase (decrease) from shareholder transactions		(10,997,747)	(14,454,239)	25,440,493	896,719	(26,256,177)	(12,042,258)	337,250	(5,060,325)	(17,283,534)	(25,916,095)	17,057,799	(8,448,343)

94	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	95

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the year ended

		Quant Large-Cap Value Fund		Quant Small-Cap Equity Fund		Quant Small/Mid-Cap Equity Fund		Social Choice Equity Fund		Social Choice Low Carbon Equity Fund		Emerging Markets Equity Fund
		October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
OPERATIONS
Net investment income (loss)		$72,932,058	$57,149,142	$32,753,613	$22,603,815	$9,407,867	$6,503,881	$73,443,688	$54,460,056	$2,611,636	$1,528,182	$36,055,899	$13,458,637
Net realized gain (loss) on total investments		131,863,565	65,470,484	125,309,746	524,249,133	35,186,504	68,133,506	164,468,548	267,324,278	3,340,166	5,228,897	(17,956,702)	45,235,479
Net change in unrealized appreciation (depreciation) on total investments		16,956,770	(87,395,444)	20,841,403	(493,271,973)	34,124,912	(29,711,398)	361,799,925	(188,016,371)	19,962,218	(2,948,911)	272,923,951	(360,745,179)
Net increase (decrease) in net assets from operations		221,752,393	35,224,182	178,904,762	53,580,975	78,719,283	44,925,989	599,712,161	133,767,963	25,914,020	3,808,168	291,023,148	(302,051,063)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(5,228,638)	(158,188,330)	(262,009,468)	(279,704,358)	(3,611,032)	(35,591,642)	(225,939,893)	(78,677,614)	(4,275,876)	(1,532,212)	(10,505,536)	(54,668,753)
	Advisor Class	(282,092)	(8,703)	(414,357)	(271,398)	(189,230)	(70,284)	(1,368,674)	(341,854)	(24,674)	(4,282)	(7,201)	(36,536)
	Premier Class	—	—	(22,932,406)	(18,429,112)	(130,771)	(65,794)	(8,057,023)	(2,799,998)	(40,497)	(11,053)	(350,475)	(456,301)
	Retirement Class	—	—	(79,659,880)	(65,316,238)	(1,146,449)	(277,760)	(37,483,050)	(14,586,849)	(1,248,477)	(394,003)	(4,143,633)	(3,314,524)
	Retail Class	—	—	(22,530,887)	(17,246,522)	(570,332)	(190,083)	(40,185,338)	(19,214,895)	(620,543)	(184,829)	(296,395)	(484,163)
	Class W†	(113,943,468)	—	(122,727,726)	—	(64,028,043)	—	—	—	—	—	(49,857,271)	—
Total distributions		(119,454,198)	(158,197,033)	(510,274,724)	(380,967,628)	(69,675,857)	(36,195,563)	(313,033,978)	(115,621,210)	(6,210,067)	(2,126,379)	(65,160,511)	(58,960,277)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	42,759,968	330,754,559	110,974,479	305,051,118	18,165,064	44,229,864	953,257,380	874,857,836	33,829,984	34,657,083	59,402,085	549,446,987
	Advisor Class	1,544,898	17,354,450	329,744	482,213	75,809	8,542,837	10,767,886	9,599,943	868,742	155,666	140,355	44,702
	Premier Class	—	—	6,539,747	15,442,602	—	—	37,123,141	46,905,333	1,631,178	229,517	1,355,967	4,251,090
	Retirement Class	—	—	9,507,002	21,168,995	6,056,964	11,757,351	176,555,698	116,347,823	87,684,676	7,263,052	53,380,115	57,591,373
	Retail Class	—	—	6,238,344	10,867,419	1,448,492	5,228,105	31,386,364	45,926,690	4,516,957	5,727,163	2,515,358	8,612,569
	Class W†	303,796,176	28,533,506	214,786,913	6,098,457	76,512,987	5,160,111	—	—	—	—	200,779,831	22,301,717
Reinvestments of distributions:	Institutional Class	5,228,638	158,188,330	260,956,850	277,648,266	3,331,075	35,590,432	214,536,651	74,948,803	2,202,929	1,016,613	10,495,964	54,668,753
	Advisor Class	276,932	1,163	396,328	251,709	57,642	2,903	734,215	65,682	17,591	1,358	1,929	14,849
	Premier Class	—	—	22,932,406	18,429,112	—	—	8,008,975	2,795,898	16,244	4,206	350,050	455,782
	Retirement Class	—	—	79,658,625	65,315,076	1,145,148	212,745	37,475,038	14,559,516	1,247,813	393,734	4,143,209	3,313,997
	Retail Class	—	—	21,451,458	16,491,957	549,467	117,148	38,675,098	18,536,352	612,120	182,624	289,422	475,536
	Class W†	113,943,468	—	122,727,726	—	64,028,043	—	—	—	—	—	49,857,271	—
Transfers in connection with new class:	Institutional Class	—	(2,539,791,361)	—	(888,760,975)	—	(658,978,120)	—	—	—	—	—	(1,155,576,457)
	Class W†	—	2,539,791,361	—	888,760,975	—	658,978,120	—	—	—	—	—	1,155,576,457
Redemptions:	Institutional Class	(40,732,046)	(324,141,827)	(441,295,146)	(620,144,971)	(12,530,393)	(128,272,578)	(540,865,430)	(272,654,814)	(32,422,102)	(22,352,858)	(89,334,943)	(286,851,940)
	Advisor Class	(7,038,752)	(10,984,293)	(2,311,732)	(320,503)	(1,593,468)	(7,781,796)	(2,943,131)	(5,758,487)	(212,050)	—	(76,815)	(736,062)
	Premier Class	—	—	(51,500,405)	(44,841,247)	(1,094,400)	—	(48,341,096)	(28,594,740)	(408,589)	(19,731)	(3,192,360)	(5,204,458)
	Retirement Class	—	—	(119,803,743)	(144,931,190)	(5,901,936)	(5,930,395)	(55,060,880)	(52,075,990)	(2,277,679)	(3,237,462)	(25,346,934)	(29,371,986)
	Retail Class	—	—	(30,294,475)	(35,523,240)	(1,897,318)	(2,801,546)	(75,375,895)	(86,221,314)	(2,735,340)	(2,119,443)	(2,274,708)	(11,494,757)
	Class W†	(395,851,721)	(12,660,086)	(288,678,045)	(10,770,429)	(118,688,831)	(5,656,581)	—	—	—	—	(336,879,603)	(19,238,320)
Net increase (decrease) from shareholder transactions		23,927,561	187,045,802	(77,383,924)	(119,284,656)	29,664,345	(39,601,400)	785,934,014	759,238,531	94,572,474	21,901,522	(74,393,807)	348,279,832
Net increase (decrease) in net assets		126,225,756	64,072,951	(408,753,886)	(446,671,309)	38,707,771	(30,870,974)	1,072,612,197	777,385,284	114,276,427	23,583,311	151,468,830	(12,731,508)
NET ASSETS
Beginning of period		2,540,326,982	2,476,254,031	3,352,608,308	3,799,279,617	646,766,731	677,637,705	3,623,392,532	2,846,007,248	112,708,727	89,125,416	1,425,962,747	1,438,694,255
End of period		$2,666,552,738	$2,540,326,982	$2,943,854,422	$3,352,608,308	$685,474,502	$646,766,731	$4,696,004,729	$3,623,392,532	$226,985,154	$112,708,727	$1,577,431,577	$1,425,962,747
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	4,150,258	32,123,257	6,804,653	15,487,704	1,546,758	3,515,575	51,619,529	44,090,868	2,690,094	2,649,588	5,372,268	46,080,052
	Advisor Class	158,622	1,664,772	19,761	24,752	6,364	691,846	570,045	474,071	68,854	11,697	13,547	3,517
	Premier Class	—	—	403,862	790,395	—	—	1,976,019	2,373,640	129,594	17,686	124,497	333,933
	Retirement Class	—	—	604,711	1,078,728	512,864	900,269	9,124,514	5,811,796	6,877,577	556,850	4,983,019	4,797,099
	Retail Class	—	—	413,741	570,660	124,234	399,289	1,894,734	2,584,581	350,043	441,230	230,049	689,706
	Class W†	31,788,749	2,912,749	13,813,101	309,384	6,884,756	419,946	—	—	—	—	18,458,439	2,155,555
Shares reinvested:	Institutional Class	558,019	15,387,970	17,408,729	14,651,624	313,071	2,951,114	12,379,495	3,946,751	187,324	81,005	1,064,499	4,462,755
	Advisor Class	29,650	113	26,457	13,290	5,412	241	42,391	3,459	1,495	108	196	1,212
	Premier Class	—	—	1,539,088	977,672	—	—	464,289	147,619	1,377	335	35,466	37,176
	Retirement Class	—	—	5,471,059	3,532,454	107,829	17,670	2,131,686	754,770	106,288	31,423	421,486	271,194
	Retail Class	—	—	1,491,757	901,200	51,788	9,738	2,511,371	1,085,904	52,095	14,575	29,353	38,851
	Class W†	12,160,455	—	8,192,772	—	6,023,334	—	—	—	—	—	5,061,652	—
Shares transferred in connection with new class:	Institutional Class	—	(238,702,196)	—	(42,605,991)	—	(47,717,460)	—	—	—	—	—	(107,295,864)
	Class W†	—	238,702,196	—	42,605,991	—	47,717,460	—	—	—	—	—	107,295,864
Shares redeemed:	Institutional Class	(4,208,795)	(31,125,531)	(26,902,097)	(30,989,790)	(1,077,423)	(9,894,818)	(28,730,971)	(13,761,244)	(2,535,325)	(1,692,575)	(8,155,135)	(23,044,450)
	Advisor Class	(705,705)	(1,107,932)	(148,281)	(16,574)	(135,786)	(652,581)	(156,987)	(282,581)	(15,980)	—	(7,012)	(56,970)
	Premier Class	—	—	(3,170,532)	(2,328,125)	(90,000)	—	(2,473,793)	(1,478,563)	(31,200)	(1,586)	(295,155)	(427,497)
	Retirement Class	—	—	(7,587,390)	(7,507,341)	(510,036)	(452,740)	(2,830,924)	(2,585,221)	(170,386)	(251,617)	(2,321,620)	(2,402,051)
	Retail Class	—	—	(1,974,059)	(1,860,185)	(164,782)	(215,257)	(4,536,349)	(4,824,988)	(214,698)	(162,596)	(210,599)	(953,276)
	Class W†	(39,428,502)	(1,239,061)	(17,566,479)	(569,948)	(10,004,840)	(448,606)	—	—	—	—	(30,702,246)	(1,917,588)
Net increase (decrease) from shareholder transactions		4,502,751	18,616,337	(1,159,147)	(4,934,100)	3,593,543	(2,758,314)	43,985,049	38,340,862	7,497,152	1,696,123	(5,897,296)	30,069,218

96	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	97

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the year ended

		International Equity Fund		International Opportunities Fund		Quant International Equity Fund		Quant International Small-Cap Equity Fund		Social Choice International Equity Fund
		October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
OPERATIONS
Net investment income (loss)		$87,804,249	$94,727,785	$30,589,518	$21,327,878	$63,718,212	$59,615,006	$30,954,618	$25,084,521	$3,943,622	$1,443,919
Net realized gain (loss) on total investments		(421,667,577)	191,819,290	17,427,186	14,006,811	(121,956,070)	92,193,671	(117,696,219)	30,792,197	(1,388,001)	(106,809)
Net change in unrealized appreciation (depreciation) on total investments		588,862,375	(944,474,829)	170,248,779	(152,260,302)	227,383,888	(322,979,794)	157,096,100	(216,675,898)	15,503,245	(5,972,547)
Net increase (decrease) in net assets from operations		254,999,047	(657,927,754)	218,265,483	(116,925,613)	169,146,030	(171,171,117)	70,354,499	(160,799,180)	18,058,866	(4,635,437)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(122,256,954)	(84,439,378)	(1,124,608)	(17,325,353)	(8,557,494)	(58,361,241)	(2,463,636)	(58,017,529)	(1,133,404)	(819,355)
	Advisor Class	(311,391)	(5,720,305)	(2,116)	(1,795)	(17,842)	(6,281)	(4,731)	(77,533)	(15,730)	(11,079)
	Premier Class	(10,286,139)	(5,251,542)	(17,333)	(6,481)	—	—	(3,389)	(76,578)	(5,964)	(26,354)
	Retirement Class	(30,911,753)	(13,798,341)	(1,530,296)	(476,939)	—	—	(187,207)	(508,166)	(199,080)	(157,642)
	Retail Class	(25,657,844)	(10,930,859)	(33,693)	(27,813)	—	—	(45,404)	(118,651)	(89,101)	(80,624)
	Class W†	(94,058,477)	—	(19,434,274)	—	(126,163,836)	—	(50,498,430)	—	—	—
Total distributions		(283,482,558)	(120,140,425)	(22,142,320)	(17,838,381)	(134,739,172)	(58,367,522)	(53,202,797)	(58,798,457)	(1,443,279)	(1,095,054)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,036,717,475	758,629,276	32,720,733	234,393,710	54,968,776	275,988,844	15,497,299	186,904,063	155,897,436	43,138,040
	Advisor Class	2,190,242	29,263,633	4,061,092	45,700	63,480	73,160	—	1,768	756,966	172,285
	Premier Class	34,758,979	31,509,144	57,511	1,445,882	—	—	—	—	1,580,164	32,118
	Retirement Class	20,728,288	47,332,681	46,416,591	114,488,823	—	—	1,230,877	3,118,850	48,331,175	6,016,146
	Retail Class	6,236,072	16,388,360	841,806	4,188,099	—	—	180,917	936,606	2,189,632	3,140,919
	Class W†	269,548,697	45,980,882	199,502,221	57,375,849	277,947,662	36,150,364	117,099,485	17,896,022	—	—
Reinvestments of distributions:	Institutional Class	113,381,804	83,701,570	1,124,608	17,325,353	8,557,494	58,361,240	2,463,058	58,016,744	445,308	251,119
	Advisor Class	302,526	5,694,901	707	253	9,877	2,637	485	496	13,188	8,565
	Premier Class	10,285,827	5,251,411	13,983	2,900	—	—	—	—	2,692	2,687
	Retirement Class	30,910,895	13,797,216	1,530,166	476,794	—	—	187,120	431,512	198,886	136,174
	Retail Class	24,469,384	10,369,781	33,319	27,458	—	—	45,068	44,191	86,402	57,708
	Class W†	94,058,477	—	19,434,274	—	126,163,836	—	50,498,430	—	—	—
Transfers in connection with new class:	Institutional Class	—	(1,467,230,145)	—	(1,436,476,554)	—	(1,795,142,680)	—	(930,612,829)	—	—
	Class W†	—	1,467,230,145	—	1,436,476,554	—	1,795,142,680	—	930,612,829	—	—
Redemptions:	Institutional Class	(558,818,918)	(639,435,658)	(14,787,381)	(185,407,477)	(54,817,177)	(228,625,094)	(6,707,743)	(83,201,490)	(22,844,558)	(28,705,914)
	Advisor Class	(190,300,838)	(52,765,526)	(89,912)	(73)	(91,115)	(18,057)	—	(1,152,000)	(271,594)	(83,082)
	Premier Class	(72,945,589)	(70,299,219)	(468,011)	(200,211)	—	—	—	(1,151,000)	(242,304)	(1,031,762)
	Retirement Class	(109,277,149)	(117,015,966)	(19,138,080)	(3,344,282)	—	—	(1,940,473)	(6,796,668)	(1,184,704)	(3,761,174)
	Retail Class	(42,497,206)	(41,117,617)	(1,535,306)	(2,760,194)	—	—	(354,641)	(2,037,923)	(901,070)	(2,197,012)
	Class W†	(261,389,012)	(6,352,180)	(227,016,752)	(378,093)	(299,005,770)	(1,617,705)	(109,653,130)	(1,638,888)	—	—
Net increase (decrease) from shareholder transactions		408,359,954	120,932,689	42,701,569	237,680,491	113,797,063	140,315,389	68,546,752	171,372,283	184,057,619	17,176,817
Net increase (decrease) in net assets		379,876,443	(657,135,490)	238,824,732	102,916,497	148,203,921	(89,223,250)	85,698,454	(48,225,354)	200,673,206	11,446,326
NET ASSETS
Beginning of period		4,431,189,160	5,088,324,650	1,551,624,918	1,448,708,421	1,799,085,940	1,888,309,190	900,604,040	948,829,394	61,117,583	49,671,257
End of period		$4,811,065,603	$4,431,189,160	$1,790,449,650	$1,551,624,918	$1,947,289,861	$1,799,085,940	$986,302,494	$900,604,040	$261,790,789	$61,117,583
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	98,020,993	58,459,593	2,592,601	17,457,188	7,728,212	33,925,198	1,571,494	15,423,365	14,893,221	3,943,215
	Advisor Class	195,004	2,309,860	304,445	3,327	8,590	8,995	—	151	71,641	15,614
	Premier Class	3,317,802	2,404,746	4,554	105,958	—	—	—	—	152,563	2,888
	Retirement Class	1,902,436	3,418,961	3,839,383	8,585,958	—	—	124,466	250,263	4,562,674	540,923
	Retail Class	945,677	1,863,199	66,759	306,118	—	—	18,195	75,510	212,570	281,274
	Class W†	25,921,622	3,920,422	16,152,802	4,740,073	39,119,503	4,726,697	11,772,908	1,723,859	—	—
Shares reinvested:	Institutional Class	11,557,778	6,399,203	99,523	1,336,833	1,316,537	7,187,345	264,845	4,806,690	46,194	22,829
	Advisor Class	30,162	435,390	63	20	1,520	325	52	41	1,368	778
	Premier Class	1,049,574	402,099	1,235	223	—	—	—	—	278	244
	Retirement Class	3,030,480	1,017,494	135,773	36,875	—	—	20,099	35,781	20,653	12,391
	Retail Class	3,915,101	1,198,819	2,946	2,120	—	—	4,825	3,664	8,972	5,251
	Class W†	9,597,804	—	1,721,371	—	19,409,821	—	5,429,939	—	—	—
Shares transferred in connection with new class:	Institutional Class	—	(119,093,356)	—	(106,248,266)	—	(223,276,453)	—	(81,848,094)	—	—
	Class W†	—	119,093,356	—	106,248,266	—	223,276,453	—	81,848,094	—	—
Shares redeemed:	Institutional Class	(53,201,485)	(48,590,619)	(1,168,618)	(13,604,239)	(7,747,086)	(27,756,036)	(678,604)	(6,709,972)	(2,274,126)	(2,582,808)
	Advisor Class	(17,351,086)	(4,024,081)	(6,896)	(6)	(13,154)	(2,246)	—	(92,679)	(24,919)	(7,603)
	Premier Class	(6,993,551)	(5,435,494)	(38,128)	(14,743)	—	—	—	(92,673)	(23,216)	(95,253)
	Retirement Class	(10,089,508)	(8,703,724)	(1,474,635)	(251,891)	—	—	(197,236)	(553,717)	(116,755)	(343,247)
	Retail Class	(6,412,661)	(4,802,177)	(123,754)	(206,215)	—	—	(35,806)	(165,478)	(89,163)	(201,573)
	Class W†	(24,556,596)	(570,754)	(17,983,414)	(28,398)	(43,180,522)	(218,751)	(11,112,553)	(159,584)	—	—
Net increase (decrease) from shareholder transactions		40,879,546	9,702,937	4,126,010	18,469,201	16,643,421	17,871,527	7,182,624	14,545,221	17,441,955	1,594,923
†	Class W commenced operations on September 28, 2018.

98	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	99

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

GROWTH & INCOME FUND
Institutional Class:	10/31/19		$14.44	$ 0.21		$ 1.20	$ 1.41	$(0.18)	$(1.04)	$(1.22)	$14.63
	10/31/18		14.34	0.17		0.62	0.79	(0.15)	(0.54)	(0.69)	14.44
	10/31/17		11.76	0.15		2.80	2.95	(0.16)	(0.21)	(0.37)	14.34
	10/31/16		12.50	0.16		0.08	0.24	(0.16)	(0.82)	(0.98)	11.76
	10/31/15		12.96	0.13		0.65	0.78	(0.14)	(1.10)	(1.24)	12.50
Advisor Class:	10/31/19		14.45	0.20		1.19	1.39	(0.16)	(1.04)	(1.20)	14.64
	10/31/18		14.34	0.15		0.64	0.79	(0.14)	(0.54)	(0.68)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.15)	(0.21)	(0.36)	14.34
	10/31/16	‡	12.71	0.14		(0.11)	0.03	(0.15)	(0.82)	(0.97)	11.77
Premier Class:	10/31/19		14.45	0.19		1.20	1.39	(0.15)	(1.04)	(1.19)	14.65
	10/31/18		14.35	0.14		0.63	0.77	(0.13)	(0.54)	(0.67)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.14)	(0.21)	(0.35)	14.35
	10/31/16		12.51	0.14		0.09	0.23	(0.15)	(0.82)	(0.97)	11.77
	10/31/15		12.96	0.12		0.65	0.77	(0.12)	(1.10)	(1.22)	12.51
Retirement Class:	10/31/19		14.69	0.18		1.22	1.40	(0.14)	(1.04)	(1.18)	14.91
	10/31/18		14.57	0.13		0.64	0.77	(0.11)	(0.54)	(0.65)	14.69
	10/31/17		11.95	0.12		2.84	2.96	(0.13)	(0.21)	(0.34)	14.57
	10/31/16		12.68	0.13		0.09	0.22	(0.13)	(0.82)	(0.95)	11.95
	10/31/15		13.13	0.11		0.65	0.76	(0.11)	(1.10)	(1.21)	12.68
Retail Class:	10/31/19		19.30	0.23		1.65	1.88	(0.12)	(1.04)	(1.16)	20.02
	10/31/18		18.94	0.16		0.83	0.99	(0.09)	(0.54)	(0.63)	19.30
	10/31/17		15.43	0.15		3.68	3.83	(0.11)	(0.21)	(0.32)	18.94
	10/31/16		16.08	0.16		0.13	0.29	(0.12)	(0.82)	(0.94)	15.43
	10/31/15		16.31	0.12		0.84	0.96	(0.09)	(1.10)	(1.19)	16.08
Class W:	10/31/19		14.45	0.27		1.19	1.46	(0.23)	(1.04)	(1.27)	14.64
	10/31/18	†	15.93	0.01		(1.49)	(1.48)	—	—	—	14.45

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/19		21.42	0.11		2.37	2.48	(0.12)	(2.35)	(2.47)	21.43
	10/31/18		20.08	0.12		2.08	2.20	(0.10)	(0.76)	(0.86)	21.42
	10/31/17		15.70	0.11		4.55	4.66	(0.09)	(0.19)	(0.28)	20.08
	10/31/16		16.37	0.08		(0.15)	(0.07)	(0.06)	(0.54)	(0.60)	15.70
	10/31/15		16.61	0.05		1.59	1.64	(0.05)	(1.83)	(1.88)	16.37
Advisor Class:	10/31/19		21.40	0.10		2.37	2.47	(0.11)	(2.35)	(2.46)	21.41
	10/31/18		20.06	0.06		2.11	2.17	(0.07)	(0.76)	(0.83)	21.40
	10/31/17		15.70	0.06		4.58	4.64	(0.09)	(0.19)	(0.28)	20.06
	10/31/16	‡	16.72	0.06		(0.48)	(0.42)	(0.06)	(0.54)	(0.60)	15.70
Premier Class:	10/31/19		21.37	0.08		2.37	2.45	(0.07)	(2.35)	(2.42)	21.40
	10/31/18		20.04	0.08		2.08	2.16	(0.07)	(0.76)	(0.83)	21.37
	10/31/17		15.67	0.08		4.55	4.63	(0.07)	(0.19)	(0.26)	20.04
	10/31/16		16.35	0.06		(0.16)	(0.10)	(0.04)	(0.54)	(0.58)	15.67
	10/31/15		16.58	0.02		1.61	1.63	(0.03)	(1.83)	(1.86)	16.35
Retirement Class:	10/31/19		21.27	0.06		2.36	2.42	(0.07)	(2.35)	(2.42)	21.27
	10/31/18		19.94	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.27
	10/31/17		15.58	0.06		4.53	4.59	(0.04)	(0.19)	(0.23)	19.94
	10/31/16		16.28	0.03		(0.15)	(0.12)	(0.04)	(0.54)	(0.58)	15.58
	10/31/15		16.52	0.01		1.58	1.59	—	(1.83)	(1.83)	16.28
Retail Class:	10/31/19		21.33	0.05		2.36	2.41	(0.05)	(2.35)	(2.40)	21.34
	10/31/18		20.00	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.33
	10/31/17		15.63	0.05		4.55	4.60	(0.04)	(0.19)	(0.23)	20.00
	10/31/16		16.31	0.03		(0.16)	(0.13)	(0.01)	(0.54)	(0.55)	15.63
	10/31/15		16.55	0.00	[d]	1.59	1.59	—	(1.83)	(1.83)	16.31
Class W:	10/31/19		21.43	0.19		2.37	2.56	(0.14)	(2.35)	(2.49)	21.50
	10/31/18	†	23.77	0.01		(2.35)	(2.34)	—	—	—	21.43

100	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

GROWTH & INCOME FUND
Institutional Class:	10/31/19		10.94%	10.93%	$1,409,853		0.41%		0.40%		1.51%		1.50%		68%
	10/31/18		5.61	5.60	1,688,858		0.40		0.40		1.11		1.11		59
	10/31/17		25.52	25.51	4,794,249		0.41		0.41		1.16		1.16		76
	10/31/16		2.32	2.28	3,686,969		0.42		0.42		1.36		1.31		83
	10/31/15		6.74	6.74	3,078,681		0.43		0.43		1.08		1.08		90
Advisor Class:	10/31/19		10.83	10.82	2,075		0.51		0.50		1.44		1.43		68
	10/31/18		5.56	5.55	437		0.50		0.50		0.98		0.97		59
	10/31/17		25.32	25.31	422		0.54		0.54		1.00		0.99		76
	10/31/16	‡	0.63 [b]	0.59 [b]	102		0.43	[c]	0.43	[c]	1.31	[c]	1.26	[c]	83
Premier Class:	10/31/19		10.74	10.73	44,314		0.56		0.55		1.34		1.33		68
	10/31/18		5.52	5.51	132,573		0.55		0.55		0.94		0.93		59
	10/31/17		25.31	25.30	147,754		0.56		0.56		1.03		1.02		76
	10/31/16		2.16	2.12	139,939		0.57		0.57		1.22		1.18		83
	10/31/15		6.65	6.65	166,799		0.58		0.58		0.94		0.94		90
Retirement Class:	10/31/19		10.67	10.66	497,202		0.66		0.65		1.27		1.26		68
	10/31/18		5.39	5.38	553,819		0.65		0.65		0.83		0.83		59
	10/31/17		25.14	25.13	609,643		0.66		0.66		0.92		0.91		76
	10/31/16		2.11	2.07	538,718		0.67		0.67		1.12		1.08		83
	10/31/15		6.45	6.45	623,557		0.68		0.68		0.84		0.84		90
Retail Class:	10/31/19		10.60	10.59	1,199,088		0.70		0.69		1.23		1.23		68
	10/31/18		5.32	5.31	1,162,488		0.69		0.69		0.79		0.79		59
	10/31/17		25.11	25.10	1,164,448		0.70		0.70		0.87		0.86		76
	10/31/16		2.05	2.01	969,135		0.72		0.72		1.06		1.02		83
	10/31/15		6.43	6.43	997,931		0.73		0.73		0.78		0.78		90
Class W:	10/31/19		11.39	11.38	3,363,807		0.41		0.00		1.93		1.92		68
	10/31/18	†	(9.29)[b]	(9.29)[b]	3,027,314		0.41	[c]	0.00	[c]	0.95	[c]	0.95	[c]	59

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/19		13.60	13.59	1,333,235		0.42		0.41		0.54		0.53		97
	10/31/18		11.30	11.29	1,122,258		0.41		0.41		0.55		0.55		90
	10/31/17		30.19	30.18	3,589,896		0.43		0.43		0.60		0.60		94
	10/31/16		(0.37)	(0.40)	2,709,979		0.43		0.43		0.51		0.49		86
	10/31/15		11.14	11.14	2,518,469		0.44		0.44		0.32		0.32		80
Advisor Class:	10/31/19		13.55	13.54	2,995		0.50		0.50		0.48		0.47		97
	10/31/18		11.19	11.18	7,303		0.52		0.52		0.26		0.26		90
	10/31/17		30.02	30.01	2,129		0.65		0.58		0.37		0.36		94
	10/31/16	‡	(2.47)[b]	(2.50)[b]	122		0.46	[c]	0.46	[c]	0.45	[c]	0.42	[c]	86
Premier Class:	10/31/19		13.45	13.44	19,839		0.57		0.56		0.39		0.38		97
	10/31/18		11.11	11.10	19,249		0.57		0.57		0.38		0.38		90
	10/31/17		30.00	29.99	44,550		0.58		0.58		0.47		0.46		94
	10/31/16		(0.55)	(0.58)	43,732		0.58		0.58		0.36		0.34		86
	10/31/15		11.06	11.06	37,977		0.59		0.59		0.14		0.14		80
Retirement Class:	10/31/19		13.35	13.34	309,694		0.66		0.66		0.30		0.29		97
	10/31/18		11.03	11.02	343,094		0.67		0.67		0.25		0.25		90
	10/31/17		29.83	29.82	229,758		0.72		0.72		0.34		0.33		94
	10/31/16		(0.71)	(0.74)	249,606		0.78		0.77		0.17		0.14		86
	10/31/15		10.83	10.83	145,672		0.70		0.70		0.07		0.07		80
Retail Class:	10/31/19		13.25	13.24	991,814		0.71		0.71		0.24		0.24		97
	10/31/18		10.97	10.96	986,875		0.72		0.72		0.22		0.21		90
	10/31/17		29.84	29.83	943,267		0.75		0.75		0.26		0.26		94
	10/31/16		(0.76)	(0.78)	629,391		0.76		0.76		0.19		0.16		86
	10/31/15		10.81	10.81	653,677		0.78		0.78		(0.01)		(0.01)		80
Class W:	10/31/19		14.11	14.10	3,050,002		0.41		0.00		0.95		0.94		97
	10/31/18	†	(9.84)[b]	(9.84)[b]	2,671,086		0.42	[c]	0.00	[c]	0.42	[c]	0.41	[c]	90

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	101

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

LARGE-CAP VALUE FUND
Institutional Class:	10/31/19		$17.98	$ 0.34		$ 1.23	$ 1.57	$(0.34)	$(1.53)	$(1.87)	$17.68
	10/31/18		19.56	0.33		(0.64)	(0.31)	(0.28)	(0.99)	(1.27)	17.98
	10/31/17		17.31	0.30		2.73	3.03	(0.33)	(0.45)	(0.78)	19.56
	10/31/16		17.59	0.31		0.62	0.93	(0.24)	(0.97)	(1.21)	17.31
	10/31/15		18.64	0.24		(0.11)	0.13	(0.33)	(0.85)	(1.18)	17.59
Advisor Class:	10/31/19		17.97	0.33		1.23	1.56	(0.33)	(1.53)	(1.86)	17.67
	10/31/18		19.54	0.32		(0.63)	(0.31)	(0.27)	(0.99)	(1.26)	17.97
	10/31/17		17.31	0.28		2.72	3.00	(0.32)	(0.45)	(0.77)	19.54
	10/31/16	‡	17.69	0.26		0.57	0.83	(0.24)	(0.97)	(1.21)	17.31
Premier Class:	10/31/19		17.92	0.32		1.22	1.54	(0.30)	(1.53)	(1.83)	17.63
	10/31/18		19.50	0.30		(0.64)	(0.34)	(0.25)	(0.99)	(1.24)	17.92
	10/31/17		17.26	0.27		2.72	2.99	(0.30)	(0.45)	(0.75)	19.50
	10/31/16		17.53	0.28		0.64	0.92	(0.22)	(0.97)	(1.19)	17.26
	10/31/15		18.59	0.22		(0.13)	0.09	(0.30)	(0.85)	(1.15)	17.53
Retirement Class:	10/31/19		17.88	0.30		1.23	1.53	(0.28)	(1.53)	(1.81)	17.60
	10/31/18		19.46	0.28		(0.64)	(0.36)	(0.23)	(0.99)	(1.22)	17.88
	10/31/17		17.23	0.25		2.71	2.96	(0.28)	(0.45)	(0.73)	19.46
	10/31/16		17.50	0.26		0.64	0.90	(0.20)	(0.97)	(1.17)	17.23
	10/31/15		18.55	0.20		(0.12)	0.08	(0.28)	(0.85)	(1.13)	17.50
Retail Class:	10/31/19		17.22	0.28		1.17	1.45	(0.30)	(1.53)	(1.83)	16.84
	10/31/18		18.78	0.26		(0.61)	(0.35)	(0.22)	(0.99)	(1.21)	17.22
	10/31/17		16.66	0.23		2.61	2.84	(0.27)	(0.45)	(0.72)	18.78
	10/31/16		16.96	0.25		0.61	0.86	(0.19)	(0.97)	(1.16)	16.66
	10/31/15		18.01	0.18		(0.11)	0.07	(0.27)	(0.85)	(1.12)	16.96
Class W:	10/31/19		17.98	0.40		1.25	1.65	(0.36)	(1.53)	(1.89)	17.74
	10/31/18	†	19.54	0.02		(1.58)	(1.56)	—	—	—	17.98

MID-CAP GROWTH FUND
Institutional Class:	10/31/19		22.29	0.04		2.90	2.94	(0.08)	(2.94)	(3.02)	22.21
	10/31/18		24.00	0.09		0.46	0.55	(0.13)	(2.13)	(2.26)	22.29
	10/31/17		19.07	0.14		4.89	5.03	(0.10)	—	(0.10)	24.00
	10/31/16		21.47	0.08		(0.77)	(0.69)	(0.04)	(1.67)	(1.71)	19.07
	10/31/15		24.31	0.05		0.67	0.72	(0.11)	(3.45)	(3.56)	21.47
Advisor Class:	10/31/19		22.28	0.03		2.90	2.93	(0.07)	(2.94)	(3.01)	22.20
	10/31/18		23.99	0.08		0.45	0.53	(0.11)	(2.13)	(2.24)	22.28
	10/31/17		19.07	0.12		4.90	5.02	(0.10)	—	(0.10)	23.99
	10/31/16	‡	21.70	0.07		(0.99)	(0.92)	(0.04)	(1.67)	(1.71)	19.07
Premier Class:	10/31/19		22.14	0.01		2.89	2.90	(0.05)	(2.94)	(2.99)	22.05
	10/31/18		23.85	0.05		0.46	0.51	(0.09)	(2.13)	(2.22)	22.14
	10/31/17		18.95	0.11		4.86	4.97	(0.07)	—	(0.07)	23.85
	10/31/16		21.34	0.05		(0.76)	(0.71)	(0.01)	(1.67)	(1.68)	18.95
	10/31/15		24.18	0.01		0.67	0.68	(0.07)	(3.45)	(3.52)	21.34
Retirement Class:	10/31/19		21.63	(0.01)		2.81	2.80	(0.02)	(2.94)	(2.96)	21.47
	10/31/18		23.35	0.03		0.45	0.48	(0.07)	(2.13)	(2.20)	21.63
	10/31/17		18.55	0.08		4.77	4.85	(0.05)	—	(0.05)	23.35
	10/31/16		20.94	0.03		(0.75)	(0.72)	—	(1.67)	(1.67)	18.55
	10/31/15		23.79	(0.01)		0.66	0.65	(0.05)	(3.45)	(3.50)	20.94
Retail Class:	10/31/19		21.60	(0.02)		2.81	2.79	(0.01)	(2.94)	(2.95)	21.44
	10/31/18		23.32	0.01		0.46	0.47	(0.06)	(2.13)	(2.19)	21.60
	10/31/17		18.53	0.06		4.77	4.83	(0.04)	—	(0.04)	23.32
	10/31/16		20.93	0.02		(0.75)	(0.73)	—	(1.67)	(1.67)	18.53
	10/31/15		23.78	(0.02)		0.65	0.63	(0.03)	(3.45)	(3.48)	20.93

102	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total								Net investment
	For the			return								income (loss)
	period			excluding	Net assets at						Net	excluding	Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment	payment from	turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss )	affiliates [u]	rate

LARGE-CAP VALUE FUND
Institutional Class:	10/31/19		10.23%	10.22%	$1,922,604		0.41%		0.39%		2.06%	2.05%	79%
	10/31/18		(1.84)	(1.85)	2,427,959		0.40		0.39		1.73	1.73	53
	10/31/17		17.77	17.76	5,558,748		0.40		0.40		1.59	1.58	53
	10/31/16		6.02	5.97	4,399,435		0.41		0.39		1.86	1.81	62
	10/31/15		0.83	0.83	4,091,753		0.42		0.41		1.35	1.35	61
Advisor Class:	10/31/19		10.17	10.16	181		0.45		0.43		2.00	1.99	79
	10/31/18		(1.85)	(1.86)	171		0.46		0.45		1.66	1.65	53
	10/31/17		17.64	17.63	182		0.47		0.47		1.51	1.50	53
	10/31/16	‡	5.41 [b]	5.36 [b]	110		0.43	[c]	0.41	[c]	1.79 [c]	1.74 [c]	62
Premier Class:	10/31/19		10.10	10.09	130,723		0.56		0.54		1.92	1.91	79
	10/31/18		(2.01)	(2.02)	209,131		0.55		0.55		1.56	1.56	53
	10/31/17		17.59	17.58	291,951		0.55		0.55		1.46	1.45	53
	10/31/16		5.93	5.89	284,476		0.56		0.54		1.72	1.68	62
	10/31/15		0.62	0.62	359,857		0.57		0.56		1.20	1.20	61
Retirement Class:	10/31/19		10.03	10.02	579,719		0.66		0.64		1.82	1.81	79
	10/31/18		(2.11)	(2.12)	750,194		0.65		0.65		1.46	1.46	53
	10/31/17		17.46	17.45	1,007,357		0.65		0.65		1.35	1.34	53
	10/31/16		5.80	5.75	920,779		0.66		0.64		1.61	1.57	62
	10/31/15		0.53	0.53	970,460		0.67		0.66		1.11	1.11	61
Retail Class:	10/31/19		9.92	9.91	132,317		0.72		0.70		1.75	1.74	79
	10/31/18		(2.13)	(2.14)	130,587		0.71		0.70		1.41	1.40	53
	10/31/17		17.35	17.34	147,343		0.72		0.71		1.29	1.28	53
	10/31/16		5.74	5.69	132,362		0.73		0.70		1.55	1.50	62
	10/31/15		0.51	0.51	133,294		0.74		0.72		1.04	1.04	61
Class W:	10/31/19		10.66	10.65	2,900,604		0.41		0.00		2.43	2.43	79
	10/31/18	†	(7.93)[b]	(7.93)[b]	2,706,272		0.41	[c]	0.00	[c]	1.56 [c]	1.56 [c]	53

MID-CAP GROWTH FUND
Institutional Class:	10/31/19		15.93	15.92	761,182		0.48		0.48		0.20	0.19	81
	10/31/18		2.29	2.28	759,278		0.47		0.47		0.37	0.37	70
	10/31/17		26.48	26.47	912,465		0.47		0.47		0.63	0.62	71
	10/31/16		(3.22)	(3.24)	787,520		0.47		0.47		0.41	0.39	69
	10/31/15		3.61	3.61	948,072		0.47		0.47		0.20	0.20	104
Advisor Class:	10/31/19		15.87	15.86	214		0.54		0.54		0.14	0.13	81
	10/31/18		2.22	2.21	160		0.52		0.52		0.32	0.31	70
	10/31/17		26.41	26.40	160		0.54		0.54		0.55	0.54	71
	10/31/16	‡	(4.26)[b]	(4.28)[b]	98		0.49	[c]	0.49	[c]	0.39 [c]	0.36 [c]	69
Premier Class:	10/31/19		15.70	15.69	52,210		0.63		0.63		0.06	0.05	81
	10/31/18		2.13	2.12	71,504		0.62		0.62		0.22	0.22	70
	10/31/17		26.30	26.29	94,517		0.62		0.62		0.50	0.49	71
	10/31/16		(3.35)	(3.37)	107,194		0.62		0.62		0.27	0.25	69
	10/31/15		3.44	3.44	136,135		0.62		0.62		0.05	0.05	104
Retirement Class:	10/31/19		15.61	15.60	350,839		0.73		0.73		(0.05)	(0.06)	81
	10/31/18		2.04	2.03	352,638		0.72		0.72		0.12	0.11	70
	10/31/17		26.20	26.19	401,947		0.72		0.72		0.39	0.38	71
	10/31/16		(3.48)	(3.50)	367,160		0.72		0.72		0.16	0.14	69
	10/31/15		3.32	3.32	470,864		0.72		0.72		(0.04)	(0.04)	104
Retail Class:	10/31/19		15.56	15.55	198,852		0.78		0.78		(0.10)	(0.11)	81
	10/31/18		1.99	1.98	179,846		0.77		0.77		0.06	0.05	70
	10/31/17		26.10	26.09	181,568		0.80		0.80		0.30	0.29	71
	10/31/16		(3.54)	(3.56)	154,928		0.78		0.78		0.10	0.08	69
	10/31/15		3.27	3.27	180,387		0.78		0.78		(0.11)	(0.11)	104

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	103

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

MID-CAP VALUE FUND
Institutional Class:	10/31/19		$22.30	$ 0.43		$ 0.87	$ 1.30	$(0.41)	$(2.79)	$(3.20)	$20.40
	10/31/18		24.81	0.39		(0.83)	(0.44)	(0.40)	(1.67)	(2.07)	22.30
	10/31/17		22.16	0.37		3.34	3.71	(0.41)	(0.65)	(1.06)	24.81
	10/31/16		23.57	0.37		0.61	0.98	(0.33)	(2.06)	(2.39)	22.16
	10/31/15		24.98	0.33		(0.27)	0.06	(0.35)	(1.12)	(1.47)	23.57
Advisor Class:	10/31/19		22.28	0.43		0.84	1.27	(0.39)	(2.79)	(3.18)	20.37
	10/31/18		24.77	0.36		(0.81)	(0.45)	(0.37)	(1.67)	(2.04)	22.28
	10/31/17		22.15	0.32		3.35	3.67	(0.40)	(0.65)	(1.05)	24.77
	10/31/16	‡	23.48	0.31		0.75	1.06	(0.33)	(2.06)	(2.39)	22.15
Premier Class:	10/31/19		22.24	0.39		0.86	1.25	(0.36)	(2.79)	(3.15)	20.34
	10/31/18		24.73	0.35		(0.81)	(0.46)	(0.36)	(1.67)	(2.03)	22.24
	10/31/17		22.10	0.34		3.31	3.65	(0.37)	(0.65)	(1.02)	24.73
	10/31/16		23.51	0.34		0.61	0.95	(0.30)	(2.06)	(2.36)	22.10
	10/31/15		24.91	0.29		(0.26)	0.03	(0.31)	(1.12)	(1.43)	23.51
Retirement Class:	10/31/19		22.14	0.38		0.85	1.23	(0.34)	(2.79)	(3.13)	20.24
	10/31/18		24.63	0.32		(0.81)	(0.49)	(0.33)	(1.67)	(2.00)	22.14
	10/31/17		22.01	0.31		3.31	3.62	(0.35)	(0.65)	(1.00)	24.63
	10/31/16		23.41	0.32		0.61	0.93	(0.27)	(2.06)	(2.33)	22.01
	10/31/15		24.81	0.27		(0.28)	(0.01)	(0.27)	(1.12)	(1.39)	23.41
Retail Class:	10/31/19		21.70	0.36		0.83	1.19	(0.34)	(2.79)	(3.13)	19.76
	10/31/18		24.19	0.31		(0.81)	(0.50)	(0.32)	(1.67)	(1.99)	21.70
	10/31/17		21.63	0.29		3.26	3.55	(0.34)	(0.65)	(0.99)	24.19
	10/31/16		23.05	0.30		0.60	0.90	(0.26)	(2.06)	(2.32)	21.63
	10/31/15		24.46	0.25		(0.26)	(0.01)	(0.28)	(1.12)	(1.40)	23.05

QUANT LARGE-CAP GROWTH FUND
Institutional Class:	10/31/19		14.26	0.16		1.54	1.70	(0.17)	(1.02)	(1.19)	14.77
	10/31/18		13.90	0.16		1.10	1.26	(0.16)	(0.74)	(0.90)	14.26
	10/31/17		11.14	0.16		3.07	3.23	(0.18)	(0.29)	(0.47)	13.90
	10/31/16		12.12	0.16		0.10	0.26	(0.13)	(1.11)	(1.24)	11.14
	10/31/15		12.19	0.12		0.98	1.10	(0.14)	(1.03)	(1.17)	12.12
Advisor Class:	10/31/19		14.26	0.15		1.54	1.69	(0.14)	(1.02)	(1.16)	14.79
	10/31/18		13.89	0.15		1.11	1.26	(0.15)	(0.74)	(0.89)	14.26
	10/31/17		11.14	0.14		3.08	3.22	(0.18)	(0.29)	(0.47)	13.89
	10/31/16	‡	12.28	0.14		(0.04)	0.10	(0.13)	(1.11)	(1.24)	11.14
Class W:	10/31/19		14.26	0.20		1.55	1.75	(0.18)	(1.02)	(1.20)	14.81
	10/31/18	†	15.65	0.01		(1.40)	(1.39)	—	—	—	14.26

QUANT LARGE-CAP VALUE FUND
Institutional Class:	10/31/19		10.04	0.25		0.51	0.76	(0.23)	(0.24)	(0.47)	10.33
	10/31/18		10.57	0.24		(0.08)	0.16	(0.21)	(0.48)	(0.69)	10.04
	10/31/17		9.61	0.20		1.48	1.68	(0.22)	(0.50)	(0.72)	10.57
	10/31/16		10.12	0.21		0.14	0.35	(0.23)	(0.63)	(0.86)	9.61
	10/31/15		11.18	0.23		(0.11)	0.12	(0.18)	(1.00)	(1.18)	10.12
Advisor Class:	10/31/19		10.02	0.23		0.52	0.75	(0.23)	(0.24)	(0.47)	10.30
	10/31/18		10.56	0.19		(0.05)	0.14	(0.20)	(0.48)	(0.68)	10.02
	10/31/17		9.61	0.20		1.47	1.67	(0.22)	(0.50)	(0.72)	10.56
	10/31/16	‡	10.18	0.20		0.09	0.29	(0.23)	(0.63)	(0.86)	9.61
Class W:	10/31/19		10.05	0.28		0.51	0.79	(0.24)	(0.24)	(0.48)	10.36
	10/31/18	†	10.64	0.01		(0.60)	(0.59)	—	—	—	10.05

104	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

MID-CAP VALUE FUND
Institutional Class:	10/31/19		7.32%	7.31%	$1,881,808		0.44%		0.40%		2.17%		2.16%		81%
	10/31/18		(2.12)	(2.13)	2,312,195		0.42		0.39		1.62		1.62		25
	10/31/17		17.03	17.03	2,926,270		0.41		0.39		1.57		1.56		26
	10/31/16		5.21	5.17	3,225,705		0.41		0.37		1.74		1.70		43
	10/31/15		0.27	0.27	3,357,973		0.42		0.39		1.34		1.34		39
Advisor Class:	10/31/19		7.18	7.17	879		0.54		0.49		2.22		2.21		81
	10/31/18		(2.17)	(2.18)	372		0.51		0.48		1.53		1.52		25
	10/31/17		16.87	16.87	330		0.56		0.53		1.35		1.35		26
	10/31/16	‡	5.56 [b]	5.52 [b]	141		0.43	[c]	0.40	[c]	1.63	[c]	1.58	[c]	43
Premier Class:	10/31/19		7.11	7.10	124,254		0.59		0.55		1.98		1.97		81
	10/31/18		(2.21)	(2.22)	207,370		0.57		0.54		1.46		1.45		25
	10/31/17		16.81	16.81	320,095		0.56		0.54		1.42		1.41		26
	10/31/16		5.09	5.05	368,739		0.56		0.52		1.61		1.57		43
	10/31/15		0.10	0.10	394,843		0.57		0.54		1.20		1.20		39
Retirement Class:	10/31/19		7.01	7.00	590,795		0.69		0.65		1.92		1.91		81
	10/31/18		(2.33)	(2.34)	716,431		0.67		0.64		1.37		1.36		25
	10/31/17		16.73	16.73	978,517		0.66		0.64		1.30		1.30		26
	10/31/16		4.97	4.93	1,031,502		0.66		0.62		1.49		1.46		43
	10/31/15		0.00	0.00	1,096,242		0.67		0.64		1.10		1.10		39
Retail Class:	10/31/19		6.96	6.95	230,989		0.74		0.70		1.89		1.88		81
	10/31/18		(2.40)	(2.41)	243,079		0.72		0.69		1.32		1.31		25
	10/31/17		16.70	16.70	286,550		0.71		0.68		1.25		1.25		26
	10/31/16		4.90	4.86	276,022		0.71		0.67		1.45		1.41		43
	10/31/15		(0.02)	(0.02)	296,484		0.71		0.69		1.05		1.05		39

QUANT LARGE-CAP GROWTH FUND
Institutional Class:	10/31/19		13.40	13.40	203,411		0.32		0.32		1.14		1.14		116
	10/31/18		9.45	9.45	166,416		0.32		0.30		1.12		1.12		84
	10/31/17		29.96	29.96	2,578,820		0.33		0.33		1.27		1.27		91
	10/31/16		2.68	2.68	2,047,308		0.34		0.34		1.44		1.44		121
	10/31/15		10.08	10.08	2,008,644		0.34		0.34		1.06		1.06		112
Advisor Class:	10/31/19		13.35	13.35	1,408		0.41		0.41		1.10		1.10		116
	10/31/18		9.47	9.47	1,551		0.43		0.41		1.04		1.04		84
	10/31/17		29.86	29.86	891		0.43		0.42		1.10		1.10		91
	10/31/16	‡	1.32 [b]	1.32 [b]	103		0.36	[c]	0.36	[c]	1.38	[c]	1.38	[c]	121
Class W:	10/31/19		13.81	13.81	2,671,783		0.32		0.00		1.48		1.48		116
	10/31/18	†	(8.88)[b]	(8.88)[b]	2,358,591		0.32	[c]	0.00	[c]	0.74	[c]	0.74	[c]	84

QUANT LARGE-CAP VALUE FUND
Institutional Class:	10/31/19		8.05	8.05	128,229		0.32		0.32		2.57		2.57		146
	10/31/18		1.36	1.36	119,598		0.32		0.30		2.27		2.27		84
	10/31/17		18.04	18.04	2,476,119		0.33		0.33		2.03		2.03		99
	10/31/16		4.10	4.10	2,031,032		0.34		0.34		2.24		2.24		149
	10/31/15		1.34	1.34	1,894,653		0.35		0.35		2.26		2.26		89
Advisor Class:	10/31/19		7.93	7.93	538		0.42		0.42		2.38		2.38		146
	10/31/18		1.18	1.18	5,706		0.39		0.37		1.88		1.88		84
	10/31/17		17.92	17.92	135		0.40		0.40		1.96		1.96		99
	10/31/16‡		3.47 [b]	3.47 [b]	106		0.36	[c]	0.36	[c]	2.38	[c]	2.38	[c]	149
Class W:	10/31/19		8.35	8.35	2,537,786		0.32		0.00		2.85		2.85		146
	10/31/18	†	(5.55)[b]	(5.55)[b]	2,415,023		0.32	[c]	0.00	[c]	1.65	[c]	1.65	[c]	84

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	105

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/19		$18.77	$0.16		$ 0.55	$ 0.71	$(0.14)	$(2.75)	$(2.89)	$16.59
	10/31/18		20.69	0.14		0.06	0.20	(0.16)	(1.96)	(2.12)	18.77
	10/31/17		16.64	0.16		4.53	4.69	(0.17)	(0.47)	(0.64)	20.69
	10/31/16		17.62	0.16		0.22	0.38	(0.13)	(1.23)	(1.36)	16.64
	10/31/15		19.70	0.13		0.55	0.68	(0.14)	(2.62)	(2.76)	17.62
Advisor Class:	10/31/19		18.75	0.15		0.53	0.68	(0.12)	(2.75)	(2.87)	16.56
	10/31/18		20.67	0.11		0.08	0.19	(0.15)	(1.96)	(2.11)	18.75
	10/31/17		16.63	0.13		4.55	4.68	(0.17)	(0.47)	(0.64)	20.67
	10/31/16	‡	18.05	0.10		(0.16)	(0.06)	(0.13)	(1.23)	(1.36)	16.63
Premier Class:	10/31/19		18.64	0.14		0.54	0.68	(0.10)	(2.75)	(2.85)	16.47
	10/31/18		20.57	0.10		0.06	0.16	(0.13)	(1.96)	(2.09)	18.64
	10/31/17		16.54	0.13		4.52	4.65	(0.15)	(0.47)	(0.62)	20.57
	10/31/16		17.53	0.14		0.21	0.35	(0.11)	(1.23)	(1.34)	16.54
	10/31/15		19.62	0.11		0.55	0.66	(0.13)	(2.62)	(2.75)	17.53
Retirement Class:	10/31/19		18.27	0.12		0.52	0.64	(0.08)	(2.75)	(2.83)	16.08
	10/31/18		20.20	0.08		0.06	0.14	(0.11)	(1.96)	(2.07)	18.27
	10/31/17		16.26	0.11		4.43	4.54	(0.13)	(0.47)	(0.60)	20.20
	10/31/16		17.25	0.12		0.21	0.33	(0.09)	(1.23)	(1.32)	16.26
	10/31/15		19.36	0.09		0.54	0.63	(0.12)	(2.62)	(2.74)	17.25
Retail Class:	10/31/19		18.08	0.12		0.50	0.62	(0.08)	(2.75)	(2.83)	15.87
	10/31/18		20.00	0.07		0.07	0.14	(0.10)	(1.96)	(2.06)	18.08
	10/31/17		16.11	0.10		4.39	4.49	(0.13)	(0.47)	(0.60)	20.00
	10/31/16		17.10	0.11		0.21	0.32	(0.08)	(1.23)	(1.31)	16.11
	10/31/15		19.22	0.07		0.54	0.61	(0.11)	(2.62)	(2.73)	17.10
Class W:	10/31/19		18.77	0.23		0.55	0.78	(0.16)	(2.75)	(2.91)	16.64
	10/31/18	†	20.86	(0.00)[d]		(2.09)	(2.09)	—	—	—	18.77

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/19		12.43	0.11		1.08	1.19	(0.10)	(1.23)	(1.33)	12.29
	10/31/18		12.38	0.13		0.60	0.73	(0.13)	(0.55)	(0.68)	12.43
	10/31/17		9.63	0.10		2.67	2.77	(0.02)	—	(0.02)	12.38
	10/31/16	§	10.00	0.00	[d]	(0.37)	(0.37)	—	—	—	9.63
Advisor Class:	10/31/19		12.44	0.11		1.08	1.19	(0.09)	(1.23)	(1.32)	12.31
	10/31/18		12.37	0.07		0.68	0.75	(0.13)	(0.55)	(0.68)	12.44
	10/31/17		9.62	0.10		2.67	2.77	(0.02)	—	(0.02)	12.37
	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Premier Class:	10/31/19		12.41	0.09		1.08	1.17	(0.08)	(1.23)	(1.31)	12.27
	10/31/18		12.36	0.09		0.62	0.71	(0.11)	(0.55)	(0.66)	12.41
	10/31/17		9.62	0.08		2.68	2.76	(0.02)	—	(0.02)	12.36
	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Retirement Class:	10/31/19		12.39	0.08		1.07	1.15	(0.07)	(1.23)	(1.30)	12.24
	10/31/18		12.34	0.07		0.63	0.70	(0.10)	(0.55)	(0.65)	12.39
	10/31/17		9.62	0.06		2.68	2.74	(0.02)	—	(0.02)	12.34
	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62
Retail Class:	10/31/19		12.37	0.07		1.06	1.13	(0.06)	(1.23)	(1.29)	12.21
	10/31/18		12.32	0.06		0.63	0.69	(0.09)	(0.55)	(0.64)	12.37
	10/31/17		9.62	0.05		2.66	2.71	(0.01)	—	(0.01)	12.32
	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62
Class W:	10/31/19		12.44	0.17		1.07	1.24	(0.11)	(1.23)	(1.34)	12.34
	10/31/18	†	13.81	(0.00)[d]		(1.37)	(1.37)	—	—	—	12.44

106	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
						Ratios to average net assets

	For the
	period			Net assets at						Net		Portfolio
	or year		Total	end of period		Gross		Net		investment		turnover
	ended		return	(in thousands	)	expenses		expenses		income (loss	)	rate

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/19		5.34%	$1,482,549		0.42%		0.39%		1.01%		98%
	10/31/18		0.85	1,728,014		0.41		0.40		0.68		87
	10/31/17		28.64	2,804,889		0.41		0.41		0.82		81
	10/31/16		2.59	2,102,479		0.42		0.42		1.01		86
	10/31/15		4.32	2,050,241		0.42		0.42		0.73		89
Advisor Class:	10/31/19		5.25	757		0.52		0.50		0.89		98
	10/31/18		0.84	2,770		0.48		0.47		0.58		87
	10/31/17		28.51	2,611		0.48		0.48		0.70		81
	10/31/16	‡	0.07 [b]	508		0.47	[c]	0.47	[c]	0.67	[c]	86
Premier Class:	10/31/19		5.28	114,749		0.57		0.54		0.85		98
	10/31/18		0.68	152,816		0.56		0.55		0.51		87
	10/31/17		28.46	180,112		0.56		0.56		0.70		81
	10/31/16		2.38	171,546		0.57		0.57		0.91		86
	10/31/15		4.19	182,699		0.57		0.57		0.60		89
Retirement Class:	10/31/19		5.14	440,064		0.67		0.64		0.76		98
	10/31/18		0.60	527,678		0.66		0.65		0.40		87
	10/31/17		28.29	641,915		0.66		0.66		0.58		81
	10/31/16		2.30	541,420		0.67		0.67		0.77		86
	10/31/15		4.09	545,870		0.67		0.67		0.49		89
Retail Class:	10/31/19		5.06	127,462		0.72		0.65		0.74		98
	10/31/18		0.62	146,385		0.71		0.67		0.38		87
	10/31/17		28.19	169,753		0.71		0.71		0.53		81
	10/31/16		2.26	125,084		0.73		0.73		0.69		86
	10/31/15		4.01	110,670		0.75		0.75		0.42		89
Class W:	10/31/19		5.78	778,275		0.42		0.00		1.40		98
	10/31/18	†	(10.02)[b]	794,946		0.41	[c]	0.00	[c]	(0.30)[c]		87

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/19		11.20	43,317		0.50		0.50		0.95		81
	10/31/18		6.02	34,106		0.50		0.50		1.01		64
	10/31/17		28.83	666,876		0.50		0.50		0.86		84
	10/31/16	§	(3.70)[b]	370,391		1.58	[c]	0.53	[c]	0.18	[c]	2	[b]
Advisor Class:	10/31/19		11.18	244		0.54		0.54		0.94		81
	10/31/18		6.19	1,789		0.57		0.57		0.54		64
	10/31/17		28.81	1,290		0.50		0.50		0.87		84
	10/31/16	§	(3.80)[b]	967		2.08	[c]	0.68	[c]	0.64	[c]	2	[b]
Premier Class:	10/31/19		11.04	123		0.66		0.66		0.80		81
	10/31/18		5.89	1,241		0.66		0.66		0.74		64
	10/31/17		28.68	1,236		0.64		0.64		0.73		84
	10/31/16	§	(3.80)[b]	962		2.27	[c]	0.68	[c]	0.64	[c]	2	[b]
Retirement Class:	10/31/19		10.89	11,950		0.75		0.75		0.71		81
	10/31/18		5.83	10,728		0.76		0.76		0.57		64
	10/31/17		28.47	4,945		0.75		0.75		0.57		84
	10/31/16	§	(3.80)[b]	1,165		2.35	[c]	0.78	[c]	0.52	[c]	2	[b]
Retail Class:	10/31/19		10.67	5,765		0.88		0.88		0.59		81
	10/31/18		5.77	5,699		0.88		0.87		0.48		64
	10/31/17		28.21	3,291		0.88		0.88		0.44		84
	10/31/16	§	(3.80)[b]	1,127		3.15	[c]	0.92	[c]	0.38	[c]	2	[b]
Class W:	10/31/19		11.73	624,076		0.50		0.00		1.46		81
	10/31/18	†	(9.92)[b]	593,204		0.52	[c]	0.00	[c]	(0.12)[c]		64

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	107

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/19		$19.40	$0.34		$ 2.25	$ 2.59	$(0.31)	$(1.32)	$(1.63)	$20.36
	10/31/18		19.19	0.33		0.65	0.98	(0.31)	(0.46)	(0.77)	19.40
	10/31/17		16.55	0.33		3.44	3.77	(0.39)	(0.74)	(1.13)	19.19
	10/31/16		16.71	0.33		0.36	0.69	(0.30)	(0.55)	(0.85)	16.55
	10/31/15		16.91	0.30		(0.07)	0.23	(0.24)	(0.19)	(0.43)	16.71
Advisor Class:	10/31/19		19.39	0.33		2.24	2.57	(0.30)	(1.32)	(1.62)	20.34
	10/31/18		19.18	0.33		0.64	0.97	(0.30)	(0.46)	(0.76)	19.39
	10/31/17		16.54	0.31		3.46	3.77	(0.39)	(0.74)	(1.13)	19.18
	10/31/16	‡	16.78	0.29		0.32	0.61	(0.30)	(0.55)	(0.85)	16.54
Premier Class:	10/31/19		19.33	0.31		2.23	2.54	(0.28)	(1.32)	(1.60)	20.27
	10/31/18		19.11	0.30		0.66	0.96	(0.28)	(0.46)	(0.74)	19.33
	10/31/17		16.49	0.31		3.42	3.73	(0.37)	(0.74)	(1.11)	19.11
	10/31/16		16.65	0.31		0.35	0.66	(0.27)	(0.55)	(0.82)	16.49
	10/31/15		16.86	0.28		(0.08)	0.20	(0.22)	(0.19)	(0.41)	16.65
Retirement Class:	10/31/19		19.67	0.30		2.27	2.57	(0.26)	(1.32)	(1.58)	20.66
	10/31/18		19.44	0.29		0.66	0.95	(0.26)	(0.46)	(0.72)	19.67
	10/31/17		16.75	0.29		3.49	3.78	(0.35)	(0.74)	(1.09)	19.44
	10/31/16		16.90	0.30		0.35	0.65	(0.25)	(0.55)	(0.80)	16.75
	10/31/15		17.10	0.26		(0.08)	0.18	(0.19)	(0.19)	(0.38)	16.90
Retail Class:	10/31/19		17.40	0.26		1.99	2.25	(0.26)	(1.32)	(1.58)	18.07
	10/31/18		17.28	0.25		0.59	0.84	(0.26)	(0.46)	(0.72)	17.40
	10/31/17		14.98	0.26		3.10	3.36	(0.32)	(0.74)	(1.06)	17.28
	10/31/16		15.21	0.27		0.31	0.58	(0.26)	(0.55)	(0.81)	14.98
	10/31/15		15.45	0.24		(0.08)	0.16	(0.21)	(0.19)	(0.40)	15.21

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/19		12.77	0.22		1.64	1.86	(0.19)	(0.51)	(0.70)	13.93
	10/31/18		12.50	0.20		0.36	0.56	(0.17)	(0.12)	(0.29)	12.77
	10/31/17		10.35	0.20		2.27	2.47	(0.24)	(0.08)	(0.32)	12.50
	10/31/16		9.92	0.23		0.25	0.48	(0.05)	(0.00)[d]	(0.05)	10.35
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Advisor Class:	10/31/19		12.77	0.20		1.64	1.84	(0.18)	(0.51)	(0.69)	13.92
	10/31/18		12.49	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.77
	10/31/17		10.35	0.19		2.27	2.46	(0.24)	(0.08)	(0.32)	12.49
	10/31/16	‡	10.01	0.21		0.18	0.39	(0.05)	(0.00)[d]	(0.05)	10.35
Premier Class:	10/31/19		12.79	0.19		1.65	1.84	(0.17)	(0.51)	(0.68)	13.95
	10/31/18		12.51	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.79
	10/31/17		10.34	0.18		2.27	2.45	(0.20)	(0.08)	(0.28)	12.51
	10/31/16		9.92	0.19		0.28	0.47	(0.05)	(0.00)[d]	(0.05)	10.34
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Retirement Class:	10/31/19		12.72	0.18		1.64	1.82	(0.16)	(0.51)	(0.67)	13.87
	10/31/18		12.46	0.16		0.37	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.18		2.25	2.43	(0.22)	(0.08)	(0.30)	12.46
	10/31/16		9.91	0.23		0.24	0.47	(0.05)	(0.00)[d]	(0.05)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91
Retail Class:	10/31/19		12.72	0.17		1.65	1.82	(0.15)	(0.51)	(0.66)	13.88
	10/31/18		12.46	0.15		0.38	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.17		2.25	2.42	(0.21)	(0.08)	(0.29)	12.46
	10/31/16		9.91	0.20		0.26	0.46	(0.04)	(0.00)[d]	(0.04)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91

108	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
						Ratios to average net assets

	For the
	period			Net assets at						Net		Portfolio
	or year		Total	end of period		Gross		Net		investment		turnover
	ended		return	(in thousands	)	expenses		expenses		income (loss	)	rate

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/19		14.83%	$3,440,954		0.17%		0.17%		1.81%		21%
	10/31/18		5.17	2,595,050		0.17		0.17		1.69		29
	10/31/17		23.79	1,908,430		0.18		0.18		1.87		14
	10/31/16		4.52	1,443,910		0.19		0.19		2.08		16
	10/31/15		1.42	1,365,668		0.18		0.18		1.80		17
Advisor Class:	10/31/19		14.74	22,476		0.24		0.24		1.73		21
	10/31/18		5.15	12,595		0.22		0.22		1.64		29
	10/31/17		23.79	8,718		0.21		0.21		1.74		14
	10/31/16	‡	4.01 [b]	159		0.21	[c]	0.21	[c]	2.02	[c]	16
Premier Class:	10/31/19		14.62	95,411		0.33		0.33		1.66		21
	10/31/18		5.07	91,623		0.33		0.33		1.54		29
	10/31/17		23.58	70,679		0.33		0.33		1.75		14
	10/31/16		4.37	80,487		0.34		0.34		1.93		16
	10/31/15		1.22	77,865		0.32		0.32		1.66		17
Retirement Class:	10/31/19		14.48	674,563		0.42		0.42		1.55		21
	10/31/18		4.96	476,339		0.42		0.42		1.44		29
	10/31/17		23.50	393,452		0.43		0.43		1.63		14
	10/31/16		4.23	329,659		0.44		0.44		1.83		16
	10/31/15		1.13	342,134		0.43		0.43		1.56		17
Retail Class:	10/31/19		14.51	462,601		0.45		0.45		1.54		21
	10/31/18		4.93	447,785		0.45		0.45		1.42		29
	10/31/17		23.46	464,729		0.46		0.46		1.60		14
	10/31/16		4.20	427,545		0.46		0.46		1.83		16
	10/31/15		1.12	915,697		0.44		0.44		1.54		17

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/19		15.52	89,166		0.41		0.32		1.67		27
	10/31/18		4.54	77,376		0.53		0.32		1.50		45
	10/31/17		24.33	62,732		0.62		0.32		1.72		16
	10/31/16		4.92	36,694		0.65		0.32		2.31		83
	10/31/15	^	(0.80)[b]	28,426		3.77	[c]	0.32	[c]	1.57	[c]	1	[b]
Advisor Class:	10/31/19		15.33	1,132		0.52		0.43		1.52		27
	10/31/18		4.54	344		0.62		0.41		1.40		45
	10/31/17		24.21	190		0.71		0.40		1.66		16
	10/31/16	‡	3.94 [b]	117		0.67	[c]	0.34	[c]	2.37	[c]	83
Premier Class:	10/31/19		15.33	2,171		0.56		0.47		1.50		27
	10/31/18		4.46	714		0.69		0.47		1.34		45
	10/31/17		24.12	492		0.79		0.47		1.60		16
	10/31/16		4.76	353		0.82		0.47		1.92		83
	10/31/15	^	(0.80)[b]	992		4.52	[c]	0.47	[c]	1.47	[c]	1	[b]
Retirement Class:	10/31/19		15.21	118,956		0.66		0.57		1.38		27
	10/31/18		4.26	22,392		0.78		0.57		1.24		45
	10/31/17		23.99	17,728		0.87		0.57		1.57		16
	10/31/16		4.75	6,575		0.91		0.57		2.29		83
	10/31/15	^	(0.90)[b]	2,034		4.38	[c]	0.57	[c]	1.35		1	[b]
Retail Class:	10/31/19		15.21	15,561		0.73		0.64		1.36		27
	10/31/18		4.23	11,882		0.85		0.64		1.17		45
	10/31/17		23.81	7,983		0.97		0.67		1.45		16
	10/31/16		4.69	2,575		0.97		0.65		2.05		83
	10/31/15	^	(0.90)[b]	1,513		4.72	[c]	0.71	[c]	1.22	[c]	1	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	109

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/19		$10.05	$0.18		$ 1.75	$ 1.93	$(0.05)	$(0.39)	$(0.44)	$11.54
	10/31/18		12.87	0.11		(2.38)	(2.27)	(0.10)	(0.45)	(0.55)	10.05
	10/31/17		9.66	0.11		3.18	3.29	(0.08)	—	(0.08)	12.87
	10/31/16		9.07	0.10		0.58	0.68	(0.09)	—	(0.09)	9.66
	10/31/15		10.78	0.12		(1.70)	(1.58)	(0.13)	—	(0.13)	9.07
Advisor Class:	10/31/19		10.05	0.17		1.76	1.93	(0.05)	(0.39)	(0.44)	11.54
	10/31/18		12.86	0.04		(2.31)	(2.27)	(0.09)	(0.45)	(0.54)	10.05
	10/31/17		9.65	0.11		3.18	3.29	(0.08)	—	(0.08)	12.86
	10/31/16	‡	8.87	0.10		0.77	0.87	(0.09)	—	(0.09)	9.65
Premier Class:	10/31/19		10.04	0.17		1.77	1.94	(0.04)	(0.39)	(0.43)	11.55
	10/31/18		12.85	0.09		(2.38)	(2.29)	(0.07)	(0.45)	(0.52)	10.04
	10/31/17		9.65	0.11		3.16	3.27	(0.07)	—	(0.07)	12.85
	10/31/16		9.06	0.09		0.57	0.66	(0.07)	—	(0.07)	9.65
	10/31/15		10.77	0.12		(1.71)	(1.59)	(0.12)	—	(0.12)	9.06
Retirement Class:	10/31/19		10.00	0.17		1.74	1.91	(0.03)	(0.39)	(0.42)	11.49
	10/31/18		12.82	0.08		(2.37)	(2.29)	(0.08)	(0.45)	(0.53)	10.00
	10/31/17		9.62	0.08		3.18	3.26	(0.06)	—	(0.06)	12.82
	10/31/16		9.03	0.08		0.57	0.65	(0.06)	—	(0.06)	9.62
	10/31/15		10.73	0.11		(1.70)	(1.59)	(0.11)	—	(0.11)	9.03
Retail Class:	10/31/19		10.00	0.14		1.76	1.90	(0.00)[d]	(0.39)	(0.39)	11.51
	10/31/18		12.83	0.06		(2.37)	(2.31)	(0.07)	(0.45)	(0.52)	10.00
	10/31/17		9.62	0.07		3.19	3.26	(0.05)	—	(0.05)	12.83
	10/31/16		9.02	0.06		0.58	0.64	(0.04)	—	(0.04)	9.62
	10/31/15		10.72	0.08		(1.69)	(1.61)	(0.09)	—	(0.09)	9.02
Class W:	10/31/19		10.06	0.28		1.76	2.04	(0.08)	(0.39)	(0.47)	11.63
	10/31/18	†	10.77	0.01		(0.72)	(0.71)	—	—	—	10.06

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		11.24	0.20		0.35	0.55	(0.24)	(0.49)	(0.73)	11.06
	10/31/18		13.24	0.26		(1.94)	(1.68)	(0.15)	(0.17)	(0.32)	11.24
	10/31/17		10.59	0.17		2.64	2.81	(0.16)	—	(0.16)	13.24
	10/31/16		10.97	0.16		(0.41)	(0.25)	(0.13)	—	(0.13)	10.59
	10/31/15		10.81	0.18		0.13	0.31	(0.15)	—	(0.15)	10.97
Advisor Class:	10/31/19		11.23	0.05		0.50	0.55	—	(0.49)	(0.49)	11.29
	10/31/18		13.24	0.23		(1.93)	(1.70)	(0.14)	(0.17)	(0.31)	11.23
	10/31/17		10.59	0.03		2.77	2.80	(0.15)	—	(0.15)	13.24
	10/31/16	‡	10.80	0.16		(0.24)	(0.08)	(0.13)	—	(0.13)	10.59
Premier Class:	10/31/19		11.21	0.18		0.35	0.53	(0.22)	(0.49)	(0.71)	11.03
	10/31/18		13.21	0.23		(1.93)	(1.70)	(0.13)	(0.17)	(0.30)	11.21
	10/31/17		10.56	0.16		2.63	2.79	(0.14)	—	(0.14)	13.21
	10/31/16		10.94	0.14		(0.40)	(0.26)	(0.12)	—	(0.12)	10.56
	10/31/15		10.78	0.15		0.15	0.30	(0.14)	—	(0.14)	10.94
Retirement Class:	10/31/19		11.63	0.18		0.36	0.54	(0.20)	(0.49)	(0.69)	11.48
	10/31/18		13.69	0.23		(2.01)	(1.78)	(0.11)	(0.17)	(0.28)	11.63
	10/31/17		10.94	0.15		2.73	2.88	(0.13)	—	(0.13)	13.69
	10/31/16		11.33	0.14		(0.43)	(0.29)	(0.10)	—	(0.10)	10.94
	10/31/15		11.15	0.16		0.14	0.30	(0.12)	—	(0.12)	11.33
Retail Class:	10/31/19		7.42	0.10		0.20	0.30	(0.21)	(0.49)	(0.70)	7.02
	10/31/18		8.84	0.14		(1.28)	(1.14)	(0.11)	(0.17)	(0.28)	7.42
	10/31/17		7.11	0.10		1.76	1.86	(0.13)	—	(0.13)	8.84
	10/31/16		7.43	0.10		(0.30)	(0.20)	(0.12)	—	(0.12)	7.11
	10/31/15		7.36	0.10		0.10	0.20	(0.13)	—	(0.13)	7.43
Class W:	10/31/19		11.25	0.25		0.34	0.59	(0.25)	(0.49)	(0.74)	11.10
	10/31/18	†	12.32	0.01		(1.08)	(1.07)	—	—	—	11.25

110	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/19		20.10%	20.09%	$ 255,775		0.90%		0.90%		1.66%		1.65%		129%
	10/31/18		(18.47)	(18.48)	239,932		0.91		0.91		0.93		0.93		127
	10/31/17		34.55	34.54	1,334,540		0.92		0.92		1.03		1.01		152
	10/31/16		7.73	7.60	1,067,866		0.94		0.94		1.12		0.99		195
	10/31/15		(14.85)	(14.85)	918,839		0.94		0.94		1.17		1.17		114
Advisor Class:	10/31/19		20.11	20.10	236		0.97		0.97		1.59		1.58		129
	10/31/18		(18.48)	(18.49)	138		0.96		0.96		0.30		0.30		127
	10/31/17		34.45	34.44	848		0.99		0.99		0.97		0.96		152
	10/31/16	‡	9.91 [b]	9.77 [b]	115		0.96	[c]	0.96	[c]	1.30	[c]	1.14	[c]	195
Premier Class:	10/31/19		19.99	19.98	7,700		1.05		1.02		1.54		1.52		129
	10/31/18		(18.63)	(18.64)	8,057		1.06		1.06		0.70		0.70		127
	10/31/17		34.32	34.31	11,035		1.07		1.07		1.03		1.01		152
	10/31/16		7.57	7.42	15,890		1.09		1.09		1.01		0.86		195
	10/31/15		(14.98)	(14.98)	9,408		1.09		1.09		1.21		1.21		114
Retirement Class:	10/31/19		19.96	19.95	137,434		1.15		1.04		1.58		1.57		129
	10/31/18		(18.63)	(18.64)	88,764		1.16		1.13		0.67		0.66		127
	10/31/17		34.14	34.13	79,596		1.17		1.17		0.73		0.72		152
	10/31/16		7.47	7.34	26,946		1.19		1.19		0.86		0.74		195
	10/31/15		(15.03)	(15.03)	29,332		1.19		1.19		1.07		1.07		114
Retail Class:	10/31/19		19.64	19.63	9,348		1.27		1.27		1.28		1.27		129
	10/31/18		(18.78)	(18.79)	7,636		1.27		1.27		0.50		0.49		127
	10/31/17		34.04	34.03	12,675		1.30		1.30		0.62		0.61		152
	10/31/16		7.21	7.08	4,460		1.36		1.34		0.72		0.59		195
	10/31/15		(15.10)	(15.10)	4,560		1.31		1.31		0.80		0.80		114
Class W:	10/31/19		21.10	21.09	1,166,939		0.89		0.00		2.54		2.53		129
	10/31/18	†	(6.59)[b]	(6.59)[b]	1,081,436		0.91	[c]	0.00	[c]	0.91	[c]	0.90	[c]	127

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		5.73	5.72	2,484,368		0.48		0.48		1.87		1.86		114
	10/31/18		(13.04)	(13.05)	1,892,458		0.48		0.48		1.99		1.98		73
	10/31/17		26.88	26.87	3,591,186		0.49		0.49		1.46		1.45		112
	10/31/16		(2.21)	(2.28)	2,808,919		0.49		0.48		1.57		1.50		95
	10/31/15		2.97	2.97	2,823,880		0.49		0.49		1.60		1.60		71
Advisor Class:	10/31/19		5.46	5.45	3,929		0.60		0.60		0.38		0.37		114
	10/31/18		(13.16)	(13.17)	196,238		0.61		0.61		1.79		1.79		73
	10/31/17		26.86	26.86	248,286		0.67		0.64		0.24		0.23		112
	10/31/16	‡	(0.68)[b]	(0.76)[b]	104		0.51	[c]	0.51	[c]	1.76	[c]	1.68	[c]	95
Premier Class:	10/31/19		5.52	5.51	133,306		0.63		0.63		1.76		1.74		114
	10/31/18		(13.20)	(13.21)	164,943		0.63		0.63		1.75		1.74		73
	10/31/17		26.76	26.75	229,039		0.64		0.64		1.35		1.34		112
	10/31/16		(2.37)	(2.43)	203,311		0.64		0.63		1.34		1.28		95
	10/31/15		2.82	2.82	256,322		0.64		0.63		1.37		1.37		71
Retirement Class:	10/31/19		5.44	5.43	459,274		0.73		0.71		1.63		1.62		114
	10/31/18		(13.25)	(13.26)	525,331		0.73		0.73		1.73		1.72		73
	10/31/17		26.60	26.59	676,858		0.74		0.74		1.21		1.21		112
	10/31/16		(2.51)	(2.58)	543,161		0.74		0.73		1.29		1.22		95
	10/31/15		2.75	2.75	661,567		0.74		0.73		1.36		1.36		71
Retail Class:	10/31/19		5.24	5.23	249,406		0.82		0.82		1.53		1.52		114
	10/31/18		(13.32)	(13.33)	274,948		0.80		0.80		1.65		1.65		73
	10/31/17		26.64	26.63	342,956		0.79		0.79		1.29		1.28		112
	10/31/16		(2.60)	(2.67)	524,715		0.78		0.78		1.42		1.35		95
	10/31/15		2.75	2.75	311,587		0.83		0.82		1.26		1.26		71
Class W:	10/31/19		6.16	6.15	1,480,782		0.48		0.00		2.35		2.34		114
	10/31/18	†	(8.69)[b]	(8.69)[b]	1,377,271		0.48	[c]	0.00	[c]	1.08	[c]	1.07	[c]	73

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	111

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/19		$11.99	$0.16		$ 1.35	$ 1.51	$(0.15)	$ —	$(0.15)	$13.35
	10/31/18		13.06	0.20		(1.11)	(0.91)	(0.16)	—	(0.16)	11.99
	10/31/17		10.17	0.16		2.86	3.02	(0.13)	—	(0.13)	13.06
	10/31/16		10.49	0.14		(0.33)	(0.19)	(0.13)	—	(0.13)	10.17
	10/31/15		10.45	0.14		0.00 [d]	0.14	(0.10)	—	(0.10)	10.49
Advisor Class:	10/31/19		11.97	0.11		1.40	1.51	(0.14)	—	(0.14)	13.34
	10/31/18		13.05	0.18		(1.10)	(0.92)	(0.16)	—	(0.16)	11.97
	10/31/17		10.17	0.16		2.85	3.01	(0.13)	—	(0.13)	13.05
	10/31/16	‡	10.58	0.13		(0.41)	(0.28)	(0.13)	—	(0.13)	10.17
Premier Class:	10/31/19		12.00	0.15		1.35	1.50	(0.13)	—	(0.13)	13.37
	10/31/18		13.07	0.18		(1.11)	(0.93)	(0.14)	—	(0.14)	12.00
	10/31/17		10.16	0.14		2.86	3.00	(0.09)	—	(0.09)	13.07
	10/31/16		10.47	0.13		(0.33)	(0.20)	(0.11)	—	(0.11)	10.16
	10/31/15		10.43	0.12		0.01	0.13	(0.09)	—	(0.09)	10.47
Retirement Class:	10/31/19		11.93	0.15		1.35	1.50	(0.13)	—	(0.13)	13.30
	10/31/18		13.02	0.16		(1.11)	(0.95)	(0.14)	—	(0.14)	11.93
	10/31/17		10.14	0.12		2.87	2.99	(0.11)	—	(0.11)	13.02
	10/31/16		10.46	0.11		(0.33)	(0.22)	(0.10)	—	(0.10)	10.14
	10/31/15		10.42	0.12		0.00 [d]	0.12	(0.08)	—	(0.08)	10.46
Retail Class:	10/31/19		11.94	0.12		1.36	1.48	(0.10)	—	(0.10)	13.32
	10/31/18		13.01	0.14		(1.10)	(0.96)	(0.11)	—	(0.11)	11.94
	10/31/17		10.13	0.11		2.85	2.96	(0.08)	—	(0.08)	13.01
	10/31/16		10.44	0.09		(0.33)	(0.24)	(0.07)	—	(0.07)	10.13
	10/31/15		10.41	0.10		0.00 [d]	0.10	(0.07)	—	(0.07)	10.44
Class W:	10/31/19		11.99	0.24		1.36	1.60	(0.17)	—	(0.17)	13.42
	10/31/18	†	13.52	0.01		(1.54)	(1.53)	—	—	—	11.99

QUANT INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		7.37	0.22		0.41	0.63	(0.24)	(0.31)	(0.55)	7.45
	10/31/18		8.35	0.27		(0.99)	(0.72)	(0.26)	—	(0.26)	7.37
	10/31/17		6.87	0.21		1.46	1.67	(0.19)	—	(0.19)	8.35
	10/31/16		7.30	0.22		(0.44)	(0.22)	(0.21)	—	(0.21)	6.87
	10/31/15		7.97	0.23		(0.33)	(0.10)	(0.28)	(0.29)	(0.57)	7.30
Advisor Class:	10/31/19		7.37	0.22		0.39	0.61	(0.23)	(0.31)	(0.54)	7.44
	10/31/18		8.35	0.24		(0.97)	(0.73)	(0.25)	—	(0.25)	7.37
	10/31/17		6.87	0.20		1.47	1.67	(0.19)	—	(0.19)	8.35
	10/31/16	‡	7.25	0.21		(0.38)	(0.17)	(0.21)	—	(0.21)	6.87
Class W:	10/31/19		7.37	0.25		0.41	0.66	(0.25)	(0.31)	(0.56)	7.47
	10/31/18	†	8.04	0.01		(0.68)	(0.67)	—	—	—	7.37

112	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/19		12.84%	12.83%	$117,428		0.62%		0.62%		1.31%		1.29%		28%
	10/31/18		(7.07)	(7.08)	87,135		0.62		0.62		1.43		1.43		21
	10/31/17		30.08	30.07	1,414,259		0.63		0.63		1.42		1.41		24
	10/31/16		(1.82)	(1.84)	1,298,796		0.63		0.63		1.37		1.35		31
	10/31/15		1.43	1.43	1,166,448		0.63		0.63		1.28		1.28		41
Advisor Class:	10/31/19		12.85	12.84	4,168		0.71		0.71		0.85		0.84		28
	10/31/18		(7.17)	(7.17)	178		0.69		0.69		1.35		1.35		21
	10/31/17		29.96	29.95	150		0.64		0.64		1.41		1.40		24
	10/31/16	‡	(2.67)[b]	(2.69)[b]	101		0.65	[c]	0.65	[c]	1.46	[c]	1.44	[c]	31
Premier Class:	10/31/19		12.74	12.73	1,308		0.77		0.73		1.21		1.20		28
	10/31/18		(7.17)	(7.17)	1,562		0.78		0.78		1.34		1.34		21
	10/31/17		29.78	29.77	506		0.80		0.80		1.22		1.21		24
	10/31/16		(1.90)	(1.92)	325		0.79		0.79		1.27		1.25		31
	10/31/15		1.25	1.25	1,059		0.80		0.80		1.13		1.13		41
Retirement Class:	10/31/19		12.77	12.76	175,643		0.87		0.77		1.19		1.17		28
	10/31/18		(7.34)	(7.34)	127,760		0.87		0.87		1.18		1.18		21
	10/31/17		29.74	29.73	30,390		0.88		0.88		1.03		1.02		24
	10/31/16		(1.98)	(2.00)	7,416		0.88		0.88		1.13		1.12		31
	10/31/15		1.06	1.06	8,806		0.89		0.89		1.08		1.08		41
Retail Class:	10/31/19		12.50	12.49	4,122		1.02		1.02		0.92		0.91		28
	10/31/18		(7.41)	(7.41)	4,341		1.02		1.02		1.04		1.04		21
	10/31/17		29.46	29.45	3,404		1.08		1.08		0.94		0.94		24
	10/31/16		(2.25)	(2.27)	1,619		1.10		1.09		0.88		0.87		31
	10/31/15		1.01	1.01	1,995		1.00		1.00		0.94		0.94		41
Class W:	10/31/19		13.62	13.61	1,487,781		0.62		0.00		1.94		1.92		28
	10/31/18	†	(11.32)[b]	(11.32)[b]	1,330,650		0.63	[c]	0.00	[c]	0.76	[c]	0.82	[c]	21

QUANT INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		9.59	9.59	130,515		0.40		0.40		3.15		3.15		114
	10/31/18		(8.96)	(8.96)	119,559		0.40		0.40		3.25		3.25		106
	10/31/17		24.93	24.93	1,888,139		0.41		0.41		2.79		2.79		106
	10/31/16		(2.99)	(2.99)	1,521,511		0.41		0.41		3.20		3.20		100
	10/31/15		(1.01)	(1.01)	1,292,616		0.42		0.42		3.08		3.08		84
Advisor Class:	10/31/19		9.38	9.38	182		0.48		0.48		3.16		3.16		114
	10/31/18		(9.04)	(9.04)	203		0.47		0.47		3.00		3.00		106
	10/31/17		24.89	24.89	170		0.52		0.52		2.69		2.69		106
	10/31/16	‡	(2.34)[b]	(2.34)[b]	102		0.44	[c]	0.44	[c]	3.41	[c]	3.41	[c]	100
Class W:	10/31/19		10.00	10.00	1,816,593		0.40		0.00		3.57		3.57		114
	10/31/18	†	(8.33)[b]	(8.33)[b]	1,679,324		0.41	[c]	0.00	[c]	1.14	[c]	1.14	[c]	106

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	113

Financial highlights

TIAA-CREF Funds

				Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/19		$10.22	$0.26		$ 0.40	$ 0.66	$(0.29)	$(0.29)	$(0.58)	$10.30
	10/31/18		12.90	0.33		(2.22)	(1.89)	(0.34)	(0.45)	(0.79)	10.22
	10/31/17	**	10.00	0.27		2.64	2.91	(0.01)	—	(0.01)	12.90
Advisor Class:	10/31/19		10.22	0.26		0.39	0.65	(0.29)	(0.29)	(0.58)	10.29
	10/31/18		12.88	0.31		(2.20)	(1.89)	(0.32)	(0.45)	(0.77)	10.22
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Premier Class:	10/31/19		10.23	0.25		0.41	0.66	(0.18)	(0.29)	(0.47)	10.42
	10/31/18		12.88	0.29		(2.17)	(1.88)	(0.32)	(0.45)	(0.77)	10.23
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Retirement Class:	10/31/19		10.19	0.25		0.39	0.64	(0.25)	(0.29)	(0.54)	10.29
	10/31/18		12.87	0.27		(2.18)	(1.91)	(0.32)	(0.45)	(0.77)	10.19
	10/31/17	**	10.00	0.20		2.68	2.88	(0.01)	—	(0.01)	12.87
Retail Class:	10/31/19		10.18	0.22		0.40	0.62	(0.21)	(0.29)	(0.50)	10.30
	10/31/18		12.86	0.26		(2.19)	(1.93)	(0.30)	(0.45)	(0.75)	10.18
	10/31/17	**	10.00	0.20		2.67	2.87	(0.01)	—	(0.01)	12.86
Class W:	10/31/19		10.22	0.33		0.40	0.73	(0.31)	(0.29)	(0.60)	10.35
	10/31/18	†	11.37	0.01		(1.16)	(1.15)	—	—	—	10.22

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		10.14	0.31		0.95	1.26	(0.24)	—	(0.24)	11.16
	10/31/18		11.21	0.29		(1.13)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17		9.31	0.28		1.86	2.14	(0.24)	—	(0.24)	11.21
	10/31/16		9.53	0.26		(0.42)	(0.16)	(0.06)	—	(0.06)	9.31
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Advisor Class:	10/31/19		10.14	0.30		0.95	1.25	(0.23)	—	(0.23)	11.16
	10/31/18		11.21	0.30		(1.14)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17		9.32	0.31		1.81	2.12	(0.23)	—	(0.23)	11.21
	10/31/16	‡	9.51	0.26		(0.39)	(0.13)	(0.06)	—	(0.06)	9.32
Premier Class:	10/31/19		10.13	0.32		0.92	1.24	(0.20)	—	(0.20)	11.17
	10/31/18		11.19	0.32		(1.16)	(0.84)	(0.22)	(0.00)[d]	(0.22)	10.13
	10/31/17		9.30	0.26		1.85	2.11	(0.22)	—	(0.22)	11.19
	10/31/16		9.53	0.25		(0.42)	(0.17)	(0.06)	—	(0.06)	9.30
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Retirement Class:	10/31/19		10.11	0.26		0.96	1.22	(0.21)	—	(0.21)	11.12
	10/31/18		11.17	0.29		(1.14)	(0.85)	(0.21)	(0.00)[d]	(0.21)	10.11
	10/31/17		9.29	0.26		1.84	2.10	(0.22)	—	(0.22)	11.17
	10/31/16		9.52	0.24		(0.42)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
Retail Class:	10/31/19		10.10	0.27		0.96	1.23	(0.20)	—	(0.20)	11.13
	10/31/18		11.17	0.28		(1.15)	(0.87)	(0.20)	(0.00)[d]	(0.20)	10.10
	10/31/17		9.29	0.26		1.82	2.08	(0.20)	—	(0.20)	11.17
	10/31/16		9.52	0.26		(0.44)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
^	The Fund commenced operations on August 7, 2015.
‡	Advisor Class commenced operations on December 4, 2015.
§	The Fund commenced operations on August 5, 2016.
**	The Fund commenced operations on December 9, 2016.
†	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

114	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

				Ratios and supplemental data
						Ratios to average net assets

	For the
	period			Net assets at						Net		Portfolio
	or year		Total	end of period		Gross		Net		investment		turnover
	ended		return	(in thousands	)	expenses		expenses		income (loss	)	rate

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/19		7.04%	$55,449		0.71%		0.66%		2.68%		87%
	10/31/18		(15.62)	43,174		0.71		0.66		2.71		89
	10/31/17	**	29.14 [b]	935,888		0.73	[c]	0.68	[c]	2.59	[c]	70	[b]
Advisor Class:	10/31/19		6.96	84		0.76		0.71		2.66		87
	10/31/18		(15.59)	83		0.73		0.68		2.44		89
	10/31/17	**	28.92 [b]	1,297		0.88	[c]	0.83	[c]	2.18	[c]	70	[b]
Premier Class:	10/31/19		6.85	76		0.89		0.84		2.53		87
	10/31/18		(15.54)	75		0.87		0.82		2.29		89
	10/31/17	**	28.92 [b]	1,288		1.03	[c]	0.85	[c]	2.16	[c]	70	[b]
Retirement Class:	10/31/19		6.86	3,113		0.96		0.84		2.54		87
	10/31/18		(15.79)	3,620		0.97		0.89		2.21		89
	10/31/17	**	28.82 [b]	8,020		1.03	[c]	0.95	[c]	1.93	[c]	70	[b]
Retail Class:	10/31/19		6.61	851		1.35		1.09		2.26		87
	10/31/18		(15.95)	971		1.17		1.08		2.15		89
	10/31/17	**	28.71 [b]	2,336		1.42	[c]	1.09	[c]	1.91	[c]	70	[b]
Class W:	10/31/19		7.85	926,729		0.71		0.00		3.38		87
	10/31/18	†	(10.11)[b]	852,681		0.72	[c]	0.00	[c]	0.80	[c]	89

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/19		12.77	192,475		0.58		0.40		3.03		9
	10/31/18		(7.61)	46,432		0.98		0.40		2.62		16
	10/31/17		23.49	35,797		1.20		0.40		2.76		12
	10/31/16		(1.65)	18,833		1.35		0.40		2.87		13
	10/31/15	^	(4.70)[b]	16,238		4.87	[c]	0.40	[c]	1.80	[c]	4	[b]
Advisor Class:	10/31/19		12.71	1,174		0.66		0.47		2.89		9
	10/31/18		(7.58)	579		1.03		0.45		2.69		16
	10/31/17		23.22	541		1.26		0.46		2.98		12
	10/31/16	‡	(1.35)[b]	102		1.36	[c]	0.42	[c]	3.12	[c]	13
Premier Class:	10/31/19		12.55	1,754		0.74		0.55		3.05		9
	10/31/18		(7.66)	278		1.13		0.55		2.84		16
	10/31/17		23.23	1,338		1.36		0.55		2.58		12
	10/31/16		(1.72)	938		1.52		0.55		2.75		13
	10/31/15	^	(4.80)[b]	953		5.61	[c]	0.55	[c]	1.65	[c]	4	[b]
Retirement Class:	10/31/19		12.40	59,932		0.83		0.65		2.56		9
	10/31/18		(7.72)	9,304		1.23		0.65		2.61		16
	10/31/17		23.09	7,940		1.45		0.65		2.55		12
	10/31/16		(1.84)	3,001		1.61		0.65		2.67		13
	10/31/15	^	(4.80)[b]	1,606		5.61	[c]	0.65	[c]	1.59	[c]	4	[b]
Retail Class:	10/31/19		12.47	6,456		0.92		0.74		2.62		9
	10/31/18		(7.88)	4,525		1.32		0.74		2.53		16
	10/31/17		22.88	4,055		1.56		0.76		2.55		12
	10/31/16		(1.92)	1,382		1.66		0.72		2.80		13
	10/31/15	^	(4.80)[b]	997		5.99	[c]	0.79	[c]	1.41	[c]	4	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	115

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Quant Large-Cap Growth Fund, Quant Large-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, Quant International Equity Fund, Quant International Small-Cap Equity Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Prior to September 30, 2019, Teachers Personal Investor Services (“TPIS”) was the distributor of each share class. Effective September 30, 2019, TPIS merged into Nuveen Securities and Nuveen Securities became the distributor of each share class. Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale by certain Funds on September 28, 2018 pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. In many cases, these estimates are based on data from the prior calendar year end.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

116	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2019, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes Investment Company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still required the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires Funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule were implemented on June 1, 2019 and did not have a material impact on the Funds’ financial statements and various filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	117

Notes to financial statements

bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Options: Purchased and written options traded over the counter and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

As of October 31, 2019, 100% of the value of investments in the Quant Small/Mid-Cap Equity Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2019, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Growth & Income
Equity investments:
Communication services	$713,332,430	$24,832,918	$—	$738,165,348
Consumer discretionary	577,459,958	19,103,452	—	596,563,410
Consumer staples	512,526,648	34,327,048	—	546,853,696
Health care	853,428,719	125,502,340	—	978,931,059
Industrials	603,880,760	15,946,886	—	619,827,646
Information technology	1,479,024,371	19,666,365	—	1,498,690,736
All other equity investments*	1,517,988,588	—	—	1,517,988,588
Short-term investments	70,980,431	20,527,269	—	91,507,700
Purchased options**	972,425	—	—	972,425
Written options**	(10,965,536)	—	—	(10,965,536)
Total	$6,318,628,794	$259,906,278	$—	$6,578,535,072
Large-Cap Growth
Equity investments:
Consumer discretionary	$870,879,225	$42,706,761	$—	$913,585,986
Health care	727,601,479	237,886,263	—	965,487,742
Industrials	206,305,799	102,431,908	—	308,737,707
Information technology	2,093,772,248	60,472,790	—	2,154,245,038
All other equity investments*	1,345,643,181	—	—	1,345,643,181
Short-term investments	—	3,247,971	—	3,247,971
Total	$5,244,201,932	$446,745,693	$—	$5,690,947,625
Large-Cap Value
Equity investments*	$5,650,670,985	$—	$—	$5,650,670,985
Short-term investments	—	11,220,000	—	11,220,000
Total	$5,650,670,985	$11,220,000	$—	$5,661,890,985
Mid-Cap Growth
Equity investments*	$1,334,694,302	$—	$—	$1,334,694,302
Short-term investments	32,613,068	42,348,693	—	74,961,761
Purchased options**	1,750,600	—	—	1,750,600
Written options**	(2,317,925)	—	—	(2,317,925)
Total	$1,366,740,045	$42,348,693	$—	$1,409,088,738

118	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Mid-Cap Value
Equity investments:
Materials	$207,116,751	$5,954,588	$—	$213,071,339
All other equity investments*	2,607,974,865	—	—	2,607,974,865
Short-term investments	35,833,353	8,298,154	—	44,131,507
Total	$2,850,924,969	$14,252,742	$—	$2,865,177,711
Quant Large-Cap Growth
Equity investments*	$2,868,830,935	$—	$—	$2,868,830,935
Short-term investments	6,481,932	380,000	—	6,861,932
Total	$2,875,312,867	$380,000	$—	$2,875,692,867
Quant Large-Cap Value
Equity investments*	$2,658,318,953	$—	$—	$2,658,318,953
Short-term investments	6,404,821	1,710,000	—	8,114,821
Total	$2,664,723,774	$1,710,000	$—	$2,666,433,774
Quant Small-Cap Equity
Equity investments*	$2,918,463,036	$—	$—	$2,918,463,036
Short-term investments	90,417,346	27,940,000	—	118,357,346
Futures**	344,028	—	—	344,028
Total	$3,009,224,410	$27,940,000	$—	$3,037,164,410
Social Choice Equity
Equity investments:
Financials	$691,828,943	$—	$3,382	$691,832,325
All other equity investments*	3,983,212,292			3,983,212,292
Short-term investments	23,990,193	16,040,000		40,030,193
Futures contracts**	339,520	—	—	339,520
Total	$4,699,370,948	$16,040,000	$3,382	$4,715,414,330
Social Choice Low Carbon Equity
Equity investments:
Financials	$33,768,424	$—	$131	$33,768,555
All other equity investments*	191,498,831	—	—	191,498,831
Short-term investments	955,631	1,600,000	—	2,555,631
Futures contracts**	20,069	—	—	20,069
Total	$226,242,955	$1,600,000	$131	$227,843,086
Emerging Markets Equity
Equity investments:
Africa/Middle East	$—	$55,997,463	$—	$55,997,463
Asia	134,409,335	869,742,182	11,457	1,004,162,974
Europe	69,721,404	36,427,194	—	106,148,598
Latin America	101,515,980	164,232,725	—	265,748,705
All other equity investments*	17,776,309	115,273,411	4,186	133,053,906
Short-term investments	15,511,179	—	—	15,511,179
Purchased options**	576,000	—	—	576,000
Written options**	(304,000)	—	—	(304,000)
Total	$339,206,207	$1,241,672,975	$15,643	$1,580,894,825
International Equity
Equity investments:
Asia	$29,260,690	$1,034,130,024	$—	$1,063,390,714
Europe	—	3,464,272,178	—	3,464,272,178
All other equity investments*	52,261,951	188,970,454	—	241,232,405
Short-term investments	47,316,493	35,179,986	—	82,496,479
Total	$128,839,134	$4,722,552,642	$—	$4,851,391,776
International Opportunities
Equity investments:
Asia	$49,107,007	$333,786,653	$18,182	$382,911,842
Australasia	—	77,275,244	—	77,275,244
Europe	—	761,885,249	—	761,885,249
Latin America	51,214,296	63,934,255	—	115,148,551
North America	—	168,313,433	—	168,313,433
All other equity investments*	22,939,521	189,662,678	1,585	212,603,784
Short-term investments	68,725,012	92,614,667	—	161,339,679
Total	$191,985,836	$1,687,472,179	$19,767	$1,879,477,782

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	119

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total
Quant International Equity
Equity investments:
Asia	$—	$517,126,605	$—	$517,126,605
Australasia	—	146,732,677	—	146,732,677
Europe	55,905,251	1,049,637,747	—	1,105,542,998
All other equity investments*	34,384,200	117,961,419	—	152,345,619
Short-term investments	21,536,389	17,560,000	—	39,096,389
Total	$111,825,840	$1,849,018,448	$—	$1,960,844,288
Quant International Small-Cap Equity
Equity investments:
Africa/Middle East	$—	$23,024,974	$—	$23,024,974
Asia	6,526,880	354,774,242	—	361,301,122
Australasia	—	51,075,724	—	51,075,724
Europe	—	323,216,380	—	323,216,380
Latin America	—	25,982,888	—	25,982,888
North America	—	48,640,654	—	48,640,654
All other equity investments*	3,498,985	137,256,606	—	140,755,591
Short-term investments	13,107,866	—	—	13,107,866
Total	$23,133,731	$963,971,468	$—	$987,105,199
Social Choice International Equity
Equity investments:
Asia	$—	$73,603,623	$—	$73,603,623
Australasia	—	18,037,906	—	18,037,906
Europe	4,132,101	133,501,250	—	137,633,351
All other equity investments*	—	28,354,108	—	28,354,108
Short-term investments	2,892,839	3,020,000	—	5,912,839
Futures contracts**	2,892	—	—	2,892
Total	$7,027,832	$256,516,887	$—	$263,544,719

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2019, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Growth & Income Fund
Equity contracts	Portfolio investments	$ 972,425	Written options	$(10,965,536)
Mid-Cap Growth Fund
Equity contracts	Portfolio investments	1,750,600	Written options	(2,317,925)
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts*	344,028
Social Choice Equity Fund
Equity contracts	Futures contracts*	339,520
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts*	20,069
Emerging Markets Equity Fund
Equity contracts	Portfolio investments	576,000	Written options	(304,000)
Social Choice International Equity Fund
Equity contracts	Futures contracts*	2,892

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2019, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Growth & Income Fund
Equity contracts	Purchased options	$ 352,036	$ 360,941
Equity contracts	Written options	4,487,554	5,936,703
Large-Cap Growth Fund
Equity contracts	Purchased options	(3,547,976)	—
Equity contracts	Written options	1,167,791	(20,689)
Mid-Cap Growth Fund
Equity contracts	Purchased options	(3,833,330)	(990,196)
Equity contracts	Written options	8,985,237	533,088
Mid-Cap Value Fund
Equity contracts	Purchased options	(2,161,164)	—
Equity contracts	Written options	628,836	—
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts	923,020	344,028
Social Choice Equity Fund
Equity contracts	Futures contracts	2,312,748	234,834
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts	247,558	7,791
Emerging Markets Equity Fund
Equity contracts	Purchased options	(6,827,917)	1,060,229
Equity contracts	Written options	2,776,552	430,104
Quant International Equity Fund
Equity contracts	Futures contracts	(1,486,774)	1,160,481
Social Choice International Equity Fund
Equity contracts	Futures contracts	99,762	(8,156)

120	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2019, the Growth & Income Fund, Large-Cap Growth Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund and Emerging Markets Equity Fund had exposure to options, based on underlying notional values, generally between 0% and 129% of net assets. The purchased and written options outstanding as of October 31, 2019 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2019, the Quant Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund and Social Choice International Equity Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 4% of net assets. The futures contracts outstanding as of October 31, 2019 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2019, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	121

Notes to financial statements

	Investment management fee range		Investment management fee—effective rate	Service agreement fee	Distribution fee			Maximum expense amounts‡
Fund				Retirement Class	Premier Class	Retail Class		Institutional Class		Advisor Class		Premier Class		Retirement Class		Retail Class		Class W§
Growth & Income*	0.300%–0.450%[a]		0.390%	0.250%	0.150%	0.250%		0.515%[a]		0.665%[a]		0.665%[a]		0.765%[a]		0.905%[a]		0.515%[a]
Large-Cap Growth*	0.300–0.450	[b]	0.400	0.250	0.150	0.250		0.515	[b]	0.665	[b]	0.665	[b]	0.765	[b]	0.905	[b]	0.515	[b]
Large-Cap Value*	0.300–0.450	[c]	0.400	0.250	0.150	0.250		0.505	[c]	0.655	[c]	0.655	[c]	0.755	[c]	0.895	[c]	0.505	[c]
Mid-Cap Growth*	0.290–0.480		0.450	0.250	0.150	0.250		0.550		0.700		0.700		0.800		0.940		—
Mid-Cap Value*	0.290–0.480	[d]	0.420	0.250	0.150	0.250		0.510	[d]	0.660	[d]	0.660	[d]	0.760	[d]	0.900	[d]	—
Quant Large-Cap Growth*	0.150–0.350		0.310	—	—	—		0.400		0.550		—		—		—		0.400
Quant Large-Cap Value*	0.150–0.350		0.310	—	—	—		0.400		0.550		—		—		—		0.400
Quant Small-Cap Equity*	0.270–0.460	[e]	0.400	0.250	0.150	0.250	[f]	0.490	[e]	0.640	[e]	0.640	[e]	0.740	[e]	0.840	[e]	0.490	[e]
Quant Small/Mid-Cap Equity*	0.270–0.460		0.450	0.250	0.150	0.250		0.530		0.680		0.680		0.780		0.920		0.530
Social Choice Equity	0.150	[g]	0.150	0.250	0.150	0.250		0.215	[g]	0.365	[g]	0.365	[g]	0.465	[g]	0.605	[g]	—
Social Choice Low Carbon Equity*	0.200–0.250	[h]	0.250	0.250	0.150	0.250		0.320		0.470		0.470		0.570		0.710		—
Emerging Markets Equity*	0.700–0.850		0.840	0.250	0.150	0.250		0.950		1.100		0.990	[i]	0.990	[i]	1.340		0.950
International Equity*	0.350–0.500		0.460	0.250	0.150	0.250		0.600		0.750		0.750		0.680	[j]	0.990		0.600
International Opportunities*	0.450–0.600		0.590	0.250	0.150	0.250		0.700		0.850		0.680	[k]	0.680	[k]	1.090		0.700
Quant International Equity*	0.200–0.400		0.380	—	—	—		0.500		0.650		—		—		—		0.500
Quant International Small-Cap Equity*	0.500–0.650	[l]	0.650	0.250	0.150	0.250		0.700		0.850		0.850		0.830	[l]	1.090		0.700
Social Choice International Equity*	0.250–0.300	[m]	0.300	0.250	0.150	0.250		0.400		0.550		0.550		0.650		0.790		—

*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 29, 2020. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees.
[a]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Growth & Income Fund. The investment management fee range after the waiver is 0.295%–0.445% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.520% for the Institutional Class, 0.670% for the Advisor Class and the Premier Class, 0.770% for the Retirement Class, 0.910% for the Retail Class, and 0.520% for Class W.
[b]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Large-Cap Growth Fund. The investment management fee range after the waiver is 0.295%–0.445% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.520% for the Institutional Class, 0.670% for the Advisor Class and the Premier Class, 0.770% for the Retirement Class 0.910% for the Retail Class, and 0.520% for Class W.
[c]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Large-Cap Value Fund. The investment management fee range after the waiver is 0.285%–0.435% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.500% for the Institutional Class, 0.650% for the Advisor Class and the Premier Class, 0.750% for the Retirement Class, 0.890% for the Retail Class, and 0.500% for Class W.
[d]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.250%–0.440% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.505% for the Institutional Class, 0.655% for the Advisor Class and the Premier Class, 0.755% for the Retirement Class, and 0.895% for the Retail Class.
[e]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Quant Small-Cap Equity Fund. The investment management fee range after the waiver is 0.230%–0.420% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.510% for the Institutional Class, 0.660% for the Advisor Class and the Premier Class, 0.760% for the Retirement Class, 0.870% for the Retail Class, and 0.510% for Class W.
[f]	Effective May 1, 2019, Nuveen Securities agreed to voluntarily waive a portion of the distribution Rule 12b-1 fee by 0.040% for the Retail Class of the Quant Small-Cap Equity Fund. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. The distribution fee after the waiver is 0.210%. Prior to May 1, 2019, the distribution fee cap was 0.220%.
[g]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Social Choice Equity Fund. The investment management fee after the waiver is 0.145% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.220% for the Institutional Class, 0.370% for the Advisor Class and the Premier Class, 0.470% for the Retirement Class, and 0.610% for the Retail Class. Effective October 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Social Choice Equity Fund and/or reimburse other expenses of the Social Choice Equity Fund in an amount equal to the total annual fund operating expenses paid by the Social Choice Equity Fund on investments by the Social Choice Equity Fund in Nuveen ESG Large-Cap ETF. This waiver and/or reimbursement is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[h]	Prior to March 1, 2019, the Social Choice Low Carbon Equity Fund investment management fee for all assets was 0.250% of daily average net assets.
I	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the expense cap in the Emerging Markets Equity Fund Premier Class and Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 1.100% for the Premier Class and 1.200% for the Retirement Class.
[j]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the expense cap in the International Equity Fund Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense cap was 0.850% for the Premier Class and Retirement Class.
[k]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the expense cap in the International Opportunities Fund Premier Class and Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense caps were 0.850% for the Premier Class and 0.950% for the Retirement Class.
[l]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the investment management fee for the Quant International Small-Cap Equity Fund. The investment management fee range after the waiver is 0.450%–0.600% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2019, the expense cap was 0.850% for the Retirement Class.
[m]	Prior to March 1, 2019, the Social Choice International Equity Fund investment management fee for all assets was 0.300% of daily average net assets.

122	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Income, reflected in Payment from affiliate on the Statement of Operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2019, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss )
Growth & Income	$60,287,040	$76,763,154	$4,152,293
Large-Cap Growth	22,719,079	35,301,042	634,283
Large-Cap Value	96,822,202	287,624,790	(339,308)
Mid-Cap Growth	17,788,272	30,302,954	7,689,999
Mid-Cap Value	203,706,876	56,017,628	11,307,770
Quant Large-Cap Growth	75,140,042	72,337,250	1,848,893
Quant Large-Cap Value	61,556,353	37,718,947	79,056
Quant Small-Cap Equity	38,117,324	46,847,128	4,441,662
Quant Small/Mid-Cap Equity	6,700,661	56,823,029	3,119,708
Social Choice Equity	76,986,181	19,363,462	2,939,553
Social Choice Low Carbon Equity	23,908,752	1,238,278	(175,096)
Emerging Markets Equity	21,126,575	16,545,737	(2,019,724)
International Equity	5,486,400	41,530,006	(10,315,629)
International Opportunities	3,272,466	2,273,390	1,289,859
Quant International Equity	42,212,642	34,942,433	146,335
Social Choice International Equity	13,146,855	269,481	(102,285)

During the year ended October 31, 2019, TIAA received total proceeds of $2,195,100 from redemptions from the Quant Small/Mid-Cap Equity Fund.

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds with the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2019:

Underlying Fund	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Growth & Income	54%	2%	1%	4%	61%
Large-Cap Growth	53	3	1	2	59
Large-Cap Value	51	2	1	7	61
Mid-Cap Growth	—	—	—	15	15
Mid-Cap Value	—	—	—	14	14
Quant Large-Cap Growth	93	2	2	—	97
Quant Large-Cap Value	95	2	2	—	99
Quant Small-Cap Equity	26	—	—	8	34
Quant Small/Mid-Cap Equity	91	4	2	—	97
Social Choice Equity	—	—	—	4	4
Emerging Markets Equity	74	3	2	2	81
International Equity	30	1	1	8	40
International Opportunities	83	3	2	—	88
Quant International Equity	93	3	2	—	98
Quant International Small-Cap Equity	93	3	2	—	98

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2018	Purchases cost	Sales proceeds	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)	Dividend income	Shares at October 31, 2019	Value at October 31, 2019
Emerging Markets Equity Fund
Common stock
Uruguay
Arcos Dorados Holdings, Inc	$57,527,119	$21,126,575	$13,200,212	$(2,161,951)		$5,747,606		$750,405	9,242,187	$69,039,137

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	123

Notes to financial statements

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities. As of October 31, 2019, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At October 31, 2019, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Growth & Income	$83,147,087	$70,980,431		$16,949,570	$87,930,001
Mid-Cap Growth	39,991,575	32,613,068		9,282,493	41,895,561
Mid-Cap Value	35,893,071	35,833,353		1,030,679	36,864,032
Quant Large-Cap Growth	4,389,791	6,481,932		—	6,481,932
Quant Large-Cap Value	6,186,206	6,404,821		60,741	6,465,562
Quant Small-Cap Equity	107,851,888	90,417,346		23,306,993	113,724,339
Quant Small/Mid-Cap Equity	8,213,932	4,308,931		4,271,211	8,580,142
Social Choice Equity	30,097,707	23,990,193		7,175,896	31,166,089
Social Choice Low Carbon Equity	1,100,991	955,631		216,239	1,171,870
Emerging Markets Equity	15,533,125	15,511,179		1,990,744	17,501,923
International Equity	44,475,093	47,316,493		—	47,316,493
International Opportunities	139,033,984	68,725,012		78,564,612	147,289,624
Quant International Equity	20,453,853	21,536,389		—	21,536,389
Quant International Small-Cap Equity	29,818,329	13,107,866		18,863,848	31,971,714
Social Choice International Equity	3,997,315	2,892,839		1,348,116	4,240,955

*	May include cash and investment of cash collateral.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2019, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation	)
Growth & Income	$4,462,012,462	$2,224,763,389	$(108,240,779)	$2,116,522,610
Large-Cap Growth	3,601,797,371	2,134,300,019	(45,149,765)	2,089,150,254
Large-Cap Value	4,684,512,987	1,082,393,343	(105,015,345)	977,377,998
Mid-Cap Growth	1,183,349,660	283,075,028	(57,335,950)	225,739,078
Mid-Cap Value	2,487,497,005	571,486,466	(193,805,760)	377,680,706
Quant Large-Cap Growth	1,904,276,995	1,004,975,845	(33,559,973)	971,415,872
Quant Large-Cap Value	2,332,446,845	421,543,855	(87,556,926)	333,986,929
Quant Small-Cap Equity	2,839,024,979	426,842,516	(228,703,085)	198,139,431
Quant Small/Mid-Cap Equity	593,631,642	123,244,058	(27,662,937)	95,581,121
Social Choice Equity	3,570,985,016	1,307,042,959	(162,613,645)	1,144,429,314
Social Choice Low Carbon Equity	197,998,516	36,362,778	(6,518,208)	29,844,570
Emerging Markets Equity	1,452,127,907	191,431,765	(62,664,847)	128,766,918
International Equity	4,622,855,063	498,608,663	(270,071,950)	228,536,713
International Opportunities	1,464,512,597	479,860,979	(64,895,794)	414,965,185
Quant International Equity	1,775,705,848	223,008,448	(37,870,008)	185,138,440
Quant International Small-Cap Equity	924,038,220	106,842,752	(43,775,773)	63,066,979
Social Choice International Equity	250,629,031	19,946,063	(7,030,375)	12,915,688

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2019 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Growth & Income	$4,443,462,680	$4,993,334,798
Large-Cap Growth	5,203,049,444	5,266,858,611
Large-Cap Value	4,661,918,424	5,628,103,809
Mid-Cap Growth	1,137,871,973	1,360,049,506
Mid-Cap Value	2,528,724,086	3,290,950,305
Quant Large-Cap Growth	3,111,899,999	3,104,346,024
Quant Large-Cap Value	3,752,024,986	3,776,800,475
Quant Small-Cap Equity	3,070,764,945	3,640,894,092
Quant Small/Mid-Cap Equity	540,708,170	569,069,143
Social Choice Equity	1,428,607,166	875,995,447
Social Choice Low Carbon Equity	136,165,884	45,461,033
Emerging Markets Equity	1,941,086,919	2,013,025,419
International Equity	5,204,772,077	4,980,030,884
International Opportunities	566,914,186	436,156,621
Quant International Equity	2,082,546,820	2,037,418,405
Quant International Small-Cap Equity	846,591,817	791,548,075
Social Choice International Equity	196,375,633	12,482,298

124	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2019 and October 31, 2018 was as follows:

	10/31/2019			10/31/2018
	Ordinary	Long-term		Ordinary	Long-term
Fund	income	capital gains	Total	income	capital gains	Total
Growth & Income	$122,383,514	$411,762,031	$534,145,545	$129,654,461	$168,838,694	$298,493,155
Large-Cap Growth	84,449,185	501,749,128	586,198,313	65,745,643	134,710,578	200,456,221
Large-Cap Value	182,078,830	469,076,115	651,154,945	194,702,897	254,369,511	449,072,408
Mid-Cap Growth	93,308,944	89,843,975	183,152,919	90,483,396	52,698,566	143,181,962
Mid-Cap Value	73,242,843	415,675,809	488,918,652	63,951,788	293,428,515	357,380,303
Quant Large-Cap Growth	86,199,133	123,181,003	209,380,136	80,349,026	83,629,217	163,978,243
Quant Large-Cap Value	65,368,570	54,085,628	119,454,198	92,381,556	65,815,477	158,197,033
Quant Small-Cap Equity	160,470,259	349,804,465	510,274,724	144,925,595	236,042,033	380,967,628
Quant Small/Mid-Cap Equity	23,747,084	45,928,773	69,675,857	35,024,075	1,171,488	36,195,563
Social Choice Equity	63,821,597	249,212,381	313,033,978	53,632,226	61,988,984	115,621,210
Social Choice Low Carbon Equity	2,099,033	4,111,034	6,210,067	1,381,149	745,230	2,126,379
Emerging Markets Equity	10,068,401	55,092,110	65,160,511	10,909,222	48,051,055	58,960,277
International Equity	92,128,677	191,353,881	283,482,558	53,463,627	66,676,798	120,140,425
International Opportunities	22,142,320	—	22,142,320	17,838,381	—	17,838,381
Quant International Equity	59,549,907	75,189,265	134,739,172	58,367,522	—	58,367,522
Quant International Small-Cap Equity	27,458,794	25,744,003	53,202,797	58,798,457	—	58,798,457
Social Choice International Equity	1,443,279	—	1,443,279	1,076,225	18,829	1,095,054

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryover	Total
Growth & Income	$30,058,967	$316,910,785	$2,116,513,172		$—	$2,463,482,924
Large-Cap Growth	29,509,794	226,841,951	2,089,146,391		—	2,345,498,136
Large-Cap Value	105,447,911	—	977,375,842		(27,771,492)	1,055,052,261
Mid-Cap Growth	1,086,760	143,640,886	225,739,078		—	370,466,724
Mid-Cap Value	53,955,659	443,383,102	377,684,454		—	875,023,215
Quant Large-Cap Growth	31,496,506	149,023,533	971,415,872		—	1,151,935,911
Quant Large-Cap Value	59,167,576	128,003,322	333,986,929		—	521,157,827
Quant Small-Cap Equity	23,604,261	117,848,183	198,139,431		—	339,591,875
Quant Small/Mid-Cap Equity	7,141,512	33,048,151	95,581,120		—	135,770,783
Social Choice Equity	76,027,471	138,959,098	1,144,429,314		—	1,359,415,883
Social Choice Low Carbon Equity	2,469,379	3,336,541	29,844,570		—	35,650,490
Emerging Markets Equity	30,994,291	—	128,236,849		(18,895,755)	140,335,385
International Equity	85,061,013	—	228,579,579		(273,328,275)	40,312,317
International Opportunities	26,011,771	—	414,505,393		(65,857,536)	374,659,628
Quant International Equity	62,230,017	—	185,136,552		(117,344,051)	130,022,518
Quant International Small-Cap Equity	35,507,986	—	63,073,477		(120,858,939)	(22,277,476)
Social Choice International Equity	4,077,664	—	12,921,624		(1,044,625)	15,954,663

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2019, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2019, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total
Large-Cap Value	$27,771,492	$—	$27,771,492
Emerging Markets Equity	18,895,755	—	18,895,755
International Equity	155,912,112	117,416,163	273,328,275
International Opportunities	65,857,536	—	65,857,536
Quant International Equity	111,331,281	6,012,770	117,344,051
Quant International Small-Cap Equity	70,392,399	50,466,540	120,858,939
Social Choice International Equity	727,548	317,077	1,044,625

For the year ended October 31, 2019, the International Opportunities Fund utilized $17,242,748 of short-term capital loss carryover available from prior years.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	125

Notes to financial statements	concluded

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2019, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 18, 2019 expiring on June 16, 2020, replacing the previous $1.25 billion facility, which expired June 2019. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2019, there were no borrowings under this credit facility by the Funds.

Note 10—subsequent event

Advisors has agreed to implement a voluntary waiver reducing the Quant Large-Cap Value Fund management fee breakpoint schedule effective through April 30, 2020. During this period, the waiver will range from 0.01% to 0.03% of daily average net assets of the Fund based upon the total investment by certain other funds in the Trust in the Nuveen Dividend Value Fund, a series of Nuveen Investments Funds, Inc., reaching certain net asset breakpoints. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.

126	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund , TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund (seventeen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	127

Important tax information (unaudited)

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Fund	Long-term capital gains
Growth & Income	$434,573,027
Large-Cap Growth	512,822,242
Large-Cap Value	469,076,115
Mid-Cap Growth	100,463,978
Mid-Cap Value	494,004,574
Quant Large-Cap Growth	131,418,745
Quant Large-Cap Value	60,580,827
Quant Small-Cap Equity	363,795,858
Quant Small/Mid-Cap Equity	48,313,082
Social Choice Equity	260,172,784
Social Choice Low Carbon Equity	4,111,034
Emerging Markets Equity	55,092,110
International Equity	191,353,881
International Opportunities	—
Quant International Equity	75,189,265
Quant International Small-Cap Equity	25,744,003
Social Choice International Equity	—

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Growth & Income	100.0%
Large-Cap Growth	51.6
Large-Cap Value	73.1
Mid-Cap Growth	10.9
Mid-Cap Value	70.6
Quant Large-Cap Growth	37.6
Quant Large-Cap Value	84.9
Quant Small-Cap Equity	17.7
Quant Small/Mid-Cap Equity	21.5
Social Choice Equity	92.6
Social Choice Low Carbon Equity	88.1
Emerging Markets Equity	92.8
International Equity	100.0
International Opportunities	80.6
Quant International Equity	83.9
Quant International Small-Cap Equity	80.4
Social Choice International Equity	100.0

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Growth & Income	76.6%
Large-Cap Growth	48.0
Large-Cap Value	66.0
Mid-Cap Growth	9.2
Mid-Cap Value	61.0
Quant Large-Cap Growth	37.6
Quant Large-Cap Value	82.3
Quant Small-Cap Equity	16.4
Quant Small/Mid-Cap Equity	21.6
Social Choice Equity	88.1
Social Choice Low Carbon Equity	84.5
Emerging Markets Equity	1.3
International Equity	0.0
International Opportunities	0.8
Quant International Equity	0.0
Quant International Small-Cap Equity	0.0
Social Choice International Equity	0.0

The Emerging Markets Equity, International Equity, International Opportunities, Quant International Equity, Quant International Small-Cap Equity, and Social Choice International Equity Funds received income from foreign sources during the year ended October 31, 2019 of $35,342,478 ($0.25993 per share), $95,147,132 ($0.21331 per share), $23,581,157 ($0.17655 per share), $56,043,574 ($0.21499 per share), $30,196,313 ($0.31690 per share), and $4,263,807 ($0.18165 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2019 of $3,754,419 ($0.02761 per share), $9,224,711 ($0.02068 per share), $1,821,344 ($0.01364 per share), $3,654,153 ($0.01402 per share), $2,859,379 ($0.03001 per share), and $299,340 ($0.01275 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2019, which will be reported in conjunction with your 2019 Form 1099-DIV.

By early 2020, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

128	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

2019 special meeting (unaudited)

TIAA-CREF Funds

Trustees

On July 17, 2019, at a special meeting of TIAA-CREF Funds participants, the following persons were elected to serve on the Board of Trustees:

Nominee	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Forrest Berkley	7,019,429,645.179	98.738	29,336,564.729	0.413	60,384,844.503	0.849
Joseph A. Boateng	7,017,678,997.349	98.713	30,608,382.947	0.431	60,863,674.115	0.856
Janice C. Eberly	7,030,450,351.958	98.893	24,897,324.187	0.350	53,803,378.266	0.757
Nancy A. Eckl	7,031,086,911.078	98.902	23,805,175.211	0.335	54,258,968.122	0.763
Michael A. Forrester	7,012,679,322.201	98.643	34,732,512.165	0.489	61,739,220.046	0.868
Howell E. Jackson	7,015,296,260.772	98.680	33,410,840.029	0.470	60,443,953.610	0.850
Thomas J. Kenny	7,014,459,180.378	98.668	32,601,855.843	0.459	62,090,018.190	0.873
James M. Poterba	7,016,956,092.704	98.703	33,014,873.896	0.464	59,180,087.811	0.832
Maceo K. Sloan	7,016,148,774.432	98.692	32,646,874.224	0.459	60,355,405.754	0.849
Laura T. Starks	7,032,899,556.712	98.927	24,219,056.061	0.341	52,032,441.638	0.732

Joseph A. Boateng was elected to office. Forrest Berkley, Janice C. Eberly, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks continued in office.

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Funds.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	129

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2019

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and certain funds advised by American Beacon Advisors, Inc.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	89	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004– 2010), Managing Director (1999–2004), and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	89	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); and Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. President and Chief Executive Officer (since 2008), and Program Director (1990–2008), National Bureau of Economic Research.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

130	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	89	N/A
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, President and Chief investment Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Investment Officer, Nuveen Global Investments and Senior Managing Director, President, Global Investments, TIAA.

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	131

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2019

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President, Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

132	2019 Annual Report ■ TIAA-CREF Funds: Equity Funds

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Funds ■ 2019 Annual Report	133

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF

Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2019 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

PRESORTED STANDARD U.S. POSTAGE PAID TIAA
730 Third Avenue
New York, NY 10017-3206

We’re fond of paper…in its original form. Switch to eDelivery at TIAA.org/eDelivery

Printed on paper containing recycled fiber

978204	A12446 (12/19)

730 Third Avenue
New York, NY 10017-3206

Printed on paper containing recycled fiber

978204	A12446 (12/19)

730 Third Avenue
New York, NY 10017-3206

978204	A12446 (12/19)

TIAA-CREF	October 31,
Funds	2019

TIAA-CREF

Equity Index Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	—
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX

Annual
Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2019. The report contains four main sections:

•	A letter from Brad Finkle, Chief Operating Officer, Nuveen; President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2019.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	3

Brad Finkle

Letter to investors

Domestic and international stock markets posted double-digit returns for the twelve months ended October 31, 2019. Markets faced concerns over the economic outlook at the start of the period, but the U.S. economy expanded and the Federal Reserve shifted to a more favorable monetary policy—a combination that bolstered U.S. equity markets. Several major foreign economies encountered similar economic concerns but continued to grow throughout 2019. For the twelve months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, returned 13.5%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE® Index, which tracks stocks in 21 developed-markets nations outside North America, gained 11.0%.
•	The MSCI Emerging Markets Index, which represents the performance of stocks in 26 developing nations, advanced 11.9%.
•	Institutional Class returns for all seven of the TIAA-CREF Equity Index Funds were positive. Two of the funds outperformed their respective benchmarks for the period.

Economic growth, shifting monetary policy lifted U.S. stocks

Continued economic growth and a shift in monetary policy by the Fed helped U.S. equities to recover from early setbacks and finish the twelve-month period with solid returns. Unemployment was near a half-century low, and inflation remained moderate.

Domestic stocks declined during the first two months of the period, hurt by concerns about a potential slowdown in growth. But the Fed indicated a more cautious approach regarding future interest-rate increases in January 2019, helping to spark a powerful recovery in later months. The Fed followed up by lowering short-term interest rates three times as the year progressed.

For the twelve months, large-cap stocks outperformed small caps. Growth shares surpassed value stocks across all market capitalization sizes. (Returns by investment style and capitalization size are based on the Russell indexes.)

Stocks in international developed markets rose as global growth continued

International developed equity markets were lifted by continued economic growth. The 19-nation euro area expanded, though at a slower pace than in 2018. Unemployment in the euro area fell to an eleven-year low, and the jobless rate in the broader 28-nation European Union declined to its lowest level since data was first collected in 2000. Unemployment in the United Kingdom fell to 3.8% in the three months ended September 2019—its lowest rate since 1974.

The European Central Bank responded to slowing economic growth with a plan to buy more than $20 billion in bonds per month as a stimulus measure. The Bank of England left its benchmark interest rate unchanged at 0.75%.

Emerging markets outpaced foreign developed markets but lagged U.S. stocks

Emerging-markets stocks recovered from declines early in the period to post healthy gains. The broad-based emerging-markets advance lifted equities in 19 of 26 countries as tracked by the MSCI Emerging Markets Index. Many benefited from renewed confidence in global economic growth. China, one of the largest nations, reported decelerating growth in 2019, but the country’s economy still expanded by 6.0% during the third quarter of the year.

4	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

All seven index funds gained ground

All seven TIAA-CREF Equity Index Funds advanced for the period. Each fund invests in a portfolio that attempts to match the risk and return characteristics of its benchmark index at a low cost per invested dollar. The funds’ performance includes a deduction for expenses, while the returns of their respective indexes do not. The funds’ twelve-month returns ranged from 17.0% for the Large-Cap Growth Index Fund to 5.0% for the Small-Cap Blend Index Fund. (All fund returns are for the Institutional Class.)

Large and growth-oriented stocks generally provided the biggest gains. The Large-Cap Growth Index Fund was the best performer, while its value counterpart, the Large-Cap Value Index Fund, posted a lower 11.1% return as value-oriented stocks delivered more muted results. The S&P 500 Index Fund and the Equity Index Fund rose 14.3% and 13.5%, respectively, for the twelve-month period.

In the small-cap equity space, the Small-Cap Blend Index Fund gained 5.0% and outpaced the Russell 2000® Index.

Among TIAA-CREF’s international equity index portfolios, the Emerging Markets Equity Index Fund gained 11.6%. The International Equity Index Fund climbed 11.2%, surpassing the MSCI EAFE® Index.

A detailed overview of the financial markets during the twelve-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Stay focused on long-term investment goals

While the future is always uncertain, we believe it’s possible that the year ahead—with the many twists and turns of the presidential and congressional campaigns—may cause an increase in market volatility. Economic policy, wealth and taxes could be subjects of intense debate, and interest rates and international trade relations may become campaign issues. How markets react to the media coverage is difficult to determine because volatility always ebbs and flows.

As a result, we believe the best approach in dealing with the inevitable changes in market conditions is to remain focused on your long-term financial goals. History has shown that maintaining exposure to a wide array of asset classes is a sensible approach for long-term investors. In our view, a diversified portfolio of stocks in a professionally managed mutual fund or group of funds can be a prudent way to help achieve that goal. Keep in mind that while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have questions or concerns and would like to discuss the current status of your portfolio, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Chief Operating Officer, Nuveen

President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	5

Market monitor

U.S., international stocks posted double-digit returns

For the twelve months ended October 31, 2019, U.S. and international equity markets recorded solid gains while global economies continued to grow. The Russell 3000® Index, a broad measure of U.S. stock market performance, advanced 13.5%. International developed markets, as measured by the MSCI EAFE® Index, also had solid double-digit returns but lagged the Russell 3000. Emerging markets recorded modestly higher gains than the MSCI EAFE.

Strong labor market helped drive U.S. economy

Real gross domestic product (GDP), which measures the value of all goods and services produced in the nation, grew at an annualized rate of 1.1% over the final quarter of 2018. The economy got off to a stronger start in 2019 but growth slowed later in the year. GDP grew by 3.1% during the first quarter of 2019 before slowing to 2.0% in the second quarter and 1.9% during the third (third-quarter growth was the government’s “advance” estimate). Consumer spending, which accounts for two-thirds of all economic activity, grew at a solid pace for all quarters of the period, but business investment declined in the second and third quarters of 2019.

The historically strong U.S. labor market drove the unemployment rate down to 3.5% in September—its lowest level in almost 50 years—before finishing the period at 3.6% in October. Wages grew by 3.0% over the twelve months.

Inflation remained moderate. Annualized core inflation, which includes all items except food and energy, was 2.3% in October. The price per barrel of West Texas Intermediate crude oil declined from more than $63 on November 1, 2018, to just over $54 on October 31, 2019. The value of the U.S. dollar was mixed against most major global currencies during the period.

Large-cap stocks and growth equities provided strongest returns

In the U.S. equity market, large-cap stocks outperformed small- and mid-cap shares, while growth equities outpaced value stocks in all size categories. Large-cap shares advanced 14.2%, while mid- and small-cap equities gained 13.7% and 4.9%, respectively. Among large caps, growth stocks advanced 17.1%, while value stocks returned 11.2%. In the mid-cap category, growth stocks gained 18.9% and value shares earned 10.1%. Small-cap growth equities gained 6.4%, while small-cap value stocks returned 3.2%. (Returns by investment style and capitalization size are based on Russell indexes.)

International stocks in both developed and emerging markets recovered from early losses and posted double-digit gains. The MSCI EAFE Index, which tracks stock performance in 21 developed-markets countries outside

North America, gained 11.0% for the twelve-month period. The MSCI Emerging Markets Index returned 11.9%.

U.S. stocks bounced back after early setback

U.S. equity markets fell early in the period on concerns about future economic growth, but they rebounded dramatically at the start of 2019 when the Federal Reserve signaled a shift in monetary policy. As 2019 began, the Fed, which had raised the federal funds target rate nine times since December 2015, adopted a “patient” approach toward further increases in the key short-term interest-rate measure. Later in the year, policymakers lowered the fed funds target rate three times, to 1.50%–1.75%. They cited concerns about slowing economic growth around the world, as well as continuing U.S.-China trade tensions.

The European economy continued to grow but expanded at a slower pace in the second and third quarters of 2019. The 19-nation euro area’s GDP grew by 1.1% during the third quarter of 2019, compared with the same period in the previous year, according to a preliminary estimate. China reported third-quarter GDP growth of 6.0%, the country’s slowest quarterly rate since the first quarter of 1992. The European Central Bank lowered a key benchmark interest rate in September 2019 and said it would restart a stimulative bond-buying program in November.

Global equities climbed higher

U.S. large- and mid-cap stocks outperformed as growth topped value; foreign developed and emerging markets also advanced

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Twelve-month returns as of October 31, 2019.

6	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT or Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 26 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019–October 31, 2019).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	9

Equity Index Fund

Expense example

Six months ended October 31, 2019

Equity Index Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,034.31	$0.26
Advisor Class	1,000.00	1,033.38	0.97
Premier Class	1,000.00	1,032.98	1.02
Retirement Class	1,000.00	1,032.88	1.54
Retail Class	1,000.00	1,032.77	1.69
Class W	1,000.00	1,034.29	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
Retail Class	1,000.00	1,023.54	1.68
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class, 0.33% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	21.7
Health care	13.8
Financials	13.5
Consumer discretionary	10.2
Industrials	10.0
Communication services	9.4
Consumer staples	6.6
Real estate	4.2
Energy	4.0
Utilities	3.4
Materials	2.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2019

The Equity Index Fund returned 13.47% for the Institutional Class, compared with the 13.49% return of its benchmark, the Russell 3000® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000 Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology led the benchmark higher

Ten of the eleven industry sectors in the Russell 3000 Index advanced for the twelve months. The real estate and utilities sectors produced the strongest gains, climbing 25.0% and 23.0%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology—the benchmark’s largest sector—rose 22.7% and contributed most to the index’s return for the period. Communication services and industrials also made a sizable impact with each returning 14.8%. Together, these five sectors accounted for almost one-half of the index’s total market capitalization on October 31, 2019. Energy was the sole decliner, returning –14.8%, amid a decrease in oil prices.

Four of the benchmark’s five largest stocks outperformed

For the twelve-month period, four of the five largest stocks in the Russell 3000 Index produced gains that surpassed the overall return of the benchmark. Microsoft advanced the most, propelled by strong performance in its cloud-computing business, while Facebook experienced robust growth in advertising revenue. Alphabet (the parent company of Google) and Apple also outperformed. Amazon.com recorded a double-digit gain but trailed the index.

10	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	13.47%	10.30%		13.57%		0.05%	0.05%
Advisor Class	12/4/15	13.26	10.22	†	13.53	†	0.19	0.19
Premier Class	9/30/09	13.28	10.12		13.40		0.20	0.20
Retirement Class	3/31/06	13.18	10.01		13.28		0.30	0.30
Retail Class	3/31/06	13.15	9.97		13.25		0.33	0.33
Class W	9/28/18	13.48	10.31	†	13.58	†	0.05	0.00
Russell 3000® Index	—	13.49	10.31		13.62		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	60.1
More than $15 billion–$50 billion	19.8
More than $2 billion–$15 billion	16.8
$2 billion or less	3.3
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$22.41 billion
Portfolio turnover rate	4%
Number of holdings	2,770
Weighted median market capitalization	$81.68 billion
Price/earnings ratio (weighted 12-month trailing average)†	24.8
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	11

Large-Cap Growth Index Fund

Expense example

Six months ended October 31, 2019

Large-Cap Growth Index Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,044.33	$0.31
Advisor Class	1,000.00	1,043.47	0.93
Retirement Class	1,000.00	1,042.81	1.60
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Advisor Class	1,000.00	1,024.30	0.92
Retirement Class	1,000.00	1,023.64	1.58
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.06% for the Institutional Class, 0.18% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Information technology	37.7
Health care	14.5
Consumer discretionary	14.1
Communication services	11.4
Industrials	9.5
Consumer staples	4.8
Financials	3.7
Real estate	2.5
Materials	1.4
Energy	0.3
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2019

The Large-Cap Growth Index Fund returned 17.03% for the Institutional Class, compared with the 17.10% return of its benchmark, the Russell 1000® Growth Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology propelled the benchmark higher

Nine of the ten industry sectors in the Russell 1000 Growth Index (utilities are no longer represented) advanced for the twelve months. Information technology—the biggest sector, representing more than one-third of the index’s total market capitalization on October 31, 2019—surged 22.3% and contributed over 40.0% of the index’s return for the period. The real estate and materials sectors generated the strongest gains, climbing 27.8% and 26.6%, respectively. Energy was the sole decliner, returning –18.1% amid a decrease in oil prices. Health care rose 8.2% and was the second-worst performer, impacted by the prospect of increased government regulation.

Two of the benchmark’s five largest stocks outperformed

For the twelve-month period, two of the five largest stocks in the Russell 1000 Growth Index produced returns that exceeded the overall return of the index. They were Microsoft, which benefited from strength in its cloud-computing business, and Facebook, which experienced robust growth in advertising revenue. Alphabet (the parent company of Google), Apple and Amazon.com registered double-digit returns but lagged the index.

12	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

Large-Cap Growth Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	17.03%	13.37%		15.33%		0.05%	0.05%
Advisor Class	12/4/15	16.90	13.27	†	15.28	†	0.19	0.19
Retirement Class	10/1/02	16.75	13.08		15.04		0.30	0.30
Russell 1000® Growth Index	—	17.10	13.43		15.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	73.1
More than $15 billion–$50 billion	17.0
More than $2 billion–$15 billion	9.8
$2 billion or less	0.1
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$7.59 billion
Portfolio turnover rate	28%
Number of holdings	532
Weighted median market capitalization	$122.21 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.8
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	13

Large-Cap Value Index Fund

Expense example

Six months ended October 31, 2019

Large-Cap Value Index Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,030.09	$0.26
Advisor Class	1,000.00	1,029.65	0.97
Retirement Class	1,000.00	1,028.59	1.53
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Retirement Class	1,000.00	1,023.69	1.53
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2019
Financials	24.1
Health care	12.6
Industrials	9.6
Consumer staples	8.9
Communication services	8.2
Energy	8.0
Utilities	6.8
Information technology	6.1
Consumer discretionary	5.9
Real estate	5.5
Materials	4.2
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2019

The Large-Cap Value Index Fund returned 11.13% for the Institutional Class, compared with the 11.21% return of its benchmark, the Russell 1000® Value Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Benchmark sectors exhibited broad strength

Ten of the eleven industry sectors in the Russell 1000 Value Index posted gains for the twelve months. Real estate and utilities were the best-performing sectors, rising 25.2% and 23.0%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology, up 22.9%, also performed exceptionally well. Financials—the largest sector in the index—climbed a relatively subdued 10.5% but was the top contributor to the index’s return. Together, these four sectors accounted for more than 40.0% of the benchmark’s total market capitalization on October 31, 2019. Energy was the worst-performing sector for the period, returning –12.5% amid a decline in oil prices.

Two of the benchmark’s five largest stocks outperformed

For the twelve-month period, returns for two of the five largest stocks in the Russell 1000 Value Index surpassed the overall return of the benchmark. They were Procter & Gamble, which benefited from robust consumer spending on household products, and JPMorgan Chase, which experienced strength in its retail banking operations. Returns for the remaining three stocks were mixed. Berkshire Hathaway generated a modest gain, while Exxon Mobil and Johnson & Johnson declined.

14	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

Large-Cap Value Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	11.13%	7.55%		11.88%		0.05%	0.05%
Advisor Class	12/4/15	11.00	7.46	†	11.83	†	0.19	0.19
Retirement Class	10/1/02	10.85	7.28		11.61		0.30	0.30
Russell 1000® Value Index	—	11.21	7.61		11.96		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2019
More than $50 billion	54.1
More than $15 billion–$50 billion	26.7
More than $2 billion–$15 billion	19.0
$2 billion or less	0.2
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$6.91 billion
Portfolio turnover rate	38%
Number of holdings	768
Weighted median market capitalization	$58.91 billion
Price/earnings ratio (weighted 12-month trailing average)†	20.0
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	15

S&P 500 Index Fund

Expense example

Six months ended October 31, 2019

S&P 500 Index Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period* (5/1/19– 10/31/19)
Actual return
Institutional Class	$1,000.00	$1,041.18	$0.26
Advisor Class	1,000.00	1,040.62	0.98
Retirement Class	1,000.00	1,039.90	1.54
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Retirement Class	1,000.00	1,023.69	1.53
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
% of net assets
Sector	as of 10/31/2019
Information technology	22.2
Health care	13.9
Financials	13.0
Communication services	10.4
Consumer discretionary	10.0
Industrials	9.1
Consumer staples	7.4
Energy	4.3
Utilities	3.5
Real estate	3.1
Materials	2.7
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the twelve months ended October 31, 2019

The S&P 500 Index Fund returned 14.27% for the Institutional Class, compared with the 14.33% return of its benchmark, the S&P 500® Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 13.49%. A portion of the Russell 3000 Index consists of small-cap equities, which underperformed large caps for the period.

Information technology led the benchmark higher

Ten of the eleven industry sectors in the S&P 500 Index posted positive results for the twelve months. The smaller real estate and utilities sectors performed best with gains of 26.7% and 23.7%, respectively. Bond yields declined throughout much of the period, spurring demand for real estate and utilities stocks, which generally have above-average dividend yields. Information technology—the index’s largest sector—advanced 22.6%, followed by consumer discretionary and communication services, with returns of 15.8% and 15.5%, respectively. Together, these five sectors made up almost one-half of the index’s total market capitalization on October 31, 2019. Energy was the sole decliner, returning –11.0% amid a decrease in oil prices.

Four of the benchmark’s five largest stocks outperformed

For the twelve-month period, four of the five largest stocks in the S&P 500 Index generated sizable returns that exceeded the overall performance of the benchmark. Microsoft advanced the most, benefiting from strength in its cloud-computing business, while Facebook experienced robust growth in advertising revenue. Alphabet (the parent company of Google) and Apple also outperformed. Amazon.com posted a double-digit gain but trailed the index.

16	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

S&P 500 Index Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	14.27%	10.71%		13.62%		0.05%	0.05%
Advisor Class	12/4/15	14.12	10.62	†	13.57	†	0.20	0.20
Retirement Class	10/1/02	14.01	10.44		13.33		0.30	0.30
S&P 500® Index	—	14.33	10.78		13.70		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	71.1
More than $15 billion–$50 billion	22.3
More than $2 billion–$15 billion	6.6
Total	100.0

Fund profile

as of 10/31/2019
Net assets	$5.51 billion
Portfolio turnover rate	5%
Number of holdings	507
Weighted median market capitalization	$119.97 billion
Price/earnings ratio (weighted 12-month trailing average)†	22.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	17

Small-Cap Blend Index Fund

Expense example

Six months ended October 31, 2019

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Small-Cap Blend	value	value	(5/1/19–
Index Fund	(5/1/19)	(10/31/19)	10/31/19)
Actual return
Institutional Class	$1,000.00	$989.36	$0.30
Advisor Class	1,000.00	988.87	1.05
Retirement Class	1,000.00	987.96	1.55
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Advisor Class	1,000.00	1,024.15	1.07
Retirement Class	1,000.00	1,023.64	1.58
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.06% for the Institutional Class, 0.21% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2019
Financials	18.8
Health care	16.4
Industrials	16.0
Information technology	13.5
Consumer discretionary	11.1
Real estate	8.2
Utilities	4.0
Materials	3.8
Energy	3.0
Consumer staples	2.7
Communication services	2.4
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2019

The Small-Cap Blend Index Fund returned 4.98% for the Institutional Class, compared with the 4.90% return of its benchmark, the Russell 2000® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return outperformed that of its benchmark index. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

U.S. equities gained amid slower economic growth

The U.S. economy continued to expand over the twelve months, but its growth decelerated for most of the reporting period. Unemployment was 3.6% in October 2019, after dipping to 3.5% in September—its lowest level in nearly half a century. The price of oil decreased for the period, while core inflation, which includes all items except food and energy, rose to an annualized rate of 2.3% in October 2019.

Equity markets declined early in the period amid concerns about continued economic growth, but they recovered after the Federal Reserve indicated a shift in monetary policy. The Fed had raised the federal funds target rate in December 2018, but it adopted a “patient” approach toward further action in January 2019. The Fed then reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October to 1.50%–1.75%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, gained 13.49%. Large-cap stocks outperformed smaller equities, and growth shares surpassed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology led the benchmark higher

Six of the eleven industry sectors in the Russell 2000 Index posted positive results for the twelve months. Information technology—the index’s fourth-largest sector—performed best with a gain of 23.5%. Industrials advanced 10.6%, while financials, the benchmark’s largest sector, gained 6.0%. The smaller utilities and real estate sectors generated the second- and third-largest returns at 23.2% and 18.4%, respectively. Bond yields declined throughout much of the period, spurring demand for utilities and real estate stocks, which generally have above-average dividend yields. Together, these five sectors made up nearly 60.0% of the benchmark’s total market capitalization on October 31, 2019. Energy, communication services, consumer staples, health care and materials all posted losses for the period.

All of the benchmark’s five largest stocks outperformed

For the twelve-month period, all of the five largest stocks in the Russell 2000 index generated sizable returns that exceeded the overall performance of the benchmark. Oncology company Novocure advanced the most with triple-digit returns, followed by power-generating equipment maker Generac. First Industrial Realty, hematology firm Haemonetics and virtual health care provider Teladoc Health also outperformed with double-digit gains.

18	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

Small-Cap Blend Index Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	4.98%	7.56%		12.43%		0.06%	0.06%
Advisor Class	12/4/15	4.83	7.48	†	12.39	†	0.42	0.21
Retirement Class	10/1/02	4.72	7.29		12.14		0.31	0.31
Russell 2000® Index	—	4.90	7.37		12.27		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2019
More than $15 billion–$50 billion	0.9
More than $2 billion–$15 billion	51.8
$2 billion or less	47.3
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$3.11 billion
Portfolio turnover rate	32%
Number of holdings	1,988
Weighted median market capitalization	$2.07 billion
Price/earnings ratio (weighted 12-month trailing average)†	90.2
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	19

Emerging Markets Equity Index Fund

Expense example

Six months ended October 31, 2019

			Expenses
			paid
	Beginning	Ending	during
Emerging	account	account	period*
Markets Equity	value	value	(5/1/19–
Index Fund	(5/1/19)	(10/31/19)	10/31/19)
Actual return
Institutional Class	$1,000.00	$981.35	$1.00
Advisor Class	1,000.00	981.37	1.70
Premier Class	1,000.00	981.30	1.75
Retirement Class	1,000.00	980.39	2.25
Retail Class	1,000.00	979.52	2.84
Class W	1,000.00	982.25	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.20	1.02
Advisor Class	1,000.00	1,023.49	1.73
Premier Class	1,000.00	1,023.44	1.79
Retirement Class	1,000.00	1,022.94	2.29
Retail Class	1,000.00	1,022.33	2.91
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.20% for the Institutional Class, 0.34% for the Advisor Class, 0.35% for the Premier Class, 0.45% for the Retirement Class, 0.57% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
% of net assets
Sector	as of 10/31/2019
Financials	25.7
Information technology	15.3
Consumer discretionary	12.8
Communication services	11.0
Energy	7.7
Materials	6.9
Consumer staples	6.7
Industrials	5.6
Real estate	2.8
Utilities	2.7
Health care	2.7
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2019

The Emerging Markets Equity Index Fund returned 11.60% for the Institutional Class, compared with the 11.86% return of its benchmark, the MSCI Emerging Markets Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned 11.04% but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market, and also trailed the MSCI Emerging Markets Index.

Most countries in the benchmark advanced

Of the 26 country components in the MSCI Emerging Markets Index, 19 posted gains in U.S.-dollar terms for the twelve-month period. China, the benchmark’s largest component, advanced 12.9%. South Korea, the second-largest index component, gained 5.2%. Taiwan, the third-largest index component, advanced 22.4%. Together, these three countries accounted for more than one-half of the index’s total market capitalization on October 31, 2019.

Four of the benchmark’s five largest stocks outperformed

Of the five largest stocks in the MSCI Emerging Markets Index, four gained more than the benchmark’s overall return. Taiwan Semiconductor Manufacturing performed best as it benefited from strong revenue growth. Alibaba Group Holding, Internet company Tencent Holdings and Samsung Electronics also outpaced the benchmark. China Construction Bank gained but trailed the index.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

20	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

Emerging Markets Equity Index Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception				since
	date	1 year	5 years		inception		gross	net
Institutional Class	8/31/10	11.60%	2.89%		2.93%		0.20%	0.20%
Advisor Class	12/4/15	11.52	2.83	†	2.89	†	0.34	0.34
Premier Class	8/31/10	11.52	2.76		2.78		0.35	0.35
Retirement Class	8/31/10	11.43	2.65		2.68		0.45	0.45
Retail Class	8/31/10	11.16	2.51		2.53		0.57	0.57
Class W	9/28/18	11.86	2.94	†	2.96	†	0.20	0.00
MSCI Emerging Markets Index	—	11.86	2.93		3.26	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at Fund’s inception

Institutional Class (inception August 31, 2010)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments
as of 10/31/2019
China	30.2
Korea, Republic of	12.0
Taiwan	11.7
India	8.8
Brazil	7.5
South Africa	4.3
Russia	4.0
Thailand	2.7
Mexico	2.5
Saudi Arabia	2.4
23 other nations	13.0
Short-term investments	0.9
Total	100.0

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	33.0
More than $15 billion–$50 billion	28.5
More than $2 billion–$15 billion	36.2
$2 billion or less	2.3
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$2.60 billion
Portfolio turnover rate	53%
Number of holdings	1,181
Weighted median market capitalization	$24.49 billion
Price/earnings ratio (weighted 12-month trailing average)†	14.3
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	21

International Equity Index Fund

Expense example

Six months ended October 31, 2019

			Expenses
			paid
	Beginning	Ending	during
International	account	account	period*
Equity Index	value	value	(5/1/19–
Fund	(5/1/19)	(10/31/19)	10/31/19)
Actual return
Institutional Class	$1,000.00	$1,030.22	$0.31
Advisor Class	1,000.00	1,030.26	0.92
Premier Class	1,000.00	1,029.24	1.07
Retirement Class	1,000.00	1,029.56	1.59
Class W	1,000.00	1,030.75	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Advisor Class	1,000.00	1,024.30	0.92
Premier Class	1,000.00	1,024.15	1.07
Retirement Class	1,000.00	1,023.64	1.58
Class W	1,000.00	1,025.21	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.06% for the Institutional Class, 0.18% for the Advisor Class, 0.21% for the Premier Class, 0.31% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
% of net assets
Sector	as of 10/31/2019
Financials	18.1
Industrials	14.6
Health care	11.5
Consumer discretionary	11.5
Consumer staples	11.3
Materials	6.9
Information technology	6.6
Communication services	5.2
Energy	4.9
Utilities	3.7
Real estate	3.5
Short-term investments, other assets & liabilities, net	2.2
Total	100.0

Performance for the twelve months ended October 31, 2019

The International Equity Index Fund returned 11.23% for the Institutional Class, compared with the 11.04% return of its benchmark, the MSCI EAFE® Index. The performance table shows returns for all share classes of the Fund.

For the twelve-month period, the Fund’s return outperformed that of its benchmark index. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

International stocks advanced amid slower global growth

International developed- and emerging-markets equities recovered from early losses to post double-digit gains for the twelve-month period. The 19-nation euro area’s economy grew by 1.1% year-over-year in the third quarter of 2019, according to a preliminary estimate. China’s economy grew 6.0% in the third quarter, compared with growth of 6.4% and 6.2% in the first and second quarters, respectively.

Many central banks adopted more accommodative monetary policies during the twelve-month period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy, while the Bank of England left its benchmark interest rate unchanged at 0.75%.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, advanced but lagged the 13.49% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The MSCI Emerging Markets Index rose 11.86%.

Eighteen of the benchmark’s country components advanced

Of the MSCI EAFE Index’s 21 country components, 18 were positive in U.S.-dollar terms for the twelve-month period. The largest index components were Japan (24.9%), the United Kingdom (16.2%) and France (11.4%), and they gained 9.2%, 7.1% and 12.5%, respectively. Together, these three nations represented over one-half of the benchmark’s total market capitalization on October 31, 2019.

Four of the benchmark’s five largest stocks outperformed

Of the five largest stocks in the MSCI EAFE Index, four gained more than the benchmark’s overall return. Nestlé—the largest index holding—had the best return, benefiting from strong sales growth. Roche Holding, Toyota and Novartis also outperformed with solid double-digit gains. Royal Dutch Shell, the second-largest company, posted losses amid a decline in oil prices.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

22	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of October 31, 2019

International Equity Index Fund			Average annual				Annual operating
		Total return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	11.23%	4.30%		5.66%		0.06%	0.06%
Advisor Class	12/4/15	11.15	4.21	†	5.62	†	0.20	0.20
Premier Class	9/30/09	11.06	4.14		5.51		0.21	0.21
Retirement Class	10/1/02	11.01	4.04		5.40		0.31	0.31
Class W	9/28/18	11.30	4.31	†	5.67	†	0.06	0.00
MSCI EAFE® Index	—	11.04	4.31		5.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

$10,000 over 10 years

Institutional Class

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments
as of 10/31/2019
Japan	24.3
United Kingdom	13.7
France	10.8
Switzerland	9.4
Germany	8.5
Australia	7.4
Netherlands	4.7
Hong Kong	3.0
Spain	2.8
Sweden	2.4
20 other nations	10.1
Short-term investments	2.9
Total	100.0

Holdings by company size
% of equity investments
Market capitalization	as of 10/31/2019
More than $50 billion	39.3
More than $15 billion–$50 billion	36.9
More than $2 billion–$15 billion	23.8
Total	100.0

Fund profile
as of 10/31/2019
Net assets	$12.99 billion
Portfolio turnover rate	10%
Number of holdings	949
Weighted median market capitalization	$39.00 billion
Price/earnings ratio (weighted 12-month trailing average)†	15.5
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	23

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$153,738,247	0.7%
BANKS
6,270,900		Bank of America Corp	196,091,043	0.9
1,676,426		Citigroup, Inc	120,467,972	0.5
2,369,541		JPMorgan Chase & Co	296,003,062	1.3
2,956,093		Wells Fargo & Co	152,623,082	0.7
		Other	553,562,191	2.5
			1,318,747,350	5.9
CAPITAL GOODS
393,318		Boeing Co	133,692,721	0.6
541,486		Honeywell International, Inc	93,530,877	0.4
606,277		United Technologies Corp	87,049,252	0.4
		Other	1,248,104,684	5.6
			1,562,377,534	7.0
COMMERCIAL & PROFESSIONAL SERVICES			249,544,151	1.1
CONSUMER DURABLES & APPAREL			313,274,652	1.4
CONSUMER SERVICES
571,622		McDonald’s Corp	112,438,047	0.5
		Other	388,509,307	1.7
			500,947,354	2.2
DIVERSIFIED FINANCIALS			801,135,423	3.6
ENERGY
1,421,513		Chevron Corp	165,094,520	0.7
3,161,302	d	Exxon Mobil Corp	213,609,176	1.0
		Other	518,387,443	2.3
			897,091,139	4.0
FOOD & STAPLES RETAILING
329,057		Costco Wholesale Corp	97,766,125	0.4
1,048,788		Walmart, Inc	122,980,881	0.6
		Other	93,362,688	0.4
			314,109,694	1.4
FOOD, BEVERAGE & TOBACCO
2,855,078		Coca-Cola Co	155,401,896	0.7
1,043,933		PepsiCo, Inc	143,196,290	0.7
1,156,737		Philip Morris International, Inc	94,204,661	0.4
		Other	384,564,290	1.7
			777,367,137	3.5
HEALTH CARE EQUIPMENT & SERVICES
1,295,582		Abbott Laboratories	108,323,611	0.5
1,003,253		Medtronic plc	109,254,252	0.5
704,742		UnitedHealth Group, Inc	178,088,303	0.8
		Other	984,756,067	4.4
			1,380,422,233	6.2
HOUSEHOLD & PERSONAL PRODUCTS
1,841,656		Procter & Gamble Co	229,304,588	1.0
		Other	152,616,054	0.7
			381,920,642	1.7
Shares		Company	Value	% of net assets
INSURANCE
1,460,308	*	Berkshire Hathaway, Inc (Class B)	$310,432,274	1.4%
		Other	592,236,060	2.6
			902,668,334	4.0
MATERIALS			638,522,266	2.9
MEDIA & ENTERTAINMENT
223,618	*	Alphabet, Inc (Class A)	281,490,338	1.3
227,056	*	Alphabet, Inc (Class C)	286,115,536	1.3
3,357,964		Comcast Corp (Class A)	150,503,947	0.7
1,781,558	*	Facebook, Inc	341,435,591	1.5
312,881	*	NetFlix, Inc	89,925,128	0.4
1,301,268		Walt Disney Co	169,060,739	0.7
		Other	343,979,214	1.5
			1,662,510,493	7.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,107,580		AbbVie, Inc	88,107,989	0.4
447,190		Amgen, Inc	95,363,267	0.4
1,982,720		Johnson & Johnson	261,798,349	1.2
1,916,278		Merck & Co, Inc	166,064,651	0.7
4,143,636		Pfizer, Inc	158,991,313	0.7
296,072		Thermo Fisher Scientific, Inc	89,407,823	0.4
		Other	852,230,245	3.8
			1,711,963,637	7.6
REAL ESTATE			948,647,284	4.2
RETAILING
308,312	*	Amazon.com, Inc	547,765,598	2.4
821,216		Home Depot, Inc	192,640,849	0.9
		Other	583,469,455	2.6
			1,323,875,902	5.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
3,301,287		Intel Corp	186,621,754	0.8
		Other	669,937,628	3.0
			856,559,382	3.8
SOFTWARE & SERVICES
477,184		Accenture plc	88,479,457	0.4
363,117	*	Adobe, Inc	100,921,108	0.5
660,833		International Business Machines Corp	88,373,197	0.4
671,179		MasterCard, Inc (Class A)	185,789,059	0.8
5,641,169		Microsoft Corp	808,774,400	3.6
1,672,662		Oracle Corp	91,143,352	0.4
873,361	*	PayPal Holdings, Inc	90,916,880	0.4
610,179	*	salesforce.com, Inc	95,486,912	0.4
1,302,432		Visa, Inc (Class A)	232,952,988	1.1
		Other	925,652,439	4.1
			2,708,489,792	12.1
TECHNOLOGY HARDWARE & EQUIPMENT
3,370,047		Apple, Inc	838,332,892	3.7
3,197,199		Cisco Systems, Inc	151,898,924	0.7
		Other	312,294,676	1.4
			1,302,526,492	5.8

24	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
5,450,166	AT&T, Inc	$209,776,889	1.0%
3,089,154	Verizon Communications, Inc	186,801,143	0.8
	Other	50,745,734	0.2
		447,323,766	2.0
TRANSPORTATION
530,146	Union Pacific Corp	87,717,957	0.4
	Other	341,365,436	1.5
		429,083,393	1.9
UTILITIES		759,589,975	3.4
	TOTAL COMMON STOCKS (Cost $14,030,944,165)	22,342,436,272	99.7
RIGHTS / WARRANTS
MATERIALS		54,153	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		1,469	0.0
	TOTAL RIGHTS / WARRANTS (Cost $156,621)	55,622	0.0%

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		111,817,678	0.5

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
229,829,272	c	State Street Navigator Securities Lending
		Government Money Market Portfolio	$229,829,272	1.0%
			229,829,272	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $341,645,948)		341,646,950	1.5
	TOTAL PORTFOLIO (Cost $14,372,746,734)		22,684,138,844	101.2
	OTHER ASSETS & LIABILITIES, NET		(278,659,898)	(1.2)
	NET ASSETS		$22,405,478,946	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $251,573,258. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	65	12/20/19	$ 5,075,928	$ 5,081,050	$ 5,122
S&P 500 E Mini Index	291	12/20/19	43,892,315	44,170,890	278,575
S&P Mid-Cap 400 E Mini Index	18	12/20/19	3,525,511	3,519,000	(6,511)
Total	374		$52,493,754	$52,770,940	$277,186

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	25

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$24,051,798	0.3%
BANKS			6,393,872	0.1
CAPITAL GOODS
224,936		3M Co	37,112,191	0.5
278,421		Boeing Co	94,638,082	1.3
129,671		Lockheed Martin Corp	48,844,472	0.6
		Other	291,159,883	3.8
			471,754,628	6.2
COMMERCIAL & PROFESSIONAL SERVICES			98,466,716	1.3
CONSUMER DURABLES & APPAREL
649,226		Nike, Inc (Class B)	58,138,188	0.8
		Other	63,661,777	0.8
			121,799,965	1.6
CONSUMER SERVICES
630,038		Starbucks Corp	53,276,013	0.7
		Other	123,678,979	1.6
			176,954,992	2.3
DIVERSIFIED FINANCIALS
290,928		iShares Russell 1000 Growth Index Fund	47,752,922	0.6
128,967		S&P Global, Inc	33,272,196	0.4
		Other	124,593,825	1.7
			205,618,943	2.7
ENERGY			19,150,127	0.3
FOOD & STAPLES RETAILING
231,132		Costco Wholesale Corp	68,671,628	0.9
		Other	21,339,686	0.3
			90,011,314	1.2
FOOD, BEVERAGE & TOBACCO
1,375,337		Coca-Cola Co	74,859,593	1.0
618,905		PepsiCo, Inc	84,895,199	1.1
		Other	65,443,787	0.9
			225,198,579	3.0
HEALTH CARE EQUIPMENT & SERVICES
391,048		Abbott Laboratories	32,695,523	0.4
60,388	*	Intuitive Surgical, Inc	33,391,544	0.4
179,836		Stryker Corp	38,893,132	0.5
497,031		UnitedHealth Group, Inc	125,599,734	1.7
		Other	254,725,101	3.4
			485,305,034	6.4
HOUSEHOLD & PERSONAL PRODUCTS			47,768,260	0.6
INSURANCE			71,587,483	0.9
MATERIALS			106,170,732	1.4
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT
157,560	*	Alphabet, Inc (Class A)	$198,336,528	2.6%
159,948	*	Alphabet, Inc (Class C)	201,552,075	2.6
1,115,032		Comcast Corp (Class A)	49,975,734	0.7
1,257,351	*	Facebook, Inc	240,971,319	3.2
221,714	*	NetFlix, Inc	63,722,821	0.8
		Other	107,229,076	1.4
			861,787,553	11.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
777,699		AbbVie, Inc	61,865,955	0.8
290,403		Amgen, Inc	61,928,440	0.8
369,789	*	Celgene Corp	39,948,306	0.5
451,032		Eli Lilly & Co	51,395,096	0.7
1,284,956		Merck & Co, Inc	111,354,287	1.5
142,393		Thermo Fisher Scientific, Inc	42,999,838	0.5
		Other	249,086,668	3.3
			618,578,590	8.1
REAL ESTATE
231,319		American Tower Corp	50,446,047	0.7
		Other	135,802,208	1.8
			186,248,255	2.5
RETAILING
217,609	*	Amazon.com, Inc	386,617,206	5.1
22,356	*	Booking Holdings, Inc	45,802,302	0.6
330,325		Home Depot, Inc	77,487,639	1.0
412,903		Lowe’s Companies, Inc	46,084,104	0.6
636,595		TJX Companies, Inc	36,699,702	0.5
		Other	155,919,872	2.1
			748,610,825	9.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
203,193		Broadcom, Inc	59,505,070	0.8
307,049		NVIDIA Corp	61,722,990	0.8
640,543		QUALCOMM, Inc	51,525,279	0.7
493,234		Texas Instruments, Inc	58,196,680	0.8
		Other	102,910,814	1.3
			333,860,833	4.4
SOFTWARE & SERVICES
335,321		Accenture plc	62,175,220	0.8
255,599	*	Adobe, Inc	71,038,630	0.9
228,145		Automatic Data Processing, Inc	37,011,963	0.5
282,933		International Business Machines Corp	37,836,630	0.5
131,076		Intuit, Inc	33,752,070	0.4
472,823		MasterCard, Inc (Class A)	130,882,135	1.7
3,980,713		Microsoft Corp	570,714,823	7.5
1,179,808		Oracle Corp	64,287,738	0.9
618,322	*	PayPal Holdings, Inc	64,367,320	0.9
431,305	*	salesforce.com, Inc	67,494,919	0.9
916,324		Visa, Inc (Class A)	163,893,711	2.2
		Other	431,496,224	5.7
			1,734,951,383	22.9

26	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund ■ October 31, 2019

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
2,379,056	Apple, Inc	$591,813,971	7.8%
2,254,393	Cisco Systems, Inc	107,106,211	1.4
	Other	90,497,181	1.2
		789,417,363	10.4
TELECOMMUNICATION SERVICES		11,237,681	0.1
TRANSPORTATION
372,667	Union Pacific Corp	61,661,482	0.8
366,180	United Parcel Service, Inc (Class B)	42,172,950	0.6
	Other	49,271,490	0.6
		153,105,922	2.0
	TOTAL COMMON STOCKS (Cost $4,638,429,806)	7,588,030,848	99.9
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
30,392,962	c	State Street Navigator Securities Lending Government Money Market Portfolio	$30,392,962	0.4%
			30,392,962	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,392,962)		30,392,962	0.4
	TOTAL PORTFOLIO (Cost $4,668,822,768)		7,618,423,810	100.3
	OTHER ASSETS & LIABILITIES, NET		(25,968,201)	(0.3)
	NET ASSETS		$7,592,455,609	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $36,225,135. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	27

Summary portfolio of investments

Large-Cap Value Index Fund   ■  October 31, 2019

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$68,770,051	1.0%
BANKS
4,215,984	Bank of America Corp	131,833,820	1.9
1,130,189	Citigroup, Inc	81,215,382	1.2
1,591,713	JPMorgan Chase & Co	198,836,788	2.9
222,976	PNC Financial Services Group, Inc	32,710,579	0.4
716,859	US Bancorp	40,875,300	0.6
1,987,553	Wells Fargo & Co	102,617,361	1.5
	Other	173,191,437	2.5
		761,280,667	11.0
CAPITAL GOODS
252,280	Caterpillar, Inc	34,764,184	0.5
4,337,701	General Electric Co	43,290,256	0.6
184,723	Honeywell International, Inc	31,907,204	0.5
405,872	United Technologies Corp	58,275,102	0.8
	Other	330,889,863	4.8
		499,126,609	7.2
COMMERCIAL & PROFESSIONAL SERVICES		31,332,973	0.5
CONSUMER DURABLES & APPAREL		63,634,942	0.9
CONSUMER SERVICES
322,265	McDonald’s Corp	63,389,526	0.9
	Other	71,380,323	1.0
		134,769,849	1.9
DIVERSIFIED FINANCIALS
59,463	BlackRock, Inc	27,454,067	0.4
177,414	CME Group, Inc	36,502,931	0.5
162,206	Goldman Sachs Group, Inc	34,611,516	0.5
317,330	iShares Russell 1000 Value Index Fund	41,275,113	0.6
592,006	Morgan Stanley	27,261,876	0.4
	Other	226,857,512	3.3
		393,963,015	5.7
ENERGY
954,391	Chevron Corp	110,842,971	1.6
557,458	ConocoPhillips	30,771,681	0.4
2,119,329	Exxon Mobil Corp	143,203,060	2.1
	Other	269,314,741	3.9
		554,132,453	8.0
FOOD & STAPLES RETAILING
703,090	Walmart, Inc	82,444,333	1.2
	Other	37,885,562	0.5
		120,329,895	1.7
FOOD, BEVERAGE & TOBACCO
611,567	Coca-Cola Co	33,287,592	0.5
712,064	Mondelez International, Inc	37,347,757	0.5
777,942	Philip Morris International, Inc	63,355,596	0.9
	Other	156,567,371	2.3
		290,558,316	4.2
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
489,298		Abbott Laboratories	$40,910,206	0.6%
122,889		Becton Dickinson & Co	31,459,584	0.4
650,401		CVS Health Corp	43,180,122	0.6
300,485		Danaher Corp	41,412,843	0.6
671,712		Medtronic plc	73,149,437	1.1
		Other	169,779,347	2.5
			399,891,539	5.8
HOUSEHOLD & PERSONAL PRODUCTS
421,683		Colgate-Palmolive Co	28,927,454	0.4
1,165,852		Procter & Gamble Co	145,160,232	2.1
		Other	31,511,810	0.5
			205,599,496	3.0
INSURANCE
979,370	*	Berkshire Hathaway, Inc (Class B)	208,194,475	3.0
228,113		Chubb Ltd	34,768,983	0.5
		Other	271,513,609	3.9
			514,477,067	7.4
MATERIALS
271,612		Linde plc	53,874,240	0.8
		Other	237,613,912	3.4
			291,488,152	4.2
MEDIA & ENTERTAINMENT
1,195,009		Comcast Corp (Class A)	53,560,303	0.8
874,055		Walt Disney Co	113,557,226	1.7
		Other	113,043,631	1.6
			280,161,160	4.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
164,679		Allergan plc	29,001,619	0.4
485,045		Bristol-Myers Squibb Co	27,827,032	0.4
547,410		Gilead Sciences, Inc	34,875,491	0.5
1,129,146		Johnson & Johnson	149,092,438	2.2
2,785,165		Pfizer, Inc	106,866,781	1.6
		Other	119,586,764	1.7
			467,250,125	6.8
REAL ESTATE
312,583		Prologis, Inc	27,432,284	0.4
		Other	352,109,009	5.1
			379,541,293	5.5
RETAILING
237,315		Home Depot, Inc	55,669,353	0.8
		Other	88,461,652	1.3
			144,131,005	2.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,219,471		Intel Corp	125,466,696	1.8
		Other	106,265,650	1.6
			231,732,346	3.4
SOFTWARE & SERVICES			102,484,661	1.5
TECHNOLOGY HARDWARE & EQUIPMENT			85,595,941	1.2

28	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund   ■  October 31, 2019

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
3,655,224	AT&T, Inc	$140,689,572	2.0%
2,072,043	Verizon Communications, Inc	125,296,440	1.8
	Other	16,446,273	0.3
		282,432,285	4.1
TRANSPORTATION		129,422,104	1.9
UTILITIES
401,695	Dominion Resources, Inc	33,159,922	0.5
364,872	Duke Energy Corp	34,392,835	0.5
239,388	NextEra Energy, Inc	57,055,736	0.8
521,538	Southern Co	32,679,571	0.5
	Other	312,486,087	4.5
		469,774,151	6.8
	TOTAL COMMON STOCKS (Cost $5,738,253,255)	6,901,880,095	99.9

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		970,000	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
28,337,685	c	State Street Navigator Securities Lending
		Government Money Market Portfolio	$28,337,685	0.4%
			28,337,685	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,307,685)		29,307,685	0.4
	TOTAL PORTFOLIO (Cost $5,767,560,940)		6,931,187,780	100.3
	OTHER ASSETS & LIABILITIES, NET		(21,035,696)	(0.3)
	NET ASSETS		$6,910,152,084	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $35,240,782. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	29

Summary portfolio of investments

S&P 500 Index Fund   ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$25,665,123	0.5%
BANKS
1,823,604		Bank of America Corp	57,024,097	1.0
491,636		Citigroup, Inc	35,328,963	0.7
696,205		JPMorgan Chase & Co	86,969,929	1.6
872,709		Wells Fargo & Co	45,057,966	0.8
		Other	82,344,534	1.5
			306,725,489	5.6
CAPITAL GOODS
116,333		Boeing Co	39,542,750	0.7
156,699		Honeywell International, Inc	27,066,618	0.5
		Other	294,111,068	5.3
			360,720,436	6.5
COMMERCIAL & PROFESSIONAL SERVICES			41,115,332	0.7
CONSUMER DURABLES & APPAREL			63,412,283	1.1
CONSUMER SERVICES
164,967		McDonald’s Corp	32,449,009	0.6
		Other	71,421,112	1.3
			103,870,121	1.9
DIVERSIFIED FINANCIALS			185,976,776	3.4
ENERGY
413,455		Chevron Corp	48,018,664	0.9
921,376	d	Exxon Mobil Corp	62,257,376	1.1
		Other	127,197,886	2.3
			237,473,926	4.3
FOOD & STAPLES RETAILING
95,511		Costco Wholesale Corp	28,377,273	0.5
309,754		Walmart, Inc	36,321,754	0.7
		Other	22,178,610	0.4
			86,877,637	1.6
FOOD, BEVERAGE & TOBACCO
838,054		Coca-Cola Co	45,615,279	0.8
304,527		PepsiCo, Inc	41,771,969	0.7
337,767		Philip Morris International, Inc	27,507,744	0.5
		Other	97,164,871	1.8
			212,059,863	3.8
HEALTH CARE EQUIPMENT & SERVICES
384,681		Abbott Laboratories	32,163,178	0.6
292,135		Medtronic plc	31,813,501	0.6
206,194		UnitedHealth Group, Inc	52,105,224	0.9
		Other	233,174,079	4.2
			349,255,982	6.3
HOUSEHOLD & PERSONAL PRODUCTS
545,178		Procter & Gamble Co	67,880,113	1.3
		Other	40,219,283	0.7
			108,099,396	2.0
Shares		Company	Value	% of net assets
INSURANCE
427,007	*	Berkshire Hathaway, Inc (Class B)	$90,773,148	1.7%
		Other	127,964,085	2.3
			218,737,233	4.0
MATERIALS			146,660,441	2.7
MEDIA & ENTERTAINMENT
65,202	*	Alphabet, Inc (Class A)	82,076,278	1.5
65,782	*	Alphabet, Inc (Class C)	82,892,556	1.5
987,553		Comcast Corp (Class A)	44,262,125	0.8
523,589	*	Facebook, Inc	100,345,832	1.8
95,245	*	NetFlix, Inc	27,374,365	0.5
392,167		Walt Disney Co	50,950,337	0.9
		Other	60,115,972	1.1
			448,017,465	8.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
321,722		AbbVie, Inc	25,592,985	0.4
130,091		Amgen, Inc	27,741,906	0.5
574,359		Johnson & Johnson	75,838,363	1.4
557,241		Merck & Co, Inc	48,290,505	0.9
1,203,328		Pfizer, Inc	46,171,695	0.8
86,943		Thermo Fisher Scientific, Inc	26,255,047	0.5
		Other	171,265,272	3.1
			421,155,773	7.6
REAL ESTATE			172,834,799	3.1
RETAILING
90,438	*	Amazon.com, Inc	160,677,577	2.9
238,505		Home Depot, Inc	55,948,503	1.0
		Other	140,449,877	2.6
			357,075,957	6.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
964,159		Intel Corp	54,503,909	1.0
132,358		NVIDIA Corp	26,606,605	0.5
		Other	142,802,806	2.6
			223,913,320	4.1
SOFTWARE & SERVICES
138,438		Accenture plc	25,669,174	0.5
105,500	*	Adobe, Inc	29,321,615	0.5
192,450		International Business Machines Corp	25,736,339	0.5
194,446		MasterCard, Inc (Class A)	53,824,597	1.0
1,662,077		Microsoft Corp	238,291,980	4.3
478,273		Oracle Corp	26,061,096	0.5
256,023	*	PayPal Holdings, Inc	26,651,994	0.5
190,825	*	salesforce.com, Inc	29,862,204	0.5
376,198		Visa, Inc (Class A)	67,286,774	1.2
		Other	141,243,103	2.5
			663,948,876	12.0
TECHNOLOGY HARDWARE & EQUIPMENT
924,600		Apple, Inc	230,003,496	4.2
923,921		Cisco Systems, Inc	43,895,487	0.8
		Other	62,112,733	1.1
			336,011,716	6.1

30	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund   ■  October 31, 2019

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,590,864	AT&T, Inc	$61,232,355	1.1%
900,540	Verizon Communications, Inc	54,455,654	1.0
	Other	8,458,608	0.2
		124,146,617	2.3
TRANSPORTATION
153,192	Union Pacific Corp	25,347,148	0.5
	Other	80,000,149	1.4
		105,347,297	1.9
UTILITIES		191,644,748	3.5
	TOTAL COMMON STOCKS (Cost $3,092,698,716)	5,490,746,606	99.6

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$63,045,000	1.400%, 11/01/19	63,045,000	1.2
		63,045,000	1.2
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
7,526,819	c	State Street Navigator Securities Lending Government Money Market Portfolio	$7,526,819	0.1%
			7,526,819	0.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $70,571,819)		70,571,819	1.3
	TOTAL PORTFOLIO (Cost $3,163,270,535)		5,561,318,425	100.9
	OTHER ASSETS & LIABILITIES, NET		(49,593,082)	(0.9)
	NET ASSETS		$5,511,725,343	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $9,835,749. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	91		12/20/19	$13,769,970	$13,812,890	$42,920

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	31

Summary portfolio of investments

Small-Cap Blend Index Fund   ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$36,375,075	1.2%
BANKS
150,229		Essent Group Ltd	7,825,429	0.2
203,826		First Financial Bankshares, Inc	6,783,329	0.2
318,902		Radian Group, Inc	8,004,440	0.3
		Other	351,722,316	11.3
			374,335,514	12.0
CAPITAL GOODS
86,987		EMCOR Group, Inc	7,629,630	0.2
95,651	*	Generac Holdings, Inc	9,237,973	0.3
85,353	*	Mercury Systems, Inc	6,287,102	0.2
91,876	*	Trex Co, Inc	8,074,982	0.3
		Other	286,909,236	9.2
			318,138,923	10.2
COMMERCIAL & PROFESSIONAL SERVICES
78,363		Brink’s Co	6,657,721	0.2
58,212	*	FTI Consulting, Inc	6,337,540	0.2
60,810		Insperity, Inc	6,423,360	0.2
55,551		MSA Safety, Inc	6,670,009	0.2
85,496		Tetra Tech, Inc	7,478,335	0.3
		Other	102,151,356	3.3
			135,718,321	4.4
CONSUMER DURABLES & APPAREL
45,961	*	Deckers Outdoor Corp	7,027,437	0.2
		Other	90,970,052	3.0
			97,997,489	3.2
CONSUMER SERVICES
55,091		Churchill Downs, Inc	7,161,279	0.2
66,964		Marriott Vacations Worldwide Corp	7,361,352	0.2
		Other	92,086,971	3.0
			106,609,602	3.4
DIVERSIFIED FINANCIALS
196,893		Blackstone Mortgage Trust, Inc	7,147,216	0.2
170,352	e	iShares Russell 2000 Index Fund	26,481,218	0.9
		Other	104,877,492	3.4
			138,505,926	4.5
ENERGY			94,641,989	3.0
FOOD & STAPLES RETAILING
160,929	*	Performance Food Group Co	6,857,185	0.2
		Other	9,077,832	0.3
			15,935,017	0.5
FOOD, BEVERAGE & TOBACCO			53,092,555	1.7
HEALTH CARE EQUIPMENT & SERVICES
49,273	*	Amedisys, Inc	6,332,566	0.2
119,645	*	Globus Medical, Inc	6,265,809	0.2
79,971	*	Haemonetics Corp	9,654,899	0.3
135,053	*	Novocure Ltd	9,675,197	0.3
111,695	*,e	Teladoc, Inc	8,555,837	0.3
		Other	170,454,375	5.5
			210,938,683	6.8
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$16,810,128	0.5%
INSURANCE
91,370		Selective Insurance Group, Inc	6,315,495	0.2
		Other	65,354,514	2.1
			71,670,009	2.3
MATERIALS			117,917,461	3.8
MEDIA & ENTERTAINMENT			52,504,989	1.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
164,436	*,e	Acadia Pharmaceuticals, Inc	6,973,731	0.3
31,642	*	Reata Pharmaceuticals, Inc	6,520,783	0.2
80,817	*	Repligen Corp	6,424,143	0.2
		Other	277,270,918	8.9
			297,189,575	9.6
REAL ESTATE
58,317		EastGroup Properties, Inc	7,811,562	0.2
195,934		First Industrial Realty Trust, Inc	8,250,781	0.3
199,973		Healthcare Realty Trust, Inc	6,953,061	0.2
170,602		Rexford Industrial Realty, Inc	8,204,250	0.3
295,051		Sabra Healthcare REIT, Inc	7,258,255	0.2
		Other	217,201,973	7.0
			255,679,882	8.2
RETAILING
105,890		Aaron’s, Inc	7,934,338	0.3
		Other	93,958,488	3.0
			101,892,826	3.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
45,123		Cabot Microelectronics Corp	6,818,988	0.2
91,401	*	Cirrus Logic, Inc	6,211,612	0.2
67,281	*	Silicon Laboratories, Inc	7,147,933	0.2
		Other	63,307,643	2.1
			83,486,176	2.7
SOFTWARE & SERVICES
76,532		Blackbaud, Inc	6,424,862	0.2
73,075		j2 Global, Inc	6,939,202	0.2
99,234		MAXIMUS, Inc	7,615,217	0.3
92,647		Science Applications International Corp	7,654,495	0.3
		Other	184,375,012	5.9
			213,008,788	6.9
TECHNOLOGY HARDWARE & EQUIPMENT
119,896	*	Lumentum Holdings, Inc	7,512,683	0.3
56,902	*	Tech Data Corp	6,913,593	0.2
		Other	105,847,551	3.4
			120,273,827	3.9
TELECOMMUNICATION SERVICES			22,727,971	0.7
TRANSPORTATION			44,937,210	1.4

32	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■   October 31, 2019

Shares	Company	Value	% of net assets
UTILITIES
80,853	Allete, Inc	$6,958,209	0.2%
95,933	Black Hills Corp	7,562,398	0.3
81,219	ONE Gas, Inc	7,540,372	0.3
124,674	PNM Resources, Inc	6,501,749	0.2
139,450	Portland General Electric Co	7,931,916	0.3
84,679	Southwest Gas Corp	7,392,477	0.2
77,718	Spire, Inc	6,532,975	0.2
	Other	72,613,131	2.3
		123,033,227	4.0
	TOTAL COMMON STOCKS (Cost $2,620,052,036)	3,103,421,163	99.9

RIGHTS / WARRANTS
MATERIALS		114,018	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		3,650	0.0

	TOTAL RIGHTS / WARRANTS (Cost $146,711)	117,668	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		110,000	0.0

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
196,288,502	c	State Street Navigator Securities Lending Government Money Market Portfolio	$196,288,502	6.3%
			196,288,502	6.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $196,398,502)		196,398,502	6.3

	TOTAL PORTFOLIO (Cost $2,816,597,249)		3,299,937,333	106.2
	OTHER ASSETS & LIABILITIES, NET		(192,595,564)	(6.2)
	NET ASSETS		$3,107,341,769	100.0%

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $233,830,109. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	33

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2019

Principal		Issuer	Value	% of net assets
BONDS
CORPORATE BOND
INDIA			$11,134	0.0%
	TOTAL CORPORATE BONDS (Cost $11,059)		11,134	0.0
	TOTAL BONDS (Cost $11,059)		11,134	0.0

Shares		Company
COMMON STOCKS
ARGENTINA			4,505,765	0.2
AUSTRALIA			256,789	0.0
BRAZIL
2,197,497		AMBEV S.A.	9,523,126	0.4
949,282		B3 S.A.-Brasil Bolsa Balcao	11,451,506	0.4
1,863,414	*	Banco Bradesco S.A. (Preference)	16,341,172	0.6
2,247,953	*	Banco Itau Holding Financeira S.A.	20,307,527	0.8
1,374,516		Petroleo Brasileiro S.A.	11,207,249	0.4
2,018,768		Petroleo Brasileiro S.A. (Preference)	15,297,434	0.6
1,473,059		Vale S.A.	17,336,588	0.7
		Other	96,190,158	3.7
			197,654,760	7.6
CHILE			22,001,785	0.8
CHINA
657,265	*	Alibaba Group Holding Ltd (ADR)	116,119,007	4.5
130,389	*	Baidu, Inc (ADR)	13,280,120	0.5
37,803,953		Bank of China Ltd (Hong Kong)	15,415,876	0.6
44,856,641		China Construction Bank Corp (Hong Kong)	35,942,300	1.4
3,515,880		China Life Insurance Co Ltd	9,041,751	0.3
1,842,368		China Merchants Bank Co Ltd	8,786,677	0.3
2,857,165		China Mobile Hong Kong Ltd	23,219,308	0.9
8,549,674		CNOOC Ltd	12,724,051	0.5
30,555,777		Industrial & Commercial Bank of China Ltd (Hong Kong)	21,889,950	0.8
342,524	*	JD.com, Inc (ADR)	10,669,623	0.4
32,501		Netease.com (ADR)	9,290,736	0.4
65,684	*	New Oriental Education & Technology Group (ADR)	8,017,389	0.3
2,594,026		Ping An Insurance Group Co of China Ltd	29,939,678	1.2
179,132	*	TAL Education Group (ADR)	7,668,641	0.3
2,638,804		Tencent Holdings Ltd	107,037,578	4.1
		Other	367,533,322	14.1
			796,576,007	30.6
COLOMBIA			11,147,888	0.4
CZECH REPUBLIC			3,845,023	0.1
EGYPT			3,997,447	0.2
GREECE			7,855,830	0.3
HONG KONG			18,170,945	0.7
HUNGARY			7,793,079	0.3
Shares	Company	Value	% of net assets
INDIA
970,811	Axis Bank Ltd	$10,058,714	0.4%
302,507	Hindustan Lever Ltd	9,271,906	0.3
756,584	Housing Development Finance Corp	22,706,635	0.9
1,603,176	Infosys Technologies Ltd	15,415,919	0.6
1,326,393	Reliance Industries Ltd	27,338,685	1.0
419,540	Tata Consultancy Services Ltd	13,424,866	0.5
	Other	132,036,354	5.1
		230,253,079	8.8
INDONESIA
25,605,282	Bank Rakyat Indonesia	7,672,244	0.3
4,554,675	PT Bank Central Asia Tbk	10,194,853	0.4
	Other	34,783,893	1.3
		52,650,990	2.0
KOREA, REPUBLIC OF
252,601	Hynix Semiconductor, Inc	17,761,882	0.7
64,976	Naver Corp	9,161,385	0.3
2,205,291	Samsung Electronics Co Ltd	95,312,338	3.7
381,964	Samsung Electronics Co Ltd (Preference)	13,445,446	0.5
	Other	178,412,437	6.9
		314,093,488	12.1
LUXEMBOURG		1,337,990	0.1
MALAYSIA		51,240,110	2.0
MEXICO
15,546,641	America Movil S.A. de C.V. (Series L)	12,316,732	0.5
918,511	Fomento Economico Mexicano S.A. de C.V.	8,150,642	0.3
	Other	43,882,747	1.7
		64,350,121	2.5
PAKISTAN		705,525	0.0
PERU		9,801,928	0.4
PHILIPPINES		28,487,770	1.1
POLAND		25,618,735	1.0
QATAR
2,097,791	Qatar National Bank	11,059,201	0.4
	Other	13,592,372	0.5
		24,651,573	0.9
ROMANIA		1,572,544	0.1
RUSSIA
2,534,650	Gazprom (ADR)	20,308,883	0.8
192,041	LUKOIL PJSC (ADR)	17,679,295	0.7
38,648	NovaTek OAO (GDR)	8,291,299	0.3
1,133,188	Sberbank of Russian Federation (ADR)	16,687,664	0.6
	Other	42,439,263	1.6
		105,406,404	4.0
SAUDI ARABIA
576,475	Al Rajhi Bank	9,286,223	0.4
357,570	Saudi Basic Industries Corp	8,361,869	0.3
	Other	44,038,154	1.7
		61,686,246	2.4
SINGAPORE		869,968	0.0

34	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2019

Shares	Company	Value	% of net assets
SOUTH AFRICA
202,750	Naspers Ltd (N Shares)	$28,690,847	1.1%
	Other	85,326,871	3.3
		114,017,718	4.4
TAIWAN
5,787,002	Hon Hai Precision Industry Co, Ltd	15,284,066	0.6
700,170	MediaTek, Inc	9,350,666	0.3
11,374,848	Taiwan Semiconductor Manufacturing Co Ltd	111,471,213	4.3
	Other	170,782,868	6.6
		306,888,813	11.8
THAILAND
5,766,400	PTT PCL (Foreign)	8,644,664	0.3
	Other	62,306,028	2.4
		70,950,692	2.7
TURKEY		13,038,119	0.5
UNITED ARAB EMIRATES		17,719,587	0.7
UNITED KINGDOM		2,960,708	0.1
UNITED STATES
584,826	Vanguard Emerging Markets ETF	24,474,968	0.9
	Other	4,591,146	0.2
		29,066,114	1.1
	TOTAL COMMON STOCKS (Cost $2,213,740,742)	2,601,173,540	99.9
PREFERRED STOCKS
PHILIPPINES		606	0.0
	TOTAL PREFERRED STOCKS (Cost $725)	606	0.0
RIGHTS / WARRANTS
CHINA		2,144	0.0
Shares		Company	Value	% of net assets
THAILAND			$3,907	0.0%
	TOTAL RIGHTS / WARRANTS (Cost $0)		6,051	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			5,830,000	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
17,044,926	c	State Street Navigator Securities Lending Government Money Market Portfolio	17,044,926	0.7
			17,044,926	0.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,874,926)		22,874,926	0.9
	TOTAL PORTFOLIO (Cost $2,236,627,452)		2,624,066,257	100.8
	OTHER ASSETS & LIABILITIES, NET		(21,564,530)	(0.8)
	NET ASSETS		$2,602,501,727	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/19, the aggregate value of securities on loan is $38,903,004. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector (unaudited)

Emerging Markets Equity Index Fund  ■  October 31, 2019

Sector	Value	% of net assets
FINANCIALS	$664,905,168	25.7%
INFORMATION TECHNOLOGY	397,740,972	15.3
CONSUMER DISCRETIONARY	333,151,317	12.8
COMMUNICATION SERVICES	286,305,080	11.0
ENERGY	201,607,683	7.7
MATERIALS	180,323,723	6.9
CONSUMER STAPLES	175,012,882	6.7
INDUSTRIALS	146,552,568	5.6
REAL ESTATE	73,948,871	2.8
UTILITIES	71,270,048	2.7
HEALTH CARE	70,373,019	2.7
SHORT-TERM INVESTMENTS	22,874,926	0.9
OTHER ASSETS & LIABILITIES, NET	(21,564,530)	(0.8)
NET ASSETS	$2,602,501,727	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	35

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
2,601,541		BHP Billiton Ltd	$63,770,148	0.5%
1,572,617		Commonwealth Bank of Australia	85,267,439	0.6
406,611		CSL Ltd	71,708,391	0.5
2,484,932		National Australia Bank Ltd	48,777,063	0.4
1,006,577		Rio Tinto plc	52,404,217	0.4
3,061,127		Westpac Banking Corp	59,433,269	0.5
		Other	582,962,144	4.5
			964,322,671	7.4
AUSTRIA			29,251,345	0.2
BELGIUM
676,880		Anheuser-Busch InBev S.A.	54,635,986	0.4
		Other	67,919,106	0.6
			122,555,092	1.0
CHILE			4,141,050	0.0
CHINA			5,752,381	0.1
DENMARK
1,574,342		Novo Nordisk AS	86,571,012	0.7
		Other	138,051,606	1.0
			224,622,618	1.7
FINLAND			142,501,155	1.1
FRANCE
419,788		Air Liquide	55,815,449	0.4
519,474		Airbus SE	74,522,825	0.6
1,009,017		BNP Paribas S.A.	52,730,766	0.4
225,789		L’Oreal S.A.	65,944,311	0.5
247,129		LVMH Moet Hennessy Louis Vuitton S.A.	105,537,825	0.8
1,000,248		Sanofi-Aventis	92,209,926	0.7
2,132,626	*	Total S.A.	112,748,082	0.9
450,978		Vinci S.A.	50,598,031	0.4
		Other	802,536,236	6.2
			1,412,643,451	10.9
GERMANY
160,415		Adidas-Salomon AG.	49,531,454	0.4
378,123		Allianz AG.	92,346,160	0.7
817,784		BASF SE	62,167,287	0.5
830,512		Bayer AG.	64,427,937	0.5
2,946,031		Deutsche Telekom AG.	51,837,062	0.4
873,874		SAP AG.	115,789,567	0.9
680,387		Siemens AG.	78,516,654	0.6
		Other	594,282,544	4.5
			1,108,898,665	8.5
HONG KONG
10,753,138		AIA Group Ltd	107,082,089	0.8
		Other	291,779,081	2.3
			398,861,170	3.1
IRELAND			77,168,707	0.6
ISRAEL			68,703,885	0.5
ITALY
7,242,014		Enel S.p.A.	56,128,201	0.5
		Other	208,691,960	1.6
			264,820,161	2.1
Shares		Company	Value	% of net assets
JAPAN
80,811		Keyence Corp	$51,096,506	0.4%
10,903,292		Mitsubishi UFJ Financial Group, Inc	56,525,809	0.4
1,471,272		Softbank Group Corp	56,594,543	0.5
1,130,945		Sony Corp	68,839,653	0.5
2,030,086		Toyota Motor Corp	140,849,158	1.1
		Other	2,770,029,197	21.3
			3,143,934,866	24.2
LUXEMBOURG			29,360,165	0.2
MACAU			28,463,211	0.2
MEXICO			1,808,130	0.0
NETHERLANDS
379,545		ASML Holding NV	99,484,170	0.8
3,871,247		Royal Dutch Shell plc (A Shares)	112,220,024	0.9
3,332,341		Royal Dutch Shell plc (B Shares)	95,970,633	0.7
		Other	306,711,843	2.3
			614,386,670	4.7
NEW ZEALAND			30,581,850	0.2
NORWAY			79,950,309	0.6
PORTUGAL			20,377,314	0.2
RUSSIA			2,174,847	0.0
SINGAPORE			162,511,918	1.3
SOUTH AFRICA			27,464,659	0.2
SPAIN
15,001,543	e	Banco Santander S.A.	60,235,657	0.5
5,380,350		Iberdrola S.A.	55,304,582	0.4
		Other	249,163,651	1.9
			364,703,890	2.8
SWEDEN			311,332,216	2.4
SWITZERLAND
2,721,967		Nestle S.A.	291,199,600	2.2
1,910,298		Novartis AG.	166,912,664	1.3
624,406		Roche Holding AG.	187,918,608	1.5
134,638		Zurich Financial Services AG.	52,737,711	0.4
		Other	528,905,545	4.1
			1,227,674,128	9.5
UNITED ARAB EMIRATES			2,343,674	0.0
UNITED KINGDOM
1,172,548		AstraZeneca plc	114,343,617	0.9
18,092,674		BP plc	114,732,178	0.9
2,037,848		British American Tobacco plc	71,275,491	0.5
2,128,765		Diageo plc	87,132,429	0.7
4,471,339		GlaxoSmithKline plc	102,415,732	0.8
17,973,869		HSBC Holdings plc	135,794,523	1.0
628,979		Reckitt Benckiser Group plc	48,671,411	0.4
1,294,547	e	Unilever NV	76,516,366	0.6
989,163		Unilever plc	59,230,033	0.4
23,847,612		Vodafone Group plc	48,666,283	0.4
		Other	938,156,096	7.2
			1,796,934,159	13.8

36	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2019

Shares		Company	Value	% of net assets
UNITED STATES			$39,518,596	0.3%
		TOTAL COMMON STOCKS (Cost $10,972,108,746)	12,707,762,953	97.8

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			152,945,761	1.2
TREASURY DEBT			83,996,889	0.6

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
136,978,002	c	State Street Navigator Securities Lending
		Government Money Market Portfolio	136,978,002	1.1
			136,978,002	1.1
		TOTAL SHORT-TERM INVESTMENTS (Cost $373,916,881)	373,920,652	2.9
		TOTAL PORTFOLIO (Cost $11,346,025,627)	13,081,683,605	100.7
		OTHER ASSETS & LIABILITIES, NET	(92,034,432)	(0.7)
		NET ASSETS	$12,989,649,173	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $254,915,787. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2019 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
MSCI EAFE Index	2,159		12/20/19	$207,392,621	$211,279,740	$3,887,119

Summary of market values by sector (unaudited)

International Equity Index Fund  ■  October 31, 2019

Sector	Value	% of net assets
FINANCIALS	$2,352,217,358	18.1%
INDUSTRIALS	1,902,889,593	14.6
CONSUMER DISCRETIONARY	1,488,339,183	11.5
HEALTH CARE	1,496,563,529	11.5
CONSUMER STAPLES	1,471,588,455	11.3
MATERIALS	889,953,731	6.9
INFORMATION TECHNOLOGY	862,570,131	6.6
COMMUNICATION SERVICES	671,826,877	5.2
ENERGY	632,702,038	4.9
UTILITIES	479,882,231	3.7
REAL ESTATE	459,229,827	3.5
SHORT-TERM INVESTMENTS	373,920,652	2.9
OTHER ASSETS & LIABILITIES, NET	(92,034,432)	(0.7)
NET ASSETS	$12,989,649,173	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	37

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2019

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value *†	$22,684,138,844	$7,618,423,810	$6,931,187,780	$5,561,318,425	$3,299,937,333	$2,624,066,257	$13,081,683,605
Cash #	—	—	7,672	—	3,916	1,669	6,029,995
Cash – foreign ^	—	—	—	—	—	505,669	1,351,433
Receivable from securities transactions	28,662	2,900,790	5,017,523	—	6,918,503	20,538,594	1,584,345
Receivable from Fund shares sold	1,891,244	4,851,464	5,268,312	5,348,367	2,458,351	1,443,108	7,222,483
Dividends and interest receivable	18,579,656	3,309,903	8,867,014	4,904,212	1,624,015	2,333,677	57,285,054
Due from affiliates	532,169	2,589	2,885	2,276	—	263,783	182,819
Receivable for variation margin on open futures contracts	278,039	—	—	43,128	—	—	3,891,588
Other	774,761	237,785	275,081	248,794	155,614	88,579	541,705
Total assets	22,706,223,375	7,629,726,341	6,950,626,267	5,571,865,202	3,311,097,732	2,649,241,336	13,159,773,027
LIABILITIES
Management fees payable	854,423	291,998	265,917	211,259	119,141	351,569	492,632
Service agreement fees payable	173,142	176,817	217,725	348,446	194,751	79,621	305,769
Distribution fees payable	222,021	—	—	—	—	6,333	34,736
Due to affiliates	156,837	61,028	56,670	48,816	35,788	47,124	98,111
Overdraft payable	655,543	823,220	—	749,387	—	—	—
Payable for collateral for securities loaned	229,829,272	30,392,962	28,337,685	7,526,819	196,288,502	17,044,926	136,978,002
Payable for securities transactions	40,382,152	1,883,979	9,115,669	49,928,124	6,512,765	6,070,356	3,169,192
Payable for delayed delivery securities	2,987	—	—	—	10,194	—	90,424
Payable for Fund shares redeemed	27,109,837	3,204,904	2,066,685	977,287	311,339	20,781,529	27,661,425
Payable for trustee compensation	755,749	231,029	269,243	244,097	152,934	86,472	530,893
Accrued expenses and other payables	602,466	204,795	144,589	105,624	130,549	2,271,679	762,670
Total liabilities	300,744,429	37,270,732	40,474,183	60,139,859	203,755,963	46,739,609	170,123,854
NET ASSETS	$22,405,478,946	$7,592,455,609	$6,910,152,084	$5,511,725,343	$3,107,341,769	$2,602,501,727	$12,989,649,173
NET ASSETS CONSIST OF:
Paid-in-capital	$13,821,134,716	$4,503,721,157	$5,408,486,760	$3,074,962,403	$2,499,892,160	$2,359,184,318	$11,309,319,864
Total distributable earnings (loss)	8,584,344,230	3,088,734,452	1,501,665,324	2,436,762,940	607,449,609	243,317,409	1,680,329,309
NET ASSETS	$22,405,478,946	$7,592,455,609	$6,910,152,084	$5,511,725,343	$3,107,341,769	$2,602,501,727	$12,989,649,173
INSTITUTIONAL CLASS:
Net assets	$9,034,343,579	$6,833,845,547	$5,973,386,310	$4,038,595,601	$2,308,295,559	$824,508,531	$7,842,042,360
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	404,960,389	197,363,599	290,773,380	119,205,717	112,805,776	74,602,061	396,613,306
Net asset value per share	$22.31	$34.63	$20.54	$33.88	$20.46	$11.05	$19.77
ADVISOR CLASS:
Net assets	$49,888,469	$49,157,569	$31,050,635	$88,734,685	$7,979,875	$12,105,363	$118,307,490
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,238,092	1,421,955	1,515,138	2,624,031	390,597	1,094,509	5,991,670
Net asset value per share	$22.29	$34.57	$20.49	$33.82	$20.43	$11.06	$19.75
PREMIER CLASS:
Net assets	$63,211,129	$—	$—	$—	$—	$26,772,052	$240,884,247
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,842,132	—	—	—	—	2,429,478	12,218,767
Net asset value per share	$22.24	$—	$—	$—	$—	$11.02	$19.71
RETIREMENT CLASS:
Net assets	$662,899,616	$688,062,826	$877,422,559	$1,366,910,870	$791,066,335	$325,179,483	$1,175,682,496
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	29,311,242	19,753,491	42,036,545	40,660,807	38,542,744	29,570,452	58,211,899
Net asset value per share	$22.62	$34.83	$20.87	$33.62	$20.52	$11.00	$20.20
RETAIL CLASS:
Net assets	$1,028,244,482	$—	$—	$—	$—	$14,224,798	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	45,322,887	—	—	—	—	1,292,696	—
Net asset value per share	$22.69	$—	$—	$—	$—	$11.00	$—
CLASS W:
Net assets	$11,566,891,671	$21,389,667	$28,292,580	$17,484,187	$—	$1,399,711,500	$3,612,732,580
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	518,259,763	617,668	1,377,341	516,101	—	126,438,601	182,632,196
Net asset value per share	$22.32	$34.63	$20.54	$33.88	$—	$11.07	$19.78
* Includes securities loaned of	$251,573,258	$36,225,135	$35,240,782	$9,835,749	$233,830,109	$38,903,004	$254,915,787
† Portfolio investments, cost	$14,372,746,734	$4,668,822,768	$5,767,560,940	$3,163,270,535	$2,816,597,249	$2,236,627,452	$11,346,025,627
# Includes cash collateral for open futures contracts of	$—	$—	$—	$—	$—	$—	$10,615,500
^ Foreign cash, cost	$—	$—	$—	$—	$—	$505,645	$1,344,672

38	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	39

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2019

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INVESTMENT INCOME
Dividends *	$416,298,225	$89,224,646	$193,469,210	$110,538,352	$42,628,400	$80,002,854	$385,966,299
Income from securities lending	3,401,934	340,698	483,498	140,613	3,869,321	795,842	3,421,720
Interest	1,927,479	131,642	116,861	586,403	265,036	71,890	3,911,082
Total income	421,627,638	89,696,986	194,069,569	111,265,368	46,762,757	80,870,586	393,299,101
EXPENSES
Management fees	7,919,030	2,679,657	2,569,434	1,998,249	1,143,602	3,447,058	4,675,591
Shareholder servicing – Institutional Class	51,989	21,562	19,423	4,763	8,775	3,774	24,760
Shareholder servicing – Advisor Class	59,462	53,128	29,496	90,430	65,470	13,733	76,787
Shareholder servicing – Premier Class	103	—	—	—	—	50	283
Shareholder servicing – Retirement Class	1,539,690	1,699,317	2,079,632	3,132,857	1,819,720	660,244	2,562,795
Shareholder servicing – Retail Class	302,291	—	—	—	—	16,636	—
Shareholder servicing – Class W	7,984	1,530	1,530	1,530	—	2,657	3,805
Distribution fees – Premier Class	103,827	—	—	—	—	38,564	369,270
Distribution fees – Retail Class	2,454,013	—	—	—	—	35,718	—
Administrative service fees	422,839	160,935	154,117	130,781	95,827	129,149	268,449
Trustee fees and expenses	232,657	79,043	77,364	59,628	33,890	29,474	138,352
Other expenses	1,417,473	717,065	610,311	412,698	409,867	1,376,049	1,502,227
Total expenses	14,511,358	5,412,237	5,541,307	5,830,936	3,577,151	5,753,106	9,622,319
Less: Expenses reimbursed by the investment adviser	(4,712,563)	(2,589)	(2,885)	(2,276)	(52,822)	(2,288,588)	(1,630,037)
Net expenses	9,798,795	5,409,648	5,538,422	5,828,660	3,524,329	3,464,518	7,992,282
Net investment income (loss)	411,828,843	84,287,338	188,531,147	105,436,708	43,238,428	77,406,068	385,306,819
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	38,348,968	105,883,967	304,749,925	17,276,834	114,216,557	(110,118,896)	(217,632,292)
Purchased options	—	—	—	—	—	—	—
Futures contracts	7,677,356	—	—	4,872,652	(2,710,808)	—	13,399,963
Forward foreign currency contracts	—	—	—	—	—	—	—
Foreign currency transactions	(268)	—	—	—	(397)	(655,155)	111,729
Net realized gain (loss) on total investments	46,026,056	105,883,967	304,749,925	22,149,486	111,505,352	(110,774,051)	(204,120,600)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	2,154,149,592	865,565,779	201,196,485	547,963,221	(13,724,720)	322,820,961	1,093,943,158
Futures contracts	302,971	—	—	6,912	1,617,337	—	6,193,504
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	32,505	354,691
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	2,154,452,563	865,565,779	201,196,485	547,970,133	(12,107,383)	322,853,466	1,100,491,353
Net realized and unrealized gain (loss) on total investments	2,200,478,619	971,449,746	505,946,410	570,119,619	99,397,969	212,079,415	896,370,753
Net increase (decrease) in net assets from operations	$2,612,307,462	$1,055,737,084	$694,477,557	$675,556,327	$142,636,397	$289,485,483	$1,281,677,572
* Net of foreign withholding taxes of	$44,120	$1,093	$24,744	$—	$12,401	$8,103,110	$33,992,373
‡ Includes net realized gain (loss) from securities sold to affiliates of	$90,336	$1,145,404	$1,871,188	$143,119	$600,484	$(3,422,527)	$(20,799,593)
** Includes net change in unrealized foreign capital gains of	$—	$—	$—	$—	$—	$471,159	$—

40	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	41

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
OPERATIONS
Net investment income (loss)		$411,828,843	$316,922,796	$84,287,338	$74,706,142	$188,531,147	$159,543,881	$105,436,708	$88,338,322	$43,238,428	$34,644,805	$77,406,068	$60,038,746
Net realized gain (loss) on total investments		46,026,056	496,957,415	105,883,967	148,273,263	304,749,925	115,818,870	22,149,486	41,190,857	111,505,352	176,142,135	(110,774,051)	(34,711,507)
Net change in unrealized appreciation (depreciation) on total investments		2,154,452,563	275,110,036	865,565,779	334,902,392	201,196,485	(90,481,899)	547,970,133	197,790,891	(12,107,383)	(185,788,842)	322,853,466	(384,912,373)
Net increase (decrease) in net assets from operations		2,612,307,462	1,088,990,247	1,055,737,084	557,881,797	694,477,557	184,880,852	675,556,327	327,320,070	142,636,397	24,998,098	289,485,483	(359,585,134)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(180,381,188)	(322,726,759)	(192,446,619)	(91,785,812)	(229,594,367)	(241,570,582)	(93,136,598)	(74,107,082)	(152,970,573)	(101,560,256)	(30,219,932)	(42,286,152)
	Advisor Class	(789,676)	(82,404)	(1,419,956)	(221,644)	(451,177)	(106,054)	(1,195,293)	(537,437)	(1,046,983)	(288,261)	(36,554)	(20,783)
	Premier Class	(1,553,539)	(2,443,603)	—	—	—	—	—	—	—	—	(497,572)	(711,937)
	Retirement Class	(10,960,448)	(10,779,320)	(23,063,657)	(11,297,757)	(32,734,326)	(39,644,706)	(29,010,318)	(23,230,490)	(51,436,568)	(33,440,614)	(4,861,272)	(5,066,259)
	Retail Class	(17,989,684)	(18,417,581)	—	—	—	—	—	—	—	—	(255,388)	(249,044)
	Class W†	(178,899,288)	—	—	—	—	—	—	—	—	—	(22,510,534)	—
Total distributions		(390,573,823)	(354,449,667)	(216,930,232)	(103,305,213)	(262,779,870)	(281,321,342)	(123,342,209)	(97,875,009)	(205,454,124)	(135,289,131)	(58,381,252)	(48,334,175)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,036,591,655	3,230,115,769	1,869,986,849	1,320,419,505	1,300,150,256	1,002,140,083	495,180,551	410,333,481	472,916,553	428,823,059	223,335,744	753,805,498
	Advisor Class	23,855,063	51,340,748	30,218,835	33,751,576	31,264,624	8,444,496	52,735,409	31,644,438	5,875,729	11,943,158	11,726,035	8,887,891
	Premier Class	11,901,680	17,507,666	—	—	—	—	—	—	—	—	11,617,472	9,881,458
	Retirement Class	89,944,946	76,163,872	70,167,828	128,776,783	78,593,006	72,450,327	183,305,632	172,177,977	120,096,911	165,459,428	92,288,079	58,342,162
	Retail Class	58,114,144	104,505,179	—	—	—	—	—	—	—	—	10,006,644	13,303,194
	Class W†	3,072,554,450	255,621,867	20,999,878	—	28,310,288	—	17,239,862	—	—	—	479,766,255	43,329,392
Reinvestments of distributions:	Institutional Class	179,681,674	322,120,566	161,822,934	80,293,095	196,283,798	205,013,810	91,787,302	73,073,990	150,273,982	100,761,785	29,368,779	40,880,771
	Advisor Class	785,298	41,409	1,414,964	219,216	446,164	100,674	1,191,871	534,689	1,037,424	280,768	32,881	13,629
	Premier Class	1,553,298	2,443,603	—	—	—	—	—	—	—	—	497,572	646,904
	Retirement Class	10,960,429	10,779,320	23,057,082	11,294,616	32,734,326	39,644,623	29,010,317	23,230,490	51,436,568	33,440,614	4,861,271	5,066,180
	Retail Class	17,223,069	17,688,418	—	—	—	—	—	—	—	—	240,751	236,443
	Class W†	178,899,288	—	—	—	—	—	—	—	—	—	22,510,534	—
Transfers in connection with new class:	Institutional Class	—	(8,240,987,216)	—	—	—	—	—	—	—	—	—	(926,510,185)
	Class W†	—	8,240,987,216	—	—	—	—	—	—	—	—	—	926,510,185
Redemptions:	Institutional Class	(1,200,060,075)	(2,504,762,914)	(1,328,934,423)	(1,188,338,453)	(1,381,347,212)	(1,152,435,032)	(488,550,226)	(622,516,790)	(235,876,898)	(299,350,522)	(789,728,568)	(395,076,773)
	Advisor Class	(14,589,340)	(24,077,170)	(28,548,540)	(9,818,373)	(11,896,318)	(2,295,037)	(18,800,650)	(17,067,042)	(10,687,803)	(3,372,596)	(2,375,680)	(7,546,251)
	Premier Class	(44,085,529)	(50,510,684)	—	—	—	—	—	—	—	—	(12,452,575)	(18,260,670)
	Retirement Class	(72,924,275)	(87,506,313)	(188,430,667)	(157,947,341)	(151,691,844)	(192,929,464)	(178,542,345)	(191,178,101)	(53,437,564)	(73,290,574)	(27,903,786)	(59,757,963)
	Retail Class	(105,902,545)	(150,401,426)	—	—	—	—	—	—	—	—	(10,663,279)	(12,469,294)
	Class W†	(685,550,927)	(9,644,207)	(206,260)	—	(420,407)	—	(133,792)	—	—	—	(90,044,026)	(2,391,677)
Net increase (decrease) from shareholder transactions		2,558,952,303	1,261,425,703	631,548,480	218,650,624	122,426,681	(19,865,520)	184,423,931	(119,766,868)	501,634,902	364,695,120	(46,915,897)	438,890,894
Net increase (decrease) in net assets		4,780,685,942	1,995,966,283	1,470,355,332	673,227,208	554,124,368	(116,306,010)	736,638,049	109,678,193	438,817,175	254,404,087	184,188,334	30,971,585
NET ASSETS
Beginning of period		17,624,793,004	15,628,826,721	6,122,100,277	5,448,873,069	6,356,027,716	6,472,333,726	4,775,087,294	4,665,409,101	2,668,524,594	2,414,120,507	2,418,313,393	2,387,341,808
End of period		$22,405,478,946	$17,624,793,004	$7,592,455,609	$6,122,100,277	$6,910,152,084	$6,356,027,716	$5,511,725,343	$4,775,087,294	$3,107,341,769	$2,668,524,594	$2,602,501,727	$2,418,313,393
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	50,637,562	160,307,418	59,104,380	42,573,541	67,641,216	50,811,984	15,621,668	13,461,385	23,822,106	19,006,295	21,030,045	64,233,411
	Advisor Class	1,171,049	2,502,044	960,315	1,068,690	1,681,049	433,615	1,704,422	1,027,139	292,940	540,146	1,165,417	734,525
	Premier Class	578,761	871,946	—	—	—	—	—	—	—	—	1,087,721	840,329
	Retirement Class	4,321,086	3,701,968	2,199,671	4,207,307	3,914,966	3,620,819	5,850,402	5,707,738	6,013,113	7,338,854	8,571,585	4,821,510
	Retail Class	2,790,732	5,118,931	—	—	—	—	—	—	—	—	939,503	1,117,657
	Class W†	150,375,335	12,289,065	623,719	—	1,398,043	—	520,113	—	—	—	44,892,239	4,130,948
Shares reinvested:	Institutional Class	9,387,757	16,544,457	5,681,985	2,807,451	10,772,985	10,573,173	3,179,331	2,490,593	8,036,042	4,784,510	2,916,463	3,542,528
	Advisor Class	41,008	2,126	49,717	7,665	24,528	5,195	41,313	18,230	55,477	13,332	3,262	1,181
	Premier Class	81,282	125,764	—	—	—	—	—	—	—	—	49,510	56,155
	Retirement Class	563,808	545,236	803,103	391,902	1,764,654	2,010,376	1,010,460	796,110	2,735,987	1,580,369	484,191	440,537
	Retail Class	882,782	891,553	—	—	—	—	—	—	—	—	23,955	20,525
	Class W†	9,346,880	—	—	—	—	—	—	—	—	—	2,237,628	—
Shares transferred in connection with new class:	Institutional Class	—	(379,419,301)	—	—	—	—	—	—	—	—	—	(83,771,264)
	Class W†	—	379,419,301	—	—	—	—	—	—	—	—	—	83,771,264
Shares redeemed:	Institutional Class	(57,905,860)	(120,753,086)	(42,373,721)	(38,857,007)	(71,727,491)	(58,722,106)	(15,527,466)	(20,580,214)	(11,874,177)	(13,483,819)	(73,239,254)	(34,012,131)
	Advisor Class	(716,003)	(1,196,908)	(903,698)	(329,853)	(631,983)	(117,244)	(599,523)	(574,392)	(582,585)	(149,113)	(223,263)	(672,627)
	Premier Class	(2,126,089)	(2,503,769)	—	—	—	—	—	—	—	—	(1,167,151)	(1,532,255)
	Retirement Class	(3,439,387)	(4,229,246)	(6,100,131)	(5,134,943)	(7,824,548)	(9,733,259)	(5,774,792)	(6,319,330)	(2,665,457)	(3,314,245)	(2,637,941)	(5,194,107)
	Retail Class	(5,023,261)	(7,373,454)	—	—	—	—	—	—	—	—	(994,848)	(1,059,442)
	Class W†	(32,691,539)	(479,279)	(6,051)	—	(20,702)	—	(4,012)	—	—	—	(8,359,386)	(234,092)
Net increase (decrease) from shareholder transactions		128,275,903	66,364,766	20,039,289	6,734,753	6,992,717	(1,117,447)	6,021,916	(3,972,741)	25,833,446	16,316,329	(3,220,324)	37,234,652
†	Class W commenced operations on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and commenced operations on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.

42	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	43

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the year ended

		International Equity Index Fund
		October 31, 2019	October 31, 2018
OPERATIONS
Net investment income (loss)		$385,306,819	$364,382,688
Net realized gain (loss) on total investments		(204,120,600)	62,093,481
Net change in unrealized appreciation (depreciation) on total investments		1,100,491,353	(1,312,114,383)
Net increase (decrease) in net assets from operations		1,281,677,572	(885,638,214)
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(244,465,355)	(284,241,049)
	Advisor Class	(926,861)	(477,629)
	Premier Class	(6,500,507)	(8,754,675)
	Retirement Class	(27,099,954)	(25,854,770)
	Retail Class	—	—
	Class W†	(80,464,995)	—
Total distributions		(359,457,672)	(319,328,123)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,752,153,146	2,429,596,132
	Advisor Class	98,132,980	26,270,152
	Premier Class	112,652,548	40,024,515
	Retirement Class	203,905,393	135,035,988
	Retail Class	—	—
	Class W†	973,226,643	103,789,907
Reinvestments of distributions:	Institutional Class	237,169,410	276,810,438
	Advisor Class	923,437	462,009
	Premier Class	6,500,507	8,754,675
	Retirement Class	27,099,954	25,854,770
	Retail Class	—	—
	Class W†	80,464,995	—
Transfers in connection with new class:	Institutional Class	—	(2,585,474,266)
	Class W†	—	2,585,474,266
Redemptions:	Institutional Class	(2,409,638,043)	(1,772,562,771)
	Advisor Class	(17,508,515)	(20,370,867)
	Premier Class	(115,214,861)	(128,190,284)
	Retirement Class	(101,909,971)	(101,094,057)
	Retail Class	—	—
	Class W†	(171,217,675)	(2,717,932)
Net increase (decrease) from shareholder transactions		676,739,948	1,021,662,675
Net increase (decrease) in net assets		1,598,959,848	(183,303,662)
NET ASSETS
Beginning of period		11,390,689,325	11,573,992,987
End of period		$12,989,649,173	$11,390,689,325
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	94,735,677	120,900,275
	Advisor Class	5,360,250	1,292,940
	Premier Class	6,191,244	2,018,571
	Retirement Class	10,625,397	6,554,195
	Retail Class	—	—
	Class W†	52,249,718	5,473,850
Shares reinvested:	Institutional Class	13,740,985	13,959,175
	Advisor Class	53,532	23,298
	Premier Class	377,278	442,379
	Retirement Class	1,533,670	1,274,890
	Retail Class	—	—
	Class W†	4,661,935	—
Shares transferred in connection with new class:	Institutional Class	—	(129,597,708)
	Class W†	—	129,597,708
Shares redeemed:	Institutional Class	(131,202,913)	(89,016,609)
	Advisor Class	(959,322)	(1,020,145)
	Premier Class	(6,128,956)	(6,435,105)
	Retirement Class	(5,477,552)	(4,962,386)
	Retail Class	—	—
	Class W†	(9,202,351)	(148,664)
Net increase (decrease) from shareholder transactions		36,558,592	50,356,664
†	Class W commenced operations on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and commenced operations on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.

44	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EQUITY INDEX FUND
Institutional Class:	10/31/19		$20.12	$0.43		$2.20	$2.63	$(0.37)	$(0.07)	$(0.44)	$22.31
	10/31/18		19.31	0.38		0.86	1.24	(0.33)	(0.10)	(0.43)	20.12
	10/31/17		15.95	0.35		3.42	3.77	(0.33)	(0.08)	(0.41)	19.31
	10/31/16		15.82	0.33		0.30	0.63	(0.31)	(0.19)	(0.50)	15.95
	10/31/15		15.51	0.31		0.36	0.67	(0.28)	(0.08)	(0.36)	15.82
Advisor Class:	10/31/19		20.12	0.40		2.19	2.59	(0.35)	(0.07)	(0.42)	22.29
	10/31/18		19.30	0.33		0.90	1.23	(0.31)	(0.10)	(0.41)	20.12
	10/31/17		15.96	0.31		3.44	3.75	(0.33)	(0.08)	(0.41)	19.30
	10/31/16	‡	15.96	0.25		0.25	0.50	(0.31)	(0.19)	(0.50)	15.96
Premier Class:	10/31/19		20.05	0.40		2.19	2.59	(0.33)	(0.07)	(0.40)	22.24
	10/31/18		19.25	0.34		0.87	1.21	(0.31)	(0.10)	(0.41)	20.05
	10/31/17		15.91	0.32		3.41	3.73	(0.31)	(0.08)	(0.39)	19.25
	10/31/16		15.77	0.32		0.29	0.61	(0.28)	(0.19)	(0.47)	15.91
	10/31/15		15.46	0.29		0.36	0.65	(0.26)	(0.08)	(0.34)	15.77
Retirement Class:	10/31/19		20.39	0.38		2.24	2.62	(0.32)	(0.07)	(0.39)	22.62
	10/31/18		19.56	0.32		0.90	1.22	(0.29)	(0.10)	(0.39)	20.39
	10/31/17		16.16	0.31		3.46	3.77	(0.29)	(0.08)	(0.37)	19.56
	10/31/16		16.02	0.29		0.31	0.60	(0.27)	(0.19)	(0.46)	16.16
	10/31/15		15.71	0.28		0.36	0.64	(0.25)	(0.08)	(0.33)	16.02
Retail Class:	10/31/19		20.45	0.38		2.24	2.62	(0.31)	(0.07)	(0.38)	22.69
	10/31/18		19.62	0.32		0.89	1.21	(0.28)	(0.10)	(0.38)	20.45
	10/31/17		16.21	0.30		3.47	3.77	(0.28)	(0.08)	(0.36)	19.62
	10/31/16		16.06	0.29		0.32	0.61	(0.27)	(0.19)	(0.46)	16.21
	10/31/15		15.75	0.27		0.36	0.63	(0.24)	(0.08)	(0.32)	16.06
Class W:	10/31/19		20.13	0.44		2.19	2.63	(0.37)	(0.07)	(0.44)	22.32
	10/31/18	†	21.72	0.01		(1.60)	(1.59)	—	—	—	20.13

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/19		30.73	0.41		4.59	5.00	(0.39)	(0.71)	(1.10)	34.63
	10/31/18		28.30	0.39		2.59	2.98	(0.35)	(0.20)	(0.55)	30.73
	10/31/17		22.13	0.36		6.11	6.47	(0.30)	—	(0.30)	28.30
	10/31/16		22.25	0.35		0.13	0.48	(0.32)	(0.28)	(0.60)	22.13
	10/31/15		21.03	0.33		1.52	1.85	(0.29)	(0.34)	(0.63)	22.25
Advisor Class:	10/31/19		30.68	0.37		4.59	4.96	(0.36)	(0.71)	(1.07)	34.57
	10/31/18		28.27	0.35		2.58	2.93	(0.32)	(0.20)	(0.52)	30.68
	10/31/17		22.12	0.31		6.13	6.44	(0.29)	—	(0.29)	28.27
	10/31/16	‡	22.50	0.24		(0.02)	0.22	(0.32)	(0.28)	(0.60)	22.12
Retirement Class:	10/31/19		30.89	0.33		4.63	4.96	(0.31)	(0.71)	(1.02)	34.83
	10/31/18		28.46	0.32		2.60	2.92	(0.29)	(0.20)	(0.49)	30.89
	10/31/17		22.26	0.30		6.15	6.45	(0.25)	—	(0.25)	28.46
	10/31/16		22.38	0.30		0.12	0.42	(0.26)	(0.28)	(0.54)	22.26
	10/31/15		21.15	0.28		1.53	1.81	(0.24)	(0.34)	(0.58)	22.38
Class W:	10/31/19	†	33.68	0.02		0.93	0.95	—	—	—	34.63

46	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

					Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate

EQUITY INDEX FUND
Institutional Class:	10/31/19		13.47%		$9,034,344		0.05%		0.05%		2.08%		4%
	10/31/18		6.52		8,106,985		0.05		0.05		1.87		5	[f]
	10/31/17		24.00		14,021,233		0.05		0.05		1.96		11
	10/31/16		4.24		10,010,647		0.05		0.05		2.11		9
	10/31/15		4.48		8,759,567		0.05		0.05		1.99		8
Advisor Class:	10/31/19		13.26		49,888		0.19		0.19		1.93		4
	10/31/18		6.44		35,041		0.19		0.19		1.61		5	[f]
	10/31/17		23.85		8,389		0.15		0.15		1.76		11
	10/31/16	‡	3.38	[b]	123		0.07	[c]	0.07	[c]	1.77	[c]	9
Premier Class:	10/31/19		13.28		63,211		0.20		0.20		1.92		4
	10/31/18		6.36		86,396		0.20		0.20		1.68		5	[f]
	10/31/17		23.78		111,915		0.20		0.20		1.81		11
	10/31/16		4.07		70,911		0.20		0.20		2.08		9
	10/31/15		4.36		94,864		0.20		0.20		1.83		8
Retirement Class:	10/31/19		13.18		662,900		0.30		0.30		1.83		4
	10/31/18		6.29		568,207		0.30		0.30		1.56		5	[f]
	10/31/17		23.66		544,772		0.30		0.30		1.72		11
	10/31/16		3.99		431,405		0.30		0.30		1.87		9
	10/31/15		4.17		394,683		0.30		0.30		1.73		8
Retail Class:	10/31/19		13.15		1,028,244		0.33		0.33		1.80		4
	10/31/18		6.24		954,571		0.33		0.33		1.53		5	[f]
	10/31/17		23.59		942,518		0.33		0.33		1.69		11
	10/31/16		3.99		763,597		0.34		0.34		1.84		9
	10/31/15		4.12		740,691		0.35		0.35		1.70		8
Class W:	10/31/19		13.48		11,566,892		0.05		0.00		2.13		4
	10/31/18	†	(7.32)[b]		7,873,593		0.04	[c]	0.00	[c]	0.55	[c]	5	[f]

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/19		17.03		6,833,846		0.05		0.05		1.28		28
	10/31/18		10.67		5,375,762		0.05		0.05		1.28		28
	10/31/17		29.56		4,767,108		0.06		0.06		1.45		18
	10/31/16		2.29		3,044,925		0.06		0.06		1.61		22
	10/31/15		9.09		2,472,946		0.06		0.06		1.55		24
Advisor Class:	10/31/19		16.90		49,158		0.18		0.18		1.16		28
	10/31/18		10.49		40,368		0.19		0.19		1.13		28
	10/31/17		29.45		16,090		0.19		0.19		1.22		18
	10/31/16	‡	1.09	[b]	2,868		0.14	[c]	0.14	[c]	1.26	[c]	22
Retirement Class:	10/31/19		16.75		688,063		0.30		0.30		1.05		28
	10/31/18		10.37		705,970		0.30		0.30		1.03		28
	10/31/17		29.23		665,674		0.31		0.31		1.20		18
	10/31/16		2.02		396,654		0.31		0.31		1.36		22
	10/31/15		8.83		365,090		0.31		0.31		1.31		24
Class W:	10/31/19	†	2.82	[b]	21,390		0.15	[c]	0.00	[c]	0.79	[c]	28

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	47

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year ended		beginning of period	income (loss	)[a]	(loss) on total investments	investment operations	investment income	realized gains	and distributions	end of period

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/19		$19.30	$0.57		$1.47	$2.04	$(0.49)	$(0.31)	$(0.80)	$20.54
	10/31/18		19.58	0.49		0.09	0.58	(0.47)	(0.39)	(0.86)	19.30
	10/31/17		17.16	0.45		2.53	2.98	(0.38)	(0.18)	(0.56)	19.58
	10/31/16		17.26	0.44		0.54	0.98	(0.41)	(0.67)	(1.08)	17.16
	10/31/15		17.97	0.43		(0.35)	0.08	(0.33)	(0.46)	(0.79)	17.26
Advisor Class:	10/31/19		19.26	0.55		1.46	2.01	(0.47)	(0.31)	(0.78)	20.49
	10/31/18		19.56	0.46		0.08	0.54	(0.45)	(0.39)	(0.84)	19.26
	10/31/17		17.15	0.41		2.56	2.97	(0.38)	(0.18)	(0.56)	19.56
	10/31/16	‡	17.33	0.31		0.59	0.90	(0.41)	(0.67)	(1.08)	17.15
Retirement Class:	10/31/19		19.59	0.53		1.50	2.03	(0.44)	(0.31)	(0.75)	20.87
	10/31/18		19.87	0.45		0.09	0.54	(0.43)	(0.39)	(0.82)	19.59
	10/31/17		17.41	0.41		2.58	2.99	(0.35)	(0.18)	(0.53)	19.87
	10/31/16		17.50	0.41		0.54	0.95	(0.37)	(0.67)	(1.04)	17.41
	10/31/15		18.21	0.40		(0.36)	0.04	(0.29)	(0.46)	(0.75)	17.50
Class W:	10/31/19	†	20.26	0.08		0.20	0.28	—	—	—	20.54

S&P 500 INDEX FUND
Institutional Class:	10/31/19		30.48	0.68		3.53	4.21	(0.59)	(0.22)	(0.81)	33.88
	10/31/18		29.04	0.57		1.52	2.09	(0.54)	(0.11)	(0.65)	30.48
	10/31/17		24.06	0.53		5.04	5.57	(0.48)	(0.11)	(0.59)	29.04
	10/31/16		23.66	0.51		0.50	1.01	(0.46)	(0.15)	(0.61)	24.06
	10/31/15		22.92	0.47		0.68	1.15	(0.41)	—	(0.41)	23.66
Advisor Class:	10/31/19		30.43	0.64		3.52	4.16	(0.55)	(0.22)	(0.77)	33.82
	10/31/18		29.01	0.52		1.52	2.04	(0.51)	(0.11)	(0.62)	30.43
	10/31/17		24.06	0.45		5.09	5.54	(0.48)	(0.11)	(0.59)	29.01
	10/31/16	‡	23.87	0.33		0.47	0.80	(0.46)	(0.15)	(0.61)	24.06
Retirement Class:	10/31/19		30.24	0.60		3.51	4.11	(0.51)	(0.22)	(0.73)	33.62
	10/31/18		28.83	0.49		1.50	1.99	(0.47)	(0.11)	(0.58)	30.24
	10/31/17		23.90	0.46		5.01	5.47	(0.43)	(0.11)	(0.54)	28.83
	10/31/16		23.51	0.45		0.50	0.95	(0.41)	(0.15)	(0.56)	23.90
	10/31/15		22.77	0.41		0.69	1.10	(0.36)	—	(0.36)	23.51
Class W:	10/31/19	†	33.16	0.10		0.62	0.72	—	—	—	33.88

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/19		21.18	0.31		0.59	0.90	(0.28)	(1.34)	(1.62)	20.46
	10/31/18		22.02	0.31		0.12	0.43	(0.31)	(0.96)	(1.27)	21.18
	10/31/17		17.88	0.29		4.64	4.93	(0.31)	(0.48)	(0.79)	22.02
	10/31/16		18.25	0.31		0.42	0.73	(0.30)	(0.80)	(1.10)	17.88
	10/31/15		19.22	0.30		(0.22)	0.08	(0.31)	(0.74)	(1.05)	18.25
Advisor Class:	10/31/19		21.15	0.30		0.57	0.87	(0.25)	(1.34)	(1.59)	20.43
	10/31/18		22.00	0.26		0.14	0.40	(0.29)	(0.96)	(1.25)	21.15
	10/31/17		17.88	0.24		4.67	4.91	(0.31)	(0.48)	(0.79)	22.00
	10/31/16	‡	18.63	0.27		0.08	0.35	(0.30)	(0.80)	(1.10)	17.88
Retirement Class:	10/31/19		21.23	0.26		0.60	0.86	(0.23)	(1.34)	(1.57)	20.52
	10/31/18		22.07	0.25		0.14	0.39	(0.27)	(0.96)	(1.23)	21.23
	10/31/17		17.93	0.24		4.65	4.89	(0.27)	(0.48)	(0.75)	22.07
	10/31/16		18.29	0.27		0.42	0.69	(0.25)	(0.80)	(1.05)	17.93
	10/31/15		19.25	0.25		(0.21)	0.04	(0.26)	(0.74)	(1.00)	18.29

48	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

					Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/19		11.13%		$5,973,386		0.05%		0.05%		2.97%		38%
	10/31/18		2.97		5,482,154		0.05		0.05		2.49		27
	10/31/17		17.66		5,510,818		0.06		0.06		2.42		27
	10/31/16		6.37		4,134,073		0.06		0.06		2.66		23
	10/31/15		0.49		2,958,189		0.06		0.06		2.48		24
Advisor Class:	10/31/19		11.00		31,051		0.19		0.19		2.85		38
	10/31/18		2.77		8,505		0.19		0.19		2.34		27
	10/31/17		17.58		2,346		0.20		0.20		2.21		27
	10/31/16	‡	5.87	[b]	141		0.08	[c]	0.08	[c]	2.08	[c]	23
Retirement Class:	10/31/19		10.85		877,423		0.30		0.30		2.71		38
	10/31/18		2.68		865,369		0.30		0.30		2.25		27
	10/31/17		17.41		959,169		0.30		0.30		2.17		27
	10/31/16		6.06		686,313		0.31		0.31		2.43		23
	10/31/15		0.26		448,665		0.31		0.31		2.24		24
Class W:	10/31/19	†	1.38	[b]	28,293		0.12	[c]	0.00	[c]	4.13	[c]	38

S&P 500 INDEX FUND
Institutional Class:	10/31/19		14.27		4,038,596		0.05		0.05		2.17		5
	10/31/18		7.26		3,533,305		0.05		0.05		1.87		8
	10/31/17		23.56		3,500,746		0.06		0.06		1.99		9
	10/31/16		4.47		2,527,279		0.05		0.05		2.18		8
	10/31/15		5.11		2,186,465		0.06		0.06		2.04		8
Advisor Class:	10/31/19		14.12		88,735		0.19		0.19		2.05		5
	10/31/18		7.12		44,964		0.20		0.20		1.70		8
	10/31/17		23.40		29,207		0.19		0.19		1.68		9
	10/31/16	‡	3.54	[b]	482		0.09	[c]	0.09	[c]	1.59	[c]	8
Retirement Class:	10/31/19		14.01		1,366,911		0.30		0.30		1.92		5
	10/31/18		6.97		1,196,818		0.30		0.30		1.62		8
	10/31/17		23.24		1,135,456		0.31		0.31		1.74		9
	10/31/16		4.19		787,632		0.30		0.30		1.95		8
	10/31/15		4.91		716,541		0.31		0.31		1.79		8
Class W:	10/31/19	†	2.17	[b]	17,484		0.16	[c]	0.00	[c]	3.34	[c]	5

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/19		4.98		2,308,296		0.06		0.06		1.58		32
	10/31/18		1.99		1,966,064		0.06		0.06		1.38		20
	10/31/17		28.01		1,816,567		0.06		0.06		1.43		22
	10/31/16		4.48		1,364,443		0.06		0.06		1.80		22
	10/31/15		0.54		1,296,895		0.06		0.06		1.56		22
Advisor Class:	10/31/19		4.83		7,980		0.84		0.21		1.52		32
	10/31/18		1.84		13,215		0.42		0.21		1.13		20
	10/31/17		27.88		4,848		1.17		0.21		1.18		22
	10/31/16	‡	2.33	[b]	107		0.08	[c]	0.08	[c]	1.74	[c]	22
Retirement Class:	10/31/19		4.72		791,066		0.31		0.31		1.33		32
	10/31/18		1.75		689,246		0.31		0.31		1.12		20
	10/31/17		27.66		592,706		0.31		0.31		1.18		22
	10/31/16		4.22		412,202		0.31		0.31		1.56		22
	10/31/15		0.31		427,901		0.31		0.31		1.33		22

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	49

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/19		$10.14	$0.30		$0.85	$1.15	$(0.24)	$—	$(0.24)	$11.05
	10/31/18		11.86	0.28		(1.76)	(1.48)	(0.24)	—	(0.24)	10.14
	10/31/17		9.52	0.22		2.29	2.51	(0.17)	—	(0.17)	11.86
	10/31/16		8.93	0.20		0.59	0.79	(0.20)	—	(0.20)	9.52
	10/31/15		10.68	0.23		(1.77)	(1.54)	(0.21)	—	(0.21)	8.93
Advisor Class:	10/31/19		10.13	0.35		0.80	1.15	(0.22)	—	(0.22)	11.06
	10/31/18		11.85	0.37		(1.87)	(1.50)	(0.22)	—	(0.22)	10.13
	10/31/17		9.52	0.25		2.24	2.49	(0.16)	—	(0.16)	11.85
	10/31/16	‡	8.64	0.18		0.90	1.08	(0.20)	—	(0.20)	9.52
Premier Class:	10/31/19		10.10	0.32		0.82	1.14	(0.22)	—	(0.22)	11.02
	10/31/18		11.82	0.23		(1.73)	(1.50)	(0.22)	—	(0.22)	10.10
	10/31/17		9.50	0.22		2.26	2.48	(0.16)	—	(0.16)	11.82
	10/31/16		8.91	0.19		0.59	0.78	(0.19)	—	(0.19)	9.50
	10/31/15		10.65	0.23		(1.77)	(1.54)	(0.20)	—	(0.20)	8.91
Retirement Class:	10/31/19		10.08	0.32		0.81	1.13	(0.21)	—	(0.21)	11.00
	10/31/18		11.80	0.24		(1.75)	(1.51)	(0.21)	—	(0.21)	10.08
	10/31/17		9.48	0.20		2.27	2.47	(0.15)	—	(0.15)	11.80
	10/31/16		8.90	0.18		0.58	0.76	(0.18)	—	(0.18)	9.48
	10/31/15		10.64	0.21		(1.76)	(1.55)	(0.19)	—	(0.19)	8.90
Retail Class:	10/31/19		10.09	0.29		0.82	1.11	(0.20)	—	(0.20)	11.00
	10/31/18		11.81	0.23		(1.75)	(1.52)	(0.20)	—	(0.20)	10.09
	10/31/17		9.48	0.18		2.29	2.47	(0.14)	—	(0.14)	11.81
	10/31/16		8.89	0.16		0.59	0.75	(0.16)	—	(0.16)	9.48
	10/31/15		10.63	0.19		(1.76)	(1.57)	(0.17)	—	(0.17)	8.89
Class W:	10/31/19		10.14	0.37		0.81	1.18	(0.25)	—	(0.25)	11.07
	10/31/18	†	11.06	0.02		(0.94)	(0.92)	—	—	—	10.14

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/19		18.37	0.61		1.37	1.98	(0.58)	—	(0.58)	19.77
	10/31/18		20.32	0.61		(2.00)	(1.39)	(0.56)	—	(0.56)	18.37
	10/31/17		16.89	0.55		3.37	3.92	(0.49)	—	(0.49)	20.32
	10/31/16		17.86	0.54		(1.00)	(0.46)	(0.51)	—	(0.51)	16.89
	10/31/15		18.82	0.57		(0.81)	(0.24)	(0.69)	(0.03)	(0.72)	17.86
Advisor Class:	10/31/19		18.34	0.58		1.38	1.96	(0.55)	—	(0.55)	19.75
	10/31/18		20.29	0.60		(2.01)	(1.41)	(0.54)	—	(0.54)	18.34
	10/31/17		16.88	0.49		3.40	3.89	(0.48)	—	(0.48)	20.29
	10/31/16	‡	17.70	0.37		(0.68)	(0.31)	(0.51)	—	(0.51)	16.88
Premier Class:	10/31/19		18.31	0.59		1.36	1.95	(0.55)	—	(0.55)	19.71
	10/31/18		20.26	0.56		(1.98)	(1.42)	(0.53)	—	(0.53)	18.31
	10/31/17		16.84	0.52		3.36	3.88	(0.46)	—	(0.46)	20.26
	10/31/16		17.81	0.51		(0.99)	(0.48)	(0.49)	—	(0.49)	16.84
	10/31/15		18.77	0.54		(0.81)	(0.27)	(0.66)	(0.03)	(0.69)	17.81
Retirement Class:	10/31/19		18.74	0.59		1.40	1.99	(0.53)	—	(0.53)	20.20
	10/31/18		20.73	0.57		(2.04)	(1.47)	(0.52)	—	(0.52)	18.74
	10/31/17		17.22	0.52		3.44	3.96	(0.45)	—	(0.45)	20.73
	10/31/16		18.20	0.50		(1.01)	(0.51)	(0.47)	—	(0.47)	17.22
	10/31/15		19.15	0.53		(0.81)	(0.28)	(0.64)	(0.03)	(0.67)	18.20
Class W:	10/31/19		18.37	0.63		1.36	1.99	(0.58)	—	(0.58)	19.78
	10/31/18	†	19.95	0.02		(1.60)	(1.58)	—	—	—	18.37
‡	Advisor Class commenced operations on December 4, 2015.
†	Class W commenced operations on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and commenced operations on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[f]	Does not include in-kind transactions.

50	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss	)	rate

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/19		11.60%	$824,509	0.20%		0.20%		2.80%		53%
	10/31/18		(12.75)	1,256,129	0.20		0.20		2.34		27
	10/31/17		26.87	2,062,554	0.21		0.21		2.17		29
	10/31/16		9.25	1,476,857	0.22		0.22		2.32		30
	10/31/15		(14.54)	1,051,171	0.22		0.22		2.36		42
Advisor Class:	10/31/19		11.52	12,105	0.34		0.34		3.34		53
	10/31/18		(12.86)	1,511	0.34		0.34		3.19		27
	10/31/17		26.73	1,019	0.37		0.36		2.34		29
	10/31/16	‡	12.90 [b]	193	0.24	[c]	0.24	[c]	2.35	[c]	30
Premier Class:	10/31/19		11.52	26,772	0.35		0.35		3.00		53
	10/31/18		(12.89)	24,852	0.35		0.35		1.99		27
	10/31/17		26.55	36,599	0.36		0.36		2.10		29
	10/31/16		9.12	17,476	0.37		0.37		2.18		30
	10/31/15		(14.60)	9,624	0.38		0.38		2.40		42
Retirement Class:	10/31/19		11.43	325,179	0.45		0.45		2.97		53
	10/31/18		(12.99)	233,463	0.45		0.45		2.03		27
	10/31/17		26.51	272,466	0.46		0.46		1.98		29
	10/31/16		8.92	140,457	0.47		0.47		2.08		30
	10/31/15		(14.69)	84,960	0.47		0.47		2.21		42
Retail Class:	10/31/19		11.16	14,225	0.57		0.57		2.74		53
	10/31/18		(13.07)	13,357	0.57		0.57		1.92		27
	10/31/17		26.44	14,704	0.58		0.58		1.79		29
	10/31/16		8.81	9,124	0.61		0.61		1.91		30
	10/31/15		(14.85)	7,847	0.60		0.60		1.98		42
Class W:	10/31/19		11.86	1,399,712	0.20		0.00		3.50		53
	10/31/18	†	(8.32)[b]	889,002	0.22	[c]	0.00	[c]	2.27	[c]	27

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/19		11.23	7,842,042	0.06		0.06		3.28		10
	10/31/18		(7.04)	7,702,594	0.06		0.06		3.06		4	[f]
	10/31/17		23.84	10,221,016	0.06		0.06		3.01		11
	10/31/16		(2.48)	6,655,871	0.06		0.06		3.25		11
	10/31/15		(1.18)	5,549,083	0.06		0.06		3.10		5
Advisor Class:	10/31/19		11.15	118,307	0.19		0.19		3.15		10
	10/31/18		(7.16)	28,194	0.20		0.20		3.00		4	[f]
	10/31/17		23.68	25,184	0.21		0.21		2.63		11
	10/31/16	‡	(1.67)[b]	4,108	0.14	[c]	0.14	[c]	2.49	[c]	11
Premier Class:	10/31/19		11.06	240,884	0.21		0.21		3.18		10
	10/31/18		(7.18)	215,656	0.21		0.21		2.80		4	[f]
	10/31/17		23.67	319,116	0.21		0.21		2.83		11
	10/31/16		(2.64)	242,345	0.21		0.21		3.09		11
	10/31/15		(1.33)	242,384	0.21		0.21		2.95		5
Retirement Class:	10/31/19		11.01	1,175,682	0.31		0.31		3.09		10
	10/31/18		(7.29)	965,816	0.31		0.31		2.78		4	[f]
	10/31/17		23.55	1,008,677	0.31		0.31		2.75		11
	10/31/16		(2.77)	667,204	0.31		0.31		2.97		11
	10/31/15		(1.38)	673,860	0.31		0.31		2.84		5
Class W:	10/31/19		11.30	3,612,733	0.06		0.00		3.42		10
	10/31/18	†	(7.92)[b]	2,478,430	0.06	[c]	0.00	[c]	1.15	[c]	4	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	51

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Prior to September 30, 2019, Teachers Personal Investors Services (“TPIS”) was the distributor of each share class. Effective September 30, 2019, TPIS merged into Nuveen Securities and Nuveen Securities became the distributor of each share class. Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. In many cases, these estimates are based on data from the prior calendar year end.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2019, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid,

52	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

utilization of tax equalization credits, dividend redesignations, deemed dividend due to corporate actions, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes Investment Company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still required the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires Funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule were implemented on June 1, 2019 and did not have a material impact on the Funds’ financial statements and various filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated,

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	53

Notes to financial statements

such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Lev]el 3.

As of October 31, 2019, 100% of the value of investments in the Large-Cap Growth Index Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2019, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Financials	$3,022,546,931	$—	$4,176	$3,022,551,107
Health care	3,092,319,574	—	67,765	3,092,387,339
Materials	638,522,266	—	54,153	638,576,419
All other equity investments*	15,588,977,029	—	—	15,588,977,029
Short-term investments	229,829,272	111,817,678	—	341,646,950
Futures contracts**	277,186	—	—	277,186
Total	$22,572,472,258	$111,817,678	$126,094	$22,684,416,030
Large-Cap Value Index
Equity investments*	$6,901,880,095	$—	$—	$6,901,880,095
Short-term investments	28,337,685	970,000	—	29,307,685
Total	$6,930,217,780	$970,000	$—	$6,931,187,780
S&P 500 Index
Equity investments*	$5,490,746,606	$—	$—	$5,490,746,606
Short-term investments	7,526,819	63,045,000	—	70,571,819
Futures contracts**	42,920	—	—	42,920
Total	$5,498,316,345	$63,045,000	$—	$5,561,361,345
Small-Cap Blend Index
Equity investments:
Financials	$584,502,809	$—	$8,640	$584,511,449
Health care	508,018,527	—	113,381	508,131,908
Materials	117,917,461	—	114,018	118,031,479
All other equity investments*	1,892,863,995	—	—	1,892,863,995
Short-term investments	196,288,502	110,000	—	196,398,502
Total	$3,299,591,294	$110,000	$236,039	$3,299,937,333
Emerging Markets Equity Index
Equity investments:
Africa/Middle East	$—	$175,703,964	$—	$175,703,964
Asia	207,990,257	1,563,423,874	4,990	1,771,419,121
Europe	78,194,668	27,211,736	—	105,406,404
Latin America	—	262,004,881	—	262,004,881
All other equity investments*	42,628,020	243,095,222	922,585	286,645,827
Corporate bonds	—	11,134	—	11,134
Short-term investments	17,044,926	5,830,000	—	22,874,926
Total	$345,857,871	$2,277,280,811	$927,575	$2,624,066,257
International Equity Index
Equity investments:
Asia	$4,231,425	$3,538,564,610	$—	$3,542,796,035
Australasia	—	964,319,944	2,727	964,322,671
Europe	39,784,150	7,061,609,191	—	7,101,393,341
All other equity investments*	39,342,105	1,059,908,801	—	1,099,250,906
Short-term investments	136,978,002	236,942,650	—	373,920,652
Futures contracts**	3,887,119	—	—	3,887,119
Total	$224,222,801	$12,861,345,196	$2,727	$13,085,570,724

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

54	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2019, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
Derivative contracts	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures contracts*	$277,186
S&P 500 Index Fund
Equity contracts	Futures contracts*	42,920
International Equity Index Fund
Equity contracts	Futures contracts*	3,887,119

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2019, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)
Equity Index Fund
Equity contracts	Futures transactions	$7,677,356		$302,971
S&P 500 Index Fund
Equity contracts	Futures transactions	4,872,652		6,912
Small-Cap Blend Index Fund
Equity contracts	Futures transactions	(2,710,808)		1,617,337
International Equity Index Fund
Equity contracts	Futures transactions	13,399,963		6,193,504

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2019, the Equity Index Fund, the S&P 500 Index Fund and the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3% of net assets. The futures contracts outstanding as of October 31, 2019 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2019, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	55

Notes to financial statements

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
		Retirement	Premier	Retail	Institutional	Advisor	Premier	Retirement	Retail	Class
Fund		Class	Class	Class	Class	Class	Class	Class	Class	W§
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.24%	0.34%	0.48%	0.09%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
Large-Cap Value Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
S&P 500 Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
Small-Cap Blend Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	—
Emerging Markets Equity Index	0.14	0.25	0.15	0.25	0.25	0.40	0.40	0.50	0.64	0.25
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.30	0.40	—	0.15

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 29, 2020. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2019, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss )
Equity Index	$521,614,769	$1,520,603	$90,336
Large-Cap Growth Index	184,536,007	68,007,847	1,145,404
Large-Cap Value Index	151,528,882	96,329,092	1,871,188
S&P 500 Index	145,208,293	2,386,143	143,119
Small-Cap Blend Index	34,503,061	21,995,669	600,484
Emerging Markets Equity Index	27,071,078	7,818,470	(3,422,527)
International Equity Index	297,559,407	58,023,355	(20,799,593)

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2019:

Fund	TIAA-CREF Lifecycle Index Funds	TIAA Access	Total
Equity Index	52%	1%	53%
Large-Cap Growth Index	—	4	4
Large-Cap Value Index	—	7	7
S&P 500 Index	—	11	11
Small-Cap Blend Index	—	17	17
Emerging Markets Equity Index	54	1	55
International Equity Index	28	6	34

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2019, two 529 Plans owned 9%, and 9%, respectively, of the Equity Index Fund; one 529 Plan owned 5% of the Large-Cap Growth Index Fund; one 529 Plan owned 6% of the Large-Cap Value Index Fund and two 529 Plans owned 9% and 8% of the S&P 500 Index Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. As of October 31, 2019, there were no affiliated investments.

								Change in
								unrealized
	Value at		Purchase	Sales	Realized			appreciation		Dividend	Shares at	Value at
Issue	10/31/18		cost	proceeds	gain (loss	)	Exchanges	(depreciation	)	income	10/31/19	10/31/19
International Equity Index Fund
Short-term investments
Investments in registered investment companies
State Street Navigator Securities Lending Government Money Market Portfolio[c]	$170,140,365	‡	$644,094,604	$677,256,967	$—		$—	$—		$—	136,978,002	$136,978,002	**
Common stock
United Kingdom
Rolls-Royce Holdings plc	$—	‡	$126,450	$—	$—		$(122,535)	$(3,915)		$—	—	$—	**

[c]	Investments made with cash collateral received from securities on loan.
‡	At October 31, 2018, the issuer was not an affiliated company of the Fund.
**	At October 31, 2019, the issuer was not an affiliated company of the Fund, but it was affiliated during the year.

56	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

 continued

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities. As of October 31, 2019, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At October 31, 2019, the total value of securities on loan and the total value of collateral received were as follows:

	Aggregate value	Cash	Non-cash	Total
	of securities	collateral	collateral	collateral
Fund	on loan	received*	received	received
Equity Index	$251,573,258	$229,829,272	$33,869,319	$263,698,591
Large-Cap Growth Index	36,225,135	30,392,962	7,399,056	37,792,018
Large-Cap Value Index	35,240,782	28,337,685	8,865,436	37,203,121
S&P 500 Index	9,835,749	7,526,819	2,608,669	10,135,488
Small-Cap Blend Index	233,830,109	196,288,502	46,344,434	242,632,936
Emerging Markets Equity Index	38,903,004	17,044,926	24,449,315	41,494,241
International Equity Index	254,915,787	136,978,002	133,733,040	270,711,042

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis:The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-

issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Amounts receivable and/or payable for these transactions are reflected separately in the Statements of Assets and Liabilities.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2019, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

		Gross	Gross	Net unrealized
	Tax	unrealized	unrealized	appreciation
Fund	cost	appreciation	(depreciation )	(depreciation	)
Equity Index	$14,486,917,554	$9,012,632,830	$(815,134,354)	$8,197,498,476
Large-Cap Growth Index	4,700,113,203	3,017,970,635	(99,660,028)	2,918,310,607
Large-Cap Value Index	5,873,386,813	1,597,441,904	(539,640,937)	1,057,800,967
S&P 500 Index	3,226,440,325	2,540,954,574	(206,033,554)	2,334,921,020
Small-Cap Blend Index	2,843,216,742	827,157,261	(370,436,670)	456,720,591
Emerging Markets Equity Index	2,265,077,371	619,697,201	(260,708,315)	358,988,886
International Equity Index	11,520,267,046	2,716,549,219	(1,151,245,541)	1,565,303,678

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2019 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Equity Index	$3,295,694,350	$732,361,231
Large-Cap Growth Index	2,412,852,157	1,914,445,005
Large-Cap Value Index	2,455,878,671	2,415,217,218
S&P 500 Index	414,325,258	264,148,237
Small-Cap Blend Index	1,298,659,994	914,125,567
Emerging Markets Equity Index	1,312,298,768	1,340,199,146
International Equity Index	1,776,391,591	1,156,612,260

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	57

Notes to financial statements	concluded

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2019 and October 31, 2018 was as follows:

	10/31/2019			10/31/2018
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Equity Index	$340,529,815	$50,044,008	$390,573,823	$276,393,456	$78,056,211	$354,449,667
Large-Cap Growth Index	83,832,620	133,097,612	216,930,232	65,506,265	37,798,948	103,305,213
Large-Cap Value Index	177,000,174	85,779,696	262,779,870	187,722,171	93,599,171	281,321,342
S&P 500 Index	88,433,514	34,908,695	123,342,209	82,388,707	15,486,302	97,875,009
Small-Cap Blend Index	49,075,639	156,378,485	205,454,124	43,523,785	91,765,346	135,289,131
Emerging Markets Equity Index	58,381,252	—	58,381,252	48,334,175	—	48,334,175
International Equity Index	359,457,672	—	359,457,672	319,328,123	—	319,328,123

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized		Capital
	ordinary	long-term	appreciation		loss
Fund	income	capital gains	(depreciation	)	carryover	Total
Equity Index	$353,046,156	$34,562,969	$8,197,498,478		$—	$8,585,107,603
Large-Cap Growth Index	67,331,971	103,314,704	2,918,310,607		—	3,088,957,282
Large-Cap Value Index	155,285,555	288,839,135	1,057,800,967		—	1,501,925,657
S&P 500 Index	86,383,838	15,695,068	2,334,921,019		—	2,436,999,925
Small-Cap Blend Index	45,086,903	105,782,453	456,720,591		—	607,589,947
Emerging Markets Equity Index	72,415,603	—	357,534,241		(186,543,855)	243,405,989
International Equity Index	371,169,713	—	1,565,126,616		(255,437,736)	1,680,858,593

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2019, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2019, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total
Emerging Markets Equity Index	$40,427,661	$146,116,194	$186,543,855
International Equity Index	94,861,502	160,576,234	255,437,736

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2019, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 18, 2019 expiring on June 16, 2020, replacing the previous $1.25 billion facility, which expired June 2019. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2019, there were no borrowings under this credit facility by the Funds.

58	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	59

Important tax information (unaudited)

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Long-term
Fund	capital gains
Equity Index	$63,757,106
Large-Cap Growth Index	140,853,183
Large-Cap Value Index	104,364,514
S&P 500 Index	38,851,011
Small-Cap Blend Index	159,918,648
Emerging Markets Equity Index	—
International Equity Index	—

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	86.6%
Large-Cap Growth Index	88.9
Large-Cap Value Index	80.2
S&P 500 Index	100.0
Small-Cap Blend Index	45.0
Emerging Markets Equity Index	68.1
International Equity Index	82.6

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	81.8%
Large-Cap Growth Index	85.5
Large-Cap Value Index	74.3
S&P 500 Index	94.9
Small-Cap Blend Index	39.2
Emerging Markets Equity Index	0.3
International Equity Index	—

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2019 of $84,626,995 ($0.35946 per share), and $347,346,062 ($0.52976 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2019 of $7,729,228 ($0.03283 per share), and $23,857,889 ($0.03639 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2019, which will be reported in conjunction with your 2019 Form 1099-DIV.

By early 2020, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

60	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

2019 special meeting (unaudited)

TIAA-CREF Funds

Trustees

On July 17, 2019, at a special meeting of TIAA-CREF Funds participants, the following persons were elected to serve on the Board of Trustees:

Nominee	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Forrest Berkley	7,019,429,645.179	98.738	29,336,564.729	0.413	60,384,844.503	0.849
Joseph A. Boateng	7,017,678,997.349	98.713	30,608,382.947	0.431	60,863,674.115	0.856
Janice C. Eberly	7,030,450,351.958	98.893	24,897,324.187	0.350	53,803,378.266	0.757
Nancy A. Eckl	7,031,086,911.078	98.902	23,805,175.211	0.335	54,258,968.122	0.763
Michael A. Forrester	7,012,679,322.201	98.643	34,732,512.165	0.489	61,739,220.046	0.868
Howell E. Jackson	7,015,296,260.772	98.680	33,410,840.029	0.470	60,443,953.610	0.850
Thomas J. Kenny	7,014,459,180.378	98.668	32,601,855.843	0.459	62,090,018.190	0.873
James M. Poterba	7,016,956,092.704	98.703	33,014,873.896	0.464	59,180,087.811	0.832
Maceo K. Sloan	7,016,148,774.432	98.692	32,646,874.224	0.459	60,355,405.754	0.849
Laura T. Starks	7,032,899,556.712	98.927	24,219,056.061	0.341	52,032,441.638	0.732

Joseph A. Boateng was elected to office. Forrest Berkley, Janice C. Eberly, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks continued in office.

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Funds.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	61

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2019

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and certain funds advised by American Beacon Advisors, Inc.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	89	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004– 2010), Managing Director (1999–2004), and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	89	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); and Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. President and Chief Executive Officer (since 2008), and Program Director (1990–2008), National Bureau of Economic Research.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

62	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	89	N/A
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, President and Chief investment Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Investment Officer, Nuveen Global Investments and Senior Managing Director, President, Global Investments, TIAA.

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	63

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2019

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President, Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

64	2019 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the S&P 500 Index Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Index Funds ■ 2019 Annual Report	65

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How to reach us

Websites

TIAA.org
nuveen.com

Automated telephone service

800-842-2252
24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF

Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2019 Teachers Insurance and Annuity Association of America–College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

PRESORTED STANDARD U.S. POSTAGE PAID TIAA
730 Third Avenue New York, NY 10017-3206

We’re fond of paper…in its original form. Switch to eDelivery at TIAA.org/eDelivery

Printed on paper containing recycled fiber

978205	A12447 (12/19)

730 Third Avenue New York, NY 10017-3206

Printed on paper containing recycled fiber

978205	A12447 (12/19)

730 Third Avenue New York, NY 10017-3206

978205	A12447 (12/19)

TIAA-CREF Funds	October 31, 2019

TIAA-CREF

International Fixed-Income Funds

The annual report contains the audited financial statements.

	Institutional	Advisor	Premier	Retirement	Retail	Class
Fund name	Class	Class	Class	Class	Class	W
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX

Annual
Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF International Fixed-Income Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2019. The report contains four main sections:

•	A letter from Brad Finkle, Chief Operating Officer, Nuveen; President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the issuers, industries and types of securities in which each fund had investments as of October 31, 2019.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	3

Letter to investors

International fixed-income securities produced solid gains for the twelve months ended October 31, 2019. Emerging-markets debt generated double-digit gains, benefiting from lower global yields. International investment-grade fixed-rate bonds posted strong but more moderate returns. For the twelve months:

•	Emerging-markets debt securities, as measured by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, advanced 14.4%. Please see page 7 for benchmark definitions.
•	International investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged), returned 9.9%.
•	The TIAA-CREF Emerging Markets Debt Fund (Institutional Class) gained 16.0%, while the TIAA-CREF International Bond Fund (Institutional Class) earned 11.6%. Both outperformed their respective benchmarks.

Emerging-markets debt securities overcame the impact of ongoing U.S. trade tensions with China and Mexico, as well as political and economic uncertainty in Argentina, and posted strong results. Low global yields were a benefit, driving investors seeking higher income to the asset class.

International investment-grade fixed-rate bonds advanced for the twelve months, despite struggling at the end of 2018. Most global economies continued to expand even with concerns about the future pace of growth. The European Central Bank announced an open-ended plan to buy more than $20 billion in bonds monthly in an effort to support the region’s economy.

Foreign bonds produced mixed results versus U.S. bonds

International bonds posted mixed results when compared with U.S. bonds for the twelve months. International investment-grade securities trailed the 11.5% gain of U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Federal Reserve raised the federal funds target rate in December 2018 but later reduced the key interest-rate measure three times, to 1.50%–1.75%. Emerging-markets debt easily outpaced the 9.8% gain of U.S. high-yield bonds, as measured by the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index.

Diversification never goes out of style

The past year offered a positive environment for international fixed-income investors, but as we all know, the financial markets are subject to change at a moment’s notice. As political uncertainty may present some bumps in the road in the upcoming year, it is easy to grow concerned about your investments when market volatility rises. That’s why we believe—and history has shown—that

4	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

maintaining exposure to a wide array of asset classes is a prudent strategy for long-term investors.

In our view, asset class diversification, including international fixed-income securities, remains a time-tested approach in helping investors manage shifts in market conditions more effectively. With the many complexities involved in choosing international debt securities, both in developed and emerging markets, we believe that a diversified portfolio of bonds in a professionally managed mutual fund or group of funds offers investors a sensible way to gain exposure to this dynamic asset class. Keep in mind that, while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have any questions about your investment in the TIAA-CREF International Fixed-Income Funds, please contact your financial advisor or call a TIAA financial consultant at
800-842-2252. We welcome the opportunity to speak with you.

Brad Finkle

/s/ Brad Finkle

Brad Finkle

Chief Operating Officer, Nuveen

President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT or Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

About the funds’ benchmarks

Emerging Markets Debt Fund

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization-weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds and other debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

International Bond Fund

The Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged) is an unmanaged, global, investment-grade fixed-rate bond market index, including treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-markets issuers, in 24 local currencies. Securities are SEC-registered, taxable, non-dollar denominated and must have a minimum maturity of one year. Securities must be rated investment grade using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (EMBI-GD Index) is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	7

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019–October 31, 2019).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Performance for the twelve months ended October 31, 2019

The Emerging Markets Debt Fund returned 16.00% for the Institutional Class, compared with the 14.35% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”). The performance table shows returns for all share classes of the Fund.

Emerging-markets debt soared amid economic headwinds and lower yields

During the twelve-month period, emerging-markets (EM) debt posted sizable gains despite ongoing market headwinds, including continued U.S. trade tensions with China and Mexico, a “do-over” in disputed Turkish municipal elections, and political and economic uncertainty in Argentina.

On the positive side, after increasing the federal funds target rate in December 2018, the U.S. Federal Reserve reversed course later in the period, lowering the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. Furthermore, synchronized global central bank easing amid a weakening global growth outlook served as a tailwind for EM debt, as flows into the asset class increased.

Fund produced strong gains, surpassed its benchmark

For the period, the Fund outperformed its benchmark largely due to favorable allocation and selection results within U.S.-currency corporates. Further, allocation decisions to corporates and local currency contributed nicely. Out-of-benchmark local-currency selections (sovereign and corporate) also helped.

U.S.-currency corporates were strong contributors. A substantial underweight position in Venezuela proved beneficial—particularly having no exposure to PDVSA, the state-owned energy company. Allocations to Turkey, Russia and South Africa also had a positive impact. In China, high-yield issuers in the property and retail sectors continued to rebound from a sell-off earlier in the period. Similarly, investment-grade banks and a high-yield renewable issuer in India helped, as did bank selections in Turkey. As it relates to U.S.-currency sovereigns, an overweight position and favorable selections in Ukraine made a meaningful contribution, as did exiting all Venezuela exposure prior to the 2019 calendar year. In local currency, allocations to Ukraine (sovereign and corporate), the Philippines and Egypt were noteworthy contributors to outperformance.

By contrast, the Fund’s performance was limited by two high-yield holdings: Digicel, a struggling pan-Caribbean cellular network provider, and Teva, an Israeli pharmaceutical company. Overall, exposure to Argentina, which was held across sovereigns, corporates and local-currency debt, was a drag on performance as political uncertainty and the potential for a default was priced in. Within hard-currency sovereigns, Ecuador selections also detracted.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	9

Emerging Markets Debt Fund

Performance as of October 31, 2019

Emerging Markets Debt Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	9/26/14	16.00%	5.80%		5.77%		0.65%	0.65%
Advisor Class	12/4/15	16.00	5.80	†	5.77	†	0.71	0.71
Premier Class	9/26/14	15.84	5.62		5.59		0.80	0.80
Retirement Class	9/26/14	15.61	5.52		5.50		0.90	0.90
Retail Class	9/26/14	15.55	5.43		5.41		0.99	0.99
Class W	9/28/18	16.72	5.95	†	5.92	†	0.65	0.00
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	—	14.35	5.44		5.56	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

10	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

$10,000 invested at Fund’s inception

Institutional Class (inception September 26, 2014)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2019

Emerging Markets Debt Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period (5/1/19–10/31/19	* )
Actual return
Institutional Class	$1,000.00	$1,066.77	$3.28
Advisor Class	1,000.00	1,067.34	3.70
Premier Class	1,000.00	1,067.13	4.06
Retirement Class	1,000.00	1,065.58	4.58
Retail Class	1,000.00	1,065.23	4.74
Class W	1,000.00	1,071.26	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.03	3.21
Advisor Class	1,000.00	1,021.63	3.62
Premier Class	1,000.00	1,021.27	3.97
Retirement Class	1,000.00	1,020.77	4.48
Retail Class	1,000.00	1,020.62	4.63
Class W	1,000.00	1,025.21	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	11

Emerging Markets Debt Fund

period were 0.63% for the Institutional Class, 0.71% for the Advisor Class, 0.78% for the Premier Class, 0.88% for the Retirement Class, 0.91% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

Fund profile

as of 10/31/2019
Net assets	$535.43 million
Portfolio turnover rate	78%
Number of issues	256
Option-adjusted duration‡	6.68 years
Average maturity§	11.59 years

‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

12	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Portfolio composition

Sector	% of net assets as of 10/31/2019
Corporate bonds	49.4
Foreign government securities	46.4
Short-term investments, other assets & liabilities, net	4.2
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2019
Brazil	7.0
Mexico	6.1
Indonesia	6.0
Ukraine	4.4
South Africa	4.3
Russia	3.8
India	3.5
Turkey	3.0
57 other nations	58.5
Short-term investments	3.4
Total	100.0

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 10/31/2019
Less than 1 year	1.7
1–3 years	3.8
3–5 years	13.1
5–10 years	46.5
Over 10 years	34.9
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 10/31/2019
U.S. Treasury & U.S. agency securities*	0.3
Aa/AA	1.3
A/A	4.8
Baa/BBB	31.5
Ba/BB	27.0
B/B	25.6
Below B/B	3.4
Non-rated	6.1
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the J.P. Morgan methodology, which uses the middle rating of the S&P, Moody’s and Fitch ratings to determine an instrument’s rating category. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	13

International Bond Fund

Performance for the twelve months ended October 31, 2019

The International Bond Fund returned 11.63% for the Institutional Class, compared with the 9.88% return of its benchmark, the Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged) (“Global Aggregate index”). The performance table shows returns for all share classes of the Fund.

International bonds advanced as global central banks turned dovish

After a sluggish start in the final two months of 2018, driven by a significant risk-off sentiment, international developed-markets (DM) and emerging-markets (EM) bonds recovered strongly to post solid returns for the twelve-month period. DM and EM bonds, as measured by the Global Aggregate index, advanced 9.54% and 12.73%, respectively, for the year. Most economies around the world continued to expand during the period, despite concerns about the future pace of growth. Credit markets generally rallied in 2019, with DM and EM Treasuries and certain government agency bonds seeing particularly strong gains.

Most central banks took a more deliberate and dovish approach toward near-term interest-rate movements during the period. The U.S. Federal Reserve increased the federal funds target rate in December 2018, but it then lowered the key short-term interest-rate measure three times between July and October 2019 to 1.50%–1.75%. The European Central Bank announced an open-ended plan to purchase more than $20 billion in bonds per month to support the region’s economy.

Fund posted double-digit gains, outperformed its benchmark

For the twelve-month period, the Fund earned solid returns and outpaced its benchmark. Amid a persistent decline in interest rates, exposure to U.S. rates significantly added to the Fund’s performance. Duration and yield curve gains from Treasuries in Australia and New Zealand also contributed. Security selection was particularly strong and was concentrated primarily in Treasuries. Within DM, Treasuries in Greece, Italy and Spain drove performance. Within EM, Serbia and Nigeria were outperformers. Security selection was also strong within corporates. The Fund’s unhedged foreign exchange exposure to EM was positive and driven primarily by positioning in the Egyptian pound, with additional benefits gained from Indonesian rupiah and Nigerian naira exposure.

By contrast, certain positions detracted from the Fund’s performance relative to its benchmark, most notably duration and yield curve positioning in select DM Treasuries—specifically, Japan, the United Kingdom and the eurozone. Overall hedging costs and unhedged exposure to DM currencies, most notably euros, detracted from returns.

14	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

Performance as of October 31, 2019

International Bond Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	8/5/16	11.63%	3.98%		0.70%	0.65%
Advisor Class	8/5/16	11.60	3.95		0.80	0.75
Premier Class	8/5/16	11.48	3.87		0.86	0.80
Retirement Class	8/5/16	11.36	3.75		0.95	0.90
Retail Class	8/5/16	11.36	3.67		1.13	1.00
Class W	9/28/18	12.44	4.21	†	0.70	0.00
Bloomberg Barclays Global Aggregate ex-USD Index (Hedged)	—	9.88	3.69	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 29, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Class W that is prior to its respective inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because the Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	15

International Bond Fund

$10,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

Ending amounts are as of October 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2019

International Bond Fund	Beginning account value (5/1/19)	Ending account value (10/31/19)	Expenses paid during period (5/1/19–10/31/19	* )
Actual return
Institutional Class	$1,000.00	$1,058.67	$3.11
Advisor Class	1,000.00	1,059.53	3.11
Premier Class	1,000.00	1,058.06	4.05
Retirement Class	1,000.00	1,057.85	4.41
Retail Class	1,000.00	1,057.10	5.08
Class W	1,000.00	1,062.55	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.18	3.06
Advisor Class	1,000.00	1,022.18	3.06
Premier Class	1,000.00	1,021.27	3.97
Retirement Class	1,000.00	1,020.92	4.33
Retail Class	1,000.00	1,020.27	4.99
Class W	1,000.00	1,025.21	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were

16	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

184 days in the six months ended October 31, 2019. The Fund’s annualized six-month expense ratios for that period were 0.60% for the Institutional Class, 0.60% for the Advisor Class, 0.78% for the Premier Class, 0.85% for the Retirement Class, 0.98% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

Fund profile

as of 10/31/2019
Net assets	$412.18 million
Portfolio turnover rate	51%
Number of issues	321
Option-adjusted duration‡	8.09 years
Average maturity§	9.72 years

‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	17

International Bond Fund

Portfolio composition

Sector	% of net assets as of 10/31/2019
Foreign government securities	72.8
Corporate bonds	20.0
Bank loan obligations	1.5
Short-term investments, other assets & liabilities, net	5.7
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2019
Japan	16.4
United States	12.9
United Kingdom	7.8
Italy	5.4
Spain	4.4
Canada	4.2
Korea, Republic of	4.2
France	3.9
60 other nations	37.9
Short-term investments	2.9
Total	100.0

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 10/31/2019
Less than 1 year	3.7
1–3 years	9.2
3–5 years	17.4
5–10 years	41.2
Over 10 years	28.5
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 10/31/2019
Aaa/AAA	8.9
Aa/AA	19.4
A/A	31.0
Baa/BBB	25.1
Ba/BB	8.3
B/B	5.5
Below B/B	0.6
Non-rated	1.2
Total	100.0

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

18	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2019

Principal		Issuer		Value	% of net assets
BONDS
CORPORATE BONDS
ARGENTINA				$3,036,345	0.6%
BRAZIL
$2,875,000	g	Cosan Ltd	5.500%, 09/20/29	2,990,000	0.6
		Other		22,325,427	4.1
				25,315,427	4.7
CHILE
2,600,000	g	Latam Finance Ltd	7.000%, 03/01/26	2,800,200	0.5
		Other		12,636,760	2.4
				15,436,960	2.9
CHINA				11,143,471	2.1
COLOMBIA
2,300,000		Ecopetrol S.A.	5.875%, 05/28/45	2,655,810	0.5
2,735,000	g	Empresas Publicas de Medellin ESP	4.250%, 07/18/29	2,862,998	0.5
		Other		7,430,246	1.4
				12,949,054	2.4
COSTA RICA				961,520	0.2
DOMINICAN REPUBLIC
2,500,000	g	Aeropuertos Dominicanos Siglo XXI S.A.	6.750%, 03/30/29	2,656,250	0.5
				2,656,250	0.5
GHANA				2,787,406	0.5
INDIA
2,825,000	g	Adani Green Energy UP Ltd	6.250%, 12/10/24	3,007,004	0.6
2,800,000	g	Muthoot Finance Ltd	6.125%, 10/31/22	2,839,200	0.5
		Other		13,016,393	2.4
				18,862,597	3.5
INDONESIA
5,400,000	g	Perusahaan Listrik Negara PT	3.875%–6.150%, 07/17/29–05/21/48	6,172,700	1.2
		Other		18,764,172	3.5
				24,936,872	4.7
IRELAND				2,829,781	0.5
ISRAEL				4,822,977	0.9
JAMAICA				465,573	0.1
KAZAKHSTAN
3,000,000	g	KazMunayGas National Co JSC	5.375%, 04/24/30	3,456,244	0.6
		Other		11,337,941	2.2
				14,794,185	2.8
MACAU				2,962,347	0.6

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	19

Summary portfolio of investments	continued
Emerging Markets Debt Fund ■ October 31, 2019

Principal			Issuer		Value	% of net assets
MALAYSIA
	$3,000,000		1MDB Global Investments Ltd	4.400%, 03/09/23	$2,900,978	0.5%
					2,900,978	0.5
MEXICO
	2,691,000	g	Mexico City Airport Trust	4.250%, 10/31/26	2,751,548	0.5
	4,647,000	g	Petroleos Mexicanos	6.840%, 01/23/30	4,962,531	0.9
	6,175,000		Petroleos Mexicanos	4.875%–6.350%, 01/18/24–02/12/48	6,152,469	1.2
			Other		13,978,205	2.6
					27,844,753	5.2
MOROCCO
	2,800,000	g	OCP S.A.	6.875%, 04/25/44	3,484,615	0.6
					3,484,615	0.6
NIGERIA					2,581,435	0.5
OMAN					2,370,062	0.4
PANAMA
	2,300,000	g	Empresa de Transmision Electrica S.A.	5.125%, 05/02/49	2,630,625	0.5
			Other		3,806,092	0.7
					6,436,717	1.2
PERU
PEN	9,000,000	g	Alicorp SAA	6.875%, 04/17/27	2,899,363	0.5
			Other		9,213,261	1.7
					12,112,624	2.2
RUSSIA
	$2,800,000	g	Gazprom OAO Via Gaz Capital S.A.	5.150%, 02/11/26	3,060,561	0.6
			Other		8,195,201	1.5
					11,255,762	2.1
SAUDI ARABIA					2,519,095	0.5
SINGAPORE					2,474,903	0.5
SOUTH AFRICA
	5,600,000	g	Eskom Holdings SOC Ltd	5.750%–8.450%, 01/26/21–08/10/28	5,814,936	1.1
	2,800,000	g	Transnet SOC Ltd	4.000%, 07/26/22	2,830,028	0.5
			Other		4,916,977	0.9
					13,561,941	2.5
SPAIN
	2,500,000	g	International Airport Finance S.A.	12.000%, 03/15/33	2,696,250	0.5
					2,696,250	0.5
THAILAND					2,533,446	0.5
TRINIDAD AND TOBAGO					1,465,100	0.3
TURKEY					9,636,164	1.8
UKRAINE					9,469,492	1.8

20	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2019

Principal		Issuer		Value	% of net assets
UNITED ARAB EMIRATES				$7,214,391	1.3%
		TOTAL CORPORATE BONDS (Cost $254,221,132)		264,518,493	49.4
GOVERNMENT BONDS
ANGOLA
$2,500,000	g	Angolan Government International Bond	9.375%, 05/08/48	2,645,763	0.5
		Other		2,352,280	0.4
				4,998,043	0.9
ARGENTINA				4,654,548	0.9
ARMENIA				1,901,741	0.4
AZERBAIJAN
3,250,000	g	Southern Gas Corridor CJSC	6.875%, 03/24/26	3,786,250	0.7
				3,786,250	0.7
BAHRAIN
3,000,000	g	Bahrain Government International Bond	5.625%, 09/30/31	3,155,153	0.6
		Other		2,290,544	0.4
				5,445,697	1.0
BARBADOS				109,500	0.0
BERMUDA
3,500,000	g	Bermuda Government International Bond	4.750%, 02/15/29	3,955,000	0.8
				3,955,000	0.8
BRAZIL
2,150,000		Brazilian Government International Bond	7.125%, 01/20/37	2,760,084	0.5
3,625,000		Brazilian Government International Bond	5.625%, 02/21/47	4,076,349	0.8
		Other		4,297,383	0.8
				11,133,816	2.1
COLOMBIA				925,349	0.2
COSTA RICA
3,500,000	g	Costa Rica Government International Bond	5.625%, 04/30/43	3,027,535	0.6
				3,027,535	0.6
DOMINICAN REPUBLIC
3,600,000	g	Dominican Republic Government International Bond	6.875%, 01/29/26	4,113,036	0.8
3,160,000	g	Dominican Republic Government International Bond	7.450%, 04/30/44	3,784,132	0.7
		Other		1,597,758	0.3
				9,494,926	1.8
ECUADOR
3,500,000	g	Ecuador Government International Bond	10.750%, 01/31/29	3,535,035	0.7
9,900,000	g	Ecuador Government International Bond	7.875%–9.650%, 03/27/25–01/23/28	9,322,719	1.7
		Other		1,114,212	0.2
				13,971,966	2.6

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	21

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2019

Principal			Issuer		Value	% of net assets
EGYPT
	$3,875,000	g	Egypt Government International Bond	5.577%, 02/21/23	$3,974,424	0.7%
	4,050,000	g	Egypt Government International Bond	8.500%, 01/31/47	4,265,099	0.8
			Other		4,576,236	0.9
					12,815,759	2.4
EL SALVADOR
	3,100,000	g	El Salvador Government International Bond	7.625%, 02/01/41	3,359,656	0.6
			Other		2,827,716	0.5
					6,187,372	1.1
GHANA
	2,825,000	g	Ghana Government International Bond	8.125%, 03/26/32	2,859,801	0.5
			Other		2,577,332	0.5
					5,437,133	1.0
GREECE
EUR	2,225,000	g	Hellenic Republic Government International Bond	1.875%, 07/23/26	2,658,194	0.5
					2,658,194	0.5
GUATEMALA
	$5,125,000	g	Guatemala Government International Bond	4.375%–6.125%, 05/03/26–06/01/50	5,587,570	1.0
					5,587,570	1.0
HONDURAS					2,193,521	0.4
INDONESIA
IDR	35,300,000,000		Indonesia Treasury Bond	8.375%, 03/15/34	2,718,791	0.5
			Other		4,311,618	0.8
					7,030,409	1.3
IRAQ
	$3,350,000	g	Iraq Government International Bond	6.752%, 03/09/23	3,377,416	0.6
			Other		1,536,320	0.3
					4,913,736	0.9
ITALY
	3,000,000		Republic of Italy Government International Bond	4.000%, 10/17/49	3,008,935	0.6
					3,008,935	0.6
JAMAICA
	3,950,000		Jamaica Government International Bond	8.000%, 03/15/39	5,248,602	1.0
	3,550,000		Jamaica Government International Bond	7.875%, 07/28/45	4,686,036	0.9
					9,934,638	1.9
JORDAN					2,110,111	0.4
KENYA
	5,025,000	g	Kenya Government International Bond	6.875%–8.250%, 06/24/24–02/28/48	5,330,722	1.0
			Other		1,205,155	0.2
					6,535,877	1.2

22	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund ■ October 31, 2019

	Principal		Issuer		Value	% of net assets
	LEBANON				$3,895,044	0.7%
	MEXICO
MXN	51,100,000		Mexican Bonos	7.500%, 06/03/27	2,775,787	0.5
			Other		1,667,814	0.3
					4,443,601	0.8
	MONGOLIA				1,581,522	0.3
	MOROCCO
	$2,300,000	g	Morocco Government International Bond	5.500%, 12/11/42	2,764,693	0.5
					2,764,693	0.5
	NAMIBIA				1,422,698	0.3
	NIGERIA
	4,475,000	g	Nigeria Government International Bond	6.500%, 11/28/27	4,489,186	0.9
			Other		4,903,203	0.9
					9,392,389	1.8
	OMAN				3,304,293	0.6
	PAKISTAN
	3,200,000	g	Pakistan Government International Bond	6.875%, 12/05/27	3,203,182	0.6
					3,203,182	0.6
	PANAMA				2,499,600	0.5
	PARAGUAY
	2,525,000	g	Paraguay Government International Bond	4.700%, 03/27/27	2,761,744	0.5
					2,761,744	0.5
	PERU				2,144,707	0.4
	PHILIPPINES				1,257,764	0.2
	POLAND				1,836,339	0.3
	QATAR				2,577,750	0.5
REPUBLIC OF SERBIA					3,765,340	0.7
	ROMANIA				1,515,068	0.3
	RUSSIA
RUB	170,300,000		Russian Federal Bond-OFZ	7.100%, 10/16/24	2,765,063	0.5
			Other		5,978,805	1.1
					8,743,868	1.6
	RWANDA
	$2,500,000	g	Rwanda Government International Bond	6.625%, 05/02/23	2,656,203	0.5
					2,656,203	0.5
	SENEGAL				3,926,749	0.7

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	23

Summary portfolio of investments	continued
Emerging Markets Debt Fund ■ October 31, 2019

Principal			Issuer		Value	% of net assets
SOUTH AFRICA
	$3,500,000		Republic of South Africa Government International Bond	5.875%, 06/22/30	$3,728,870	0.7%
ZAR	59,300,000		South Africa Government International Bond	7.000%, 02/28/31	3,270,785	0.6
			Other		2,170,202	0.4
					9,169,857	1.7
SRI LANKA
	$6,850,000	g	Sri Lanka Government International Bond	6.825%–7.550%, 11/03/25–03/28/30	6,901,336	1.3
					6,901,336	1.3
SUPRANATIONAL					2,013,551	0.4
THAILAND					2,274,514	0.4
TURKEY
	4,125,000		Turkey Government International Bond	4.875%, 10/09/26	3,862,444	0.7
			Other		2,372,430	0.5
					6,234,874	1.2
UKRAINE
	5,000,000	g	Ukraine Government International Bond	7.750%, 09/01/25	5,362,500	1.0
	2,900,000	g	Ukraine Government International Bond	9.750%, 11/01/28	3,452,776	0.6
			Other		5,297,078	1.0
					14,112,354	2.6
UNITED ARAB EMIRATES					1,989,171	0.4
URUGUAY					2,235,254	0.4
UZBEKISTAN					4,730,184	0.9
ZAMBIA					3,251,896	0.6
			TOTAL GOVERNMENT BONDS (Cost $247,939,937)		248,423,171	46.4
			TOTAL BONDS (Cost $502,161,069)		512,941,664	95.8

24	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Debt Fund ■ October 31, 2019

Shares	Company		Value	% of net assets
COMMON STOCKS
BRAZIL			$163,255	0.0%
		TOTAL COMMON STOCKS (Cost $1,044,573)	163,255	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
ARGENTINA			508,421	0.1
EGYPT			4,248,236	0.8
NIGERIA			3,612,920	0.7
UNITED STATES
$9,890,000	Federal Home Loan Bank (FHLB)	1.500%, 11/01/19	9,890,000	1.8
			9,890,000	1.8
		TOTAL SHORT-TERM INVESTMENTS (Cost $19,115,087)	18,259,577	3.4

		TOTAL PORTFOLIO (Cost $522,320,729)	531,364,496	99.2
		OTHER ASSETS & LIABILITIES, NET	4,061,651	0.8
		NET ASSETS	$535,426,147	100.0%

Abbreviation(s):

EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
ZAR	South African Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $402,052,337 or 75.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of October 31, 2019 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
	$1,500,000	CNY	10,466,805	Australia and New Zealand Banking Group	11/19/19	$14,349
CNY	10,301,850		$1,500,000	Citibank, N.A.	11/19/19	(37,763)
Total						$(23,414)

Abbreviation(s):

CNY	Chinese Yuan

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	25

Summary of market values by sector (unaudited)

Emerging Markets Debt Fund  ■  October 31, 2019

Sector	Value	% of net assets
GOVERNMENT	$248,423,171	46.4%
UTILITIES	48,251,317	9.0
ENERGY	45,261,574	8.5
FINANCIALS	39,293,775	7.3
COMMUNICATION SERVICES	37,273,137	7.0
MATERIALS	32,685,491	6.1
INDUSTRIALS	28,055,931	5.2
CONSUMER STAPLES	14,748,515	2.8
REAL ESTATE	8,310,800	1.5
CONSUMER DISCRETIONARY	5,284,147	1.0
INFORMATION TECHNOLOGY	2,862,998	0.5
HEALTH CARE	2,654,063	0.5
SHORT-TERM INVESTMENTS	18,259,577	3.4
OTHER ASSETS & LIABILITIES, NET	4,061,651	0.8
NET ASSETS	$535,426,147	100.0%

26	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments

International Bond Fund  ■  October 31, 2019

Principal	Issuer	Value	% of net assets
BANK LOAN OBLIGATIONS
AUSTRALIA		$394,737	0.1%
CANADA		418,033	0.1
IRELAND		472,439	0.1
LUXEMBOURG		621,929	0.2
UNITED STATES		4,088,423	1.0
	TOTAL BANK LOAN OBLIGATIONS (Cost $6,213,695)	5,995,561	1.5
BONDS
CORPORATE BONDS
CANADA		304,213	0.1
CHILE		2,246,866	0.5
CHINA		1,336,166	0.3
COLOMBIA		1,212,823	0.3
CZECH REPUBLIC		454,482	0.1
FRANCE		1,045,042	0.3
GERMANY		847,098	0.2
INDIA		1,596,087	0.4
INDONESIA		1,200,893	0.3
ISRAEL		677,786	0.2
JAPAN		4,559,777	1.1
KAZAKHSTAN		1,022,832	0.2
KOREA, REPUBLIC OF		634,825	0.2
LUXEMBOURG		1,026,234	0.2
MEXICO		2,187,458	0.5
NETHERLANDS		919,625	0.2
PANAMA		575,410	0.1
PERU		802,685	0.2
PORTUGAL		1,158,873	0.3
QATAR		310,478	0.1
RUSSIA		477,400	0.1
SAUDI ARABIA		263,034	0.1
SINGAPORE		207,794	0.1
SWEDEN		607,500	0.1
SWITZERLAND		1,985,607	0.5

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	27

Consolidated summary portfolio of investments	continued

International Bond Fund ■ October 31, 2019

Principal			Issuer		Value	% of net assets
THAILAND					$506,689	0.1%
UNITED ARAB EMIRATES					866,813	0.2
UNITED KINGDOM					5,960,329	1.4
UNITED STATES					47,615,098	11.6
			TOTAL CORPORATE BONDS (Cost $80,702,670)		82,609,917	20.0
GOVERNMENT BONDS
ARGENTINA					402,810	0.1
AUSTRALIA
AUD	3,300,000		Australia Government International Bond	3.000%, 03/21/47	2,932,562	0.7
			Other		2,844,753	0.7
					5,777,315	1.4
AUSTRIA
EUR	1,725,000	g	Republic of Austria Government International Bond	0.750%, 02/20/28	2,085,968	0.5
					2,085,968	0.5
BELGIUM
	1,950,000	g	Kingdom of Belgium Government International Bond	0.900%, 06/22/29	2,387,884	0.6
			Other		2,016,407	0.5
					4,404,291	1.1
BERMUDA					1,073,500	0.3
BRAZIL					2,049,722	0.5
CANADA
CAD	6,160,000		Canadian Government International Bond	1.750%, 08/01/20	4,679,514	1.1
	4,500,000		Canadian Government International Bond	2.250%–5.000%, 06/01/29–12/01/48	4,369,587	1.1
			Other		6,912,976	1.7
					15,962,077	3.9
CHINA					1,413,484	0.3
COTE D’IVOIRE					2,230,249	0.5
CROATIA					1,288,483	0.3
CYPRUS					3,596,633	0.9
DOMINICAN REPUBLIC					921,265	0.2
ECUADOR					1,178,125	0.3
EGYPT					3,377,345	0.8
FRANCE
EUR	4,500,000		French Republic Government Bond OAT	0.500%, 05/25/25	5,288,966	1.3
	3,775,000		French Republic Government Bond OAT	0.750%, 11/25/28	4,573,188	1.1
	1,850,000	g	French Republic Government Bond OAT	2.000%, 05/25/48	2,801,524	0.7
			Other		2,100,785	0.5
					14,764,463	3.6

28	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund ■ October 31, 2019

Principal			Issuer		Value	% of net assets
GERMANY
EUR	1,975,000	j	Bundesrepublik Deutschland Bundesanleihe	0.000%, 08/15/29	$2,293,526	0.6%
					2,293,526	0.6
GHANA					1,834,539	0.4
GREECE
	$2,525,000	g	Hellenic Republic Government International Bond	4.375%, 08/01/22	3,132,643	0.8
	2,900,000	g	Hellenic Republic Government International Bond	1.875%, 07/23/26	3,464,613	0.8
			Other		3,312,472	0.8
					9,909,728	2.4
GUATEMALA					910,633	0.2
HONDURAS					1,471,264	0.4
HUNGARY
HUF	745,000,000		Hungary Government International Bond	1.750%, 10/26/22	2,620,536	0.6
					2,620,536	0.6
INDIA					418,687	0.1
INDONESIA					4,396,857	1.0
ISRAEL
ILS	5,250,000		Israel Government International Bond	5.500%, 01/31/42	2,514,451	0.6
			Other		1,231,539	0.3
					3,745,990	0.9
ITALY
EUR	3,300,000		Italy Buoni Poliennali Del Tesoro	0.050%, 04/15/21	3,694,176	0.9
	4,275,000		Italy Buoni Poliennali Del Tesoro	2.450%, 10/01/23	5,188,033	1.3
	3,950,000		Italy Buoni Poliennali Del Tesoro	1.250%, 12/01/26	4,599,581	1.1
	1,575,000	g	Italy Buoni Poliennali Del Tesoro	2.950%, 09/01/38	2,121,723	0.5
	3,025,000	g	Italy Buoni Poliennali
			Del Tesoro	0.350%–3.850%, 06/15/20–09/01/49	4,186,731	1.0
			Other		1,995,930	0.5
					21,786,174	5.3
JAPAN
JPY	628,000,000		Japan Government Five Year Bond	0.100%, 06/20/23	5,893,180	1.4
	650,450,000		Japan Government Ten Year Bond	0.100%, 09/20/26	6,182,860	1.5
	557,000,000		Japan Government Ten Year Bond	0.100%, 06/20/28	5,310,253	1.3
	335,000,000		Japan Government Ten Year Bond	0.100%, 06/20/29	3,182,966	0.8
	525,950,000		Japan Government Thirty Year Bond	2.500%, 09/20/34	6,632,922	1.6
	457,700,000		Japan Government Thirty Year Bond	0.500%, 09/20/46	4,415,586	1.1
	249,600,000		Japan Government Twenty Year Bond	1.900%, 03/22/21	2,379,023	0.6
	340,000,000		Japan Government Twenty Year Bond	2.100%, 03/20/26	3,630,022	0.9
	229,000,000		Japan Government Twenty Year Bond	1.800%, 09/20/31	2,590,695	0.6
	278,000,000		Japan Government Twenty Year Bond	0.600%, 12/20/36	2,774,334	0.7
	256,000,000		Japan Government Twenty Year Bond	0.500%, 06/20/38	2,506,755	0.6
	660,000,000		Japan Government Twenty Year Bond	0.700%, 09/20/38	6,679,683	1.6
	510,000,000		Japan Government Twenty Year Bond	0.300%, 06/20/39	4,799,907	1.2
			Other		3,162,677	0.7
					60,140,863	14.6

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	29

Consolidated summary portfolio of investments	continued

International Bond Fund ■ October 31, 2019

	Principal		Issuer		Value	% of net assets
	KAZAKHSTAN				$1,390,230	0.3%
	KENYA				786,829	0.2
KOREA, REPUBLIC OF
KRW	5,764,500,000		Korea Treasury Bond	1.375%, 09/10/21	4,946,920	1.2
	2,655,000,000		Korea Treasury Bond	2.625%, 06/10/28	2,441,226	0.6
	2,815,000,000		Korea Treasury Bond	2.375%, 09/10/38	2,679,558	0.7
	5,620,000,000		Korea Treasury Bond	1.500%–2.375%, 09/10/23–12/10/28	4,932,102	1.2
			Other		1,012,386	0.2
					16,012,192	3.9
	LATVIA				1,540,687	0.4
	LEBANON				771,086	0.2
	LITHUANIA				1,274,800	0.3
	MALAYSIA
MYR	8,200,000		Malaysia Government International Bond	4.893%, 06/08/38	2,253,603	0.6
					2,253,603	0.6
	MEXICO				3,210,893	0.8
	NETHERLANDS				2,539,685	0.6
	NEW ZEALAND				2,070,337	0.5
	NIGERIA				1,329,200	0.3
	NORWAY				3,389,446	0.8
	PANAMA				1,041,500	0.3
	PARAGUAY				1,047,572	0.3
	PERU				1,696,421	0.4
	PHILIPPINES				3,719,657	0.9
	POLAND
PLN	8,810,000		Republic of Poland Government International Bond	2.500%, 04/25/24	2,383,391	0.6
	7,745,000		Republic of Poland Government International Bond	2.750%, 04/25/28	2,153,450	0.5
			Other		1,264,399	0.3
					5,801,240	1.4
	PORTUGAL
EUR	1,800,000	g	Portugal Obrigacoes do Tesouro OT	1.950%, 06/15/29	2,349,825	0.6
					2,349,825	0.6
	QATAR				1,288,875	0.3
REPUBLIC OF SERBIA					2,065,042	0.5
	SAUDI ARABIA
	$2,000,000	g	Saudi Government International Bond	4.500%, 04/17/30	2,268,136	0.6
					2,268,136	0.6
	SENEGAL				1,153,802	0.3

30	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund ■ October 31, 2019

Principal			Issuer		Value	% of net assets
SINGAPORE					$1,023,021	0.2%
SOUTH AFRICA					2,139,466	0.5
SPAIN
EUR	2,985,000		Spain Government International Bond	0.400%, 04/30/22	3,396,331	0.8
	4,600,000	g	Spain Government International Bond	2.750%, 10/31/24	5,889,203	1.4
	1,425,000	g	Spain Government International Bond	2.700%, 10/31/48	2,212,439	0.5
	3,720,000	g	Spain Government International Bond	0.600%–1.850%, 07/30/28–07/30/35	4,565,828	1.1
			Other		1,365,156	0.3
					17,428,957	4.1
SRI LANKA					1,029,920	0.2
SUPRANATIONAL
AUD	4,100,000		International Bank for Reconstruction & Development	2.200%, 02/27/24	2,934,202	0.7
			Other		6,807,152	1.7
					9,741,354	2.4
SWEDEN					2,268,752	0.6
THAILAND
THB	60,500,000		Thailand Government International Bond	2.400%, 12/17/23	2,083,063	0.5
	79,700,000		Thailand Government International Bond	3.300%, 06/17/38	3,330,391	0.8
			Other		1,004,986	0.2
					6,418,440	1.5
UKRAINE					2,516,474	0.6
UNITED ARAB EMIRATES					1,243,232	0.3
UNITED KINGDOM
GBP	4,950,000		United Kingdom Gilt	0.500%, 07/22/22	6,425,669	1.6
	2,425,000		United Kingdom Gilt	1.625%, 10/22/28	3,443,368	0.8
	1,230,000		United Kingdom Gilt	4.750%, 12/07/30	2,297,833	0.6
	3,350,000		United Kingdom Gilt	1.750%, 09/07/37	4,857,976	1.2
	3,035,000		United Kingdom Gilt	1.500%, 07/22/47	4,283,381	1.0
	1,600,000		United Kingdom Gilt	1.750%, 07/22/57	2,529,880	0.6
			Other		1,460,765	0.4
					25,298,872	6.2
URUGUAY					483,333	0.1
UZBEKISTAN					1,522,371	0.4
			TOTAL GOVERNMENT BONDS (Cost $286,836,283)		300,169,777	72.8
			TOTAL BONDS (Cost $367,538,953)		382,779,694	92.8
SHORT-TERM INVESTMENTS
EGP	71,075,000	j	Egypt Treasury Bill	0.000%, 03/3/20–05/12/20	4,131,723	1.0
					4,131,723	1.0
NIGERIA					3,328,275	0.8

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	31

Consolidated summary portfolio of investments	continued

International Bond Fund ■ October 31, 2019

Principal	Issuer		Value	% of net assets
UNITED STATES
$4,080,000	Federal Home Loan Bank (FHLB)	1.500%, 11/01/19	$4,080,000	1.0%
			4,080,000	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,292,279)		11,539,998	2.8

	TOTAL PORTFOLIO (Cost $385,044,927)		400,315,253	97.1
		OTHER ASSETS & LIABILITIES, NET	11,860,004	2.9
		NET ASSETS	$412,175,257	100.0%

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
PLN	Polish Zloty
THB	Thai Baht
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $100,354,646 or 24.3% of net assets.
j	Zero coupon

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Consolidated summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

32	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	concluded

International Bond Fund ■ October 31, 2019

Forward foreign currency contracts outstanding as of October 31, 2019 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
	$634,005	EUR	571,017	Australia and New Zealand Banking Group	11/12/19	$(3,378)
	$148,161,895	EUR	132,677,621	Australia and New Zealand Banking Group	01/31/20	(756,751)
	$3,144,816	NZD	4,945,806	Australia and New Zealand Banking Group	01/31/20	(31,382)
	$1,024,403	SGD	1,394,760	Australia and New Zealand Banking Group	01/31/20	(1,873)
AUD	3,043,792		$2,101,972	Australia and New Zealand Banking Group	01/31/20	1,044
EUR	571,017		$628,106	Australia and New Zealand Banking Group	11/12/19	9,277
EUR	4,019,790		$4,509,573	Australia and New Zealand Banking Group	01/31/20	2,278
Total						$(780,785)
	$3,807,960	ILS	13,358,004	Bank of America	01/31/20	$(615)
	$4,347,161	NOK	40,099,526	Bank of America	01/31/20	(15,395)
Total						$(16,010)
	$10,430,432	AUD	15,176,483	Citibank, N.A.	01/31/20	$(55,302)
	$29,374,049	GBP	22,702,124	Citibank, N.A.	01/31/20	(120,782)
	$1,303,649	HUF	384,226,915	Citibank, N.A.	01/31/20	(7,196)
	$4,366,410	PLN	16,792,021	Citibank, N.A.	01/31/20	(31,284)
	$3,226,461	THB	97,430,095	Citibank, N.A.	01/31/20	(3,765)
Total						$(218,329)
	$581,945	ZAR	8,587,532	Morgan Stanley	01/31/20	$20,569
	$15,960,229	CAD	20,861,424	Toronto Dominion Bank	01/31/20	$113,863
	$51,748,923	JPY	5,599,373,214	Toronto Dominion Bank	01/31/20	(422,131)
	$14,974,040	KRW	17,540,590,348	Toronto Dominion Bank	01/31/20	(48,090)
	$2,246,807	SEK	21,702,565	Toronto Dominion Bank	01/31/20	(12,574)
Total						$(368,932)
Total						$(1,363,487)

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	33

Consolidated summary of market values by sector (unaudited)

International Bond Fund  ■  October 31, 2019

Sector	Value	% of net assets
GOVERNMENT	$300,169,777	72.8%
FINANCIALS	20,444,850	5.0
HEALTH CARE	12,148,650	3.0
INDUSTRIALS	11,127,000	2.7
COMMUNICATION SERVICES	7,469,982	1.8
CONSUMER DISCRETIONARY	7,068,820	1.7
MATERIALS	6,941,013	1.7
INFORMATION TECHNOLOGY	5,481,470	1.3
ENERGY	4,966,196	1.2
REAL ESTATE	4,711,448	1.1
CONSUMER STAPLES	4,182,200	1.0
UTILITIES	4,063,849	1.0
SHORT-TERM INVESTMENTS	11,539,998	2.8
OTHER ASSETS & LIABILITIES, NET	11,860,004	2.9
NET ASSETS	$412,175,257	100.0%

34	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2019

	Emerging Markets	International
	Debt Fund	Bond Fund	§

ASSETS
Portfolio investments, at value†	$531,364,496	$400,315,253
Cash	7,102	124,181
Cash – foreign^	93,565	—
Receivable from securities transactions	87,400	—
Receivable from Fund shares sold	122,991	10,651,424
Dividends and interest receivable	7,609,401	2,708,291
Due from affiliates	262,990	253,422
Unrealized appreciation on forward foreign currency contracts	14,349	147,031
Other	12,855	6,775
Total assets	539,575,149	414,206,377

LIABILITIES
Management fees payable	288,521	218,901
Service agreement fees payable	8,005	1,519
Distribution fees payable	4,640	285
Due to affiliates	35,871	35,366
Overdraft payable	—	143,859
Payable for securities transactions	1,163,191	—
Payable for delayed delivery securities	2,500,000	—
Payable for Fund shares redeemed	1,345	—
Unrealized depreciation on forward foreign currency contracts	37,763	1,510,518
Payable for trustee compensation	12,075	6,388
Accrued expenses and other payables	97,591	114,284
Total liabilities	4,149,002	2,031,120
NET ASSETS	$535,426,147	$412,175,257

NET ASSETS CONSIST OF:
Paid-in-capital	$523,576,396	$396,728,906
Total distributable earnings (loss)	11,849,751	15,446,351
NET ASSETS	$535,426,147	$412,175,257

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	35

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2019

	Emerging Markets	International
	Debt Fund	Bond Fund	§

INSTITUTIONAL CLASS:
Net assets	$40,886,467	$717,105
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,046,801	69,795
Net asset value per share	$10.10	$10.27

ADVISOR CLASS:
Net assets	$18,115,982	$105,512
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,788,129	10,275
Net asset value per share	$10.13	$10.27

PREMIER CLASS:
Net assets	$881,882	$106,307
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	87,415	10,285
Net asset value per share	$10.09	$10.34

RETIREMENT CLASS:
Net assets	$19,204,431	$5,903,263
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,902,495	574,890
Net asset value per share	$10.09	$10.27

RETAIL CLASS:
Net assets	$22,566,688	$1,296,640
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,235,547	126,183
Net asset value per share	$10.09	$10.28

CLASS W:
Net assets	$433,770,697	$404,046,430
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	42,912,110	39,315,217
Net asset value per share	$10.11	$10.28
§ Consolidated statement of assets and liabilities (see Note 1)
† Portfolio investments, cost	$522,320,729	$385,044,927
^ Foreign cash, cost	$94,141	$—

36	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2019

	Emerging Markets	International
	Debt Fund	Bond Fund §

INVESTMENT INCOME
Interest*	$32,679,925	$9,567,089
Total income	32,679,925	9,567,089

EXPENSES
Management fees	2,691,623	2,108,506
Shareholder servicing – Institutional Class	825	92
Shareholder servicing – Advisor Class	8,429	52
Shareholder servicing – Premier Class	38	24
Shareholder servicing – Retirement Class	41,272	13,608
Shareholder servicing – Retail Class	6,996	2,934
Shareholder servicing – Class W	1,083	2,088
Distribution fees – Premier Class	1,398	155
Distribution fees – Retail Class	49,669	2,825
Administrative service fees	96,996	95,382
Trustee fees and expenses	5,761	4,733
Other expenses	296,540	307,640
Total expenses	3,200,630	2,538,039
Less: Expenses reimbursed by the investment adviser	(2,631,279)	(2,466,558)
Net expenses	569,351	71,481
Net investment income (loss)	32,110,574	9,495,608

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	471,062	3,696,927
Forward foreign currency contracts	(13,984)	7,186,985
Swap contracts	(8,062)	—
Foreign currency transactions	(2,837,246)	(1,214,228)
Net realized gain (loss) on total investments	(2,388,230)	9,669,684
Change in unrealized appreciation (depreciation) on:
Portfolio investments‡	43,323,775	27,619,938
Forward foreign currency contracts	(15,622)	(2,318,013)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	7,274	57,032
Net change in unrealized appreciation (depreciation) on total investments	43,315,427	25,358,957
Net realized and unrealized gain (loss) on total investments	40,927,197	35,028,641
Net increase (decrease) in net assets from operations	$73,037,771	$44,524,249
* Net of foreign withholding taxes of	$158,574	$180,374
§ Consolidated statement of operations (see Note 1)
‡ Includes net change in unrealized foreign capital gains taxes of	$(8,304)	$—

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund
		October 31, 2019	October 31, 2018

OPERATIONS
Net investment income (loss)		$32,110,574	$24,001,998
Net realized gain (loss) on total investments		(2,388,230)	(4,036,739)
Net change in unrealized appreciation (depreciation) on total investments		43,315,427	(42,746,516)
Net increase (decrease) in net assets from operations		73,037,771	(22,781,257)

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(1,251,544)	(26,939,465)
	Advisor Class	(532,985)	(181,036)
	Premier Class	(48,151)	(44,435)
	Retirement Class	(834,603)	(1,243,094)
	Retail Class	(886,053)	(341,382)
	Class W†	(24,507,058)	—
Total distributions		(28,060,394)	(28,749,412)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	30,002,711	201,512,736
	Advisor Class	26,981,571	14,927,035
	Premier Class	47,111	890,370
	Retirement Class	6,412,464	10,057,694
	Retail Class	36,481,366	14,310,576
	Class W†	90,409,139	1,691,394
Reinvestments of distributions:	Institutional Class	1,130,955	7,628,108
	Advisor Class	527,332	172,891
	Premier Class	35,725	26,332
	Retirement Class	834,115	1,242,381
	Retail Class	882,372	333,619
Transfers in connection with new class:	Institutional Class	—	(421,998,381)
	Class W†	—	421,998,381
Redemptions:	Institutional Class	(9,235,425)	(68,822,662)
	Advisor Class	(12,370,882)	(12,166,729)
	Premier Class	(330,559)	(163,393)
	Retirement Class	(4,200,215)	(7,760,638)
	Retail Class	(22,848,080)	(9,020,526)
	Class W†	(96,717,063)	(14,137,642)
Net increase (decrease) from shareholder transactions		48,042,637	140,721,546
Net increase (decrease) in net assets		93,020,014	89,190,877
NET ASSETS
Beginning of period		442,406,133	353,215,256
End of period		$535,426,147	$442,406,133

38	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

		Emerging Markets Debt Fund
		October 31, 2019	October 31, 2018

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	3,035,816	20,889,020
	Advisor Class	2,723,869	1,478,253
	Premier Class	4,842	92,091
	Retirement Class	654,412	989,664
	Retail Class	3,800,331	1,440,863
	Class W†	9,260,812	170,939
Shares reinvested:	Institutional Class	116,657	757,281
	Advisor Class	53,526	17,679
	Premier Class	3,747	2,763
	Retirement Class	86,617	126,149
	Retail Class	90,531	34,526
Shares transferred in connection with new class:	Institutional Class	—	(45,037,181)
	Class W†	—	45,037,181
Shares redeemed:	Institutional Class	(939,019)	(7,049,854)
	Advisor Class	(1,242,542)	(1,256,093)
	Premier Class	(34,561)	(17,183)
	Retirement Class	(432,637)	(796,406)
	Retail Class	(2,344,678)	(937,455)
	Class W†	(10,022,700)	(1,534,122)
Net increase (decrease) from shareholder transactions		4,815,023	14,408,115
†	Class W commenced operations on September 28, 2018.

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	39

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		International Bond Fund§
		October 31, 2019	October 31, 2018

OPERATIONS
Net investment income (loss)		$9,495,608	$5,475,152
Net realized gain (loss) on total investments		9,669,684	9,640,145
Net change in unrealized appreciation (depreciation) on total investments		25,358,957	(15,186,244)
Net increase (decrease) in net assets from operations		44,524,249	(70,947)

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(30,596)	(5,821,836)
	Advisor Class	(5,826)	(9,010)
	Premier Class	(5,357)	(7,343)
	Retirement Class	(260,380)	(56,301)
	Retail Class	(55,261)	(19,119)
	Class W†	(22,269,503)	—
Total distributions		(22,626,923)	(5,913,609)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	268,307	172,727,623
	Advisor Class	25,566	247
	Premier Class	—	—
	Retirement Class	2,414,542	3,869,271
	Retail Class	271,607	609,113
	Class W†	154,582,901	4,937,270
Reinvestments of distributions:	Institutional Class	30,059	7,348
	Advisor Class	340	43
	Premier Class	—	—
	Retirement Class	259,805	49,877
	Retail Class	53,017	12,220
Transfers in connection with new class:	Institutional Class	—	(348,913,039)
	Class W†	—	348,913,039
Redemptions:	Institutional Class	(48,500)	(62,452,417)
	Advisor Class	(29,753)	(882,000)
	Premier Class	—	(881,000)
	Retirement Class	(1,420,851)	(2,385,799)
	Retail Class	(168,448)	(1,209,533)
	Class W†	(108,371,486)	(16,610,566)
Net increase (decrease) from shareholder transactions		47,867,106	97,791,697
Net increase (decrease) in net assets		69,764,432	91,807,141
NET ASSETS
Beginning of period		342,410,825	250,603,684
End of period		412,175,257	342,410,825

40	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

concluded

		International Bond Fund§
		October 31, 2019	October 31, 2018

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	21,655	17,505,164
	Advisor Class	2,581	—
	Premier Class	—	—
	Retirement Class	243,042	391,431
	Retail Class	27,021	61,596
	Class W†	15,553,141	520,000
Shares reinvested:	Institutional Class	3,031	750
	Advisor Class	34	4
	Premier Class	—	—
	Retirement Class	26,261	5,099
	Retail Class	5,366	1,246
Shares transferred in connection with new class:	Institutional Class	—	(35,817,067)
	Class W†	—	35,817,067
Shares redeemed:	Institutional Class	(4,988)	(6,308,778)
	Advisor Class	(2,849)	(89,725)
	Premier Class	—	(89,715)
	Retirement Class	(140,094)	(242,670)
	Retail Class	(17,088)	(123,208)
	Class W†	(10,863,846)	(1,711,144)
Net increase (decrease) from shareholder transactions		4,853,267	9,920,050
†	Class W commenced operations on September 28, 2018.
§	Consolidated statement of changes in net assets (see Note 1)

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	41

Financial highlights

TIAA-CREF Funds

			Selected per share data										Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized								Ratios to average net assets
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	Net asset		Net assets					Net
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,		at end of					investment		Portfolio
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands)	Gross expenses		Net expenses		income (loss)		turnover rate

EMERGING MARKETS DEBT FUND
Institutional Class:
	10/31/19		$ 9.18	$ 0.58		$ 0.85	$ 1.43	$ (0.51)	$ —	$ (0.51)	$ 10.10	16.00%	$ 40,886	0.63%		0.63%		6.01%		78%
	10/31/18		10.47	0.58		(1.13)	(0.55)	(0.53)	(0.21)	(0.74)	9.18	(5.58)	16,835	0.65		0.65		5.82		75
	10/31/17		10.09	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.47	9.68	337,784	0.65		0.65		5.86		126
	10/31/16		9.36	0.57		0.69	1.26	(0.53)	—	(0.53)	10.09	13.93	273,626	0.68		0.65		6.02		125
	10/31/15		10.04	0.51		(0.83)	(0.32)	(0.36)	—	(0.36)	9.36	(3.15)	210,295	0.66		0.65		5.35		115
Advisor Class:
	10/31/19		9.20	0.57		0.87	1.44	(0.51)	—	(0.51)	10.13	16.00	18,116	0.71		0.71		5.82		78
	10/31/18		10.48	0.59		(1.14)	(0.55)	(0.52)	(0.21)	(0.73)	9.20	(5.56)	2,330	0.71		0.71		5.94		75
	10/31/17		10.10	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.48	9.64	141	0.70		0.70		5.81		126
	10/31/16	‡	9.27	0.52		0.83	1.35	(0.52)	—	(0.52)	10.10	15.05 [b]	113	0.70	[c]	0.67	[c]	6.00	[c]	125
Premier Class:
	10/31/19		9.17	0.57		0.85	1.42	(0.50)	—	(0.50)	10.09	15.84	882	0.79		0.79		5.91		78
	10/31/18		10.46	0.55		(1.11)	(0.56)	(0.52)	(0.21)	(0.73)	9.17	(5.72)	1,040	0.80		0.80		5.74		75
	10/31/17		10.08	0.58		0.34	0.92	(0.52)	(0.02)	(0.54)	10.46	9.53	373	0.82		0.80		5.71		126
	10/31/16		9.35	0.56		0.68	1.24	(0.51)	—	(0.51)	10.08	13.78	257	0.84		0.80		5.91		125
	10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.44)	957	0.86		0.80		5.09		115
Retirement Class:
	10/31/19		9.18	0.56		0.84	1.40	(0.49)	—	(0.49)	10.09	15.61	19,204	0.88		0.88		5.79		78
	10/31/18		10.46	0.55		(1.11)	(0.56)	(0.51)	(0.21)	(0.72)	9.18	(5.73)	14,626	0.90		0.90		5.55		75
	10/31/17		10.08	0.57		0.34	0.91	(0.51)	(0.02)	(0.53)	10.46	9.42	13,333	0.90		0.90		5.63		126
	10/31/16		9.35	0.55		0.69	1.24	(0.51)	—	(0.51)	10.08	13.69	7,635	0.93		0.90		5.66		125
	10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.51)	2,351	0.94		0.90		5.09		115
Retail Class:
	10/31/19		9.18	0.56		0.83	1.39	(0.48)	—	(0.48)	10.09	15.55	22,567	0.92		0.92		5.77		78
	10/31/18		10.46	0.55		(1.12)	(0.57)	(0.50)	(0.21)	(0.71)	9.18	(5.79)	6,326	0.99		0.99		5.63		75
	10/31/17		10.08	0.56		0.34	0.90	(0.50)	(0.02)	(0.52)	10.46	9.28	1,585	1.17		1.00		5.50		126
	10/31/16		9.35	0.54		0.69	1.23	(0.50)	—	(0.50)	10.08	13.61	1,571	1.01		0.99		5.63		125
	10/31/15		10.04	0.48		(0.84)	(0.36)	(0.33)	—	(0.33)	9.35	(3.59)	1,257	0.97		0.97		4.96		115
Class W:
	10/31/19		9.19	0.65		0.84	1.49	(0.57)	—	(0.57)	10.11	16.72	433,771	0.63		0.00		6.68		78
	10/31/18	††	9.37	0.05		(0.23)	(0.18)	—	—	—	9.19	(1.92)[b]	401,249	0.64	[c]	0.00	[c]	6.37	[c]	75

42	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	43

Financial highlights	concluded

TIAA-CREF Funds

			Selected per share data										Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized								Ratios to average net assets
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	Net asset		Net assets					Net
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,		at end of					investment		Portfolio
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands)	Gross expenses		Net expenses		income (loss)		turnover rate

INTERNATIONAL BOND FUND§
Institutional Class:
	10/31/19		$ 9.71	$ 0.19		$ 0.91	$ 1.10	$ (0.54)	$ —	$ (0.54)	$ 10.27	11.63%	$ 717	0.67%		0.62%		1.87%		51%
	10/31/18		9.89	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.71	0.07	487	0.70		0.65		1.87		62
	10/31/17		9.87	0.16		0.12	0.28	(0.25)	(0.01)	(0.26)	9.89	2.92	244,048	0.70		0.65		1.64		133
	10/31/16	†	10.00	0.03		(0.16)	(0.13)	—	—	—	9.87	(1.30)[b]	227,410	1.82	[c]	0.65	[c]	1.28	[c]	18	[b]
Advisor Class:
	10/31/19		9.71	0.18		0.91	1.09	(0.53)	—	(0.53)	10.27	11.60	106	0.70		0.65		1.85		51
	10/31/18		9.90	0.18		(0.18)	0.00 [d]	(0.19)	—	(0.19)	9.71	(0.06)	102	0.71		0.66		1.83		62
	10/31/17		9.87	0.16		0.13	0.29	(0.25)	(0.01)	(0.26)	9.90	2.98	992	0.70		0.65		1.66		133
	10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987	1.96	[c]	0.80	[c]	0.94	[c]	18	[b]
Premier Class:
	10/31/19		9.77	0.17		0.92	1.09	(0.52)	—	(0.52)	10.34	11.48	106	0.83		0.79		1.71		51
	10/31/18		9.89	0.17		(0.17)	0.00 [d]	(0.12)	—	(0.12)	9.77	(0.04)	100	0.86		0.80		1.69		62
	10/31/17		9.87	0.15		0.12	0.27	(0.24)	(0.01)	(0.25)	9.89	2.82	989	0.84		0.79		1.51		133
	10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987	2.50	[c]	0.80	[c]	0.94	[c]	18	[b]
Retirement Class:
	10/31/19		9.71	0.16		0.91	1.07	(0.51)	—	(0.51)	10.27	11.36	5,903	0.91		0.87		1.62		51
	10/31/18		9.88	0.16		(0.18)	(0.02)	(0.15)	—	(0.15)	9.71	(0.18)	4,326	0.95		0.90		1.61		62
	10/31/17		9.86	0.14		0.13	0.27	(0.24)	(0.01)	(0.25)	9.88	2.79	2,883	0.95		0.90		1.44		133
	10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,389	2.53	[c]	0.90	[c]	0.84	[c]	18	[b]
Retail Class:
	10/31/19		9.71	0.15		0.92	1.07	(0.50)	—	(0.50)	10.28	11.36	1,297	1.17		0.99		1.50		51
	10/31/18		9.88	0.15		(0.18)	(0.03)	(0.14)	—	(0.14)	9.71	(0.36)	1,077	1.13		1.00		1.50		62
	10/31/17		9.86	0.14		0.12	0.26	(0.23)	(0.01)	(0.24)	9.88	2.73	1,692	0.96		0.90		1.42		133
	10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,144	4.29	[c]	1.00	[c]	0.75	[c]	18	[b]
Class W:
	10/31/19		9.71	0.25		0.92	1.17	(0.60)	—	(0.60)	10.28	12.44	404,046	0.66		0.00		2.49		51
	10/31/18	††	9.74	0.02		(0.05)	(0.03)	—	—	—	9.71	(0.31)[b]	336,319	0.67	[c]	0.00	[c]	2.98	[c]	62

§	Consolidated financial highlights (see Note 1)
†	The Fund commenced operations on August 5, 2016.
††	Class W commenced operations on September 28, 2018.
‡	Advisor Class commenced operations on December 4, 2015.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.

44	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	45

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Emerging Markets Debt Fund and International Bond Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Prior to September 30, 2019, Teachers Personal Investors Services, Inc. (“TPIS”) was the distributor of each share class. Effective September 30, 2019, TPIS merged into Nuveen Securities and Nuveen Securities became the distributor of each share class. Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer six share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale by certain Funds on September 28, 2018 pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable

46	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. In many cases, these estimates are based on data from the prior calendar year end.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2019, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions and certain foreign taxes paid were reclassified among the components of certain Funds’ net

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	47

Notes to financial statements

assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

Basis for consolidation: The International Bond Fund is presented on a consolidated basis with the TIAA-CREF International Bond Fund Offshore Limited (“Subsidiary”), a wholly owned subsidiary of the International Bond Fund organized under the laws of the Cayman Islands. The Subsidiary commenced operations on March 1, 2017 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the Commission pursuant to Regulation S under the Securities Act of 1933, as amended.The Subsidiary is advised by Advisors and has the same investment objective as the Fund, but unlike the Fund, it may invest in Regulation S securities without limitation. As of October 31, 2019, the net assets of the Subsidiary were $32,177,972 representing 8% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

Total market value of investments	$31,888,585
Net assets	32,177,972
Net investment income (loss)	598,975
Net realized gain (loss)	(153,782)
Net change in unrealized appreciation (depreciation)	2,084,195

48	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still required the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires Funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule were implemented on June 1, 2019 and did not have a material impact on the Funds’ financial statements and various filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	49

Notes to financial statements

yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2019, the Emerging Markets Debt Fund had material transfers from Level 2 to Level 3 as a result of various market related factors. Please refer to the Level 3 reconciliation below.

The following table summarizes the market value of the Funds’ investments as of October 31, 2019, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Emerging Markets Debt
Africa/Middle East	$—	$125,949,027	$—	$125,949,027
Asia	—	113,275,698	—	113,275,698
Europe	—	77,762,422	—	77,762,422
Latin America	163,255	188,064,776	5,876,190	194,104,221
All other debt investments*	—	2,013,551	—	2,013,551
Short-term investments	—	17,751,156	508,421	18,259,577
Forward foreign currency contracts**	—	(23,414)	—	(23,414)
Total	$163,255	$524,793,216	$6,384,611	$531,341,082

50	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Fund	Level 1	Level 2	Level 3	Total
International Bond
Africa/Middle East	$—	$24,286,860	$—	$24,286,860
Asia	—	119,046,777	—	119,046,777
Europe	—	144,800,142	—	144,800,142
Latin America	—	22,109,468	402,810	22,512,278
North America	—	68,387,843	—	68,387,843
All other debt investments*	—	9,741,355	—	9,741,355
Short-term investments	—	11,539,998	—	11,539,998
Forward foreign currency contracts**	—	(1,363,487)	—	(1,363,487)
Total	$—	$398,548,956	$402,810	$398,951,766

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the market value of portfolio investments.

The following table is a reconciliation of the Emerging Markets Debt Fund’s investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
Balance as of October 31, 2018	$4,750,714
Purchases	2,605,295
Sales	(2,753,025)
Gains (losses)	(2,189,697)
Change in unrealized appreciation (depreciation)	1,790,019
Transfers out of Level 3	(2,175,056)
Transfers into Level 3	4,356,361
Balance as of October 31, 2019	$6,384,611

The following table summarizes the significant unobservable inputs used to value Level 3 investments in the Emerging Markets Debt Fund as of October 31, 2019:

	Fair value	Valuation technique	Unobservable input	Range (weighted average	)§
Corporate bonds	$1,410,329	Recent market transaction	Discount	74.5%–99.1% (77.1%	)
Government bonds	4,465,861	Recent market transaction	Discount	27.0%–65.5% (59.4%	)
Short-term investments	508,421	Recent market transaction	Discount	33.9%–47.0% (39.5%	)
Total	$6,384,611

§	Unobservable inputs were weighted by the relative fair value of the instruments.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	51

Notes to financial statements

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2019, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Emerging Markets Debt Fund
Foreign-exchange contracts	Forward foreign currency contracts	$14,349	Forward foreign currency contracts	$(37,763)
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	147,031	Forward foreign currency contracts	(1,510,518)

For the year ended October 31, 2019, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Emerging Markets Debt Fund
Foreign-exchange contracts	Forward foreign currency contracts	$(13,984)	$(15,622)
Credit contracts	Swap contracts	(8,062)	—
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	7,186,985	(2,318,013)

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation in the Statements of Assets and Liabilities. The Funds realize gains and losses at the time the forward is closed. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts; from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the

52	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Statements of Assets and Liabilities. During the year ended October 31, 2019, the Emerging Markets Debt Fund and the International Bond Fund had exposure to forwards contracts, based on underlying notional values, generally between 0% and 1%, and 69% and 75% of net assets, respectively. The forward contracts outstanding as of October 31, 2019 are disclosed in the Summary portfolio of investments and the full Schedules of Investments.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against predefined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default. The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of Assets and Liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of Assets and Liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	53

Notes to financial statements

The Funds invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended October 31, 2019, the Emerging Markets Debt Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 0% and 1% of net assets. There were no open credit default swap contracts outstanding as of October 31, 2019.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement, with respect to each Fund, Advisors provides asset management services to the Funds for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

The Subsidiary has entered into an investment management agreement with Advisors. Under this agreement, Advisors provides the same management services to the Subsidiary as it does to the International Bond Fund. Advisors is not compensated directly by the Subsidiary for their services, rather they are provided a management fee on the average net assets of the Fund which includes investments in the Subsidiary. The Fund bears all operating expenses of the Subsidiary.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors for providing certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31,

54	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

2019, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee—effective rate	Service agreement fee	Distribution fee
				Retirement Class	Premier Class	Retail Class
Emerging Markets Debt	0.45–0.55%		0.55%	0.25%	0.15%	0.25%
International Bond	0.45–0.55	[a]	0.55	0.25	0.15	0.25

	Maximum expense amounts‡
	Institutional Class		Advisor Class		Premier Class	Retirement Class		Retail Class		Class W§
Emerging Markets Debt	0.65%		0.80%		0.80%	0.90%[b]		1.00%		0.65%
International Bond	0.65	[c]	0.80	[c]	0.80	0.90	[c]	1.00	[c]	0.65	[c]

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 29, 2020. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees.
[a]	Prior to March 1, 2019, the investment management fee range for the International Bond Fund was 0.50%–0.55% of average daily net assets.
[b]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the expense cap for the Emerging Markets Debt Fund Retirement Class. The expense cap is 0.88% for the Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[c]	Effective May 1, 2019, Advisors agreed to voluntarily waive a portion of the expense cap for the International Bond Fund Institutional Class, Advisor Class, Retirement Class, Retail Class, and Class W. The expense caps are 0.60%, 0.60%, 0.87%, 0.98%, and 0.60%, respectively. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2019, the Funds did not have any security transactions with affiliated entities.

The following is the percentage of the Fund’s shares owned by affiliates as of October 31, 2019:

Underlying Fund	TIAA-CREF Lifecycle Funds
Emerging Markets Debt	81%
International Bond	98

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	55

Notes to financial statements

Note 5—investments

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Amounts receivable and/or payable for these transactions are reflected separately in the Statements of Assets and Liabilities.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2019, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation	)
Emerging Markets Debt	$522,389,587	$27,877,809	$(18,926,314)	$8,951,495
International Bond	393,453,628	19,814,771	(14,316,633)	5,498,138

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2019 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Emerging Markets Debt	$405,401,106	$362,943,571
International Bond	221,843,250	185,205,454

56	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2019 and October 31, 2018 was as follows:

	10/31/2019
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$28,060,394	$—	$28,060,394
International Bond	22,626,923	—	22,626,923

	10/31/2018
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$26,504,045	$2,245,367	$28,749,412
International Bond	5,913,609	—	5,913,609

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryover	Total
Emerging Markets Debt	$4,769,499	$ —	$8,917,903		$(1,825,042)	$11,862,360
International Bond	9,939,195	1,187	5,512,745		—	15,453,127

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, and the treatment of short-term gain as ordinary income for tax purposes.

For the year ended October 31, 2019, the Emerging Markets Debt Fund had $1,825,042 in long-term capital loss carryovers, which will not expire.

For the year ended October 31, 2019, the International Bond Fund utilized $1,636,165 of short-term and $178,403 of long-term capital loss carryover available from prior years. The capital loss carryover for the International Bond Fund was reduced to zero as a result of this utilization.

Note 7—emerging markets risks

The Emerging Markets Debt Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	57

Notes to financial statements	concluded

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2019, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 18, 2019 expiring on June 16, 2020, replacing the previous $1.25 billion facility, which expired June 2019. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2019, there were no borrowings under this credit facility by the Funds.

58	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	59

Report of Independent Registered Public Accounting Firm	concluded

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

60	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2019, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

Fund	Long-term capital gains
Emerging Markets Debt	$—
International Bond	—

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2019, which will be reported in conjunction with your 2019 Form 1099-DIV.

By early 2020, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	61

2019 special meeting (unaudited)

TIAA-CREF Funds

Trustees

On July 17, 2019, at a special meeting of TIAA-CREF Funds participants, the following persons were elected to serve on the Board of Trustees:

Nominee	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Forrest Berkley	7,019,429,645.179	98.738	29,336,564.729	0.413	60,384,844.503	0.849
Joseph A. Boateng	7,017,678,997.349	98.713	30,608,382.947	0.431	60,863,674.115	0.856
Janice C. Eberly	7,030,450,351.958	98.893	24,897,324.187	0.350	53,803,378.266	0.757
Nancy A. Eckl	7,031,086,911.078	98.902	23,805,175.211	0.335	54,258,968.122	0.763
Michael A. Forrester	7,012,679,322.201	98.643	34,732,512.165	0.489	61,739,220.046	0.868
Howell E. Jackson	7,015,296,260.772	98.680	33,410,840.029	0.470	60,443,953.610	0.850
Thomas J. Kenny	7,014,459,180.378	98.668	32,601,855.843	0.459	62,090,018.190	0.873
James M. Poterba	7,016,956,092.704	98.703	33,014,873.896	0.464	59,180,087.811	0.832
Maceo K. Sloan	7,016,148,774.432	98.692	32,646,874.224	0.459	60,355,405.754	0.849
Laura T. Starks	7,032,899,556.712	98.927	24,219,056.061	0.341	52,032,441.638	0.732

Joseph A. Boateng was elected to office. Forrest Berkley, Janice C. Eberly, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks continued in office.

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Funds.

62	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2019

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and certain funds advised by American Beacon Advisors, Inc.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	63

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  October 31, 2019

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	89	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	89	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

64	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); and Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. President and Chief Executive Officer (since 2008), and Program Director (1990–2008), National Bureau of Economic Research.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	89	N/A
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	65

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2019

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments.

66	2019 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, President and Chief investment Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Investment Officer, Nuveen Global Investments and Senior Managing Director, President, Global Investments, TIAA.
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President, Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa.org, or by calling 800 223-1200.

TIAA-CREF International Fixed-Income Funds ■ 2019 Annual Report	67

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2019 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund,
730 Third Avenue, New York, NY 10017-3206

730 Third Avenue New York, NY 10017-3206	PRESORTED STANDARD U.S. POSTAGE PAID TIAA

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730 Third Avenue New York, NY 10017-3206

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978212	A15653 (12/19)

Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2019 and October 31, 2018, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $1,082,894 and $1,104,995, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2019 and October 31, 2018, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2019 and October 31, 2018, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2019 and October 31, 2018, PwC’s aggregate fees for tax services billed to the Registrant were $0 and $347,230, respectively.

For the fiscal years ended October 31, 2019 and October 31, 2018, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2019 and October 31, 2018, PwC’s aggregate fees for all other services billed to the Registrant were $12,995 and $12,995, respectively.

For the fiscal years ended October 31, 2019 and October 31, 2018, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the

Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2019 and October 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2019 and October 31, 2018, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $217,667 and $302,167, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS
GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.4%
303,602		Aptiv plc	$27,187,559
		TOTAL AUTOMOBILES & COMPONENTS	27,187,559

BANKS - 6.1%
3,122,660		Bank of America Corp	97,645,578
1,057,324		Citigroup, Inc	75,979,303
940,770		Citizens Financial Group, Inc	33,077,473
1,118,259		JPMorgan Chase & Co	139,692,914
879,494		US Bancorp	50,148,748
		TOTAL BANKS	396,544,016

CAPITAL GOODS - 7.0%
89,145		Boeing Co	30,301,277
124,476		Carlisle Cos, Inc	18,953,960
212,154		Deere & Co	36,944,498
379,668		Dover Corp	39,443,708
515,855	*,e,n	Enphase Energy, Inc	10,023,063
698,242		General Electric Co	6,968,455
448,067		Honeywell International, Inc	77,394,613
281,885		Ingersoll-Rand plc	35,768,388
523,950		ITT, Inc	31,148,827
260,526	n	L3Harris Technologies, Inc	53,749,119
96,647	n	Northrop Grumman Corp	34,066,135
203,827		Owens Corning, Inc	12,490,519
29,503	*	Teledyne Technologies, Inc	9,724,189
268,873		United Technologies Corp	38,604,785
169,008		Woodward Governor Co	18,026,393
		TOTAL CAPITAL GOODS	453,607,929

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
68,967		Verisk Analytics, Inc	9,979,525
398,869		Waste Management, Inc	44,757,090
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	54,736,615

CONSUMER DURABLES & APPAREL - 2.0%
391,958	*,n	CROCS, Inc	13,714,610
92,094	*,n	Deckers Outdoor Corp	14,081,173
484,480		KB Home	17,291,091
557,264	e	Levi Strauss & Co	9,930,444
107,168	*	Lululemon Athletica, Inc	21,891,207
1,871,432	*,e	Mattel, Inc	22,344,898
675,286	*,g	Spin Master Corp	19,103,452
377,025		Tapestry, Inc	9,749,867
		TOTAL CONSUMER DURABLES & APPAREL	128,106,742
1

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 0.8%
10,741	*	Chipotle Mexican Grill, Inc (Class A)	$8,358,217
295,980		Royal Caribbean Cruises Ltd	32,211,503
88,967	n	Strategic Education, Inc	10,945,610
		TOTAL CONSUMER SERVICES	51,515,330

DIVERSIFIED FINANCIALS - 3.0%
442,753		Blackstone Group, Inc	23,536,749
269,158	n	CME Group, Inc	55,379,259
320,611		Discover Financial Services	25,732,239
1,120,285		Morgan Stanley	51,589,124
722,706		Voya Financial, Inc	38,997,216
		TOTAL DIVERSIFIED FINANCIALS	195,234,587

ENERGY - 3.7%
450,832		Cabot Oil & Gas Corp	8,403,509
680,309		Chevron Corp	79,011,087
519,772		ConocoPhillips	28,691,414
185,993		Diamondback Energy, Inc	15,950,760
352,926		EOG Resources, Inc	24,461,301
270,664		Hess Corp	17,796,158
403,956		ONEOK, Inc	28,208,248
1,343,240		Parsley Energy, Inc	21,236,624
172,032		Valero Energy Corp	16,683,663
		TOTAL ENERGY	240,442,764

FOOD & STAPLES RETAILING - 1.4%
158,508	n	Costco Wholesale Corp	47,094,312
372,943		Walmart, Inc	43,731,296
		TOTAL FOOD & STAPLES RETAILING	90,825,608

FOOD, BEVERAGE & TOBACCO - 4.6%
554,182		Campbell Soup Co	25,664,168
976,257		Coca-Cola Co	53,137,669
364,968		Coca-Cola European Partners plc (Class A)	19,529,438
591,797	n	ConAgra Brands, Inc	16,008,109
535,889		Diageo plc	21,934,460
138,218		Hershey Co	20,300,077
989,603		Mondelez International, Inc	51,904,677
379,916	*	Monster Beverage Corp	21,324,685
488,327		PepsiCo, Inc	66,983,815
		TOTAL FOOD, BEVERAGE & TOBACCO	296,787,098

HEALTH CARE EQUIPMENT & SERVICES - 7.1%
756,405		Abbott Laboratories	63,243,022
181,599	n	Anthem, Inc	48,864,659
1,251,606	*	Boston Scientific Corp	52,191,970
400,343	n	CVS Health Corp	26,578,772
357,691		Danaher Corp	49,296,973
131,345	*,n	DexCom, Inc	20,258,653
145,320	*	Edwards Lifesciences Corp	34,641,382
2

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

258,018	*	Envista Holdings Corp	$7,567,668
127,667	*	Guardant Health, Inc	8,872,856
225,038		HCA Healthcare, Inc	30,051,574
147,329	n	Humana, Inc	43,344,192
106,254	*	IDEXX Laboratories, Inc	30,283,453
171,120	*	Neogen Corp	11,133,067
100,435		STERIS plc	14,218,583
178,739		Zimmer Biomet Holdings, Inc	24,707,092
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	465,253,916

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
245,939		Colgate-Palmolive Co	16,871,415
170,413		Estee Lauder Cos (Class A)	31,742,830
788,966		Procter & Gamble Co	98,234,157
160,149		Reckitt Benckiser Group plc	12,392,588
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	159,240,990

INSURANCE - 2.9%
749,845		American International Group, Inc	39,711,791
78,944	n	Chubb Ltd	12,032,645
184,778		Cincinnati Financial Corp	20,918,717
868,514		Hartford Financial Services Group, Inc	49,574,779
577,600		Metlife, Inc	27,025,904
180,352		W.R. Berkley Corp	12,606,605
148,392		Willis Towers Watson plc	27,734,465
		TOTAL INSURANCE	189,604,906

MATERIALS - 3.8%
292,388		CF Industries Holdings, Inc	13,259,796
529,808		Dow, Inc	26,750,006
443,233		DuPont de Nemours, Inc	29,213,487
255,782		FMC Corp	23,404,053
380,196	n	Linde plc	75,411,877
642,392		Newmont Goldcorp Corp	25,522,234
338,779		Nutrien Ltd	16,190,248
260,193		Vulcan Materials Co	37,173,774
		TOTAL MATERIALS	246,925,475

MEDIA & ENTERTAINMENT - 9.8%
401,780		Activision Blizzard, Inc	22,511,733
160,634	*	Alphabet, Inc (Class C)	202,416,510
1,479,766		Comcast Corp (Class A)	66,323,112
626,579	*	Facebook, Inc	120,083,865
133,739	*,n	NetFlix, Inc	38,437,926
28,000		Nintendo Co Ltd	10,270,046
709,376	*,e	Snap, Inc	10,683,202
181,294	*	Take-Two Interactive Software, Inc	21,818,733
897,985		Viacom, Inc (Class B)	19,360,557
522,949		Vivendi Universal S.A.	14,562,872
761,680		Walt Disney Co	98,957,466
225,346	e	World Wrestling Entertainment, Inc (Class A)	12,628,390
		TOTAL MEDIA & ENTERTAINMENT	638,054,412
3

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.9%
819,694		AbbVie, Inc	$65,206,658
447,696	*	Acadia Pharmaceuticals, Inc	18,986,787
240,971	*,e	Allogene Therapeutics, Inc	6,939,965
277,681		AstraZeneca plc	27,078,678
1,309,512	*	Avantor, Inc	18,608,166
225,834	*,n	Biohaven Pharmaceutical Holding Co Ltd	10,370,297
107,868	*,e	Bluebird Bio, Inc	8,737,308
268,607		Daiichi Sankyo Co Ltd	17,661,928
162,278		Eli Lilly & Co	18,491,578
188,480	*	Exact Sciences Corp	16,397,760
108,954	*,e,n	GW Pharmaceuticals plc (ADR)	14,580,224
203,030	*	IQVIA Holdings, Inc	29,321,593
144,618	*,n	Jazz Pharmaceuticals plc	18,168,359
60,906		Lonza Group AG.	21,952,497
670,725		Merck & Co, Inc	58,125,028
140,780	*	Neurocrine Biosciences, Inc	14,006,202
326,197		Novo Nordisk AS	17,937,147
1,993,923		Pfizer, Inc	76,506,826
101,202	*,e,n	Sage Therapeutics, Inc	13,728,051
285,420		Sanofi-Aventis	26,312,032
92,457		Vifor Pharma AG.	14,560,059
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	513,677,143

REAL ESTATE - 1.5%
201,003		American Tower Corp	43,834,734
320,196		Outfront Media, Inc	8,424,357
489,897	n	Prologis, Inc	42,993,361
		TOTAL REAL ESTATE	95,252,452

RETAILING - 6.0%
100,780	*	Amazon.com, Inc	179,051,795
418,682		Best Buy Co, Inc	30,073,928
816,711	*	BJ’s Wholesale Club Holdings, Inc	21,806,184
430,577	n	Home Depot, Inc	101,004,753
344,792		Target Corp	36,861,713
168,303	n	Tiffany & Co	20,955,406
		TOTAL RETAILING	389,753,779

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
673,148	*	Advanced Micro Devices, Inc	22,839,912
473,273	*,n	Cree, Inc	22,589,320
285,793	*,n	First Solar, Inc	14,801,220
163,969	*	Inphi Corp	11,786,092
911,163		Intel Corp	51,508,044
1,286,569		Marvell Technology Group Ltd	31,379,418
161,462	n	Monolithic Power Systems, Inc	24,206,383
220,035		NVIDIA Corp	44,231,436
119,302		NXP Semiconductors NV	13,562,251
303,727		QUALCOMM, Inc	24,431,800
329,988		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	17,037,280
108,052	n	Universal Display Corp	21,629,849
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	300,003,005
4

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 10.9%
54,456	*	CACI International, Inc (Class A)	$12,184,530
129,489		Dassault Systemes S.A.	19,666,365
293,950		Fidelity National Information Services, Inc	38,730,852
270,620	*	Fiserv, Inc	28,723,607
380,800		MasterCard, Inc (Class A)	105,409,248
142,159	*,e	Medallia, Inc	4,133,984
2,070,856		Microsoft Corp	296,898,625
699,669		Oracle Corp	38,124,964
302,649	*	PayPal Holdings, Inc	31,505,761
122,422	*,n	Proofpoint, Inc	14,123,826
440,243	*	salesforce.com, Inc	68,893,627
187,618	*	Synopsys, Inc	25,469,144
641,894	*,n	Teradata Corp	19,211,887
208,938	*,n	Zscaler, Inc	9,189,093
		TOTAL SOFTWARE & SERVICES	712,265,513

TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
1,198,740	n	Apple, Inc	298,198,562
1,097,456		Cisco Systems, Inc	52,140,135
1,099,854	*	CommScope Holding Co, Inc	12,318,365
376,381	*	Keysight Technologies, Inc	37,980,607
234,875	n	Motorola Solutions, Inc	39,064,410
1,089,490	*	Pure Storage, Inc	21,201,475
494,069		Western Digital Corp	25,518,664
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	486,422,218

TELECOMMUNICATION SERVICES - 1.5%
1,276,310		AT&T, Inc	49,125,172
843,158		Verizon Communications, Inc	50,985,764
		TOTAL TELECOMMUNICATION SERVICES	100,110,936

TRANSPORTATION - 1.7%
555,847		CSX Corp	39,059,369
415,940		Delta Air Lines, Inc	22,909,975
164,081		DSV AS	15,946,886
291,455	n	United Parcel Service, Inc (Class B)	33,566,872
		TOTAL TRANSPORTATION	111,483,102

UTILITIES - 2.4%
618,761		Alliant Energy Corp	33,004,712
864,181		FirstEnergy Corp	41,757,226
232,686		NextEra Energy, Inc	55,458,381
709,587		PPL Corp	23,764,069
		TOTAL UTILITIES	153,984,388

		TOTAL COMMON STOCKS	6,497,020,483
		(Cost $4,351,750,316)
5

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY			VALUE

PURCHASED OPTIONS - 0.0%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
48,500		Sage Therapeutics, Inc			$972,425
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			972,425

		TOTAL PURCHASED OPTIONS			972,425
		(Cost $977,216)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.4%

GOVERNMENT AGENCY DEBT - 0.3%
$10,550,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	10,550,000
10,000,000		FHLB	1.683	12/20/19	9,977,269
		TOTAL GOVERNMENT AGENCY DEBT			20,527,269

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
70,980,431	c	State Street Navigator Securities Lending Government Money Market Portfolio			70,980,431
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			70,980,431

		TOTAL SHORT-TERM INVESTMENTS			91,507,700
		(Cost $91,507,578)
		TOTAL INVESTMENTS - 101.1%			6,589,500,608
		(Cost $4,444,235,110)
		OTHER ASSETS & LIABILITIES, NET - (1.1)%			(73,160,735)
		NET ASSETS - 100.0%			$6,516,339,873

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $83,147,087.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2019, the aggregate value of these securities was $19,103,452 or 0.3% of net assets.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Sage Therapeutics, Inc, Put	485	$977,216	$120.00	01/17/20	$972,425
6

TIAA-CREF FUNDS - Growth & Income Fund

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Anthem Inc, Call	160	$(49,502)	$320.00	03/20/20	$(49,502)
Anthem, Inc, Put	160	(27,833)	215.00	11/08/19	(4,000)
Apple, Inc, Call	523	(470,413)	270.00	06/19/20	(538,690)
Apple, Inc, Call	149	(78,665)	280.00	06/19/20	(113,836)
Apple, Inc, Put	548	(343,908)	195.00	06/19/20	(216,460)
Apple, Inc, Put	448	(363,831)	215.00	06/19/20	(330,624)
Arista Networks, Inc, Put	160	(124,477)	200.00	01/17/20	(54,400)
Biohaven Pharmaceutical Holding Co Ltd, Put	640	(782,679)	50.00	01/17/20	(675,200)
Chubb Ltd, Put	320	(21,440)	130.00	12/20/19	(8,800)
Ciena Corp, Put	1,000	(43,999)	30.00	12/20/19	(35,000)
Cigna Corp, Put	235	(34,300)	155.00	12/20/19	(24,675)
CME Group, Inc, Call	200	(67,999)	240.00	12/20/19	(4,500)
CME Group, Inc, Call	200	(61,591)	240.00	06/19/20	(58,000)
CME Group, Inc, Put	200	(69,591)	170.00	12/20/19	(11,500)
CME Group, Inc, Put	200	(100,798)	190.00	03/20/20	(122,000)
Coherent, Inc, Put	120	(123,759)	110.00	11/15/19	(4,500)
ConAgra Brands, Inc, Put	553	(70,782)	24.00	12/20/19	(14,378)
Constellation Brands, Inc, Put	175	(15,043)	167.50	11/29/19	(7,437)
Costco Wholesale Corp, Call	200	(274,793)	320.00	06/19/20	(216,000)
Costco Wholesale Corp, Put	400	(307,186)	260.00	06/19/20	(300,000)
Cree, Inc, Call	600	(66,425)	55.00	12/20/19	(28,200)
Cree, Inc, Put	900	(336,287)	42.50	12/20/19	(85,500)
Crocs Inc, Put	745	(38,338)	30.00	12/20/19	(38,338)
CVS Health Corp, Put	1,125	(46,080)	54.00	11/08/19	(5,625)
Deckers Outdoor Corp, Put	300	(185,396)	120.00	12/20/19	(12,600)
DexCom, Inc, Put	320	(338,541)	135.00	12/20/19	(121,600)
DISH Network Corp, Put	510	(139,228)	27.50	01/17/20	(35,700)
Domino’s Pizza, Inc, Put	180	(30,733)	220.00	11/15/19	(900)
Enphase Energy, Inc, Put	745	(169,828)	17.50	02/21/20	(171,350)
FedEx Corp, Put	157	(359,368)	190.00	01/17/20	(598,563)
First Solar, Inc, Put	745	(10,252)	47.50	11/01/19	(5,215)
First Solar, Inc, Put	745	(13,291)	48.00	11/01/19	(5,215)
GW Pharmaceuticals plc, Put	330	(42,226)	95.00	11/15/19	(12,375)
Hain Celestial Group, Inc, Put	2,200	(400,306)	20.00	02/21/20	(143,000)
Hasbro, Inc, Put	425	(39,933)	95.00	11/15/19	(46,750)
Home Depot, Inc, Call	160	(17,113)	260.00	12/20/19	(4,960)
Home Depot, Inc, Call	160	(45,439)	260.00	03/20/20	(41,120)
Home Depot, Inc, Put	160	(12,474)	195.00	12/20/19	(5,440)
Humana Inc, Put	400	(78,403)	255.00	12/20/19	(70,000)
Illumina, Inc, Put	160	(23,676)	250.00	11/15/19	(2,560)
International Business Machines Corp, Put	322	(31,543)	120.00	12/20/19	(18,676)
Jazz Pharmaceuticals plc, Put	275	(252,984)	115.00	06/19/20	(193,875)
L3Harris Technologies, Inc, Put	240	(36,719)	175.00	12/20/19	(16,200)
Linde plc, Put	225	(50,858)	170.00	11/15/19	(2,250)
M&T Bank Corp, Put	320	(166,557)	140.00	01/17/20	(63,680)
Monolithic Power Systems, Inc, Put	225	(50,215)	110.00	12/20/19	(6,975)
7

TIAA-CREF FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Motorola Solutions, Inc, Call	320	$(294,074)	$190.00	07/17/20	$(173,600)
Motorola Solutions, Inc, Put	320	(47,347)	130.00	01/17/20	(24,480)
Motorola Solutions, Inc, Put	480	(304,314)	150.00	07/17/20	(405,600)
Nektar Therapeutics, Put	1,200	(699,453)	21.00	02/21/20	(648,000)
Nektar Therapeutics, Put	822	(413,457)	19.00	05/15/20	(394,560)
NetFlix, Inc, Put	160	(145,271)	240.00	11/15/19	(6,240)
Northrop Grumman Corp, Call	77	(28,720)	390.00	01/17/20	(16,747)
Northrop Grumman Corp, Put	282	(101,732)	315.00	11/15/19	(12,690)
Nutanix, Inc, Put	1,000	(547,989)	22.50	01/17/20	(90,000)
Prologis, Inc, Put	445	(27,189)	80.00	12/20/19	(22,250)
Proofpoint, Inc, Put	320	(48,959)	100.00	12/20/19	(37,600)
PVH Corp, Put	480	(367,344)	85.00	01/17/20	(273,600)
PVH Corp, Put	240	(221,117)	90.00	01/17/20	(220,800)
Rockwell Automation, Inc, Put	225	(17,991)	130.00	11/15/19	(2,812)
Roku, Inc, Put	500	(92,708)	95.00	11/08/19	(15,500)
Sage Therapeutics, Inc, Call	485	(426,729)	200.00	01/17/20	(358,900)
Sage Therapeutics, Inc, Put	485	(567,415)	100.00	01/17/20	(630,500)
ServiceNow Inc, Put	110	(2,966)	215.00	11/15/19	(2,966)
ServiceNow, Inc, Put	110	(18,475)	180.00	11/29/19	(11,770)
ServiceNow, Inc, Put	220	(151,357)	210.00	01/17/20	(74,800)
ServiceNow, Inc, Put	220	(252,555)	230.00	01/17/20	(171,600)
Strategic Education, Inc, Put	160	(101,228)	150.00	11/15/19	(439,200)
Teladoc Health, Inc, Put	315	(23,297)	55.00	11/15/19	(1,260)
Teradata Corp, Call	500	(35,684)	47.50	12/20/19	(8,750)
Teradata Corp, Put	500	(107,708)	30.00	12/20/19	(95,000)
Teradata Corp, Put	1,000	(233,956)	27.50	04/17/20	(177,500)
Tiffany & Co, Call	477	(22,504)	140.00	11/15/19	(7,155)
Tiffany & Co, Put	477	(243,241)	82.50	01/17/20	(15,264)
Twitter, Inc, Put	1,500	(31,499)	25.00	12/20/19	(22,500)
United Parcel Service Inc, Put	400	(9,224)	102.00	11/29/19	(9,224)
Universal Display Corp, Call	160	(50,873)	230.00	12/20/19	(37,280)
Universal Display Corp, Call	160	(78,072)	260.00	03/20/20	(78,072)
Universal Display Corp, Put	320	(65,586)	135.00	11/01/19	(1,600)
Universal Display Corp, Put	160	(115,671)	145.00	11/15/19	(2,880)
Universal Display Corp, Put	320	(495,337)	155.00	03/20/20	(246,400)
WellCare Health Plans, Inc, Put	471	(296,347)	230.00	12/20/19	(10,597)
WellCare Health Plans, Inc, Put	157	(166,096)	240.00	12/20/19	(7,850)
Wright Medical Group NV, Put	2,000	(315,916)	17.50	05/15/20	(320,000)
Xilinx, Inc, Put	240	(45,590)	80.00	11/08/19	(1,920)
Xilinx, Inc, Put	320	(289,911)	90.00	03/20/20	(233,600)
Yandex NV, Put	1,100	(34,099)	25.00	11/15/19	(5,500)
Zendesk, Inc, Put	520	(285,454)	60.00	05/15/20	(228,800)
Zscaler, Inc, Put	600	(380,482)	47.00	01/17/20	(390,000)
Zscaler, Inc, Put	600	(486,434)	50.00	01/17/20	(504,000)
Total	40,223	$(15,106,173)			$(10,965,536)
8

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.7%
131,665	*	Tesla, Inc	$41,463,942
		TOTAL AUTOMOBILES & COMPONENTS	41,463,942

CAPITAL GOODS - 4.4%
714,019		Airbus SE	102,431,908
33,245		Boeing Co	11,300,308
153,563		L3Harris Technologies, Inc	31,681,583
148,484		Northrop Grumman Corp	52,337,641
59,164		Parker-Hannifin Corp	10,856,002
125,419		Roper Industries, Inc	42,261,186
		TOTAL CAPITAL GOODS	250,868,628

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
826,465	*	IHS Markit Ltd	57,869,079
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	57,869,079

CONSUMER DURABLES & APPAREL - 3.9%
279,688		Essilor International S.A.	42,706,761
1,679,065		Nike, Inc (Class B)	150,360,271
347,592		VF Corp	28,603,345
		TOTAL CONSUMER DURABLES & APPAREL	221,670,377

CONSUMER SERVICES - 1.5%
33,185	*	Chipotle Mexican Grill, Inc (Class A)	25,823,240
292,316		McDonald’s Corp	57,498,557
		TOTAL CONSUMER SERVICES	83,321,797

DIVERSIFIED FINANCIALS - 3.2%
812,985		Blackstone Group, Inc	43,218,283
548,527		IntercontinentalExchange Group, Inc	51,737,067
330,869		S&P Global, Inc	85,360,893
		TOTAL DIVERSIFIED FINANCIALS	180,316,243

FOOD & STAPLES RETAILING - 1.0%
472,562		Walmart, Inc	55,412,620
		TOTAL FOOD & STAPLES RETAILING	55,412,620

FOOD, BEVERAGE & TOBACCO - 1.3%
1,013,754		Coca-Cola Co	55,178,630
348,102		Coca-Cola European Partners plc (Class A)	18,626,938
		TOTAL FOOD, BEVERAGE & TOBACCO	73,805,568

HEALTH CARE EQUIPMENT & SERVICES - 6.0%
982,465	*	Alcon, Inc	58,230,701
9

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

674,606		Baxter International, Inc	$51,742,280
306,743	*	Edwards Lifesciences Corp	73,121,396
199,540	*	Intuitive Surgical, Inc	110,335,643
229,644		Stryker Corp	49,665,108
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	343,095,128

MATERIALS - 3.6%
568,721		Corteva, Inc	15,002,860
409,000		Linde plc	81,125,150
195,945		Sherwin-Williams Co	112,143,242
		TOTAL MATERIALS	208,271,252

MEDIA & ENTERTAINMENT - 14.5%
1,011,084		Activision Blizzard, Inc	56,651,036
123,810	*	Alphabet, Inc (Class A)	155,852,028
123,796	*	Alphabet, Inc (Class C)	155,996,578
1,385,759	*	Facebook, Inc	265,580,712
347,303	*	IAC/InterActiveCorp	78,924,607
100,539	*	NetFlix, Inc	28,895,914
661,458		Walt Disney Co	85,936,623
		TOTAL MEDIA & ENTERTAINMENT	827,837,498

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.9%
1,501,752		AstraZeneca plc	146,446,675
1,705,635	*	Avantor, Inc	24,237,073
653,879		Bayer AG.	50,725,426
511,643		Bristol-Myers Squibb Co	29,352,959
253,541		Eli Lilly & Co	28,890,997
235,115	*	Illumina, Inc	69,481,185
112,947	*	IQVIA Holdings, Inc	16,311,806
70,835		Lonza Group AG.	25,531,230
959,170		Merck & Co, Inc	83,121,672
130,340	*	Regeneron Pharmaceuticals, Inc	39,920,535
322,453	*	Vertex Pharmaceuticals, Inc	63,033,112
1,292,004	*,g	Wuxi Biologics Cayman, Inc	15,182,932
235,749		Zoetis, Inc	30,157,012
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	622,392,614

RETAILING - 9.9%
189,723	*	Amazon.com, Inc	337,073,265
19,561	*	Booking Holdings, Inc	40,075,990
655,538		Expedia, Inc	89,585,823
403,665		Home Depot, Inc	94,691,736
45,804		Tiffany & Co	5,703,056
		TOTAL RETAILING	567,129,870

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
604,373	*	Advanced Micro Devices, Inc	20,506,376
434,112		Applied Materials, Inc	23,554,917
221,206		Lam Research Corp	59,955,674
426,902		NVIDIA Corp	85,815,840
10

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

242,034		NXP Semiconductors NV	$27,514,425
820,071		Texas Instruments, Inc	96,760,178
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	314,107,410

SOFTWARE & SERVICES - 27.0%
625,402	*	Adobe, Inc	173,817,978
85,897	*,g	Adyen NV	60,472,790
524,832	*	Akamai Technologies, Inc	45,397,968
447,057		Automatic Data Processing, Inc	72,526,057
421,516		Fidelity National Information Services, Inc	55,538,948
436,338	*	GoDaddy, Inc	28,375,060
425,533		Intuit, Inc	109,574,748
771,040		MasterCard, Inc (Class A)	213,431,582
2,255,983		Microsoft Corp	323,440,283
800,338	*	PayPal Holdings, Inc	83,315,186
1,114,662	*	salesforce.com, Inc	174,433,456
222,280	*	ServiceNow, Inc	54,960,953
40,496	*	Shopify, Inc (Class A)	12,698,331
75		TiVo Corp	610
717,303		Visa, Inc (Class A)	128,296,815
		TOTAL SOFTWARE & SERVICES	1,536,280,765

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
916,256		Apple, Inc	227,927,843
351,279	*	Keysight Technologies, Inc	35,447,564
243,395		Motorola Solutions, Inc	40,481,456
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	303,856,863

		TOTAL COMMON STOCKS	5,687,699,654
		(Cost $3,579,477,576)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.0%

GOVERNMENT AGENCY DEBT - 0.0%
$3,260,000	Federal Home Loan Bank (FHLB)	1.646%	01/22/20	3,247,971
	TOTAL GOVERNMENT AGENCY DEBT			3,247,971

	TOTAL SHORT-TERM INVESTMENTS			3,247,971
	(Cost $3,247,822)
	TOTAL INVESTMENTS - 99.7%			5,690,947,625
	(Cost $3,582,725,398)
	OTHER ASSETS & LIABILITIES, NET - 0.3%			16,631,902
	NET ASSETS - 100.0%			$5,707,579,527

*	Non-income producing
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2019, the aggregate value of these securities was $75,655,722 or 1.3% of net assets.
11

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

BANKS - 16.1%
7,000,000		Bank of America Corp	$218,890,000
2,575,000		Citigroup, Inc	185,039,500
2,225,000		JPMorgan Chase & Co	277,947,000
370,000		PNC Financial Services Group, Inc	54,279,000
1,210,000		US Bancorp	68,994,200
2,000,000		Wells Fargo & Co	103,260,000
		TOTAL BANKS	908,409,700

CAPITAL GOODS - 9.8%
365,000		Allegion plc	42,354,600
525,000		Deere & Co	91,423,500
480,000		Dover Corp	49,867,200
420,000		Eaton Corp	36,586,200
3,000,000		General Electric Co	29,940,000
580,000		Honeywell International, Inc	100,183,400
540,000		Ingersoll-Rand plc	68,520,600
1,300,000		Masco Corp	60,125,000
300,000		Parker-Hannifin Corp	55,047,000
140,000		Stanley Black & Decker, Inc	21,186,200
		TOTAL CAPITAL GOODS	555,233,700

CONSUMER DURABLES & APPAREL - 1.1%
17,500	*	NVR, Inc	63,640,325
		TOTAL CONSUMER DURABLES & APPAREL	63,640,325

CONSUMER SERVICES - 0.8%
220,000		McDonald’s Corp	43,274,000
		TOTAL CONSUMER SERVICES	43,274,000

DIVERSIFIED FINANCIALS - 2.6%
510,000		American Express Co	59,812,800
410,000		Goldman Sachs Group, Inc	87,485,800
		TOTAL DIVERSIFIED FINANCIALS	147,298,600

ENERGY - 7.1%
1,170,000		Chevron Corp	135,883,800
600,000		Diamondback Energy, Inc	51,456,000
865,000		EOG Resources, Inc	59,953,150
1,300,000		Exxon Mobil Corp	87,841,000
700,000		Valero Energy Corp	67,886,000
		TOTAL ENERGY	403,019,950

FOOD & STAPLES RETAILING - 1.5%
725,000		Walmart, Inc	85,013,500
		TOTAL FOOD & STAPLES RETAILING	85,013,500
12

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.5%
1,125,000		Mondelez International, Inc	$59,006,250
1,000,000		Philip Morris International, Inc	81,440,000
		TOTAL FOOD, BEVERAGE & TOBACCO	140,446,250

HEALTH CARE EQUIPMENT & SERVICES - 6.9%
250,000		Abbott Laboratories	20,902,500
215,000		Anthem, Inc	57,852,200
310,000		Cigna Corp	55,322,600
850,000		CVS Health Corp	56,431,500
290,000		HCA Healthcare, Inc	38,726,600
475,000		Medtronic plc	51,727,500
150,000		UnitedHealth Group, Inc	37,905,000
520,000		Zimmer Biomet Holdings, Inc	71,879,600
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	390,747,500

HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
1,200,000		Procter & Gamble Co	149,412,000
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	149,412,000

INSURANCE - 7.4%
1,655,000		American International Group, Inc	87,648,800
557,325	*	Berkshire Hathaway, Inc (Class B)	118,476,148
545,000		Chubb Ltd	83,068,900
875,000		Lincoln National Corp	49,420,000
395,000		Marsh & McLennan Cos, Inc	40,929,900
433,475		Prudential Financial, Inc	39,506,912
		TOTAL INSURANCE	419,050,660

MATERIALS - 3.5%
570,000		Ball Corp	39,882,900
875,000		Corteva, Inc	23,082,500
850,000	*	Crown Holdings, Inc	61,914,000
360,000		DuPont de Nemours, Inc	23,727,600
400,000		PPG Industries, Inc	50,048,000
		TOTAL MATERIALS	198,655,000

MEDIA & ENTERTAINMENT - 4.4%
2,650,000		Comcast Corp (Class A)	118,773,000
1,000,000		Walt Disney Co	129,920,000
		TOTAL MEDIA & ENTERTAINMENT	248,693,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.8%
165,000		Amgen, Inc	35,186,250
800,000		Bristol-Myers Squibb Co	45,896,000
735,000		Gilead Sciences, Inc	46,826,850
115,000	*	Jazz Pharmaceuticals plc	14,447,450
1,265,000		Johnson & Johnson	167,030,600
700,000		Merck & Co, Inc	60,662,000
3,325,000		Pfizer, Inc	127,580,250
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	497,629,400
13

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 2.2%
190,000		AvalonBay Communities, Inc	$41,355,400
250,000		Boston Properties, Inc	34,300,000
565,000		Prologis, Inc	49,584,400
		TOTAL REAL ESTATE	125,239,800

RETAILING - 1.8%
445,000		Home Depot, Inc	104,388,100
		TOTAL RETAILING	104,388,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
325,000		Analog Devices, Inc	34,654,750
1,240,000		Applied Materials, Inc	67,282,400
1,850,000		Intel Corp	104,580,500
890,000	*	Micron Technology, Inc	42,319,500
365,000		NXP Semiconductors NV	41,493,200
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	290,330,350

SOFTWARE & SERVICES - 3.2%
350,000		Accenture plc	64,897,000
520,000		Microsoft Corp	74,552,400
700,000		Oracle Corp	38,143,000
		TOTAL SOFTWARE & SERVICES	177,592,400

TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
1,175,000		Cisco Systems, Inc	55,824,250
660,000		TE Connectivity Ltd	59,070,000
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	114,894,250

TELECOMMUNICATION SERVICES - 3.7%
1,650,000		AT&T, Inc	63,508,500
2,400,000		Verizon Communications, Inc	145,128,000
		TOTAL TELECOMMUNICATION SERVICES	208,636,500

TRANSPORTATION - 1.7%
405,000		CSX Corp	28,459,350
425,000		Union Pacific Corp	70,320,500
		TOTAL TRANSPORTATION	98,779,850

UTILITIES - 4.9%
550,000		American Electric Power Co, Inc	51,914,500
400,000		Entergy Corp	48,592,000
1,325,000		FirstEnergy Corp	64,024,000
325,000		NextEra Energy, Inc	77,460,500
265,000		Sempra Energy	38,295,150
		TOTAL UTILITIES	280,286,150

		TOTAL COMMON STOCKS	5,650,670,985
		(Cost $4,658,587,183)
14

TIAA-CREF FUNDS - Large-Cap Value Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.2%

GOVERNMENT AGENCY DEBT - 0.2%
$11,220,000	Federal Home Loan Bank (FHLB)	1.500%	11/01/19	$11,220,000
	TOTAL GOVERNMENT AGENCY DEBT			11,220,000

	TOTAL SHORT-TERM INVESTMENTS			11,220,000
	(Cost $11,220,000)
	TOTAL INVESTMENTS - 99.9%			5,661,890,985
	(Cost $4,669,807,183)
	OTHER ASSETS & LIABILITIES, NET - 0.1%			4,257,973
	NET ASSETS - 100.0%			$5,666,148,958

*	Non-income producing
15

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUTOMOBILES & COMPONENTS - 0.5%
78,918		Aptiv plc	$7,067,107
		TOTAL AUTOMOBILES & COMPONENTS	7,067,107

BANKS - 0.5%
64,649		First Republic Bank	6,876,068
		TOTAL BANKS	6,876,068

CAPITAL GOODS - 10.7%
206,898		Ametek, Inc	18,962,202
145,181	*	Axon Enterprise, Inc	7,423,104
195,961	n	Fortive Corp	13,521,309
156,912		Ingersoll-Rand plc	19,910,564
190,396		ITT, Inc	11,319,042
110,925		L3Harris Technologies, Inc	22,884,937
165,306		Masco Corp	7,645,402
58,328		Rockwell Automation, Inc	10,031,833
44,126		TransDigm Group, Inc	23,222,631
34,433		W.W. Grainger, Inc	10,634,288
		TOTAL CAPITAL GOODS	145,555,312

COMMERCIAL & PROFESSIONAL SERVICES - 4.9%
72,500		Cintas Corp	19,478,575
26,731	*,n	CoStar Group, Inc	14,689,219
120,065	*	IHS Markit Ltd	8,406,951
86,646		Verisk Analytics, Inc	12,537,676
126,664		Waste Connections, Inc	11,703,754
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	66,816,175

CONSUMER DURABLES & APPAREL - 2.3%
172,316		DR Horton, Inc	9,024,189
53,398		Hasbro, Inc	5,196,159
84,973	*,n	Lululemon Athletica, Inc	17,357,435
		TOTAL CONSUMER DURABLES & APPAREL	31,577,783

CONSUMER SERVICES - 3.4%
21,309	*,n	Chipotle Mexican Grill, Inc (Class A)	16,581,812
144,566		Hilton Worldwide Holdings, Inc	14,017,119
172,308	*	Planet Fitness, Inc	10,969,127
68,898		Restaurant Brands International, Inc	4,508,685
		TOTAL CONSUMER SERVICES	46,076,743

DIVERSIFIED FINANCIALS - 4.3%
233,164		Apollo Global Management, Inc	9,597,030
273,782	n	iShares Russell Midcap Growth Index Fund	39,419,133
16

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

183,701		Voya Financial, Inc	$9,912,506
		TOTAL DIVERSIFIED FINANCIALS	58,928,669

ENERGY - 0.7%
54,928		Diamondback Energy, Inc	4,710,625
333,960		Parsley Energy, Inc	5,279,908
		TOTAL ENERGY	9,990,533

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
50,435	*	Align Technology, Inc	12,724,246
159,968		Cerner Corp	10,737,052
75,000	*	DexCom, Inc	11,568,000
64,103	*	Guardant Health, Inc	4,455,159
57,340	*	Haemonetics Corp	6,922,658
80,798	*	Insulet Corp	11,741,566
103,993	*	iRhythm Technologies, Inc	6,948,812
24,515		Teleflex, Inc	8,516,756
43,840	*	Veeva Systems, Inc	6,217,827
31,736	*	WellCare Health Plans, Inc	9,412,898
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	89,244,974

HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
145,818		Church & Dwight Co, Inc	10,198,511
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	10,198,511

MATERIALS - 3.2%
188,318		Ball Corp	13,176,610
130,000	*	Berry Global Group, Inc	5,396,300
121,840	*	Crown Holdings, Inc	8,874,826
113,136		Vulcan Materials Co	16,163,740
		TOTAL MATERIALS	43,611,476

MEDIA & ENTERTAINMENT - 5.1%
188,240	*	Altice USA, Inc	5,826,028
338,583		CBS Corp (Class B)	12,202,531
72,462	*	IAC/InterActiveCorp	16,466,990
88,543	e	Match Group, Inc	6,462,754
538,067	*	Twitter, Inc	16,125,868
2,105,272	*,n	Zynga, Inc	12,989,528
		TOTAL MEDIA & ENTERTAINMENT	70,073,699

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.1%
571,428	*	Avantor, Inc	8,119,992
153,391	*	Biohaven Pharmaceutical Holding Co Ltd	7,043,715
90,175	*	BioMarin Pharmaceutical, Inc	6,601,712
655,296	*	Coherus Biosciences, Inc	11,382,491
172,756	*	Exact Sciences Corp	15,029,772
81,101	*,e	GW Pharmaceuticals plc (ADR)	10,852,936
400,000	*	Horizon Pharma plc	11,564,000
88,035	*	Incyte Corp	7,387,897
93,349	*	IQVIA Holdings, Inc	13,481,463
83,428	*	Jazz Pharmaceuticals plc	10,481,060
125,106	*	Neurocrine Biosciences, Inc	12,446,796
17

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

68,844	*	Sage Therapeutics, Inc	$9,338,688
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	123,730,522

REAL ESTATE - 2.9%
382,834		Americold Realty Trust	15,347,815
300,676	*	CBRE Group, Inc	16,101,200
35,655		SBA Communications Corp	8,580,376
		TOTAL REAL ESTATE	40,029,391

RETAILING - 9.5%
16,241	*	AutoZone, Inc	18,585,876
39,558	*	Burlington Stores, Inc	7,601,861
112,568		Dollar General Corp	18,049,153
57,822	*	Dollar Tree, Inc	6,383,548
175,955	*	Etsy, Inc	7,828,238
83,847		Expedia, Inc	11,458,531
549,445	*	Farfetch Ltd	4,906,544
117,247	*	Five Below, Inc	14,668,772
55,918	*	O’Reilly Automotive, Inc	24,352,848
169,001	n	Tractor Supply Co	16,058,475
		TOTAL RETAILING	129,893,846

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
824,043	*,n	Advanced Micro Devices, Inc	27,959,779
225,487	*	Cree, Inc	10,762,495
73,036		Kla-Tencor Corp	12,346,005
65,700		Lam Research Corp	17,807,328
322,286		Marvell Technology Group Ltd	7,860,556
140,952	e	Microchip Technology, Inc	13,290,364
127,360		Xilinx, Inc	11,556,646
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	101,583,173

SOFTWARE & SERVICES - 19.9%
73,571	*	Akamai Technologies, Inc	6,363,891
54,000	*,e	Alteryx, Inc	4,941,000
179,441	*,n	Anaplan, Inc	8,469,615
81,023	*,e	Datadog, Inc	2,721,563
70,319	*	EPAM Systems, Inc	12,373,331
69,854	*	Euronet Worldwide, Inc	9,784,450
107,461	*	Everbridge, Inc	7,469,614
265,913	*	Fiserv, Inc	28,224,006
69,940	*	FleetCor Technologies, Inc	20,577,747
304,000	*,e	GDS Holdings Ltd (ADR)	12,670,720
134,796		Global Payments, Inc	22,804,787
138,601	*	GoDaddy, Inc	9,013,223
59,416	*	HubSpot, Inc	9,215,422
192,113	*	LiveRamp Holdings, Inc	7,509,697
212,992	*	Medallia, Inc	6,193,807
83,150	*,n	Okta, Inc	9,069,171
390,325	*,e	Pluralsight, Inc	7,057,076
81,603	*	Proofpoint, Inc	9,414,538
148,423	*	RealPage, Inc	8,987,013
18

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY			VALUE

74,884	*	RingCentral, Inc			$12,095,264
194,380	*	Smartsheet, Inc			7,658,572
117,755	*	Splunk, Inc			14,125,890
97,058	*	Synopsys, Inc			13,175,623
16,934	*	Trade Desk, Inc			3,400,347
136,935	*,e,n	Twilio, Inc			13,222,443
71,857	*	Zscaler, Inc			3,160,271
		TOTAL SOFTWARE & SERVICES			269,699,081

TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
111,317		Amphenol Corp (Class A)			11,168,434
70,347		CDW Corp			8,998,085
241,301	*	Ciena Corp			8,957,093
196,218	*	Keysight Technologies, Inc			19,800,358
225,286	*	Lumentum Holdings, Inc			14,116,421
55,802		Motorola Solutions, Inc			9,280,989
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			72,321,380

TRANSPORTATION - 0.8%
144,263	*	Kirby Corp			11,419,859
		TOTAL TRANSPORTATION			11,419,859

		TOTAL COMMON STOCKS			1,334,694,302
		(Cost $1,105,652,940)

PURCHASED OPTIONS - 0.1%

MEDIA & ENTERTAINMENT - 0.0%
100,400		Zynga, Inc			3,012
		TOTAL MEDIA & ENTERTAINMENT			3,012

RETAILING - 0.0%
115,000		Tractor Supply Co			16,100
		TOTAL RETAILING			16,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
340,600		Advanced Micro Devices, Inc			27,248
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			27,248

SOFTWARE & SERVICES - 0.1%
179,000		Anaplan, Inc			590,700
83,100		Okta, Inc			1,113,540
		TOTAL SOFTWARE & SERVICES			1,704,240

		TOTAL PURCHASED OPTIONS			1,750,600
		(Cost $2,740,796)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 5.5%

GOVERNMENT AGENCY DEBT - 3.1%
$38,350,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	38,350,000
4,000,000		FHLB	1.701	11/08/19	3,998,693
		TOTAL GOVERNMENT AGENCY DEBT			42,348,693
19

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.4%
32,613,068	c	State Street Navigator Securities Lending Government Money Market Portfolio	$32,613,068
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	32,613,068

		TOTAL SHORT-TERM INVESTMENTS	74,961,761
		(Cost $74,961,746)
		TOTAL INVESTMENTS - 103.5%	1,411,406,663
		(Cost $1,183,355,482)
		OTHER ASSETS & LIABILITIES, NET - (3.5)%	(48,110,785)
		NET ASSETS - 100.0%	$1,363,295,878

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $39,991,575.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Put	3,406	$746,044	$29.00	11/15/19	$27,248
Anaplan, Inc, Put	1,790	812,604	44.00	12/20/19	590,700
Okta, Inc, Put	831	964,999	115.00	01/17/20	1,113,540
Tractor Supply Co, Put	1,150	197,281	90.00	11/01/19	16,100
Zynga, Inc, Put	1,004	19,868	6.00	11/01/19	3,012
Total	8,181	$2,740,796			$1,750,600

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Call	3,406	$(384,740)	$33.00	11/15/19	$(544,960)
Advanced Micro Devices, Inc, Put	3,406	(333,651)	26.00	11/15/19	(10,218)
Anaplan, Inc, Call	1,790	(357,046)	52.50	12/20/19	(513,730)
Anaplan, Inc, Put	1,790	(349,689)	38.00	12/20/19	(277,450)
Chipotle Mexican Grill, Inc, Call	90	(208,612)	860.00	11/15/19	(10,800)
Fortive Corp, Call	1,959	(39,867)	80.00	11/15/19	(35,262)
Lululemon Athletica, Inc, Call	500	(285,994)	220.00	12/20/19	(260,500)
Lululemon Athletica, Inc, Put	500	(201,496)	150.00	12/20/19	(20,000)
Okta, Inc, Call	831	(480,516)	135.00	01/17/20	(199,440)
Okta, Inc, Put	831	(355,868)	95.00	01/17/20	(371,457)
Square, Inc, Put	750	(82,498)	50.00	11/15/19	(17,250)
Tractor Supply Co, Call	1,150	(26,681)	105.00	11/01/19	(27,600)
Tractor Supply Co, Put	1,150	(17,481)	80.00	11/01/19	(17,250)
Twilio, Inc, Call	1,000	(223,567)	120.00	11/15/19	(10,000)
Zynga, Inc, Call	1,004	(3,977)	7.00	11/01/19	(1,004)
Zynga, Inc, Put	1,004	(2,722)	5.50	11/01/19	(1,004)
Total	21,161	$(3,354,405)			$(2,317,925)
20

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.6%
90,182		Aptiv plc	$8,075,798
833,465		Delphi Technologies plc	10,176,608
		TOTAL AUTOMOBILES & COMPONENTS	18,252,406

BANKS - 6.9%
119,405		CIT Group, Inc	5,121,280
1,022,373		Citizens Financial Group, Inc	35,946,635
217,940		Comerica, Inc	14,257,635
399,685		East West Bancorp, Inc	17,154,480
202,718		Fifth Third Bancorp	5,895,039
129,416		First Republic Bank	13,764,686
430,100		Hilltop Holdings, Inc	10,047,136
1,356,768		Huntington Bancshares, Inc	19,171,132
503,311		Keycorp	9,044,499
128,130		M&T Bank Corp	20,056,189
947,215		Regions Financial Corp	15,250,161
253,047		Synovus Financial Corp	8,570,702
158,050		TCF Financial Corp	6,257,200
304,022		Zions Bancorporation	14,735,946
		TOTAL BANKS	195,272,720

CAPITAL GOODS - 8.0%
892,543		Arconic, Inc	24,518,156
1,014,514		CNH Industrial NV	11,068,348
351,218		Crane Co	26,875,201
189,139		Cummins, Inc	32,622,695
400,991	*	Evoqua Water Technologies Corp	6,965,214
96,635		Ingersoll-Rand plc	12,262,015
101,718		L3Harris Technologies, Inc	20,985,441
192,535		Masco Corp	8,904,744
508,644	*	Parsons Corp	18,107,726
181,030	*	SPX FLOW, Inc	8,197,038
51,426		Stanley Black & Decker, Inc	7,782,297
592,759		Terex Corp	16,330,510
735,382		Triumph Group, Inc	15,273,884
895,732	*	Welbilt, Inc	16,983,079
		TOTAL CAPITAL GOODS	226,876,348

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
119,588	*	Cimpress NV	15,799,967
386,565		Nielsen NV	7,793,150
200,990	*,e	Stericycle, Inc	11,577,024
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	35,170,141
21

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 3.9%
568,918	*	Capri Holdings Ltd	$17,676,282
622,192		Hanesbrands, Inc	9,463,540
341,851		Lennar Corp (Class A)	20,374,320
178,319	*	Mohawk Industries, Inc	25,567,378
1,456,803		Newell Rubbermaid, Inc	27,635,553
107,901	*	Tempur Sealy International, Inc	9,813,596
		TOTAL CONSUMER DURABLES & APPAREL	110,530,669

CONSUMER SERVICES - 3.0%
132,955		ARAMARK Holdings Corp	5,818,111
1,003,439	*	Penn National Gaming, Inc	21,388,302
546,184		Red Rock Resorts, Inc	11,895,887
144,075		Royal Caribbean Cruises Ltd	15,679,682
99,943		Wyndham Destinations, Inc	4,638,355
175,198		Wyndham Hotels & Resorts, Inc	9,455,436
120,626		Wynn Resorts Ltd	14,636,759
		TOTAL CONSUMER SERVICES	83,512,532

DIVERSIFIED FINANCIALS - 6.9%
275,413		Ameriprise Financial, Inc	41,557,068
354,092		Apollo Global Management, Inc	14,574,427
371,851		AXA Equitable Holdings, Inc	8,031,981
158,716		Blackstone Mortgage Trust, Inc	5,761,391
274,830		E*TRADE Financial Corp	11,485,146
503,954		MFA Mortgage Investments, Inc	3,825,011
210,705		Northern Trust Corp	21,003,074
314,579		Raymond James Financial, Inc	26,264,201
267,645		Sculptor Capital Management, Inc	4,809,580
356,095		State Street Corp	23,527,197
287,603		Synchrony Financial	10,172,518
460,920		Voya Financial, Inc	24,871,243
		TOTAL DIVERSIFIED FINANCIALS	195,882,837

ENERGY - 5.8%
90,483	e	Arch Coal, Inc	7,138,204
924,266		Baker Hughes a GE Co	19,779,293
36,047		Cimarex Energy Co	1,521,904
360,590		Concho Resources, Inc	24,347,037
79,326		EQT Corp	851,961
63,489		Equitrans Midstream Corp	883,767
1,061,299		Marathon Oil Corp	12,236,778
952,788	*,e	Matador Resources Co	13,253,281
1,249,690		Parsley Energy, Inc	19,757,599
350,877		Patterson-UTI Energy, Inc	2,919,297
442,440		Targa Resources Investments, Inc	17,202,067
1,117,895	*	Transocean Ltd	5,310,001
965,549		Williams Cos, Inc	21,541,398
1,728,736	*	WPX Energy, Inc	17,252,785
		TOTAL ENERGY	163,995,372

FOOD, BEVERAGE & TOBACCO - 3.9%
671,482		Bunge Ltd	36,260,028
22

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

522,110		ConAgra Brands, Inc	$14,123,076
1,180,298		Cott Corp	15,166,829
713,375	*,e	Hain Celestial Group, Inc	16,864,185
213,324		Kellogg Co	13,552,474
51,749		Molson Coors Brewing Co (Class B)	2,728,207
135,310		Tyson Foods, Inc (Class A)	11,202,315
		TOTAL FOOD, BEVERAGE & TOBACCO	109,897,114

HEALTH CARE EQUIPMENT & SERVICES - 5.1%
122,215		Cardinal Health, Inc	6,043,532
234,107	*	Envista Holdings Corp	6,866,358
304,905	*	Hologic, Inc	14,729,960
160,840	*	Laboratory Corp of America Holdings	26,501,607
221,017		McKesson Corp	29,395,261
113,595	*	Molina Healthcare, Inc	13,363,316
340,469		Zimmer Biomet Holdings, Inc	47,063,030
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	143,963,064

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
428,658	e	Energizer Holdings, Inc	18,213,678
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	18,213,678

INSURANCE - 5.9%
13,972	*	Alleghany Corp	10,874,268
178,923	*	Arch Capital Group Ltd	7,471,824
236,686		Argo Group International Holdings Ltd	14,643,763
258,685	*	Athene Holding Ltd	11,213,995
394,589		Axis Capital Holdings Ltd	23,450,424
1,004,547	*	BRP Group, Inc	16,273,661
46,953		Everest Re Group Ltd	12,071,147
762,841		Hartford Financial Services Group, Inc	43,542,965
337,561		Lincoln National Corp	19,065,445
125,813		Principal Financial Group	6,715,898
		TOTAL INSURANCE	165,323,390

MATERIALS - 7.5%
190,359		Ashland Global Holdings, Inc	14,728,076
618,635	*	Axalta Coating Systems Ltd	18,243,546
410,558	*	Berry Global Group, Inc	17,042,263
232		CF Industries Holdings, Inc	10,521
307,974		Corteva, Inc	8,124,354
704,653		First Quantum Minerals Ltd	5,954,588
1,598,009		Freeport-McMoRan, Inc (Class B)	15,692,448
780,675		Louisiana-Pacific Corp	22,819,130
826,953		Mosaic Co	16,439,826
528,790		Newmont Goldcorp Corp	21,008,827
133,396		Nutrien Ltd	6,374,995
789,551		Olin Corp	14,480,365
733,318		Tronox Holdings plc	6,225,870
289,845		Westlake Chemical Corp	18,315,305
47,562		WestRock Co	1,777,392
388,771		WR Grace and Co	25,833,833
		TOTAL MATERIALS	213,071,339
23

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 3.1%
184,188		Activision Blizzard, Inc	$10,320,054
474,275	*	Altice USA, Inc	14,678,811
1,974,400	*	Conyers Park II Acquisition Corp	21,175,440
779,141	*	DISH Network Corp (Class A)	26,786,868
36,224	*	IAC/InterActiveCorp	8,231,904
205,815		Viacom, Inc (Class B)	4,437,371
		TOTAL MEDIA & ENTERTAINMENT	85,630,448

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.0%
377,443	*	Exelixis, Inc	5,831,494
127,288	*	Jazz Pharmaceuticals plc	15,991,192
541,860	*	Mylan NV	10,376,619
108,099	*	PerkinElmer, Inc	9,292,190
170,644	*	Prestige Consumer Healthcare, Inc.	6,051,036
217,693	*	QIAGEN NV	6,489,428
384,220	*	Teva Pharmaceutical Industries Ltd (ADR)	3,131,393
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	57,163,352

REAL ESTATE - 12.1%
193,932		American Assets Trust, Inc	9,494,911
199,830		American Campus Communities, Inc	9,987,503
153,078		AvalonBay Communities, Inc	33,318,958
161,902		Boston Properties, Inc	22,212,954
135,509		Camden Property Trust	15,498,164
254,806		CyrusOne, Inc	18,162,572
309,345		Equity Commonwealth	9,954,722
175,362		Gaming and Leisure Properties, Inc	7,077,610
465,953	*	Healthpeak Properties Inc	17,529,152
743,728		Host Hotels and Resorts, Inc	12,189,702
252,065		Kennedy-Wilson Holdings, Inc	5,800,016
202,046		Kimco Realty Corp	4,356,112
226,486		MGM Growth Properties LLC	7,068,628
149,190		Mid-America Apartment Communities, Inc	20,735,918
429,799		Monmouth Real Estate Investment Corp (Class A)	6,481,369
287,046		Park Hotels & Resorts, Inc	6,673,819
327,787		QTS Realty Trust, Inc	17,566,105
245,951		Rexford Industrial Realty, Inc	11,827,784
101,138		SL Green Realty Corp	8,455,137
179,969		Ventas, Inc	11,715,982
1,510,036		VEREIT, Inc	14,858,754
325,482		Weingarten Realty Investors	10,327,544
318,572		Welltower, Inc	28,891,295
1,078,178		Weyerhaeuser Co	31,493,579
		TOTAL REAL ESTATE	341,678,290

RETAILING - 2.6%
98,087	*	Dollar Tree, Inc	10,828,805
330,908		eBay, Inc	11,664,507
103,613		Expedia, Inc	14,159,752
917,785	*	Groupon, Inc	2,551,442
24

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

447,741		L Brands, Inc	$7,629,507
762,429	*	LKQ Corp	25,914,962
		TOTAL RETAILING	72,748,975

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
83,766	*	Advanced Micro Devices, Inc	2,842,180
423,797	*	Cree, Inc	20,227,831
311,694	*	First Solar, Inc	16,142,632
259,344		NXP Semiconductors NV	29,482,226
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	68,694,869

SOFTWARE & SERVICES - 2.4%
248,897		DXC Technology Co	6,886,980
105,652	*	Proofpoint, Inc	12,189,071
191,761	*	PTC, Inc	12,830,729
333,944	*	Teradata Corp	9,994,944
723,141		Western Union Co	18,121,913
191,809	*,e	Zscaler, Inc	8,435,760
		TOTAL SOFTWARE & SERVICES	68,459,397

TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
314,516	*	Ciena Corp	11,674,834
660,677	*	CommScope Holding Co, Inc	7,399,582
400,114		Corning, Inc	11,855,378
616,080	*	Extreme Networks, Inc	3,967,555
380,219		Juniper Networks, Inc	9,437,036
226,107	*	Lumentum Holdings, Inc	14,167,865
596,494		Western Digital Corp	30,808,915
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	89,311,165

TELECOMMUNICATION SERVICES - 0.8%
538,443		CenturyLink, Inc	6,967,452
632,329		Telephone & Data Systems, Inc	16,497,464
		TOTAL TELECOMMUNICATION SERVICES	23,464,916

TRANSPORTATION - 2.3%
162,101		Alaska Air Group, Inc	11,254,673
306,168		American Airlines Group, Inc	9,203,410
64,730		Kansas City Southern Industries, Inc	9,112,689
209,436	*	Kirby Corp	16,578,954
502,424	e	Knight-Swift Transportation Holdings, Inc	18,318,379
		TOTAL TRANSPORTATION	64,468,105

UTILITIES - 9.5%
542,214		Alliant Energy Corp	28,921,695
78,784		Ameren Corp	6,121,517
232,163		DTE Energy Co	29,558,993
95,933		Duke Energy Corp	9,042,644
193,533		Edison International	12,173,226
220,200		Entergy Corp	26,749,896
85,330		Evergy, Inc	5,453,440
1,015,309		FirstEnergy Corp	49,059,731
236,863		OGE Energy Corp	10,199,321
25

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES	COMPANY	VALUE

178,900	PPL Corp	$5,991,361
369,810	Public Service Enterprise Group, Inc	23,412,671
208,571	Sempra Energy	30,140,595
99,909	Southwest Gas Corp	8,722,056
390,771	Vistra Energy Corp	10,562,540
210,288	Xcel Energy, Inc	13,355,391
	TOTAL UTILITIES	269,465,077

	TOTAL COMMON STOCKS	2,821,046,204
	(Cost $2,414,363,162)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 0.2%
$5,900,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	5,900,000
		TOTAL GOVERNMENT AGENCY DEBT			5,900,000

TREASURY DEBT - 0.1%
2,400,000		United States Treasury Bill	1.679	11/19/19	2,398,154
		TOTAL TREASURY DEBT			2,398,154

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.3%
35,833,353	c	State Street Navigator Securities Lending Government Money Market Portfolio			35,833,353
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			35,833,353

		TOTAL SHORT-TERM INVESTMENTS			44,131,507
		(Cost $44,131,340)
		TOTAL INVESTMENTS - 101.3%			2,865,177,711
		(Cost $2,458,494,502)
		OTHER ASSETS & LIABILITIES, NET - (1.3)%			(36,453,083)
		NET ASSETS - 100.0%			$2,828,724,628

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $35,893,071.
26

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

TIAA-CREF FUNDS

QUANT LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

BANKS - 0.7%
123,668		CIT Group, Inc	$5,304,120
64,934		Signature Bank	7,682,991
159,497		Western Alliance Bancorp	7,867,987
		TOTAL BANKS	20,855,098

CAPITAL GOODS - 7.5%
16,169		3M Co	2,667,723
198,653		Allison Transmission Holdings, Inc	8,663,257
71,554		Boeing Co	24,321,920
65,277		Carlisle Cos, Inc	9,939,729
101,580		Fortune Brands Home & Security, Inc	6,099,879
32,647		General Dynamics Corp	5,771,990
30,167		HEICO Corp (Class A)	2,874,010
70,332		Hexcel Corp	5,248,174
102,512		Honeywell International, Inc	17,706,898
63,673		Hubbell, Inc	9,022,464
30,828		Illinois Tool Works, Inc	5,196,984
78,721		L3Harris Technologies, Inc	16,240,929
79,300		Lockheed Martin Corp	29,870,724
64,198		Northrop Grumman Corp	22,628,511
34,387		Raytheon Co	7,297,265
164,367		Spirit Aerosystems Holdings, Inc (Class A)	13,448,508
29,475		TransDigm Group, Inc	15,512,103
94,462	*	United Rentals, Inc	12,617,290
4,686		W.W. Grainger, Inc	1,447,224
		TOTAL CAPITAL GOODS	216,575,582

COMMERCIAL & PROFESSIONAL SERVICES - 1.4%
48,010		Cintas Corp	12,898,847
74,810		Republic Services, Inc	6,546,623
54,315		TransUnion	4,487,505
1,378		Verisk Analytics, Inc	199,397
147,624		Waste Management, Inc	16,564,889
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	40,697,261

CONSUMER DURABLES & APPAREL - 1.0%
18,451		Hanesbrands, Inc	280,640
131,828		Nike, Inc (Class B)	11,805,197
96,849		Polaris Industries, Inc	9,554,154
160,590	*	Skechers U.S.A., Inc (Class A)	6,001,248
		TOTAL CONSUMER DURABLES & APPAREL	27,641,239

CONSUMER SERVICES - 1.8%
57,712		Darden Restaurants, Inc	6,479,326
27

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

34,469		Dunkin Brands Group, Inc	$2,709,953
8,852		Hilton Worldwide Holdings, Inc	858,290
346,091		Starbucks Corp	29,265,455
13,113		Vail Resorts, Inc	3,047,068
239,224		Yum China Holdings, Inc	10,167,020
		TOTAL CONSUMER SERVICES	52,527,112

DIVERSIFIED FINANCIALS - 4.3%
35,841		American Express Co	4,203,432
33,725		Ameriprise Financial, Inc	5,088,765
68,407		CBOE Global Markets, Inc	7,877,066
14,976		Charles Schwab Corp	609,673
20,676	*	Credit Acceptance Corp	9,052,160
144,882		Discover Financial Services	11,628,229
142,000		iShares Russell 1000 Growth Index Fund	23,307,880
125,431		LPL Financial Holdings, Inc	10,139,842
9,101		Moody’s Corp	2,008,500
58,620		MSCI, Inc (Class A)	13,749,907
29,285		S&P Global, Inc	7,555,237
297,648		Synchrony Financial	10,527,810
44,443		T Rowe Price Group, Inc	5,146,499
263,665		TD Ameritrade Holding Corp	10,119,463
38,983		Voya Financial, Inc	2,103,523
		TOTAL DIVERSIFIED FINANCIALS	123,117,986

FOOD & STAPLES RETAILING - 1.7%
48,867		Casey’s General Stores, Inc	8,346,972
68,899		Costco Wholesale Corp	20,470,582
121,373	*	Sprouts Farmers Market, Inc	2,355,850
238,717		SYSCO Corp	19,066,327
		TOTAL FOOD & STAPLES RETAILING	50,239,731

FOOD, BEVERAGE & TOBACCO - 2.8%
58,210		Campbell Soup Co	2,695,705
348,441		Coca-Cola Co	18,965,644
89,444		Hershey Co	13,136,641
138,872		Kellogg Co	8,822,538
61,125		McCormick & Co, Inc	9,822,176
199,944		PepsiCo, Inc	27,426,318
		TOTAL FOOD, BEVERAGE & TOBACCO	80,869,022

HEALTH CARE EQUIPMENT & SERVICES - 4.5%
44,290		Abbott Laboratories	3,703,087
122,938		AmerisourceBergen Corp	10,496,446
66,104	*	Boston Scientific Corp	2,756,537
1,277	*	Edwards Lifesciences Corp	304,411
31,586		Encompass Health Corp	2,022,136
103,659		HCA Healthcare, Inc	13,842,623
27,481		Hill-Rom Holdings, Inc	2,876,986
59,653	*	Hologic, Inc	2,881,836
5,948	*	Intuitive Surgical, Inc	3,288,947
9,844	*	Laboratory Corp of America Holdings	1,621,996
17,753		STERIS plc	2,513,292
28

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

46,602		Stryker Corp	$10,078,614
224,226		UnitedHealth Group, Inc	56,661,910
77,120	*	Veeva Systems, Inc	10,937,930
24,387		West Pharmaceutical Services, Inc	3,507,826
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	127,494,577

HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
12,916		Estee Lauder Cos (Class A)	2,405,863
54,374	*	Herbalife Ltd	2,428,887
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	4,834,750

INSURANCE - 0.9%
16,084		Aon plc	3,106,786
257,153	*	Arch Capital Group Ltd	10,738,709
15,736		Everest Re Group Ltd	4,045,568
32,931		Marsh & McLennan Cos, Inc	3,412,310
16,688		RenaissanceRe Holdings Ltd	3,123,660
		TOTAL INSURANCE	24,427,033

MATERIALS - 0.9%
182,534		CF Industries Holdings, Inc	8,277,917
74,375		Ecolab, Inc	14,285,206
28,634		Scotts Miracle-Gro Co (Class A)	2,874,567
42,498		Sealed Air Corp	1,775,142
		TOTAL MATERIALS	27,212,832

MEDIA & ENTERTAINMENT - 11.1%
57,735	*	Alphabet, Inc (Class A)	72,676,818
58,637	*	Alphabet, Inc (Class C)	73,889,070
253,572	*	Altice USA, Inc	7,848,053
31,609	*	AMC Networks, Inc	1,376,572
519,815		Comcast Corp (Class A)	23,298,108
422,036	*	Facebook, Inc	80,883,200
425,148		Interpublic Group of Cos, Inc	9,246,969
52,694	*	NetFlix, Inc	15,144,783
147,263		Omnicom Group, Inc	11,367,231
85,337	*	Take-Two Interactive Software, Inc	10,270,308
489,726	*	Twitter, Inc	14,677,088
		TOTAL MEDIA & ENTERTAINMENT	320,678,200

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
235,067		AbbVie, Inc	18,699,580
117,758	*	Alexion Pharmaceuticals, Inc	12,411,693
131,558		Amgen, Inc	28,054,744
30,646		Bristol-Myers Squibb Co	1,758,161
11,226		Bruker BioSciences Corp	499,557
139,374	*	Celgene Corp	15,056,573
120,168		Eli Lilly & Co	13,693,143
91,476	*	Exelixis, Inc	1,413,304
277,825	*	Horizon Pharma plc	8,031,921
92,186	*	IQVIA Holdings, Inc	13,313,502
27,784	*	Jazz Pharmaceuticals plc	3,490,504
29

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

38,023		Johnson & Johnson	$5,020,557
622,523		Merck & Co, Inc	53,947,843
83,322	*	PRA Health Sciences, Inc	8,141,393
72,796		Thermo Fisher Scientific, Inc	21,982,936
26,235	*	Vertex Pharmaceuticals, Inc	5,128,418
183,599		Zoetis, Inc	23,485,984
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	234,129,813

REAL ESTATE - 1.9%
66,409		American Tower Corp	14,482,474
57,216	*	CBRE Group, Inc	3,063,917
49,459		Crown Castle International Corp	6,864,415
8,510		Equinix, Inc	4,823,298
32,461		Extra Space Storage, Inc	3,644,396
33,676		Lamar Advertising Co	2,694,417
5,104		Public Storage, Inc	1,137,477
113,107		Simon Property Group, Inc	17,042,963
		TOTAL REAL ESTATE	53,753,357

RETAILING - 9.3%
84,560	*	Amazon.com, Inc	150,234,370
1,952	*	AutoZone, Inc	2,233,830
119,432		Best Buy Co, Inc	8,578,800
6,197	*	Booking Holdings, Inc	12,696,228
20,494		Dollar General Corp	3,286,008
84,530		eBay, Inc	2,979,682
89,676		Expedia, Inc	12,255,122
103,296		Home Depot, Inc	24,231,176
223,550		L Brands, Inc	3,809,292
119,296		Lowe’s Companies, Inc	13,314,627
4,631	*	O’Reilly Automotive, Inc	2,016,847
157,260		Ross Stores, Inc	17,246,704
79,509		Target Corp	8,500,307
80,411		TJX Companies, Inc	4,635,694
24,028	e	Williams-Sonoma, Inc	1,604,830
		TOTAL RETAILING	267,623,517

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
103,907		Analog Devices, Inc	11,079,603
115,599		Broadcom, Inc	33,853,167
2,939		Kla-Tencor Corp	496,809
65,549		Lam Research Corp	17,766,401
88,161		NVIDIA Corp	17,722,124
172,565		QUALCOMM, Inc	13,881,129
151,178		Teradyne, Inc	9,255,117
231,372		Texas Instruments, Inc	27,299,582
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	131,353,932

SOFTWARE & SERVICES - 23.6%
154,360		Accenture plc	28,621,431
58,811	*	Adobe, Inc	16,345,341
63,078	*	Akamai Technologies, Inc	5,456,247
149,260		Automatic Data Processing, Inc	24,214,450
30

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

167,356		Booz Allen Hamilton Holding Co	$11,776,842
76,672	*	Cadence Design Systems, Inc	5,010,515
10,955		CDK Global, Inc	553,666
301,407	*	Dropbox, Inc	5,973,887
3,902	*	EPAM Systems, Inc	686,596
75,150	*	Euronet Worldwide, Inc	10,526,260
12,771	*	Fair Isaac Corp	3,882,895
152,602		Fidelity National Information Services, Inc	20,106,840
36,485	*	First American Corp	1,477,278
211,713	*	Fiserv, Inc	22,471,218
149,774	*	Fortinet, Inc	12,215,567
48,239	*	Gartner, Inc	7,432,665
208,486		Genpact Ltd	8,166,397
28,057		Global Payments, Inc	4,746,683
16,935	*	HubSpot, Inc	2,626,618
143,184		International Business Machines Corp	19,147,996
32,213		Intuit, Inc	8,294,847
161,046		MasterCard, Inc (Class A)	44,579,143
1,570,607		Microsoft Corp	225,177,926
257,085		Oracle Corp	14,008,562
27,975	*	Paycom Software, Inc	5,917,552
41,016	*	Paylocity Holding Corp	4,208,242
327,389	*	PayPal Holdings, Inc	34,081,195
14,854	*	Proofpoint, Inc	1,713,706
129,427	*	salesforce.com, Inc	20,254,031
78,757	*	ServiceNow, Inc	19,473,456
136,454	*	Square, Inc	8,382,369
39,858	*	Synopsys, Inc	5,410,723
67,043	*	VeriSign, Inc	12,739,511
319,203		Visa, Inc (Class A)	57,092,649
25,429	*	WEX, Inc	4,810,658
		TOTAL SOFTWARE & SERVICES	677,583,962

TECHNOLOGY HARDWARE & EQUIPMENT - 11.3%
7,139		Amphenol Corp (Class A)	716,256
895,122		Apple, Inc	222,670,549
109,936		CDW Corp	14,061,914
1,066,439		Cisco Systems, Inc	50,666,517
94,951	*	Dell Technologies, Inc	5,021,958
679	*	F5 Networks, Inc	97,830
104,108		Jabil Circuit, Inc	3,833,256
87,103	*	Keysight Technologies, Inc	8,789,564
83,904		Motorola Solutions, Inc	13,954,913
79,860	*	NCR Corp	2,332,711
22,127	e	Ubiquiti, Inc	2,801,057
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	324,946,525

TELECOMMUNICATION SERVICES - 0.3%
96,930	*	T-Mobile US, Inc	8,012,234
		TOTAL TELECOMMUNICATION SERVICES	8,012,234
31

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY			VALUE

TRANSPORTATION - 1.9%
95,688		Alaska Air Group, Inc			$6,643,618
181,558		Delta Air Lines, Inc			10,000,215
234,576		Southwest Airlines Co			13,166,751
80,402		Union Pacific Corp			13,303,315
96,755		United Parcel Service, Inc (Class B)			11,143,273
		TOTAL TRANSPORTATION			54,257,172

		TOTAL COMMON STOCKS			2,868,830,935
		(Cost $1,894,207,430)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

GOVERNMENT AGENCY DEBT - 0.0%
$380,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	380,000
		TOTAL GOVERNMENT AGENCY DEBT			380,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
6,481,932	c	State Street Navigator Securities Lending Government Money Market Portfolio			6,481,932
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			6,481,932

		TOTAL SHORT-TERM INVESTMENTS			6,861,932
		(Cost $6,861,932)
		TOTAL INVESTMENTS – 99.9%			2,875,692,867
		(Cost $1,901,069,362)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			909,065
		NET ASSETS - 100.0%			$2,876,601,932

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $4,389,791.
32

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

TIAA-CREF FUNDS

QUANT LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.4%
287,972		Ford Motor Co	$2,473,679
122,329		General Motors Co	4,545,746
95,686		Gentex Corp	2,683,992
		TOTAL AUTOMOBILES & COMPONENTS	9,703,417

BANKS - 10.8%
1,927,615		Bank of America Corp	60,276,521
120,149		Bank OZK	3,371,381
47,809		BankUnited	1,639,849
45,988		BB&T Corp	2,439,663
58,346		CIT Group, Inc	2,502,460
572,136		Citigroup, Inc	41,113,693
370,472		Citizens Financial Group, Inc	13,025,795
70,082		East West Bancorp, Inc	3,007,919
235,761		Fifth Third Bancorp	6,855,930
496,054		First Horizon National Corp	7,921,982
509,480		JPMorgan Chase & Co	63,644,242
605,648		Keycorp	10,883,494
501,880		MGIC Investment Corp	6,880,775
108,510		PacWest Bancorp	4,013,785
11,164		PNC Financial Services Group, Inc	1,637,759
70,532		Popular, Inc	3,841,173
83,010		SunTrust Banks, Inc	5,672,903
148,156		TCF Financial Corp	5,865,496
154,635		Umpqua Holdings Corp	2,446,326
85,181		US Bancorp	4,857,021
81,781		Webster Financial Corp	3,606,542
639,919		Wells Fargo & Co	33,039,018
		TOTAL BANKS	288,543,727

CAPITAL GOODS - 7.0%
71,761		3M Co	11,839,847
267,880	*	Aecom Technology Corp	10,717,879
121,312		Ametek, Inc	11,118,245
26,312		BWX Technologies, Inc	1,528,727
35,726		Carlisle Cos, Inc	5,439,998
54,094		Caterpillar, Inc	7,454,153
26,593		Crane Co	2,034,896
1,724		Cummins, Inc	297,356
33,758		Curtiss-Wright Corp	4,565,769
22,561		Deere & Co	3,928,773
29,170		Dover Corp	3,030,471
17,640		Eaton Corp	1,536,620
492,992		General Electric Co	4,920,060
109,855	e	GrafTech International Ltd	1,327,048
33

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

61,271		Hexcel Corp	$4,572,042
38,460		Honeywell International, Inc	6,643,196
13,249		Ingersoll-Rand plc	1,681,166
81,729		ITT, Inc	4,858,789
53,384		Johnson Controls International plc	2,313,129
67,816		L3Harris Technologies, Inc	13,991,119
111,157		Masco Corp	5,141,011
157,643		Owens Corning, Inc	9,660,363
211,876		PACCAR, Inc	16,115,288
19,914		Raytheon Co	4,225,950
117,152	*	Resideo Technologies, Inc	1,116,459
2,008		Roper Industries, Inc	676,616
68,982		Spirit Aerosystems Holdings, Inc (Class A)	5,644,107
37,206		Timken Co	1,823,094
83,519	*	United Rentals, Inc	11,155,633
114,615		United Technologies Corp	16,456,422
8,609		Valmont Industries, Inc	1,181,069
77,088	*	WABCO Holdings, Inc	10,377,587
		TOTAL CAPITAL GOODS	187,372,882

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
15,284	e	ADT, Inc	118,298
18,813	*	Clean Harbors, Inc	1,551,320
76,589	*	IAA, Inc	2,921,870
350,639		Nielsen NV	7,068,882
96,451		Waste Management, Inc	10,822,767
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,483,137

CONSUMER DURABLES & APPAREL - 1.0%
219,515		DR Horton, Inc	11,496,000
43,461	*	Garmin Ltd	4,074,469
6,839		Lennar Corp (B Shares)	321,570
16,361		Polaris Industries, Inc	1,614,013
210,620		Pulte Homes, Inc	8,264,729
56,368	*	Skechers U.S.A., Inc (Class A)	2,106,472
		TOTAL CONSUMER DURABLES & APPAREL	27,877,253

CONSUMER SERVICES - 2.7%
77,570		ARAMARK Holdings Corp	3,394,463
48,244		Dunkin Brands Group, Inc	3,792,943
121,467		Extended Stay America, Inc	1,726,046
104,949	*	frontdoor, Inc	5,061,690
97,365		H&R Block, Inc	2,433,152
196,815		Las Vegas Sands Corp	12,171,040
99,155		McDonald’s Corp	19,503,788
115,919		Royal Caribbean Cruises Ltd	12,615,465
38,043		Six Flags Entertainment Corp	1,605,034
38,187		Vail Resorts, Inc	8,873,513
		TOTAL CONSUMER SERVICES	71,177,134

DIVERSIFIED FINANCIALS - 8.0%
313,042		Ally Financial, Inc	9,588,476
68,714		American Express Co	8,058,778
34

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

184,390		Bank of New York Mellon Corp	$8,620,233
3,874		BlackRock, Inc	1,788,626
166,897		Capital One Financial Corp	15,563,145
28,303		CME Group, Inc	5,823,342
57,598		Discover Financial Services	4,622,815
68,940		E*TRADE Financial Corp	2,881,003
20,714		Evercore Partners, Inc (Class A)	1,525,379
66,695		Goldman Sachs Group, Inc	14,231,379
19,144		IntercontinentalExchange Group, Inc	1,805,662
727,000		iShares Russell 1000 Value Index Fund	94,560,890
48,948		Lazard Ltd (Class A)	1,827,229
108,104		Legg Mason, Inc	4,027,955
264,684		Morgan Stanley	12,188,698
56,234		OneMain Holdings, Inc	2,249,360
207,673		Santander Consumer USA Holdings, Inc	5,208,439
242,556		SLM Corp	2,047,173
95,357		State Street Corp	6,300,237
145,677		Synchrony Financial	5,152,596
35,245		TD Ameritrade Holding Corp	1,352,703
51,118		Voya Financial, Inc	2,758,327
		TOTAL DIVERSIFIED FINANCIALS	212,182,445

ENERGY - 7.3%
40,818	*	Apergy Corp	1,027,389
480,018		Cabot Oil & Gas Corp	8,947,536
651,746	*	Centennial Resource Development, Inc	2,215,936
300,295		Chevron Corp	34,876,261
1,979		Cimarex Energy Co	83,553
344,705		ConocoPhillips	19,027,716
270,718	*	Continental Resources, Inc	7,978,060
402,910	*	Devon Energy Corp	8,171,015
200,956		EOG Resources, Inc	13,928,261
682,021		Exxon Mobil Corp	46,084,159
67,204		HollyFrontier Corp	3,692,188
484,804		Kosmos Energy Ltd	3,005,785
268,897		Marathon Petroleum Corp	17,195,963
345,730		Occidental Petroleum Corp	14,002,065
79,710		ONEOK, Inc	5,566,149
175,240		PBF Energy, Inc	5,656,747
5,884		Phillips 66	687,369
52,564		Schlumberger Ltd	1,718,317
		TOTAL ENERGY	193,864,469

FOOD & STAPLES RETAILING - 1.6%
163,307	*	Sprouts Farmers Market, Inc	3,169,789
255,608	*	US Foods Holding Corp	10,139,969
60,418		Walgreens Boots Alliance, Inc	3,309,698
224,672		Walmart, Inc	26,345,039
		TOTAL FOOD & STAPLES RETAILING	42,964,495

FOOD, BEVERAGE & TOBACCO - 5.1%
403,108		Altria Group, Inc	18,055,207
35

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

144,568		Coca-Cola Co	$7,868,837
265,497		General Mills, Inc	13,503,178
61,937		Hershey Co	9,096,687
124,542		Ingredion, Inc	9,838,818
377		Lamb Weston Holdings, Inc	29,421
431,702		Mondelez International, Inc	22,642,770
59,606		PepsiCo, Inc	8,176,155
418,503		Philip Morris International, Inc	34,082,884
157,599		Tyson Foods, Inc (Class A)	13,047,621
		TOTAL FOOD, BEVERAGE & TOBACCO	136,341,578

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
121,581		Abbott Laboratories	10,165,387
43,787		Anthem, Inc	11,782,206
25,740		Becton Dickinson & Co	6,589,440
233,586	*	Centene Corp	12,398,745
16,373		Cigna Corp	2,921,926
9,945		Cooper Cos, Inc	2,893,995
404,016		CVS Health Corp	26,822,622
42,931		Danaher Corp	5,916,750
165,872		Encompass Health Corp	10,619,126
103,704		HCA Healthcare, Inc	13,848,632
212,739	*	Hologic, Inc	10,277,421
51,228		Humana, Inc	15,071,278
28,190	*	Integra LifeSciences Holdings Corp	1,636,711
76,638	*	Laboratory Corp of America Holdings	12,627,643
205,364		Medtronic plc	22,364,140
69,571		Quest Diagnostics, Inc	7,044,064
50,750		West Pharmaceutical Services, Inc	7,299,880
2,258		Zimmer Biomet Holdings, Inc	312,123
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	180,592,089

HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
91,186		Colgate-Palmolive Co	6,255,360
134,989		Kimberly-Clark Corp	17,937,339
32,675		Nu Skin Enterprises, Inc (Class A)	1,456,651
397,963		Procter & Gamble Co	49,550,373
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	75,199,723

INSURANCE - 7.5%
60,905		Aflac, Inc	3,237,710
136,657		Allstate Corp	14,543,038
89,579		American Financial Group, Inc	9,319,799
92,006		American International Group, Inc	4,872,638
2,022		American National Insurance Co	242,600
93,745	*	Arch Capital Group Ltd	3,914,791
5,162		Assurant, Inc	650,773
142,362	*	Athene Holding Ltd	6,171,393
346,944	*	Berkshire Hathaway, Inc (Class B)	73,753,355
62,021	*	Brighthouse Financial, Inc	2,341,913
69,420		Brown & Brown, Inc	2,615,746
59,805		Chubb Ltd	9,115,478
78,998		Cincinnati Financial Corp	8,943,364
36

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

4,891		CNA Financial Corp	$219,312
14,484		Everest Re Group Ltd	3,723,691
157,370		First American Financial Corp	9,722,319
543		Hartford Financial Services Group, Inc	30,994
25,834		Kemper Corp	1,856,948
61,290		Lincoln National Corp	3,461,659
51,598		Mercury General Corp	2,479,800
277,637		Metlife, Inc	12,990,635
12,826		Primerica, Inc	1,618,385
75,673		Principal Financial Group	4,039,425
23,486		Progressive Corp	1,636,974
30,580		Prudential Financial, Inc	2,787,061
43,617		Reinsurance Group of America, Inc (Class A)	7,086,454
13,481		Travelers Cos, Inc	1,766,820
240,858		UnumProvident Corp	6,633,229
		TOTAL INSURANCE	199,776,304

MATERIALS - 3.2%
6,965		Ardagh Group S.A.	130,037
17,604	*	Berry Global Group, Inc	730,742
243,770		CF Industries Holdings, Inc	11,054,970
32,470		Domtar Corp	1,181,583
68,462		DuPont de Nemours, Inc	4,512,330
322,278		International Paper Co	14,077,103
48,848		Linde plc	9,689,001
167,052		LyondellBasell Industries AF S.C.A	14,984,564
113,871		Silgan Holdings, Inc	3,503,811
324,801		Steel Dynamics, Inc	9,860,958
155,318		Valvoline, Inc	3,314,486
329,533		WestRock Co	12,314,648
		TOTAL MATERIALS	85,354,233

MEDIA & ENTERTAINMENT - 2.5%
59,214		Activision Blizzard, Inc	3,317,760
36,744		CBS Corp (Class B)	1,324,254
359,415		Comcast Corp (Class A)	16,108,980
78,223	*	Discovery, Inc (Class C)	1,974,349
9,590	*	DISH Network Corp (Class A)	329,704
19,206	*	Electronic Arts, Inc	1,851,458
130,481		Interpublic Group of Cos, Inc	2,837,962
690	*	Liberty Broadband Corp (Class C)	81,468
4,348	*	Liberty SiriusXM Group (Class C)	196,486
66,228		Viacom, Inc (Class B)	1,427,876
265,807		Walt Disney Co	34,533,646
333,534	*	Zynga, Inc	2,057,905
		TOTAL MEDIA & ENTERTAINMENT	66,041,848

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.9%
22,418	*	Alexion Pharmaceuticals, Inc	2,362,857
61,436		Allergan plc	10,819,494
50,172		Amgen, Inc	10,699,179
95,490	*	Avantor, Inc	1,356,913
37

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

56,916	*	Biogen Idec, Inc	$17,001,378
7,672	*	Bio-Rad Laboratories, Inc (Class A)	2,544,189
99,908		Bristol-Myers Squibb Co	5,731,722
101,302	*	Exelixis, Inc	1,565,116
228,278		Gilead Sciences, Inc	14,543,591
76,485	*	Horizon Pharma plc	2,211,181
478,675		Johnson & Johnson	63,204,247
121,922		Merck & Co, Inc	10,565,761
817,680		Pfizer, Inc	31,374,382
22,235	*	Regeneron Pharmaceuticals, Inc	6,810,136
9,635		Thermo Fisher Scientific, Inc	2,909,577
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	183,699,723

REAL ESTATE - 4.3%
80,347		Alexandria Real Estate Equities, Inc	12,755,086
50,492		Coresite Realty	5,932,810
85,618		Corporate Office Properties Trust	2,537,717
93,456		Cousins Properties, Inc	3,750,389
53,550		CubeSmart	1,697,535
35,088		CyrusOne, Inc	2,501,073
7,263		Digital Realty Trust, Inc	922,692
219,447		Douglas Emmett, Inc	9,506,444
244,750		Duke Realty Corp	8,600,515
35,904		Equity Residential	3,183,249
16,357		Essex Property Trust, Inc	5,350,865
73,977		Extra Space Storage, Inc	8,305,398
29,578		Federal Realty Investment Trust	4,022,904
132,714		Invitation Homes, Inc	4,086,264
35,789		Kilroy Realty Corp	3,003,771
299,380		Paramount Group, Inc	4,032,649
9,432		Prologis, Inc	827,752
6,383		Realty Income Corp	522,066
93,381		Retail Properties of America, Inc	1,284,923
59,122		Simon Property Group, Inc	8,908,503
128,583		SL Green Realty Corp	10,749,539
186,579		Spirit Realty Capital, Inc	9,299,097
71,275		Taubman Centers, Inc	2,550,219
6,843		Ventas, Inc	445,479
		TOTAL REAL ESTATE	114,776,939

RETAILING - 3.0%
248,133		Dick’s Sporting Goods, Inc	9,659,818
60,263		Dollar General Corp	9,662,569
72,098		Expedia, Inc	9,852,913
129,213		Home Depot, Inc	30,310,785
77,585		Kohl’s Corp	3,977,007
115,738		Target Corp	12,373,550
81,142	e	Williams-Sonoma, Inc	5,419,474
		TOTAL RETAILING	81,256,116

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
68,966		Cypress Semiconductor Corp	1,604,839
1,033,867		Intel Corp	58,444,502
38

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

46,197		Lam Research Corp	$12,521,235
415,797	*	Micron Technology, Inc	19,771,147
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	92,341,723

SOFTWARE & SERVICES - 1.1%
16,866	*	Akamai Technologies, Inc	1,458,909
17,318		Alliance Data Systems Corp	1,731,800
19,092		Amdocs Ltd	1,244,799
10,632	*	CACI International, Inc (Class A)	2,378,910
16,456	*	Cerence Inc	255,068
89,924		DXC Technology Co	2,488,197
39,215		Fidelity National Information Services, Inc	5,166,968
37,069		International Business Machines Corp	4,957,237
42,798		Leidos Holdings, Inc	3,690,472
548		LogMeIn, Inc	35,993
131,651	*	Nuance Communications, Inc	2,148,544
40,057	*,e	SolarWinds Corp	759,080
29,469		SS&C Technologies Holdings, Inc	1,532,683
12,908	*	VeriSign, Inc	2,452,778
		TOTAL SOFTWARE & SERVICES	30,301,438

TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
48,466		Avnet, Inc	1,917,315
32,083	*	Dell Technologies, Inc	1,696,870
4,165	*	EchoStar Corp (Class A)	162,435
10,163	*	F5 Networks, Inc	1,464,285
44,742		HP, Inc	777,168
62,254		Jabil Circuit, Inc	2,292,192
55,880		Motorola Solutions, Inc	9,293,962
14,310		National Instruments Corp	592,291
60,587	*	Trimble Navigation Ltd	2,413,786
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	20,610,304

TELECOMMUNICATION SERVICES - 3.9%
1,232,698		AT&T, Inc	47,446,546
942,737		Verizon Communications, Inc	57,007,306
		TOTAL TELECOMMUNICATION SERVICES	104,453,852

TRANSPORTATION - 3.2%
138,674		Alaska Air Group, Inc	9,628,136
17,963		Copa Holdings S.A. (Class A)	1,827,556
261,662		Delta Air Lines, Inc	14,412,343
9,837		FedEx Corp	1,501,716
58,218	*	Genesee & Wyoming, Inc (Class A)	6,463,945
190,396	*	JetBlue Airways Corp	3,674,643
12,171		Landstar System, Inc	1,377,149
96,822		Norfolk Southern Corp	17,621,604
221,504		Southwest Airlines Co	12,433,019
148,925	*	United Continental Holdings, Inc	13,528,347
25,646	*	XPO Logistics, Inc	1,959,354
		TOTAL TRANSPORTATION	84,427,812
39

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY			VALUE

UTILITIES - 5.5%
124,066		AES Corp			$2,115,325
160,292		Ameren Corp			12,454,688
116,609		American Electric Power Co, Inc			11,006,724
52,139		Atmos Energy Corp			5,864,595
11,182		Consolidated Edison, Inc			1,031,204
37,459		Dominion Resources, Inc			3,092,240
231,042		Duke Energy Corp			21,778,019
186,429		Edison International			11,726,384
37,205		Entergy Corp			4,519,663
78,109		Evergy, Inc			4,991,946
368,276		Exelon Corp			16,752,875
42,101		Idacorp, Inc			4,530,910
248,821		MDU Resources Group, Inc			7,188,439
141,213		National Fuel Gas Co			6,398,361
49,797		NextEra Energy, Inc			11,868,617
373,732		NiSource, Inc			10,479,445
175,701		NRG Energy, Inc			7,049,124
99,064	*,b	PG&E Corp			611,225
47,960		Southern Co			3,005,174
18,918		Vistra Energy Corp			511,354
		TOTAL UTILITIES			146,976,312

		TOTAL COMMON STOCKS			2,658,318,953
		(Cost $2,301,791,002)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.3%

GOVERNMENT AGENCY DEBT - 0.1%
$1,710,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	1,710,000
		TOTAL GOVERNMENT AGENCY DEBT			1,710,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
6,404,821	c	State Street Navigator Securities Lending Government Money Market Portfolio			6,404,821
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			6,404,821

		TOTAL SHORT-TERM INVESTMENTS			8,114,821
		(Cost $8,114,821)
		TOTAL INVESTMENTS - 100.0%			2,666,433,774
		(Cost $2,309,905,823)
		OTHER ASSETS & LIABILITIES, NET - 0.0%			118,964
		NET ASSETS - 100.0%			$2,666,552,738

*	Non-income producing
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $6,186,206.
40

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

BANKS - 11.9%
209,900	*	Axos Financial, Inc	$6,097,595
412,400		Bank of NT Butterfield & Son Ltd	13,588,580
17,321		Bryn Mawr Bank Corp	660,103
835,903		Cadence BanCorp	12,856,188
507,400		Cathay General Bancorp	18,048,218
37,400		Civista Bancshares, Inc	840,752
134,423		ConnectOne Bancorp, Inc	3,263,791
256,200	*	Customers Bancorp, Inc	6,041,196
223,668		Eagle Bancorp, Inc	10,096,374
23,503		Enterprise Financial Services Corp	1,029,431
521,400		Essent Group Ltd	27,159,726
128,500		Federal Agricultural Mortgage Corp (Class C)	10,882,665
96,600		First Bancorp	3,646,650
549,400		First Commonwealth Financial Corp	7,741,046
20,600		First Defiance Financial Corp	636,952
48,279		First Merchants Corp	1,909,435
547,900		First Midwest Bancorp, Inc	11,253,866
69,419		First of Long Island Corp	1,627,181
235,524		Great Western Bancorp, Inc	8,212,722
173,971		Hancock Holding Co	6,784,869
161,715		Heritage Commerce Corp	1,943,814
135,447		Hilltop Holdings, Inc	3,164,042
96,000		Horizon Bancorp	1,752,480
269,300		IBERIABANK Corp	19,763,927
103,659		Independent Bank Corp	2,333,364
164,900		Lakeland Bancorp, Inc	2,729,095
44,522		LegacyTexas Financial Group, Inc	1,893,966
322,982		Meta Financial Group, Inc	10,225,610
478		Midland States Bancorp, Inc	12,810
619,000	*	Mr Cooper Group, Inc	7,923,200
452,400	*	NMI Holdings, Inc	13,232,700
135,600		OceanFirst Financial Corp	3,244,908
719,400		OFG Bancorp	14,611,014
69,400		Old Second Bancorp, Inc	837,658
19,407		Peapack Gladstone Financial Corp	566,684
281,800		PennyMac Financial Services, Inc	8,772,434
59,600		Peoples Bancorp, Inc	1,949,516
44,105		QCR Holdings, Inc	1,789,781
1,008,700		Radian Group, Inc	25,318,370
143,859		Sandy Spring Bancorp, Inc	4,963,136
243,767		Simmons First National Corp (Class A)	5,830,907
192,800	*	The Bancorp, Inc	2,101,520
20,603	*	Tristate Capital Holdings, Inc	476,341
746,312		United Community Banks, Inc	22,546,086
45,800		United Community Financial Corp	521,662
41

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

129,679		Univest Corp of Pennsylvania	$3,339,234
370,700		Walker & Dunlop, Inc	23,350,393
245,100		WSFS Financial Corp	10,335,867
		TOTAL BANKS	347,907,859

CAPITAL GOODS - 11.3%
60,463		AAR Corp	2,524,330
193,604		Advanced Drainage Systems, Inc	7,167,220
372,400	*	Aerojet Rocketdyne Holdings, Inc	16,098,852
58,075		Albany International Corp (Class A)	4,877,139
326,300		Arcosa, Inc	12,533,183
638,343	*	Atkore International Group, Inc	22,150,502
139,100		AZZ, Inc	5,395,689
425,883	*	BMC Stock Holdings, Inc	11,494,582
690,100	*	Builders FirstSource, Inc	15,603,161
95,500		Columbus McKinnon Corp	3,583,160
452,500		Comfort Systems USA, Inc	22,810,525
244,500	*	Continental Building Products, Inc	7,312,995
73,579		CSW Industrials, Inc	5,093,138
91,500		Douglas Dynamics, Inc	4,284,945
48,700	*	Ducommun, Inc	2,414,546
70,513	*	DXP Enterprises, Inc	2,434,109
243,466		EMCOR Group, Inc	21,354,403
82,200		Encore Wire Corp	4,619,640
560,972	*,e	Enphase Energy, Inc	10,899,686
114,800		EnPro Industries, Inc	7,984,340
76,400		ESCO Technologies, Inc	6,455,036
237,700		Federal Signal Corp	7,710,988
250,300	*	Foundation Building Materials, Inc	4,653,077
56,058	*	Gibraltar Industries, Inc	2,983,967
507,557	*	GMS, Inc	15,206,408
488,300	*	Great Lakes Dredge & Dock Corp	5,249,225
67,628	*	Herc Holdings, Inc	2,993,215
119,250		Kadant, Inc	10,827,900
303,300	*	Mastec, Inc	19,089,702
191,440		Moog, Inc (Class A)	16,025,443
230,013		Mueller Industries, Inc	7,077,500
289,170	*	Parsons Corp	10,294,452
490,100	*	PGT, Inc	8,655,166
47,600		Powell Industries, Inc	1,864,016
306,900	*	Rexnord Corp	8,682,201
137,500	*	Titan Machinery, Inc	2,282,500
177,088	*	Trimas Corp	5,723,484
77,539	*	Vectrus, Inc	3,544,308
149,300		Wabash National Corp	2,129,018
		TOTAL CAPITAL GOODS	332,083,751

COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
28,370		Barrett Business Services, Inc	2,488,900
203,100	*	CBIZ, Inc	5,558,847
56,629		CRA International, Inc	2,788,978
74,800		Ennis, Inc	1,465,332
340,747		Exponent, Inc	21,647,657
34,141	*	Franklin Covey Co	1,304,186
42

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

136,500		Heidrick & Struggles International, Inc	$3,884,790
185,146		Insperity, Inc	19,556,972
62,976		Kforce, Inc	2,576,348
118,000		Kimball International, Inc (Class B)	2,402,480
23,100		McGrath RentCorp	1,762,761
89,328	*	Mistras Group, Inc	1,384,584
284,059		Tetra Tech, Inc	24,846,641
240,600	*	TriNet Group, Inc	12,749,394
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	104,417,870

CONSUMER DURABLES & APPAREL - 2.8%
58,300		Acushnet Holdings Corp	1,658,635
254,900	*	Century Communities, Inc	7,690,333
18,614	*	Deckers Outdoor Corp	2,846,081
163,126	*	G-III Apparel Group Ltd	4,096,094
69,345	*	Installed Building Products, Inc	4,522,681
31,000		Johnson Outdoors, Inc	1,815,050
302,900		La-Z-Boy, Inc	10,755,979
213,650	*	Malibu Boats, Inc	6,969,263
64,415	*	MasterCraft Boat Holdings, Inc	1,014,536
156,862	*	Skyline Corp	4,428,214
768,100	*	Sonos, Inc	10,046,748
560,500	*	Taylor Morrison Home Corp	14,040,525
126,700	*	TopBuild Corp	13,167,931
7,236	*	Vera Bradley, Inc	77,859
		TOTAL CONSUMER DURABLES & APPAREL	83,129,929

CONSUMER SERVICES - 3.2%
351,700	*	Adtalem Global Education, Inc	10,473,626
77,894	*	American Public Education, Inc	1,691,858
230,200		BBX Capital Corp	1,028,994
511,871	*	Career Education Corp	7,248,093
85,800		Carriage Services, Inc	2,210,208
161,400	*	Chegg, Inc	4,948,524
47,779	*	Chuy’s Holdings, Inc	1,164,374
68,944		Collectors Universe	1,975,935
228,300	*	Denny’s Corp	4,593,396
237,300	*	Houghton Mifflin Harcourt Co	1,532,958
213,900		Jack in the Box, Inc	17,971,878
260,100	*	K12, Inc	5,147,379
44,810	*	Laureate Education, Inc	692,538
146,000	*	Lindblad Expeditions Holdings, Inc	2,298,040
107,412	*,e	OneSpaWorld Holdings Ltd	1,670,257
163,600	*	PlayAGS, Inc	1,887,944
135,100	*	Select Interior Concepts Inc	1,548,246
108,500		Strategic Education, Inc	13,348,755
119,700	*,e	Target Hospitality Corp	663,138
230,294		Texas Roadhouse, Inc (Class A)	13,011,611
		TOTAL CONSUMER SERVICES	95,107,752

DIVERSIFIED FINANCIALS - 2.4%
341,971	e	Arlington Asset Investment Corp (Class A)	1,976,593
43

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,507	*,h	Ashford, Inc	$36,032
357,200	*	Blucora, Inc	7,726,236
613,300		Brightsphere Investment Group, Inc	6,022,606
79,400		Cherry Hill Mortgage Investment Corp	1,073,488
278,800	*	Cowen Group, Inc	4,173,636
177,500	*	Curo Group Holdings Corp	2,483,225
252,300	*,e	Encore Capital Group, Inc	8,373,837
243,833	*	Enova International, Inc	5,727,637
364,700	*	Ezcorp, Inc (Class A)	1,918,322
839,500		FGL Holdings	7,580,685
162,700		Sculptor Capital Management, Inc	2,923,719
350,626		Stifel Financial Corp	19,628,044
15,009		Virtus Investment Partners, Inc	1,628,176
		TOTAL DIVERSIFIED FINANCIALS	71,272,236

ENERGY - 3.7%
217,600		Amplify Energy Corp	1,577,600
380,546		Berry Petroleum Co LLC	3,573,327
175,100	*	Bonanza Creek Energy, Inc	3,120,282
10,141		CVR Energy, Inc	480,886
292,212		Delek US Holdings, Inc	11,673,869
302,700	*	Dorian LPG Ltd	3,768,615
137,420		Evolution Petroleum Corp	772,300
294,348	*	Exterran Corp	3,729,389
122,900	e	Falcon Minerals Corp	757,064
600,900		Green Plains Renewable Energy, Inc	7,409,097
225,000	e	Liberty Oilfield Services, Inc	2,072,250
90,900		Mammoth Energy Services, Inc	145,440
137,953	*	Matrix Service Co	2,587,998
59,746	*	Natural Gas Services Group, Inc	710,380
2,429,215	*	NexTier Oilfield Solutions, Inc	10,494,211
370,149	*	Par Pacific Holdings, Inc	8,383,875
266,465		Peabody Energy Corp	2,805,877
896,100	*	ProPetro Holding Corp	6,944,775
593,869	*,e	Renewable Energy Group, Inc	9,703,820
401,934	*	Roan Resources, Inc	602,901
540,335	*	SandRidge Energy, Inc	2,366,667
217,902	*	Talos Energy, Inc	4,691,430
645,506	*,e	Tellurian, Inc	5,144,683
376,900		World Fuel Services Corp	15,743,113
		TOTAL ENERGY	109,259,849

FOOD & STAPLES RETAILING - 0.6%
4,635		Ingles Markets, Inc (Class A)	182,758
123,147	*	Natural Grocers by Vitamin C	1,079,999
412,400	*	Performance Food Group Co	17,572,364
		TOTAL FOOD & STAPLES RETAILING	18,835,121

FOOD, BEVERAGE & TOBACCO - 2.4%
60,900	*	Boston Beer Co, Inc (Class A)	22,804,614
108,300	e	Calavo Growers, Inc	9,392,859
22,200		Coca-Cola Bottling Co Consolidated	6,090,792
112,800	*	Craft Brewers Alliance, Inc	822,312
44

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,122,147	e	Dean Foods Co	$2,079,704
454,000	*	Hostess Brands, Inc	5,802,120
59,305		Lancaster Colony Corp	8,254,070
128,400	*,e	Pyxus International, Inc	1,466,328
517,000	*	Simply Good Foods Co	12,687,180
		TOTAL FOOD, BEVERAGE & TOBACCO	69,399,979

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
192,612	*	Angiodynamics, Inc	2,946,964
167,100		Conmed Corp	18,384,342
248,950	*,e	Envista Holdings Corp	7,301,704
210,170	*	Hanger Orthopedic Group, Inc	4,751,944
130,500	*	HealthStream, Inc	3,661,830
657,000	*	HMS Holdings Corp	21,477,330
151,242	*,e	Inovalon Holdings, Inc	2,363,912
268,100	*	Integer Holding Corp	20,761,664
42,929	*,e	iRadimed Corp	1,083,957
474,300	*	Lantheus Holdings, Inc	9,889,155
89,274	*	LivaNova plc	6,314,350
150,900		Meridian Bioscience, Inc	1,477,311
424,200	*	Merit Medical Systems, Inc	8,761,851
50,283	*	Natus Medical, Inc	1,693,531
278,400	*	NuVasive, Inc	19,638,336
720,276	*	OraSure Technologies, Inc	6,151,157
228,500	*	Orthofix International NV	9,603,855
337,748	*	Pennant Group, Inc	6,076,087
623,700	*	Select Medical Holdings Corp	11,363,814
105,700	*	Staar Surgical Co	3,464,846
104,044	*	SurModics, Inc	4,943,130
38,800	*	Tandem Diabetes Care, Inc	2,389,304
210,100	*,e	Triple-S Management Corp (Class B)	3,178,813
46,500	*	Varex Imaging Corp	1,395,465
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	179,074,652

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
61,700	*	Lifevantage Corp	836,652
124,400	e	Medifast, Inc	13,800,936
117,752	*	USANA Health Sciences, Inc	8,726,601
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	23,364,189

INSURANCE - 2.2%
381,515		American Equity Investment Life Holding Co	9,415,790
157,000		Amerisafe, Inc	9,974,210
126,800		Employers Holdings, Inc	5,368,712
2,787,189	*	Genworth Financial, Inc (Class A)	11,929,169
365,533	*,e	Health Insurance Innovations, Inc	9,679,314
125,559		Heritage Insurance Holdings, Inc	1,672,446
134,100		James River Group Holdings Ltd	4,802,121
458,918	*	Third Point Reinsurance Ltd	4,355,132
92,000		United Insurance Holdings Corp	1,127,920
268,276		Universal Insurance Holdings, Inc	7,272,962
		TOTAL INSURANCE	65,597,776
45

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

MATERIALS - 5.5%
3,670,300	*,e	AK Steel Holding Corp	$8,661,908
365,600		Boise Cascade Co	13,077,512
802,600		Commercial Metals Co	15,514,258
673,900	*,†	Ferroglobe plc	0
76,500	*,e	Forterra, Inc	628,065
691,100	*	Gold Resource Corp	3,027,018
187,400		Greif, Inc (Class A)	7,340,458
115,400		Innospec, Inc	10,542,944
101,307	*	Koppers Holdings, Inc	3,251,955
174,600		Materion Corp	9,924,264
54,334		Olympic Steel, Inc	813,923
158,300	*	Omnova Solutions, Inc	1,600,413
193,800		PH Glatfelter Co	3,488,400
479,700		PolyOne Corp	15,374,385
125,100	*	Ryerson Holding Corp	1,087,119
538,952		Schnitzer Steel Industries, Inc (Class A)	11,501,236
114,546		Stepan Co	11,193,435
749,600	*	Summit Materials, Inc	17,188,328
306,500		Trinseo S.A.	13,026,250
59,792	*	US Concrete, Inc	3,124,730
553,300		Warrior Met Coal, Inc	10,778,284
		TOTAL MATERIALS	161,144,885

MEDIA & ENTERTAINMENT - 1.8%
46,800	*,e	Boston Omaha Corp	1,051,128
276,129	*,e	Cargurus, Inc	9,275,173
235,000	*	Central European Media Enterprises Ltd (Class A)	1,053,975
106,391	*	Clear Channel	247,891
52,246		Emerald Expositions Events, Inc	507,831
271,013		Entravision Communications Corp (Class A)	769,677
390,500	*	Imax Corp	8,337,175
40,763	*	Liberty Braves Group (Class A)	1,203,324
166,700	*	Liberty Braves Group (Class C)	4,902,647
189,122	*	Liberty Latin America Ltd (Class A)	3,534,690
295,258	*	Liberty TripAdvisor Holdings, Inc	2,849,240
11,386	*	Loral Space & Communications, Inc	455,326
164,800	*	TechTarget, Inc	4,021,120
114,443	*	WideOpenWest, Inc	726,713
440,300	*	Yelp, Inc	15,194,753
		TOTAL MEDIA & ENTERTAINMENT	54,130,663

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.4%
472,500	*	Acadia Pharmaceuticals, Inc	20,038,725
1,343,158	*	Achillion Pharmaceuticals, Inc	8,609,643
31,300	*,e	Adamas Pharmaceuticals, Inc	128,643
452,600	*,e	Affimed NV	1,330,644
46

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

949,100	*,e	Akebia Therapeutics, Inc	$3,540,143
839,389	*	Akorn, Inc	4,188,551
1,645,933	*	Amicus Therapeutics, Inc	13,875,215
100,938	*	Amphastar Pharmaceuticals, Inc	1,949,617
90,580	*	AnaptysBio, Inc	3,416,678
139,300	*	Anika Therapeutics, Inc	9,805,327
4,917	*	Aprea Therapeutics, Inc	118,746
18,599	*	Ardelyx, Inc	92,995
41,930	*,e	Arvinas, Inc	866,274
88,900	*	Audentes Therapeutics, Inc	2,391,410
705,400	*	BioDelivery Sciences International, Inc	4,077,212
14,915	*	Biospecifics Technologies Corp	722,333
272,127	*	Calithera Biosciences, Inc	783,726
261,932	*	CareDx, Inc	6,865,238
100,010	*	Castle Biosciences, Inc	2,354,235
266,100	*,e	Chiasma, Inc	1,394,364
356,000	*	Chimerix, Inc	509,080
200,600	*	Coherus Biosciences, Inc	3,484,422
240,079	*	Concert Pharmaceuticals, Inc	1,495,692
359,497	*	Cymabay Therapeutics, Inc	1,614,142
231,837	*	Cytokinetics, Inc	2,700,901
380,405	*	CytomX Therapeutics, Inc	2,331,883
89,238	*	Enanta Pharmaceuticals, Inc	5,432,809
202,900	*	FibroGen, Inc	7,943,535
306,060	*	Five Prime Therapeutics, Inc	1,208,937
696,621	*	Fluidigm Corp	3,427,375
56,500	*	Forty Seven, Inc	390,415
208,900	*	Genomic Health, Inc	13,929,452
228,728	*	Halozyme Therapeutics, Inc	3,504,113
288,987	*	Intersect ENT, Inc	5,149,748
8,048	*	KalVista Pharmaceuticals Inc	85,309
194,627	*	Kura Oncology, Inc	2,915,512
261,000		Luminex Corp	5,349,195
381,189	*	MacroGenics, Inc	3,240,107
113,200	*,e	Medicines Co	5,941,868
194,400	*	Medpace Holdings, Inc	14,313,672
421,500	*	Natera, Inc	16,236,180
392,400	*	NeoGenomics, Inc	8,997,732
39,324	*	Oyster Point Pharma, Inc	738,505
101,252	*	Personalis, Inc	1,048,971
283,050		Phibro Animal Health Corp	6,781,878
147,571	*	Pieris Pharmaceuticals, Inc	488,460
105,982	*,e	Principia Biopharma, Inc	3,742,224
58,100	*	Protagonist Therapeutics, Inc	781,445
1,047,627	*,e	Puma Biotechnology, Inc	7,123,864
42,871	*	Quanterix Corp	893,860
171,022	*	Recro Pharma, Inc	2,697,017
410,889	*	Retrophin, Inc	4,930,668
161,789	*	SIGA Technologies, Inc	897,929
268,640	*	Supernus Pharmaceuticals, Inc	7,465,506
327,463	*	Syneos Health, Inc	16,422,269
576,400	*	Vanda Pharmaceuticals, Inc	7,787,164
428,300	*	Veracyte, Inc	9,820,919
243,082	*	Vericel Corp	3,857,711
4,917	*	Viela Bio, Inc	106,945
47

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

253,085	*	Voyager Therapeutics, Inc	$3,894,978
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	276,232,111

REAL ESTATE - 9.1%
305,800		Alexander & Baldwin, Inc	7,189,358
270,700		American Assets Trust, Inc	13,253,472
897,776		Ashford Hospitality Trust, Inc	2,450,929
151,359		Bluerock Residential Growth REIT, Inc	1,819,335
628,280		CareTrust REIT, Inc	15,229,507
720,500		CoreCivic, Inc	10,994,830
1,363,380		DiamondRock Hospitality Co	13,606,532
215,200		EastGroup Properties, Inc	28,826,040
290,442		First Industrial Realty Trust, Inc	12,230,513
833,800		Geo Group, Inc	12,690,436
327,200		Global Net Lease, Inc	6,373,856
441,700		National Storage Affiliates Trust	15,092,889
917,448		Newmark Group, Inc	9,743,298
646,200		Piedmont Office Realty Trust, Inc	14,500,728
597,955		Preferred Apartment Communities, Inc	8,562,716
147,728		PS Business Parks, Inc	26,672,290
122,900		RMR Group, Inc	5,948,360
223,700		Ryman Hospitality Properties	18,828,829
131,699		Saul Centers, Inc	7,051,164
520,600		STAG Industrial, Inc	16,159,424
671,200		Summit Hotel Properties, Inc	8,228,912
778,900		Tanger Factory Outlet Centers, Inc	12,555,868
		TOTAL REAL ESTATE	268,009,286

RETAILING - 4.6%
270,800	*	1-800-FLOWERS.COM, Inc (Class A)	3,861,608
140,896		Aaron’s, Inc	10,557,337
597,700	*	BJ’s Wholesale Club Holdings, Inc	15,958,590
357,200	*,e	Conn’s, Inc	8,640,668
77,531		Core-Mark Holding Co, Inc	2,366,246
2,958,500	*	Groupon, Inc	8,224,630
483,700	*,e	Hibbett Sports, Inc	11,541,082
169,353	*	Hudson Ltd	2,103,364
729,300		Rent-A-Center, Inc	18,866,991
275,600	e	Shoe Carnival, Inc	9,147,164
267,700	*	Sleep Number Corp	12,881,724
261,115	*	Stamps.com, Inc	22,045,940
243,118	*	Zumiez, Inc	7,757,896
		TOTAL RETAILING	133,953,240

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
14,971	*,e	Adesto Technologies Corp	137,135
7,803	*	Alpha & Omega Semiconductor Ltd	101,907
317,800	*	Formfactor, Inc	6,937,574
103,600	*,e	Impinj, Inc	3,407,922
204,100	*	Inphi Corp	14,670,708
1,023,500	*	Lattice Semiconductor Corp	20,050,365
642,600	*	NeoPhotonics Corp Ltd	4,228,308
48

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

24,400		NVE Corp	$1,518,900
853,800	*	Rambus, Inc	11,820,861
208,800	*	Ultra Clean Holdings	4,462,056
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	67,335,736

SOFTWARE & SERVICES - 6.1%
229,200	*	Bottomline Technologies, Inc	9,385,740
13,359	*	Cloudflare, Inc	224,966
9,486	*,e	Datadog, Inc	318,635
40,319	*	eGain Corp	303,400
144,814	*	Envestnet, Inc	9,049,427
307,954	*	Everi Holdings, Inc	3,098,017
94,900		Hackett Group, Inc	1,604,759
91,105	*	I3 Verticals, Inc	1,863,097
210,186		Mantech International Corp (Class A)	16,642,528
73,011	*	Model N, Inc	2,174,998
373,600		NIC, Inc	8,787,072
678,400		Perspecta, Inc	18,004,736
9,834	*,e	Ping Identity Holding Corp	164,326
257,016		Progress Software Corp	10,249,798
60,700	*	Rapid7, Inc	3,040,463
202,304		Science Applications International Corp	16,714,356
283,000	*	SPS Commerce, Inc	14,933,910
769,200	*	SVMK, Inc	14,153,280
750,267	*	Telaria, Inc	5,679,521
208,500	*	Tenable Holdings, Inc	5,254,200
283,000	*	Upland Software, Inc	10,606,840
411,300	*	Verint Systems, Inc	18,668,907
253,900	*	Workiva, Inc	10,580,013
		TOTAL SOFTWARE & SERVICES	181,502,989

TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
124,101	*	Agilysys, Inc	3,126,104
73,300	*	Anixter International, Inc	6,065,575
106,148		AVX Corp	1,626,188
130,800		Comtech Telecommunications Corp	4,571,460
1,086,000	*	Extreme Networks, Inc	6,993,840
289,600	*	Insight Enterprises, Inc	17,775,648
626,196	e	Kemet Corp	13,613,501
47,900	*	OSI Systems, Inc	4,753,596
276,300	*	Ribbon Communications, Inc	1,185,327
450,200	*	Sanmina Corp	13,834,646
194,020	*	Tech Data Corp	23,573,430
543,100	*	TTM Technologies, Inc	6,359,701
874,700		Vishay Intertechnology, Inc	17,625,205
48,239	*	Vishay Precision Group, Inc	1,642,538
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	122,746,759

TELECOMMUNICATION SERVICES - 0.6%
418,332	*,e	Intelsat S.A.	10,621,449
180,700		Shenandoah Telecom Co	5,811,312
107,600		Spok Holdings, Inc	1,280,440
		TOTAL TELECOMMUNICATION SERVICES	17,713,201
49

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY			VALUE

TRANSPORTATION - 1.4%
237,550		Arkansas Best Corp			$6,862,819
302,266	*,e	Daseke, Inc			813,096
130,607		Forward Air Corp			9,034,086
330,088		Heartland Express, Inc			6,898,839
238,700	*	Hub Group, Inc (Class A)			10,932,460
197,000		Marten Transport Ltd			4,267,020
304,100	*	Radiant Logistics, Inc			1,639,099
36,773		Universal Truckload Services, Inc			693,355
		TOTAL TRANSPORTATION			41,140,774

UTILITIES - 3.2%
329,300		Avista Corp			15,816,279
82,103		Black Hills Corp			6,472,180
208,991		Clearway Energy, Inc (Class A)			3,588,375
503,400	d	Portland General Electric Co			28,633,392
246,290		Southwest Gas Corp			21,501,117
185,200		Spire, Inc			15,567,912
56,579		Unitil Corp			3,523,174
		TOTAL UTILITIES			95,102,429

		TOTAL COMMON STOCKS			2,918,463,036
		(Cost $2,712,293,542)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 4.0%

GOVERNMENT AGENCY DEBT - 0.9%
$27,940,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	27,940,000
		TOTAL GOVERNMENT AGENCY DEBT			27,940,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.1%
90,417,346	c	State Street Navigator Securities Lending Government Money Market Portfolio			90,417,346
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			90,417,346

		TOTAL SHORT-TERM INVESTMENTS			118,357,346
		(Cost $118,357,346)
		TOTAL INVESTMENTS - 103.1%			3,036,820,382
		(Cost $2,830,650,888)
		OTHER ASSETS & LIABILITIES, NET - (3.1)%			(92,965,960)
		NET ASSETS - 100.0%			$2,943,854,422
50

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $107,851,888.
h	All or a portion of these securities were purchased on a delayed delivery basis.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	240	12/20/19	$18,416,772	$18,760,800	$344,028

51

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

TIAA-CREF FUNDS

QUANT SMALL/MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.4%
39,200		Adient plc	$830,648
53,864	*	Stoneridge, Inc	1,663,320
		TOTAL AUTOMOBILES & COMPONENTS	2,493,968

BANKS - 8.3%
65,452		Bank of NT Butterfield & Son Ltd	2,156,643
41,900		BankUnited	1,437,170
53,300		Berkshire Hills Bancorp, Inc	1,653,899
33,871		Cathay General Bancorp	1,204,792
65,538		Central Pacific Financial Corp	1,895,359
38,785		ConnectOne Bancorp, Inc	941,700
61,271		East West Bancorp, Inc	2,629,751
35,180		Essent Group Ltd	1,832,526
402,087		First Bancorp	4,229,955
2,100		First Citizens Bancshares, Inc (Class A)	1,033,032
96,149		First Hawaiian, Inc	2,627,752
150,700		First Horizon National Corp	2,406,679
51,029		Great Western Bancorp, Inc	1,779,381
33,461		Hancock Holding Co	1,304,979
56,081		Heritage Commerce Corp	674,094
82,500		Hilltop Holdings, Inc	1,927,200
14,958		HomeTrust Bancshares, Inc	399,379
149,800		MGIC Investment Corp	2,053,758
80,685		National Bank Holdings Corp	2,775,564
207,000		New York Community Bancorp, Inc	2,411,550
82,700	*	NMI Holdings, Inc	2,418,975
99,867		OFG Bancorp	2,028,299
14,959		Peoples Bancorp, Inc	489,309
144,500		People’s United Financial, Inc	2,336,565
51,704		Popular, Inc	2,815,800
94,599		TFS Financial Corp	1,821,977
68,605	*	The Bancorp, Inc	747,795
23,740		Trico Bancshares	893,336
45,318		United Financial Bancorp, Inc	639,890
13,142		Wintrust Financial Corp	838,722
38,983		WSFS Financial Corp	1,643,913
57,786		Zions Bancorporation	2,800,887
		TOTAL BANKS	56,850,631

CAPITAL GOODS - 12.6%
64,949		Advanced Drainage Systems, Inc	2,404,412
56,800	*	Aecom Technology Corp	2,272,568
16,663		Albany International Corp (Class A)	1,399,359
33,951		Allegion plc	3,939,674
63,048		Allison Transmission Holdings, Inc	2,749,523
52

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

33,000	*	Astronics Corp	$955,020
101,203	*	Atkore International Group, Inc	3,511,744
36,977		AZZ, Inc	1,434,338
108,300	*	BMC Stock Holdings, Inc	2,923,017
149,226	*	Builders FirstSource, Inc	3,374,000
20,500		Carlisle Cos, Inc	3,121,535
19,952		Comfort Systems USA, Inc	1,005,780
22,658		Curtiss-Wright Corp	3,064,495
53,744		EMCOR Group, Inc	4,713,886
27,600		EnPro Industries, Inc	1,919,580
63,562		Federal Signal Corp	2,061,951
37,100		Flowserve Corp	1,811,964
86,825	*	Foundation Building Materials, Inc	1,614,077
64,300	*	GMS, Inc	1,926,428
77,996		Graco, Inc	3,525,419
132,580	*	Harsco Corp	2,687,397
19,702		HEICO Corp (Class A)	1,877,010
17,503		IDEX Corp	2,722,242
71,530		ITT, Inc	4,252,459
35,100	*	Mastec, Inc	2,209,194
69,079	*	Meritor, Inc	1,521,810
20,868		Moog, Inc (Class A)	1,746,860
67,760	*	MRC Global, Inc	769,754
40,941	*	MYR Group, Inc	1,408,780
35,051		Primoris Services Corp	716,442
66,228		Quanta Services, Inc	2,784,887
28,556		Spirit Aerosystems Holdings, Inc (Class A)	2,336,452
45,533	*	SPX Corp	2,073,573
47,134	*	Thermon Group Holdings	1,123,203
96,195		Universal Forest Products, Inc	4,844,380
36,865	*	Vectrus, Inc	1,685,099
19,349		Watts Water Technologies, Inc (Class A)	1,804,294
		TOTAL CAPITAL GOODS	86,292,606

COMMERCIAL & PROFESSIONAL SERVICES - 2.4%
21,215		Brady Corp (Class A)	1,195,253
41,192		Insperity, Inc	4,351,111
75,834		Kforce, Inc	3,102,369
28,843		Kimball International, Inc (Class B)	587,243
60,380		Robert Half International, Inc	3,457,963
38,563	*	SP Plus Corp	1,703,328
29,342		Systemax, Inc	634,961
32,185	*	TriNet Group, Inc	1,705,483
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	16,737,711

CONSUMER DURABLES & APPAREL - 3.7%
9,636	*	Cavco Industries, Inc	1,846,739
284,500	*,e	GoPro, Inc	1,183,520
63,600		Kontoor Brands, Inc	2,416,800
8,143	*	Lululemon Athletica, Inc	1,663,371
47,904	*	Malibu Boats, Inc	1,562,628
10,259	*	Meritage Homes Corp	739,571
171,200		Newell Rubbermaid, Inc	3,247,664
779	*	NVR, Inc	2,832,904
53

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

26,400		Polaris Industries, Inc	$2,604,360
40,813		Pulte Homes, Inc	1,601,502
74,800	*	Skechers U.S.A., Inc (Class A)	2,795,276
104,360	*	Skyline Corp	2,946,083
		TOTAL CONSUMER DURABLES & APPAREL	25,440,418

CONSUMER SERVICES - 4.3%
60,400		ARAMARK Holdings Corp	2,643,104
22,596	*	Bright Horizons Family Solutions	3,355,958
82,548	*	Career Education Corp	1,168,880
36,900		Dunkin Brands Group, Inc	2,901,078
114,536		Extended Stay America, Inc	1,627,557
53,546	*	frontdoor, Inc	2,582,524
26,400		Jack in the Box, Inc	2,218,128
57,007	*	K12, Inc	1,128,168
43,200	*	Planet Fitness, Inc	2,750,112
51,259	*	Regis Corp	1,055,935
79,657	*	Scientific Games Corp (Class A)	1,910,971
45,155	*	ServiceMaster Global Holdings, Inc	1,823,359
13,885		Strategic Education, Inc	1,708,272
15,800		Wingstop, Inc	1,318,194
49,400	*	WW International Inc	1,722,578
		TOTAL CONSUMER SERVICES	29,914,818

DIVERSIFIED FINANCIALS - 4.5%
79,460		Artisan Partners Asset Management, Inc	2,173,231
152,759		Brightsphere Investment Group, Inc	1,500,093
87,127	*	Cannae Holdings, Inc	2,544,108
20,900		Cohen & Steers, Inc	1,367,696
23,000		Evercore Partners, Inc (Class A)	1,693,720
33,800		Federated Investors, Inc (Class B)	1,079,572
22,437		FirstCash, Inc	1,893,459
28,007	*	INTL FCStone, Inc	1,120,280
89,372		Ladder Capital Corp	1,543,455
137,485		Ladenburg Thalmann Financial Services, Inc	310,716
66,852		LPL Financial Holdings, Inc	5,404,315
11,500		MarketAxess Holdings, Inc	4,238,785
15,219		Morningstar, Inc	2,463,043
62,416		OneMain Holdings, Inc	2,496,640
2,000		Vanguard Small-Cap ETF	312,860
		TOTAL DIVERSIFIED FINANCIALS	30,141,973

ENERGY - 2.6%
106,729		Archrock, Inc	1,028,867
32,240	*	Bonanza Creek Energy, Inc	574,517
31,500		Brigham Minerals, Inc	601,335
485,911	*	Clean Energy Fuels Corp	1,093,300
60,846	*	Exterran Corp	770,919
341,382		Kosmos Energy Ltd	2,116,568
264,608	*	NexTier Oilfield Solutions, Inc	1,143,107
142,135		Parsley Energy, Inc	2,247,154
66,700		PBF Energy, Inc	2,153,076
54

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

105,820	*	Renewable Energy Group, Inc	$1,729,099
57,100		Scorpio Tankers, Inc	1,816,351
65,545		World Fuel Services Corp	2,737,815
		TOTAL ENERGY	18,012,108

FOOD & STAPLES RETAILING - 1.1%
60,090	*	Performance Food Group Co	2,560,435
87,493		Spartan Stores, Inc	1,145,721
97,395	*	US Foods Holding Corp	3,863,659
		TOTAL FOOD & STAPLES RETAILING	7,569,815

FOOD, BEVERAGE & TOBACCO - 1.1%
37,600	*	Freshpet, Inc	1,964,976
115,100	*	Hostess Brands, Inc	1,470,978
21,600		Ingredion, Inc	1,706,400
98,485	*	Simply Good Foods Co	2,416,822
		TOTAL FOOD, BEVERAGE & TOBACCO	7,559,176

HEALTH CARE EQUIPMENT & SERVICES - 5.0%
9,191	*	DexCom, Inc	1,417,620
60,443		Encompass Health Corp	3,869,561
35,233		Hill-Rom Holdings, Inc	3,688,543
16,500	*	Insulet Corp	2,397,780
18,452	*	Integer Holding Corp	1,428,923
34,200	*	Integra LifeSciences Holdings Corp	1,985,652
20,771	*	iRhythm Technologies, Inc	1,387,918
30,000	*	Molina Healthcare, Inc	3,529,200
26,574	*	Orthofix International NV	1,116,905
41,160	*	Providence Service Corp	2,628,889
81,700	*	Select Medical Holdings Corp	1,488,574
28,700	*,e	Silk Road Medical Inc	950,544
23,055		STERIS plc	3,263,896
34,600	*	Tactile Systems Technology, Inc	1,571,532
30,700	*	Tandem Diabetes Care, Inc	1,890,506
12,556	*	Veeva Systems, Inc	1,780,818
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	34,396,861

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
38,600	*	elf Beauty, Inc	648,480
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	648,480

INSURANCE - 4.8%
85,561		American Equity Investment Life Holding Co	2,111,646
31,714		American Financial Group, Inc	3,299,524
26,200		Argo Group International Holdings Ltd	1,620,994
22,831		Assurant, Inc	2,878,304
50,400		Assured Guaranty Ltd	2,364,768
49,596		Axis Capital Holdings Ltd	2,947,490
7,260		Erie Indemnity Co (Class A)	1,337,800
41,000		First American Financial Corp	2,532,980
31,600		Kemper Corp	2,271,408
34,397		Mercury General Corp	1,653,120
50,864		ProAssurance Corp	1,994,886
55

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

17,593		Reinsurance Group of America, Inc (Class A)	$2,858,335
31,200		Selective Insurance Group, Inc	2,156,544
2,386		White Mountains Insurance Group Ltd	2,555,406
		TOTAL INSURANCE	32,583,205

MATERIALS - 5.1%
87,000	*	Alcoa Corp	1,808,730
27,465		American Vanguard Corp	383,961
17,763		Avery Dennison Corp	2,271,177
108,230	*	Axalta Coating Systems Ltd	3,191,703
66,741		Boise Cascade Co	2,387,325
37,541		Carpenter Technology Corp	1,840,260
83,100		CF Industries Holdings, Inc	3,768,585
158,700		Graphic Packaging Holding Co	2,485,242
6,500		Innospec, Inc	593,840
32,100		Materion Corp	1,824,564
77,000		PolyOne Corp	2,467,850
17,570		Reliance Steel & Aluminum Co	2,038,823
9,893		Royal Gold, Inc	1,142,048
22,000		Scotts Miracle-Gro Co (Class A)	2,208,580
80,200		Silgan Holdings, Inc	2,467,754
74,900		Steel Dynamics, Inc	2,273,964
23,600		WR Grace and Co	1,568,220
		TOTAL MATERIALS	34,722,626

MEDIA & ENTERTAINMENT - 1.5%
31,607	*	AMC Networks, Inc	1,376,485
4,723	*	IAC/InterActiveCorp	1,073,301
77,797	*	Liberty Latin America Ltd (Class A)	1,454,026
76,200	*	Liberty Media Group (Class C)	3,238,500
130,189	*	Liberty TripAdvisor Holdings, Inc	1,256,324
41,100		Lions Gate Entertainment Corp (Class B)	307,839
38,800	*	Yelp, Inc	1,338,988
		TOTAL MEDIA & ENTERTAINMENT	10,045,463

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.1%
49,200	*	Acadia Pharmaceuticals, Inc	2,086,572
147,312	*	Akebia Therapeutics, Inc	549,474
7,825	*	Alnylam Pharmaceuticals, Inc	678,741
121,056	*,e	AMAG Pharmaceuticals, Inc	1,174,848
167,563	*	Amicus Therapeutics, Inc	1,412,556
11,121	*	ANI Pharmaceuticals, Inc	868,661
14,311	*	Bio-Rad Laboratories, Inc (Class A)	4,745,814
10,796		Bio-Techne Corp	2,247,403
2,219	*	Bluebird Bio, Inc	179,739
105,669		Bruker BioSciences Corp	4,702,271
20,505	*	Charles River Laboratories International, Inc	2,665,240
141,373	*	Halozyme Therapeutics, Inc	2,165,834
94,257	*	Horizon Pharma plc	2,724,970
16,800	*	Jazz Pharmaceuticals plc	2,110,584
41,200	*	Natera, Inc	1,587,024
30,468	*	Neurocrine Biosciences, Inc	3,031,261
56

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

39,585	*	Pacira Pharmaceuticals, Inc	$1,602,797
25,978		Phibro Animal Health Corp	622,433
29,200	*	PRA Health Sciences, Inc	2,853,132
69,500	*	Radius Health, Inc	1,976,580
13,989	*,e	Sarepta Therapeutics, Inc	1,161,926
42,460	*	Seattle Genetics, Inc	4,560,204
22,853	*	United Therapeutics Corp	2,053,114
42,600	*	Veracyte, Inc	976,818
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	48,737,996

REAL ESTATE - 11.3%
51,300		Acadia Realty Trust	1,435,374
77,900		Alexander & Baldwin, Inc	1,831,429
3,177		American Assets Trust, Inc	155,546
63,721		American Campus Communities, Inc	3,184,776
57,500		Apartment Investment & Management Co	3,155,600
47,015		Camden Property Trust	5,377,106
122,349		Columbia Property Trust, Inc	2,510,602
97,200		CoreCivic, Inc	1,483,272
70,584		Douglas Emmett, Inc	3,057,699
116,802		Duke Realty Corp	4,104,422
72,866		Equity Commonwealth	2,344,828
44,712		First Industrial Realty Trust, Inc	1,882,822
80,800		Gaming and Leisure Properties, Inc	3,261,088
50,438		Getty Realty Corp	1,691,691
114,230		Healthcare Trust of America, Inc	3,541,130
63,400		Hudson Pacific Properties	2,277,328
86,733		Kennedy-Wilson Holdings, Inc	1,995,726
66,419		Liberty Property Trust	3,923,370
74,514		Mack-Cali Realty Corp	1,596,090
142,000		Medical Properties Trust, Inc	2,943,660
32,012		NexPoint Residential Trust, Inc	1,561,225
70,714		Omega Healthcare Investors, Inc	3,114,245
106,610		Outfront Media, Inc	2,804,909
9,666		PS Business Parks, Inc	1,745,196
48,624		Regency Centers Corp	3,269,478
216,008		Retail Properties of America, Inc	2,972,270
15,651		RMR Group, Inc	757,508
74,727		STAG Industrial, Inc	2,319,526
32,891		Sun Communities, Inc	5,349,721
67,500		Weingarten Realty Investors	2,141,775
		TOTAL REAL ESTATE	77,789,412

RETAILING - 3.2%
29,200	*	Autonation, Inc	1,484,820
13,600	*	Burlington Stores, Inc	2,613,512
15,500	*,e	Carvana Co	1,256,740
51,148		Citi Trends, Inc	912,992
85,467		Core-Mark Holding Co, Inc	2,608,453
50,151	*	Etsy, Inc	2,231,218
65,147	*	Lands’ End, Inc	786,324
49,800	*	RealReal, Inc	1,150,878
16,900	*,e	RH	3,070,730
46,184	*	Sleep Number Corp	2,222,374
57

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

51,400		Sonic Automotive, Inc (Class A)	$1,656,622
63,109	*	Zumiez, Inc	2,013,808
		TOTAL RETAILING	22,008,471

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
71,109	*	Advanced Micro Devices, Inc	2,412,728
40,100	*,e	Impinj, Inc	1,319,090
115,120	*	Lattice Semiconductor Corp	2,255,201
104,070		Marvell Technology Group Ltd	2,538,267
292,478	*	NeoPhotonics Corp Ltd	1,924,505
72,000		Teradyne, Inc	4,407,840
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	14,857,631

SOFTWARE & SERVICES - 9.2%
62,403	*	A10 Networks, Inc	463,654
56,600		Amdocs Ltd	3,690,320
41,500	*	Anaplan, Inc	1,958,800
34,200	*	Avalara, Inc	2,428,200
64,663	*	Black Knight, Inc	4,151,364
47,000		Booz Allen Hamilton Holding Co	3,307,390
12,716	*	CACI International, Inc (Class A)	2,845,205
26,700	*	Elastic NV	1,922,667
205,091	*	Everi Holdings, Inc	2,063,216
59,293		EVERTEC, Inc	1,813,773
40,383	*	Five9, Inc	2,241,660
90,232		Genpact Ltd	3,534,387
40,875		Hackett Group, Inc	691,196
215,421	*	Limelight Networks, Inc	909,077
76,494	*	Model N, Inc	2,278,756
26,581	*	Paylocity Holding Corp	2,727,211
39,697		Pegasystems, Inc	2,985,612
122,140		Perspecta, Inc	3,241,596
58,182		Progress Software Corp	2,320,298
20,906	*	Proofpoint, Inc	2,411,925
23,788	*	RingCentral, Inc	3,842,238
129,693		Sabre Corp	3,045,192
49,468	*	SPS Commerce, Inc	2,610,426
92,688	*	SVMK, Inc	1,705,459
19,560	*	Trade Desk, Inc	3,927,648
		TOTAL SOFTWARE & SERVICES	63,117,270

TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
65,655		Avnet, Inc	2,597,312
77,100	*	Ciena Corp	2,861,952
158,954	*	Harmonic, Inc	1,236,662
51,760	*	Insight Enterprises, Inc	3,177,029
38,800	*	Itron, Inc	2,958,888
101,760		Jabil Circuit, Inc	3,746,803
14,685	*	Keysight Technologies, Inc	1,481,863
74,200	*	Knowles Corp	1,601,236
27,100		MTS Systems Corp	1,530,608
58,100		National Instruments Corp	2,404,759
58

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

69,266	*	Sanmina Corp	$2,128,544
23,800		Synnex Corp	2,802,212
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	28,527,868

TELECOMMUNICATION SERVICES - 0.7%
23,945		Telephone & Data Systems, Inc	624,725
96,940	*	Vonage Holdings Corp	947,104
97,427	*	Zayo Group Holdings, Inc	3,326,158
		TOTAL TELECOMMUNICATION SERVICES	4,897,987

TRANSPORTATION - 2.1%
63,442	*	Echo Global Logistics, Inc	1,263,130
27,182		Forward Air Corp	1,880,179
82,003	*	Hub Group, Inc (Class A)	3,755,737
27,939		Landstar System, Inc	3,161,298
69,449		Marten Transport Ltd	1,504,266
126,329	*	Radiant Logistics, Inc	680,913
36,867		Skywest, Inc	2,195,430
		TOTAL TRANSPORTATION	14,440,953

UTILITIES - 2.5%
75,492		Clearway Energy, Inc (Class A)	1,296,198
108,600		NRG Energy, Inc	4,357,032
26,960		ONE Gas, Inc	2,502,966
7,091		Pinnacle West Capital Corp	667,405
50,794		Portland General Electric Co	2,889,163
199,912		Vistra Energy Corp	5,403,621
		TOTAL UTILITIES	17,116,385

		TOTAL COMMON STOCKS	684,903,832
		(Cost $588,579,409)

SHORT-TERM INVESTMENTS - 0.6%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
4,308,931	c	State Street Navigator Securities Lending Government Money Market Portfolio	4,308,931
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	4,308,931

		TOTAL SHORT-TERM INVESTMENTS	4,308,931
		(Cost $4,308,931)
		TOTAL INVESTMENTS - 100.5%	689,212,763
		(Cost $592,888,340)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%	(3,738,261)
		NET ASSETS - 100.0%	$685,474,502

Abbreviation(s):
ETF Exchange Traded Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $8,213,932.
59

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.5%
55,976		Aptiv plc	$5,012,651
12,746		BorgWarner, Inc	531,253
17,274	*	Cooper-Standard Holding, Inc	550,350
66,583		Harley-Davidson, Inc	2,590,745
22,556	*	Modine Manufacturing Co	257,815
39,858	*	Tesla, Inc	12,552,081
		TOTAL AUTOMOBILES & COMPONENTS	21,494,895

BANKS - 5.1%
1,694		Ameris Bancorp	72,588
26,689		Associated Banc-Corp	536,716
47,422		Bank OZK	1,330,661
3,518		Banner Corp	189,902
339,486		BB&T Corp	18,009,732
17,500		Berkshire Hills Bancorp, Inc	543,025
6,267		Brookline Bancorp, Inc	98,392
8,221		Bryn Mawr Bank Corp	313,302
1,799		Cadence BanCorp	27,669
3,985		Camden National Corp	176,575
674,774		Citigroup, Inc	48,489,260
402,083		Citizens Financial Group, Inc	14,137,238
440		Columbia Banking System, Inc	17,292
108,335		Comerica, Inc	7,087,276
321		Commerce Bancshares, Inc	20,660
1,572		Community Trust Bancorp, Inc	68,869
3,270		Cullen/Frost Bankers, Inc	294,562
46,110	*	Customers Bancorp, Inc	1,087,274
5,222	*	Equity Bancshares, Inc	144,963
12,542		Federal Agricultural Mortgage Corp (Class C)	1,062,182
288,180		Fifth Third Bancorp	8,380,274
10,587		First Busey Corp	279,179
2,352		First Financial Corp	103,182
44,108		First Republic Bank	4,691,327
1,130		FNB Corp	13,628
540		Glacier Bancorp, Inc	22,853
1,279		Hancock Holding Co	49,881
37,292		Hanmi Financial Corp	717,871
8,920		Heartland Financial USA, Inc	417,278
3,902		Heritage Financial Corp	107,422
19,184	*	HomeStreet, Inc	575,712
13,122		HomeTrust Bancshares, Inc	350,357
285,811		Huntington Bancshares, Inc	4,038,509
5,708		Investors Bancorp, Inc	68,781
15,606		Kearny Financial Corp	218,952
613,332		Keycorp	11,021,576
24,031		Live Oak Bancshares, Inc	436,163
60

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

90,129		M&T Bank Corp	$14,107,892
17,553		MGIC Investment Corp	240,652
15,374	*	Mr Cooper Group, Inc	196,787
11,344		National Bank Holdings Corp	390,234
310		NBT Bancorp, Inc	12,322
69,768		New York Community Bancorp, Inc	812,797
22,664		Northfield Bancorp, Inc	385,515
29,937		OFG Bancorp	608,020
5,748		Old Line Bancshares, Inc	168,301
7,838		Old National Bancorp	141,045
21,559		Opus Bank	534,448
16,485		PacWest Bancorp	609,780
982		People’s United Financial, Inc	15,879
53,702		Pinnacle Financial Partners, Inc	3,158,752
226,186		PNC Financial Services Group, Inc	33,181,486
36,221		Popular, Inc	1,972,596
682,855		Regions Financial Corp	10,993,966
5,811		Signature Bank	687,558
6,239		Sterling Bancorp/DE	122,596
12,826		Stock Yards Bancorp, Inc	512,270
14,234	*	SVB Financial Group	3,152,546
1,879	*	Texas Capital Bancshares, Inc	101,579
10,055		TFS Financial Corp	193,659
17,614	*	The Bancorp, Inc	191,993
3,796		Trico Bancshares	142,843
31,975	*	Tristate Capital Holdings, Inc	739,262
350		Trustmark Corp	12,012
2,167		UMB Financial Corp	141,418
650		Umpqua Holdings Corp	10,283
3,046		United Bankshares, Inc	120,439
10,303		Univest Corp of Pennsylvania	265,302
631,842		US Bancorp	36,027,631
3,230		Webster Financial Corp	142,443
1,553	e	Westamerica Bancorporation	102,529
13,557		Western Alliance Bancorp	668,767
230		Wintrust Financial Corp	14,679
684		WSFS Financial Corp	28,844
55,123		Zions Bancorporation	2,671,812
		TOTAL BANKS	238,782,020

CAPITAL GOODS - 7.2%
213,347		3M Co	35,200,122
954		Acuity Brands, Inc	119,050
16,472	*	Aegion Corp	356,948
3,315		Air Lease Corp	145,794
32,009		Aircastle Ltd	871,285
23,720		Argan, Inc	897,802
33,949	*	Armstrong Flooring, Inc	208,447
40,971	*	Astronics Corp	1,185,701
52,363	*	Axon Enterprise, Inc	2,677,320
46,198		Barnes Group, Inc	2,700,273
419	*	Beacon Roofing Supply, Inc	13,006
68,472		Briggs & Stratton Corp	504,639
46,759	*	Builders FirstSource, Inc	1,057,221
61

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

17,565		Carlisle Cos, Inc	$2,674,623
186,879		Caterpillar, Inc	25,751,926
1,817		Cubic Corp	133,986
35,835		Cummins, Inc	6,180,821
72,422		Curtiss-Wright Corp	9,795,075
99,550		Deere & Co	17,335,637
16,298		Dover Corp	1,693,199
198,642		Eaton Corp	17,303,705
1,365		EMCOR Group, Inc	119,724
119,034		Fastenal Co	4,278,082
99,730		Fortive Corp	6,881,370
300		GATX Corp	23,865
245		Granite Construction, Inc	5,767
66,678		HEICO Corp	8,224,065
130,506		HEICO Corp (Class A)	12,433,307
28,146	*	Herc Holdings, Inc	1,245,742
84,923		Hexcel Corp	6,336,954
1,801		IDEX Corp	280,110
160,575		Illinois Tool Works, Inc	27,069,733
69,059		Ingersoll-Rand plc	8,762,896
317,614		Johnson Controls International plc	13,762,215
25,825	*	Lydall, Inc	505,395
171,085		Masco Corp	7,912,681
55,712	*	Mercury Systems, Inc	4,103,746
23,535		Moog, Inc (Class A)	1,970,115
3,829	*	MYR Group, Inc	131,756
6,412		Owens Corning, Inc	392,927
116,288		PACCAR, Inc	8,844,865
47,521		Parker-Hannifin Corp	8,719,628
96,651	*,e	Plug Power, Inc	256,125
46,206		Quanta Services, Inc	1,942,962
37,955		Rockwell Automation, Inc	6,527,880
36,980		Roper Industries, Inc	12,460,781
2,611		Rush Enterprises, Inc (Class A)	114,075
33,429	*	Sensata Technologies Holding plc	1,711,230
9,292		Snap-On, Inc	1,511,530
160,593		Spirit Aerosystems Holdings, Inc (Class A)	13,139,719
18,065		Stanley Black & Decker, Inc	2,733,776
45,543	*	Teledyne Technologies, Inc	15,010,973
10,913	*	Titan Machinery, Inc	181,156
30,585		TransDigm Group, Inc	16,096,274
19,636	*	Trimas Corp	634,636
30,230	*	United Rentals, Inc	4,037,821
19,303	*	Veritiv Corp	263,293
13,236		W.W. Grainger, Inc	4,087,806
1,174		Wabash National Corp	16,741
1,565	*	WABCO Holdings, Inc	210,680
83,851	*	Wesco Aircraft Holdings, Inc	924,038
1,355	*	WESCO International, Inc	67,953
36,655		Woodward Governor Co	3,909,622
36,530		Xylem, Inc	2,801,486
		TOTAL CAPITAL GOODS	337,452,080
62

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
540		ABM Industries, Inc	$19,688
9,872		ACCO Brands Corp	90,329
3,342		Cintas Corp	897,895
76,551	*	Copart, Inc	6,326,175
650		Covanta Holding Corp	9,386
4,232		Exponent, Inc	268,859
4,282		Heidrick & Struggles International, Inc	121,866
8,866	*	Huron Consulting Group, Inc	586,397
4,156		ICF International, Inc	356,128
262,982	*	IHS Markit Ltd	18,414,000
12,692		Insperity, Inc	1,340,656
12,845		Kelly Services, Inc (Class A)	308,408
5,758		Kimball International, Inc (Class B)	117,233
590		Knoll, Inc	15,776
10,228		Manpower, Inc	929,930
22,070	*	Mistras Group, Inc	342,085
430		Mobile Mini, Inc	16,177
4,735		Nielsen NV	95,457
970	*	On Assignment, Inc	61,682
39,339		Quad Graphics, Inc	178,206
19,611		Resources Connection, Inc	287,301
52,605		Robert Half International, Inc	3,012,688
1,210		Steelcase, Inc (Class A)	21,139
33,675	*	Team, Inc	611,538
120,100		TransUnion	9,922,662
2,825	*	TriNet Group, Inc	149,697
14,026		Verisk Analytics, Inc	2,029,562
2,208		Viad Corp	134,732
145,676		Waste Management, Inc	16,346,304
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	63,011,956

CONSUMER DURABLES & APPAREL - 1.4%
13,930		Callaway Golf Co	281,665
595	*	Capri Holdings Ltd	18,487
22,010	*	Century Communities, Inc	664,042
396		Columbia Sportswear Co	35,818
490		Ethan Allen Interiors, Inc	9,658
17,067	*	Fossil Group, Inc	185,689
9,306	*	Green Brick Partners, Inc	93,711
53,158		Hanesbrands, Inc	808,533
258		Hasbro, Inc	25,106
2,202	*	Helen of Troy Ltd	329,772
8,726		Hooker Furniture Corp	206,544
12,394	*,e	iRobot Corp	595,656
103,005		Lennar Corp (Class A)	6,139,098
10,411	*,e	LGI Homes, Inc	817,055
12,186	*	Lululemon Athletica, Inc	2,489,234
7,028	*	Meritage Homes Corp	506,649
17,259	*	Mohawk Industries, Inc	2,474,595
1,458		Movado Group, Inc	37,981
82,480		Newell Rubbermaid, Inc	1,564,646
392,949		Nike, Inc (Class B)	35,188,583
642	*	NVR, Inc	2,334,691
63

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

15,981		Pulte Homes, Inc	$627,094
1,614		PVH Corp	140,676
80,428	*	Under Armour, Inc (Class A)	1,660,838
43,299	*	Under Armour, Inc (Class C)	801,031
4,706	*	Unifi, Inc	128,474
74,386		VF Corp	6,121,224
9,044		Whirlpool Corp	1,375,773
		TOTAL CONSUMER DURABLES & APPAREL	65,662,323

CONSUMER SERVICES - 2.1%
22,013	*	American Public Education, Inc	478,122
43,236		ARAMARK Holdings Corp	1,892,007
93,565		BBX Capital Corp	418,236
30,288	*	Bright Horizons Family Solutions	4,498,374
27,978		Carriage Services, Inc	720,713
5,410	*	Chipotle Mexican Grill, Inc (Class A)	4,209,846
34,975		Choice Hotels International, Inc	3,094,588
33,819		Darden Restaurants, Inc	3,796,859
320		Dine Brands Global Inc.	23,408
3,953		Domino’s Pizza, Inc	1,073,714
36,071	*	El Pollo Loco Holdings, Inc	419,145
12,999	*	frontdoor, Inc	626,942
1,438		Graham Holdings Co	905,451
36,675		H&R Block, Inc	916,508
151,991		Hilton Worldwide Holdings, Inc	14,737,047
124,035	*	Houghton Mifflin Harcourt Co	801,266
17,475		Marriott Vacations Worldwide Corp	1,921,027
48,569	*,e	Noodles & Co	258,873
81,138	*	Norwegian Cruise Line Holdings Ltd	4,118,565
22,069	*	Red Robin Gourmet Burgers, Inc	673,104
76,543		Royal Caribbean Cruises Ltd	8,330,175
79,942		Service Corp International	3,635,762
25,999	*	ServiceMaster Global Holdings, Inc	1,049,840
3,350		Six Flags Entertainment Corp	141,337
448,236		Starbucks Corp	37,902,836
9,266		Vail Resorts, Inc	2,153,140
13,138	*	WW International Inc	458,122
		TOTAL CONSUMER SERVICES	99,255,007

DIVERSIFIED FINANCIALS - 5.9%
58,449		Ally Financial, Inc	1,790,293
255,222		American Express Co	29,932,436
26,292		Ameriprise Financial, Inc	3,967,200
359,835		Bank of New York Mellon Corp	16,822,286
49,759		BlackRock, Inc	22,973,730
105,054		Capstead Mortgage Corp	812,067
426,206		Charles Schwab Corp	17,350,846
90,791		Chimera Investment Corp	1,839,426
137,585		CME Group, Inc	28,308,114
280		Cohen & Steers, Inc	18,323
182,870		Discover Financial Services	14,677,146
38,425		Dynex Capital, Inc	620,948
26,410		E*TRADE Financial Corp	1,103,674
64

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

8,872		Factset Research Systems, Inc	$2,249,229
77,683		Franklin Resources, Inc	2,140,167
9,333	*	Green Dot Corp	269,164
325,193		IntercontinentalExchange Group, Inc	30,672,204
165,102		Invesco Ltd	2,777,016
4,700		Invesco Mortgage Capital, Inc	73,978
24,238		Legg Mason, Inc	903,108
42,240		Moody’s Corp	9,321,946
607,957		Morgan Stanley	27,996,420
22,879		NASDAQ OMX Group, Inc	2,282,638
14,006	*,†	NewStar Financial, Inc	3,382
119,931		Northern Trust Corp	11,954,722
86,595	*	On Deck Capital, Inc	386,214
5,668	*	PRA Group, Inc	192,315
31,561		Redwood Trust, Inc	515,707
119,778		S&P Global, Inc	30,901,526
47,592		Starwood Property Trust, Inc	1,170,763
123,600		State Street Corp	8,166,252
52,574		T Rowe Price Group, Inc	6,088,069
25,591		Voya Financial, Inc	1,380,890
		TOTAL DIVERSIFIED FINANCIALS	279,662,199

ENERGY - 4.1%
147,313		Apache Corp	3,190,800
191,531		Baker Hughes a GE Co	4,098,763
43,112	*,e	California Resources Corp	240,996
293,856	*,e	Callon Petroleum Co	1,116,653
83,614	*	Cheniere Energy, Inc	5,146,442
25,722		Cimarex Energy Co	1,085,983
521,862		ConocoPhillips	28,806,782
49,198	*,e	Covia Holdings Corp	67,893
18,082		Delek US Holdings, Inc	722,376
788,659	*,e	Denbury Resources, Inc	787,161
150,700	*	Devon Energy Corp	3,056,196
99,802		EQT Corp	1,071,873
17,193		Equitrans Midstream Corp	239,327
16,785	*	Exterran Corp	212,666
127,354	*	Forum Energy Technologies, Inc	147,731
67,171		Green Plains Renewable Energy, Inc	828,218
163,726	*,e	Gulfport Energy Corp	455,977
32,275	*	Helix Energy Solutions Group, Inc	277,242
75,067		Hess Corp	4,935,655
1,317,161		Kinder Morgan, Inc	26,316,877
24,707		Kosmos Energy Ltd	153,183
302,913	*	Laredo Petroleum Holdings, Inc	714,875
363,636		Marathon Oil Corp	4,192,723
14,654	*	Matrix Service Co	274,909
182,488		National Oilwell Varco, Inc	4,127,879
58,596	*	Newpark Resources, Inc	351,576
39,082	*	NexTier Oilfield Solutions, Inc	168,835
215,508		Noble Energy, Inc	4,150,684
539,989	*	Oasis Petroleum, Inc	1,409,371
340,807		Occidental Petroleum Corp	13,802,684
12,097	*	Oceaneering International, Inc	171,294
65

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

422	*	Oil States International, Inc	$6,022
159,210		ONEOK, Inc	11,117,634
57,267		Parsley Energy, Inc	905,391
25,647		PBF Energy, Inc	827,885
35,259	*	PDC Energy, Inc	703,417
63,027		Pioneer Natural Resources Co	7,753,582
217,224		Questar Market Resources, Inc	723,356
171,421	e	Range Resources Corp	690,827
45,154	*,e	Renewable Energy Group, Inc	737,816
689,644		Schlumberger Ltd	22,544,462
13,165	*	Select Energy Services, Inc	100,054
187,821		SM Energy Co	1,472,517
169,358	*	Southwestern Energy Co	347,184
13,397		Targa Resources Investments, Inc	520,875
16,527	*,e	Tellurian, Inc	131,720
188,556	*	Tetra Technologies, Inc	320,545
17,909	*	Tidewater, Inc	290,663
22,379	e	US Silica Holdings, Inc	99,810
217,050		Valero Energy Corp	21,049,509
389,721		Williams Cos, Inc	8,694,676
		TOTAL ENERGY	191,361,569

FOOD & STAPLES RETAILING - 0.7%
35,243		Casey’s General Stores, Inc	6,019,857
40,533	*	Chefs’ Warehouse Holdings, Inc	1,342,656
37,095		Pricesmart, Inc	2,748,739
59,184		Spartan Stores, Inc	775,014
201,369	*	Sprouts Farmers Market, Inc	3,908,572
82,492	*	United Natural Foods, Inc	618,690
373,950	*	US Foods Holding Corp	14,834,597
14,051		Weis Markets, Inc	540,823
		TOTAL FOOD & STAPLES RETAILING	30,788,948

FOOD, BEVERAGE & TOBACCO - 3.2%
43,780		Bunge Ltd	2,364,120
75,680	e	Campbell Soup Co	3,504,741
1,008,477		Coca-Cola Co	54,891,403
8,656	*	Farmer Bros Co	111,057
35,985		Fresh Del Monte Produce, Inc	1,147,922
293,327		General Mills, Inc	14,918,611
3,800	*	Hain Celestial Group, Inc	89,832
206,505		Hormel Foods Corp	8,443,989
130,364		Kellogg Co	8,282,025
35,028		McCormick & Co, Inc	5,628,649
383,559		PepsiCo, Inc	52,612,788
6,553	*	TreeHouse Foods, Inc	353,993
		TOTAL FOOD, BEVERAGE & TOBACCO	152,349,130

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
18,978	*	Abiomed, Inc	3,939,453
138,493	*	Accuray, Inc	360,082
42,465	*	Align Technology, Inc	10,713,495
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

14,008	*	Allscripts Healthcare Solutions, Inc	$153,247
59,123	*	Angiodynamics, Inc	904,582
64,288	*	Antares Pharma, Inc	216,008
18,911	*	AtriCure, Inc	502,843
27,413	*	BioTelemetry, Inc	1,078,976
142,328		Cardinal Health, Inc	7,038,120
21,971	*	Cardiovascular Systems, Inc	978,149
20,606	*	Centene Corp	1,093,766
262,965		Cerner Corp	17,650,211
59,065	*	Cerus Corp	256,933
68,573		Cigna Corp	12,237,538
19,097		Computer Programs & Systems, Inc	440,568
31,508		Cooper Cos, Inc	9,168,828
129,702	*	Covetrus, Inc	1,285,995
17,829	*	Cross Country Healthcare, Inc	192,731
281,785		CVS Health Corp	18,707,706
107,931		Dentsply Sirona, Inc	5,912,460
26,380	*	Diplomat Pharmacy, Inc	143,507
76,386	*	Edwards Lifesciences Corp	18,208,895
66,519	*	GenMark Diagnostics, Inc	373,172
12,520	*,e	Glaukos Corp	799,152
33,400	*	Globus Medical, Inc	1,749,158
7,898	*	Haemonetics Corp	953,526
111,678		HCA Healthcare, Inc	14,913,480
22,037	*	Henry Schein, Inc	1,379,186
8,585	*,e	Heska Corp	695,557
24,212		Hill-Rom Holdings, Inc	2,534,754
10,757	*	HMS Holdings Corp	351,646
92,217	*	Hologic, Inc	4,455,003
64,194		Humana, Inc	18,885,875
43,591	*	IDEXX Laboratories, Inc	12,423,871
18,829	*	Integer Holding Corp	1,458,118
41,902	*	Laboratory Corp of America Holdings	6,904,193
25,670		LeMaitre Vascular, Inc	888,182
2,380	*	LHC Group, Inc	264,109
7,921	*	LivaNova plc	560,252
1,635	*	Magellan Health Services, Inc	106,111
71,174		Meridian Bioscience, Inc	696,793
78,634	*	Merit Medical Systems, Inc	1,624,185
30,594	*	NextGen Healthcare, Inc	517,192
25,565	*	Omnicell, Inc	1,799,520
98,521	*	OraSure Technologies, Inc	841,369
11,935	*	Orthofix International NV	501,628
10,147	*,e	Penumbra, Inc	1,582,628
1,887	*	Premier, Inc	61,478
11,279	*	Providence Service Corp	720,390
22,904		Quest Diagnostics, Inc	2,319,030
15,451	*	Quidel Corp	879,162
59,523		Resmed, Inc	8,804,642
14,148	*	Select Medical Holdings Corp	257,777
179,113	*,e	Senseonics Holdings, Inc	209,562
41,276	*	Staar Surgical Co	1,353,027
27,192		STERIS plc	3,849,571
17,725	*,e	Surgery Partners, Inc	140,914
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

20,553	*	Tactile Systems Technology, Inc	$933,517
10,927	*	Tandem Diabetes Care, Inc	672,885
50,858	*,e	Teladoc, Inc	3,895,723
36,079	*	Tivity Health, Inc	584,841
255,274	*,e	TransEnterix, Inc	58,253
15,438	*,e	Triple-S Management Corp (Class B)	233,577
193,921		UnitedHealth Group, Inc	49,003,837
31,883	*	Varian Medical Systems, Inc	3,851,785
23,984	*	Vocera Communications, Inc	477,761
24,286		West Pharmaceutical Services, Inc	3,493,298
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	270,243,783

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
2,378		Clorox Co	351,207
260,833		Colgate-Palmolive Co	17,893,144
64,627		Estee Lauder Cos (Class A)	12,038,071
54,167		Kimberly-Clark Corp	7,197,711
567,401		Procter & Gamble Co	70,647,098
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	108,127,231

INSURANCE - 3.7%
96,775		Allstate Corp	10,298,796
458,996		American International Group, Inc	24,308,428
39,042		Aon plc	7,541,353
198,853		Chubb Ltd	30,309,174
103,412	*	Genworth Financial, Inc (Class A)	442,603
27,314		Lincoln National Corp	1,542,695
178,033		Loews Corp	8,723,617
237,157		Marsh & McLennan Cos, Inc	24,574,208
46,413		Principal Financial Group	2,477,526
291,868		Progressive Corp	20,343,200
268,139		Prudential Financial, Inc	24,438,188
128,444		Travelers Cos, Inc	16,833,871
8,317		Willis Towers Watson plc	1,554,447
		TOTAL INSURANCE	173,388,106

MATERIALS - 2.9%
10,332		Aptargroup, Inc	1,220,726
161,238		Ball Corp	11,281,823
78,491	*	Century Aluminum Co	457,603
21,368	*	Clearwater Paper Corp	396,163
46,693		Commercial Metals Co	902,576
1,709		Compass Minerals International, Inc	96,524
237,085		DuPont de Nemours, Inc	15,626,272
147,659		Ecolab, Inc	28,360,864
945		H.B. Fuller Co	46,116
13,047	e	International Flavors & Fragrances, Inc	1,591,864
142,736		International Paper Co	6,234,708
42,638	*	Kraton Polymers LLC	955,944
199,577		Linde plc	39,586,098
22,260		Louisiana-Pacific Corp	650,660
10,187		Minerals Technologies, Inc	503,747
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

121,472		Mosaic Co	$2,414,863
137,664		Newmont Goldcorp Corp	5,469,391
205,346		Nucor Corp	11,057,882
2,337		Reliance Steel & Aluminum Co	271,185
16,420		Royal Gold, Inc	1,895,525
32,986		RPM International, Inc	2,389,176
4,126		Schnitzer Steel Industries, Inc (Class A)	88,049
68,238	*	Summit Materials, Inc	1,564,697
16,409		Trinseo S.A.	697,383
16,425	*	US Concrete, Inc	858,371
		TOTAL MATERIALS	134,618,210

MEDIA & ENTERTAINMENT - 6.3%
128,840		Activision Blizzard, Inc	7,218,905
55,894	*	Alphabet, Inc (Class A)	70,359,367
56,591	*	Alphabet, Inc (Class C)	71,310,885
6,980		Cable One, Inc	9,251,083
104,629		Cinemark Holdings, Inc	3,829,421
40,660	*	Clear Channel	94,738
77,596	*	comScore, Inc	179,247
251,707	*,e	Discovery, Inc (Class A)	6,784,762
380,411	*	Discovery, Inc (Class C)	9,601,574
47,117	*	Electronic Arts, Inc	4,542,079
99,663		Entravision Communications Corp (Class A)	283,043
184,241		Gannett Co, Inc	1,999,015
87,726	*	GCI Liberty, Inc	6,139,065
106,087	*	Gray Television, Inc	1,740,888
75,715	*	Imax Corp	1,616,515
48,734		John Wiley & Sons, Inc (Class A)	2,245,175
170,308	*	Liberty Broadband Corp (Class C)	20,108,265
8,163	*	Loral Space & Communications, Inc	326,438
37,805		Marcus Corp	1,364,760
105,320	*	NetFlix, Inc	30,270,021
58,591		New York Times Co (Class A)	1,810,462
88,000	*	Nuveen ESG Large-Cap ETF	2,463,226
294,588		Omnicom Group, Inc	22,739,248
22,635		Scholastic Corp	871,447
23,476		Sinclair Broadcast Group, Inc (Class A)	935,284
165,148	e	Sirius XM Holdings, Inc	1,109,795
12,997	*	Take-Two Interactive Software, Inc	1,564,189
64,122		TEGNA, Inc	963,754
79,880	*	TripAdvisor, Inc	3,227,152
338,971	*	Twitter, Inc	10,158,961
29,875	e	World Wrestling Entertainment, Inc (Class A)	1,674,195
		TOTAL MEDIA & ENTERTAINMENT	296,782,959

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
296,794		AbbVie, Inc	23,609,963
54,132	*	Acadia Pharmaceuticals, Inc	2,295,738
11,304	*	Acceleron Pharma, Inc	507,211
215,271	*	Achillion Pharmaceuticals, Inc	1,379,887
2,546	*	Aerie Pharmaceuticals, Inc	56,496
150,551		Agilent Technologies, Inc	11,404,238
15,764	*,e	Agios Pharmaceuticals, Inc	474,181
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,706	*,e	Akcea Therapeutics, Inc	$86,261
144,481	*	Akorn, Inc	720,960
180,747		Amgen, Inc	38,544,298
29,931	*	Assembly Biosciences, Inc	494,161
13,962	*	Atara Biotherapeutics, Inc	152,465
7,618	*	Avrobio, Inc	110,613
85,758	*	BioCryst Pharmaceuticals, Inc	171,516
56,305	*	Biogen Idec, Inc	16,818,867
47,040	*	BioMarin Pharmaceutical, Inc	3,443,798
9,691	*	Bluebird Bio, Inc	784,971
501,909		Bristol-Myers Squibb Co	28,794,519
7,837	*	Catalent, Inc	381,270
196,371	*	Celgene Corp	21,213,959
54,314	*	Collegium Pharmaceutical, Inc	651,768
89,155	*	Cymabay Therapeutics, Inc	400,306
327,563		Eli Lilly & Co	37,325,804
4,990	*,e	Esperion Thereapeutics, Inc	198,452
28,683	*	FibroGen, Inc	1,122,940
4,680	*,e	Flexion Therapeutics, Inc	80,356
335,255		Gilead Sciences, Inc	21,359,096
16,242	*	Halozyme Therapeutics, Inc	248,827
45,560	*	Illumina, Inc	13,463,891
120,181	*,e	Inovio Pharmaceuticals, Inc	255,986
7,450	*	Insmed, Inc	138,496
18,561	*	Intersect ENT, Inc	330,757
75,745	*,e	Intra-Cellular Therapies, Inc	700,641
26,118	*	Iovance Biotherapeutics, Inc	551,873
56,297	*	IQVIA Holdings, Inc	8,130,413
27,862	*	Jazz Pharmaceuticals plc	3,500,303
77,399	*,e	Karyopharm Therapeutics, Inc	905,568
667,342		Merck & Co, Inc	57,831,857
5,838	*	Mettler-Toledo International, Inc	4,115,440
2,895	*	Mirati Therapeutics, Inc	272,651
42,726	*,e	Nektar Therapeutics	731,683
196,260	*,e	Opko Health, Inc	278,689
16,842	*,e	Optinose, Inc	131,704
42,303		Perrigo Co plc	2,242,905
133,970	*	Progenics Pharmaceuticals, Inc	711,381
31,084	*	Prothena Corp plc	282,864
7,238	*	Reata Pharmaceuticals, Inc	1,491,607
74,418	*	Revance Therapeutics, Inc	1,165,386
5,837	*	Sage Therapeutics, Inc	791,789
37,874	*	Sangamo Biosciences, Inc	342,760
4,385	*	Spark Therapeutics, Inc	478,711
52,041	*,e	TherapeuticsMD, Inc	138,429
25,761	*,e	Theravance Biopharma, Inc	415,267
5,640	*	Tricida, Inc	210,992
17,724	*	Ultragenyx Pharmaceutical, Inc	711,441
71,046	*	Vertex Pharmaceuticals, Inc	13,888,072
18,425	*	Waters Corp	3,899,099
47,090	*,e	ZIOPHARM Oncology, Inc	198,720
248,138		Zoetis, Inc	31,741,813
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	362,884,109
70

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 4.2%
48,046		Alexandria Real Estate Equities, Inc	$7,627,302
11,117	*,e	Altisource Portfolio Solutions S.A.	197,883
23,462		American Campus Communities, Inc	1,172,631
161,182		American Tower Corp	35,150,571
72,632		Boston Properties, Inc	9,965,110
36,800		Brixmor Property Group, Inc	810,336
70,724		CatchMark Timber Trust, Inc	811,204
79,390	*	CBRE Group, Inc	4,251,334
42,246		Chatham Lodging Trust	762,540
62,954		CorePoint Lodging, Inc	620,097
17,160		Coresite Realty	2,016,300
23,373		Cousins Properties, Inc	937,958
6,932		CyrusOne, Inc	494,113
53,519		Digital Realty Trust, Inc	6,799,054
8,358		Douglas Emmett, Inc	362,069
58,576		Duke Realty Corp	2,058,361
19,598		Easterly Government Properties, Inc	437,427
36,148		Equinix, Inc	20,487,963
3,961		Federal Realty Investment Trust	538,736
33,420		First Industrial Realty Trust, Inc	1,407,316
52,368		Franklin Street Properties Corp	450,365
204,267	*	Healthpeak Properties Inc	7,684,525
154,979		Host Hotels and Resorts, Inc	2,540,106
32,022	*	Howard Hughes Corp	3,580,700
24,076		Hudson Pacific Properties	864,810
100,069		Iron Mountain, Inc	3,282,263
95,797	e	iStar Financial, Inc	1,246,319
5,945		Jones Lang LaSalle, Inc	871,061
4,739		Kilroy Realty Corp	397,744
88,542		Kimco Realty Corp	1,908,966
15,135		Liberty Property Trust	894,024
24,547		Office Properties Income Trust	782,558
4,166		Paramount Group, Inc	56,116
57,124		Park Hotels & Resorts, Inc	1,328,133
540		Piedmont Office Realty Trust, Inc	12,118
346,453		Prologis, Inc	30,404,715
22,163		QTS Realty Trust, Inc	1,187,715
24,711	e	Realogy Holdings Corp	194,723
15,022		Regency Centers Corp	1,010,079
2,009		RMR Group, Inc	97,236
37,701		Sabra Healthcare REIT, Inc	927,445
45,216		SBA Communications Corp	10,881,230
46,797		Senior Housing Properties Trust	464,460
30,349		UDR, Inc	1,525,037
31,258		VICI Properties, Inc	736,126
297		Washington REIT	9,213
205,082		Welltower, Inc	18,598,887
297,141		Weyerhaeuser Co	8,679,489
		TOTAL REAL ESTATE	197,524,468
71

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 7.1%
42,491	*	1-800-FLOWERS.COM, Inc (Class A)	$605,922
2,432		Aaron’s, Inc	182,230
24,346		Advance Auto Parts, Inc	3,955,738
63,815	*	Amazon.com, Inc	113,377,558
56,825		Best Buy Co, Inc	4,081,740
66,235		Big Lots, Inc	1,435,312
39,658	*	BJ’s Wholesale Club Holdings, Inc	1,058,869
17,364	*	Booking Holdings, Inc	35,574,842
250	e	Buckle, Inc	5,230
43,488	*	CarMax, Inc	4,051,777
27,056	*	Container Store Group, Inc	114,176
256,191		eBay, Inc	9,030,733
90,213		Expedia, Inc	12,328,508
6,360	*	Five Below, Inc	795,700
81,198		Gap, Inc	1,320,279
14,294	*	Genesco, Inc	555,322
21,058		Genuine Parts Co	2,160,130
18,815		Haverty Furniture Cos, Inc	341,304
29,239	*	Hibbett Sports, Inc	697,642
250,264		Home Depot, Inc	58,706,929
17,745	*	Lands’ End, Inc	214,182
77,025	*	LKQ Corp	2,618,080
237,535		Lowe’s Companies, Inc	26,511,282
166,315		Macy’s, Inc	2,521,335
12,615	*	MarineMax, Inc	194,902
26,766	e	Nordstrom, Inc	960,899
397		Pool Corp	82,338
123,411	*	Quotient Technology, Inc	1,062,569
137,098		Ross Stores, Inc	15,035,538
5,448	*	Sally Beauty Holdings, Inc	84,444
12,547	e	Shoe Carnival, Inc	416,435
21,472	e	Signet Jewelers Ltd	344,411
171,967		Target Corp	18,384,992
14,544		Tiffany & Co	1,810,873
121,046		TJX Companies, Inc	6,978,302
15,754		Tractor Supply Co	1,496,945
17,401	*	Ulta Beauty, Inc	4,057,043
860		Winmark Corp	154,800
5,569	*	Zumiez, Inc	177,707
		TOTAL RETAILING	333,487,018

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
349,407		Applied Materials, Inc	18,958,824
22,180	*	Cirrus Logic, Inc	1,507,353
40,921	*	Cree, Inc	1,953,159
20,532	*	First Solar, Inc	1,063,352
1,096,969		Intel Corp	62,011,657
32,145		Lam Research Corp	8,712,581
3,481		NVE Corp	216,692
159,451		NVIDIA Corp	32,052,840
18,585	*	Silicon Laboratories, Inc	1,974,471
315,879		Texas Instruments, Inc	37,270,563
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	165,721,492
72

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 10.6%
219,692		Accenture plc	$40,735,291
136,249	*	Adobe, Inc	37,867,684
102,486	*	Autodesk, Inc	15,102,337
188,672	*	Avaya Holdings Corp	2,281,044
33,427	*	Benefitfocus, Inc	759,963
231,978	*	Black Knight, Inc	14,892,988
12,432		Blackbaud, Inc	1,043,666
223,569		Booz Allen Hamilton Holding Co	15,732,551
110,902	*	Cadence Design Systems, Inc	7,247,446
13,209	*	ChannelAdvisor Corp	124,297
296,557	*	Conduent, Inc	1,832,722
55,469		CSG Systems International, Inc	3,197,233
57,024	*	ExlService Holdings, Inc	3,970,581
2,334	*	Fair Isaac Corp	709,629
306,154		International Business Machines Corp	40,941,974
113,870		Intuit, Inc	29,321,525
216,899	*	Limelight Networks, Inc	915,314
54,815		LogMeIn, Inc	3,600,249
1,342,632	d	Microsoft Corp	192,493,150
61,195	*	New Relic, Inc	3,920,152
54,403	*	Nutanix, Inc	1,589,656
5,290	*	OneSpan, Inc	98,976
1,449	*	Paylocity Holding Corp	148,667
54,901	*	Perficient, Inc	2,152,119
21,141	*	Qualys, Inc	1,803,962
22,069	*	RingCentral, Inc	3,564,585
243,620	*	salesforce.com, Inc	38,124,094
58,908		Science Applications International Corp	4,866,979
61,226	*	SPS Commerce, Inc	3,230,896
67,259	*	Sykes Enterprises, Inc	2,077,967
139,395	*	Teradata Corp	4,172,092
64,472		TiVo Corp	524,802
23,245		TTEC Holdings, Inc	1,101,116
47,472	*	Virtusa Corp	1,769,756
27,316		VMware, Inc (Class A)	4,323,303
40,273	*	WEX, Inc	7,618,846
30,134	*	Zendesk, Inc	2,128,967
		TOTAL SOFTWARE & SERVICES	495,986,579

TECHNOLOGY HARDWARE & EQUIPMENT - 6.6%
2,919	*	Anixter International, Inc	241,547
758,031		Apple, Inc	188,567,792
40,047		AVX Corp	613,520
8,124		Badger Meter, Inc	469,567
1,070		Belden CDT, Inc	54,870
71,768		Benchmark Electronics, Inc	2,432,935
1,027,622		Cisco Systems, Inc	48,822,321
2,689	*	Coherent, Inc	400,446
34,326		CTS Corp	915,818
22,592		Daktronics, Inc	154,981
99,736		Dolby Laboratories, Inc (Class A)	6,416,017
1,447	*	Fabrinet	81,365
73

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

18,340	*	FARO Technologies, Inc	$874,451
758,600		Hewlett Packard Enterprise Co	12,448,626
722,608		HP, Inc	12,551,701
11,733	*	Insight Enterprises, Inc	720,171
182		InterDigital, Inc	9,761
3,493	*	Itron, Inc	266,376
70,176		Kemet Corp	1,525,626
25,860	*	Keysight Technologies, Inc	2,609,533
17,293	*	Kimball Electronics, Inc	256,974
15,821		Littelfuse, Inc	2,777,693
4,509	*	Lumentum Holdings, Inc	282,534
6,814		Methode Electronics, Inc	234,402
49,310		Motorola Solutions, Inc	8,201,239
120,617		National Instruments Corp	4,992,338
19,428	*	Novanta, Inc	1,730,063
500	*	OSI Systems, Inc	49,620
12,626	*	Plexus Corp	933,566
13,761	*	Ribbon Communications, Inc	59,035
11,038	*	Rogers Corp	1,495,428
13,734		Synnex Corp	1,617,041
42,266	*	Tech Data Corp	5,135,319
81,317	*	TTM Technologies, Inc	952,222
73,134		Vishay Intertechnology, Inc	1,473,650
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	310,368,548

TELECOMMUNICATION SERVICES - 1.7%
23,657	*	Boingo Wireless, Inc	224,032
930,085		CenturyLink, Inc	12,035,300
84,519	*	Cincinnati Bell, Inc	431,892
24,512		Cogent Communications Group, Inc	1,437,384
130,742	*	Iridium Communications, Inc	3,199,257
121,741	*	Orbcomm, Inc	488,181
1,013,820		Verizon Communications, Inc	61,305,695
		TOTAL TELECOMMUNICATION SERVICES	79,121,741

TRANSPORTATION - 2.0%
3,997		Amerco, Inc	1,618,945
8,189		Arkansas Best Corp	236,580
2,385	*	Avis Budget Group, Inc	70,858
19,553		CH Robinson Worldwide, Inc	1,478,989
352,407		CSX Corp	24,763,640
197,594		Delta Air Lines, Inc	10,883,477
8		Expeditors International of Washington, Inc	584
29,951	*	Hertz Global Holdings, Inc	404,638
5,175		Kansas City Southern Industries, Inc	728,536
180		Landstar System, Inc	20,367
82,734		Norfolk Southern Corp	15,057,588
9		Ryder System, Inc	438
179,530		Southwest Airlines Co	10,077,019
231,633		United Parcel Service, Inc (Class B)	26,677,173
		TOTAL TRANSPORTATION	92,018,832
74

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

UTILITIES - 3.7%
258,499		American Electric Power Co, Inc			$24,399,721
22,387		American Water Works Co, Inc			2,759,645
126,378		Centerpoint Energy, Inc			3,673,808
19,183		Clearway Energy, Inc (Class A)			329,372
29,648		Clearway Energy, Inc (Class C)			537,518
180,018		Consolidated Edison, Inc			16,601,260
110,209		Dominion Resources, Inc			9,097,753
19,802		DTE Energy Co			2,521,191
134,706		Eversource Energy			11,280,280
74,411		FirstEnergy Corp			3,595,540
42,852		New Jersey Resources Corp			1,868,347
10,059		ONE Gas, Inc			933,878
290		Ormat Technologies, Inc			22,202
322		Pattern Energy Group, Inc			9,026
206,735		Public Service Enterprise Group, Inc			13,088,393
183,846		Sempra Energy			26,567,586
73,934		South Jersey Industries, Inc			2,377,717
518,609		Southern Co			32,496,040
30,558		UGI Corp			1,456,700
104,830		WEC Energy Group, Inc			9,895,952
180,121		Xcel Energy, Inc			11,439,485
		TOTAL UTILITIES			174,951,414

		TOTAL COMMON STOCKS			4,675,044,617
		(Cost $3,526,891,710)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
21,053	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

		TOTAL RIGHTS / WARRANTS			0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.3%
$16,040,000		Federal Home Loan Bank (FHLB)	1.400%	11/01/19	16,040,000
		TOTAL GOVERNMENT AGENCY DEBT			16,040,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.5%
23,990,193	c	State Street Navigator Securities Lending Government Money Market Portfolio			23,990,193
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			23,990,193

		TOTAL SHORT-TERM INVESTMENTS			40,030,193
		(Cost $40,030,193)
		TOTAL INVESTMENTS - 100.4%			4,715,074,810
		(Cost $3,566,921,903)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(19,070,081)
		NET ASSETS - 100.0%			$4,696,004,729
75

TIAA-CREF FUNDS - Social Choice Equity Fund

Abbreviation(s):
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open future contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $30,097,707.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	110	12/20/19	$16,357,380	$16,696,900	$339,520
76

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE LOW CARBON EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 0.4%
1,891		Aptiv plc	$169,339
669	*	Cooper-Standard Holding, Inc	21,314
2,338	*	Tesla, Inc	736,283
		TOTAL AUTOMOBILES & COMPONENTS	926,936

BANKS - 4.9%
1,105		Amalgamated Bank	20,122
944		Arrow Financial Corp	33,153
25,697		BB&T Corp	1,363,226
1,224		Bridge Bancorp, Inc	39,658
339		Camden National Corp	15,021
32,286		Citigroup, Inc	2,320,072
19,508		Citizens Financial Group, Inc	685,901
3,253		Comerica, Inc	212,811
950		Community Trust Bancorp, Inc	41,619
497	*	Customers Bancorp, Inc	11,719
944	*	Equity Bancshares, Inc	26,205
129		Federal Agricultural Mortgage Corp (Class C)	10,925
17,193		Fifth Third Bancorp	499,972
119		First Commonwealth Financial Corp	1,677
1,527		First Defiance Financial Corp	47,215
909		First Financial Corp	39,878
1,038		First Mid-Illinois Bancshares, Inc	36,226
997		First of Long Island Corp	23,370
1,760		First Republic Bank	187,194
2,418		Hanmi Financial Corp	46,546
414	*	HomeStreet, Inc	12,424
1,285		HomeTrust Bancshares, Inc	34,310
16,834		Huntington Bancshares, Inc	237,864
14,226		Keycorp	255,641
262		Live Oak Bancshares, Inc	4,755
4,237		M&T Bank Corp	663,218
940		MGIC Investment Corp	12,887
2,863		New York Community Bancorp, Inc	33,354
1,534		OFG Bancorp	31,156
1,216		Old Line Bancshares, Inc	35,604
1,738		Opus Bank	43,085
10,816		PNC Financial Services Group, Inc	1,586,707
22,455		Regions Financial Corp	361,526
1,072	*	SVB Financial Group	237,427
2,221	*	The Bancorp, Inc	24,209
356	*	Tristate Capital Holdings, Inc	8,231
30,492		US Bancorp	1,738,654
1,616		Zions Bancorporation	78,328
		TOTAL BANKS	11,061,890
77

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 7.5%
10,933		3M Co	$1,803,835
2,447	*	Aegion Corp	53,027
1,659		Air Lease Corp	72,963
2,577		Aircastle Ltd	70,146
1,188		Argan, Inc	44,966
1,252	*	Armstrong Flooring, Inc	7,687
1,858	*	Astronics Corp	53,771
3,287	*	Axon Enterprise, Inc	168,064
3,124		Briggs & Stratton Corp	23,024
430		Carlisle Cos, Inc	65,476
11,431		Caterpillar, Inc	1,575,192
1,023	*	Chart Industries, Inc	59,979
552		Comfort Systems USA, Inc	27,826
945		Cummins, Inc	162,994
3,395		Curtiss-Wright Corp	459,174
6,245		Deere & Co	1,087,504
653		Dover Corp	67,840
14,619		Eaton Corp	1,273,461
271		EMCOR Group, Inc	23,769
3,836		Fastenal Co	137,866
13,348		Fortive Corp	921,012
1,313		Granite Construction, Inc	30,908
3,112		HEICO Corp	383,834
5,880		HEICO Corp (Class A)	560,188
1,522	*	Herc Holdings, Inc	67,364
2,528		Hexcel Corp	188,639
8,803		Illinois Tool Works, Inc	1,484,010
2,387		Ingersoll-Rand plc	302,886
15,498		Johnson Controls International plc	671,528
1,091	*	Lydall, Inc	21,351
3,304	*	Mercury Systems, Inc	243,373
385		Moog, Inc (Class A)	32,228
1,007	*	MYR Group, Inc	34,651
2,762		PACCAR, Inc	210,078
2,868		Parker-Hannifin Corp	526,249
3,941	*,e	Plug Power, Inc	10,444
5,962		Quanta Services, Inc	250,702
1,214		Rockwell Automation, Inc	208,796
1,294		Roper Industries, Inc	436,026
8,353		Spirit Aerosystems Holdings, Inc (Class A)	683,442
1,574		Stanley Black & Decker, Inc	238,193
1,424	*	Teledyne Technologies, Inc	469,350
1,022	*	Titan Machinery, Inc	16,965
2,240		TransDigm Group, Inc	1,178,867
1,593	*	United Rentals, Inc	212,777
883		Valmont Industries, Inc	121,139
729	*	Veritiv Corp	9,944
537		W.W. Grainger, Inc	165,847
3,433	*	Wesco Aircraft Holdings, Inc	37,832
21	*	WESCO International, Inc	1,053
777		Woodward Governor Co	82,875
78

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,778		Xylem, Inc	$136,355
		TOTAL CAPITAL GOODS	17,177,470

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
3,382	*	Copart, Inc	279,488
1,243		Heidrick & Struggles International, Inc	35,376
526	*	Huron Consulting Group, Inc	34,790
278		ICF International, Inc	23,822
12,382	*	IHS Markit Ltd	866,988
162		Insperity, Inc	17,112
7		Kforce, Inc	286
876		Kimball International, Inc (Class B)	17,835
1,129	*	Mistras Group, Inc	17,499
14,385		Pitney Bowes, Inc	63,294
728		Resources Connection, Inc	10,665
1,685		RR Donnelley & Sons Co	7,347
418	*	SP Plus Corp	18,463
1,049	*,e	Team, Inc	19,050
5,558		TransUnion	459,202
40	*	TrueBlue, Inc	916
486		Viad Corp	29,656
6,960		Waste Management, Inc	780,982
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,682,771

CONSUMER DURABLES & APPAREL - 1.2%
733	*	Century Communities, Inc	22,115
1,937		Ethan Allen Interiors, Inc	38,178
702	*	Garmin Ltd	65,812
1,554	*	Green Brick Partners, Inc	15,649
408		Hamilton Beach Brands Holding Co	7,609
5		Hasbro, Inc	487
927		Hooker Furniture Corp	21,942
9,969		Lennar Corp (Class A)	594,152
670	*,e	Mattel, Inc	8,000
3,349		Newell Rubbermaid, Inc	63,531
16,630		Nike, Inc (Class B)	1,489,216
370	*	Unifi, Inc	10,101
4,203		VF Corp	345,865
		TOTAL CONSUMER DURABLES & APPAREL	2,682,657

CONSUMER SERVICES - 2.2%
897	*	American Public Education, Inc	19,483
3,007		ARAMARK Holdings Corp	131,586
3,793		BBX Capital Corp	16,955
595	*	Bright Horizons Family Solutions	88,369
1,115		Carriage Services, Inc	28,722
644	*	Chipotle Mexican Grill, Inc (Class A)	501,135
3,080		Darden Restaurants, Inc	345,792
1,397	*	El Pollo Loco Holdings, Inc	16,233
128	*	frontdoor, Inc	6,173
11,967		Hilton Worldwide Holdings, Inc	1,160,320
6,671	*	Houghton Mifflin Harcourt Co	43,095
465		Marriott Vacations Worldwide Corp	51,117
79

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

2,304	*	Noodles & Co	$12,280
823	*	Red Robin Gourmet Burgers, Inc	25,102
1,841	*	Regis Corp	37,925
5,414		Royal Caribbean Cruises Ltd	589,206
1,399		Service Corp International	63,627
1,636	*	ServiceMaster Global Holdings, Inc	66,062
26		Six Flags Entertainment Corp	1,097
20,582		Starbucks Corp	1,740,414
555		Vail Resorts, Inc	128,965
191	*	WW International Inc	6,660
		TOTAL CONSUMER SERVICES	5,080,318

DIVERSIFIED FINANCIALS - 6.2%
14,209		American Express Co	1,666,431
29,913		Bank of New York Mellon Corp	1,398,433
3,348		BlackRock, Inc	1,545,772
7,607		Capstead Mortgage Corp	58,802
24,254		Charles Schwab Corp	987,380
7,417		CME Group, Inc	1,526,048
10,839		Discover Financial Services	869,938
805	*	Donnelley Financial Solutions, Inc	9,097
1,805		Dynex Capital, Inc	29,169
860		Franklin Resources, Inc	23,693
15,633		IntercontinentalExchange Group, Inc	1,474,505
1,149		Moody’s Corp	253,573
32,968		Morgan Stanley	1,518,176
544	*,†	NewStar Financial, Inc	131
1,455		Northern Trust Corp	145,034
1,767	*	On Deck Capital, Inc	7,881
5,745		S&P Global, Inc	1,482,152
12,974		State Street Corp	857,192
1,591		T Rowe Price Group, Inc	184,238
		TOTAL DIVERSIFIED FINANCIALS	14,037,645

ENERGY - 3.8%
17,378	e	Antero Midstream Corp	111,914
6,194	*	Apergy Corp	155,903
10,278		Archrock, Inc	99,080
51,601		Baker Hughes a GE Co	1,104,261
3,549	*	Cactus, Inc	105,476
16,119	*	Cheniere Energy, Inc	992,124
7,929	*	Clean Energy Fuels Corp	17,840
1,969	*,e	Covia Holdings Corp	2,717
6,217		Delek US Holdings, Inc	248,369
2,887	*	Dril-Quip, Inc	118,425
15,457		Equitrans Midstream Corp	215,161
2,053	*	Exterran Corp	26,012
5,134	*	Forum Energy Technologies, Inc	5,955
8,171	*	Frank’s International NV	40,038
2,061	*	FTS International, Inc	3,133
2,431		Green Plains Renewable Energy, Inc	29,974
11,451	*	Helix Energy Solutions Group, Inc	98,364
3,510		HollyFrontier Corp	192,839
80

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,258	*	KLX Energy Services Holdings, Inc	$9,989
1,677	*	Matrix Service Co	31,461
30,951		National Oilwell Varco, Inc	700,112
6,800	*	Newpark Resources, Inc	40,800
11,716	*	NexTier Oilfield Solutions, Inc	50,613
7,543	*	Oceaneering International, Inc	106,809
4,548	*	Oil States International, Inc	64,900
17,920		ONEOK, Inc	1,251,354
9,139		PBF Energy, Inc	295,007
2,174	*	Renewable Energy Group, Inc	35,523
3,532	e	RPC, Inc	14,622
4,726	*	Select Energy Services, Inc	35,918
17,341		Targa Resources Investments, Inc	674,218
7,714	*	Tetra Technologies, Inc	13,114
3,007	*	Tidewater, Inc	48,804
5,974		US Silica Holdings, Inc	26,644
14,723		Valero Energy Corp	1,427,837
2,925		World Fuel Services Corp	122,177
		TOTAL ENERGY	8,517,487

FOOD & STAPLES RETAILING - 0.8%
2,819		Casey’s General Stores, Inc	481,513
1,926	*	Chefs’ Warehouse Holdings, Inc	63,799
1,792		Pricesmart, Inc	132,787
2,228		Spartan Stores, Inc	29,176
9,127	*	Sprouts Farmers Market, Inc	177,155
4,054	*	United Natural Foods, Inc	30,405
18,011	*	US Foods Holding Corp	714,496
589		Weis Markets, Inc	22,671
		TOTAL FOOD & STAPLES RETAILING	1,652,002

FOOD, BEVERAGE & TOBACCO - 3.5%
3,229		Bunge Ltd	174,366
48,897		Coca-Cola Co	2,661,464
647	*	Farmer Bros Co	8,301
1,236		Fresh Del Monte Produce, Inc	39,428
309	*	Freshpet, Inc	16,148
16,749		General Mills, Inc	851,854
87	*	Hain Celestial Group, Inc	2,057
17,500		Hormel Foods Corp	715,575
5,174		Kellogg Co	328,704
4,436		McCormick & Co, Inc	712,821
18,416		PepsiCo, Inc	2,526,123
		TOTAL FOOD, BEVERAGE & TOBACCO	8,036,841

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
1,099	*	Abiomed, Inc	228,130
126	*	Acadia Healthcare Co, Inc	3,779
5,053	*	Accuray, Inc	13,138
3,289	*	Align Technology, Inc	829,782
2,208	*	Allscripts Healthcare Solutions, Inc	24,156
43	*	AMN Healthcare Services, Inc	2,527
2,779	*	Angiodynamics, Inc	42,519
81

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

9,859	*	Antares Pharma, Inc	$33,126
731	*	BioTelemetry, Inc	28,772
2,394	*	Brookdale Senior Living, Inc	17,596
3,486		Cardinal Health, Inc	172,383
14,569		Cerner Corp	977,871
10,266	*	Cerus Corp	44,657
2,920		Cigna Corp	521,103
711		Computer Programs & Systems, Inc	16,403
2,118		Cooper Cos, Inc	616,338
7,927	*	Covetrus, Inc	78,596
2,248	*	Cross Country Healthcare, Inc	24,301
24,782		CVS Health Corp	1,645,277
6,537		Dentsply Sirona, Inc	358,097
3,935	*	Diplomat Pharmacy, Inc	21,406
5,988	*	Edwards Lifesciences Corp	1,427,419
295		Encompass Health Corp	18,886
3,285	*	GenMark Diagnostics, Inc	18,429
4,734		HCA Healthcare, Inc	632,178
737	*	Henry Schein, Inc	46,125
523	*,e	Heska Corp	42,373
5,206	*	Hologic, Inc	251,502
2,218		Humana, Inc	652,536
1,893	*	IDEXX Laboratories, Inc	539,524
90	*	Integer Holding Corp	6,970
900	*	Laboratory Corp of America Holdings	148,293
1,072		LeMaitre Vascular, Inc	37,091
62	*	LivaNova plc	4,385
3,174		Meridian Bioscience, Inc	31,073
2,606	*	Merit Medical Systems, Inc	53,827
2,340	*	NextGen Healthcare, Inc	39,558
479	*	Omnicell, Inc	33,717
4,963	*	OraSure Technologies, Inc	42,384
1,385	*	Orthofix International NV	58,212
69	*	Penumbra, Inc	10,762
638		Quest Diagnostics, Inc	64,598
30	*	Quidel Corp	1,707
586	*	RadNet, Inc	9,153
4,766		Resmed, Inc	704,987
5,017	*,e	Senseonics Holdings, Inc	5,870
2,949	*	Staar Surgical Co	96,668
315	*,e	Surgery Partners, Inc	2,504
2,055	*,e	Teladoc, Inc	157,413
272	*	Tivity Health, Inc	4,409
9,550	*,e	TransEnterix, Inc	2,179
577	*	Triple-S Management Corp (Class B)	8,730
11,550		UnitedHealth Group, Inc	2,918,685
2,785	*	Varian Medical Systems, Inc	336,456
1,334	*	Vocera Communications, Inc	26,573
554		West Pharmaceutical Services, Inc	79,687
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	14,214,820

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
17,300		Colgate-Palmolive Co	1,186,780
82

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

3,434		Estee Lauder Cos (Class A)	$639,651
1,875		Kimberly-Clark Corp	249,150
27,844		Procter & Gamble Co	3,466,857
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	5,542,438

INSURANCE - 3.8%
5,460		Allstate Corp	581,053
24,257		American International Group, Inc	1,284,651
1,963		Aon plc	379,173
10,227		Chubb Ltd	1,558,799
20,962		Loews Corp	1,027,138
13,048		Marsh & McLennan Cos, Inc	1,352,034
737		Principal Financial Group	39,341
7,474		Progressive Corp	520,938
15,017		Prudential Financial, Inc	1,368,649
3,824		Travelers Cos, Inc	501,174
300		Willis Towers Watson plc	56,070
		TOTAL INSURANCE	8,669,020

MATERIALS - 2.7%
13,913		Ball Corp	973,493
3,810	*	Century Aluminum Co	22,212
1,024	*	Clearwater Paper Corp	18,985
4,534		Commercial Metals Co	87,642
81		Compass Minerals International, Inc	4,575
6,646		Ecolab, Inc	1,276,497
3,863		H.B. Fuller Co	188,514
984		Innospec, Inc	89,898
3,155		International Flavors & Fragrances, Inc	384,942
1,964	*	Kraton Polymers LLC	44,033
562		Minerals Technologies, Inc	27,791
28,560		Mosaic Co	567,773
898		Myers Industries, Inc	15,203
17,636		Newmont Goldcorp Corp	700,678
418		PPG Industries, Inc	52,300
2,796		Reliance Steel & Aluminum Co	324,448
5,282		RPM International, Inc	382,575
644	*	Ryerson Holding Corp	5,596
1,689		Schnitzer Steel Industries, Inc (Class A)	36,043
3,204		Scotts Miracle-Gro Co (Class A)	321,650
309		Stepan Co	30,196
3,268		Trinseo S.A.	138,890
1,227	*	US Concrete, Inc	64,123
14,443		Valvoline, Inc	308,214
		TOTAL MATERIALS	6,066,271

MEDIA & ENTERTAINMENT - 6.5%
5,207		Activision Blizzard, Inc	291,748
2,696	*	Alphabet, Inc (Class A)	3,393,725
2,730	*	Alphabet, Inc (Class C)	3,440,100
336		Cable One, Inc	445,324
8,099		Cinemark Holdings, Inc	296,423
506	*	Clear Channel	1,179
83

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

11,781	*,e	Discovery, Inc (Class A)	$317,557
17,717	*	Discovery, Inc (Class C)	447,177
2,112	*	Electronic Arts, Inc	203,597
2,764		Entravision Communications Corp (Class A)	7,850
8,642		Gannett Co, Inc	93,766
5,052	*	GCI Liberty, Inc	353,539
3,245	*	Gray Television, Inc	53,250
768	*	Hemisphere Media Group, Inc	9,915
3,943	*	Imax Corp	84,183
3,400		John Wiley & Sons, Inc (Class A)	156,638
8,424	*	Liberty Broadband Corp (Class C)	994,622
980	*	Loral Space & Communications, Inc	39,190
1,686		Marcus Corp	60,865
5,885		National CineMedia, Inc	49,405
4,568	*	NetFlix, Inc	1,312,889
6,405		New York Times Co (Class A)	197,914
14,535		Omnicom Group, Inc	1,121,957
2,171		Scholastic Corp	83,583
2,746		Sinclair Broadcast Group, Inc (Class A)	109,401
5,449		TEGNA, Inc	81,898
4,484	*	TripAdvisor, Inc	181,154
26,261	*	Twitter, Inc	787,042
1,748	e	World Wrestling Entertainment, Inc (Class A)	97,958
		TOTAL MEDIA & ENTERTAINMENT	14,713,849

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
18,828		AbbVie, Inc	1,497,767
7,858	*	Achillion Pharmaceuticals, Inc	50,370
1,340		Agilent Technologies, Inc	101,505
4,711	*	Akorn, Inc	23,508
9,280		Amgen, Inc	1,978,960
1,705	*	Assembly Biosciences, Inc	28,150
1,627	*	Atara Biotherapeutics, Inc	17,767
2,351	*	Biogen Idec, Inc	702,267
1,272	*	BioMarin Pharmaceutical, Inc	93,123
224	*	Bluebird Bio, Inc	18,144
32,520		Bristol-Myers Squibb Co	1,865,672
7,855	*	Celgene Corp	848,576
1,765	*	Collegium Pharmaceutical, Inc	21,180
4,650	*	Cymabay Therapeutics, Inc	20,879
15,644		Eli Lilly & Co	1,782,634
2,615	*,e	Flexion Therapeutics, Inc	44,900
26,352		Gilead Sciences, Inc	1,678,886
1,337	*	Illumina, Inc	395,110
7,033	*,e	Inovio Pharmaceuticals, Inc	14,980
1,134	*	Intersect ENT, Inc	20,208
2,588	*	Intra-Cellular Therapies, Inc	23,939
1,219	*	Iovance Biotherapeutics, Inc	25,757
1,077	*	IQVIA Holdings, Inc	155,540
746	*	Jazz Pharmaceuticals plc	93,720
2,839	*	Karyopharm Therapeutics, Inc	33,216
32,252		Merck & Co, Inc	2,794,958
1,644	*	Nektar Therapeutics	28,154
84

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

22,300	*,e	Opko Health, Inc	$31,666
1,130	*,e	Optinose, Inc	8,837
752		Perrigo Co plc	39,871
5,559	*	Progenics Pharmaceuticals, Inc	29,518
2,785	*	Prothena Corp plc	25,343
890	*	Radius Health, Inc	25,312
417	*	Reata Pharmaceuticals, Inc	85,935
2,210	*	Revance Therapeutics, Inc	34,609
27	*	Sage Therapeutics, Inc	3,663
15,249	*,e	TherapeuticsMD, Inc	40,562
3,815	*	Vertex Pharmaceuticals, Inc	745,756
183	*	Waters Corp	38,726
11,842		Zoetis, Inc	1,514,829
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	16,984,497

REAL ESTATE - 4.2%
2,875		Alexandria Real Estate Equities, Inc	456,406
164	*	Altisource Portfolio Solutions S.A.	2,919
349		American Campus Communities, Inc	17,443
7,590		American Tower Corp	1,655,227
3,087		Boston Properties, Inc	423,537
2,532		Brixmor Property Group, Inc	55,755
2,839		CatchMark Timber Trust, Inc	32,563
1,428	*	CBRE Group, Inc	76,469
3,517		Chatham Lodging Trust	63,482
2,328		CorePoint Lodging, Inc	22,931
37		CyrusOne, Inc	2,637
3,441		Digital Realty Trust, Inc	437,145
1,520		Duke Realty Corp	53,413
2,453		Equinix, Inc	1,390,311
514		Federal Realty Investment Trust	69,909
3,115		Franklin Street Properties Corp	26,789
4,263	*	Healthpeak Properties Inc	160,374
35,593		Host Hotels and Resorts, Inc	583,369
80	*	Howard Hughes Corp	8,946
973		Hudson Pacific Properties	34,950
6,811		Iron Mountain, Inc	223,401
4,196	e	iStar Financial, Inc	54,590
2,460		Kimco Realty Corp	53,038
1,859		Office Properties Income Trust	59,265
1,740		Park Hotels & Resorts, Inc	40,455
16,904		Prologis, Inc	1,483,495
6,773	e	Realogy Holdings Corp	53,371
1,297		Regency Centers Corp	87,210
2,038		SBA Communications Corp	490,445
5,458		Senior Housing Properties Trust	54,171
1,117		UDR, Inc	56,129
1,521		VICI Properties, Inc	35,820
7,646	e	Washington Prime Group, Inc	32,266
12,906		Welltower, Inc	1,170,445
		TOTAL REAL ESTATE	9,468,676

RETAILING - 6.9%
2,952	*	Amazon.com, Inc	5,244,700
85

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

712		Best Buy Co, Inc	$51,143
9,077	*	BJ’s Wholesale Club Holdings, Inc	242,356
821	*	Booking Holdings, Inc	1,682,040
523	*	CarMax, Inc	48,728
1,011	*	Container Store Group, Inc	4,266
22,231		eBay, Inc	783,643
4,270		Expedia, Inc	583,538
850		Genuine Parts Co	87,193
1,452		Haverty Furniture Cos, Inc	26,339
703	*	Hibbett Sports, Inc	16,774
12,838		Home Depot, Inc	3,011,538
519	*	Lands’ End, Inc	6,264
11	*	LKQ Corp	374
9,162		Lowe’s Companies, Inc	1,022,571
1,466		Macy’s, Inc	22,225
1,747	*	MarineMax, Inc	26,991
5,684	*	Quotient Technology, Inc	48,939
2,578		Ross Stores, Inc	282,729
13,514		Target Corp	1,444,782
420		Tiffany & Co	52,294
13,758		TJX Companies, Inc	793,149
161		Tractor Supply Co	15,298
518	*	Ulta Beauty, Inc	120,772
616	*,e	Wayfair, Inc	50,654
104		Winmark Corp	18,720
309	*	Zumiez, Inc	9,860
		TOTAL RETAILING	15,697,880

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
14,129		Applied Materials, Inc	766,640
67		Brooks Automation, Inc	2,845
3,083	*	Cree, Inc	147,152
472	*	First Solar, Inc	24,445
53,112		Intel Corp	3,002,421
1,158		Lam Research Corp	313,864
360		NVE Corp	22,410
9,826		NVIDIA Corp	1,975,223
14,995		Texas Instruments, Inc	1,769,260
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	8,024,260

SOFTWARE & SERVICES - 10.3%
10,596		Accenture plc	1,964,710
7,038	*	Adobe, Inc	1,956,071
4,391	*	Autodesk, Inc	647,058
4,526	*	Avaya Holdings Corp	54,719
845	*	Benefitfocus, Inc	19,211
9,758	*	Black Knight, Inc	626,464
9,978		Booz Allen Hamilton Holding Co	702,152
1,156	*	ChannelAdvisor Corp	10,878
13,287	*	Conduent, Inc	82,114
2,302		CSG Systems International, Inc	132,687
2,727	*	ExlService Holdings, Inc	189,881
14,711		International Business Machines Corp	1,967,302
86

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

5,257		Intuit, Inc	$1,353,677
7,021	*	Limelight Networks, Inc	29,629
4,013		LogMeIn, Inc	263,574
64,602	d	Microsoft Corp	9,261,989
3,081	*	New Relic, Inc	197,369
3,929	*	Nutanix, Inc	114,805
1,335	*	OneSpan, Inc	24,978
2,084	*	Perficient, Inc	81,693
13,550	*	salesforce.com, Inc	2,120,440
3,393		Science Applications International Corp	280,330
1,434	*	SPS Commerce, Inc	75,672
3,121	*	Sykes Enterprises, Inc	96,423
5,149	*	Teradata Corp	154,109
2,879		TiVo Corp	23,435
873		TTEC Holdings, Inc	41,354
1,971	*	Virtusa Corp	73,479
1,380		VMware, Inc (Class A)	218,413
3,007	*	WEX, Inc	568,864
		TOTAL SOFTWARE & SERVICES	23,333,480

TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
3,877		Adtran, Inc	34,156
512	*	Anixter International, Inc	42,368
38,586		Apple, Inc	9,598,653
4,261	*	Arlo Technologies, Inc	14,530
1,244		AVX Corp	19,058
246		Badger Meter, Inc	14,219
2,113		Benchmark Electronics, Inc	71,631
2,385	*	CalAmp Corp	26,760
55,172		Cisco Systems, Inc	2,621,222
1,242		CTS Corp	33,136
2,923		Daktronics, Inc	20,052
2,290		Dolby Laboratories, Inc (Class A)	147,316
214	*	Fabrinet	12,033
594	*	FARO Technologies, Inc	28,322
59,722		Hewlett Packard Enterprise Co	980,038
25,414		HP, Inc	441,441
565	*	Insight Enterprises, Inc	34,680
681	*	Keysight Technologies, Inc	68,720
1,980	*	Kimball Electronics, Inc	29,423
172	*	Lumentum Holdings, Inc	10,777
600		Methode Electronics, Inc	20,640
737		Motorola Solutions, Inc	122,578
720		National Instruments Corp	29,801
461	*	Novanta, Inc	41,052
147	*	OSI Systems, Inc	14,588
644	*	Ribbon Communications, Inc	2,763
393		Synnex Corp	46,272
1,602	*	TTM Technologies, Inc	18,759
48		Vishay Intertechnology, Inc	967
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	14,545,955

TELECOMMUNICATION SERVICES - 1.7%
54,669		CenturyLink, Inc	707,417
87

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

4,002	*	Cincinnati Bell, Inc	$20,450
1,009		Cogent Communications Group, Inc	59,168
2,574	*,e	Gogo, Inc	15,830
4,299	*	Iridium Communications, Inc	105,197
6,004	*	Orbcomm, Inc	24,076
48,992		Verizon Communications, Inc	2,962,546
		TOTAL TELECOMMUNICATION SERVICES	3,894,684

TRANSPORTATION - 2.0%
286		Amerco, Inc	115,841
1,958		Arkansas Best Corp	56,567
21,467		CSX Corp	1,508,486
1,114	*	Genesee & Wyoming, Inc (Class A)	123,687
4,483		Kansas City Southern Industries, Inc	631,117
2,512		Ryder System, Inc	122,159
5,593		Southwest Airlines Co	313,935
14,093		United Parcel Service, Inc (Class B)	1,623,091
		TOTAL TRANSPORTATION	4,494,883

UTILITIES - 3.4%
9,528		American Water Works Co, Inc	1,174,516
8,490		Aqua America, Inc	384,852
3,283		Atmos Energy Corp	369,272
2,207		Clearway Energy, Inc (Class A)	37,894
5,559		Clearway Energy, Inc (Class C)	100,785
14,326		Consolidated Edison, Inc	1,321,144
14,957		Eversource Energy	1,252,499
4,155		New Jersey Resources Corp	181,158
1,237		ONE Gas, Inc	114,843
1,189		Ormat Technologies, Inc	91,030
6,169		Pattern Energy Group, Inc	172,917
9,203		Sempra Energy	1,329,925
4,383		Southwest Gas Corp	382,636
5,213		TerraForm Power, Inc	88,517
15,915		UGI Corp	758,668
		TOTAL UTILITIES	7,760,656

		TOTAL COMMON STOCKS	225,267,386
		(Cost $194,629,394)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
1,550	†	Media General, Inc	0
		TOTAL MEDIA & ENTERTAINMENT	0

		TOTAL RIGHTS / WARRANTS	0
		(Cost $0)
88

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.1%

GOVERNMENT AGENCY DEBT - 0.7%
$1,600,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	$1,600,000
		TOTAL GOVERNMENT AGENCY DEBT			1,600,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
955,631	c	State Street Navigator Securities Lending Government Money Market Portfolio			955,631
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			955,631

		TOTAL SHORT-TERM INVESTMENTS			2,555,631
		(Cost $2,555,631)
		TOTAL INVESTMENTS - 100.3%			227,823,017
		(Cost $197,185,025)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(837,863)
		NET ASSETS - 100.0%			$226,985,154

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open future contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,100,991.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	10	12/20/19	$1,497,831	$1,517,900	$20,069

89

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

BELGIUM - 1.0%
4,531,100	*,g	Budweiser Brewing Co APAC Ltd	$16,566,723
		TOTAL BELGIUM	16,566,723

BRAZIL - 14.4%
9,242,187	a,n	Arcos Dorados Holdings, Inc	69,039,137
4,187,200	*	B2W Companhia Global Do Varejo	53,038,215
1,017,650		Banco do Brasil S.A.	12,217,890
1,216,900	*	Banco Itau Holding Financeira S.A.	10,993,215
1,644,200		Cia Brasileira de Distribuicao Grupo Pao de Acucar	34,023,727
5,409,284		Lojas Americanas S.A.(Preference)	26,962,121
225,200	*	Pagseguro Digital Ltd	8,350,416
1,047,900		Vale S.A.	12,332,846
		TOTAL BRAZIL	226,957,567

CHINA - 26.6%
163,838	*	58.COM, Inc (ADR)	8,652,285
3,266,000		AAC Technologies Holdings, Inc	21,135,248
598,554	*	Alibaba Group Holding Ltd (ADR)	105,746,535
97,500	*	Baidu, Inc (ADR)	9,930,375
8,978,000	*,†	China Animal Healthcare Ltd	11,457
8,331,000		China Life Insurance Co Ltd	21,424,745
2,501,242		China Merchants Bank Co Ltd (Class A)	12,605,280
3,249,600		China Mobile Hong Kong Ltd	26,408,508
27,330,500	e	China Molybdenum Co Ltd	8,612,825
7,328,100		China Unicom Ltd	7,214,505
6,118,162		Foxconn Industrial Internet Co Ltd	13,336,040
10,553,700		Geely Automobile Holdings Ltd	19,969,830
323,600	*	JD.com, Inc (ADR)	10,080,140
1,073,200		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	15,337,495
3,503,200		Ping An Insurance Group Co of China Ltd	40,433,165
1,885,140		Ping An Insurance Group Co of China Ltd (Class A)	23,548,673
1,506,576		Tencent Holdings Ltd	61,111,112
3,497,546		Tianqi Lithium Corp	12,479,823
		TOTAL CHINA	418,038,041

HONG KONG - 1.0%
621,536	*,†,e	China Metal Recycling Holdings Ltd	793
22,290	*,†	Mongolian Metals Corporation	0
1,953,500		Techtronic Industries Co	15,266,618
		TOTAL HONG KONG	15,267,411

INDIA - 8.9%
10,592,517		Bharat Electronics Ltd	17,616,672
14,222,082		Edelweiss Capital Ltd	18,468,413
90

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

1,134,418		Mahindra & Mahindra Ltd	$9,688,509
2,489,500		Reliance Industries Ltd	51,311,834
1,177,800		Shriram Transport Finance Co Ltd	18,879,524
4,963,100	*	Tata Motors Ltd	12,272,377
1,396,843		United Phosphorus Ltd	11,737,713
		TOTAL INDIA	139,975,042

INDONESIA - 2.4%
33,345,400		PT Astra International Tbk	16,492,657
21,893,700		PT Bank Mandiri Persero Tbk	10,943,982
7,131,100		PT United Tractors Tbk	11,007,064
		TOTAL INDONESIA	38,443,703

ITALY - 2.3%
10,595,871		Prada S.p.A	36,427,194
		TOTAL ITALY	36,427,194

KENYA - 0.6%
30,861,156		Safaricom plc	8,887,893
		TOTAL KENYA	8,887,893

KOREA, REPUBLIC OF - 11.4%
209,800		Fila Korea Ltd	10,352,124
335,000		Hynix Semiconductor, Inc	23,555,847
158,000		Hyundai Motor Co	16,549,609
44,100		LG Chem Ltd	11,635,565
92,039		Naver Corp	12,977,171
120,600	e	Samsung Electro-Mechanics Co Ltd	11,675,819
1,380,000		Samsung Electronics Co Ltd	59,643,388
63,300		Samsung SDI Co Ltd	12,352,723
48,200		Shinsegae Co Ltd	9,768,300
85,100		SK Energy Co Ltd	11,644,702
		TOTAL KOREA, REPUBLIC OF	180,155,248

MACAU - 2.6%
3,106,579		Galaxy Entertainment Group Ltd	21,390,770
3,837,900		Sands China Ltd	18,904,030
		TOTAL MACAU	40,294,800

MEXICO - 2.5%
2,357,100		Cemex SAB de C.V. (ADR)	8,886,267
1,587,300		Fresnillo plc	14,664,711
1,379,200		Grupo Televisa SAB (ADR)	15,240,160
		TOTAL MEXICO	38,791,138

NETHERLANDS - 1.4%
320,117	*	Prosus NV	22,074,942
		TOTAL NETHERLANDS	22,074,942

PHILIPPINES - 0.5%
36,649,500		Alliance Global Group, Inc	8,281,734
		TOTAL PHILIPPINES	8,281,734
91

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

RUSSIA - 4.4%
1,670,100		Gazprom (ADR)	$13,381,676
142,300		LUKOIL PJSC (ADR)	13,100,138
1,599,918		Sberbank of Russia (ADR)	23,522,795
590,500	*	Yandex NV	19,716,795
		TOTAL RUSSIA	69,721,404

SAUDI ARABIA - 0.6%
619,400		Al Rajhi Bank	9,977,686
		TOTAL SAUDI ARABIA	9,977,686

SOUTH AFRICA - 3.5%
1,330,400		Absa Group Ltd	13,644,687
700,200	e	Foschini Ltd	8,075,300
748,600		Mr Price Group Ltd	7,915,569
129,517		Naspers Ltd (N Shares)	18,327,755
2,266,800		Truworths International Ltd	8,034,152
		TOTAL SOUTH AFRICA	55,997,463

TAIWAN - 11.9%
1,330,300		Globalwafers Co Ltd	15,872,159
9,451,000		Hon Hai Precision Industry Co, Ltd	24,961,061
148,000		Largan Precision Co Ltd	21,716,676
1,707,600		MediaTek, Inc	22,804,744
9,193,600		Taiwan Semiconductor Manufacturing Co Ltd	90,095,423
1,972,000		Walsin Technology Corp	11,806,077
		TOTAL TAIWAN	187,256,140

THAILAND - 1.3%
13,849,300		PTT PCL (ADR)	20,753,170
		TOTAL THAILAND	20,753,170

TURKEY - 0.9%
618,600		Tupras Turkiye Petrol Rafine	13,464,644
		TOTAL TURKEY	13,464,644

UNITED STATES - 1.1%
146,500		Wynn Resorts Ltd	17,776,310
		TOTAL UNITED STATES	17,776,310

		TOTAL COMMON STOCKS	1,565,108,253
		(Cost $1,423,581,836)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,†	Ayala Land, Inc	3,393
		TOTAL PHILIPPINES	3,393

		TOTAL PREFERRED STOCKS	3,393
		(Cost $4,057)
92

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

PURCHASED OPTIONS - 0.0%

UNITED STATES - 0.0%
1,600,000		iShares MSCI Emerging Markets ETF	$576,000
		TOTAL UNITED STATES	576,000

		TOTAL PURCHASED OPTIONS	576,000
		(Cost $504,621)

SHORT-TERM INVESTMENTS - 1.0%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
15,511,179	c	State Street Navigator Securities Lending Government Money Market Portfolio	15,511,179
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	15,511,179

		TOTAL SHORT-TERM INVESTMENTS	15,511,179
		(Cost $15,511,179)
		TOTAL INVESTMENTS - 100.3%	1,581,198,825
		(Cost $1,439,601,693)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%	(3,767,248)
		NET ASSETS - 100.0%	$1,577,431,577

Abbreviation(s):
ADR	American Depositary Receipt
ETF	Exchange Traded Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,533,125.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $16,566,723 or 1.1% of net assets.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
iShares MSCI Emerging Markets ETF, Call	16,000	$504,621	$44.00	12/20/19	$576,000

Written options outstanding as of October 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
iShares MSCI Emerging Markets ETF, Put	8,000	$(479,679)	$40.00	12/20/19	$(304,000)
93

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY FUND
SUMMARY OF MARKET VALUES BY SECTOR (unaudited)
October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$518,885,575	32.9%
INFORMATION TECHNOLOGY	337,305,621	21.4
FINANCIALS	217,236,055	13.8
COMMUNICATION SERVICES	170,138,805	10.8
ENERGY	134,663,228	8.5
MATERIALS	80,350,543	5.1
CONSUMER STAPLES	65,927,946	4.2
INDUSTRIALS	41,165,023	2.6
REAL ESTATE	3,393	0.0
HEALTH CARE	11,457	0.0
SHORT-TERM INVESTMENTS	15,511,179	1.0
OTHER ASSETS & LIABILITIES, NET	(3,767,248)	(0.3)

NET ASSETS	$1,577,431,577	100.0%
94

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUSTRIA - 0.8%
1,356,899		Wienerberger AG.	$36,752,398
		TOTAL AUSTRIA	36,752,398

CHINA - 0.2%
225,940		Tencent Holdings Ltd	9,164,785
		TOTAL CHINA	9,164,785

DENMARK - 3.2%
593,115		DSV AS	57,644,318
1,741,875		Novo Nordisk AS	95,783,432
		TOTAL DENMARK	153,427,750

FRANCE - 19.6%
2,492,574		Accor S.A.	107,214,542
139,432		Airbus SE	20,002,669
313,569	g	ALD S.A.	4,447,332
1,782,455		Compagnie de Saint-Gobain	72,595,715
8,550,602		Credit Agricole S.A.	111,571,204
806,790		Danone	66,835,462
1,170,821		Essilor International S.A.	178,777,684
287,300		Legrand S.A.	22,445,022
381,447		Nexity	19,743,018
853,895		Sanofi-Aventis	78,718,073
1,372,022		Schneider Electric S.A.	127,516,219
1,190,828		Vinci S.A.	133,606,412
		TOTAL FRANCE	943,473,352

GERMANY - 15.2%
1,563,569		BASF SE	118,861,268
552,970		Continental AG.	74,065,235
1,877,037	g	Covestro AG.	90,138,900
2,729,560		Daimler AG. (Registered)	159,550,578
720,685		HeidelbergCement AG.	53,430,162
1,249,797		Lanxess AG.	81,210,792
1,380,881		Porsche AG.	101,675,111
150,553		Rheinmetall AG.	18,157,684
293,501		Siemens AG.	33,870,013
		TOTAL GERMANY	730,959,743

HONG KONG - 2.2%
2,393,630		Hong Kong Exchanges and Clearing Ltd	74,571,223
1,358,435		Melco Crown Entertainment Ltd (ADR)	29,260,690
		TOTAL HONG KONG	103,831,913
95

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INDIA - 1.8%
2,563,364		HDFC Bank Ltd	$44,413,564
1,439,222		Housing Development Finance Corp	43,194,000
		TOTAL INDIA	87,607,564

IRELAND - 2.1%
2,773,126		CRH plc	100,968,849
		TOTAL IRELAND	100,968,849

ITALY - 3.9%
4,084,600		Mediobanca S.p.A.	48,571,316
11,117,415		UniCredit S.p.A.	141,046,992
		TOTAL ITALY	189,618,308

JAPAN - 19.9%
368,527		Central Japan Railway Co	75,597,427
439,416		Daikin Industries Ltd	61,500,486
532,300		Hitachi High-Technologies Corp	33,117,430
3,667,379		Hitachi Ltd	136,875,533
666,161		Konami Corp	29,243,667
2,168,424		Murata Manufacturing Co Ltd	118,066,683
168,730		Nintendo Co Ltd	61,888,032
1,341,766		Rohm Co Ltd	106,306,477
2,538,059		Sony Corp	154,489,476
2,812,602		Sumco Corp	46,719,744
295,216		TDK Corp	29,130,069
1,536,789		Toyota Motor Corp	106,623,777
		TOTAL JAPAN	959,558,801

KOREA, REPUBLIC OF - 0.4%
98,720		Samsung SDI Co Ltd	19,264,784
		TOTAL KOREA, REPUBLIC OF	19,264,784

NETHERLANDS - 0.8%
1,248,131		Royal Dutch Shell plc (A Shares)	36,180,923
		TOTAL NETHERLANDS	36,180,923

SWEDEN - 2.0%
1,980,703		Electrolux AB (Series B)	52,075,325
2,187,978	e	Hennes & Mauritz AB (B Shares)	45,858,927
		TOTAL SWEDEN	97,934,252

SWITZERLAND - 5.4%
9,873,456		Credit Suisse Group	122,212,287
11,553		Geberit AG.	5,869,964
228,603		Lonza Group AG.	82,395,932
154,836		Roche Holding AG.	46,598,792
18,800		Sika AG.	3,231,842
		TOTAL SWITZERLAND	260,308,817

TAIWAN - 1.1%
1,012,240		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	52,261,951
		TOTAL TAIWAN	52,261,951
96

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY			VALUE

UNITED KINGDOM - 20.5%
681,264		AstraZeneca plc			$66,434,969
2,752,590		BAE Systems plc			20,561,051
7,778,712		CNH Industrial NV			84,691,896
528,750		Compass Group plc			14,077,488
978,250		Linde plc (Xetra)			193,102,319
220,936,668		Lloyds TSB Group plc			162,522,354
2,521,466		Reckitt Benckiser Group plc			195,115,112
1,025,992		Schroders plc			41,131,409
40,684,549		Tesco plc			124,191,716
4,275,981		Travis Perkins plc			79,422,656
362,405		Weir Group plc			6,330,137
		TOTAL UNITED KINGDOM			987,581,107

		TOTAL COMMON STOCKS			4,768,895,297
		(Cost $4,376,335,416)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.7%

GOVERNMENT AGENCY DEBT - 0.5%
$23,403,000		Federal Home Loan Bank (FHLB)	1.400%	11/01/19	23,403,000
2,120,000		FHLB	1.736	11/15/19	2,118,615
		TOTAL GOVERNMENT AGENCY DEBT			25,521,615

TREASURY DEBT - 0.2%
9,660,000		United States Treasury Bill	1.702	11/05/19	9,658,371
		TOTAL TREASURY DEBT			9,658,371

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
47,316,493	c	State Street Navigator Securities Lending Government Money Market Portfolio			47,316,493
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			47,316,493

		TOTAL SHORT-TERM INVESTMENTS			82,496,479
		(Cost $82,496,235)
		TOTAL INVESTMENTS - 100.8%			4,851,391,776
		(Cost $4,458,831,651)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(40,326,173)
		NET ASSETS - 100.0%			$4,811,065,603

Abbreviation(s):
ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $44,475,093.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $94,586,232 or 2.0% of net assets.
97

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY SECTOR (unaudited)
October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$1,023,668,833	21.2%
INDUSTRIALS	824,259,002	17.1
FINANCIALS	789,234,349	16.4
MATERIALS	677,696,530	14.1
INFORMATION TECHNOLOGY	541,742,671	11.3
CONSUMER STAPLES	386,142,290	8.0
HEALTH CARE	369,931,198	7.7
COMMUNICATION SERVICES	100,296,483	2.1
ENERGY	36,180,923	0.8
REAL ESTATE	19,743,018	0.4
SHORT-TERM INVESTMENTS	82,496,479	1.7
OTHER ASSETS & LIABILITIES, NET	(40,326,173)	(0.8)

NET ASSETS	$4,811,065,603	100.0%
98

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS
INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.0%

AUSTRALIA - 4.3%
1,236,696	*	Afterpay Touch Group Ltd	$24,550,920
785,401		Australia & New Zealand Banking Group Ltd	14,433,398
934,508		BHP Billiton Ltd	22,907,082
1,255,100		IDP Education Ltd	15,383,844
		TOTAL AUSTRALIA	77,275,244

BRAZIL - 6.4%
302,369	*	Arco Platform Ltd	12,548,313
1,115,000		Banco Inter SA	14,401,446
969,600		Linx S.A.	8,386,841
1,636,000		Localiza Rent A Car	17,614,382
2,114,100		Magazine Luiza S.A.	23,531,586
499,157	*	Pagseguro Digital Ltd	18,508,742
547,900	*,e	StoneCo Ltd	20,157,241
		TOTAL BRAZIL	115,148,551

CANADA - 9.4%
968,932		Alimentation Couche Tard, Inc	29,058,397
230,600	e	Bank of Montreal	17,070,458
1,009,191		Cenovus Energy, Inc	8,597,011
861,495		Dollarama, Inc	28,982,495
2,498,100		Entertainment One Ltd	18,041,248
528,300	*,e	Lightspeed POS, Inc	13,782,088
63,800	*	Shopify, Inc (Class A)	20,005,618
382,104	*,g	Spin Master Corp	10,809,502
738,821		Suncor Energy, Inc	21,966,616
		TOTAL CANADA	168,313,433

CHINA - 6.4%
1,022,834		Anhui Kouzi Distillery Co Ltd	7,096,491
14,247,400	*,†	China Animal Healthcare Ltd	18,182
15,484,500		China Everbright International Ltd	11,703,276
14,818,908		Haitong Securities Co Ltd	15,128,740
697,100	*	HUYA, Inc (ADR)	15,503,504
1,204,600		Sunny Optical Technology Group Co Ltd	19,362,595
646,400		Tencent Holdings Ltd	26,219,867
436,400		Yum China Holdings, Inc	18,547,000
		TOTAL CHINA	113,579,655

DENMARK - 2.0%
510,300		Novo Nordisk AS	28,060,731
272,500		Tryg A.S.	7,616,659
		TOTAL DENMARK	35,677,390
99

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

FRANCE - 5.8%
171,602		Essilor International S.A.	$26,202,646
83,512		L’Oreal S.A.	24,390,654
121,100	e	Remy Cointreau S.A.	16,205,931
164,039		Teleperformance	37,217,726
		TOTAL FRANCE	104,016,957

GERMANY - 5.6%
309,000		Bayer AG.	23,971,035
81,100		Bechtle AG.	8,782,691
179,482		Beiersdorf AG.	21,248,706
134,400		Deutsche Boerse AG.	20,813,133
591,100	*	HelloFresh SE	10,297,542
113,280	e	Wirecard AG.	14,331,720
		TOTAL GERMANY	99,444,827

HONG KONG - 2.3%
2,685,000		AIA Group Ltd	26,737,815
699,002		Melco Crown Entertainment Ltd (ADR)	15,056,503
		TOTAL HONG KONG	41,794,318

INDIA - 0.8%
1,697,650		Container Corp Of India Ltd	14,081,911
		TOTAL INDIA	14,081,911

INDONESIA - 1.1%
68,313,000		Bank Rakyat Indonesia	20,468,980
		TOTAL INDONESIA	20,468,980

IRELAND - 2.8%
491,610		CRH plc	17,899,402
904,286	e	Keywords Studios plc	13,030,792
587,889		Smurfit Kappa Group plc	19,634,031
		TOTAL IRELAND	50,564,225

ITALY - 4.3%
810,500		Amplifon S.p.A.	20,382,714
2,002,700		Davide Campari-Milano S.p.A	18,369,368
119,600		Ferrari NV	19,154,768
498,689		Moncler S.p.A	19,243,784
		TOTAL ITALY	77,150,634

JAPAN - 12.7%
639,100	e	Benefit One, Inc	12,936,964
296,700		en-japan, Inc	12,558,054
230,800	e	GMO Payment Gateway, Inc	17,009,755
1,151,200	e	Infomart Corp	17,332,067
749,300	e	Japan Elevator Service Holdings Co Ltd	20,266,547
517,200	*,e	Kamakura Shinsho Ltd	7,111,474
1,279,900	e	MonotaRO Co Ltd	38,666,533
354,000		Paltac Corp	17,071,815
365,802	e	Seria Co Ltd	9,194,742
275,799	*,e	SHIFT, Inc	15,731,874
100

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

808,400		SMS Co Ltd	$19,819,326
349,000		TechnoPro Holdings, Inc	21,465,556
736,500	*	Tokyo Base Co Ltd	4,992,420
102,000	*,e	Workman Co Ltd	7,219,491
670,000	e	Yume No Machi Souzou Iinkai Co Ltd	6,161,251
		TOTAL JAPAN	227,537,869

KOREA, REPUBLIC OF - 1.3%
81,700	*	Cafe24 Corp	4,274,675
390,400	e	Fila Korea Ltd	19,263,437
		TOTAL KOREA, REPUBLIC OF	23,538,112

NETHERLANDS - 2.6%
25,193	*,g	Adyen NV	17,736,254
107,047		ASML Holding NV	28,058,549
		TOTAL NETHERLANDS	45,794,803

NORWAY - 3.0%
815,986	e	Aker BP ASA	22,633,311
1,066,955	*	Equinor ASA	19,808,745
427,810		TGS Nopec Geophysical Co ASA	11,110,783
		TOTAL NORWAY	53,552,839

PHILIPPINES - 1.5%
5,703,054		Banco de Oro Universal Bank	17,397,199
6,009,020		Robinsons Retail Holdings, Inc	8,981,854
		TOTAL PHILIPPINES	26,379,053

PORTUGAL - 1.1%
1,204,396		Jeronimo Martins SGPS S.A.	20,238,242
		TOTAL PORTUGAL	20,238,242

SPAIN - 1.2%
279,399		Amadeus IT Holding S.A.	20,669,450
142,139	*,†,e	Let’s GOWEX S.A.	1,585
		TOTAL SPAIN	20,671,035

SWEDEN - 2.8%
416,726		Boliden AB	11,238,043
411,035		Hexagon AB (B Shares)	21,044,130
652,000	e	Intrum Justitia AB	17,577,309
		TOTAL SWEDEN	49,859,482

SWITZERLAND - 3.8%
329,787	*	Alcon, Inc	19,502,984
81,367		Lonza Group AG.	29,327,304
222,935		Novartis AG.	19,478,990
		TOTAL SWITZERLAND	68,309,278

TAIWAN - 0.9%
1,197,540		Dadi Early-Childhood Education Group Ltd	10,189,151
1,781,949		Hota Industrial Manufacturing Co Ltd	6,595,128
		TOTAL TAIWAN	16,784,279
101

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY			VALUE

UNITED ARAB EMIRATES - 0.4%
888,300	*,g	Network International Holdings plc			$6,225,068
		TOTAL UNITED ARAB EMIRATES			6,225,068

UNITED KINGDOM - 11.9%
1,377,280		Ashtead Group plc			41,932,413
2,404,119		Beazley plc			18,272,076
6,990,888	*	boohoo.com plc			23,897,512
1,715,400		CNH Industrial NV			18,676,675
507,700		Dechra Pharmaceuticals plc			17,318,454
2,294,186		Electrocomponents plc			20,241,863
447,623		Fevertree Drinks plc			10,785,954
1,695,494	*	Just Eat plc			16,144,760
167,485		Linde plc (Xetra)			33,060,815
6,603,400		Tritax Big Box REIT plc			12,861,683
		TOTAL UNITED KINGDOM			213,192,205

UNITED STATES - 1.6%
491,885	e	Burford Capital Ltd			5,600,192
112,300	*	Lululemon Athletica, Inc			22,939,521
		TOTAL UNITED STATES			28,539,713

		TOTAL COMMON STOCKS			1,718,138,103
		(Cost $1,302,669,051)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 9.0%

GOVERNMENT AGENCY DEBT - 5.2%
$43,549,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	43,549,000
7,380,000		FHLB	1.930	11/05/19	7,378,622
9,290,000		FHLB	1.712	11/29/19	9,277,861
14,000,000		FHLB	1.698	12/03/19	13,979,218
870,000		FHLB	1.728	12/06/19	868,587
10,000,000		FHLB	1.683	12/20/19	9,977,269
900,000		FHLB	1.665	01/03/20	897,449
5,000,000		FHLB	1.686	01/15/20	4,983,125
1,710,000		FHLB	1.646	01/24/20	1,703,536
		TOTAL GOVERNMENT AGENCY DEBT			92,614,667

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.8%
68,725,012	c	State Street Navigator Securities Lending Government Money Market Portfolio			68,725,012
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			68,725,012

		TOTAL SHORT-TERM INVESTMENTS			161,339,679
		(Cost $161,338,010)
		TOTAL INVESTMENTS - 105.0%			1,879,477,782
		(Cost $1,464,007,061)
		OTHER ASSETS & LIABILITIES, NET - (5.0)%			(89,028,132)
		NET ASSETS - 100.0%			$1,790,449,650
102

TIAA-CREF FUNDS - International Opportunities Fund

Abbreviation(s):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $139,033,984.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $34,770,824 or 1.9% of net assets.
103

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS
INTERNATIONAL OPPORTUNITIES FUND
SUMMARY OF MARKET VALUES BY SECTOR (unaudited)
October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$343,427,211	19.4%
INFORMATION TECHNOLOGY	329,222,933	18.4
INDUSTRIALS	284,516,671	15.9
FINANCIALS	177,940,097	9.9
HEALTH CARE	158,060,394	8.8
CONSUMER STAPLES	156,375,596	8.7
MATERIALS	104,739,373	5.8
ENERGY	84,116,466	4.7
COMMUNICATION SERVICES	66,877,679	3.7
REAL ESTATE	12,861,683	0.7
SHORT-TERM INVESTMENTS	161,339,679	9.0
OTHER ASSETS & LIABILITIES, NET	(89,028,132)	(5.0)

NET ASSETS	$1,790,449,650	100.0%
104

TIAA-CREF FUNDS - Quant International Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.7%

AUSTRALIA - 7.5%
788,725		AGL Energy Ltd	$10,766,580
402,688		Australia & New Zealand Banking Group Ltd	7,400,240
9,557		BHP Billiton Ltd	234,266
50,256		CIMIC Group Ltd	1,145,279
17,036		Cochlear Ltd	2,485,382
63,379		Commonwealth Bank of Australia	3,436,415
120,220		Computershare Ltd	1,312,257
65,262		CSL Ltd	11,509,362
812,967		Fortescue Metals Group Ltd	4,975,864
369,421	e	Harvey Norman Holdings Ltd	1,042,327
326,821		Macquarie Goodman Group	3,245,090
217,516		Macquarie Group Ltd	20,084,864
1,701,174		Mirvac Group	3,769,593
265,386		Rio Tinto Ltd	16,595,376
254,434		Rio Tinto plc	13,246,294
1,391,289		Santos Ltd	7,782,194
1,451,853		Suncorp-Metway Ltd	13,479,724
28		TPG Telecom Ltd	126
454,588		Wesfarmers Ltd	12,489,764
454,961		Woolworths Ltd	11,731,680
		TOTAL AUSTRALIA	146,732,677

AUSTRIA - 0.6%
193,165		OMV AG.	11,292,735
		TOTAL AUSTRIA	11,292,735

BELGIUM - 0.5%
98,493		Ageas	5,680,158
37,126		Solvay S.A.	4,036,559
10,442		Telenet Group Holding NV	513,026
		TOTAL BELGIUM	10,229,743

DENMARK - 2.2%
92,680		Carlsberg AS (Class B)	13,051,581
529,684		Novo Nordisk AS	29,126,632
		TOTAL DENMARK	42,178,213

FINLAND - 0.9%
29,512		Neste Oil Oyj	1,066,341
541,818		UPM-Kymmene Oyj	17,646,712
		TOTAL FINLAND	18,713,053

FRANCE - 9.6%
9,217		Airbus SE	1,322,255
105

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

315,952		Alstom RGPT	$13,669,094
10,944		Arkema	1,119,986
207,052		CNP Assurances	4,109,825
1,211,687		Credit Agricole S.A.	15,810,510
54,194		Dassault Systemes S.A.	8,230,807
112,407		Edenred	5,924,719
124,602		Eiffage S.A.	13,383,016
138,420		Faurecia	6,459,804
46,541		Gaz de France	779,318
57,227		Gecina S.A.	9,824,099
2,029		Hermes International	1,461,595
11,036		Kering	6,279,443
65,086		Klepierre	2,426,096
69,130		L’Oreal S.A.	20,190,223
30,644		LVMH Moet Hennessy Louis Vuitton S.A.	13,086,692
760,355		Peugeot S.A.	19,256,836
292,068		Publicis Groupe S.A.	12,570,177
89,050		Safran S.A.	14,104,619
47,213		Sanofi-Aventis	4,352,428
230,567	*	Total S.A.	12,189,661
		TOTAL FRANCE	186,551,203

GERMANY - 8.0%
70,884		Adidas-Salomon AG.	21,886,903
129,553		Allianz AG.	31,639,763
463,587		Deutsche Telekom AG.	8,157,072
62,246		Hannover Rueckversicherung AG.	11,030,228
212,100		HeidelbergCement AG.	15,724,675
128,154		KION Group AG.	8,527,077
162,005		Lanxess AG.	10,526,953
43,047		Merck KGaA	5,134,062
43,356		MTU Aero Engines Holding AG.	11,594,739
69,014		SAP AG.	9,144,455
12,635		Sartorius AG.	2,455,258
20,576		Siemens AG.	2,374,470
226,198		Uniper SE	7,049,812
58,208		Volkswagen AG.	11,003,648
		TOTAL GERMANY	156,249,115

HONG KONG - 2.7%
2,413,775		AIA Group Ltd	24,036,897
712,500		CK Asset Holdings Ltd	4,957,367
2,548,000		Henderson Land Development Co Ltd	12,726,188
1,920,000		HKT Trust and HKT Ltd	2,986,866
132,700		Jardine Matheson Holdings Ltd	7,565,362
18,000		Link REIT	196,045
		TOTAL HONG KONG	52,468,725

IRELAND - 0.4%
430,847		AIB Group plc	1,380,064
672,497		Bank of Ireland Group plc	3,241,459
13,416		Kerry Group plc (Class A)	1,621,974
20,562		Kingspan Group plc	1,065,457
		TOTAL IRELAND	7,308,954
106

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

ISRAEL - 0.7%
8,980		Azrieli Group	$692,162
163,168		Israel Chemicals Ltd	725,291
1,625,513		Israel Discount Bank Ltd	7,428,309
171,306		Mizrahi Tefahot Bank Ltd	4,250,204
		TOTAL ISRAEL	13,095,966

ITALY - 2.7%
875,527		Assicurazioni Generali S.p.A.	17,753,484
3,548,608		Enel S.p.A.	27,502,983
354,176		ENI S.p.A.	5,373,199
46,098	g	Poste Italiane S.p.A	559,925
3,865,485		Telecom Italia RSP	2,237,357
		TOTAL ITALY	53,426,948

JAPAN - 23.8%
196,400		Advantest Corp	8,937,863
25,100		Aeon Mall Co Ltd	401,576
206,700		Air Water, Inc	3,869,625
303,000		Asahi Breweries Ltd	15,173,462
875,400		Astellas Pharma, Inc	15,024,215
362,900		Brother Industries Ltd	6,820,354
57,500		Central Japan Railway Co	11,795,206
385,100		Chubu Electric Power Co, Inc	5,777,363
130,600		Chugai Pharmaceutical Co Ltd	10,990,743
67,900		Dai Nippon Printing Co Ltd	1,813,507
992,800		Dai-ichi Mutual Life Insurance Co	16,182,049
2,100		Daikin Industries Ltd	293,915
399,800		Daiwa House Industry Co Ltd	13,763,149
24,400		East Japan Railway Co	2,215,056
13,200		Eisai Co Ltd	955,535
234,100		FamilyMart Co Ltd	5,807,130
1,600		Fast Retailing Co Ltd	986,707
56,600		Fuji Heavy Industries Ltd	1,622,015
20,000		Fukuoka Financial Group, Inc	385,547
6,100		Hikari Tsushin, Inc	1,337,100
31,100	*	Hitachi Construction Machinery Co Ltd	802,759
28,500		Hitachi High-Technologies Corp	1,773,148
166,200		Hitachi Ltd	6,202,990
14,200	*	Hoya Corp	1,254,956
83,000		Hulic Co Ltd	901,110
407,600		Inpex Holdings, Inc	3,768,049
340,400		Isuzu Motors Ltd	3,955,417
862,300		Itochu Corp	18,028,864
12,500		Itochu Techno-Science Corp	336,635
117,000		Japan Tobacco, Inc	2,644,516
131,000		Kansai Electric Power Co, Inc	1,528,263
7,600		Kao Corp	611,030
459,400		KDDI Corp	12,712,123
26,500	*	Koito Manufacturing Co Ltd	1,386,299
32,700		Komatsu Ltd	765,668
141,100		Kubota Corp	2,241,127
35,700		Kyowa Hakko Kogyo Co Ltd	656,881
107

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

48,200		Kyushu Railway Co	$1,592,409
216,800		Mediceo Paltac Holdings Co Ltd	4,953,343
19,900		MEIJI Holdings Co Ltd	1,434,349
25,000		Mitsubishi Estate Co Ltd	485,384
108,400		Mitsubishi Heavy Industries Ltd	4,386,876
250,400		Mitsubishi UFJ Financial Group, Inc	1,298,146
722,100		Mitsubishi UFJ Lease & Finance Co Ltd	4,432,960
1,016,500		Mitsui & Co Ltd	17,457,332
57,100		Mitsui Fudosan Co Ltd	1,460,780
84,600		Mitsui OSK Lines Ltd	2,304,378
307,500		Mitsui Sumitomo Insurance Group Holdings, Inc	9,929,549
67,100		Murata Manufacturing Co Ltd	3,653,471
91,100		Namco Bandai Holdings, Inc	5,601,662
4,700		Nintendo Co Ltd	1,723,901
48,500		Nippon Meat Packers, Inc	2,037,769
82,300		Nippon Steel Corp	1,201,212
196,500		Nippon Telegraph & Telephone Corp	9,754,829
139,900		NTT Data Corp	1,837,004
37,800		NTT DoCoMo, Inc	1,036,291
1,061,500		Obayashi Corp	10,924,309
44,800		Obic Co Ltd	5,609,194
33,000	*	Oracle Corp Japan	2,900,572
144,000		Otsuka Corp	5,805,786
822,000	*	Rakuten, Inc	7,836,474
13,100		Recruit Holdings Co Ltd	435,366
301,000		Seibu Holdings, Inc	5,312,649
260,300		Sekisui House Ltd	5,613,208
35,800		Seven & I Holdings Co Ltd	1,352,534
93,200	e	Sharp Corp	1,069,112
1,148,400		Shimizu Corp	10,705,387
178,700		Shin-Etsu Chemical Co Ltd	19,925,264
186,400		Shionogi & Co Ltd	11,188,265
28,200		Shiseido Co Ltd	2,325,030
236,900		Softbank Corp	3,249,630
248,500		Softbank Group Corp	9,558,901
413,900		Sony Corp	25,193,738
278,700		Sony Financial Holdings, Inc	5,995,792
72,600		Sumitomo Realty & Development Co Ltd	2,635,252
71,100		Sundrug Co Ltd	2,352,750
69,300		T&D Holdings, Inc	771,845
77,700		TDK Corp	7,666,950
197,100		Tokio Marine Holdings, Inc	10,656,327
57,800	*	Tokyo Electric Power Co, Inc	267,680
2,400		Tokyo Electron Ltd	486,237
110,300		Toppan Printing Co Ltd	2,040,033
40,900		Toshiba Corp	1,398,623
150,200		Toyota Industries Corp	9,012,370
275,376		Toyota Motor Corp	19,105,830
129,100		Toyota Tsusho Corp	4,453,759
65,500		Welcia Holdings Co Ltd	3,763,646
212,300		Yokohama Rubber Co Ltd	4,741,770
		TOTAL JAPAN	464,657,880
108

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

NETHERLANDS - 3.1%
112,380		ASML Holding NV	$29,456,404
29,339		NXP Semiconductors NV	3,335,258
26,693		Randstad Holdings NV	1,481,377
383,900		Royal Dutch Shell plc (A Shares)	11,128,525
329,569		Royal Dutch Shell plc (B Shares)	9,491,509
69,166		Wolters Kluwer NV	5,094,283
		TOTAL NETHERLANDS	59,987,356

NEW ZEALAND - 0.3%
29,680		Fisher & Paykel Healthcare Corp	364,031
81,642		Ryman Healthcare Ltd	674,767
1,420,821		Telecom Corp of New Zealand Ltd	4,075,858
		TOTAL NEW ZEALAND	5,114,656

NORWAY - 0.5%
355,900		DNB NOR Holding ASA	6,479,971
154,393	*	Equinor ASA	2,866,411
		TOTAL NORWAY	9,346,382

SINGAPORE - 1.3%
2,348,700		CapitaLand Ltd	6,208,135
221,400		Oversea-Chinese Banking Corp	1,779,881
1,439,100		Singapore Exchange Ltd	9,448,468
366,400		United Overseas Bank Ltd	7,213,476
10,000		Venture Corp Ltd	115,996
		TOTAL SINGAPORE	24,765,956

SOUTH AFRICA - 0.9%
703,031		Anglo American plc	18,093,974
		TOTAL SOUTH AFRICA	18,093,974

SPAIN - 2.4%
381,833		ACS Actividades Construccion y Servicios S.A.	15,494,067
46,279	g	Aena S.A.	8,495,067
2,018,445		Banco Bilbao Vizcaya Argentaria S.A.	10,630,802
78,568	e	Banco Santander S.A.	315,474
289,328		Endesa S.A.	7,879,801
430,950		Telefonica S.A.	3,309,385
		TOTAL SPAIN	46,124,596

SWEDEN - 3.0%
118,201		Boliden AB	3,187,581
62,060		Essity AB	1,938,799
776,163	e	Hennes & Mauritz AB (B Shares)	16,267,989
18,713		Investor AB (B Shares)	960,060
52,740		Lundbergs AB (B Shares)	1,987,760
14,303		Lundin Petroleum AB	473,688
579,678		Sandvik AB	10,241,358
65,442		Swedish Match AB	3,074,357
1,339,843		Volvo AB (B Shares)	20,078,571
		TOTAL SWEDEN	58,210,163
109

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

SWITZERLAND - 10.0%
1,182		Lindt & Spruengli AG.	$8,782,626
315,775		Nestle S.A.	33,782,024
453,249		Novartis AG.	39,602,721
154,633		Roche Holding AG.	46,537,698
820,423		STMicroelectronics NV	18,620,575
39,238		Swiss Life Holding	19,651,047
25,462		Swisscom AG.	13,023,669
40,495		Zurich Financial Services AG.	15,861,893
		TOTAL SWITZERLAND	195,862,253

UNITED KINGDOM - 15.8%
566,735		Ashtead Group plc	17,254,709
150,212		AstraZeneca plc (ADR)	7,364,894
739,593		BP plc (ADR)	28,037,971
368,648		British American Tobacco plc	12,893,782
5,456,383		BT Group plc	14,480,457
1,385,340		CK Hutchison Holdings Ltd	12,790,950
271,326		Coca-Cola European Partners plc (Class A)	14,518,654
334,977		Compass Group plc	8,918,458
516,409		Diageo plc	21,137,124
1,856,714		Direct Line Insurance Group plc	6,546,310
1,225,328		GlaxoSmithKline plc	28,066,059
1,886,117		HSBC Holdings plc	14,249,818
5,246,260		Legal & General Group plc	17,933,493
5,329,203	*	M&G PLC	14,759,008
203,782		Micro Focus International plc	2,796,950
291,379		National Grid plc	3,406,885
32,917		Next plc	2,807,372
190,096		Prudential plc	3,320,376
573,887		RELX plc	13,816,534
369,992		Segro plc	4,047,455
23,027		Severn Trent plc	672,622
59,159		Standard Chartered plc	536,805
4,466,160		Taylor Wimpey plc	9,578,583
369,002	e	Unilever NV	21,810,480
279,376		Unilever plc	16,728,739
516,329		United Utilities Group plc	5,830,189
129,700		Vodafone Group plc (ADR)	2,648,474
		TOTAL UNITED KINGDOM	306,953,151

UNITED STATES - 1.8%
510,000		iShares MSCI EAFE Index Fund	34,384,200
		TOTAL UNITED STATES	34,384,200

		TOTAL COMMON STOCKS	1,921,747,899
		(Cost $1,725,348,936)
110

TIAA-CREF FUNDS - Quant International Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.0%

GOVERNMENT AGENCY DEBT - 0.9%
$17,560,000		Federal Home Loan Bank (FHLB)	1.400%	11/01/19	$17,560,000
		TOTAL GOVERNMENT AGENCY DEBT			17,560,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
21,536,389	c	State Street Navigator Securities Lending Government Money Market Portfolio			21,536,389
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			21,536,389

		TOTAL SHORT-TERM INVESTMENTS			39,096,389
		(Cost $39,096,389)
		TOTAL INVESTMENTS - 100.7%			1,960,844,288
		(Cost $1,764,445,325)
		OTHER ASSETS & LIABILITIES, NET - (0.7)%			(13,554,427)
		NET ASSETS - 100.0%			$1,947,289,861

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $20,453,853.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $9,054,992 or 0.5% of net assets.
111

TIAA-CREF FUNDS - Quant International Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$387,033,125	20.0%
INDUSTRIALS	284,390,226	14.6
HEALTH CARE	222,697,230	11.4
CONSUMER STAPLES	218,764,259	11.2
CONSUMER DISCRETIONARY	218,001,119	11.2
MATERIALS	131,109,633	6.7
INFORMATION TECHNOLOGY	125,042,906	6.4
COMMUNICATION SERVICES	102,038,143	5.2
ENERGY	93,470,281	4.8
UTILITIES	71,461,495	3.7
REAL ESTATE	67,739,482	3.5
SHORT-TERM INVESTMENTS	39,096,389	2.0
OTHER ASSETS & LIABILITIES, NET	(13,554,427)	(0.7)

NET ASSETS	$1,947,289,861	100.0%
112

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUSTRALIA - 5.2%
886,644		Abacus Property Group	$2,383,620
440,000		Ansell Ltd	8,367,381
1,839,000	e	Australian Pharmaceutical Industries Ltd	1,680,313
1,016,714		Beach Petroleum Ltd	1,599,269
455,000		Bunnings Warehouse Property Trust	1,300,864
463,000		Charter Hall Group	3,607,649
554,000	g	Coronado Global Resources, Inc (ADR)	914,770
1,541,000		Downer EDI Ltd	8,571,123
1,528,000	e	Evolution Mining Ltd	4,358,444
561,000		GDI Property Group	603,292
750,000		Genworth Mortgage Insurance Australia Ltd	2,016,681
2,395,000		Metcash Ltd	4,655,660
2,155,000		Perenti Global Ltd	3,394,769
110,000		Select Harvests Ltd	546,265
1,148,614		St Barbara Ltd	2,215,913
644,000		Super Cheap Auto Group Ltd	4,230,774
285,000		Village Roadshow Ltd	628,937
		TOTAL AUSTRALIA	51,075,724

AUSTRIA - 1.0%
40,000		ams AG.	1,797,306
89,000		Sparkassen Immobilien AG.	2,254,067
50,000		Wiener Staedtische Allgemeine Versicherung AG.	1,355,089
159,000		Wienerberger AG.	4,306,607
		TOTAL AUSTRIA	9,713,069

BELGIUM - 0.7%
36,000		KBC Ancora	1,716,393
63,000		Mobistar S.A.	1,385,604
18,733		Warehouses De Pauw SCA	3,472,401
		TOTAL BELGIUM	6,574,398

BRAZIL - 2.6%
1		Aliansce Sonae Shopping Centers sa	8
265,000		Alupar Investimento S.A.	1,603,678
100,000	*	Azul S.A.	1,309,563
289,990		Banco ABC Brasil S.A.	1,304,431
809,000		Banco do Estado do Rio Grande do Sul	4,510,470
317,000		Cia de Saneamento do Parana (Preference)	1,435,412
617,000		Cia Paranaense de Energia	8,564,615
103,000		LOG Commercial Properties e Participacoes S.A.	649,769
288,000		Randon Participacoes S.A.	743,249
814,000		Transmissora Alianca de Energia Eletrica S.A.	5,861,693
		TOTAL BRAZIL	25,982,888
113

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

CANADA - 4.9%
212,000		Aecon Group, Inc	$2,929,466
77,000	e	Alaris Royalty Corp	1,144,682
154,000	e	Canaccord Financial, Inc	626,710
65,000		Capital Power Corp	1,558,006
121,000		Cascades, Inc	1,145,600
59,000		Cogeco Communications, Inc	5,099,954
11,000		Cogeco, Inc	851,287
14,000		Exchange Income Corp	414,653
107,000	e	Extendicare, Inc	723,840
69,000	e	Genworth MI Canada, Inc	2,787,032
71,000		Gibson Energy, Inc	1,237,689
65,000		Granite REIT	3,218,662
3,000		iShares S&P/TSX SmallCap Index ETF	32,139
179,000		Labrador Iron Ore Royalty Corp	3,032,033
120,000		Martinrea International, Inc	978,513
50,000		North West Co, Inc	1,069,775
115,000		Northview Apartment REIT	2,519,854
240,100		Parkland Fuel Corp	7,975,382
197,900		Russel Metals, Inc	3,248,499
192,600		TFI International, Inc	6,137,288
100,000	e	Timbercreek Financial Corp	733,430
103,000		Transcontinental, Inc	1,176,160
		TOTAL CANADA	48,640,654

CHILE - 0.3%
20,318,000	*	Compania SudAmericana de Vapores S.A.	667,983
750,000		Parque Arauco S.A.	1,974,349
		TOTAL CHILE	2,642,332

CHINA - 3.8%
1,527,000		Asia Cement China Holdings Corp	1,851,792
806,000	e	AVIC International Holdings Ltd	759,291
1,794,000		Beijing North Star Co	550,554
490,000		China Meidong Auto Holdings Ltd	487,828
4,750,000		China Overseas Grand Oceans Group Ltd	2,457,404
5,885,000		China SCE Group Holdings Ltd	2,696,584
1,389,000		China Shineway Pharmaceutical Group Ltd	1,336,645
7,997,000		China Suntien Green Energy Cor	2,319,469
4,514,000		Citic 1616 Holdings Ltd	1,713,428
946,000		Cofco International Ltd	388,797
1,768,000		Fufeng Group Ltd	814,840
3,128,000		Fushan International Energy Group Ltd	645,457
1,320,500	e,g	Genertec Universal Medical Group Company Limited	902,115
1,803,000		Jingrui Holdings Ltd	631,578
452,000	*,e	JinkoSolar Holding Co Ltd (ADR)	6,526,880
3,029,000		Powerlong Real Estate Holdings Ltd	2,007,544
662,000		Road King Infrastructure	1,211,069
1,989,000		TCL Multimedia Technology Holdings Ltd	942,682
2,940,000		Tiangong International Co Ltd	1,049,822
2,626,000	e	Tianneng Power International Ltd	1,715,351
13,760,000		West China Cement Ltd	2,204,822
639,000	e,g	YiChang HEC ChangJiang Pharmaceutical Co Ltd	3,919,500
		TOTAL CHINA	37,133,452
114

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

COLOMBIA - 0.2%
68,000	*	Corp Financiera Colombiana S.A.	$585,444
120,000		Frontera Energy Corp	962,113
		TOTAL COLOMBIA	1,547,557

DENMARK - 1.4%
201,000		Alm Brand AS	1,637,273
21,000		PER Aarsleff A.S.	655,192
80,000		Royal Unibrew A.S.	6,563,135
111,000	g	Scandinavian Tobacco Group A.S.	1,311,526
83,000		Topdanmark AS	3,717,084
		TOTAL DENMARK	13,884,210

FINLAND - 0.5%
168,000		Kemira Oyj	2,729,109
88,000		Valmet Corp	1,969,485
		TOTAL FINLAND	4,698,594

FRANCE - 3.2%
716,000	*	Air France-KLM	8,535,055
7,000		Alten	770,014
4,180,000	*	CGG S.A.	9,744,288
167,000		Coface S.A.	1,825,299
52,000		Gaztransport Et Technigaz S.A.	4,744,398
4,528		Kaufman & Broad S.A.	172,740
39,000		Nexity	2,018,571
31,000		Sechilienne-Sidec	804,626
1,085,000	*	Solocal Group	849,203
7,000	*	Virbac S.A.	1,705,851
		TOTAL FRANCE	31,170,045

GERMANY - 2.2%
6,000		Amadeus Fire AG	755,825
280,000		Borussia Dortmund GmbH & Co KGaA	2,646,606
30,000		Cancom SE	1,604,456
7,000		Cewe Color Holding AG.	673,249
440,000	g	Deutsche Pfandbriefbank AG.	6,013,178
5,000		Eckert & Ziegler Strahlen- und Medizintechnik AG.	876,370
62,000		Gerresheimer AG.	4,999,997
10,000		Hornbach Holding AG. & Co KGaA	604,492
455,000		Metro AG.	2,289,656
862,000		Sirius Real Estate Ltd	820,695
		TOTAL GERMANY	21,284,524

HONG KONG - 0.4%
1,903,734		K Wah International Holdings Ltd	1,040,331
2,004,000		Pou Sheng International Holdings Ltd	756,564
4,000,000		Shun TAK Holdings Ltd	1,639,965
1,158,000		VST Holdings Ltd	590,127
		TOTAL HONG KONG	4,026,987
115

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

HUNGARY - 0.0%
117,200		Magyar Telekom	$174,717
		TOTAL HUNGARY	174,717

INDIA - 0.9%
329,000	*	Adani Enterprises Ltd	923,880
33,000	g	AU Small Finance Bank Ltd	318,536
600,000	*	Indiabulls Real Estate Ltd	465,285
400,000		Manappuram General Finance & Leasing Ltd	953,692
29,001		Mphasis Ltd	388,534
615,000		Nagarjuna Construction Co	500,285
703,000	*	Power Finance Corp Ltd	1,080,505
59,000		Rajesh Exports Ltd	564,349
15,585		Rhi Magnesita NV	702,396
1,296,000	*	SpiceJet Ltd	2,098,104
150,000		Torrent Power Ltd	591,777
		TOTAL INDIA	8,587,343

INDONESIA - 0.4%
10,531,000		PT Mitra Adiperkasa Tbk	750,123
24,057,000	*	PT Panin Life Tbk	497,067
21,242,000		PT Wijaya Karya	2,995,818
		TOTAL INDONESIA	4,243,008

IRELAND - 0.4%
558,000	*	C&C Group plc	2,746,660
435,000		Irish Residential Properties REIT plc	851,933
		TOTAL IRELAND	3,598,593

ISRAEL - 1.5%
124,000	*	Airport City Ltd	2,341,486
250,000		Amot Investments Ltd	1,759,819
41,000		Ashtrom Group Ltd	461,291
2,700		Bayside Land Corp	1,811,955
76,000		First International Bank Of Israel Ltd	2,086,463
350,000	*	Jerusalem Economy Ltd	1,494,534
42,000	*,e	Kornit Digital Ltd	1,427,580
75,000		Matrix IT Ltd	1,378,457
520,000		Shikun & Binui Ltd	2,063,544
		TOTAL ISRAEL	14,825,129

ITALY - 3.8%
120,000		ACEA S.p.A.	2,388,228
578,000		Actelios S.p.A.	2,576,254
108,000		Amplifon S.p.A.	2,716,019
230,000		Banca Generali S.p.A	7,508,684
110,000		Banca IFIS S.p.A.	1,866,185
80,000		Cementir Holding NV	538,110
624,000		Italgas S.p.A	4,017,124
1,050,000		Piaggio & C S.p.A.	3,304,417
2,351,000		Unipol Gruppo Finanziario S.p.A	13,121,080
		TOTAL ITALY	38,036,101
116

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

JAPAN - 23.2%
263,000		Adastria Holdings Co Ltd	$6,468,470
83,000	e	Akatsuki, Inc	4,625,500
49,000		Amuse, Inc	1,304,341
30,000		Arata Corp	1,124,680
28,000		Asahi Holdings, Inc	651,850
45,000		BayCurrent Consulting, Inc	2,268,708
168,000		Bunka Shutter Co Ltd	1,458,243
50,000		Comture Corp	950,395
44,000		Daiho Corp	1,243,117
52,000		Daishi Hokuetsu Financial Group, Inc	1,317,786
110,800		Daiwabo Co Ltd	4,841,528
40,000		Dip Corp	1,085,772
97,000		Eagle Industry Co Ltd	974,135
131,000		Eiken Chemical Co Ltd	2,113,981
188,000		eRex Co Ltd	2,558,117
549,000		Financial Products Group Co Ltd	5,564,127
18,000		Fujimori Kogyo Co Ltd	636,410
91,000		Fullcast Co Ltd	1,894,970
123,000		Goldcrest Co Ltd	2,540,800
51,000		G-Tekt Corp	879,255
215,000		Gulliver International Co Ltd	909,110
978,000		Haseko Corp	12,620,480
23,000		Hochiki Corp	321,233
10,000		Inaba Denki Sangyo Co Ltd	459,387
3,000	*	Invincible Investment Corp	1,894,360
127,000		Itochu Enex Co Ltd	1,061,208
48,000	e	Iwatani International Corp	1,664,490
91,000		Japan Elevator Service Holdings Co Ltd	2,461,305
142,000		Japan Petroleum Exploration Co	3,630,602
1,506,000		JVC KENWOOD Holdings, Inc	4,389,556
40,000		Kaga Electronics Co Ltd	775,350
39,000		Kaken Pharmaceutical Co Ltd	1,912,121
27,000		Kanamoto Co Ltd	721,821
250,000		Kandenko Co Ltd	2,363,841
187,800		Kanematsu Corp	2,287,936
30,000	e	Katitas Co Ltd	1,294,496
24,000		Kenko Mayonnaise Co Ltd	566,512
91,000		Komori Corp	968,987
99,000		Koshidaka Holdings Co Ltd	1,437,579
83,000		Kotobuki Spirits Co Ltd	5,711,501
159,200		Kumagai Gumi Co Ltd	4,908,153
75,000		Kureha CORP	4,793,532
82,000		Kyoei Steel Ltd	1,493,272
397,000		Kyowa Exeo Corp	10,100,448
13,000	*	M&A Capital Partners Co Ltd	866,541
81,000		Maeda Corp	751,746
110,000		Maeda Road Construction Co Ltd	2,366,466
18,000		Maruzen Showa Unyu Co Ltd	505,899
60,000		Mitsui Sugar Co Ltd	1,304,645
47,000		Mitsui-Soko Co Ltd	762,089
53,000		Mizuno Corp	1,386,239
70,000		Morinaga & Co Ltd	3,457,964
17,000		NEC Capital Solutions Ltd	360,244
117

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

88,000		NET One Systems Co Ltd	$2,372,529
145,000		Nichii Gakkan Co	2,458,397
87,000		Nippo Corp	1,787,626
77,000		Nippon Konpo Unyu Soko Co Ltd	1,871,699
7,000		Nippon Road Co Ltd	427,712
64,000		Nisshin Oillio Group Ltd	2,241,070
274,000		Nissin Electric Co Ltd	3,207,655
110,000		Nojima Corp	1,951,318
118,000		Nomura Co Ltd	1,456,336
19,000		Nuflare Technology, Inc	1,415,554
70,000		Oki Electric Industry Co Ltd	939,432
58,000		Open House Co Ltd	1,482,164
2,173,000		Orient Corp	3,174,588
1,231,000		Penta-Ocean Construction Co Ltd	7,551,483
193,000		Raito Kogyo Co Ltd	3,067,330
43,000		RS Technologies Co Ltd	1,754,569
243,000		SAMTY Co Ltd	4,578,457
151,000		Sanki Engineering Co Ltd	1,839,132
100,000		SBS Holdings, Inc	1,643,521
269,000		Senko Co Ltd	2,163,722
123,000		Shinnihon Corp	966,191
23,000		Shinwa Kaiun Kaisha Ltd	520,830
247,000		Showa Corp	5,160,972
30,000		Sinko Industries Ltd	508,074
36,000		Sumitomo Densetsu Co Ltd	751,773
108,000		Sumitomo Forestry Co Ltd	1,567,569
722,200		Sumitomo Mitsui Construction C	4,098,594
157,000		Sun Frontier Fudousan Co Ltd	1,910,216
49,000		Sushiro Global Holdings Ltd	3,368,893
39,000		Systena Corp	560,403
147,000		Takasago Thermal Engineering Co Ltd	2,659,423
69,000		Tamron Co Ltd	1,506,755
163,000		Toho Pharmaceutical Co Ltd	4,134,073
738,000		Tokyo Steel Manufacturing Co Ltd	5,941,426
200,000		Tomy Co Ltd	2,168,855
30,000		Torii Pharmaceutical Co Ltd	800,555
197,000		Tosei Corp	2,484,913
117,000		Towa Pharmaceutical Co Ltd	3,000,203
468,000		Toyo Construction Co Ltd	2,199,037
9,000		Trancom Co Ltd	593,957
103,000		TS Tech Co Ltd	3,298,828
47,000		VITAL KSK Holdings, Inc	479,893
225,000		VT Holdings Co Ltd	1,005,477
90,000	*	World Co Ltd	2,072,093
50,000		YAMABIKO Corp	567,607
107,000		Zenkoku Hosho Co Ltd	4,467,140
		TOTAL JAPAN	229,189,342

JORDAN - 0.4%
159,000		Hikma Pharmaceuticals plc	4,140,803
		TOTAL JORDAN	4,140,803

KOREA, REPUBLIC OF - 4.2%
41,000		Daewoong Co Ltd	501,567
118

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

66,000		Dongbu HiTek Co Ltd	$962,821
202,000		Dongwon Development Co Ltd	764,147
810,000		Easy Bio, Inc	3,685,681
642,000		Eugene Corp	2,562,619
30,000		Global & Yuasa Battery Co Ltd	982,423
51,000		Hansol Paper Co Ltd	641,777
8,000		Hyosung Chemical Corp	1,136,057
71,000		Hyosung Corp	5,043,399
70,000		Hyundai Wia Corp	3,076,168
221,000		JB Financial Group Co Ltd	1,014,064
60,000		Kginicis Co Ltd	841,556
77,000		LG International Corp	1,026,446
30,000		Lotte Data Communication Co	1,141,220
10,000		Maeil Dairies Co Ltd	758,458
71,000		Meritz finance Holdings Co Ltd	758,840
36,000		NICE Holdings Co Ltd	600,322
52,000		S&T Daewoo Co Ltd	2,030,666
6,000		Samchully Co Ltd	434,813
39,000		Samsung Fine Chemicals Co Ltd	1,478,730
78,000	*	Samsung Techwin Co Ltd	2,533,688
40,000		Seah Besteel Corp	550,377
928,000		SK Networks Co Ltd	4,628,791
53,000		SL Corp	955,465
292,000		Taeyoung Engineering & Construction	3,254,991
12,000		Unid Co Ltd	480,594
		TOTAL KOREA, REPUBLIC OF	41,845,680

MALAYSIA - 0.3%
3,183,000		Drb-Hicom BHD	1,923,861
1,059,148		Sunway BHD	430,539
1,083,900		Supermax Corp BHD	380,584
		TOTAL MALAYSIA	2,734,984

MEXICO - 0.9%
453,000		Concentradora Fibra Danhos S.A. de C.V.	683,391
900,000		Corp Inmobiliaria Vesta SAB de C.V.	1,501,365
3,500,000		Gentera SAB de C.V.	3,467,886
773,000		Qualitas Controladora SAB de C.V.	3,333,667
		TOTAL MEXICO	8,986,309

NETHERLANDS - 2.9%
2,279,000	*	Altice NV (Class A)	13,039,997
88,000		ASM International NV	8,872,315
86,000		Koninklijke Volkerwessels NV	1,999,638
176,000	g	Signify NV	5,156,810
		TOTAL NETHERLANDS	29,068,760

NORWAY - 0.6%
109,000	*	BW Offshore Ltd	832,496
59,631	g	Europris ASA	161,831
127,000		Golden Ocean Group Ltd	734,196
27,997		SpareBank SR-Bank ASA	298,354
151,000		Sparebanken Midt-Norge	1,626,966
130,000		Sparebanken Nord-Norge	1,008,501
119

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

46,000		TGS Nopec Geophysical Co ASA	$1,194,680
		TOTAL NORWAY	5,857,024

PHILIPPINES - 0.1%
1,824,000		First Gen Corp	891,422
		TOTAL PHILIPPINES	891,422

POLAND - 0.5%
77,000		Asseco Poland S.A.	1,035,373
440,000	g	PLAY Communications S.A.	3,490,888
		TOTAL POLAND	4,526,261

PORTUGAL - 0.4%
941,000		Mota Engil SGPS S.A.	2,084,468
390,000		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	2,318,646
		TOTAL PORTUGAL	4,403,114

QATAR - 0.0%
458,173		Qatar Gas Transport Co Ltd	310,818
		TOTAL QATAR	310,818

RUSSIA - 0.1%
150,000		AFK Sistema	677,100
		TOTAL RUSSIA	677,100

SAUDI ARABIA - 0.6%
138,000		Arabian Cement Co	1,188,545
360,000		City Cement Co	1,391,889
64,000		Eastern Province Cement Co	568,274
24,000		Saudia Dairy & Foodstuff Co	812,735
360,000	*	Yamama Cement Co	2,040,797
		TOTAL SAUDI ARABIA	6,002,240

SINGAPORE - 0.5%
3,546,000		Ascott Residence Trust	3,593,884
67,000		China Yuchai International Ltd	927,950
		TOTAL SINGAPORE	4,521,834

SOUTH AFRICA - 2.3%
524,000		DataTec Ltd	1,245,283
1,056,000	*	Impala Platinum Holdings Ltd	7,270,523
7,515,000	*,e	Sibanye Gold Ltd	14,509,168
		TOTAL SOUTH AFRICA	23,024,974

SPAIN - 2.0%
50,000	e	Acciona S.A.	5,208,914
50,000		Applus Services S.A.	604,220
72,000		Cie Automotive S.A.	1,793,328
79,000	g	Euskaltel S.A.	734,826
303,000		Faes Farma S.A. (Sigma)	1,741,212
152,027		Laboratorios Almirall S.A.	2,855,380
905,000		Mediaset Espana Comunicacion SA	5,537,567
1,113,000	e	Obrascon Huarte Lain S.A.	1,283,192
		TOTAL SPAIN	19,758,639
120

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

SWEDEN - 3.1%
96,000		Castellum AB	$1,961,822
111,000		Clas Ohlson AB (B Shares)	1,067,385
44,000	*	Fastighets AB Balder	1,706,514
214,000		Getinge AB (B Shares)	3,658,661
319,000		Hemfosa Fastigheter AB	3,285,577
277,000	e	Intrum Justitia AB	7,467,661
149,000		Lindab International AB	1,666,618
86,933		New Wave Group AB (B Shares)	505,795
324,000	g	Nobina AB	2,052,375
38,000		Nolato AB (B Shares)	2,129,131
152,000	*	Nyfosa AB	1,015,359
27,000	*,e	Stillfront Group AB	694,776
218,000		Wihlborgs Fastigheter AB	3,298,402
		TOTAL SWEDEN	30,510,076

SWITZERLAND - 3.4%
5,000		Allreal Holding AG.	974,151
58,000		Cembra Money Bank AG.	6,150,635
133,000	g	Galenica AG.	7,962,338
1,000		Gurit Holding AG.	1,428,336
1,204,000		IWG plc	5,997,439
29,000		Landis&Gyr Group AG.	2,692,744
91,000		Mobilezone Holding AG.	989,315
42,000		PSP Swiss Property AG.	5,559,328
200		Vetropack Holding AG.	542,321
19,000		Zehnder Group AG.	830,547
		TOTAL SWITZERLAND	33,127,154

TAIWAN - 5.4%
1,315,000		Arcadyan Technology Corp	4,055,610
3,135,000		Benq Corp	2,350,882
1,491,000		Cheng Loong Corp	888,832
507,000		Farglory Land Development Co Ltd	644,321
126,000		ITEQ Corp	638,177
2,772,000		Radiant Opto-Electronics Corp	11,005,608
2,627,000		Shinkong Synthetic Fibers Corp	963,365
664,000		Simplo Technology Co Ltd	6,116,220
1,014,000		Supreme Electronics Co Ltd	965,934
545,000		Systex Corp	1,325,210
1,129,000		Taiwan Styrene Monomer	800,764
3,395,000		TPK Holding Co Ltd	7,386,316
707,000		Tripod Technology Corp	2,732,431
8,224,000		Unimicron Technology Corp	12,636,884
1,414,944		USI Corp	622,095
		TOTAL TAIWAN	53,132,649

THAILAND - 1.0%
1,758,000		Com7 PCL	1,675,263
1,842,000		Pruksa Holding PCL	964,010
3,415,000		Supalai PCL	1,832,538
2,282,000		Thanachart Capital PCL	4,007,096
121

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

347,000		Tisco Bank PCL	$1,120,199
775,000		Vinythai PCL	600,596
		TOTAL THAILAND	10,199,702

TURKEY - 0.5%
1,776,000	*	Koza Anadolu Metal Madencilik Isletmeleri AS	2,713,835
15,780,000		Turkiye Sinai Kalkinma Bankasi AS	2,482,673
		TOTAL TURKEY	5,196,508

UNITED ARAB EMIRATES - 0.1%
1,875,000		Air Arabia PJSC	694,303
		TOTAL UNITED ARAB EMIRATES	694,303

UNITED KINGDOM - 12.2%
218,000		Arrow Global Group plc	671,515
3,361,000		Assura Group Ltd	3,256,547
1,600,000	g	Avast plc	8,591,047
55,000		Bellway plc	2,251,118
278,000		Brewin Dolphin Holdings plc	1,198,424
841,000		Britvic plc	10,747,811
319,000		Daily Mail & General Trust plc	3,632,557
266,000	*	Dialog Semiconductor plc	11,964,757
558,000		Dunelm Group plc	5,706,549
1,245,000	*	Enterprise Inns plc	4,541,394
323,000	g	Forterra plc	1,119,215
805,000		GCP Student Living plc	1,824,825
55,000		Go-Ahead Group plc	1,455,749
146,000		HomeServe plc	2,191,914
409,000		Howden Joinery Group plc	3,061,071
197,000		Intermediate Capital Group plc	3,791,405
1,538,000		London & Stamford Property plc	4,618,032
1,159,386		Marston’s plc	1,851,733
416,000		National Express Group plc	2,405,496
532,000		Paragon Group of Cos plc	3,467,932
442,000		Pennon Group plc	5,142,597
382,857		Redrow plc	2,984,686
1,125,000	g	Regional REIT Ltd	1,536,174
800,000		Rightmove plc	6,209,748
402,000		Safestore Holdings plc	3,647,719
781,000		Tate & Lyle plc	6,812,109
1,840,347		Tritax Big Box REIT plc	3,584,511
532,000		Unite Group plc	7,748,407
82,000		Wetherspoon (J.D.) plc	1,553,980
95,000		WH Smith plc	2,692,060
		TOTAL UNITED KINGDOM	120,261,082

UNITED STATES - 0.7%
133,000		BRP, Inc	5,966,874
6,000	e	iShares MSCI EAFE Small-Cap ETF	357,480
2,500	e	iShares MSCI Emerging Markets Small-Cap ETF	108,875
100,000		Sims Group Ltd	643,595
		TOTAL UNITED STATES	7,076,824

		TOTAL COMMON STOCKS	973,976,927
		(Cost $902,779,722)
122

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

RIGHTS / WARRANTS - 0.0%

MALAYSIA - 0.0%
233,613		Sunway BHD	$20,406
		TOTAL MALAYSIA	20,406

		TOTAL RIGHTS / WARRANTS	20,406
		(Cost $0)

SHORT-TERM INVESTMENTS - 1.3%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.3%
13,107,866	c	State Street Navigator Securities Lending Government Money Market Portfolio	13,107,866
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	13,107,866

		TOTAL SHORT-TERM INVESTMENTS	13,107,866
		(Cost $13,107,866)
		TOTAL INVESTMENTS - 100.1%	987,105,199
		(Cost $915,887,588)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%	(802,705)
		NET ASSETS - 100.0%	$986,302,494

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,818,329.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $44,185,129 or 4.5% of net assets.
123

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
INDUSTRIALS	$179,153,257	18.4%
REAL ESTATE	114,781,252	11.6
INFORMATION TECHNOLOGY	114,306,444	11.6
CONSUMER DISCRETIONARY	111,797,648	11.3
FINANCIALS	108,652,806	11.0
MATERIALS	92,606,677	9.4
HEALTH CARE	63,367,797	6.4
COMMUNICATION SERVICES	56,701,455	5.7
CONSUMER STAPLES	53,380,307	5.4
UTILITIES	43,637,277	4.4
ENERGY	35,612,413	3.6
SHORT-TERM INVESTMENTS	13,107,866	1.3
OTHER ASSETS & LIABILITIES, NET	(802,705)	(0.1)

NET ASSETS	$986,302,494	100.0%
124

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES	COMPANY	VALUE

COMMON STOCKS - 98.4%

AUSTRALIA - 6.9%
265,211	Alumina Ltd	$414,024
87,526	AMP Ltd	110,593
31,951	APA Group (ASE)	256,639
15,433	AusNet Services	19,714
89,996	Australia & New Zealand Banking Group Ltd	1,653,866
1,358	Australian Stock Exchange Ltd	77,083
3,456	Bendigo Bank Ltd	25,364
45,321	BlueScope Steel Ltd	414,877
19,513	Boral Ltd	67,747
22,518	Brambles Ltd	186,157
8,425	Caltex Australia Ltd	158,378
15,230	Coca-Cola Amatil Ltd	106,879
619	Cochlear Ltd	90,306
16,036	Coles Group Ltd	165,954
41,554	Commonwealth Bank of Australia	2,253,062
7,280	Computershare Ltd	79,465
10,210	CSL Ltd	1,800,597
714	Dexus Property Group	5,888
148,039	Fortescue Metals Group Ltd	906,091
1,343	GPT Group (ASE)	5,513
24,681	Insurance Australia Group Ltd	135,229
12,102	Lend Lease Corp Ltd	156,427
17,632	Macquarie Goodman Group	175,073
6,433	Macquarie Group Ltd	594,007
8,807	Mirvac Group	19,515
88,110	National Australia Bank Ltd	1,729,523
47,725	Newcrest Mining Ltd	1,041,757
2,654	Orica Ltd	41,943
10,912	QR National Ltd	44,393
2,828	Ramsay Health Care Ltd	133,625
19,893	Santos Ltd	111,272
2,888	Seek Ltd	45,197
7,423	Sonic Healthcare Ltd	146,196
13,104	Stockland Trust Group	44,239
24,047	Sydney Airport	145,639
76,149	Telstra Corp Ltd	183,400
121,466	Transurban Group (ASE)	1,244,048
17,075	Wesfarmers Ltd	469,134
93,947	Westpac Banking Corp	1,824,027
13,897	Woodside Petroleum Ltd	308,006
21,575	Woolworths Ltd	556,336
9,666	WorleyParsons Ltd	90,727
	TOTAL AUSTRALIA	18,037,910
125

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

AUSTRIA - 0.5%
15,736		OMV AG.	$919,952
12,400		Voestalpine AG.	311,149
		TOTAL AUSTRIA	1,231,101

BELGIUM - 0.7%
14,674		KBC Groep NV	1,031,792
3,149		Solvay S.A.	342,378
4,808		UCB S.A.	387,519
4,851	e	Umicore S.A.	200,249
		TOTAL BELGIUM	1,961,938

DENMARK - 1.4%
1,979		Christian Hansen Holding	151,939
2,887		Coloplast AS	347,583
2,230		H Lundbeck AS	76,200
1,890		ISS AS	49,483
36,376		Novo Nordisk AS	2,000,269
2,296		Novozymes AS	108,232
10,197	g	Orsted AS	895,008
2,101		Pandora AS	103,382
798		Tryg A.S.	22,305
3,652		Vestas Wind Systems AS	297,520
		TOTAL DENMARK	4,051,921

FINLAND - 0.8%
2,457		Metso Oyj	93,014
30,004		Neste Oil Oyj	1,084,118
1,105		Nokian Renkaat Oyj	31,580
1,887		Orion Oyj (Class B)	83,716
14,408		Stora Enso Oyj (R Shares)	187,185
11,587		UPM-Kymmene Oyj	377,382
10,720		Wartsila Oyj (B Shares)	113,254
		TOTAL FINLAND	1,970,249

FRANCE - 10.8%
7,616		Accor S.A.	327,591
2,061		Aeroports de Paris	391,980
14,254		Air Liquide	1,895,227
5,300		Atos Origin S.A.	411,315
42,751		AXA S.A.	1,131,671
8,569		Bouygues S.A.	363,480
6,184		Cap Gemini S.A.	697,123
5,786	e	Casino Guichard Perrachon S.A.	312,138
18,341		CNP Assurances	364,055
25,277		Compagnie de Saint-Gobain	1,029,480
20,256		Danone	1,678,032
2,916		Eiffage S.A.	313,196
9,593		Essilor International S.A.	1,464,796
1,603		Eurazeo	111,855
999		Gecina S.A.	171,497
10,865		Groupe Eurotunnel S.A.	181,998
3,822		Imerys S.A.	147,639
2,507		JC Decaux S.A.	68,530
2,651		Kering	1,508,409
126

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

6,845		Legrand S.A.	$534,759
7,325		L’Oreal S.A.	2,139,352
4,514		Michelin (C.G.D.E.) (Class B)	549,612
97,064		Natixis	445,943
40,539		Orange S. A.	652,454
37,981		Peugeot S.A.	961,911
16,978		Renault S.A.	866,878
28,362		Sanofi-Aventis	2,614,610
17,827		Schneider Electric S.A.	1,656,848
844		SEB S.A.	128,248
210		Societe BIC S.A.	14,580
1,672		Teleperformance	379,349
57,200		Total S.A.	3,024,060
863		Unibail-Rodamco-Westfield	133,451
2,571		Unibail-Rodamco-Westfield	397,713
10,101		Valeo S.A.	376,168
2,808		Wendel	398,166
6,782	*,g	Worldline S.A.	412,666
		TOTAL FRANCE	28,256,780

GERMANY - 8.5%
4,254		Adidas-Salomon AG.	1,313,510
10,686		Allianz AG.	2,609,762
26,174		BASF SE	1,989,727
16,386		Bayerische Motoren Werke AG.	1,254,753
2,154		Beiersdorf AG.	255,010
3,862		Brenntag AG.	193,564
3,507		Deutsche Boerse AG.	543,093
38,584		Deutsche Post AG.	1,366,840
21,497		Deutsche Wohnen AG.	810,489
2,094		Fraport AG. Frankfurt Airport Services Worldwide	175,022
7,112		HeidelbergCement AG.	527,270
9,928		Henkel KGaA	955,251
5,900		Henkel KGaA (Preference)	612,849
1,435		Hochtief AG.	179,293
774		Hugo Boss AG.	32,634
7,407		Merck KGaA	883,406
7,204		Metro Wholesale & Food Specialist AG.	117,637
3,781		MTU Aero Engines Holding AG.	1,011,157
2,799		Muenchener Rueckver AG.	777,673
2,162		Puma AG. Rudolf Dassler Sport	162,641
23,353		SAP AG.	3,094,306
3,650		Sartorius AG.	709,275
20,198		Siemens AG.	2,330,849
47,194		Telefonica Deutschland Holding AG.	149,748
5,384	*,g	Zalando SE	233,434
		TOTAL GERMANY	22,289,193

HONG KONG - 3.9%
281,517		BOC Hong Kong Holdings Ltd	967,186
218,893		Hang Lung Properties Ltd	481,171
48,981		Hang Seng Bank Ltd	1,021,993
240,485		HKT Trust and HKT Ltd	374,113
562,895		Hong Kong & China Gas Ltd	1,092,523
127

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

74,744		Hong Kong Electric Holdings Ltd	$533,383
41,880		Hong Kong Exchanges and Clearing Ltd	1,304,731
67,056		Hysan Development Co Ltd	264,284
91,830		Link REIT	1,000,157
156,731		MTR Corp	898,661
264,093		PCCW Ltd	156,849
126,058		Shangri-La Asia Ltd	129,388
52,968		Swire Pacific Ltd (Class A)	504,906
126,800		Swire Properties Ltd	398,792
109,284		Techtronic Industries Co	854,055
		TOTAL HONG KONG	9,982,192

IRELAND - 0.5%
17,795		CRH plc	647,912
4,917		Kerry Group plc (Class A)	594,458
		TOTAL IRELAND	1,242,370

ISRAEL - 0.6%
115,155		Bank Hapoalim Ltd	921,661
66,652		Bank Leumi Le-Israel	485,510
8,351		Mizrahi Tefahot Bank Ltd	207,193
		TOTAL ISRAEL	1,614,364

ITALY - 1.8%
29,102		Assicurazioni Generali S.p.A.	590,115
563,290		Banca Intesa S.p.A.	1,411,506
244,638		Enel S.p.A.	1,896,032
170,324		Snam Rete Gas S.p.A.	874,427
21,620		Terna Rete Elettrica Nazionale S.p.A.	142,895
		TOTAL ITALY	4,914,975

JAPAN - 24.3%
20,700		Aeon Co Ltd	416,491
3,024		AEON Financial Service Co Ltd	46,087
37,200		Ajinomoto Co, Inc	707,253
6,537		Alfresa Holdings Corp	145,964
2,214		All Nippon Airways Co Ltd	76,025
51,600		Asahi Kasei Corp	572,829
61,600		Astellas Pharma, Inc	1,057,221
2,700		Benesse Holdings, Inc	72,278
1,200		Calbee, Inc	40,111
2,900	*	Casio Computer Co Ltd	47,077
5,881		Central Japan Railway Co	1,206,393
55,856		Chubu Electric Power Co, Inc	837,965
11,655		Chugai Pharmaceutical Co Ltd	980,836
2,000		CyberAgent, Inc	65,003
8,427		Dai Nippon Printing Co Ltd	225,073
2,000		Daifuku Co Ltd	106,123
5,675		Daikin Industries Ltd	794,271
24,349		Daiwa House Industry Co Ltd	838,216
21,559		Denso Corp	1,000,983
7,432		East Japan Railway Co	674,684
9,748		Eisai Co Ltd	705,648
1,200		Fast Retailing Co Ltd	740,030
128

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

7,572		Fujitsu Ltd	$671,099
6,616		Hankyu Hanshin Holdings, Inc	264,752
6,011		Hino Motors Ltd	56,830
3,200		Hitachi Chemical Co Ltd	105,343
5,200	*	Hitachi Construction Machinery Co Ltd	134,223
2,300		Hitachi High-Technologies Corp	143,096
23,263		Hitachi Metals Ltd	291,958
56,961		Honda Motor Co Ltd	1,541,021
4,741		Hulic Co Ltd	51,472
100,250		Inpex Holdings, Inc	926,759
11,900		Kajima Corp	163,537
1,100		Kaneka Corp	36,617
2,900		Kansai Paint Co Ltd	69,846
12,800		Kao Corp	1,029,103
15,000		Kawasaki Heavy Industries Ltd	359,975
43,896		KDDI Corp	1,214,652
1,500		Keio Corp	92,795
2,673		Keyence Corp	1,690,128
14,900		Kikkoman Corp	716,729
1,465		Kintetsu Corp	79,851
33,400		Komatsu Ltd	782,058
31,000		Konica Minolta Holdings, Inc	227,534
29,172		Kubota Corp	463,346
5,300		Kuraray Co Ltd	63,056
15,900		Kyocera Corp	1,043,149
9,221		Kyowa Hakko Kogyo Co Ltd	169,667
30,610		Kyushu Electric Power Co, Inc	305,900
2,400		Kyushu Railway Co	79,290
2,500		Lawson, Inc	137,916
3,100		Lion Corp	64,875
1,600		Marui Co Ltd	35,569
84,079		Mitsubishi Chemical Holdings Corp	640,785
54,079		Mitsubishi Corp	1,375,467
26,926		Mitsubishi Estate Co Ltd	522,778
18,500		Mitsubishi UFJ Lease & Finance Co Ltd	113,571
3,900		Mitsui Chemicals, Inc	92,748
22,000		Mitsui Fudosan Co Ltd	562,822
26,200		Mitsui Trust Holdings, Inc	954,870
15,400		Murata Manufacturing Co Ltd	838,502
3,200		Nabtesco Corp	101,871
15,501		NEC Corp	614,314
5,600		NGK Insulators Ltd	86,031
5,900		NGK Spark Plug Co Ltd	119,615
8,800		Nikon Corp	112,203
3,804		Nintendo Co Ltd	1,395,259
1,800		Nippon Express Co Ltd	102,700
66,454		Nippon Steel Corp	969,931
10,600		Nippon Yusen Kabushiki Kaisha	190,430
16,336		Nisshin Seifun Group, Inc	323,848
3,813		Nissin Food Products Co Ltd	288,020
1,162		Nitori Co Ltd	176,869
4,100		Nitto Denko Corp	226,835
6,900		NKSJ Holdings, Inc	271,212
2,500		Nomura Real Estate Holdings, Inc	59,249
129

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

21,200		Nomura Research Institute Ltd	$450,091
52,712		NTT DoCoMo, Inc	1,445,105
12,285		Obayashi Corp	126,430
2,121		Odakyu Electric Railway Co Ltd	51,630
4,200		Omron Corp	245,707
15,300		Ono Pharmaceutical Co Ltd	288,204
7,782		Oriental Land Co Ltd	1,140,849
12,200		Osaka Gas Co Ltd	238,567
3,500		Otsuka Corp	141,113
101,106		Panasonic Corp	849,733
52,370	*	Rakuten, Inc	499,265
36,229		Recruit Holdings Co Ltd	1,204,036
126,700		Resona Holdings, Inc	550,963
9,000		Santen Pharmaceutical Co Ltd	159,420
3,801		Secom Co Ltd	352,214
6,224		Sekisui Chemical Co Ltd	108,520
12,663		Sekisui House Ltd	273,070
22,708		Sharp Corp	260,487
4,700		Shimadzu Corp	125,519
13,068		Shimizu Corp	121,820
9,800		Shin-Etsu Chemical Co Ltd	1,092,712
5,900		Shionogi & Co Ltd	354,135
11,400		Shiseido Co Ltd	939,906
10,600		Showa Denko KK	297,403
49,680		Softbank Group Corp	1,911,011
400		Sohgo Security Services Co Ltd	21,727
33,815		Sony Corp	2,058,290
1,314		Stanley Electric Co Ltd	36,363
70,000		Sumitomo Chemical Co Ltd	320,206
13,908		Sumitomo Dainippon Pharma Co Ltd	242,738
25,171		Sumitomo Metal Mining Co Ltd	841,962
45,096		Sumitomo Mitsui Financial Group, Inc	1,601,051
15,100		Suntory Beverage & Food Ltd	645,537
7,400		Sysmex Corp	482,835
7,700		T&D Holdings, Inc	85,761
48,100		Takeda Pharmaceutical Co Ltd	1,738,000
2,900		Teijin Ltd	58,111
1,100		Toho Gas Co Ltd	42,843
10,826		Tokio Marine Holdings, Inc	585,314
5,200		Tokyo Electron Ltd	1,053,512
7,200		Tokyo Gas Co Ltd	175,759
8,300		Tokyu Corp	156,983
26,100		Toray Industries, Inc	184,452
1,824		Toto Ltd	74,466
1,700		Toyo Suisan Kaisha Ltd	71,579
1,114		Toyoda Gosei Co Ltd	26,062
52,095		Toyota Motor Corp	3,614,397
8,100		Uni-Charm Corp	274,516
4,169		USS Co Ltd	80,746
2,700		West Japan Railway Co	234,604
12,800		Yakult Honsha Co Ltd	733,564
13,800		Yamada Denki Co Ltd	66,702
2,470		Yamaha Corp	115,026
5,486		Yaskawa Electric Corp	208,675
130

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

2,898		Yokogawa Electric Corp	$53,100
		TOTAL JAPAN	63,621,428

LUXEMBOURG - 0.3%
1,644		Millicom International Cellular S.A.	74,947
7,104		SES Global S.A.	137,710
50,340		Tenaris S.A.	510,694
		TOTAL LUXEMBOURG	723,351

NETHERLANDS - 2.5%
69,169		Aegon NV	300,078
3,491		Akzo Nobel NV	321,847
10,348		ASML Holding NV	2,712,359
4,850		DSM NV	575,636
133,599		ING Groep NV	1,512,806
52,551		Koninklijke KPN NV	163,138
20,719		Koninklijke Philips Electronics NV	909,027
1,766		Koninklijke Vopak NV	97,017
2,186		Randstad Holdings NV	121,316
		TOTAL NETHERLANDS	6,713,224

NEW ZEALAND - 0.3%
22,331		Auckland International Airport Ltd	133,089
7,428		Fisher & Paykel Healthcare Corp	91,106
52,541		Fletcher Building Ltd	154,373
43,147		Meridian Energy Ltd	127,184
15,042		Ryman Healthcare Ltd	124,321
28,106		Telecom Corp of New Zealand Ltd	80,627
		TOTAL NEW ZEALAND	710,700

NORWAY - 1.0%
3,380	e	Aker BP ASA	93,752
145,706		Norsk Hydro ASA	514,861
22,874		Orkla ASA	219,861
24,794		PAN Fish ASA	605,270
4,269		Schibsted ASA (B Shares)	119,109
57,595		Equinor ASA	1,069,290
15,619		Telenor ASA	292,321
		TOTAL NORWAY	2,914,464

PORTUGAL - 0.3%
29,601		Energias de Portugal S.A.	121,933
54,309		Galp Energia SGPS S.A.	868,660
2,279		Jeronimo Martins SGPS S.A.	38,296
		TOTAL PORTUGAL	1,028,889

SINGAPORE - 1.5%
37,160		Ascendas REIT	86,548
34,400		CapitaCommercial Trust	51,806
218,723		CapitaLand Ltd	578,133
52,700		CapitaMall Trust	98,330
26,000		City Developments Ltd	205,899
71,991		DBS Group Holdings Ltd	1,372,211
131

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

6,846		Jardine Cycle & Carriage Ltd	$164,593
101,200	e	Keppel Corp Ltd	509,581
34,318		Singapore Airlines Ltd	237,198
83,900	e	Singapore Press Holdings Ltd	136,538
272,125		Singapore Telecommunications Ltd	658,583
32,100		UOL Group Ltd	183,801
		TOTAL SINGAPORE	4,283,221

SOUTH AFRICA - 0.2%
69,995		Investec plc	396,833
		TOTAL SOUTH AFRICA	396,833

SPAIN - 3.3%
17,479		Amadeus IT Holding S.A.	1,293,066
257,869		Banco Bilbao Vizcaya Argentaria S.A.	1,358,151
25,781		Bankinter S.A.	178,556
328,916		CaixaBank S.A.	943,199
5,020		Enagas	124,218
17,906		Ferrovial S.A.	528,284
21,064		Gas Natural SDG S.A.	573,890
147,884		Iberdrola S.A.	1,520,099
24,552	e	Industria De Diseno Textil S.A.	765,060
1,014		Red Electrica Corp S.A.	20,379
70,697		Repsol YPF S.A.	1,165,065
		TOTAL SPAIN	8,469,967

SWEDEN - 3.0%
17,579		Assa Abloy AB	417,473
13,594		Atlas Copco AB (A Shares)	479,821
9,807		Atlas Copco AB (B Shares)	304,295
29,633		Boliden AB	799,127
3,728		Electrolux AB (Series B)	98,014
14,058		Essity AB	439,182
15,222	e	Hennes & Mauritz AB (B Shares)	319,046
2,372		Husqvarna AB (B Shares)	18,172
2,585		ICA Gruppen AB	114,391
5,764		Investment AB Kinnevik (B Shares)	157,747
11,718		Investor AB (B Shares)	601,185
12,071		Lundin Petroleum AB	399,768
37,923		Sandvik AB	669,998
46,032		Skandinaviska Enskilda Banken AB (Class A)	441,508
3,114		Skanska AB (B Shares)	66,349
6,548		SKF AB (B Shares)	118,559
82,272		Svenska Handelsbanken AB	825,666
41,538		Swedbank AB (A Shares)	582,084
7,200		Tele2 AB (B Shares)	103,069
34,057	e	TeliaSonera AB	149,814
58,471		Volvo AB (B Shares)	876,233
		TOTAL SWEDEN	7,981,501

SWITZERLAND - 9.1%
70,206		ABB Ltd	1,474,325
3,348		Adecco S.A.	199,026
17,146	*	Alcon, Inc	1,013,982
132

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

238		Barry Callebaut AG.	$502,965
5,996		Clariant AG.	122,993
21,604		Coca-Cola HBC AG.	657,813
193		Givaudan S.A.	567,021
1,245		Kuehne & Nagel International AG.	201,139
2,761		Lonza Group AG.	995,154
62,408		Nestle S.A.	6,676,490
1,334		Phonak Holding AG.	306,124
15,202		Roche Holding AG.	4,575,130
120		SGS S.A.	312,972
2,601		Sika AG.	447,129
12,370		Swiss Re Ltd	1,297,473
405		Swisscom AG.	207,155
130,976		UBS AG.	1,550,122
3,373		Vifor Pharma AG.	531,178
4,257		Zurich Financial Services AG.	1,667,467
		TOTAL SWITZERLAND	23,305,658

UNITED KINGDOM - 15.7%
68,600		3i Group plc	1,002,443
32,573		Associated British Foods plc	940,212
11,402		AstraZeneca plc	1,111,891
40,545		AstraZeneca plc (ADR)	1,987,921
207,216		Aviva plc	1,116,904
73,304		Barratt Developments plc	599,466
4,806		Berkeley Group Holdings plc	273,939
92,302		British Land Co plc	742,120
437,262		BT Group plc	1,160,431
9,892		Burberry Group plc	262,306
83,030		CNH Industrial NV	904,002
18,178		Coca-Cola European Partners plc (Class A)	972,705
57,243		Compass Group plc	1,524,043
5,589		Croda International plc	348,707
6,950		DCC plc	651,767
5,304		easyJet plc	85,087
92,260		Informa plc	927,329
15,550		InterContinental Hotels Group plc	941,004
11,650		Intertek Group plc	807,762
110,713		ITV plc	192,061
191,319		J Sainsbury plc	504,178
71,878		John Wood Group plc	315,589
13,198		Johnson Matthey plc	524,315
171,018		Kingfisher plc	458,774
73,052		Land Securities Group plc	889,811
320,194		Legal & General Group plc	1,094,531
13,387		London Stock Exchange Group plc	1,206,421
81,520	*	M&G PLC	225,766
202,236		Marks & Spencer Group plc	476,426
84,176		Meggitt plc	681,096
61,364	g	Merlin Entertainments plc	361,523
30,513		Mondi plc	632,654
125,899		National Grid plc	1,472,047
3,172		Next plc	270,528
66,603		Pearson plc	588,211
133

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY			VALUE

87,846		Prudential plc			$1,534,392
66,831		RELX plc			1,608,980
47,967		RSA Insurance Group plc			324,511
9,500		Schroders plc			380,849
59,661		Scottish & Southern Energy plc			992,523
34,961		Segro plc			382,449
135,649		Standard Chartered plc			1,230,869
197,944		Standard Life Aberdeen plc			778,249
340,120		Taylor Wimpey plc			729,456
39,107	e	Unilever NV			2,311,484
24,107		United Utilities Group plc			272,207
270,984		Vodafone Group plc			553,002
57,369	d	Vodafone Group plc (ADR)			1,171,475
8,289		Whitbread plc			436,305
259,192		WM Morrison Supermarkets plc			669,584
79,067		WPP plc			986,721
		TOTAL UNITED KINGDOM			40,617,026

UNITED STATES - 0.5%
12,972		Ferguson plc			1,107,722
6,716	*	QIAGEN NV (Turquoise)			202,011
		TOTAL UNITED STATES			1,309,733

		TOTAL COMMON STOCKS			257,628,988
		(Cost $243,781,243)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.3%

GOVERNMENT AGENCY DEBT - 1.2%
$3,020,000		Federal Home Loan Bank (FHLB)	1.400%	11/01/19	3,020,000
		TOTAL GOVERNMENT AGENCY DEBT			3,020,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
2,892,839	c	State Street Navigator Securities Lending Government Money Market Portfolio			2,892,839
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,892,839

		TOTAL SHORT-TERM INVESTMENTS			5,912,839
		(Cost $5,912,839)
		TOTAL INVESTMENTS - 100.7%			263,541,827
		(Cost $249,694,082)
		OTHER ASSETS & LIABILITIES, NET - (0.7)%			(1,751,038)
		NET ASSETS - 100.0%			$261,790,789

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust
134

TIAA-CREF FUNDS - Social Choice International Equity Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,997,315.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $1,902,631 or 0.7% of net assets.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	15	12/20/19	$1,465,008	$1,467,900	$2,892
135

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$49,037,814	18.5%
INDUSTRIALS	36,349,525	13.9
CONSUMER DISCRETIONARY	30,587,879	11.7
CONSUMER STAPLES	28,535,775	10.9
HEALTH CARE	27,445,815	10.5
MATERIALS	20,646,185	7.9
INFORMATION TECHNOLOGY	16,205,839	6.2
COMMUNICATION SERVICES	15,318,365	5.9
UTILITIES	12,536,135	4.8
ENERGY	11,143,107	4.3
REAL ESTATE	9,822,549	3.8
SHORT-TERM INVESTMENTS	5,912,839	2.3
OTHER ASSETS & LIABILITIES, NET	(1,751,038)	(0.7)

NET ASSETS	$261,790,789	100.0%
136

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.7%
84,383		Adient plc	$1,788,076
119,334	*	American Axle & Manufacturing Holdings, Inc	997,632
191,545		Aptiv plc	17,152,855
132,692		BorgWarner, Inc	5,530,602
51,044		Cooper Tire & Rubber Co	1,441,482
21,867	*	Cooper-Standard Holding, Inc	696,683
102,449		Dana Holding Corp	1,662,747
21,558	*	Dorman Products, Inc	1,551,098
2,859,990		Ford Motor Co	24,567,314
32,053	*	Fox Factory Holding Corp	1,953,310
923,668		General Motors Co	34,323,503
186,983		Gentex Corp	5,244,873
33,579	*	Gentherm, Inc	1,402,595
200,242		Goodyear Tire & Rubber Co	3,177,840
118,461		Harley-Davidson, Inc	4,609,317
19,616		LCI Industries, Inc	1,905,106
42,756		Lear Corp	5,035,374
28,052	*	Modine Manufacturing Co	320,634
11,927	*,e	Motorcar Parts of America, Inc	227,329
19,417		Spartan Motors, Inc	339,215
11,685		Standard Motor Products, Inc	611,827
30,894	*	Stoneridge, Inc	954,007
48,457		Tenneco, Inc	610,074
103,336	*	Tesla, Inc	32,542,573
37,172		Thor Industries, Inc	2,351,501
17,990	*	Visteon Corp	1,673,430
22,202		Winnebago Industries, Inc	1,067,250
		TOTAL AUTOMOBILES & COMPONENTS	153,738,247

BANKS - 5.9%
9,053		1st Source Corp	463,333
2,914		ACNB Corp	103,126
6,304	*	Allegiance Bancshares, Inc	209,671
13,760	*,e	Amerant Bancorp Inc	270,384
4,388		American National Bankshares, Inc	158,846
42,299		Ameris Bancorp	1,812,512
3,366	*	Ames National Corp	93,238
6,554		Arrow Financial Corp	230,176
141,772		Associated Banc-Corp	2,851,035
48,106	*	Atlantic Capital Bancshares, Inc	897,177
65,534		Atlantic Union Bankshares Corp	2,415,583
58,558	*	Axos Financial, Inc	1,701,110
52,790		Banc of California, Inc	726,918
21,345		Bancfirst Corp	1,235,662
74,325		BancorpSouth Bank	2,279,548
4,160	e	Bank First Corp	291,200
137

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,270,900		Bank of America Corp	$196,091,043
8,806		Bank of Commerce Holdings	98,803
36,335		Bank of Hawaii Corp	3,172,409
6,504		Bank of Marin Bancorp	285,330
50,103		Bank of NT Butterfield & Son Ltd	1,650,894
99,378		Bank OZK	2,788,547
7,113		BankFinancial Corp	91,615
78,805		BankUnited	2,703,011
2,485		Bankwell Financial Group, Inc	71,121
27,463		Banner Corp	1,482,453
7,764		Bar Harbor Bankshares	194,488
6,303	*	Baycom Corp	133,245
565,472		BB&T Corp	29,998,290
5,274		BCB Bancorp, Inc	68,035
37,638		Berkshire Hills Bancorp, Inc	1,167,907
25,223		BOK Financial Corp	1,945,954
47,039		Boston Private Financial Holdings, Inc	529,189
9,958		Bridge Bancorp, Inc	322,639
40,134		Brookline Bancorp, Inc	630,104
9,826		Bryn Mawr Bank Corp	374,469
5,835		Business First Bancshares, Inc	142,607
42,420	*	Byline Bancorp, Inc	735,563
1,500		C&F Financial Corp	76,290
111,048		Cadence BanCorp	1,707,918
2,224	e	Cambridge Bancorp	172,382
21,731		Camden National Corp	962,901
4,137		Capital City Bank Group, Inc	117,698
85,879		Capitol Federal Financial	1,225,493
4,450		Capstar Financial Holdings, Inc	75,249
10,786		Carolina Financial Corp	409,329
16,128	*	Carter Bank & Trust	316,915
56,443		Cathay General Bancorp	2,007,678
11,032		CBTX, Inc	316,067
109,613		Centerstate Banks of Florida, Inc	2,779,786
16,071		Central Pacific Financial Corp	464,773
5,526		Central Valley Community Bancorp	115,107
1,597		Century Bancorp, Inc	138,955
1,397		Chemung Financial Corp	59,470
74,696		CIT Group, Inc	3,203,711
1,676,426		Citigroup, Inc	120,467,972
4,874		Citizens & Northern Corp	125,311
332,312		Citizens Financial Group, Inc	11,684,090
8,184		City Holding Co	649,319
5,425		Civista Bancshares, Inc	121,954
7,829		CNB Financial Corp	244,813
4,322		Codorus Valley Bancorp, Inc	93,567
53,818		Columbia Banking System, Inc	2,115,047
69,918	*	Columbia Financial, Inc	1,152,948
115,801		Comerica, Inc	7,575,701
79,439		Commerce Bancshares, Inc	5,112,694
3,521		Commerce Union Bancshares, Inc	80,138
46,799		Community Bank System, Inc	3,172,036
11,706		Community Bankers Trust Corp	101,374
2,126		Community Financial Corp	70,838
138

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,262		Community Trust Bancorp, Inc	$361,958
16,938		ConnectOne Bancorp, Inc	411,255
43,370		Cullen/Frost Bankers, Inc	3,906,770
42,835	*	Customers Bancorp, Inc	1,010,049
85,857		CVB Financial Corp	1,784,108
17,313		Dime Community Bancshares	333,968
28,606		Eagle Bancorp, Inc	1,291,275
103,806		East West Bancorp, Inc	4,455,354
3,450	*	Entegra Financial Corp	103,845
5,087		Enterprise Bancorp, Inc	151,643
12,541		Enterprise Financial Services Corp	549,296
30,454	*	Equity Bancshares, Inc	845,403
3,904		ESSA Bancorp, Inc	63,830
72,925		Essent Group Ltd	3,798,663
2,367		Evans Bancorp, Inc	89,922
4,971	e	Farmers & Merchants Bancorp, Inc	127,258
11,577		Farmers National Banc Corp	172,729
7,286		FB Financial Corp	274,464
5,114		Federal Agricultural Mortgage Corp (Class C)	433,105
547,147		Fifth Third Bancorp	15,911,035
8,822		Financial Institutions, Inc	277,275
16,068		First Bancorp (NC)	606,567
194,221		First Bancorp (Puerto Rico)	2,043,205
5,552		First Bancorp, Inc	156,955
4,496		First Bancshares, Inc	148,188
22,785		First Busey Corp	600,840
3,142		First Business Financial Services, Inc	76,413
6,136		First Citizens Bancshares, Inc (Class A)	3,018,421
87,439		First Commonwealth Financial Corp	1,232,016
9,068		First Community Bancshares, Inc	288,634
10,819		First Defiance Financial Corp	334,523
70,718		First Financial Bancorp	1,657,630
96,480		First Financial Bankshares, Inc	3,210,854
5,725		First Financial Corp	251,156
3,992		First Financial Northwest, Inc	56,487
15,407		First Foundation, Inc	246,666
2,257		First Guaranty Bancshares, Inc	47,397
99,512		First Hawaiian, Inc	2,719,663
231,164		First Horizon National Corp	3,691,689
2,608		First Internet Bancorp	59,306
30,796		First Interstate Bancsystem, Inc	1,292,200
28,163		First Merchants Corp	1,113,847
5,319		First Mid-Illinois Bancshares, Inc	185,633
79,039		First Midwest Bancorp, Inc	1,623,461
4,850		First Northwest Bancorp	85,214
12,443		First of Long Island Corp	291,664
122,359		First Republic Bank	13,014,103
31,141		Flagstar Bancorp, Inc	1,131,664
15,021		Flushing Financial Corp	325,054
277,902		FNB Corp	3,351,498
7,225		Franklin Financial Network, Inc	240,376
124,697		Fulton Financial Corp	2,127,331
11,282		German American Bancorp, Inc	372,870
139

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

72,085		Glacier Bancorp, Inc	$3,050,637
5,718		Great Southern Bancorp, Inc	345,482
46,439		Great Western Bancorp, Inc	1,619,328
1,561		Greene County Bancorp, Inc	43,427
4,475		Guaranty Bancshares, Inc	141,678
76,655		Hancock Holding Co	2,989,545
17,111		Hanmi Financial Corp	329,387
12,453	*	HarborOne Northeast Bancorp, Inc	127,145
13,818		Heartland Financial USA, Inc	646,406
19,171		Heritage Commerce Corp	230,435
16,582		Heritage Financial Corp	456,502
65,867		Hilltop Holdings, Inc	1,538,653
667		Hingham Institution for Savings	126,723
2,720		Home Bancorp, Inc	103,795
120,128		Home Bancshares, Inc	2,219,965
15,343	*	HomeStreet, Inc	460,443
8,155		HomeTrust Bancshares, Inc	217,738
109,452		Hope Bancorp, Inc	1,561,880
18,388		Horizon Bancorp	335,673
4,484	*	Howard Bancorp, Inc	75,242
774,092		Huntington Bancshares, Inc	10,937,920
46,494		IBERIABANK Corp	3,412,195
26,956		Independent Bank Corp (MA)	2,212,548
42,274		Independent Bank Corp (MI)	951,588
24,309		Independent Bank Group, Inc	1,299,802
31,262		International Bancshares Corp	1,280,492
4,146		Investar Holding Corp	102,862
200,987		Investors Bancorp, Inc	2,421,893
2,369,541		JPMorgan Chase & Co	296,003,062
63,418		Kearny Financial Corp	889,755
743,523		Keycorp	13,361,108
25,883		Lakeland Bancorp, Inc	428,364
14,003		Lakeland Financial Corp	651,840
4,325		LCNB Corp	78,196
30,857		LegacyTexas Financial Group, Inc	1,312,657
6,707	*,e	LendingTree, Inc	2,413,514
12,400		Live Oak Bancshares, Inc	225,060
97,412		M&T Bank Corp	15,247,900
12,254		Macatawa Bank Corp	128,116
3,486	*	Malvern Bancorp, Inc	78,017
8,871		Mercantile Bank Corp	312,348
9,591		Merchants Bancorp	156,621
32,710		Meridian Bancorp, Inc	639,808
35,241		Meta Financial Group, Inc	1,115,730
5,377	*	Metropolitan Bank Holding Corp	230,888
283,943		MGIC Investment Corp	3,892,859
9,191		Midland States Bancorp, Inc	246,319
5,843		MidWestOne Financial Group, Inc	190,453
69,956	*	Mr Cooper Group, Inc	895,437
2,434		MutualFirst Financial, Inc	97,092
29,891		National Bank Holdings Corp	1,028,250
2,722		National Bankshares, Inc	114,542
41,906		NBT Bancorp, Inc	1,665,763
346,276		New York Community Bancorp, Inc	4,034,115
140

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,841	*,e	Nicolet Bankshares, Inc	$333,932
55,426	*	NMI Holdings, Inc	1,621,210
3,985		Northeast Bank	85,319
23,045		Northfield Bancorp, Inc	391,995
3,202		Northrim BanCorp, Inc	124,718
60,117		Northwest Bancshares, Inc	1,014,174
3,306		Norwood Financial Corp	103,147
53,420		OceanFirst Financial Corp	1,278,341
56,581		OFG Bancorp	1,149,160
2,358		Ohio Valley Banc Corp	86,633
4,121		Old Line Bancshares, Inc	120,663
141,697		Old National Bancorp	2,549,838
15,107		Old Second Bancorp, Inc	182,341
12,072		Opus Bank	299,265
9,484		Origin Bancorp, Inc	333,742
36,206		Oritani Financial Corp	675,604
3,392		Orrstown Financial Services, Inc	73,572
8,412	*	Pacific Mercantile Bancorp	60,230
36,587		Pacific Premier Bancorp, Inc	1,234,994
100,415		PacWest Bancorp	3,714,351
8,096		Park National Corp	819,720
3,491		Parke Bancorp, Inc	83,924
10,060		PCSB Financial Corp	203,816
10,228		Peapack Gladstone Financial Corp	298,658
2,782		Penns Woods Bancorp, Inc	85,046
33,152		PennyMac Financial Services, Inc	1,032,022
2,432		Peoples Bancorp of North Carolina, Inc	72,328
7,608		Peoples Bancorp, Inc	248,858
2,907		Peoples Financial Services Corp	142,966
288,677		People’s United Financial, Inc	4,667,907
5,959		People’s Utah Bancorp	173,407
59,836		Pinnacle Financial Partners, Inc	3,519,554
332,372		PNC Financial Services Group, Inc	48,758,972
73,202		Popular, Inc	3,986,581
7,341		Preferred Bank	391,349
5,393		Premier Financial Bancorp, Inc	95,726
54,911		Prosperity Bancshares, Inc	3,789,957
4,863	*	Provident Bancorp Inc	55,438
59,575		Provident Financial Services, Inc	1,486,396
4,558		Prudential Bancorp, Inc	79,537
6,598		QCR Holdings, Inc	267,747
159,228		Radian Group, Inc	3,996,623
8,182		RBB Bancorp	164,785
735,694		Regions Financial Corp	11,844,673
24,810		Renasant Corp	860,907
4,080		Republic Bancorp, Inc (Class A)	181,438
28,579	*	Republic First Bancorp, Inc	115,745
10,113		Riverview Bancorp, Inc	72,712
19,161		S&T Bancorp, Inc	721,507
17,948		Sandy Spring Bancorp, Inc	619,206
24,974	*	Seacoast Banking Corp of Florida	699,272
28,852		ServisFirst Bancshares, Inc	1,009,820
6,457		Shore Bancshares, Inc	100,794
141

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,948		Sierra Bancorp	$134,784
42,386		Signature Bank	5,015,112
51,339		Simmons First National Corp (Class A)	1,228,029
4,022	*	SmartFinancial, Inc	84,663
30,627		South State Corp	2,415,245
2,602	*	Southern First Bancshares, Inc	104,887
2,640		Southern Missouri Bancorp, Inc	96,122
5,193		Southern National Bancorp of Virginia, Inc	82,257
14,973		Southside Bancshares, Inc	515,820
172,833		Sterling Bancorp/DE	3,396,168
12,468		Stock Yards Bancorp, Inc	497,972
5,685		Summit Financial Group, Inc	144,740
331,665		SunTrust Banks, Inc	22,665,986
37,652	*	SVB Financial Group	8,339,165
120,502		Synovus Financial Corp	4,081,403
116,408		TCF Financial Corp	4,608,593
3,551		Territorial Bancorp, Inc	104,968
39,697	*	Texas Capital Bancshares, Inc	2,146,020
42,933		TFS Financial Corp	826,890
30,786	*	The Bancorp, Inc	335,567
3,470		Timberland Bancorp, Inc	91,955
8,586		Tompkins Trustco, Inc	751,361
59,093		TowneBank	1,659,922
30,847		Trico Bancshares	1,160,773
11,899	*	Tristate Capital Holdings, Inc	275,105
9,917	*	Triumph Bancorp, Inc	321,807
138,031		Trustco Bank Corp NY	1,192,588
55,241		Trustmark Corp	1,895,871
34,695		UMB Financial Corp	2,264,196
196,207		Umpqua Holdings Corp	3,103,995
1,840	e	Union Bankshares, Inc	61,162
75,942		United Bankshares, Inc	3,002,747
59,222		United Community Banks, Inc	1,789,097
25,631		United Community Financial Corp	291,937
29,189		United Financial Bancorp, Inc	412,149
7,069		United Security Bancshares	71,892
4,117		Unity Bancorp, Inc	89,915
14,041		Univest Corp of Pennsylvania	361,556
1,071,113		US Bancorp	61,074,863
241,571		Valley National Bancorp	2,797,392
46,527		Veritex Holdings, Inc	1,145,495
29,173		Walker & Dunlop, Inc	1,837,607
64,136		Washington Federal, Inc	2,338,399
8,058		Washington Trust Bancorp, Inc	411,683
13,159		Waterstone Financial, Inc	245,152
72,662		Webster Financial Corp	3,204,394
2,956,093		Wells Fargo & Co	152,623,082
46,037		WesBanco, Inc	1,730,531
8,275		West Bancorporation, Inc	194,297
15,693	e	Westamerica Bancorporation	1,036,052
82,993		Western Alliance Bancorp	4,094,045
14,297		Western New England Bancorp, Inc	136,679
41,464		Wintrust Financial Corp	2,646,232
30,988		WSFS Financial Corp	1,306,764
142

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

129,048		Zions Bancorporation	$6,254,957
		TOTAL BANKS	1,318,747,350

CAPITAL GOODS - 7.0%
416,758		3M Co	68,760,902
92,122		A.O. Smith Corp	4,576,621
27,127	e	Aaon, Inc	1,320,000
29,134		AAR Corp	1,216,344
55,008		Actuant Corp (Class A)	1,362,548
27,596		Acuity Brands, Inc	3,443,705
25,625		Advanced Drainage Systems, Inc	948,637
120,893	*	Aecom Technology Corp	4,836,929
19,957	*	Aegion Corp	432,468
55,409	*	Aerojet Rocketdyne Holdings, Inc	2,395,331
17,124	*	Aerovironment, Inc	992,850
47,272		AGCO Corp	3,625,290
74,590		Air Lease Corp	3,280,468
59,494		Aircastle Ltd	1,619,427
11,318		Alamo Group, Inc	1,211,705
24,183		Albany International Corp (Class A)	2,030,888
67,229		Allegion plc	7,801,253
4,154		Allied Motion Technologies, Inc	157,270
77,131		Allison Transmission Holdings, Inc	3,363,683
37,736		Altra Holdings, Inc	1,162,269
12,897	*	Ameresco, Inc	190,102
15,949	*	American Woodmark Corp	1,581,503
168,444		Ametek, Inc	15,437,893
16,001		Apogee Enterprises, Inc	600,678
30,024		Applied Industrial Technologies, Inc	1,796,636
301,257		Arconic, Inc	8,275,530
48,088		Arcosa, Inc	1,847,060
21,150		Argan, Inc	800,527
12,841	*	Armstrong Flooring, Inc	78,844
35,004		Armstrong World Industries, Inc	3,273,924
12,100		Astec Industries, Inc	424,589
12,205	*	Astronics Corp	353,213
43,228	*	Atkore International Group, Inc	1,500,012
42,179	*,e	Axon Enterprise, Inc	2,156,612
24,471		AZZ, Inc	949,230
41,380		Barnes Group, Inc	2,418,661
47,463	*	Beacon Roofing Supply, Inc	1,473,252
39,286	*,e	Bloom Energy Corp	120,215
8,167	*	Blue Bird Corp	159,583
26,752	*,e	BlueLinx Holdings, Inc	836,268
36,729	*	BMC Stock Holdings, Inc	991,316
393,318		Boeing Co	133,692,721
24,054		Briggs & Stratton Corp	177,278
113,750	*	Builders FirstSource, Inc	2,571,887
74,862		BWX Technologies, Inc	4,349,482
13,421	e	Caesarstone Sdot-Yam Ltd	226,681
12,384	*	CAI International, Inc	294,368
41,262		Carlisle Cos, Inc	6,282,965
407,357		Caterpillar, Inc	56,133,795
143

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,000	*	Chart Industries, Inc	$1,465,750
9,071	*	CIRCOR International, Inc	347,329
51,341	*	Colfax Corp	1,725,058
12,284		Columbus McKinnon Corp	460,896
24,677		Comfort Systems USA, Inc	1,243,968
13,460	*	Commercial Vehicle Group, Inc	98,123
41,484	*	Continental Building Products, Inc	1,240,786
58,134	*	Cornerstone Building Brands, Inc	363,337
34,362		Crane Co	2,629,380
8,509		CSW Industrials, Inc	588,993
24,760		Cubic Corp	1,825,802
113,914		Cummins, Inc	19,647,887
30,380		Curtiss-Wright Corp	4,108,895
235,949		Deere & Co	41,088,159
100,760		Donaldson Co, Inc	5,314,082
27,155		Douglas Dynamics, Inc	1,271,669
102,821		Dover Corp	10,682,074
6,486	*	Ducommun, Inc	321,576
9,722	*	DXP Enterprises, Inc	335,603
18,597	*	Dycom Industries, Inc	847,837
2,789		Eastern Co	76,949
310,096		Eaton Corp	27,012,463
40,791		EMCOR Group, Inc	3,577,779
450,998		Emerson Electric Co	31,637,510
11,910		Encore Wire Corp	669,342
16,323	*,e	Energous Corp	44,725
22,221	*,e	Energy Recovery, Inc	206,878
31,998		EnerSys	2,139,386
87,541	*,e	Enphase Energy, Inc	1,700,922
12,073		EnPro Industries, Inc	839,677
22,121		ESCO Technologies, Inc	1,869,003
1,925	e	EVI Industries, Inc	66,201
69,617	*	Evoqua Water Technologies Corp	1,209,247
414,428		Fastenal Co	14,894,542
57,306		Federal Signal Corp	1,859,007
85,924		Flowserve Corp	4,196,528
89,075		Fluor Corp	1,434,998
216,244		Fortive Corp	14,920,836
99,566		Fortune Brands Home & Security, Inc	5,978,938
6,686	*	Foundation Building Materials, Inc	124,293
40,482		Franklin Electric Co, Inc	2,179,956
106,958	*	Gardner Denver Holdings, Inc	3,404,473
47,078	*,e	Gates Industrial Corp plc	470,780
29,558	e	GATX Corp	2,351,339
3,177	*	Gencor Industries, Inc	39,712
45,924	*	Generac Holdings, Inc	4,435,340
190,521		General Dynamics Corp	33,684,113
6,453,782		General Electric Co	64,408,744
17,715	*	Gibraltar Industries, Inc	942,969
22,899	*	GMS, Inc	686,054
30,567		Gorman-Rupp Co	1,129,145
133,414		Graco, Inc	6,030,313
61,615	e	GrafTech International Ltd	744,309
4,289		Graham Corp	97,189
144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

39,572		Granite Construction, Inc	$931,525
40,660	*	Great Lakes Dredge & Dock Corp	437,095
25,581		Greenbrier Cos, Inc	749,267
16,682		Griffon Corp	355,493
22,515		H&E Equipment Services, Inc	764,159
54,147	*	Harsco Corp	1,097,560
123,215	*	HD Supply Holdings, Inc	4,871,921
28,889		HEICO Corp	3,563,169
53,961		HEICO Corp (Class A)	5,140,864
16,107		Helios Technologies, Inc	638,320
16,705	*	Herc Holdings, Inc	739,363
62,218		Hexcel Corp	4,642,707
47,052		Hillenbrand, Inc	1,448,731
541,486		Honeywell International, Inc	93,530,877
41,467		Hubbell, Inc	5,875,874
30,676		Huntington Ingalls	6,922,346
2,644		Hurco Cos, Inc	91,985
6,113		Hyster-Yale Materials Handling, Inc	310,051
56,373		IDEX Corp	8,767,693
5,855	*	IES Holdings, Inc	113,587
240,823		Illinois Tool Works, Inc	40,597,941
178,901		Ingersoll-Rand plc	22,700,748
11,105		Insteel Industries, Inc	211,772
60,695		ITT, Inc	3,608,318
101,247		Jacobs Engineering Group, Inc	9,474,694
72,150	*	JELD-WEN Holding, Inc	1,233,043
23,161		John Bean Technologies Corp	2,380,256
606,594		Johnson Controls International plc	26,283,718
6,195		Kadant, Inc	562,506
23,443		Kaman Corp	1,375,401
49,400		Kennametal, Inc	1,528,930
87,155	*	Kratos Defense & Security Solutions, Inc	1,645,486
162,286		L3Harris Technologies, Inc	33,481,225
1,917	*	Lawson Products, Inc	88,086
5,409	*	LB Foster Co (Class A)	98,444
24,395		Lennox International, Inc	6,034,347
44,382		Lincoln Electric Holdings, Inc	3,975,296
11,290		Lindsay Corp	1,065,889
184,910		Lockheed Martin Corp	69,651,899
19,317		Luxfer Holdings PLC	325,685
9,749	*	Lydall, Inc	190,788
53,388	*	Manitowoc Co, Inc	681,231
197,471		Masco Corp	9,133,034
17,650	*	Masonite International Corp	1,083,887
51,564	*	Mastec, Inc	3,245,438
52,007	e	Maxar Technologies, Inc	441,539
38,083	*	Mercury Systems, Inc	2,805,194
54,856	*	Meritor, Inc	1,208,478
43,483	*	Middleby Corp	5,259,269
78,353	*	Milacron Holdings Corp	1,310,062
6,122		Miller Industries, Inc	220,086
24,373		Moog, Inc (Class A)	2,040,264
51,629	*	MRC Global, Inc	586,505
145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

31,831		MSC Industrial Direct Co (Class A)	$2,330,348
56,321		Mueller Industries, Inc	1,732,997
102,742		Mueller Water Products, Inc (Class A)	1,202,081
8,810	*	MYR Group, Inc	303,152
3,530	e	National Presto Industries, Inc	303,898
28,629	*	Navistar International Corp	895,515
15,855	e	NN, Inc	114,473
42,164		Nordson Corp	6,611,737
116,750		Northrop Grumman Corp	41,152,040
5,149	*	Northwest Pipe Co	157,045
104,096	*	NOW, Inc	1,097,172
4,455	*	NV5 Holdings, Inc	322,676
124,065		nVent Electric plc	2,860,939
1,285	e	Omega Flex, Inc	119,312
48,448		Oshkosh Truck Corp	4,136,490
79,055		Owens Corning, Inc	4,844,490
247,369		PACCAR, Inc	18,814,886
92,537		Parker-Hannifin Corp	16,979,614
13,220	*	Parsons Corp	470,632
14,219	*	Patrick Industries, Inc	702,561
122,395		Pentair plc	5,075,721
53,663	*	PGT, Inc	947,689
202,866	*,e	Plug Power, Inc	537,595
6,290		Powell Industries, Inc	246,316
1,077		Preformed Line Products Co	58,804
22,124		Primoris Services Corp	452,215
16,647	*	Proto Labs, Inc	1,614,260
19,158		Quanex Building Products Corp	369,558
107,199		Quanta Services, Inc	4,507,718
20,497		Raven Industries, Inc	714,935
208,633		Raytheon Co	44,274,009
17,248	*	RBC Bearings, Inc	2,767,269
33,248		Regal-Beloit Corp	2,462,014
153,454	*	Resideo Technologies, Inc	1,462,417
36,879	e	REV Group, Inc	458,775
82,974	*	Rexnord Corp	2,347,334
83,406		Rockwell Automation, Inc	14,344,998
77,089		Roper Industries, Inc	25,975,909
17,334		Rush Enterprises, Inc (Class A)	757,322
2,932		Rush Enterprises, Inc (Class B)	125,841
120,707	*	Sensata Technologies Holding plc	6,178,991
32,276		Simpson Manufacturing Co, Inc	2,667,289
33,622	*,e	SiteOne Landscape Supply, Inc	2,960,753
40,142		Snap-On, Inc	6,529,899
74,157		Spirit Aerosystems Holdings, Inc (Class A)	6,067,526
38,672	*	SPX Corp	1,761,123
23,861	*	SPX FLOW, Inc	1,080,426
7,239		Standex International Corp	548,571
112,424		Stanley Black & Decker, Inc	17,013,124
16,087	*	Sterling Construction Co, Inc	261,333
73,469	*	Sunrun, Inc	1,141,708
26,050	*	Teledyne Technologies, Inc	8,586,080
12,035		Tennant Co	931,870
47,632		Terex Corp	1,312,262
146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,855	*	Textainer Group Holdings Ltd	$174,449
167,303		Textron, Inc	7,710,995
22,888	*	Thermon Group Holdings	545,421
52,367		Timken Co	2,565,983
29,909		Titan International, Inc	79,857
10,075	*	Titan Machinery, Inc	167,245
79,203		Toro Co	6,108,927
43,174	*,e	TPI Composites, Inc	886,362
35,717		TransDigm Group, Inc	18,797,143
45,624	*	Trex Co, Inc	4,009,893
47,340	*	Trimas Corp	1,530,029
86,801		Trinity Industries, Inc	1,716,924
46,220		Triton International Ltd	1,696,274
58,488		Triumph Group, Inc	1,214,796
28,202	*,e	Tutor Perini Corp	436,285
4,906	*	Twin Disc, Inc	52,789
57,713	*	United Rentals, Inc	7,708,725
606,277		United Technologies Corp	87,049,252
112,892	*	Univar, Inc	2,422,662
47,273		Universal Forest Products, Inc	2,380,668
16,779		Valmont Industries, Inc	2,301,911
7,781	*	Vectrus, Inc	355,670
7,165	*	Veritiv Corp	97,731
10,008	*	Vicor Corp	363,791
19,540	*,e	Vivint Solar, Inc	136,975
32,593		W.W. Grainger, Inc	10,066,022
39,948		Wabash National Corp	569,658
38,967	*	WABCO Holdings, Inc	5,245,738
129,382		Wabtec Corp	8,975,229
23,425		Watsco, Inc	4,129,828
22,424		Watts Water Technologies, Inc (Class A)	2,091,038
118,218	*	Welbilt, Inc	2,241,413
37,375	*	Wesco Aircraft Holdings, Inc	411,873
28,126	*	WESCO International, Inc	1,410,519
2,164	*	Willis Lease Finance Corp	117,960
18,162	*	Willscot Corp	286,233
43,457		Woodward Governor Co	4,635,124
133,865	e	Xylem, Inc	10,266,107
		TOTAL CAPITAL GOODS	1,562,377,534

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
55,778		ABM Industries, Inc	2,033,666
33,778	*	Acacia Research (Acacia Technologies)	85,796
99,433		ACCO Brands Corp	909,812
129,255	e	ADT, Inc	1,000,434
67,593	*	Advanced Disposal Services, Inc	2,215,699
4,343		Barrett Business Services, Inc	381,011
3,767		BG Staffing, Inc	72,063
42,167		Brady Corp (Class A)	2,375,689
49,226	*	BrightView Holdings, Inc	876,223
40,427		Brink’s Co	3,434,678
36,837	*	Casella Waste Systems, Inc (Class A)	1,605,725
32,525	*	CBIZ, Inc	890,209
147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,922	*	Ceco Environmental Corp	$109,225
15,071	*	Cimpress NV	1,991,181
61,854		Cintas Corp	16,618,314
37,804	*	Clean Harbors, Inc	3,117,318
147,226	*	Copart, Inc	12,166,757
26,704	*	CoStar Group, Inc	14,674,382
66,196		Covanta Holding Corp	955,870
4,475		CRA International, Inc	220,394
27,013		Deluxe Corp	1,400,084
18,634		Ennis, Inc	365,040
88,974		Equifax, Inc	12,163,636
41,740		Exponent, Inc	2,651,742
4,961	*	Forrester Research, Inc	171,055
6,551	*	Franklin Covey Co	250,248
29,740	*	FTI Consulting, Inc	3,237,794
5,601	*	GP Strategies Corp	62,171
49,548	e	Healthcare Services Group	1,206,989
10,919		Heidrick & Struggles International, Inc	310,755
8,242	*	Heritage-Crystal Clean, Inc	218,743
38,812		Herman Miller, Inc	1,804,758
38,514		HNI Corp	1,463,532
12,082	*	Huron Consulting Group, Inc	799,103
106,045	*	IAA, Inc	4,045,617
10,407		ICF International, Inc	891,776
297,270	*	IHS Markit Ltd	20,814,845
27,397	*	Innerworkings, Inc	132,875
28,270		Insperity, Inc	2,986,160
35,215		Interface, Inc	585,625
88,348		KAR Auction Services, Inc	2,196,331
18,569		Kelly Services, Inc (Class A)	445,842
12,856		Kforce, Inc	525,939
17,697		Kimball International, Inc (Class B)	360,311
26,680		Knoll, Inc	713,423
34,446		Korn/Ferry International	1,263,824
39,816		Manpower, Inc	3,620,071
17,511	e	Matthews International Corp (Class A)	647,557
13,638		McGrath RentCorp	1,040,716
15,128	*	Mistras Group, Inc	234,484
25,633		Mobile Mini, Inc	964,313
29,516		MSA Safety, Inc	3,543,986
246,437		Nielsen NV	4,968,170
8,365	*	NL Industries, Inc	34,547
37,946	*	On Assignment, Inc	2,412,986
182,036		Pitney Bowes, Inc	800,958
59,629		Quad Graphics, Inc	270,119
163,780		Republic Services, Inc	14,332,388
15,209		Resources Connection, Inc	222,812
78,997		Robert Half International, Inc	4,524,158
103,788		Rollins, Inc	3,955,361
41,455		RR Donnelley & Sons Co	180,744
9,805	*	SP Plus Corp	433,087
82,937		Steelcase, Inc (Class A)	1,448,909
63,542	*,e	Stericycle, Inc	3,660,019
6,434		Systemax, Inc	139,232
148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

40,398	*,e	Team, Inc	$733,628
42,001		Tetra Tech, Inc	3,673,827
140,754		TransUnion	11,629,095
33,491	*	TriNet Group, Inc	1,774,688
27,821	*	TrueBlue, Inc	637,101
12,296		Unifirst Corp	2,469,529
12,067		US Ecology, Inc	750,929
116,378		Verisk Analytics, Inc	16,839,897
14,492		Viad Corp	884,302
4,765		VSE Corp	183,071
317,097		Waste Management, Inc	35,581,454
4,929	*	Willdan Group, Inc	149,349
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	249,544,151

CONSUMER DURABLES & APPAREL - 1.4%
18,049		Acushnet Holdings Corp	513,494
70,259	*	American Outdoor Brands Corp	497,434
6,475		Bassett Furniture Industries, Inc	98,744
54,502	*	Beazer Homes USA, Inc	818,075
61,550		Brunswick Corp	3,584,672
81,438		Callaway Golf Co	1,646,676
98,149	*	Capri Holdings Ltd	3,049,489
33,939		Carter’s, Inc	3,402,045
8,835	*	Cavco Industries, Inc	1,693,228
27,424	*	Century Communities, Inc	827,382
10,630		Clarus Corp	135,532
22,670		Columbia Sportswear Co	2,050,501
47,319	*,e	CROCS, Inc	1,655,692
5,513		Culp, Inc	85,286
22,691	*	Deckers Outdoor Corp	3,469,454
239,356		DR Horton, Inc	12,535,074
3,637		Escalade, Inc	41,680
39,428		Ethan Allen Interiors, Inc	777,126
4,787		Flexsteel Industries, Inc	79,321
57,082	*	Fossil Group, Inc	621,052
111,222	*	Garmin Ltd	10,427,062
40,146	*	G-III Apparel Group Ltd	1,008,066
74,505	*,e	GoPro, Inc	309,941
10,917	*	Green Brick Partners, Inc	109,934
7,083	e	Hamilton Beach Brands Holding Co	132,098
231,250		Hanesbrands, Inc	3,517,312
83,133		Hasbro, Inc	8,089,672
19,259	*	Helen of Troy Ltd	2,884,228
6,640		Hooker Furniture Corp	157,169
14,684	*	Installed Building Products, Inc	957,690
17,311	*,e	iRobot Corp	831,967
3,431		Johnson Outdoors, Inc	200,885
52,472		KB Home	1,872,726
32,082		Kontoor Brands, Inc	1,219,116
45,145		La-Z-Boy, Inc	1,603,099
89,232		Leggett & Platt, Inc	4,577,602
9,796		Lennar Corp (B Shares)	460,608
201,036		Lennar Corp (Class A)	11,981,746
149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,441	*,e	LGI Homes, Inc	$1,761,170
3,744		Lifetime Brands, Inc	29,915
87,768	*	Lululemon Athletica, Inc	17,928,369
27,958	*	M/I Homes, Inc	1,235,184
11,731	*	Malibu Boats, Inc	382,665
6,686		Marine Products Corp	89,726
11,236	*	MasterCraft Boat Holdings, Inc	176,967
261,109	*,e	Mattel, Inc	3,117,641
47,716		MDC Holdings, Inc	1,847,086
24,411	*	Meritage Homes Corp	1,759,789
44,397	*	Mohawk Industries, Inc	6,365,642
20,975		Movado Group, Inc	546,399
2,520		Nacco Industries, Inc (Class A)	127,260
271,513		Newell Rubbermaid, Inc	5,150,602
918,541		Nike, Inc (Class B)	82,255,347
2,169	*	NVR, Inc	7,887,764
16,346		Oxford Industries, Inc	1,125,586
44,050		Polaris Industries, Inc	4,345,533
184,285		Pulte Homes, Inc	7,231,343
48,150		PVH Corp	4,196,754
35,866		Ralph Lauren Corp	3,445,288
64,912	*	Roku, Inc	9,555,046
96,885	*	Skechers U.S.A., Inc (Class A)	3,620,592
54,039		Skyline Corp	1,525,521
50,941	*	Sonos, Inc	666,308
70,267		Steven Madden Ltd	2,893,595
19,029		Sturm Ruger & Co, Inc	870,767
2,932		Superior Uniform Group, Inc	42,426
213,080		Tapestry, Inc	5,510,249
96,173	*	Taylor Morrison Home Corp	2,409,134
35,239	*	Tempur Sealy International, Inc	3,204,987
87,468		Toll Brothers, Inc	3,478,602
21,170	*	TopBuild Corp	2,200,198
133,679	*	TRI Pointe Homes, Inc	2,104,107
31,231		Tupperware Corp	300,755
127,929	*	Under Armour, Inc (Class A)	2,641,734
146,854	*	Under Armour, Inc (Class C)	2,716,799
14,239	*	Unifi, Inc	388,725
8,554	*	Universal Electronics, Inc	445,834
10,709	*	Vera Bradley, Inc	115,229
227,751		VF Corp	18,741,630
79,959	*	Vista Outdoor, Inc	535,725
42,863		Whirlpool Corp	6,520,320
22,600	*	William Lyon Homes, Inc	437,310
74,976		Wolverine World Wide, Inc	2,225,288
32,234	*,e	YETI Holdings, Inc	1,073,715
16,438	*,e	Zagg, Inc	121,148
		TOTAL CONSUMER DURABLES & APPAREL	313,274,652

CONSUMER SERVICES - 2.2%
46,822	*	Adtalem Global Education, Inc	1,394,359
8,703	*	American Public Education, Inc	189,029
174,278		ARAMARK Holdings Corp	7,626,405
39,159		BBX Capital Corp	175,041
150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

605	*	Biglari Holdings, Inc (B Shares)	$50,505
23,159		BJ’s Restaurants, Inc	916,865
54,808		Bloomin’ Brands, Inc	1,085,747
47,511		Boyd Gaming Corp	1,294,675
41,433	*	Bright Horizons Family Solutions	6,153,629
28,632		Brinker International, Inc	1,272,692
424,601	*	Caesars Entertainment Corp	5,214,100
40,625	*	Career Education Corp	575,250
298,000		Carnival Corp	12,781,220
14,241		Carriage Services, Inc	366,848
33,199	*	Carrols Restaurant Group, Inc	236,709
10,670	*	Century Casinos, Inc	78,851
36,491	e	Cheesecake Factory	1,524,959
76,949	*	Chegg, Inc	2,359,256
19,063	*	Chipotle Mexican Grill, Inc (Class A)	14,834,064
24,733		Choice Hotels International, Inc	2,188,376
27,797		Churchill Downs, Inc	3,613,332
9,242	*	Chuy’s Holdings, Inc	225,228
15,982	e	Cracker Barrel Old Country Store, Inc	2,485,201
88,274		Darden Restaurants, Inc	9,910,522
23,509		Dave & Buster’s Entertainment, Inc	935,188
17,977	*	Del Taco Restaurants, Inc	137,254
51,012	*	Denny’s Corp	1,026,361
9,874		Dine Brands Global Inc.	722,283
30,931		Domino’s Pizza, Inc	8,401,478
39,635	*	Drive Shack, Inc	158,144
53,455		Dunkin Brands Group, Inc	4,202,632
12,324	*	El Pollo Loco Holdings, Inc	143,205
52,335	*,e	Eldorado Resorts, Inc	2,343,038
1,317	*,e	Empire Resorts, Inc	12,788
138,810		Extended Stay America, Inc	1,972,490
13,720	*	Fiesta Restaurant Group, Inc	117,923
72,964	*	frontdoor, Inc	3,519,054
10,687	*,e	Golden Entertainment, Inc	154,748
3,415		Graham Holdings Co	2,150,289
36,841	*	Grand Canyon Education, Inc	3,387,898
144,126		H&R Block, Inc	3,601,709
11,282	*,e	Habit Restaurants, Inc	118,574
58,810	*	Hilton Grand Vacations, Inc	2,042,471
212,326		Hilton Worldwide Holdings, Inc	20,587,129
58,302	*	Houghton Mifflin Harcourt Co	376,631
27,534		Hyatt Hotels Corp	2,057,891
68,087	e	International Game Technology plc	901,472
6,138	*	J Alexander’s Holdings, Inc	59,232
24,202		Jack in the Box, Inc	2,033,452
42,184	*	K12, Inc	834,821
246,921		Las Vegas Sands Corp	15,269,595
79,053	*	Laureate Education, Inc	1,221,764
11,160	*	Lindblad Expeditions Holdings, Inc	175,658
207,995		Marriott International, Inc (Class A)	26,321,767
28,808		Marriott Vacations Worldwide Corp	3,166,863
571,622		McDonald’s Corp	112,438,047
371,963		MGM Resorts International	10,600,946
151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,998	*	Monarch Casino & Resort, Inc	$259,054
1,517		Nathan’s Famous, Inc	115,444
10,030	*,e	Noodles & Co	53,460
165,719	*	Norwegian Cruise Line Holdings Ltd	8,411,896
32,278	*,e	OneSpaWorld Holdings Ltd	501,923
15,209	e	Papa John’s International, Inc	890,487
84,521	*	Penn National Gaming, Inc	1,801,565
62,826	*	Planet Fitness, Inc	3,999,503
12,084	*	PlayAGS, Inc	139,449
17,426	*,e	Potbelly Corp	74,061
4,928		RCI Hospitality Holdings, Inc	92,400
7,293	*	Red Lion Hotels Corp	43,758
17,963	*	Red Robin Gourmet Burgers, Inc	547,872
42,685		Red Rock Resorts, Inc	929,679
27,918	*	Regis Corp	575,111
126,589		Royal Caribbean Cruises Ltd	13,776,681
16,648		Ruth’s Chris Steak House, Inc	342,616
62,348	*,e	Scientific Games Corp (Class A)	1,495,729
38,900	*	SeaWorld Entertainment, Inc	1,027,738
56,119	*	Select Interior Concepts Inc	643,124
131,584		Service Corp International	5,984,440
98,902	*	ServiceMaster Global Holdings, Inc	3,993,663
21,242	*	Shake Shack, Inc	1,747,792
52,487		Six Flags Entertainment Corp	2,214,427
890,486		Starbucks Corp	75,299,496
15,916		Strategic Education, Inc	1,958,146
23,473	*,e	Target Hospitality Corp	130,040
45,694		Texas Roadhouse, Inc (Class A)	2,581,711
14,842	e	Twin River Worldwide Holdings Inc	372,534
28,660		Vail Resorts, Inc	6,659,724
136,278		Wendy’s	2,886,368
23,960		Wingstop, Inc	1,998,983
45,831	*	WW International Inc	1,598,127
58,946		Wyndham Destinations, Inc	2,735,684
70,289		Wyndham Hotels & Resorts, Inc	3,793,497
68,819		Wynn Resorts Ltd	8,350,497
273,730		Yum China Holdings, Inc	11,633,525
231,457		Yum! Brands, Inc	23,541,492
		TOTAL CONSUMER SERVICES	500,947,354

DIVERSIFIED FINANCIALS - 3.6%
35,099		Affiliated Managers Group, Inc	2,803,708
19,156		AG Mortgage Investment Trust	299,600
433,261		AGNC Investment Corp	7,387,100
285,187		Ally Financial, Inc	8,735,278
511,548		American Express Co	59,994,349
97,743		Ameriprise Financial, Inc	14,748,441
1,059,144		Annaly Capital Management, Inc	9,511,113
92,233		Anworth Mortgage Asset Corp	315,437
128,059		Apollo Commercial Real Estate Finance, Inc	2,343,480
18,424		Ares Commercial Real Estate Corp	285,572
45,717		Ares Management Corp	1,351,852
25,578	e	Arlington Asset Investment Corp (Class A)	147,841
59,834	*	ARMOUR Residential REIT, Inc	1,001,023
152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,768		Artisan Partners Asset Management, Inc	$704,755
141	*,h	Ashford, Inc	3,377
2,450	e	Associated Capital Group, Inc	99,470
210,308		AXA Equitable Holdings, Inc	4,542,653
12,562		B. Riley Financial, Inc	353,620
16,791		Banco Latinoamericano de Exportaciones S.A. (Class E)	346,398
625,040		Bank of New York Mellon Corp	29,220,620
160,055		BGC Partners, Inc (Class A)	832,286
88,289		BlackRock, Inc	40,763,031
93,554		Blackstone Mortgage Trust, Inc	3,396,010
39,851	*	Blucora, Inc	861,977
76,771		Brightsphere Investment Group, Inc	753,891
63,923	*	Cannae Holdings, Inc	1,866,552
348,414		Capital One Financial Corp	32,489,605
51,594		Capstead Mortgage Corp	398,822
80,399		CBOE Global Markets, Inc	9,257,945
875,754		Charles Schwab Corp	35,651,945
47,113		Cherry Hill Mortgage Investment Corp	636,968
138,953		Chimera Investment Corp	2,815,188
264,578		CME Group, Inc	54,436,923
25,360		Cohen & Steers, Inc	1,659,558
79,651		Colony Credit Real Estate, Inc	1,141,399
15,293	*	Cowen Group, Inc	228,936
7,887	*	Credit Acceptance Corp	3,453,007
6,319	*	Curo Group Holdings Corp	88,403
2,676		Diamond Hill Investment Group, Inc	376,941
236,354		Discover Financial Services	18,969,772
18,466	*	Donnelley Financial Solutions, Inc	208,666
16,169		Dynex Capital, Inc	261,291
166,609		E*TRADE Financial Corp	6,962,590
78,465		Eaton Vance Corp	3,578,004
26,365	*	Elevate Credit, Inc	107,833
19,385		Ellington Financial Inc	357,072
30,693	*,e	Encore Capital Group, Inc	1,018,701
20,051	*	Enova International, Inc	470,998
24,561		Evercore Partners, Inc (Class A)	1,808,672
25,385		Exantas Capital Corp	298,528
27,938	*,e	Ezcorp, Inc (Class A)	146,954
25,551		Factset Research Systems, Inc	6,477,690
76,506		Federated Investors, Inc (Class B)	2,443,602
152,235		FGL Holdings	1,374,682
32,718		FirstCash, Inc	2,761,072
39,114	*	Focus Financial Partners, Inc	855,814
217,001		Franklin Resources, Inc	5,978,378
20,991	e	Gain Capital Holdings, Inc	88,582
2,450		GAMCO Investors, Inc (Class A)	38,612
238,992		Goldman Sachs Group, Inc	50,996,113
53,217		Granite Point Mortgage Trust, Inc	989,836
51,405		Great Ajax Corp	804,488
35,493	*	Green Dot Corp	1,023,618
22,909		Greenhill & Co, Inc	371,126
17,627		Hamilton Lane, Inc	1,050,922
27,890		Houlihan Lokey, Inc	1,318,081
153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

52,337		Interactive Brokers Group, Inc (Class A)	$2,489,671
415,021		IntercontinentalExchange Group, Inc	39,144,781
10,594	*	INTL FCStone, Inc	423,760
282,214		Invesco Ltd	4,746,839
98,104		Invesco Mortgage Capital, Inc	1,544,157
117,106		Janus Henderson Group plc	2,708,662
185,369		Jefferies Financial Group, Inc	3,460,839
32,622		KKR Real Estate Finance Trust, Inc	654,071
77,355		Ladder Capital Corp	1,335,921
67,587		Ladenburg Thalmann Financial Services, Inc	152,747
77,803		Lazard Ltd (Class A)	2,904,386
48,355		Legg Mason, Inc	1,801,707
43,832	*,e	LendingClub Corp	554,036
61,306		LPL Financial Holdings, Inc	4,955,977
25,594		MarketAxess Holdings, Inc	9,433,692
3,189		Marlin Business Services Corp	75,707
363,947		MFA Mortgage Investments, Inc	2,762,358
36,381		Moelis & Co	1,298,074
121,249		Moody’s Corp	26,758,442
886,677		Morgan Stanley	40,831,476
17,048		Morningstar, Inc	2,759,048
58,626		MSCI, Inc (Class A)	13,751,315
84,190		NASDAQ OMX Group, Inc	8,399,636
158,729		Navient Corp	2,185,698
11,109		Nelnet, Inc (Class A)	680,648
316,340		New Residential Investment Corp	5,010,826
162,195		New York Mortgage Trust, Inc	1,015,341
17,297	*,†	NewStar Financial, Inc	4,176
144,401		Northern Trust Corp	14,393,892
32,979	*	On Deck Capital, Inc	147,086
59,602		OneMain Holdings, Inc	2,384,080
5,009		Oppenheimer Holdings, Inc	136,245
41,882		Orchid Island Capital, Inc	233,283
66,957		PennyMac Mortgage Investment Trust	1,532,646
12,064	*	Pico Holdings, Inc	130,050
15,025		Piper Jaffray Cos	1,180,064
20,764		PJT Partners, Inc	862,329
26,014	*	PRA Group, Inc	882,655
8,894		Pzena Investment Management, Inc (Class A)	73,820
87,432		Raymond James Financial, Inc	7,299,698
11,425		Ready Capital Corp	180,858
91,419		Redwood Trust, Inc	1,493,786
5,910	*	Regional Management Corp	170,976
183,631		S&P Global, Inc	47,374,962
15,419	*	Safeguard Scientifics, Inc	174,389
101,353		Santander Consumer USA Holdings, Inc	2,541,933
11,965		Sculptor Capital Management, Inc	215,011
97,370		SEI Investments Co	5,834,410
3,406		Silvercrest Asset Management Group, Inc	40,940
291,155		SLM Corp	2,457,348
202,486		Starwood Property Trust, Inc	4,981,156
271,991		State Street Corp	17,970,445
52,897		Stifel Financial Corp	2,961,174
492,725		Synchrony Financial	17,427,683
154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

174,318		T Rowe Price Group, Inc	$20,186,024
197,912		TD Ameritrade Holding Corp	7,595,863
46,510		TPG RE Finance Trust, Inc	940,897
183,272		Two Harbors Investment Corp	2,541,983
46,547	e	Virtu Financial, Inc	789,437
3,892		Virtus Investment Partners, Inc	422,204
107,581		Voya Financial, Inc	5,805,071
46,753	e	Waddell & Reed Financial, Inc (Class A)	774,230
24,220		Western Asset Mortgage Capital Corp	243,169
5,515		Westwood Holdings Group, Inc	166,718
65,487		WisdomTree Investments, Inc	334,639
3,309	*	World Acceptance Corp	343,507
		TOTAL DIVERSIFIED FINANCIALS	801,135,423

ENERGY - 4.0%
98,619	*	Abraxas Petroleum Corp	28,600
5,842		Amplify Energy Corp	42,354
161,291	e	Antero Midstream Corp	1,038,714
159,817	*,e	Antero Resources Corp	399,542
256,837		Apache Corp	5,563,089
62,566	*	Apergy Corp	1,574,786
12,389	e	Arch Coal, Inc	977,368
86,405		Archrock, Inc	832,944
17,293	*	Ardmore Shipping Corp	138,171
458,871		Baker Hughes a GE Co	9,819,839
35,807		Berry Petroleum Co LLC	336,228
12,844	*	Bonanza Creek Energy, Inc	228,880
11,462		Brigham Minerals, Inc	218,810
312,867		Cabot Oil & Gas Corp	5,831,841
30,783	*	Cactus, Inc	914,871
19,775	*,e	California Resources Corp	110,542
291,061	*,e	Callon Petroleum Co	1,106,032
80,848	*	Carrizo Oil & Gas, Inc	595,041
158,201	*	Centennial Resource Development, Inc	537,883
170,312	*	Cheniere Energy, Inc	10,482,704
1,129,264	*,e	Chesapeake Energy Corp	1,513,214
1,421,513		Chevron Corp	165,094,520
68,600		Cimarex Energy Co	2,896,292
70,718	*	Clean Energy Fuels Corp	159,115
131,805	*	CNX Resources Corp	1,111,116
142,267		Concho Resources, Inc	9,605,868
832,362		ConocoPhillips	45,946,382
29,581	*,e	CONSOL Energy, Inc	391,357
63,518	*	Continental Resources, Inc	1,871,875
13,475	*	Contura Energy Inc	309,117
18,547	*,e	Covia Holdings Corp	25,595
25,220		CVR Energy, Inc	1,195,932
52,925		Delek US Holdings, Inc	2,114,354
471,080	*,e	Denbury Resources, Inc	470,185
296,118	*	Devon Energy Corp	6,005,273
51,733		DHT Holdings, Inc	399,896
38,426	*,e	Diamond Offshore Drilling, Inc	203,274
40,328	*,e	Diamond S Shipping Inc	588,789
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

125,209		Diamondback Energy, Inc	$10,737,924
14,449	e	DMC Global, Inc	646,448
14,063	*	Dorian LPG Ltd	175,084
21,805	*	Dril-Quip, Inc	894,441
10,934	*	Earthstone Energy, Inc	42,424
61,062	*,e	Energy Fuels, Inc	122,735
421,985		EOG Resources, Inc	29,247,780
199,464		EQT Corp	2,142,243
160,200		Equitrans Midstream Corp	2,229,984
14,195	*	Era Group, Inc	137,266
18,488		Evolution Petroleum Corp	103,903
18,645	*	Exterran Corp	236,232
137,437	*,e	Extraction Oil & Gas, Inc	233,643
3,161,302	d	Exxon Mobil Corp	213,609,176
27,602	e	Falcon Minerals Corp	170,028
152,912	*	Forum Energy Technologies, Inc	177,378
159,691	*	Frank’s International NV	782,486
58,721	*	FTS International, Inc	89,256
30,698		GasLog Ltd	420,870
55,223		Golar LNG Ltd	760,421
53,948		Green Plains Renewable Energy, Inc	665,179
151,931	*	Gulfport Energy Corp	423,128
7,725		Hallador Energy Co	25,995
632,132		Halliburton Co	12,168,541
91,452	*	Helix Energy Solutions Group, Inc	785,573
81,175		Helmerich & Payne, Inc	3,044,063
192,190		Hess Corp	12,636,493
71,409	*	HighPoint Resources Corp	75,694
116,065		HollyFrontier Corp	6,376,611
25,299	*	Independence Contract Drilling, Inc	22,516
15,991	*	International Seaways, Inc	402,014
71,467	*,e	Jagged Peak Energy, Inc	506,701
1,447,460		Kinder Morgan, Inc	28,920,251
29,441	*	KLX Energy Services Holdings, Inc	233,762
290,467		Kosmos Energy Ltd	1,800,895
290,729	*	Laredo Petroleum Holdings, Inc	686,120
25,902	e	Liberty Oilfield Services, Inc	238,557
72,043	*,e	Magnolia Oil & Gas Corp	707,462
4,924		Mammoth Energy Services, Inc	7,878
552,031		Marathon Oil Corp	6,364,917
481,650		Marathon Petroleum Corp	30,801,518
62,707	*,e	Matador Resources Co	872,254
14,345	*	Matrix Service Co	269,112
3,782	*	Montage Resources Corp	17,095
101,158		Murphy Oil Corp	2,086,890
287,438		Nabors Industries Ltd	531,760
256,310		National Oilwell Varco, Inc	5,797,732
6,426	*	Natural Gas Services Group, Inc	76,405
6,147	*,e	NCS Multistage Holdings, Inc	13,831
136,214	*	Newpark Resources, Inc	817,284
103,969	*	NexTier Oilfield Solutions, Inc	449,145
19,146	*,e	Nine Energy Service, Inc	108,175
468,553	*,e	Noble Corp plc	576,320
348,282		Noble Energy, Inc	6,707,911
156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

267,130		Nordic American Tanker Shipping	$956,325
443,778	*,e	Northern Oil And Gas, Inc	869,805
285,503	*	Oasis Petroleum, Inc	745,163
665,904		Occidental Petroleum Corp	26,969,112
56,126	*	Oceaneering International, Inc	794,744
37,144	*	Oil States International, Inc	530,045
307,174		ONEOK, Inc	21,449,960
25,842	*	Overseas Shipholding Group, Inc	42,122
21,255	*	Pacific Drilling SA	53,137
9,875		Panhandle Oil and Gas, Inc (Class A)	140,126
47,820	*	Par Pacific Holdings, Inc	1,083,123
190,516		Parsley Energy, Inc	3,012,058
134,449		Patterson-UTI Energy, Inc	1,118,616
84,347		PBF Energy, Inc	2,722,721
40,863	*	PDC Energy, Inc	815,217
49,634		Peabody Energy Corp	522,646
8,042	*	Penn Virginia Corp	191,400
331,300		Phillips 66	38,702,466
123,790		Pioneer Natural Resources Co	15,228,646
113,450	*	ProPetro Holding Corp	879,238
229,802		Questar Market Resources, Inc	765,241
210,113	e	Range Resources Corp	846,755
23,028	*,e	Renewable Energy Group, Inc	376,278
3,133	*	Rex American Resources Corp	253,522
9,218	*	RigNet, Inc	48,302
61,419	*,e	Ring Energy, Inc	101,956
34,279	e	RPC, Inc	141,915
21,991	*	SandRidge Energy, Inc	96,321
1,032,827		Schlumberger Ltd	33,763,115
45,437		Scorpio Tankers, Inc	1,445,351
19,352	*	SEACOR Holdings, Inc	830,394
8,251	*	SEACOR Marine Holdings, Inc	107,346
258,879	*,e	Seadrill Ltd	455,627
51,332	*	Select Energy Services, Inc	390,123
84,693		SemGroup Corp	1,363,557
89,233		Ship Finance International Ltd	1,291,202
3,507	*	SilverBow Resources, Inc	27,705
70,325		SM Energy Co	551,348
15,317	*,e	Smart Sand, Inc	35,689
51,656	e	Solaris Oilfield Infrastructure, Inc	549,620
372,511	*	Southwestern Energy Co	763,648
269,860	*	SRC Energy, Inc	841,963
11,179	*	Talos Energy, Inc	240,684
150,350		Targa Resources Investments, Inc	5,845,608
32,401	e	Teekay Corp	165,569
105,010		Teekay Tankers Ltd (Class A)	214,220
110,593	*,e	Tellurian, Inc	881,426
393,353	*	Tetra Technologies, Inc	668,700
14,809	*	Tidewater, Inc	240,350
330,316	*	Transocean Ltd (NYSE)	1,569,001
36,658	*	Unit Corp	74,782
75,588	*,e	Uranium Energy Corp	71,589
84,372	e	US Silica Holdings, Inc	376,299
157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

308,759		Valero Energy Corp	$29,943,448
62,041	*	W&T Offshore, Inc	250,025
91,912	*,e	Whiting Petroleum Corp	582,722
880,067		Williams Cos, Inc	19,634,295
62,394		World Fuel Services Corp	2,606,197
300,068	*	WPX Energy, Inc	2,994,679
		TOTAL ENERGY	897,091,139

FOOD & STAPLES RETAILING - 1.4%
15,325		Andersons, Inc	282,287
26,715		Casey’s General Stores, Inc	4,563,189
10,609	*	Chefs’ Warehouse Holdings, Inc	351,423
329,057		Costco Wholesale Corp	97,766,125
8,756		Ingles Markets, Inc (Class A)	345,249
592,629		Kroger Co	14,602,379
10,727	*	Natural Grocers by Vitamin C	94,076
71,924	*	Performance Food Group Co	3,064,682
14,066		Pricesmart, Inc	1,042,291
91,332	*,e	Rite Aid Corp	840,254
22,179		Spartan Stores, Inc	290,434
94,195	*	Sprouts Farmers Market, Inc	1,828,325
355,703		SYSCO Corp	28,409,999
58,226	*	United Natural Foods, Inc	436,695
146,623	*	US Foods Holding Corp	5,816,534
4,388		Village Super Market (Class A)	116,282
565,139		Walgreens Boots Alliance, Inc	30,958,314
1,048,788		Walmart, Inc	122,980,881
8,321		Weis Markets, Inc	320,275
		TOTAL FOOD & STAPLES RETAILING	314,109,694

FOOD, BEVERAGE & TOBACCO - 3.5%
72,443	*,e	22nd Century Group, Inc	136,917
1,515		Alico, Inc	49,768
1,393,582		Altria Group, Inc	62,418,538
411,482		Archer-Daniels-Midland Co	17,298,703
58,108	e	B&G Foods, Inc (Class A)	903,579
10,787	*,e	Beyond Meat, Inc	910,962
5,117	*	Boston Beer Co, Inc (Class A)	1,916,112
46,211		Brown-Forman Corp (Class A)	2,872,014
133,260		Brown-Forman Corp (Class B)	8,731,195
100,045		Bunge Ltd	5,402,430
14,630	e	Calavo Growers, Inc	1,268,860
29,725		Cal-Maine Foods, Inc	1,185,730
124,432	e	Campbell Soup Co	5,762,446
4,574		Coca-Cola Bottling Co Consolidated	1,254,923
2,855,078		Coca-Cola Co	155,401,896
342,509		ConAgra Brands, Inc	9,264,868
116,832		Constellation Brands, Inc (Class A)	22,236,635
8,095	*	Craft Brewers Alliance, Inc	59,013
119,696	*	Darling International, Inc	2,310,133
99,683	e	Dean Foods Co	97,689
6,646	*	Farmer Bros Co	85,268
151,081		Flowers Foods, Inc	3,281,479
21,115		Fresh Del Monte Produce, Inc	673,568
158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,401	*	Freshpet, Inc	$1,379,716
446,439		General Mills, Inc	22,705,887
62,127	*,e	Hain Celestial Group, Inc	1,468,682
108,065		Hershey Co	15,871,507
214,121	e	Hormel Foods Corp	8,755,408
106,867	*	Hostess Brands, Inc	1,365,760
54,289		Ingredion, Inc	4,288,831
13,534		J&J Snack Foods Corp	2,581,746
77,746		J.M. Smucker Co	8,216,197
5,079		John B. Sanfilippo & Son, Inc	538,983
178,974		Kellogg Co	11,370,218
147,512		Keurig Dr Pepper, Inc	4,153,938
446,752		Kraft Heinz Co	14,443,492
110,310		Lamb Weston Holdings, Inc	8,608,592
16,159		Lancaster Colony Corp	2,249,010
14,640	*	Landec Corp	144,204
10,216		Limoneira Co	193,287
90,462		McCormick & Co, Inc	14,536,339
7,667	e	MGP Ingredients, Inc	328,838
116,597		Molson Coors Brewing Co (Class B)	6,146,994
1,062,268		Mondelez International, Inc	55,715,957
291,887	*	Monster Beverage Corp	16,383,617
13,534	e	National Beverage Corp	594,955
51,590	*,e	New Age Beverages Corp	138,777
1,043,933		PepsiCo, Inc	143,196,290
1,156,737		Philip Morris International, Inc	94,204,661
57,747	*	Pilgrim’s Pride Corp	1,753,199
45,933	*	Post Holdings, Inc	4,726,506
24,294	*,e	Primo Water Corp	293,836
21,673	*,e	Pyxus International, Inc	247,506
12,701		Sanderson Farms, Inc	1,966,242
208		Seaboard Corp	877,571
4,092	*	Seneca Foods Corp	144,775
62,229	*	Simply Good Foods Co	1,527,100
17,191	e	Tootsie Roll Industries, Inc	589,307
41,423	*	TreeHouse Foods, Inc	2,237,670
2,699		Turning Point Brands, Inc	56,328
206,538		Tyson Foods, Inc (Class A)	17,099,281
25,766		Universal Corp	1,411,977
109,117		Vector Group Ltd	1,331,227
		TOTAL FOOD, BEVERAGE & TOBACCO	777,367,137

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
1,295,582		Abbott Laboratories	108,323,611
31,724	*	Abiomed, Inc	6,585,268
61,947	*,e	Acadia Healthcare Co, Inc	1,857,791
77,257	*	Accuray, Inc	200,868
4,902	*	Addus HomeCare Corp	412,797
59,228	*	Align Technology, Inc	14,942,632
103,626	*	Allscripts Healthcare Solutions, Inc	1,133,668
71,010	*	Alphatec Holdings Inc	488,549
21,812	*	Amedisys, Inc	2,803,278
7,363	*,e	American Renal Associates Holdings, Inc	61,260
159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

113,139		AmerisourceBergen Corp	$9,659,808
42,001	*	AMN Healthcare Services, Inc	2,467,979
21,854	*	Angiodynamics, Inc	334,366
77,964	*,e	Antares Pharma, Inc	261,959
190,936		Anthem, Inc	51,377,059
15,363	*,e	Apollo Medical Holdings, Inc	229,984
18,566	*	AtriCure, Inc	493,670
895		Atrion Corp	754,870
42,404	*	Avanos Medical, Inc	1,867,472
24,969	*	Avedro Inc	580,280
48,972	*	AxoGen, Inc	608,967
10,982	*	Axonics Modulation Technologies, Inc	271,475
352,566		Baxter International, Inc	27,041,812
199,630		Becton Dickinson & Co	51,105,280
74,283	*,e	BioSig Technologies Inc	492,496
23,156	*	BioTelemetry, Inc	911,420
1,032,915	*	Boston Scientific Corp	43,072,555
119,686	*	Brookdale Senior Living, Inc	879,692
26,893	e	Cantel Medical Corp	1,960,231
222,525		Cardinal Health, Inc	11,003,861
33,385	*	Cardiovascular Systems, Inc	1,486,300
40,860	*	Castlight Health, Inc	61,699
303,551	*	Centene Corp	16,112,487
241,641		Cerner Corp	16,218,944
65,503	*	Cerus Corp	284,938
28,921	*	Change Healthcare, Inc	382,336
10,737		Chemed Corp	4,229,412
274,352		Cigna Corp	48,960,858
6,695		Computer Programs & Systems, Inc	154,454
168,061	*,e	ConforMIS, Inc	320,997
22,398		Conmed Corp	2,464,228
36,146		Cooper Cos, Inc	10,518,486
6,367	*	Corvel Corp	503,757
69,303	*	Covetrus, Inc	687,139
21,782	*	Cross Country Healthcare, Inc	235,463
17,940	*	CryoLife, Inc	402,753
15,737	*,e	CryoPort, Inc	220,790
7,473	*	Cutera, Inc	235,399
963,563		CVS Health Corp	63,970,948
18,074	*,e	CytoSorbents Corp	85,851
473,741		Danaher Corp	65,290,985
85,619	*	DaVita, Inc	5,017,273
166,014		Dentsply Sirona, Inc	9,094,247
65,035	*	DexCom, Inc	10,030,998
34,395	*	Diplomat Pharmacy, Inc	187,109
153,259	*	Edwards Lifesciences Corp	36,533,880
67,146		Encompass Health Corp	4,298,687
44,051		Ensign Group, Inc	1,861,155
25,112	*	Enzo Biochem, Inc	79,354
84,675	*,e	Evolent Health, Inc	645,224
27,674	*	Genesis Health Care, Inc	35,423
28,490	*	GenMark Diagnostics, Inc	159,829
29,323	*,e	Glaukos Corp	1,871,687
56,139	*	Globus Medical, Inc	2,939,999
160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

24,506	*	Guardant Health, Inc	$1,703,167
38,594	*	Haemonetics Corp	4,659,454
25,810	*	Hanger Orthopedic Group, Inc	583,564
199,147		HCA Healthcare, Inc	26,594,090
48,565	*	HealthEquity, Inc	2,758,006
15,201	*	HealthStream, Inc	426,540
114,987	*,e	Henry Schein, Inc	7,196,461
3,685	*,e	Heska Corp	298,559
45,033		Hill-Rom Holdings, Inc	4,714,505
62,465	*	HMS Holdings Corp	2,041,981
191,608	*	Hologic, Inc	9,256,582
99,254		Humana, Inc	29,200,527
13,743	*	ICU Medical, Inc	2,221,006
61,578	*	IDEXX Laboratories, Inc	17,550,346
10,894	*	Inogen, Inc	593,015
36,039	*,e	Inovalon Holdings, Inc	563,290
16,460	*	Inspire Medical Systems, Inc	1,003,731
44,244	*	Insulet Corp	6,429,538
27,315	*	Integer Holding Corp	2,115,274
55,133	*	Integra LifeSciences Holdings Corp	3,201,022
13,407	*	IntriCon Corp	277,257
85,428	*	Intuitive Surgical, Inc	47,237,413
22,488	e	Invacare Corp	173,607
14,733	*	iRhythm Technologies, Inc	984,459
33,790	*	Joint Corp	644,375
73,547	*	Laboratory Corp of America Holdings	12,118,339
18,561	*	Lantheus Holdings, Inc	386,997
8,165		LeMaitre Vascular, Inc	282,509
24,160	*	LHC Group, Inc	2,681,035
35,125	*	LivaNova plc	2,484,391
15,248	*	Magellan Health Services, Inc	989,595
32,368	*	Masimo Corp	4,718,931
136,612		McKesson Corp	18,169,396
63,563	*	MEDNAX, Inc	1,395,843
1,003,253		Medtronic plc	109,254,252
23,233		Meridian Bioscience, Inc	227,451
37,595	*	Merit Medical Systems, Inc	776,525
1,906	e	Mesa Laboratories, Inc	434,092
46,383	*	Molina Healthcare, Inc	5,456,496
14,768		National Healthcare Corp	1,213,634
5,812		National Research Corp	333,783
18,296	*	Natus Medical, Inc	616,209
35,686	*	Neogen Corp	2,321,731
21,357	*	Nevro Corp	1,840,973
29,806	*	NextGen Healthcare, Inc	503,870
67,125	*	Novocure Ltd	4,808,835
37,042	*	NuVasive, Inc	2,612,943
28,911	*	Omnicell, Inc	2,035,045
66,882	*	Option Care Health, Inc	236,762
32,080	*	OraSure Technologies, Inc	273,963
10,157	*	Orthofix International NV	426,899
6,251	*	OrthoPediatrics Corp	241,789
66,635		Owens & Minor, Inc	448,454
161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

76,141		Patterson Cos, Inc	$1,304,295
22,025	*	Pennant Group, Inc	396,230
25,151	*,e	Penumbra, Inc	3,922,801
18,443	*,e	PetIQ, Inc	455,911
47,341	*	Premier, Inc	1,542,370
7,425	*	Providence Service Corp	474,235
6,289	*	Pulse Biosciences, Inc	88,549
97,436		Quest Diagnostics, Inc	9,865,395
30,342	*	Quidel Corp	1,726,460
53,906	*	R1 RCM, Inc	573,021
19,979	*	RadNet, Inc	312,072
106,439		Resmed, Inc	15,744,457
28,831	*,e	Rockwell Medical, Inc	63,717
21,979	*	RTI Biologics, Inc	48,354
90,758	*	Select Medical Holdings Corp	1,653,611
157,592	*,e	Senseonics Holdings, Inc	184,383
4,698	*,e	Shockwave Medical Inc	159,826
7,713	*,e	SI-BONE, Inc	128,421
15,116	*,e	Sientra, Inc	97,196
4,954	*	Silk Road Medical Inc	164,076
5,738		Simulations Plus, Inc	203,183
26,702	*	Staar Surgical Co	875,292
58,868		STERIS plc	8,333,943
257,313		Stryker Corp	55,649,083
22,774	*,e	Surgery Partners, Inc	181,053
7,753	*	SurModics, Inc	368,345
11,232	*,e	Tabula Rasa HealthCare, Inc	572,158
16,440	*,e	Tactile Systems Technology, Inc	746,705
45,377	*	Tandem Diabetes Care, Inc	2,794,316
51,591	*,e	Teladoc, Inc	3,951,871
34,467		Teleflex, Inc	11,974,180
85,870	*	Tenet Healthcare Corp	2,175,946
42,675	*,e	Tivity Health, Inc	691,762
296,193	*,e	TransEnterix, Inc	67,591
61,267	*,e	Triple-S Management Corp (Class B)	926,970
704,742		UnitedHealth Group, Inc	178,088,303
58,722		Universal Health Services, Inc (Class B)	8,071,926
11,772		US Physical Therapy, Inc	1,665,385
1,407		Utah Medical Products, Inc	144,175
21,473	*	Varex Imaging Corp	644,405
68,814	*	Varian Medical Systems, Inc	8,313,419
96,231	*	Veeva Systems, Inc	13,648,443
37,597	*,e	ViewRay, Inc	97,752
37,161	*,e	Vocera Communications, Inc	740,247
38,024	*	WellCare Health Plans, Inc	11,277,918
54,180		West Pharmaceutical Services, Inc	7,793,251
92,225	*	Wright Medical Group NV	1,918,280
155,315		Zimmer Biomet Holdings, Inc	21,469,192
69,827	e	Zynex Inc	645,201
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,380,422,233

HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
5,838	*	Central Garden & Pet Co	175,257
20,082	*	Central Garden and Pet Co (Class A)	567,919
162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

179,675		Church & Dwight Co, Inc	$12,566,470
94,941		Clorox Co	14,021,836
629,023		Colgate-Palmolive Co	43,150,978
220,412		Coty, Inc	2,576,616
46,791	*	Edgewell Personal Care Co	1,637,685
43,716	*	elf Beauty, Inc	734,429
45,649	e	Energizer Holdings, Inc	1,939,626
160,574		Estee Lauder Cos (Class A)	29,910,119
81,475	*	Herbalife Ltd	3,639,488
10,188		Inter Parfums, Inc	788,857
253,030		Kimberly-Clark Corp	33,622,626
7,034		Medifast, Inc	780,352
3,667	*	Nature’s Sunshine Products, Inc	34,616
36,581		Nu Skin Enterprises, Inc (Class A)	1,630,781
2,427		Oil-Dri Corp of America	84,969
1,841,656		Procter & Gamble Co	229,304,588
7,650	*,e	Revlon, Inc (Class A)	201,119
41,136		Spectrum Brands Holdings, Inc	2,065,439
10,892	*	USANA Health Sciences, Inc	807,206
8,963		WD-40 Co	1,679,666
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	381,920,642

INSURANCE - 4.0%
550,940		Aflac, Inc	29,287,970
10,446		Alleghany Corp	8,130,017
247,283		Allstate Corp	26,315,857
25,630	*	AMBAC Financial Group, Inc	525,415
64,678		American Equity Investment Life Holding Co	1,596,253
56,006		American Financial Group, Inc	5,826,864
634,104		American International Group, Inc	33,582,148
5,833		American National Insurance Co	699,843
10,952		Amerisafe, Inc	695,781
175,217		Aon plc	33,844,916
273,578	*	Arch Capital Group Ltd	11,424,617
27,532		Argo Group International Holdings Ltd	1,703,405
134,983		Arthur J. Gallagher & Co	12,313,149
42,728		Assurant, Inc	5,386,719
67,712		Assured Guaranty Ltd	3,177,047
123,147	*	Athene Holding Ltd	5,338,422
66,089		Axis Capital Holdings Ltd	3,927,669
1,460,308	*	Berkshire Hathaway, Inc (Class B)	310,432,274
89,614	*	Brighthouse Financial, Inc	3,383,825
177,069		Brown & Brown, Inc	6,671,960
339,456		Chubb Ltd	51,739,884
108,302		Cincinnati Financial Corp	12,260,869
30,580	*,e	Citizens, Inc (Class A)	203,663
29,299		CNA Financial Corp	1,313,767
95,976		Conseco, Inc	1,502,024
3,298		Donegal Group, Inc (Class A)	48,547
20,991	*	eHealth, Inc	1,449,219
29,800		Employers Holdings, Inc	1,261,732
7,413	*	Enstar Group Ltd	1,489,272
18,500		Erie Indemnity Co (Class A)	3,408,995
163

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,409		Everest Re Group Ltd	$7,817,850
6,784		FBL Financial Group, Inc (Class A)	389,266
5,573		FedNat Holding Co	79,973
85,975		First American Financial Corp	5,311,536
194,405		FNF Group	8,911,525
422,628	*	Genworth Financial, Inc (Class A)	1,808,848
4,548		Global Indemnity Ltd	112,609
83,846		Globe Life, Inc	8,160,731
5,733	e	Goosehead Insurance, Inc	293,415
25,461	*	Greenlight Capital Re Ltd (Class A)	274,979
5,450	*	Hallmark Financial Services	97,119
29,697		Hanover Insurance Group, Inc	3,911,392
265,491		Hartford Financial Services Group, Inc	15,154,226
4,292		HCI Group, Inc	180,479
8,315	*	Health Insurance Innovations, Inc	220,181
16,420		Heritage Insurance Holdings, Inc	218,714
36,897		Horace Mann Educators Corp	1,607,233
2,693		Independence Holding Co	105,296
714		Investors Title Co	108,314
27,470		James River Group Holdings Ltd	983,701
45,989		Kemper Corp	3,305,689
11,675		Kinsale Capital Group, Inc	1,234,281
145,689		Lincoln National Corp	8,228,515
196,929		Loews Corp	9,649,521
10,445	*	Markel Corp	12,231,095
379,736		Marsh & McLennan Cos, Inc	39,348,244
109,955	*	MBIA, Inc	1,021,482
25,085		Mercury General Corp	1,205,585
593,733		Metlife, Inc	27,780,767
62,747		National General Holdings Corp	1,337,766
1,316		National Western Life Group, Inc	358,742
5,460	*	NI Holdings, Inc	95,550
199,216		Old Republic International Corp	4,450,485
33,021		Primerica, Inc	4,166,590
206,196		Principal Financial Group	11,006,743
43,085		ProAssurance Corp	1,689,794
436,876		Progressive Corp	30,450,257
3,561		Protective Insurance Corp	56,656
295,375		Prudential Financial, Inc	26,920,478
47,669		Reinsurance Group of America, Inc (Class A)	7,744,782
33,178		RenaissanceRe Holdings Ltd	6,210,258
29,104		RLI Corp	2,832,401
8,764		Safety Insurance Group, Inc	851,861
42,986		Selective Insurance Group, Inc	2,971,192
26,389		State Auto Financial Corp	873,212
23,986		Stewart Information Services Corp	981,507
62,056	*	Third Point Reinsurance Ltd	588,911
13,470		Tiptree Financial, Inc	99,005
191,120		Travelers Cos, Inc	25,048,187
26,523	*,e	Trupanion, Inc	628,595
12,504		United Fire & Casualty Co	569,182
11,214		United Insurance Holdings Corp	137,484
40,068		Universal Insurance Holdings, Inc	1,086,243
157,956		UnumProvident Corp	4,350,108
164

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

105,117		W.R. Berkley Corp	$7,347,678
14,534	*,e	Watford Holdings Ltd	391,546
2,757		White Mountains Insurance Group Ltd	2,952,747
95,108		Willis Towers Watson plc	17,775,685
		TOTAL INSURANCE	902,668,334

MATERIALS - 2.9%
13,762	e	Advanced Emissions Solutions, Inc	190,328
30,986	*	AdvanSix, Inc	705,241
163,593		Air Products & Chemicals, Inc	34,887,843
462,601	*,e	AK Steel Holding Corp	1,091,738
81,242	e	Albemarle Corp	4,934,639
134,964	*	Alcoa Corp	2,805,902
77,659	*	Allegheny Technologies, Inc	1,631,616
16,190		American Vanguard Corp	226,336
22,879	*,e	Amyris, Inc	75,844
50,729		Aptargroup, Inc	5,993,631
15,791		Ardagh Group S.A.	294,818
43,525		Ashland Global Holdings, Inc	3,367,529
62,209		Avery Dennison Corp	7,954,043
139,288	*	Axalta Coating Systems Ltd	4,107,603
19,658		Balchem Corp	1,989,586
235,670		Ball Corp	16,489,830
99,377	*	Berry Global Group, Inc	4,125,139
21,980		Boise Cascade Co	786,225
46,783		Cabot Corp	2,039,271
36,129		Carpenter Technology Corp	1,771,044
91,245		Celanese Corp (Series A)	11,054,332
36,542	*	Century Aluminum Co	213,040
164,742		CF Industries Holdings, Inc	7,471,050
4,273		Chase Corp	500,582
138,175	e	Chemours Co	2,267,452
8,677	*	Clearwater Paper Corp	160,872
191,026	e	Cleveland-Cliffs, Inc	1,381,118
167,855	*	Coeur Mining, Inc	926,560
66,633		Commercial Metals Co	1,288,016
31,429		Compass Minerals International, Inc	1,775,110
557,300		Corteva, Inc	14,701,574
88,762	*	Crown Holdings, Inc	6,465,424
49,660		Domtar Corp	1,807,127
553,463		Dow, Inc	27,944,347
561,522		DuPont de Nemours, Inc	37,009,915
32,598		Eagle Materials, Inc	2,977,501
94,831		Eastman Chemical Co	7,210,949
188,477		Ecolab, Inc	36,200,777
191,101	*	Element Solutions, Inc	2,075,357
72,672	*	Ferro Corp	808,839
48,283	*,†	Ferroglobe plc	0
36,699	*,e	Flotek Industries, Inc	70,095
99,877		FMC Corp	9,138,746
1,067,879		Freeport-McMoRan, Inc (Class B)	10,486,572
15,859		FutureFuel Corp	195,541
64,820	*	GCP Applied Technologies, Inc	1,339,181
165

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,953	*	Gold Resource Corp	$144,334
187,144		Graphic Packaging Holding Co	2,930,675
14,789		Greif, Inc (Class A)	579,285
3,341		Greif, Inc (Class B)	157,127
28,896		H.B. Fuller Co	1,410,125
5,224		Hawkins, Inc	223,326
6,888		Haynes International, Inc	237,360
310,426		Hecla Mining Co	713,980
135,308		Huntsman Corp	2,994,366
30,404	*	Ingevity Corp	2,560,321
10,724		Innophos Holdings, Inc	349,817
13,629		Innospec, Inc	1,245,145
76,333	e	International Flavors & Fragrances, Inc	9,313,389
299,270		International Paper Co	13,072,114
58,154	*	Intrepid Potash, Inc	179,696
14,606		Kaiser Aluminum Corp	1,564,010
11,753	*	Koppers Holdings, Inc	377,271
17,111	*	Kraton Polymers LLC	383,629
17,013	e	Kronos Worldwide, Inc	215,725
405,510		Linde plc	80,432,909
120,495	*	Livent Corp	826,596
107,639		Louisiana-Pacific Corp	3,146,288
28,845	*	LSB Industries, Inc	122,014
202,952		LyondellBasell Industries AF S.C.A	18,204,794
43,269		Martin Marietta Materials, Inc	11,332,584
20,875		Materion Corp	1,186,535
30,127		Minerals Technologies, Inc	1,489,780
265,522		Mosaic Co	5,278,577
23,197		Myers Industries, Inc	392,725
14,710		Neenah Paper, Inc	948,795
5,902		NewMarket Corp	2,865,362
592,779		Newmont Goldcorp Corp	23,551,110
164,712	*	Novagold Resources Inc	1,199,103
227,263		Nucor Corp	12,238,113
110,834		Olin Corp	2,032,696
5,433		Olympic Steel, Inc	81,386
22,913	*	Omnova Solutions, Inc	231,650
42,311	*	Orion Engineered Carbons SA	700,670
127,602		Owens-Illinois, Inc	1,084,617
66,685		Packaging Corp of America	7,299,340
23,735		PH Glatfelter Co	427,230
63,916		PolyOne Corp	2,048,508
176,302		PPG Industries, Inc	22,058,906
16,888	*	PQ Group Holdings, Inc	278,145
9,480		Quaker Chemical Corp	1,449,302
6,364	*,e	Ramaco Resources, Inc	22,592
47,440		Rayonier Advanced Materials, Inc	197,825
46,436		Reliance Steel & Aluminum Co	5,388,433
45,224		Royal Gold, Inc	5,220,659
93,745		RPM International, Inc	6,789,950
10,810	*	Ryerson Holding Corp	93,939
14,837		Schnitzer Steel Industries, Inc (Class A)	316,622
21,442		Schweitzer-Mauduit International, Inc	868,187
31,630		Scotts Miracle-Gro Co (Class A)	3,175,336
166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

119,631		Sealed Air Corp	$4,996,987
33,065		Sensient Technologies Corp	2,068,546
60,807		Sherwin-Williams Co	34,801,062
62,594		Silgan Holdings, Inc	1,926,017
78,030		Sonoco Products Co	4,502,331
74,147		Southern Copper Corp (NY)	2,638,150
138,708		Steel Dynamics, Inc	4,211,175
18,001		Stepan Co	1,759,058
104,994	*	Summit Materials, Inc	2,407,512
35,638	*	SunCoke Energy, Inc	188,525
27,146	*	TimkenSteel Corp	152,561
8,363	*	Trecora Resources	73,344
14,895		Tredegar Corp	296,113
27,387		Trinseo S.A.	1,163,948
59,635		Tronox Holdings plc	506,301
2,989	*	UFP Technologies, Inc	124,372
765		United States Lime & Minerals, Inc	67,703
160,719	e	United States Steel Corp	1,849,876
10,690	*	US Concrete, Inc	558,659
19,740		Valhi, Inc	37,309
139,656		Valvoline, Inc	2,980,259
27,564	*	Verso Corp	403,537
96,663		Vulcan Materials Co	13,810,243
53,086		Warrior Met Coal, Inc	1,034,115
28,248		Westlake Chemical Corp	1,784,991
184,046		WestRock Co	6,877,799
42,569	*	Worthington Industries, Inc	1,566,965
47,608		WR Grace and Co	3,163,552
		TOTAL MATERIALS	638,522,266

MEDIA & ENTERTAINMENT - 7.4%
569,887		Activision Blizzard, Inc	31,930,769
223,618	*	Alphabet, Inc (Class A)	281,490,338
227,056	*	Alphabet, Inc (Class C)	286,115,536
235,207		Altice USA, Inc	7,279,657
32,802	e	AMC Entertainment Holdings, Inc	307,355
31,079	*	AMC Networks, Inc	1,353,490
3,243		Cable One, Inc	4,298,175
9,685	*,e	Cardlytics, Inc	405,898
8,556	*	Care.com, Inc	99,934
65,331	*,e	Cargurus, Inc	2,194,468
40,872	*	Cars.com, Inc	462,262
241,456		CBS Corp (Class B)	8,702,074
42,955	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	192,653
118,928	*	Charter Communications, Inc	55,641,654
73,668		Cinemark Holdings, Inc	2,696,249
41,313	*	Clear Channel	96,259
3,357,964		Comcast Corp (Class A)	150,503,947
35,099	*,e	comScore, Inc	81,079
430	*,e	Daily Journal Corp	120,834
164,183	*	DHI Group, Inc	594,342
117,217	*,e	Discovery, Inc (Class A)	3,159,584
258,658	*	Discovery, Inc (Class C)	6,528,528
167

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

163,060	*	DISH Network Corp (Class A)	$5,606,003
218,213	*	Electronic Arts, Inc	21,035,733
10,428		Emerald Expositions Events, Inc	101,360
147,439	e	Entercom Communications Corp (Class A)	513,088
39,200		Entravision Communications Corp (Class A)	111,328
15,307	*,e	Eros International plc	34,288
25,967	*,e	Eventbrite Inc	466,887
33,061		EW Scripps Co (Class A)	444,175
1,781,558	*	Facebook, Inc	341,435,591
12,801	*	Fluent, Inc	29,826
259,419		Fox Corp (Class A)	8,311,785
111,991		Fox Corp (Class B)	3,498,599
121,803		Gannett Co, Inc	1,321,563
75,502	*	GCI Liberty, Inc	5,283,630
118,416	*	Glu Mobile, Inc	702,207
49,363	*	Gray Television, Inc	810,047
29,926	*	Grocery Outlet Holding Corp	954,639
8,609	*	Hemisphere Media Group, Inc	111,142
54,322	*	IAC/InterActiveCorp	12,344,674
58,238	*	Imax Corp	1,243,381
273,233		Interpublic Group of Cos, Inc	5,942,818
37,914		John Wiley & Sons, Inc (Class A)	1,746,698
6,199	*	Liberty Braves Group (Class A)	182,994
25,562	*	Liberty Braves Group (Class C)	751,778
20,617	*	Liberty Broadband Corp (Class A)	2,432,600
78,344	*	Liberty Broadband Corp (Class C)	9,250,076
26,301	*	Liberty Latin America Ltd (Class A)	491,566
69,901	*	Liberty Latin America Ltd (Class C)	1,286,877
14,697	*	Liberty Media Group (Class A)	594,200
142,448	*	Liberty Media Group (Class C)	6,054,040
69,739	*	Liberty SiriusXM Group (Class A)	3,131,978
123,283	*	Liberty SiriusXM Group (Class C)	5,571,159
39,543	*	Liberty TripAdvisor Holdings, Inc	381,590
29,548		Lions Gate Entertainment Corp (Class A)	236,088
104,280		Lions Gate Entertainment Corp (Class B)	781,057
98,001	*	Live Nation, Inc	6,909,070
16,831	*,e	LiveXLive Media, Inc	28,613
24,725	*	Loral Space & Communications, Inc	988,753
13,618	*	Madison Square Garden Co	3,634,917
25,417		Marcus Corp	917,554
41,021	e	Match Group, Inc	2,994,123
31,081	*,e	MDC Partners, Inc	97,283
35,850	*,e	Meet Group, Inc	152,721
22,587		Meredith Corp	851,530
37,843	*,e	MSG Networks, Inc	613,435
42,675		National CineMedia, Inc	358,257
312,881	*	NetFlix, Inc	89,925,128
56,663	e	New Media Investment Group, Inc	499,201
115,742		New York Times Co (Class A)	3,576,428
272,145		News Corp (Class A)	3,731,108
69,125		News Corp (Class B)	976,045
31,228		Nexstar Broadcasting Group, Inc (Class A)	3,038,172
156,551		Omnicom Group, Inc	12,084,172
51,008	*,e	QuinStreet, Inc	654,433
168

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,859	*	Reading International, Inc	$77,987
12,372	*	Rosetta Stone, Inc	237,047
1,398		Saga Communications, Inc	42,178
15,698		Scholastic Corp	604,373
44,983		Sinclair Broadcast Group, Inc (Class A)	1,792,123
1,117,866	e	Sirius XM Holdings, Inc	7,512,059
89,169	*	Spotify Technology S.A.	12,867,087
81,120	*	Take-Two Interactive Software, Inc	9,762,792
8,199	*	TechTarget, Inc	200,056
161,572		TEGNA, Inc	2,428,427
12,348		Tribune Publishing Co	110,638
74,790	*	TripAdvisor, Inc	3,021,516
87,124	*	TrueCar, Inc	285,767
553,609	*	Twitter, Inc	16,591,662
8,711	e	Viacom, Inc (Class A)	208,106
262,004		Viacom, Inc (Class B)	5,648,806
1,301,268		Walt Disney Co	169,060,739
19,514	*	WideOpenWest, Inc	123,914
34,948	e	World Wrestling Entertainment, Inc (Class A)	1,958,486
57,350	*	Yelp, Inc	1,979,148
48,258	*	Zillow Group, Inc (Class A)	1,563,077
86,550	*,e	Zillow Group, Inc (Class C)	2,818,933
670,029	*	Zynga, Inc	4,134,079
		TOTAL MEDIA & ENTERTAINMENT	1,662,510,493

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
1,107,580		AbbVie, Inc	88,107,989
53,224	*	Abeona Therapeutics, Inc	126,141
81,984	*,e	Acadia Pharmaceuticals, Inc	3,476,941
15,310	*,e	Accelerate Diagnostics, Inc	235,774
32,735	*	Acceleron Pharma, Inc	1,468,819
227,571	*,e	AcelRx Pharmaceuticals, Inc	455,142
172,166	*	Achillion Pharmaceuticals, Inc	1,103,584
24,842	*	Acorda Therapeutics, Inc	40,989
29,270	*,e	Adamas Pharmaceuticals, Inc	120,300
9,134	*	Adaptive Biotechnologies Corp	238,078
144,913	*,e	ADMA Biologics, Inc	708,625
34,109	*	Adverum Biotechnologies, Inc	247,972
46,253	*,e	Aerie Pharmaceuticals, Inc	1,026,354
48,384	*,e	Agenus, Inc	125,315
5,663	*,e	AgeX Therapeutics, Inc	8,834
227,114		Agilent Technologies, Inc	17,203,885
45,032	*,e	Agios Pharmaceuticals, Inc	1,354,563
45,447	*,e	Aimmune Therapeutics, Inc	1,264,336
8,200	*,e	Akcea Therapeutics, Inc	150,306
44,506	*	Akebia Therapeutics, Inc	166,007
56,071	*	Akorn, Inc	279,794
5,626	*	Albireo Pharma, Inc	103,350
71,596	*,†	Alder Biopharmaceuticals Inc	63,004
20,382	*,e	Alector, Inc	343,233
156,613	*	Alexion Pharmaceuticals, Inc	16,507,010
112,466	*	Alkermes plc	2,196,461
19,451	*,e	Allakos, Inc	1,334,339
169

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

242,669		Allergan plc	$42,736,438
36,291	*,e	Allogene Therapeutics, Inc	1,045,181
76,565	*	Alnylam Pharmaceuticals, Inc	6,641,248
22,367	*,e	AMAG Pharmaceuticals, Inc	217,072
447,190		Amgen, Inc	95,363,267
180,813	*	Amicus Therapeutics, Inc	1,524,254
53,564	*	Amneal Pharmaceuticals, Inc	164,977
20,326	*	Amphastar Pharmaceuticals, Inc	392,597
19,342	*	AnaptysBio, Inc	729,580
4,747	*	ANI Pharmaceuticals, Inc	370,788
8,514	*	Anika Therapeutics, Inc	599,300
43,480	*	Apellis Pharmaceuticals, Inc	1,277,877
21,703	*,†	Aratana Therapeutics, Inc	1,235
20,369	*	Arcus Biosciences, Inc	159,897
20,670	*	Ardelyx, Inc	103,350
34,420	*	Arena Pharmaceuticals, Inc	1,676,770
109,636	*	Arqule, Inc	1,108,420
87,714	*	Arrowhead Research Corp	3,512,946
12,521	*	Arvinas, Inc	258,684
9,360	*	Assembly Biosciences, Inc	154,534
36,183	*	Assertio Therapeutics, Inc	28,588
28,032	*	Atara Biotherapeutics, Inc	306,109
78,802	*,e	Athenex, Inc	869,974
56,949	*,e	Athersys, Inc	72,895
38,341	*	Audentes Therapeutics, Inc	1,031,373
162,424	*	Avantor, Inc	2,308,045
21,522	*	Avid Bioservices, Inc	115,143
34,728	*	Avrobio, Inc	504,251
17,336	*,e	Axsome Therapeutics, Inc	417,451
57,028	*	BioCryst Pharmaceuticals, Inc	114,056
58,068	*	BioDelivery Sciences International, Inc	335,633
137,166	*	Biogen Idec, Inc	40,972,856
29,114	*	Biohaven Pharmaceutical Holding Co Ltd	1,336,915
128,038	*	BioMarin Pharmaceutical, Inc	9,373,662
14,788	*	Bio-Rad Laboratories, Inc (Class A)	4,903,997
3,096	*	Biospecifics Technologies Corp	149,939
27,927		Bio-Techne Corp	5,813,564
38,726	*,e	Bluebird Bio, Inc	3,136,806
38,467	*	Blueprint Medicines Corp	2,648,068
13,810	*	Bridgebio Pharma, Inc	312,244
1,223,844		Bristol-Myers Squibb Co	70,211,930
76,798		Bruker BioSciences Corp	3,417,511
18,171	*	Calithera Biosciences, Inc	52,332
4,536	*,e	Calyxt, Inc	20,775
28,630	*	Cambrex Corp	1,710,070
48,745	*,e	Cara Therapeutics, Inc	1,011,946
40,282	*	CareDx, Inc	1,055,791
31,091	*,e	CASI Pharmaceuticals, Inc	101,978
98,799	*	Catalent, Inc	4,806,571
75,099	*	Catalyst Pharmaceuticals, Inc	355,218
522,501	*	Celgene Corp	56,445,783
77,969	*,e	CEL-SCI Corp	534,867
32,761	*	Charles River Laboratories International, Inc	4,258,275
15,298	*	ChemoCentryx, Inc	131,563
170

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,278	*	Chimerix, Inc	$30,428
78,349	*,e	Clovis Oncology, Inc	248,366
24,762	*	Codexis, Inc	334,782
60,228	*	Coherus Biosciences, Inc	1,046,160
14,552	*	Collegium Pharmaceutical, Inc	174,624
11,969	*	Concert Pharmaceuticals, Inc	74,567
28,930	*,e	Corbus Pharmaceuticals Holdings, Inc	149,568
60,315	*	Corcept Therapeutics, Inc	879,996
11,427	*,†,e	Corium International, Inc	2,057
101,076	*,e	CorMedix Inc	564,004
36,556	*	Cymabay Therapeutics, Inc	164,136
68,490	*	Cytokinetics, Inc	797,909
28,418	*	CytomX Therapeutics, Inc	174,202
24,013	*	Deciphera Pharmaceuticals, Inc	1,064,736
27,144	*,e	Denali Therapeutics, Inc	425,346
21,699	*,e	Dermira, Inc	145,166
27,581	*	Dicerna Pharmaceuticals, Inc	454,811
2,826	*	Dova Pharmaceuticals, Inc	80,569
42,801	*,e	Dynavax Technologies Corp	217,857
11,242	*	Eagle Pharmaceuticals, Inc	704,873
54,831	*,e	Editas Medicine, Inc	1,142,678
16,020	*,e	Eidos Therapeutics, Inc	776,970
265,301	*	Elanco Animal Health, Inc	7,168,433
640,137		Eli Lilly & Co	72,943,611
13,367	*,e	Eloxx Pharmaceuticals, Inc	81,405
39,051	*	Emergent Biosolutions, Inc	2,232,155
13,523	*	Enanta Pharmaceuticals, Inc	823,280
146,720	*	Endo International plc	673,445
75,024	*	Epizyme, Inc	863,526
24,015	*,e	Esperion Thereapeutics, Inc	955,077
21,747	*,e	Evolus, Inc	346,865
92,806	*	Exact Sciences Corp	8,074,122
223,840	*	Exelixis, Inc	3,458,328
55,910	*	Fate Therapeutics, Inc	835,855
56,867	*	FibroGen, Inc	2,226,343
15,829	*	Five Prime Therapeutics, Inc	62,525
39,018	*,e	Flexion Therapeutics, Inc	669,939
19,596	*	Fluidigm Corp	96,412
32,278	*,e	G1 Therapeutics, Inc	684,939
23,960	*	Genomic Health, Inc	1,597,653
99,875	*,e	Geron Corp	142,821
947,174		Gilead Sciences, Inc	60,344,456
43,400	*	Global Blood Therapeutics, Inc	2,081,030
20,830	*	GlycoMimetics, Inc	109,982
52,640	*	Gossamer Bio, Inc	1,083,068
52,701	*,e	Gritstone Oncology, Inc	427,405
79,010	*	Halozyme Therapeutics, Inc	1,210,433
58,607	*,e	Heron Therapeutics, Inc	1,245,399
10,856	*	Homology Medicines, Inc	142,539
129,280	*	Horizon Pharma plc	3,737,485
108,189	*	Illumina, Inc	31,972,013
143,627	*	Immunogen, Inc	341,832
154,061	*,e	Immunomedics, Inc	2,464,976
171

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

132,103	*	Incyte Corp	$11,086,084
84,899	*	Innoviva, Inc	986,526
45,252	*,e	Inovio Pharmaceuticals, Inc	96,387
65,711	*,e	Insmed, Inc	1,221,567
35,962	*,e	Intellia Therapeutics, Inc	448,986
21,628	*,e	Intercept Pharmaceuticals, Inc	1,574,086
14,781	*	Intersect ENT, Inc	263,397
24,570	*,e	Intra-Cellular Therapies, Inc	227,273
67,570	*,e	Intrexon Corp	343,256
69,391	*,e	Invitae Corp	1,117,889
96,045	*	Ionis Pharmaceuticals, Inc	5,351,627
100,089	*	Iovance Biotherapeutics, Inc	2,114,881
133,504	*	IQVIA Holdings, Inc	19,280,648
108,922	*	Ironwood Pharmaceuticals, Inc	1,093,577
40,491	*	Jazz Pharmaceuticals plc	5,086,884
1,982,720		Johnson & Johnson	261,798,349
8,024	*	Jounce Therapeutics, Inc	29,007
43,056	*,e	Kadmon Holdings, Inc	124,432
10,732	*,e	Kala Pharmaceuticals, Inc	38,957
30,034	*,e	Karyopharm Therapeutics, Inc	351,398
11,670	*	Kindred Biosciences, Inc	95,344
48,583	*	Kodiak Sciences, Inc	1,006,154
6,230	*,e	Krystal Biotech Inc	255,866
10,817	*	Kura Oncology, Inc	162,039
9,941	*,e	La Jolla Pharmaceutical Co	69,736
54,719	*,e	Lannett Co, Inc	650,609
23,392	*,e	Lexicon Pharmaceuticals, Inc	86,784
12,831	*,e	Ligand Pharmaceuticals, Inc (Class B)	1,396,141
56,636	*,e	Lineage Cell Therapeutics, Inc	44,176
24,097		Luminex Corp	493,868
56,764	*	MacroGenics, Inc	482,494
8,652	*	Madrigal Pharmaceuticals, Inc	799,704
203,783	*,e	Mallinckrodt plc	643,954
87,668	*,e	MannKind Corp	114,407
22,791	*	Marinus Pharmaceuticals, Inc	26,665
59,502	*,e	Medicines Co	3,123,260
14,055	*,e	MediciNova, Inc	113,283
22,437	*	Medpace Holdings, Inc	1,652,036
11,119	*	MeiraGTx Holdings plc	160,670
4,587	*	Menlo Therapeutics, Inc	23,256
1,916,278		Merck & Co, Inc	166,064,651
17,487	*	Mettler-Toledo International, Inc	12,327,286
17,960	*	Minerva Neurosciences, Inc	85,130
19,651	*	Mirati Therapeutics, Inc	1,850,731
146,546	*,e	Moderna, Inc	2,454,646
63,221	*	Momenta Pharmaceuticals, Inc	978,661
364,527	*	Mylan NV	6,980,692
40,288	*	MyoKardia, Inc	2,309,711
50,516	*	Myriad Genetics, Inc	1,700,874
37,762	*	NanoString Technologies, Inc	853,421
40,900	*	Natera, Inc	1,575,468
124,326	*,e	Nektar Therapeutics	2,129,083
66,492	*	NeoGenomics, Inc	1,524,662
64,918	*	Neurocrine Biosciences, Inc	6,458,692
172

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,448	*,e	Novavax, Inc	$56,078
14,594	*,e	Ocular Therapeutix, Inc	47,285
8,176	*	Odonate Therapeutics, Inc	259,670
53,171	*,e	Omeros Corp	842,229
344,433	*,e	Opko Health, Inc	489,095
3,379	*,e	Optinose, Inc	26,424
128,534	*	Pacific Biosciences of California, Inc	622,105
33,924	*	Pacira Pharmaceuticals, Inc	1,373,583
12,933	*,e	Paratek Pharmaceuticals, Inc	39,898
102,482	*	PDL BioPharma, Inc	288,999
78,120	*	PerkinElmer, Inc	6,715,195
93,702		Perrigo Co plc	4,968,080
30,407	*	Pfenex, Inc	280,353
4,143,636		Pfizer, Inc	158,991,313
11,429		Phibro Animal Health Corp	273,839
18,324	*	Pieris Pharmaceuticals, Inc	60,652
5,383	*,e	PolarityTE, Inc	14,588
69,524	*,e	Portola Pharmaceuticals, Inc	2,009,939
46,330	*	PRA Health Sciences, Inc	4,526,904
50,206	*	Prestige Consumer Healthcare, Inc.	1,780,305
9,523	*	Principia Biopharma, Inc	336,257
43,814	*	Progenics Pharmaceuticals, Inc	232,652
47,642	*	Protagonist Therapeutics, Inc	640,785
25,653	*	Prothena Corp plc	233,442
51,050	*	PTC Therapeutics, Inc	2,087,435
18,291	*	Puma Biotechnology, Inc	124,379
162,577	*	QIAGEN NV	4,846,420
6,779	*	Quanterix Corp	141,342
25,522	*	Ra Pharmaceuticals, Inc	1,201,321
40,171	*	Radius Health, Inc	1,142,463
18,102	*	Reata Pharmaceuticals, Inc	3,730,460
47,673	*	Recro Pharma, Inc	751,803
59,708	*	Regeneron Pharmaceuticals, Inc	18,287,366
31,576	*	REGENXBIO, Inc	1,126,947
32,976	*	Repligen Corp	2,621,262
21,376	*	Retrophin, Inc	256,512
16,889	*	Revance Therapeutics, Inc	264,482
9,577	*	Rhythm Pharmaceuticals, Inc	204,182
86,156	*,e	Rigel Pharmaceuticals, Inc	176,620
12,963	*,e	Rocket Pharmaceuticals, Inc	188,482
83,924	*,e	Rubius Therapeutics, Inc	741,888
36,310	*,e	Sage Therapeutics, Inc	4,925,452
127,347	*	Sangamo Biosciences, Inc	1,152,490
48,825	*,e	Sarepta Therapeutics, Inc	4,055,405
83,930	*	Seattle Genetics, Inc	9,014,082
13,358	*	Seres Therapeutics, Inc	46,753
31,728	*	SIGA Technologies, Inc	176,090
5,595	*,e	Solid Biosciences, Inc	61,825
53,979	*,e	Sorrento Therapeutics, Inc	82,048
23,021	*	Spark Therapeutics, Inc	2,513,203
115,826	*	Spectrum Pharmaceuticals, Inc	898,810
14,585	*,e	Stemline Therapeutics, Inc	145,850
30,987	*	Supernus Pharmaceuticals, Inc	861,129
173

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,892	*	Syndax Pharmaceuticals, Inc	$46,314
43,295	*	Syneos Health, Inc	2,171,244
7,073	*	Syros Pharmaceuticals, Inc	36,603
45,895	*,e	TG Therapeutics, Inc	313,463
222,623	*,e	TherapeuticsMD, Inc	592,177
23,811	*,e	Theravance Biopharma, Inc	383,833
296,072		Thermo Fisher Scientific, Inc	89,407,823
20,924	*,e	Translate Bio, Inc	191,350
24,278	*	Tricida, Inc	908,240
15,124	*	Twist Bioscience Corp	360,254
37,779	*	Ultragenyx Pharmaceutical, Inc	1,516,449
30,384	*	United Therapeutics Corp	2,729,699
11,976	*,e	UNITY Biotechnology, Inc	74,730
13,354	*,e	UroGen Pharma Ltd	302,201
43,287	*	Vanda Pharmaceuticals, Inc	584,807
35,705	*	Veracyte, Inc	818,716
54,342	*	Vericel Corp	862,408
190,013	*	Vertex Pharmaceuticals, Inc	37,143,741
58,489	*,e	Viking Therapeutics, Inc	378,424
18,311	*	Voyager Therapeutics, Inc	281,806
49,253	*	Waters Corp	10,422,920
11,082	*,e	WaVe Life Sciences Pte Ltd	280,264
28,502	*,e	Xencor, Inc	975,053
50,940	*,e	Xeris Pharmaceuticals, Inc	416,689
14,546	*	Y-mAbs Therapeutics, Inc	453,108
109,983	*,e	ZIOPHARM Oncology, Inc	464,128
355,618		Zoetis, Inc	45,490,655
36,547	*,e	Zogenix, Inc	1,631,824
44,624	*,e	Zynerba Pharmaceuticals, Inc	346,282
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	1,711,963,637

REAL ESTATE - 4.2%
69,241		Acadia Realty Trust	1,937,363
34,962		Agree Realty Corp	2,753,957
58,662		Alexander & Baldwin, Inc	1,379,144
2,407		Alexander’s, Inc	831,378
79,603		Alexandria Real Estate Equities, Inc	12,636,976
6,851	*,e	Altisource Portfolio Solutions S.A.	121,948
37,614		American Assets Trust, Inc	1,841,581
108,984		American Campus Communities, Inc	5,447,020
76,012		American Finance Trust, Inc	1,124,978
182,809		American Homes 4 Rent	4,838,954
327,420		American Tower Corp	71,403,754
136,907		Americold Realty Trust	5,488,602
105,679		Apartment Investment & Management Co	5,799,663
157,000		Apple Hospitality REIT, Inc	2,587,360
26,867		Armada Hoffler Properties, Inc	503,488
44,053		Ashford Hospitality Trust, Inc	120,265
103,973		AvalonBay Communities, Inc	22,630,763
24,630		Bluerock Residential Growth REIT, Inc	296,053
113,863		Boston Properties, Inc	15,622,004
14,516		BraeMar Hotels & Resorts, Inc	133,983
98,959		Brandywine Realty Trust	1,512,093
212,171		Brixmor Property Group, Inc	4,672,005
174

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

79,501		Brookfield Property REIT, Inc	$1,502,569
72,688		Camden Property Trust	8,313,327
69,365		CareTrust REIT, Inc	1,681,408
38,283		CatchMark Timber Trust, Inc	439,106
122,504		CBL & Associates Properties, Inc	176,406
251,589	*	CBRE Group, Inc	13,472,591
53,871		Cedar Realty Trust, Inc	179,929
26,156		Chatham Lodging Trust	472,116
46,803		City Office REIT, Inc	633,713
7,816		Clipper Realty, Inc	75,346
425,482		Colony Capital, Inc	2,382,699
94,085		Columbia Property Trust, Inc	1,930,624
11,013		Community Healthcare Trust, Inc	533,249
12,558		Consolidated-Tomoka Land Co	803,335
91,344		CoreCivic, Inc	1,393,909
7,274		CorEnergy Infrastructure Trust, Inc	350,389
22,840		CorePoint Lodging, Inc	224,974
26,493		Coresite Realty	3,112,927
79,819		Corporate Office Properties Trust	2,365,835
98,057		Cousins Properties, Inc	3,935,027
306,360		Crown Castle International Corp	42,519,704
141,160		CubeSmart	4,474,772
92,091	*	Cushman & Wakefield plc	1,717,497
80,454		CyrusOne, Inc	5,734,761
113,305		DiamondRock Hospitality Co	1,130,784
152,701		Digital Realty Trust, Inc	19,399,135
115,334		Douglas Emmett, Inc	4,996,269
246,233		Duke Realty Corp	8,652,628
49,400		Easterly Government Properties, Inc	1,102,608
24,286		EastGroup Properties, Inc	3,253,110
104,720		Empire State Realty Trust, Inc	1,515,298
60,428		Entertainment Properties Trust	4,700,694
62,593		Equinix, Inc	35,476,460
112,198		Equity Commonwealth	3,610,532
127,218		Equity Lifestyle Properties, Inc	8,897,627
272,426		Equity Residential	24,153,289
58,648		Essential Properties Realty Trust, Inc	1,504,908
48,586		Essex Property Trust, Inc	15,893,938
94,336		Extra Space Storage, Inc	10,591,103
21,321		Farmland Partners, Inc	142,851
58,222		Federal Realty Investment Trust	7,918,774
84,088		First Industrial Realty Trust, Inc	3,540,946
8,997	*	Forestar Group, Inc	168,964
58,607		Four Corners Property Trust, Inc	1,679,091
61,023		Franklin Street Properties Corp	524,798
88,257		Front Yard Residential Corp	1,091,739
3,673	*	FRP Holdings, Inc	190,188
165,877		Gaming and Leisure Properties, Inc	6,694,796
102,709		Geo Group, Inc	1,563,231
39,263		Getty Realty Corp	1,316,881
16,590		Gladstone Commercial Corp	390,860
10,797		Global Medical REIT, Inc	130,644
80,903		Global Net Lease, Inc	1,575,990
175

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

56,257		Hannon Armstrong Sustainable Infrastructure Capital, Inc	$1,679,834
87,882		Healthcare Realty Trust, Inc	3,055,657
136,695		Healthcare Trust of America, Inc	4,237,545
361,792	*	Healthpeak Properties Inc	13,610,615
56,274		Hersha Hospitality Trust	776,581
70,987		Highwoods Properties, Inc	3,322,192
519,907		Host Hotels and Resorts, Inc	8,521,276
29,312	*	Howard Hughes Corp	3,277,668
104,156		Hudson Pacific Properties	3,741,283
49,316		Independence Realty Trust, Inc	759,466
46,851		Industrial Logistics Properties Trust	995,115
11,699		Innovative Industrial Properties, Inc	889,124
10,916		Investors Real Estate Trust	826,014
332,054		Invitation Homes, Inc	10,223,943
196,935		Iron Mountain, Inc	6,459,468
40,754		iStar Financial, Inc	530,210
93,197		JBG SMITH Properties	3,752,111
16,318		Jernigan Capital, Inc	309,879
37,645		Jones Lang LaSalle, Inc	5,515,745
96,450		Kennedy-Wilson Holdings, Inc	2,219,314
66,709		Kilroy Realty Corp	5,598,886
288,636		Kimco Realty Corp	6,222,992
60,963		Kite Realty Group Trust	1,086,361
65,265		Lamar Advertising Co	5,221,853
184,776		Lexington Realty Trust	2,010,363
114,230		Liberty Property Trust	6,747,566
34,541		Life Storage, Inc	3,762,206
35,739		LTC Properties, Inc	1,853,067
91,730		Macerich Co	2,522,575
77,091		Mack-Cali Realty Corp	1,651,289
24,749	*	Marcus & Millichap, Inc	884,034
7,087	*	Maui Land & Pineapple Co, Inc	72,925
300,197		Medical Properties Trust, Inc	6,223,084
83,198		Mid-America Apartment Communities, Inc	11,563,690
80,044		Monmouth Real Estate Investment Corp (Class A)	1,207,063
32,229		National Health Investors, Inc	2,764,926
124,827		National Retail Properties, Inc	7,353,559
42,965		National Storage Affiliates Trust	1,468,114
57,756		New Senior Investment Group, Inc	406,602
162,017		Newmark Group, Inc	1,720,621
14,802		NexPoint Residential Trust, Inc	721,894
47,345		Office Properties Income Trust	1,509,359
154,574		Omega Healthcare Investors, Inc	6,807,439
32,197		One Liberty Properties, Inc	914,717
111,264		Outfront Media, Inc	2,927,356
117,210		Paramount Group, Inc	1,578,819
169,571		Park Hotels & Resorts, Inc	3,942,526
79,729		Pebblebrook Hotel Trust	2,049,833
49,406		Pennsylvania REIT	272,721
132,603		Physicians Realty Trust	2,475,698
89,709		Piedmont Office Realty Trust, Inc	2,013,070
50,818		Potlatch Corp	2,158,240
30,956		Preferred Apartment Communities, Inc	443,290
464,077		Prologis, Inc	40,727,397
176

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,469		PS Business Parks, Inc	$2,792,928
112,648		Public Storage, Inc	25,104,733
41,639		QTS Realty Trust, Inc	2,231,434
10,225	*	Rafael Holdings, Inc	177,608
97,923		Rayonier, Inc	2,641,963
10,920		Re/Max Holdings, Inc	365,274
82,223	e	Realogy Holdings Corp	647,917
233,960		Realty Income Corp	19,135,588
76,738	*,e	Redfin Corp	1,334,474
118,696		Regency Centers Corp	7,981,119
95,856		Retail Opportunities Investment Corp	1,789,152
180,631		Retail Properties of America, Inc	2,485,483
10,206		Retail Value, Inc	373,642
79,824		Rexford Industrial Realty, Inc	3,838,736
146,326		RLJ Lodging Trust	2,401,210
18,921		RMR Group, Inc	915,776
62,294		RPT Realty	903,263
34,957		Ryman Hospitality Properties	2,942,331
108,112		Sabra Healthcare REIT, Inc	2,659,555
8,645		Safehold, Inc	298,944
9,881		Saul Centers, Inc	529,029
83,661		SBA Communications Corp	20,133,020
239,945		Senior Housing Properties Trust	2,381,454
33,749		Seritage Growth Properties	1,467,744
135,178		Service Properties Trust	3,420,003
229,082		Simon Property Group, Inc	34,518,076
144,383		SITE Centers Corp	2,242,268
56,895		SL Green Realty Corp	4,756,422
55,255		Spirit Realty Capital, Inc	2,753,909
29,309	*,e	St. Joe Co	543,682
89,961		STAG Industrial, Inc	2,792,389
148,247		STORE Capital Corp	6,004,003
2,867	*	Stratus Properties, Inc	79,072
95,676		Summit Hotel Properties, Inc	1,172,988
66,350		Sun Communities, Inc	10,791,827
161,576		Sunstone Hotel Investors, Inc	2,182,892
88,312		Tanger Factory Outlet Centers, Inc	1,423,589
36,609		Taubman Centers, Inc	1,309,870
11,544	*	Tejon Ranch Co	185,627
45,258		Terreno Realty Corp	2,553,004
213,367		UDR, Inc	10,721,692
29,663		UMH Properties, Inc	442,869
134,012		Uniti Group, Inc	927,363
7,479		Universal Health Realty Income Trust	891,721
84,805		Urban Edge Properties	1,790,234
25,939		Urstadt Biddle Properties, Inc (Class A)	631,096
268,318		Ventas, Inc	17,467,502
696,547		VEREIT, Inc	6,854,022
326,206		VICI Properties, Inc	7,682,151
130,223		Vornado Realty Trust	8,546,535
267,196		Washington Prime Group, Inc	1,127,567
62,434		Washington REIT	1,936,703
88,530		Weingarten Realty Investors	2,809,057
177

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

296,987		Welltower, Inc	$26,933,751
556,775		Weyerhaeuser Co	16,263,398
22,948		Whitestone REIT	326,779
127,944		WP Carey, Inc	11,778,525
83,110		Xenia Hotels & Resorts, Inc	1,749,465
		TOTAL REAL ESTATE	948,647,284

RETAILING - 5.9%
15,888	*	1-800-FLOWERS.COM, Inc (Class A)	226,563
54,562		Aaron’s, Inc	4,088,331
48,761		Abercrombie & Fitch Co (Class A)	789,441
48,847		Advance Auto Parts, Inc	7,936,660
308,312	*	Amazon.com, Inc	547,765,598
103,945		American Eagle Outfitters, Inc	1,598,674
4,482	*	America’s Car-Mart, Inc	407,817
10,925	*	Asbury Automotive Group, Inc	1,126,695
25,965	*,e	At Home Group, Inc	221,222
49,168	*	Autonation, Inc	2,500,193
17,978	*	AutoZone, Inc	20,573,664
22,973	*	Barnes & Noble Education, Inc	94,419
86,549	e	Bed Bath & Beyond, Inc	1,185,721
169,929		Best Buy Co, Inc	12,206,000
25,783		Big Lots, Inc	558,718
90,864	*	BJ’s Wholesale Club Holdings, Inc	2,426,069
31,583	*	Booking Holdings, Inc	64,706,303
32,807	*	Boot Barn Holdings, Inc	1,149,885
20,435	e	Buckle, Inc	427,500
47,236	*	Burlington Stores, Inc	9,077,342
42,483		Caleres, Inc	914,234
59,924	e	Camping World Holdings, Inc	566,282
117,481	*	CarMax, Inc	10,945,705
37,231	*,e	Carvana Co	3,018,689
14,638		Cato Corp (Class A)	256,019
90,009	e	Chico’s FAS, Inc	309,631
10,893	e	Children’s Place Retail Stores, Inc	892,246
9,236		Citi Trends, Inc	164,863
14,808	*	Conn’s, Inc	358,205
9,713	*,e	Container Store Group, Inc	40,989
30,828		Core-Mark Holding Co, Inc	940,871
45,022		Designer Brands, Inc	742,863
49,667		Dick’s Sporting Goods, Inc	1,933,536
8,843	e	Dillard’s, Inc (Class A)	609,990
190,249		Dollar General Corp	30,504,525
174,791	*	Dollar Tree, Inc	19,296,926
5,673	*,e	Duluth Holdings, Inc	52,418
606,335		eBay, Inc	21,373,309
82,184	*	Etsy, Inc	3,656,366
105,099		Expedia, Inc	14,362,829
140,131	*,e	Express Parent LLC	451,222
38,459	*	Five Below, Inc	4,811,605
47,306	*	Floor & Decor Holdings, Inc	2,168,034
81,537		Foot Locker, Inc	3,547,675
6,374	*,e	Funko, Inc	114,732
4,919	*,e	Gaia, Inc	34,089
178

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

141,525	e	GameStop Corp (Class A)	$769,896
142,651		Gap, Inc	2,319,505
16,380	*	Genesco, Inc	636,363
106,791		Genuine Parts Co	10,954,621
55,208	*,e	GNC Holdings, Inc	145,749
12,522		Group 1 Automotive, Inc	1,245,188
438,715	*	Groupon, Inc	1,219,628
62,706	*,e	GrubHub, Inc	2,135,766
34,631	e	Guess?, Inc	580,069
9,919	e	Haverty Furniture Cos, Inc	179,931
15,548	*	Hibbett Sports, Inc	370,975
821,216		Home Depot, Inc	192,640,849
21,193	*	Hudson Ltd	263,217
688,825	*,e	JC Penney Co, Inc	688,825
118,390		Kohl’s Corp	6,068,671
193,192		L Brands, Inc	3,291,992
8,312	*	Lands’ End, Inc	100,326
6,857	*	Leaf Group Ltd	20,365
10,204	*	Liquidity Services, Inc	66,224
14,730		Lithia Motors, Inc (Class A)	2,319,680
239,977	*	LKQ Corp	8,156,818
585,129		Lowe’s Companies, Inc	65,306,248
64,637	*,e	Lumber Liquidators, Inc	596,599
245,855		Macy’s, Inc	3,727,162
15,024	*	MarineMax, Inc	232,121
67,268	*,e	Michaels Cos, Inc	587,250
25,365		Monro Muffler, Inc	1,778,340
19,492	*	Murphy USA, Inc	2,298,692
58,729	*	National Vision Holdings, Inc	1,397,750
77,380	e	Nordstrom, Inc	2,777,942
645,748		Office Depot, Inc	1,330,241
35,943	*,e	Ollie’s Bargain Outlet Holdings, Inc	2,296,039
56,070	*	O’Reilly Automotive, Inc	24,419,046
61,335	*	Overstock.com, Inc	645,857
76,470	*,e	Party City Holdco, Inc	429,761
23,554	e	Penske Auto Group, Inc	1,147,551
11,452	e	PetMed Express, Inc	268,149
30,130		Pool Corp	6,248,962
52,342	*	Quotient Technology, Inc	450,665
279,428	*	Qurate Retail Group, Inc QVC Group	2,665,743
28,574	*	RealReal, Inc	660,345
49,836		Rent-A-Center, Inc	1,289,257
14,781	*,e	RH	2,685,708
267,189		Ross Stores, Inc	29,302,618
34,150	*	Rubicon Project, Inc	290,275
74,929	*	Sally Beauty Holdings, Inc	1,161,399
8,376	e	Shoe Carnival, Inc	277,999
21,178	*	Shutterstock, Inc	859,403
38,052	e	Signet Jewelers Ltd	610,354
23,483	*	Sleep Number Corp	1,130,002
15,333		Sonic Automotive, Inc (Class A)	494,183
23,407	*	Sportsman’s Warehouse Holdings, Inc	159,402
11,411	*	Stamps.com, Inc	963,431
179

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

29,827	*,e	Stitch Fix Inc	$681,845
103,746	e	Tailored Brands, Inc	481,381
368,556		Target Corp	39,402,322
89,782		Tiffany & Co	11,178,757
9,156		Tilly’s, Inc	93,941
892,417		TJX Companies, Inc	51,447,840
85,931		Tractor Supply Co	8,165,164
40,200	*	Ulta Beauty, Inc	9,372,630
50,531	*	Urban Outfitters, Inc	1,450,240
44,038	*,e	Wayfair, Inc	3,621,245
2,435		Weyco Group, Inc	60,071
49,891	e	Williams-Sonoma, Inc	3,332,220
1,299		Winmark Corp	233,820
17,443	*	Zumiez, Inc	556,606
		TOTAL RETAILING	1,323,875,902

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
26,703	*	Acacia Communications, Inc	1,753,319
61,424	*,e	Adesto Technologies Corp	562,644
30,553	*	Advanced Energy Industries, Inc	1,805,682
737,504	*	Advanced Micro Devices, Inc	25,023,511
9,141	*	Alpha & Omega Semiconductor Ltd	119,381
18,560	*	Ambarella, Inc	976,813
59,444	*	Amkor Technology, Inc	738,889
268,864		Analog Devices, Inc	28,668,968
695,473		Applied Materials, Inc	37,736,365
17,700	*	Axcelis Technologies, Inc	339,309
23,342	*	AXT, Inc	72,827
287,952		Broadcom, Inc	84,326,743
56,349		Brooks Automation, Inc	2,393,142
23,382		Cabot Microelectronics Corp	3,533,488
12,815	*	Ceva, Inc	348,824
37,057	*	Cirrus Logic, Inc	2,518,394
22,179		Cohu, Inc	368,615
81,281	*	Cree, Inc	3,879,542
282,222		Cypress Semiconductor Corp	6,567,306
38,957	*	Diodes, Inc	1,817,344
15,561	*	DSP Group, Inc	232,015
101,674		Entegris, Inc	4,880,352
61,203	*	First Solar, Inc	3,169,703
40,922	*	Formfactor, Inc	893,327
16,831	*	Ichor Holdings Ltd	489,950
10,555	*,e	Impinj, Inc	347,207
39,278	*	Inphi Corp	2,823,303
3,301,287		Intel Corp	186,621,754
118,147		Kla-Tencor Corp	19,971,569
108,776		Lam Research Corp	29,482,647
110,879	*	Lattice Semiconductor Corp	2,172,120
45,361	*,e	MA-COM Technology Solutions	1,031,509
468,835		Marvell Technology Group Ltd	11,434,886
198,111		Maxim Integrated Products, Inc	11,621,191
66,980	*	MaxLinear, Inc	1,269,941
172,489	e	Microchip Technology, Inc	16,263,988
813,230	*	Micron Technology, Inc	38,669,087
180

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,526		MKS Instruments, Inc	$3,844,624
29,070		Monolithic Power Systems, Inc	4,358,174
48,451	*	Nanometrics, Inc	1,560,115
21,044	*	NeoPhotonics Corp Ltd	138,470
2,727		NVE Corp	169,756
432,773		NVIDIA Corp	86,996,028
289,886	*	ON Semiconductor Corp	5,913,674
15,059	*,e	PDF Solutions, Inc	243,353
38,535	*	Photronics, Inc	454,713
24,260		Power Integrations, Inc	2,210,329
94,024	*	Qorvo, Inc	7,602,781
905,652		QUALCOMM, Inc	72,850,647
61,082	*	Rambus, Inc	845,680
54,601	*	Semtech Corp	2,755,166
32,357	*	Silicon Laboratories, Inc	3,437,608
128,586		Skyworks Solutions, Inc	11,709,041
12,865	*	SMART Global Holdings, Inc	382,090
38,260	*,e	SunPower Corp	335,158
128,511		Teradyne, Inc	7,867,443
698,769		Texas Instruments, Inc	82,447,754
25,939	*	Ultra Clean Holdings	554,316
31,041		Universal Display Corp	6,213,787
26,815	*	Veeco Instruments, Inc	365,757
188,766		Xilinx, Inc	17,128,627
61,494		Xperi Corp	1,248,636
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	856,559,382

SOFTWARE & SERVICES - 12.1%
33,444	*	2U, Inc	599,484
76,541	*	8x8, Inc	1,478,772
40,700	*	A10 Networks, Inc	302,401
477,184		Accenture plc	88,479,457
84,722	*	ACI Worldwide, Inc	2,659,424
363,117	*	Adobe, Inc	100,921,108
119,773	*	Akamai Technologies, Inc	10,360,364
31,014	*	Alarm.com Holdings, Inc	1,532,092
30,887		Alliance Data Systems Corp	3,088,700
28,629	*	Altair Engineering, Inc	1,055,551
32,489	*,e	Alteryx, Inc	2,972,744
102,488		Amdocs Ltd	6,682,218
14,904	*	American Software, Inc (Class A)	241,594
58,611	*	Anaplan, Inc	2,766,439
60,661	*	Ansys, Inc	13,354,519
15,829	*	Appfolio, Inc	1,539,054
35,761	*,e	Appian Corp	1,596,371
49,808	*	Aspen Technology, Inc	5,733,399
78,974	*	Atlassian Corp plc	9,539,269
164,305	*	Autodesk, Inc	24,211,985
326,740		Automatic Data Processing, Inc	53,007,030
30,478	*	Avalara, Inc	2,163,938
64,333	*	Avaya Holdings Corp	777,786
25,085	*	Benefitfocus, Inc	570,307
108,985	*	Black Knight, Inc	6,996,837
181

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

36,980		Blackbaud, Inc	$3,104,471
32,086	*	Blackline, Inc	1,499,700
94,144		Booz Allen Hamilton Holding Co	6,624,913
23,476	*	Bottomline Technologies, Inc	961,342
116,757	*	Box, Inc	1,975,528
13,536	*	Brightcove, Inc	128,727
83,711		Broadridge Financial Solutions, Inc	10,482,291
17,412	*	CACI International, Inc (Class A)	3,895,935
206,278	*	Cadence Design Systems, Inc	13,480,267
19,220	*	Carbonite, Inc	330,007
25,453	*	Cardtronics plc	872,020
21,931		Cass Information Systems, Inc	1,256,866
94,005		CDK Global, Inc	4,751,013
25,982	*	Cerence Inc	402,721
64,922	*	Ceridian HCM Holding, Inc	3,132,487
17,671	*	ChannelAdvisor Corp	166,284
75,672	*	Cision Ltd	762,017
96,406		Citrix Systems, Inc	10,494,757
213,490	*,e	Cloudera, Inc	1,810,395
411,037		Cognizant Technology Solutions Corp (Class A)	25,048,595
24,295	*	Commvault Systems, Inc	1,206,733
133,288	*	Conduent, Inc	823,720
41,169	*	Cornerstone OnDemand, Inc	2,411,268
43,728	*	Coupa Software, Inc	6,012,163
19,069		CSG Systems International, Inc	1,099,137
5,864	*,e	Digimarc Corp	208,758
55,211	*	Digital Turbine, Inc	385,925
109,204	*	DocuSign, Inc	7,228,213
20,166	*	Domo, Inc	324,269
151,299	*	Dropbox, Inc	2,998,746
191,130		DXC Technology Co	5,288,567
19,804	*	Dynatrace, Inc	400,635
13,427	e	Ebix, Inc	572,393
34,490	*	Elastic NV	2,483,625
34,278	*	Endurance International Group Holdings, Inc	134,370
33,748	*	Envestnet, Inc	2,108,913
36,530	*	EPAM Systems, Inc	6,427,819
37,504	*	Euronet Worldwide, Inc	5,253,185
23,181	*	Everbridge, Inc	1,611,311
87,635	*	Everi Holdings, Inc	881,608
57,131		EVERTEC, Inc	1,747,637
29,867	*	Evo Payments, Inc	849,119
29,433	*,e	Exela Technologies, Inc	17,987
24,176	*	ExlService Holdings, Inc	1,683,375
20,093	*	Fair Isaac Corp	6,109,076
453,133		Fidelity National Information Services, Inc	59,704,804
158,538	*	FireEye, Inc	2,511,242
63,661	*	First American Corp	2,577,634
415,042	*	Fiserv, Inc	44,052,558
44,399	*	Five9, Inc	2,464,588
63,190	*	FleetCor Technologies, Inc	18,591,762
39,476	*	ForeScout Technologies, Inc	1,214,282
104,005	*	Fortinet, Inc	8,482,648
66,225	*	Gartner, Inc	10,203,948
182

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

122,150		Genpact Ltd	$4,784,615
221,486		Global Payments, Inc	37,471,001
125,773	*	GoDaddy, Inc	8,179,018
56,446	*	Guidewire Software, Inc	6,363,722
54,164		Hackett Group, Inc	915,913
25,945	*	HubSpot, Inc	4,024,070
15,736	*	Information Services Group, Inc	33,990
34,169	*,e	Instructure, Inc	1,596,717
17,080	*	Intelligent Systems Corp	771,504
660,833		International Business Machines Corp	88,373,197
186,993		Intuit, Inc	48,150,698
35,144	e	j2 Global, Inc	3,337,274
56,192		Jack Henry & Associates, Inc	7,954,540
81,836		KBR, Inc	2,304,502
97,588		Leidos Holdings, Inc	8,415,013
74,415	*	Limelight Networks, Inc	314,031
52,966	*,e	Liveperson, Inc	2,174,254
55,670	*	LiveRamp Holdings, Inc	2,176,140
34,160		LogMeIn, Inc	2,243,629
51,717	*	Manhattan Associates, Inc	3,876,189
14,447		Mantech International Corp (Class A)	1,143,913
671,179		MasterCard, Inc (Class A)	185,789,059
52,260		MAXIMUS, Inc	4,010,432
5,641,169		Microsoft Corp	808,774,400
8,153	*	MicroStrategy, Inc (Class A)	1,249,447
81,479	*	Mitek Systems, Inc	785,458
31,573	*	MobileIron, Inc	197,647
40,079	*	Model N, Inc	1,193,953
30,041	*,e	MongoDB, Inc	3,838,339
33,161	*	New Relic, Inc	2,124,294
36,835		NIC, Inc	866,359
428,222		NortonLifelock, Inc	9,797,719
207,856	*	Nuance Communications, Inc	3,392,210
100,757	*	Nutanix, Inc	2,944,120
73,017	*	Okta, Inc	7,963,964
16,134	*	OneSpan, Inc	301,867
1,672,662		Oracle Corp	91,143,352
7,146	*	Pagerduty, Inc	164,287
70,026	*	Palo Alto Networks, Inc	15,923,212
239,731		Paychex, Inc	20,051,101
35,707	*	Paycom Software, Inc	7,553,102
23,446	*	Paylocity Holding Corp	2,405,560
873,361	*	PayPal Holdings, Inc	90,916,880
21,182	*,e	Paysign Inc	228,342
30,123		Pegasystems, Inc	2,265,551
20,483	*	Perficient, Inc	802,934
115,944		Perspecta, Inc	3,077,154
34,087	*	Pluralsight, Inc	616,293
12,502		Presidio, Inc	207,533
28,372		Progress Software Corp	1,131,475
40,968	*	Proofpoint, Inc	4,726,478
30,746	*	PROS Holdings, Inc	1,575,425
74,335	*	PTC, Inc	4,973,755
183

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,668	*	Q2 Holdings, Inc	$2,192,455
5,378		QAD, Inc (Class A)	249,969
20,782	*	Qualys, Inc	1,773,328
34,220	*	Rapid7, Inc	1,714,080
53,633	*	RealPage, Inc	3,247,478
52,268	*	RingCentral, Inc	8,442,327
214,044		Sabre Corp	5,025,753
74,373	*	SailPoint Technologies Holding, Inc	1,439,861
610,179	*	salesforce.com, Inc	95,486,912
44,823		Science Applications International Corp	3,703,276
2,934	*,e	SecureWorks Corp	35,677
136,390	*	ServiceNow, Inc	33,723,791
4,538	*,e	ShotSpotter, Inc	91,668
60,902	*	Smartsheet, Inc	2,399,539
44,684	*,e	SolarWinds Corp	846,762
109,112	*	Splunk, Inc	13,089,076
30,142	*	SPS Commerce, Inc	1,590,593
248,592	*	Square, Inc	15,271,007
161,509		SS&C Technologies Holdings, Inc	8,400,083
75,308	*	SVMK, Inc	1,385,667
62,478		Switch, Inc	922,800
22,488	*	Sykes Enterprises, Inc	694,767
79,247	*,e	Synchronoss Technologies, Inc	475,482
105,851	*	Synopsys, Inc	14,369,273
73,826	*	Telaria, Inc	558,863
16,825	*	TeleNav, Inc	79,246
41,120	*	Tenable Holdings, Inc	1,036,224
85,362	*	Teradata Corp	2,554,885
68,861		TiVo Corp	560,529
27,223	*	Trade Desk, Inc	5,466,378
7,628		TTEC Holdings, Inc	361,338
4,944	*,e	Tucows, Inc	274,590
88,065	*,e	Twilio, Inc	8,503,556
27,573	*	Tyler Technologies, Inc	7,403,902
31,505	*	Unisys Corp	323,241
23,456	*	Upland Software, Inc	879,131
39,116	*,e	Upwork, Inc	588,305
27,353	*	Varonis Systems, Inc	1,957,107
47,704	*	Verint Systems, Inc	2,165,285
80,863	*	VeriSign, Inc	15,365,587
69,990	*	Verra Mobility Corp	1,004,357
29,371	*,e	VirnetX Holding Corp	171,820
15,336	*	Virtusa Corp	571,726
1,302,432		Visa, Inc (Class A)	232,952,988
55,582		VMware, Inc (Class A)	8,796,963
312,197		Western Union Co	7,823,657
28,556	*	WEX, Inc	5,402,224
118,331	*	Workday, Inc	19,188,555
29,314	*	Workiva, Inc	1,221,514
77,806	*	Yext, Inc	1,280,687
72,298	*,e	Zendesk, Inc	5,107,854
22,508	*	Zix Corp	148,778
41,538	*,e	Zscaler, Inc	1,826,841
60,576	*	Zuora Inc	863,208
		TOTAL SOFTWARE & SERVICES	2,708,489,792
184

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%
92,051	*,e	3D Systems Corp	$873,564
27,636		Adtran, Inc	243,473
33,387	*	Agilysys, Inc	841,019
218,319		Amphenol Corp (Class A)	21,903,945
27,285	*	Anixter International, Inc	2,257,834
3,370,047		Apple, Inc	838,332,892
28,619	*,e	Applied Optoelectronics, Inc	267,874
44,884	*	Arista Networks, Inc	10,977,280
166,136	*,e	Arlo Technologies, Inc	566,524
60,939	*	Arrow Electronics, Inc	4,831,244
22,479	*	Avid Technology, Inc	151,846
71,222		Avnet, Inc	2,817,542
37,633		AVX Corp	576,538
24,060		Badger Meter, Inc	1,390,668
5,805		Bel Fuse, Inc (Class B)	85,392
23,710		Belden CDT, Inc	1,215,849
47,299		Benchmark Electronics, Inc	1,603,436
21,160	*	CalAmp Corp	237,415
29,260	*	Calix, Inc	223,839
33,788	*	Casa Systems, Inc	227,055
107,049		CDW Corp	13,692,638
112,693	*	Ciena Corp	4,183,164
3,197,199		Cisco Systems, Inc	151,898,924
4,561	*	Clearfield, Inc	56,237
115,009		Cognex Corp	5,921,813
18,086	*	Coherent, Inc	2,693,367
122,253	*	CommScope Holding Co, Inc	1,369,234
13,332		Comtech Telecommunications Corp	465,953
574,304		Corning, Inc	17,016,628
19,009		CTS Corp	507,160
19,750	e	Daktronics, Inc	135,485
109,862	*	Dell Technologies, Inc	5,810,601
59,746	*	Diebold, Inc	418,222
10,072	*	Digi International, Inc	145,238
43,923		Dolby Laboratories, Inc (Class A)	2,825,567
30,498	*	EchoStar Corp (Class A)	1,189,422
7,496	*	ePlus, Inc	585,663
75,046	*	Extreme Networks, Inc	483,296
42,152	*	F5 Networks, Inc	6,073,260
32,555	*	Fabrinet	1,830,568
9,437	*	FARO Technologies, Inc	449,956
203,198	*,e	Fitbit, Inc	1,255,764
101,323		FLIR Systems, Inc	5,224,214
46,648	*	Harmonic, Inc	362,921
1,011,650		Hewlett Packard Enterprise Co	16,601,177
1,126,970		HP, Inc	19,575,469
65,421	*	II-VI, Inc	2,168,706
19,344	*	Immersion Corp	159,008
208,469	*,e	Infinera Corp	1,165,342
31,492	*	Insight Enterprises, Inc	1,932,979
27,167		InterDigital, Inc	1,456,966
185

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

23,238	*	IPG Photonics Corp	$3,120,399
13,759	*	Iteris, Inc	73,748
28,386	*	Itron, Inc	2,164,716
116,887		Jabil Circuit, Inc	4,303,779
268,503		Juniper Networks, Inc	6,664,244
33,541		Kemet Corp	729,181
135,073	*	Keysight Technologies, Inc	13,630,216
14,394	*	Kimball Electronics, Inc	213,895
49,539	*	Knowles Corp	1,069,052
5,791	*	KVH Industries, Inc	59,184
18,187		Littelfuse, Inc	3,193,092
57,764	*,e	Lumentum Holdings, Inc	3,619,492
20,788		Methode Electronics, Inc	715,107
124,640		Motorola Solutions, Inc	20,730,125
9,718		MTS Systems Corp	548,873
5,930	*,e	Napco Security Technologies, Inc	180,035
105,303		National Instruments Corp	4,358,491
84,339	*	NCR Corp	2,463,542
176,129		NetApp, Inc	9,842,089
18,154	*	Netgear, Inc	493,244
49,960	*	Netscout Systems, Inc	1,210,031
12,070	*	nLight, Inc	161,255
26,217	*	Novanta, Inc	2,334,624
15,364	*	OSI Systems, Inc	1,524,723
8,426	*,e	PAR Technology Corp	211,156
17,810		Park Aerospace Corp	302,592
5,105		PC Connection, Inc	249,328
19,541		Plantronics, Inc	770,306
26,786	*	Plexus Corp	1,980,557
163,453	*	Pure Storage, Inc	3,180,795
26,337	*	Ribbon Communications, Inc	112,986
14,957	*	Rogers Corp	2,026,374
43,947	*	Sanmina Corp	1,350,491
14,787	*	Scansource, Inc	477,620
29,338	*	Stratasys Ltd	606,710
33,660	*	Synaptics, Inc	1,417,423
30,708		Synnex Corp	3,615,560
23,188	*	Tech Data Corp	2,817,342
194,918	*	Trimble Navigation Ltd	7,765,533
52,051	*	TTM Technologies, Inc	609,517
12,448	e	Ubiquiti, Inc	1,575,792
39,316	*	Viasat, Inc	2,706,513
179,207	*	Viavi Solutions, Inc	2,860,144
80,519		Vishay Intertechnology, Inc	1,622,458
6,505	*	Vishay Precision Group, Inc	221,495
210,773		Western Digital Corp	10,886,425
149,088		Xerox Holdings Corp	5,058,556
39,591	*	Zebra Technologies Corp (Class A)	9,417,511
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,302,526,492

TELECOMMUNICATION SERVICES - 2.0%
5,260	*	Anterix, Inc	213,345
5,450,166		AT&T, Inc	209,776,889
5,617		ATN International, Inc	332,695
186

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,426	*	Bandwidth Inc	$641,570
47,700	*	Boingo Wireless, Inc	451,719
779,204		CenturyLink, Inc	10,082,900
31,358	*	Cincinnati Bell, Inc	160,239
27,208		Cogent Communications Group, Inc	1,595,477
38,093	e	Consolidated Communications Holdings, Inc	152,372
45,025	*,e	Gogo, Inc	276,904
56,168	*	IDT Corp (Class B)	382,504
52,280	*	Intelsat S.A.	1,327,389
80,615	*	Iridium Communications, Inc	1,972,649
9,912	*	Ooma, Inc	112,501
50,663	*	Orbcomm, Inc	203,159
26,204		Shenandoah Telecom Co	842,721
13,824		Spok Holdings, Inc	164,506
402,004	*	Sprint Corp	2,496,445
72,628		Telephone & Data Systems, Inc	1,894,864
238,574	*	T-Mobile US, Inc	19,720,527
8,691	*	US Cellular Corp	323,479
3,089,154		Verizon Communications, Inc	186,801,143
194,410	*	Vonage Holdings Corp	1,899,386
161,054	*	Zayo Group Holdings, Inc	5,498,383
		TOTAL TELECOMMUNICATION SERVICES	447,323,766

TRANSPORTATION - 1.9%
33,348	*	Air Transport Services Group, Inc	697,307
90,035		Alaska Air Group, Inc	6,251,130
8,785	e	Allegiant Travel Co	1,469,994
7,735		Amerco, Inc	3,132,984
286,641		American Airlines Group, Inc	8,616,428
19,628		Arkansas Best Corp	567,053
24,854	*	Atlas Air Worldwide Holdings, Inc	545,048
43,060	*	Avis Budget Group, Inc	1,279,313
102,013		CH Robinson Worldwide, Inc	7,716,263
26,011		Copa Holdings S.A. (Class A)	2,646,359
32,803		Costamare, Inc	257,832
7,137	*	Covenant Transportation Group, Inc	109,696
562,215		CSX Corp	39,506,848
14,049	*	Daseke, Inc	37,792
440,028		Delta Air Lines, Inc	24,236,742
22,066	*,e	Eagle Bulk Shipping, Inc	95,766
15,234	*	Echo Global Logistics, Inc	303,309
129,216		Expeditors International of Washington, Inc	9,425,015
177,937		FedEx Corp	27,163,862
16,557		Forward Air Corp	1,145,248
5,547	*,e	Genco Shipping & Trading Ltd	54,804
41,770	*	Genesee & Wyoming, Inc (Class A)	4,637,723
29,329		Hawaiian Holdings, Inc	839,103
32,998		Heartland Express, Inc	689,658
104,773	*	Hertz Global Holdings, Inc	1,415,483
18,642	*	Hub Group, Inc (Class A)	853,804
59,730		JB Hunt Transport Services, Inc	7,021,859
224,244	*	JetBlue Airways Corp	4,327,909
70,861		Kansas City Southern Industries, Inc	9,975,812
187

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

45,192	*	Kirby Corp	$3,577,399
83,181	e	Knight-Swift Transportation Holdings, Inc	3,032,779
25,429		Landstar System, Inc	2,877,291
23,377	*,e	Lyft, Inc (Class A)	968,743
45,827		Macquarie Infrastructure Co LLC	1,976,977
21,744		Marten Transport Ltd	470,975
38,795		Matson, Inc	1,481,193
195,849		Norfolk Southern Corp	35,644,518
48,224		Old Dominion Freight Line	8,780,626
4,793		Park-Ohio Holdings Corp	147,433
26,098	*	Radiant Logistics, Inc	140,668
41,932		Ryder System, Inc	2,039,153
33,901	*	Safe Bulkers, Inc	55,259
23,550	*	Saia, Inc	2,100,660
57,200		Schneider National, Inc	1,308,164
34,522		Scorpio Bulkers, Inc	224,393
31,683		Skywest, Inc	1,886,723
361,427		Southwest Airlines Co	20,286,898
49,971	*	Spirit Airlines, Inc	1,876,911
129,289	*,e	Uber Technologies, Inc	4,072,603
530,146		Union Pacific Corp	87,717,957
175,716	*	United Continental Holdings, Inc	15,962,041
525,008		United Parcel Service, Inc (Class B)	60,465,171
2,477		Universal Truckload Services, Inc	46,704
10,589	*	US Xpress Enterprises, Inc	54,957
48,417	e	Werner Enterprises, Inc	1,767,221
65,475	*	XPO Logistics, Inc	5,002,290
29,117	*,e	YRC Worldwide, Inc	97,542
		TOTAL TRANSPORTATION	429,083,393

UTILITIES - 3.4%
474,310		AES Corp	8,086,985
43,324		Allete, Inc	3,728,463
176,067		Alliant Energy Corp	9,391,414
181,400		Ameren Corp	14,094,780
369,473		American Electric Power Co, Inc	34,874,556
29,906		American States Water Co	2,844,958
132,879		American Water Works Co, Inc	16,379,994
164,210		Aqua America, Inc	7,443,639
8,406	*	AquaVenture Holdings Ltd	164,926
4,175		Artesian Resources Corp	154,892
78,190	*,e	Atlantic Power Corp	182,183
91,008		Atmos Energy Corp	10,236,580
46,455		Avangrid, Inc	2,325,073
52,011		Avista Corp	2,498,088
47,990		Black Hills Corp	3,783,052
11,214	*,e	Cadiz, Inc	132,774
38,876		California Water Service Group	2,175,890
357,210		Centerpoint Energy, Inc	10,384,095
9,211		Chesapeake Utilities Corp	873,203
19,052		Clearway Energy, Inc (Class A)	327,123
37,582		Clearway Energy, Inc (Class C)	681,362
206,967		CMS Energy Corp	13,229,331
248,458		Consolidated Edison, Inc	22,912,797
188

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,918		Consolidated Water Co, Inc	$103,802
598,469		Dominion Resources, Inc	49,403,616
136,437		DTE Energy Co	17,371,159
542,355		Duke Energy Corp	51,122,382
257,139		Edison International	16,174,043
32,103		El Paso Electric Co	2,141,591
145,218		Entergy Corp	17,641,083
184,167		Evergy, Inc	11,770,113
240,022		Eversource Energy	20,099,442
720,123		Exelon Corp	32,758,395
380,202		FirstEnergy Corp	18,371,361
57,069	e	Genie Energy Ltd	425,164
5,614		Global Water Resources, Inc	68,771
94,157		Hawaiian Electric Industries, Inc	4,251,189
41,991		Idacorp, Inc	4,519,071
150,466		MDU Resources Group, Inc	4,346,963
25,821		MGE Energy, Inc	1,989,250
9,879		Middlesex Water Co	664,363
56,119		National Fuel Gas Co	2,542,752
72,067		New Jersey Resources Corp	3,142,121
361,255		NextEra Energy, Inc	86,101,517
260,888		NiSource, Inc	7,315,299
24,233		Northwest Natural Holding Co	1,680,801
38,146		NorthWestern Corp	2,766,348
190,466		NRG Energy, Inc	7,641,496
144,852		OGE Energy Corp	6,237,327
37,812		ONE Gas, Inc	3,510,466
33,124		Ormat Technologies, Inc	2,535,973
39,135		Otter Tail Corp	2,218,172
72,047		Pattern Energy Group, Inc	2,019,477
379,110	*,b	PG&E Corp	2,339,109
79,196		Pinnacle West Capital Corp	7,453,928
57,247		PNM Resources, Inc	2,985,431
72,918		Portland General Electric Co	4,147,576
521,633		PPL Corp	17,469,489
384,169		Public Service Enterprise Group, Inc	24,321,739
8,678	*	Pure Cycle Corp	97,020
3,652		RGC Resources, Inc	106,529
203,515		Sempra Energy	29,409,953
26,781		SJW Corp	1,937,605
68,657		South Jersey Industries, Inc	2,208,009
780,581		Southern Co	48,911,205
40,004		Southwest Gas Corp	3,492,349
7,128	e	Spark Energy, Inc	68,215
42,596		Spire, Inc	3,580,620
43,814		TerraForm Power, Inc	743,962
149,226		UGI Corp	7,113,603
11,971		Unitil Corp	745,434
301,799		Vistra Energy Corp	8,157,627
235,839		WEC Energy Group, Inc	22,263,202
376,130		Xcel Energy, Inc	23,888,016
7,032		York Water Co	309,689
		TOTAL UTILITIES	759,589,975

		TOTAL COMMON STOCKS	22,342,436,272
		(Cost $14,030,944,165)
189

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY			VALUE

RIGHTS / WARRANTS - 0.0%

MATERIALS - 0.0%
16,652	†	A Schulman, Inc			$7,210
208,358	†	Pan American Silver Corp			46,943
		TOTAL MATERIALS			54,153

MEDIA & ENTERTAINMENT - 0.0%
57,537	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,988	†	Omthera Pharmaceuticals, Inc			1,193
4,598	†	Tobira Therapeutics, Inc			276
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,469

		TOTAL RIGHTS / WARRANTS			55,622
		(Cost $156,621)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.5%

GOVERNMENT AGENCY DEBT - 0.5%
$66,671,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	66,671,000
4,980,000		Federal Home Loan Bank (FHLB)	1.681 - 1.831	11/12/19	4,977,444
10,000,000		Federal Home Loan Bank (FHLB)	1.654	12/17/19	9,978,661
10,000,000		Federal Home Loan Bank (FHLB)	1.683	12/20/19	9,977,269
20,290,000		Federal Home Loan Bank (FHLB)	1.646	01/24/20	20,213,304
		TOTAL GOVERNMENT AGENCY DEBT			111,817,678

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
229,829,272	c	State Street Navigator Securities Lending Government Money Market Portfolio			229,829,272
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			229,829,272

		TOTAL SHORT-TERM INVESTMENTS			341,646,950
		(Cost $341,645,948)
		TOTAL INVESTMENTS - 101.2%			22,684,138,844
		(Cost $14,372,746,734)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(278,659,898)
		NET ASSETS - 100.0%			$22,405,478,946
190

TIAA-CREF FUNDS - Equity Index Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $251,573,258.
h	All or a portion of these securities were purchased on a delayed delivery basis.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	65	12/20/19	$5,075,928	$5,081,050	$5,122
S&P 500 E Mini Index	291	12/20/19	43,892,315	44,170,890	278,575
S&P Mid-Cap 400 E Mini Index	18	12/20/19	3,525,511	3,519,000	(6,511)
Total	374		$52,493,754	$52,770,940	$277,186
191

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.3%
8,828		Aptiv plc	$790,547
73,864	*	Tesla, Inc	23,261,251
		TOTAL AUTOMOBILES & COMPONENTS	24,051,798

BANKS - 0.1%
4,036		CIT Group, Inc	173,104
4,603		Comerica, Inc	301,128
15,396		First Republic Bank	1,637,519
3,943	*,e	LendingTree, Inc	1,418,889
5,271		Prosperity Bancshares, Inc	363,804
13,607		Signature Bank	1,609,980
1,966	*	SVB Financial Group	435,430
5,770		Synovus Financial Corp	195,430
5,242		Western Alliance Bancorp	258,588
		TOTAL BANKS	6,393,872

CAPITAL GOODS - 6.2%
224,936		3M Co	37,112,191
11,618		A.O. Smith Corp	577,182
5,344		Acuity Brands, Inc	666,878
7,965		Air Lease Corp	350,301
36,210		Allegion plc	4,201,808
59,357		Allison Transmission Holdings, Inc	2,588,559
94,964		Ametek, Inc	8,703,451
27,294		Armstrong World Industries, Inc	2,552,808
278,421		Boeing Co	94,638,082
40,386		BWX Technologies, Inc	2,346,427
26,511		Carlisle Cos, Inc	4,036,830
22,169		Caterpillar, Inc	3,054,888
17,931		Deere & Co	3,122,504
69,875		Donaldson Co, Inc	3,685,207
32,477		Dover Corp	3,374,035
27,293		Emerson Electric Co	1,914,604
264,828		Fastenal Co	9,517,918
14,482		Flowserve Corp	707,301
33,862		Fortive Corp	2,336,478
22,752		Fortune Brands Home & Security, Inc	1,366,258
8,749		General Dynamics Corp	1,546,823
85,567		Graco, Inc	3,867,628
21,210		HEICO Corp	2,616,041
40,330		HEICO Corp (Class A)	3,842,239
40,440		Hexcel Corp	3,017,633
185,321		Honeywell International, Inc	32,010,496
15,288		Hubbell, Inc	2,166,310
17,530		Huntington Ingalls	3,955,820
192

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

19,331		IDEX Corp	$3,006,550
170,093		Illinois Tool Works, Inc	28,674,278
119,526		Ingersoll-Rand plc	15,166,654
58,044		L3Harris Technologies, Inc	11,975,058
17,057		Lennox International, Inc	4,219,219
31,283		Lincoln Electric Holdings, Inc	2,802,018
129,671		Lockheed Martin Corp	48,844,472
30,207	*	Middleby Corp	3,653,537
27,086		Nordson Corp	4,247,356
83,166		Northrop Grumman Corp	29,314,352
21,023		Quanta Services, Inc	884,017
90,394		Raytheon Co	19,182,511
60,613		Rockwell Automation, Inc	10,424,830
8,128		Roper Industries, Inc	2,738,811
34,238	*	Sensata Technologies Holding plc	1,752,643
50,029		Spirit Aerosystems Holdings, Inc (Class A)	4,093,373
54,112		Toro Co	4,173,659
20,893		TransDigm Group, Inc	10,995,568
28,612	*	United Rentals, Inc	3,821,705
23,354		W.W. Grainger, Inc	7,212,649
23,567	*	WABCO Holdings, Inc	3,172,589
26,338		Wabtec Corp	1,827,067
23,051		Woodward Governor Co	2,458,620
94,359		Xylem, Inc	7,236,392
		TOTAL CAPITAL GOODS	471,754,628

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
43,967		Cintas Corp	11,812,614
103,351	*	Copart, Inc	8,540,927
18,907	*	CoStar Group, Inc	10,389,775
53,780		Equifax, Inc	7,352,264
62,750	*	IAA, Inc	2,393,912
130,785	*	IHS Markit Ltd	9,157,566
62,750		KAR Auction Services, Inc	1,559,965
22,733		Nielsen NV	458,297
9,014		Republic Services, Inc	788,815
58,341		Robert Half International, Inc	3,341,189
75,777		Rollins, Inc	2,887,861
98,376		TransUnion	8,127,825
83,725		Verisk Analytics, Inc	12,115,008
174,144		Waste Management, Inc	19,540,698
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	98,466,716

CONSUMER DURABLES & APPAREL - 1.6%
30,215	*	Capri Holdings Ltd	938,780
10,174		Carter’s, Inc	1,019,842
9,987		Columbia Sportswear Co	903,324
142,683		Hanesbrands, Inc	2,170,208
61,266		Hasbro, Inc	5,961,794
4,039		Lennar Corp (B Shares)	189,914
59,380		Lennar Corp (Class A)	3,539,048
61,573	*	Lululemon Athletica, Inc	12,577,517
120,982	*,e	Mattel, Inc	1,444,525
649,226		Nike, Inc (Class B)	58,138,188
193

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

1,697	*	NVR, Inc	$6,171,293
26,350		Polaris Industries, Inc	2,599,428
46,208	*	Roku, Inc	6,801,818
30,946	*	Skechers U.S.A., Inc (Class A)	1,156,452
24,679	*	Tempur Sealy International, Inc	2,244,555
69,480	*	Under Armour, Inc (Class A)	1,434,762
71,506	*	Under Armour, Inc (Class C)	1,322,861
160,234		VF Corp	13,185,656
		TOTAL CONSUMER DURABLES & APPAREL	121,799,965

CONSUMER SERVICES - 2.3%
29,390	*	Bright Horizons Family Solutions	4,365,003
13,388	*	Chipotle Mexican Grill, Inc (Class A)	10,418,006
7,423		Choice Hotels International, Inc	656,787
64,859		Darden Restaurants, Inc	7,281,720
21,247	e	Domino’s Pizza, Inc	5,771,110
41,779		Dunkin Brands Group, Inc	3,284,665
2,257	*	Grand Canyon Education, Inc	207,554
21,137		H&R Block, Inc	528,214
6,393	*	Hilton Grand Vacations, Inc	222,029
149,292		Hilton Worldwide Holdings, Inc	14,475,352
83,521		Las Vegas Sands Corp	5,164,939
143,622		Marriott International, Inc (Class A)	18,175,364
64,353		McDonald’s Corp	12,658,235
22,905		MGM Resorts International	652,792
22,292	*	Norwegian Cruise Line Holdings Ltd	1,131,542
43,320	*	Planet Fitness, Inc	2,757,751
32,646		Service Corp International	1,484,740
11,017	*	ServiceMaster Global Holdings, Inc	444,866
3,781		Six Flags Entertainment Corp	159,520
630,038		Starbucks Corp	53,276,013
19,273		Vail Resorts, Inc	4,478,467
102,259		Wendy’s	2,165,846
14,542		Wyndham Hotels & Resorts, Inc	784,832
43,443		Wynn Resorts Ltd	5,271,374
154,527		Yum China Holdings, Inc	6,567,398
143,259		Yum! Brands, Inc	14,570,873
		TOTAL CONSUMER SERVICES	176,954,992

DIVERSIFIED FINANCIALS - 2.7%
200,920		American Express Co	23,563,898
10,843		Ameriprise Financial, Inc	1,636,100
13,997		CBOE Global Markets, Inc	1,611,755
372,443		Charles Schwab Corp	15,162,154
4,730	*	Credit Acceptance Corp	2,070,841
58,073		Discover Financial Services	4,660,939
27,659		E*TRADE Financial Corp	1,155,870
7,428		Evercore Partners, Inc (Class A)	546,998
19,210		Factset Research Systems, Inc	4,870,119
10,068		Interactive Brokers Group, Inc (Class A)	478,935
115,838		IntercontinentalExchange Group, Inc	10,925,840
290,928		iShares Russell 1000 Growth Index Fund	47,752,922
20,422		Lazard Ltd (Class A)	762,353
194

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

43,350		LPL Financial Holdings, Inc	$3,504,414
19,151		MarketAxess Holdings, Inc	7,058,867
86,414		Moody’s Corp	19,070,706
10,690		Morningstar, Inc	1,730,070
42,558		MSCI, Inc (Class A)	9,982,404
15,028		Raymond James Financial, Inc	1,254,688
128,967		S&P Global, Inc	33,272,196
31,435		SEI Investments Co	1,883,585
95,538		Synchrony Financial	3,379,179
34,789		T Rowe Price Group, Inc	4,028,566
121,647		TD Ameritrade Holding Corp	4,668,812
20,631	e	Virtu Financial, Inc	349,902
4,389		Voya Financial, Inc	236,830
		TOTAL DIVERSIFIED FINANCIALS	205,618,943

ENERGY - 0.3%
143,126		Cabot Oil & Gas Corp	2,667,869
68,514	*	Cheniere Energy, Inc	4,217,037
17,491		Diamondback Energy, Inc	1,500,028
10,633		Equitrans Midstream Corp	148,011
67,150		ONEOK, Inc	4,689,085
90,830		Parsley Energy, Inc	1,436,022
36,515		Pioneer Natural Resources Co	4,492,075
		TOTAL ENERGY	19,150,127

FOOD & STAPLES RETAILING - 1.2%
4,714		Casey’s General Stores, Inc	805,199
231,132		Costco Wholesale Corp	68,671,628
40,490	*	Sprouts Farmers Market, Inc	785,911
247,259		SYSCO Corp	19,748,576
		TOTAL FOOD & STAPLES RETAILING	90,011,314

FOOD, BEVERAGE & TOBACCO - 3.0%
477,052		Altria Group, Inc	21,367,159
25,439		Brown-Forman Corp (Class A)	1,581,034
86,061		Brown-Forman Corp (Class B)	5,638,717
53,921	e	Campbell Soup Co	2,497,081
1,375,337		Coca-Cola Co	74,859,593
65,708		Hershey Co	9,650,534
48,257		Kellogg Co	3,065,767
19,370		Lamb Weston Holdings, Inc	1,511,635
42,027		McCormick & Co, Inc	6,753,319
201,190	*	Monster Beverage Corp	11,292,795
618,905		PepsiCo, Inc	84,895,199
9,637	*	Pilgrim’s Pride Corp	292,579
14,908	*	Post Holdings, Inc	1,534,033
4,797	*	TreeHouse Foods, Inc	259,134
		TOTAL FOOD, BEVERAGE & TOBACCO	225,198,579

HEALTH CARE EQUIPMENT & SERVICES - 6.4%
391,048		Abbott Laboratories	32,695,523
22,848	*	Abiomed, Inc	4,742,788
41,346	*	Align Technology, Inc	10,431,182
195

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

79,373		AmerisourceBergen Corp	$6,776,867
39,265		Anthem, Inc	10,565,426
118,804		Baxter International, Inc	9,112,267
11,934		Becton Dickinson & Co	3,055,104
727,923	*	Boston Scientific Corp	30,354,389
10,747	e	Cantel Medical Corp	783,349
179,777	*	Centene Corp	9,542,563
168,607		Cerner Corp	11,316,902
13,031	*	Change Healthcare, Inc	172,270
8,376		Chemed Corp	3,299,390
59,740		Cigna Corp	10,661,200
3,561		Cooper Cos, Inc	1,036,251
17,691		Danaher Corp	2,438,174
47,842	*	DexCom, Inc	7,379,150
109,482	*	Edwards Lifesciences Corp	26,098,319
28,863		Encompass Health Corp	1,847,809
19,702	*	Guardant Health, Inc	1,369,289
84,077		HCA Healthcare, Inc	11,227,642
10,436	*	Henry Schein, Inc	653,137
17,674		Hill-Rom Holdings, Inc	1,850,291
109,583	*	Hologic, Inc	5,293,955
30,431		Humana, Inc	8,952,800
2,997	*	ICU Medical, Inc	484,345
45,205	*	IDEXX Laboratories, Inc	12,883,877
32,096	*	Insulet Corp	4,664,191
60,388	*	Intuitive Surgical, Inc	33,391,544
2,787	*	Laboratory Corp of America Holdings	459,214
24,090	*	Masimo Corp	3,512,081
11,840		McKesson Corp	1,574,720
26,397	*	Molina Healthcare, Inc	3,105,343
17,171	*,e	Penumbra, Inc	2,678,161
73,741		Resmed, Inc	10,907,769
2,487		STERIS plc	352,085
179,836		Stryker Corp	38,893,132
24,207		Teleflex, Inc	8,409,754
497,031		UnitedHealth Group, Inc	125,599,734
47,105	*	Varian Medical Systems, Inc	5,690,755
67,904	*	Veeva Systems, Inc	9,630,824
23,986	*	WellCare Health Plans, Inc	7,114,248
29,875		West Pharmaceutical Services, Inc	4,297,220
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	485,305,034

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
128,723		Church & Dwight Co, Inc	9,002,886
53,204		Clorox Co	7,857,699
113,140		Estee Lauder Cos (Class A)	21,074,588
9,893	*	Herbalife Ltd	441,920
75,425		Procter & Gamble Co	9,391,167
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	47,768,260

INSURANCE - 0.9%
783		Alleghany Corp	609,401
123,797		Aon plc	23,912,629
196

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

31,845	*	Arch Capital Group Ltd	$1,329,847
19,945		Arthur J. Gallagher & Co	1,819,383
31,671	*	Athene Holding Ltd	1,372,938
4,274		Axis Capital Holdings Ltd	254,004
6,060		Brown & Brown, Inc	228,341
9,184		Erie Indemnity Co (Class A)	1,692,336
6,250		Everest Re Group Ltd	1,606,812
5,832		Kemper Corp	419,204
550	*	Markel Corp	644,050
234,523		Marsh & McLennan Cos, Inc	24,301,273
15,553		Primerica, Inc	1,962,478
100,356		Progressive Corp	6,994,813
8,518		RenaissanceRe Holdings Ltd	1,594,399
21,712		Travelers Cos, Inc	2,845,575
		TOTAL INSURANCE	71,587,483

MATERIALS - 1.4%
16,007		Air Products & Chemicals, Inc	3,413,653
14,708		Aptargroup, Inc	1,737,750
40,299		Avery Dennison Corp	5,152,630
32,513	*	Axalta Coating Systems Ltd	958,808
171,916		Ball Corp	12,028,963
25,887	*	Berry Global Group, Inc	1,074,569
11,183		CF Industries Holdings, Inc	507,149
38,411	*	Crown Holdings, Inc	2,797,857
20,339		Eagle Materials, Inc	1,857,764
132,549		Ecolab, Inc	25,458,687
44,256	*	Element Solutions, Inc	480,620
9,807		Martin Marietta Materials, Inc	2,568,551
3,749		NewMarket Corp	1,820,102
39,257		PPG Industries, Inc	4,911,836
12,470		Royal Gold, Inc	1,439,537
11,024		RPM International, Inc	798,468
20,199		Scotts Miracle-Gro Co (Class A)	2,027,778
5,802		Sealed Air Corp	242,350
43,457		Sherwin-Williams Co	24,871,310
30,486		Southern Copper Corp (NY)	1,084,692
62,963		Vulcan Materials Co	8,995,524
29,227		WR Grace and Co	1,942,134
		TOTAL MATERIALS	106,170,732

MEDIA & ENTERTAINMENT - 11.3%
20,959		Activision Blizzard, Inc	1,174,333
157,560	*	Alphabet, Inc (Class A)	198,336,528
159,948	*	Alphabet, Inc (Class C)	201,552,075
164,106		Altice USA, Inc	5,079,081
22,117	*	AMC Networks, Inc	963,195
2,223		Cable One, Inc	2,946,298
156,706		CBS Corp (Class B)	5,647,684
49,209	*	Charter Communications, Inc	23,022,923
1,115,032		Comcast Corp (Class A)	49,975,734
138,518	*	Electronic Arts, Inc	13,353,135
1,257,351	*	Facebook, Inc	240,971,319
17,416		Fox Corp (Class A)	558,009
197

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

8,089		Fox Corp (Class B)	$252,700
6,338	*	Grocery Outlet Holding Corp	202,182
23,086	*	IAC/InterActiveCorp	5,246,294
18,139		Interpublic Group of Cos, Inc	394,523
69,142	*	Live Nation, Inc	4,874,511
1,258	*	Madison Square Garden Co	335,785
30,221	e	Match Group, Inc	2,205,831
221,714	*	NetFlix, Inc	63,722,821
15,570		New York Times Co (Class A)	481,113
17,710		Nexstar Broadcasting Group, Inc (Class A)	1,723,006
59,413		Omnicom Group, Inc	4,586,089
28,869		Sinclair Broadcast Group, Inc (Class A)	1,150,141
724,956	e	Sirius XM Holdings, Inc	4,871,704
61,910	*	Spotify Technology S.A.	8,933,613
26,591	*	Take-Two Interactive Software, Inc	3,200,227
52,873	*	TripAdvisor, Inc	2,136,069
396,720	*	Twitter, Inc	11,889,698
25,298	e	World Wrestling Entertainment, Inc (Class A)	1,417,700
94,527	*	Zynga, Inc	583,232
		TOTAL MEDIA & ENTERTAINMENT	861,787,553

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
777,699		AbbVie, Inc	61,865,955
6,109	*	Adaptive Biotechnologies Corp	159,231
15,607		Agilent Technologies, Inc	1,182,230
2,823	*,e	Agios Pharmaceuticals, Inc	84,916
85,426	*	Alexion Pharmaceuticals, Inc	9,003,900
48,428	*	Alnylam Pharmaceuticals, Inc	4,200,645
290,403		Amgen, Inc	61,928,440
86,869	*	Avantor, Inc	1,234,408
33,088	*	Biogen Idec, Inc	9,883,716
92,917	*	BioMarin Pharmaceutical, Inc	6,802,454
19,409		Bio-Techne Corp	4,040,372
352,896		Bristol-Myers Squibb Co	20,245,644
52,961		Bruker BioSciences Corp	2,356,764
369,789	*	Celgene Corp	39,948,306
24,639	*	Charles River Laboratories International, Inc	3,202,577
451,032		Eli Lilly & Co	51,395,096
67,244	*	Exact Sciences Corp	5,850,228
62,450	*	Exelixis, Inc	964,852
97,593		Gilead Sciences, Inc	6,217,650
10,796	*	Horizon Pharma plc	312,112
77,479	*	Illumina, Inc	22,896,594
95,055	*	Incyte Corp	7,977,016
66,976	*	Ionis Pharmaceuticals, Inc	3,731,903
40,717	*	IQVIA Holdings, Inc	5,880,349
25,148	*	Jazz Pharmaceuticals plc	3,159,343
212,068		Johnson & Johnson	28,001,459
1,284,956		Merck & Co, Inc	111,354,287
12,678	*	Mettler-Toledo International, Inc	8,937,229
96,371	*,e	Moderna, Inc	1,614,214
13,133	*,e	Nektar Therapeutics	224,903
47,973	*	Neurocrine Biosciences, Inc	4,772,834
198

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

12,411	*	PerkinElmer, Inc	$1,066,850
32,779	*	PRA Health Sciences, Inc	3,202,836
8,625	*	Regeneron Pharmaceuticals, Inc	2,641,665
27,015	*	Sage Therapeutics, Inc	3,664,585
37,592	*,e	Sarepta Therapeutics, Inc	3,122,392
60,956	*	Seattle Genetics, Inc	6,546,674
142,393		Thermo Fisher Scientific, Inc	42,999,838
134,406	*	Vertex Pharmaceuticals, Inc	26,273,685
35,508	*	Waters Corp	7,514,203
251,065		Zoetis, Inc	32,116,235
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	618,578,590

REAL ESTATE - 2.5%
56,391		American Homes 4 Rent	1,492,670
231,319		American Tower Corp	50,446,047
103,863		Americold Realty Trust	4,163,868
48,172		Brookfield Property REIT, Inc	910,451
63,198	*	CBRE Group, Inc	3,384,253
13,745		Colony Capital, Inc	76,972
14,626		Coresite Realty	1,718,555
217,778		Crown Castle International Corp	30,225,409
44,117		Equinix, Inc	25,004,633
89,270		Equity Lifestyle Properties, Inc	6,243,544
53,197		Extra Space Storage, Inc	5,972,427
7,275	*	Howard Hughes Corp	813,490
23,218		Iron Mountain, Inc	761,550
3,033		Jones Lang LaSalle, Inc	444,395
43,503		Lamar Advertising Co	3,480,675
11,183		Outfront Media, Inc	294,225
59,149		Public Storage, Inc	13,181,946
58,445		SBA Communications Corp	14,064,789
142,695		Simon Property Group, Inc	21,501,283
10,370		Sun Communities, Inc	1,686,680
7,570		UDR, Inc	380,393
		TOTAL REAL ESTATE	186,248,255

RETAILING - 9.9%
8,391		Advance Auto Parts, Inc	1,363,370
217,609	*	Amazon.com, Inc	386,617,206
12,876	*	AutoZone, Inc	14,735,037
24,033		Best Buy Co, Inc	1,726,290
22,356	*	Booking Holdings, Inc	45,802,302
34,216	*	Burlington Stores, Inc	6,575,289
40,184	*	CarMax, Inc	3,743,943
23,358	*,e	Carvana Co	1,893,867
127,989		Dollar General Corp	20,521,756
67,759	*	Dollar Tree, Inc	7,480,594
416,115		eBay, Inc	14,668,054
61,055	*	Etsy, Inc	2,716,337
63,095		Expedia, Inc	8,622,563
27,988	*	Five Below, Inc	3,501,579
37,712	*	Floor & Decor Holdings, Inc	1,728,341
46,044	*,e	GrubHub, Inc	1,568,259
330,325		Home Depot, Inc	77,487,639
199

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

18,302		L Brands, Inc	$311,866
24,395	*	LKQ Corp	829,186
412,903		Lowe’s Companies, Inc	46,084,104
60,208	e	Nordstrom, Inc	2,161,467
26,914	*,e	Ollie’s Bargain Outlet Holdings, Inc	1,719,266
40,024	*	O’Reilly Automotive, Inc	17,430,852
20,521		Pool Corp	4,256,055
188,471		Ross Stores, Inc	20,669,614
13,534		Target Corp	1,446,920
636,595		TJX Companies, Inc	36,699,702
63,050		Tractor Supply Co	5,991,011
29,213	*	Ulta Beauty, Inc	6,811,011
33,597	*,e	Wayfair, Inc	2,762,681
10,251	e	Williams-Sonoma, Inc	684,664
		TOTAL RETAILING	748,610,825

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
526,538	*	Advanced Micro Devices, Inc	17,865,434
27,389		Analog Devices, Inc	2,920,489
265,177		Applied Materials, Inc	14,388,504
203,193		Broadcom, Inc	59,505,070
4,088	*	Cree, Inc	195,120
68,837		Entegris, Inc	3,304,176
84,175		Kla-Tencor Corp	14,228,942
66,406		Lam Research Corp	17,998,682
52,216		Maxim Integrated Products, Inc	3,062,991
33,436		Microchip Technology, Inc	3,152,680
21,701		Monolithic Power Systems, Inc	3,253,414
307,049		NVIDIA Corp	61,722,990
640,543		QUALCOMM, Inc	51,525,279
4,412		Skyworks Solutions, Inc	401,757
91,177		Teradyne, Inc	5,581,856
493,234		Texas Instruments, Inc	58,196,680
22,330		Universal Display Corp	4,470,019
133,202		Xilinx, Inc	12,086,750
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	333,860,833

SOFTWARE & SERVICES - 22.9%
10,520	*	2U, Inc	188,571
335,321		Accenture plc	62,175,220
255,599	*	Adobe, Inc	71,038,630
77,126	*	Akamai Technologies, Inc	6,671,399
2,438		Alliance Data Systems Corp	243,800
25,296	*	Alteryx, Inc	2,314,584
46,584	*	Anaplan, Inc	2,198,765
43,771	*	Ansys, Inc	9,636,186
35,268	*	Aspen Technology, Inc	4,059,699
55,423	*	Atlassian Corp plc	6,694,544
88,375	*	Autodesk, Inc	13,022,940
228,145		Automatic Data Processing, Inc	37,011,963
25,002	*	Avalara, Inc	1,775,142
76,616	*	Black Knight, Inc	4,918,747
69,750		Booz Allen Hamilton Holding Co	4,908,308
200

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

59,163		Broadridge Financial Solutions, Inc	$7,408,391
144,460	*	Cadence Design Systems, Inc	9,440,461
64,301		CDK Global, Inc	3,249,773
34,941	*	Ceridian HCM Holding, Inc	1,685,903
59,317		Citrix Systems, Inc	6,457,249
22,662		Cognizant Technology Solutions Corp (Class A)	1,381,022
31,286	*	Coupa Software, Inc	4,301,512
82,988	*	DocuSign, Inc	5,492,976
108,204	*	Dropbox, Inc	2,144,603
15,536	*	Dynatrace, Inc	314,293
23,196	*,e	Elastic NV	1,670,344
27,477	*	EPAM Systems, Inc	4,834,853
25,564	*	Euronet Worldwide, Inc	3,580,749
14,912	*	Fair Isaac Corp	4,533,844
196,326		Fidelity National Information Services, Inc	25,867,914
101,937	*	FireEye, Inc	1,614,682
2,302	*	First American Corp	93,208
296,650	*	Fiserv, Inc	31,486,431
44,343	*	FleetCor Technologies, Inc	13,046,597
76,478	*	Fortinet, Inc	6,237,546
45,093	*	Gartner, Inc	6,947,929
91,063		Genpact Ltd	3,566,938
156,647		Global Payments, Inc	26,501,539
89,955	*	GoDaddy, Inc	5,849,774
41,138	*	Guidewire Software, Inc	4,637,898
20,357	*	HubSpot, Inc	3,157,371
282,933		International Business Machines Corp	37,836,630
131,076		Intuit, Inc	33,752,070
34,696		Jack Henry & Associates, Inc	4,911,566
33,436	*	Manhattan Associates, Inc	2,506,028
472,823		MasterCard, Inc (Class A)	130,882,135
6,641	*	Medallia, Inc	193,120
3,980,713		Microsoft Corp	570,714,823
21,882	*,e	MongoDB, Inc	2,795,863
27,482	*	New Relic, Inc	1,760,497
71,560	*	Nutanix, Inc	2,090,983
53,834	*	Okta, Inc	5,871,674
1,179,808		Oracle Corp	64,287,738
5,133	*	Pagerduty, Inc	118,008
49,113	*	Palo Alto Networks, Inc	11,167,805
168,198		Paychex, Inc	14,068,081
26,086	*	Paycom Software, Inc	5,517,972
16,576	*	Paylocity Holding Corp	1,700,698
618,322	*	PayPal Holdings, Inc	64,367,320
20,231		Pegasystems, Inc	1,521,574
32,914	*,e	Pluralsight, Inc	595,085
28,080	*	Proofpoint, Inc	3,239,590
53,172	*	PTC, Inc	3,557,739
40,599	*	RealPage, Inc	2,458,269
36,674	*	RingCentral, Inc	5,923,584
24,607		Sabre Corp	577,772
431,305	*	salesforce.com, Inc	67,494,919
97,661	*	ServiceNow, Inc	24,147,659
49,573	*	Smartsheet, Inc	1,953,176
201

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

6,588	*,e	SolarWinds Corp	$124,843
78,442	*	Splunk, Inc	9,409,902
177,666	*	Square, Inc	10,914,022
107,023		SS&C Technologies Holdings, Inc	5,566,266
39,579		Switch, Inc	584,582
77,901	*	Synopsys, Inc	10,575,061
59,610	*	Teradata Corp	1,784,127
20,305	*	Trade Desk, Inc	4,077,244
62,613	*	Twilio, Inc	6,045,911
19,738	*	Tyler Technologies, Inc	5,300,048
37,864	*	VeriSign, Inc	7,194,917
916,324		Visa, Inc (Class A)	163,893,711
41,080		VMware, Inc (Class A)	6,501,732
48,225		Western Union Co	1,208,519
22,158	*	WEX, Inc	4,191,850
83,979	*	Workday, Inc	13,618,035
56,618	*	Zendesk, Inc	4,000,062
36,059	*	Zscaler, Inc	1,585,875
		TOTAL SOFTWARE & SERVICES	1,734,951,383

TECHNOLOGY HARDWARE & EQUIPMENT - 10.4%
152,748		Amphenol Corp (Class A)	15,325,207
2,379,056		Apple, Inc	591,813,971
31,157	*	Arista Networks, Inc	7,620,067
76,172		CDW Corp	9,743,161
2,254,393		Cisco Systems, Inc	107,106,211
88,321		Cognex Corp	4,547,648
124,925		Corning, Inc	3,701,528
56,167	*	Dell Technologies, Inc	2,970,673
4,271		Dolby Laboratories, Inc (Class A)	274,753
28,314	*	F5 Networks, Inc	4,079,481
5,601		FLIR Systems, Inc	288,788
40,220		HP, Inc	698,621
1,288	*	IPG Photonics Corp	172,953
16,374		Jabil Circuit, Inc	602,891
98,468	*	Keysight Technologies, Inc	9,936,406
63,570		Motorola Solutions, Inc	10,572,962
3,657		National Instruments Corp	151,363
61,321	*	NCR Corp	1,791,186
125,258		NetApp, Inc	6,999,417
116,909	*	Pure Storage, Inc	2,275,049
21,996	*	Trimble Navigation Ltd	876,321
8,572	e	Ubiquiti, Inc	1,085,129
28,518	*	Zebra Technologies Corp (Class A)	6,783,577
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	789,417,363

TELECOMMUNICATION SERVICES - 0.1%
86,446	*	T-Mobile US, Inc	7,145,626
119,861	*	Zayo Group Holdings, Inc	4,092,055
		TOTAL TELECOMMUNICATION SERVICES	11,237,681
202

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 2.0%
28,287		Alaska Air Group, Inc	$1,963,967
20,605		American Airlines Group, Inc	619,386
55,388		CH Robinson Worldwide, Inc	4,189,548
145,139		CSX Corp	10,198,918
63,726		Delta Air Lines, Inc	3,510,028
65,439		Expeditors International of Washington, Inc	4,773,121
5,812	*	Genesee & Wyoming, Inc (Class A)	645,306
13,575		JB Hunt Transport Services, Inc	1,595,877
13,518	*	JetBlue Airways Corp	260,897
18,476		Landstar System, Inc	2,090,559
1,800	*,e	Lyft, Inc (Class A)	74,592
18,259		Norfolk Southern Corp	3,323,138
14,205		Old Dominion Freight Line	2,586,446
152,898		Southwest Airlines Co	8,582,165
9,974	*,e	Uber Technologies, Inc	314,181
372,667		Union Pacific Corp	61,661,482
27,116	*	United Continental Holdings, Inc	2,463,218
366,180		United Parcel Service, Inc (Class B)	42,172,950
27,227	*	XPO Logistics, Inc	2,080,143
		TOTAL TRANSPORTATION	153,105,922

		TOTAL COMMON STOCKS	7,588,030,848
		(Cost $4,638,429,806)

SHORT-TERM INVESTMENTS - 0.4%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
30,392,962	c	State Street Navigator Securities Lending Government Money Market Portfolio	30,392,962
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	30,392,962

		TOTAL SHORT-TERM INVESTMENTS	30,392,962
		(Cost $30,392,962)
		TOTAL INVESTMENTS - 100.3%	7,618,423,810
		(Cost $4,668,822,768)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%	(25,968,201)
		NET ASSETS - 100.0%	$7,592,455,609

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $36,225,135.
203

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES	COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.0%
119,879	Aptiv plc	$10,735,164
101,510	BorgWarner, Inc	4,230,937
1,948,228	Ford Motor Co	16,735,279
623,939	General Motors Co	23,185,573
129,218	Gentex Corp	3,624,565
117,634	Goodyear Tire & Rubber Co	1,866,852
79,398	Harley-Davidson, Inc	3,089,376
29,666	Lear Corp	3,493,765
28,589	Thor Industries, Inc	1,808,540
	TOTAL AUTOMOBILES & COMPONENTS	68,770,051

BANKS - 11.0%
75,521	Associated Banc-Corp	1,518,727
4,215,984	Bank of America Corp	131,833,820
20,343	Bank of Hawaii Corp	1,776,147
59,015	Bank OZK	1,655,961
45,310	BankUnited	1,554,133
381,195	BB&T Corp	20,222,395
15,588	BOK Financial Corp	1,202,614
42,125	CIT Group, Inc	1,806,741
1,130,189	Citigroup, Inc	81,215,382
222,071	Citizens Financial Group, Inc	7,808,016
68,901	Comerica, Inc	4,507,503
50,495	Commerce Bancshares, Inc	3,249,858
28,382	Cullen/Frost Bankers, Inc	2,556,651
69,181	East West Bancorp, Inc	2,969,248
364,074	Fifth Third Bancorp	10,587,272
3,766	First Citizens Bancshares, Inc (Class A)	1,852,571
65,206	First Hawaiian, Inc	1,782,080
155,445	First Horizon National Corp	2,482,457
68,947	First Republic Bank	7,333,203
153,851	FNB Corp	1,855,443
521,692	Huntington Bancshares, Inc	7,371,508
1,591,713	JPMorgan Chase & Co	198,836,788
504,510	Keycorp	9,066,045
66,880	M&T Bank Corp	10,468,726
183,255	MGIC Investment Corp	2,512,426
229,495	New York Community Bancorp, Inc	2,673,617
61,397	PacWest Bancorp	2,271,075
219,945	People’s United Financial, Inc	3,556,511
35,717	Pinnacle Financial Partners, Inc	2,100,874
222,976	PNC Financial Services Group, Inc	32,710,579
50,473	Popular, Inc	2,748,760
40,521	Prosperity Bancshares, Inc	2,796,759
490,516	Regions Financial Corp	7,897,308
13,044	Signature Bank	1,543,366
204

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

98,805		Sterling Bancorp/DE	$1,941,518
223,619		SunTrust Banks, Inc	15,282,122
23,852	*	SVB Financial Group	5,282,741
66,348		Synovus Financial Corp	2,247,207
73,360		TCF Financial Corp	2,904,322
23,912	*	Texas Capital Bancshares, Inc	1,292,683
28,690		TFS Financial Corp	552,569
104,464		Umpqua Holdings Corp	1,652,620
716,859		US Bancorp	40,875,300
47,766		Webster Financial Corp	2,106,481
1,987,553		Wells Fargo & Co	102,617,361
45,539		Western Alliance Bancorp	2,246,439
26,591		Wintrust Financial Corp	1,697,038
87,842		Zions Bancorporation	4,257,702
		TOTAL BANKS	761,280,667

CAPITAL GOODS - 7.2%
66,330		3M Co	10,943,787
55,206		A.O. Smith Corp	2,742,634
15,527		Acuity Brands, Inc	1,937,614
73,886	*	Aecom Technology Corp	2,956,179
30,445		AGCO Corp	2,334,827
50,118		Air Lease Corp	2,204,190
11,012		Allegion plc	1,277,832
22,227		Ametek, Inc	2,037,105
197,607		Arconic, Inc	5,428,264
11,597		BWX Technologies, Inc	673,786
3,589		Carlisle Cos, Inc	546,497
252,280		Caterpillar, Inc	34,764,184
47,126	*,e	Colfax Corp	1,583,434
24,669		Crane Co	1,887,672
77,029		Cummins, Inc	13,285,962
20,925		Curtiss-Wright Corp	2,830,106
142,275		Deere & Co	24,775,768
40,837		Dover Corp	4,242,556
210,149		Eaton Corp	18,306,079
278,286		Emerson Electric Co	19,521,763
25,913		Fastenal Co	931,313
53,257		Flowserve Corp	2,601,072
77,308		Fluor Corp	1,245,432
114,611		Fortive Corp	7,908,159
48,936		Fortune Brands Home & Security, Inc	2,938,607
68,859	*	Gardner Denver Holdings, Inc	2,191,782
21,166	*,e	Gates Industrial Corp plc	211,660
119,571		General Dynamics Corp	21,140,153
4,337,701		General Electric Co	43,290,256
35,972	e	GrafTech International Ltd	434,542
86,291	*	HD Supply Holdings, Inc	3,411,946
2,707		Hexcel Corp	201,996
184,723		Honeywell International, Inc	31,907,204
11,612		Hubbell, Inc	1,645,420
3,992		Huntington Ingalls	900,835
19,291		IDEX Corp	3,000,329
6,779		Ingersoll-Rand plc	860,187
205

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

43,797		ITT, Inc	$2,603,732
65,214		Jacobs Engineering Group, Inc	6,102,726
396,605		Johnson Controls International plc	17,184,895
54,630		L3Harris Technologies, Inc	11,270,715
1,582		Lennox International, Inc	391,323
1,637		Lincoln Electric Holdings, Inc	146,626
144,455		Masco Corp	6,681,044
20,810		MSC Industrial Direct Co (Class A)	1,523,500
3,195		Nordson Corp	501,008
77,178		nVent Electric plc	1,779,725
34,841		Oshkosh Truck Corp	2,974,725
52,229		Owens Corning, Inc	3,200,593
168,900		PACCAR, Inc	12,846,534
63,613		Parker-Hannifin Corp	11,672,349
82,397		Pentair plc	3,417,004
53,002		Quanta Services, Inc	2,228,734
52,903		Raytheon Co	11,226,546
20,839		Regal-Beloit Corp	1,543,128
67,572	*	Resideo Technologies, Inc	643,961
43,055		Roper Industries, Inc	14,507,813
43,893	*	Sensata Technologies Holding plc	2,246,883
27,493		Snap-On, Inc	4,472,286
4,908		Spirit Aerosystems Holdings, Inc (Class A)	401,573
74,566		Stanley Black & Decker, Inc	11,284,073
17,468	*	Teledyne Technologies, Inc	5,757,453
115,383		Textron, Inc	5,318,002
32,939		Timken Co	1,614,011
4,776		TransDigm Group, Inc	2,513,513
50,750		Trinity Industries, Inc	1,003,835
10,900	*	United Rentals, Inc	1,455,913
405,872		United Technologies Corp	58,275,102
84,939	*	Univar, Inc	1,822,791
11,005		Valmont Industries, Inc	1,509,776
5,433	*	WABCO Holdings, Inc	731,390
66,203		Wabtec Corp	4,592,502
16,478		Watsco, Inc	2,905,071
23,292	*	WESCO International, Inc	1,168,094
4,749		Woodward Governor Co	506,528
		TOTAL CAPITAL GOODS	499,126,609

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
50,297	e	ADT, Inc	389,299
24,532	*	Clean Harbors, Inc	2,022,909
8,782		Equifax, Inc	1,200,587
4,104	*	IAA, Inc	156,568
73,119	*	IHS Markit Ltd	5,119,792
4,104		KAR Auction Services, Inc	102,025
29,266		Manpower, Inc	2,660,865
157,495		Nielsen NV	3,175,099
101,026		Republic Services, Inc	8,840,785
43,631	*	Stericycle, Inc	2,513,146
45,913		Waste Management, Inc	5,151,898
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	31,332,973
206

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 0.9%
41,628		Brunswick Corp	$2,424,415
39,702	*	Capri Holdings Ltd	1,233,541
11,733		Carter’s, Inc	1,176,116
4,947		Columbia Sportswear Co	447,456
169,994		DR Horton, Inc	8,902,586
71,741	*	Garmin Ltd	6,725,719
38,392		Hanesbrands, Inc	583,942
62,443		Leggett & Platt, Inc	3,203,326
2,777		Lennar Corp (B Shares)	130,575
82,260		Lennar Corp (Class A)	4,902,696
67,948	*,e	Mattel, Inc	811,299
30,017	*	Mohawk Industries, Inc	4,303,837
192,623		Newell Rubbermaid, Inc	3,654,058
2,851		Polaris Industries, Inc	281,251
128,940		Pulte Homes, Inc	5,059,606
38,235		PVH Corp	3,332,563
26,086		Ralph Lauren Corp	2,505,821
43,377	*	Skechers U.S.A., Inc (Class A)	1,620,998
138,565		Tapestry, Inc	3,583,291
69,443		Toll Brothers, Inc	2,761,748
30,616	*	Under Armour, Inc (Class A)	632,220
34,999	*	Under Armour, Inc (Class C)	647,482
30,965		Whirlpool Corp	4,710,396
		TOTAL CONSUMER DURABLES & APPAREL	63,634,942

CONSUMER SERVICES - 1.9%
121,403		ARAMARK Holdings Corp	5,312,595
283,630	*	Caesars Entertainment Corp	3,482,976
197,703		Carnival Corp	8,479,482
9,061		Choice Hotels International, Inc	801,717
2,598		Dunkin Brands Group, Inc	204,255
89,479		Extended Stay America, Inc	1,271,497
44,900	*	frontdoor, Inc	2,165,527
1,998		Graham Holdings Co	1,258,061
22,529	*	Grand Canyon Education, Inc	2,071,767
86,625		H&R Block, Inc	2,164,759
37,222	*	Hilton Grand Vacations, Inc	1,292,720
18,848		Hyatt Hotels Corp	1,408,700
59,056	e	International Game Technology plc	781,901
88,191		Las Vegas Sands Corp	5,453,731
322,265		McDonald’s Corp	63,389,526
233,758		MGM Resorts International	6,662,103
85,397	*	Norwegian Cruise Line Holdings Ltd	4,334,752
85,447		Royal Caribbean Cruises Ltd	9,299,197
58,401		Service Corp International	2,656,077
58,316	*	ServiceMaster Global Holdings, Inc	2,354,800
34,379		Six Flags Entertainment Corp	1,450,450
2,050		Vail Resorts, Inc	476,358
44,050		Wyndham Destinations, Inc	2,044,360
32,085		Wyndham Hotels & Resorts, Inc	1,731,627
8,023		Wynn Resorts Ltd	973,511
207

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

33,337		Yum China Holdings, Inc	$1,416,823
17,998		Yum! Brands, Inc	1,830,577
		TOTAL CONSUMER SERVICES	134,769,849

DIVERSIFIED FINANCIALS - 5.7%
25,809		Affiliated Managers Group, Inc	2,061,623
279,227		AGNC Investment Corp	4,760,820
192,408		Ally Financial, Inc	5,893,457
152,688		American Express Co	17,907,249
55,647		Ameriprise Financial, Inc	8,396,576
715,437		Annaly Capital Management, Inc	6,424,624
145,417		AXA Equitable Holdings, Inc	3,141,007
417,685		Bank of New York Mellon Corp	19,526,774
159,824		BGC Partners, Inc (Class A)	831,085
59,463		BlackRock, Inc	27,454,067
234,983		Capital One Financial Corp	21,912,165
41,601		CBOE Global Markets, Inc	4,790,355
233,855		Charles Schwab Corp	9,520,237
89,998		Chimera Investment Corp	1,823,359
177,414		CME Group, Inc	36,502,931
665	*	Credit Acceptance Corp	291,144
102,275		Discover Financial Services	8,208,592
99,939		E*TRADE Financial Corp	4,176,451
53,244		Eaton Vance Corp	2,427,926
12,472		Evercore Partners, Inc (Class A)	918,438
141,528		Franklin Resources, Inc	3,899,096
162,206		Goldman Sachs Group, Inc	34,611,516
25,374		Interactive Brokers Group, Inc (Class A)	1,207,041
166,675		IntercontinentalExchange Group, Inc	15,720,786
192,422		Invesco Ltd	3,236,538
317,330		iShares Russell 1000 Value Index Fund	41,275,113
78,065		Janus Henderson Group plc	1,805,643
133,792		Jefferies Financial Group, Inc	2,497,897
32,000		Lazard Ltd (Class A)	1,194,560
40,133		Legg Mason, Inc	1,495,356
226,750		MFA Mortgage Investments, Inc	1,721,033
592,006		Morgan Stanley	27,261,876
58,131		NASDAQ OMX Group, Inc	5,799,730
100,313		Navient Corp	1,381,310
214,954		New Residential Investment Corp	3,404,871
97,667		Northern Trust Corp	9,735,447
33,765		OneMain Holdings, Inc	1,350,600
48,562		Raymond James Financial, Inc	4,054,441
55,809		Santander Consumer USA Holdings, Inc	1,399,690
35,658		SEI Investments Co	2,136,627
201,539		SLM Corp	1,700,989
142,103		Starwood Property Trust, Inc	3,495,734
185,337		State Street Corp	12,245,216
243,797		Synchrony Financial	8,623,100
81,876		T Rowe Price Group, Inc	9,481,241
16,794		TD Ameritrade Holding Corp	644,554
130,467		Two Harbors Investment Corp	1,809,577
12,688	e	Virtu Financial, Inc	215,188
66,519		Voya Financial, Inc	3,589,365
		TOTAL DIVERSIFIED FINANCIALS	393,963,015
208

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

ENERGY - 8.0%
107,499	e	Antero Midstream Corp	$692,294
125,849	*,e	Antero Resources Corp	314,622
187,936		Apache Corp	4,070,694
42,596	*	Apergy Corp	1,072,141
317,624		Baker Hughes a GE Co	6,797,154
82,938		Cabot Oil & Gas Corp	1,545,964
126,651	*	Centennial Resource Development, Inc	430,613
50,363	*	Cheniere Energy, Inc	3,099,843
720,650	*,e	Chesapeake Energy Corp	965,671
954,391		Chevron Corp	110,842,971
47,679		Cimarex Energy Co	2,013,007
99,645		Concho Resources, Inc	6,728,030
557,458		ConocoPhillips	30,771,681
41,421	*	Continental Resources, Inc	1,220,677
205,957	*	Devon Energy Corp	4,176,808
63,964		Diamondback Energy, Inc	5,485,553
289,024		EOG Resources, Inc	20,032,253
120,447		EQT Corp	1,293,601
87,262		Equitrans Midstream Corp	1,214,687
2,119,329		Exxon Mobil Corp	143,203,060
424,446		Halliburton Co	8,170,585
54,153		Helmerich & Payne, Inc	2,030,737
134,810		Hess Corp	8,863,758
75,417		HollyFrontier Corp	4,143,410
981,474		Kinder Morgan, Inc	19,609,851
172,474		Kosmos Energy Ltd	1,069,339
393,558		Marathon Oil Corp	4,537,724
327,184		Marathon Petroleum Corp	20,923,417
78,186		Murphy Oil Corp	1,612,977
190,893		National Oilwell Varco, Inc	4,318,000
236,637		Noble Energy, Inc	4,557,629
446,063		Occidental Petroleum Corp	18,065,552
139,127		ONEOK, Inc	9,715,238
54,873		Parsley Energy, Inc	867,542
104,987		Patterson-UTI Energy, Inc	873,492
63,701		PBF Energy, Inc	2,056,268
225,340		Phillips 66	26,324,219
48,688		Pioneer Natural Resources Co	5,989,598
100,495	e	Range Resources Corp	404,995
690,072		Schlumberger Ltd	22,558,454
111,673		Targa Resources Investments, Inc	4,341,846
328,256	*,e	Transocean Ltd (NYSE)	1,559,216
207,485		Valero Energy Corp	20,121,895
603,858		Williams Cos, Inc	13,472,072
197,727	*	WPX Energy, Inc	1,973,315
		TOTAL ENERGY	554,132,453

FOOD & STAPLES RETAILING - 1.7%
14,285		Casey’s General Stores, Inc	2,440,021
395,480		Kroger Co	9,744,627
29,582	*	Sprouts Farmers Market, Inc	574,187
209

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

108,783	*	US Foods Holding Corp	$4,315,422
379,907		Walgreens Boots Alliance, Inc	20,811,305
703,090		Walmart, Inc	82,444,333
		TOTAL FOOD & STAPLES RETAILING	120,329,895

FOOD, BEVERAGE & TOBACCO - 4.2%
477,521		Altria Group, Inc	21,388,165
279,725		Archer-Daniels-Midland Co	11,759,639
7,520	*,e	Beyond Meat, Inc	635,064
1,592		Brown-Forman Corp (Class A)	98,943
5,411		Brown-Forman Corp (Class B)	354,529
66,798		Bunge Ltd	3,607,092
34,464		Campbell Soup Co	1,596,028
611,567		Coca-Cola Co	33,287,592
242,702		ConAgra Brands, Inc	6,565,089
78,936		Constellation Brands, Inc (Class A)	15,023,889
102,493		Flowers Foods, Inc	2,226,148
298,305		General Mills, Inc	15,171,792
43,423	*	Hain Celestial Group, Inc	1,026,520
10,200		Hershey Co	1,498,074
138,508	e	Hormel Foods Corp	5,663,592
33,925		Ingredion, Inc	2,680,075
53,903		J.M. Smucker Co	5,696,469
75,576		Kellogg Co	4,801,343
104,359		Keurig Dr Pepper, Inc	2,938,749
311,496		Kraft Heinz Co	10,070,666
54,397		Lamb Weston Holdings, Inc	4,245,142
21,901		McCormick & Co, Inc	3,519,272
85,949		Molson Coors Brewing Co (Class B)	4,531,231
712,064		Mondelez International, Inc	37,347,757
113,136		PepsiCo, Inc	15,518,865
777,942		Philip Morris International, Inc	63,355,596
16,394	*	Pilgrim’s Pride Corp	497,722
17,054	*	Post Holdings, Inc	1,754,857
137		Seaboard Corp	578,015
21,985	*	TreeHouse Foods, Inc	1,187,630
144,133		Tyson Foods, Inc (Class A)	11,932,771
		TOTAL FOOD, BEVERAGE & TOBACCO	290,558,316

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
489,298		Abbott Laboratories	40,910,206
41,737	*,e	Acadia Healthcare Co, Inc	1,251,693
91,608		Anthem, Inc	24,649,881
126,662		Baxter International, Inc	9,714,975
122,889		Becton Dickinson & Co	31,459,584
7,619	e	Cantel Medical Corp	555,349
150,002		Cardinal Health, Inc	7,417,599
32,008	*	Centene Corp	1,698,985
11,580	*	Change Healthcare, Inc	153,088
128,773		Cigna Corp	22,980,830
20,644		Cooper Cos, Inc	6,007,404
46,195	*	Covetrus, Inc	458,023
650,401		CVS Health Corp	43,180,122
300,485		Danaher Corp	41,412,843
210

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

60,252	*	DaVita, Inc	$3,530,767
111,300		Dentsply Sirona, Inc	6,097,014
23,059		Encompass Health Corp	1,476,237
54,825		HCA Healthcare, Inc	7,321,330
64,384	*,e	Henry Schein, Inc	4,029,473
15,391		Hill-Rom Holdings, Inc	1,611,284
24,900	*	Hologic, Inc	1,202,919
38,317		Humana, Inc	11,272,861
6,367	*	ICU Medical, Inc	1,028,971
37,078	*	Integra LifeSciences Holdings Corp	2,152,749
46,142	*	Laboratory Corp of America Holdings	7,602,817
82,494		McKesson Corp	10,971,702
45,251	*	MEDNAX, Inc	993,712
671,712		Medtronic plc	73,149,437
7,997	*	Molina Healthcare, Inc	940,767
24,702	*	Premier, Inc	804,791
66,282		Quest Diagnostics, Inc	6,711,052
39,071		STERIS plc	5,531,281
39,678		Universal Health Services, Inc (Class B)	5,454,138
2,489	*	WellCare Health Plans, Inc	738,237
8,476		West Pharmaceutical Services, Inc	1,219,188
102,729		Zimmer Biomet Holdings, Inc	14,200,230
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	399,891,539

HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
11,258		Clorox Co	1,662,694
421,683		Colgate-Palmolive Co	28,927,454
149,391		Coty, Inc	1,746,381
30,341	e	Energizer Holdings, Inc	1,289,189
41,526	*	Herbalife Ltd	1,854,966
171,544		Kimberly-Clark Corp	22,794,767
26,164		Nu Skin Enterprises, Inc (Class A)	1,166,391
1,165,852		Procter & Gamble Co	145,160,232
19,865		Spectrum Brands Holdings, Inc	997,422
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	205,599,496

INSURANCE - 7.4%
367,529		Aflac, Inc	19,537,842
6,250		Alleghany Corp	4,864,313
164,926		Allstate Corp	17,551,425
35,998		American Financial Group, Inc	3,745,232
433,565		American International Group, Inc	22,961,602
3,746		American National Insurance Co	449,445
164,502	*	Arch Capital Group Ltd	6,869,604
71,283		Arthur J. Gallagher & Co	6,502,435
31,500		Assurant, Inc	3,971,205
48,567		Assured Guaranty Ltd	2,278,764
47,918	*	Athene Holding Ltd	2,077,245
38,127		Axis Capital Holdings Ltd	2,265,888
979,370	*	Berkshire Hathaway, Inc (Class B)	208,194,475
56,957	*	Brighthouse Financial, Inc	2,150,696
109,718		Brown & Brown, Inc	4,134,174
228,113		Chubb Ltd	34,768,983
211

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

76,359		Cincinnati Financial Corp	$8,644,602
15,029		CNA Financial Corp	673,900
4,075		Erie Indemnity Co (Class A)	750,900
14,138		Everest Re Group Ltd	3,634,738
56,157		First American Financial Corp	3,469,380
129,907		FNF Group	5,954,937
53,834		Globe Life, Inc	5,239,663
20,725		Hanover Insurance Group, Inc	2,729,690
180,332		Hartford Financial Services Group, Inc	10,293,351
26,506		Kemper Corp	1,905,251
99,470		Lincoln National Corp	5,618,066
129,153		Loews Corp	6,328,497
6,233	*	Markel Corp	7,298,843
31,466		Marsh & McLennan Cos, Inc	3,260,507
15,352		Mercury General Corp	737,817
398,714		Metlife, Inc	18,655,828
143,501		Old Republic International Corp	3,205,812
7,148		Primerica, Inc	901,935
137,795		Principal Financial Group	7,355,497
195,353		Progressive Corp	13,616,104
201,764		Prudential Financial, Inc	18,388,771
31,014		Reinsurance Group of America, Inc (Class A)	5,038,845
13,888		RenaissanceRe Holdings Ltd	2,599,556
109,005		Travelers Cos, Inc	14,286,195
102,028		UnumProvident Corp	2,809,851
70,588		W.R. Berkley Corp	4,934,101
1,631		White Mountains Insurance Group Ltd	1,746,801
64,603		Willis Towers Watson plc	12,074,301
		TOTAL INSURANCE	514,477,067

MATERIALS - 4.2%
94,017		Air Products & Chemicals, Inc	20,050,065
52,843	e	Albemarle Corp	3,209,684
88,005	*	Alcoa Corp	1,829,624
19,718		Aptargroup, Inc	2,329,682
13,686		Ardagh Group S.A.	255,518
29,581		Ashland Global Holdings, Inc	2,288,682
2,611		Avery Dennison Corp	333,842
68,094	*	Axalta Coating Systems Ltd	2,008,092
38,711	*	Berry Global Group, Inc	1,606,894
28,903		Cabot Corp	1,259,882
62,002		Celanese Corp (Series A)	7,511,542
99,057		CF Industries Holdings, Inc	4,492,235
91,723		Chemours Co	1,505,174
373,593		Corteva, Inc	9,855,383
26,247	*	Crown Holdings, Inc	1,911,831
29,752		Domtar Corp	1,082,675
377,408		Dow, Inc	19,055,330
373,605		DuPont de Nemours, Inc	24,624,306
3,737		Eagle Materials, Inc	341,338
68,313		Eastman Chemical Co	5,194,521
67,155	*	Element Solutions, Inc	729,303
64,943		FMC Corp	5,942,285
724,520		Freeport-McMoRan, Inc (Class B)	7,114,786
212

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

153,798		Graphic Packaging Holding Co	$2,408,477
112,785		Huntsman Corp	2,495,932
53,922	e	International Flavors & Fragrances, Inc	6,579,023
193,972		International Paper Co	8,472,697
271,612		Linde plc	53,874,240
133,193		LyondellBasell Industries AF S.C.A	11,947,412
21,498		Martin Marietta Materials, Inc	5,630,541
174,288		Mosaic Co	3,464,845
346		NewMarket Corp	167,980
406,779		Newmont Goldcorp Corp	16,161,330
153,024		Nucor Corp	8,240,342
80,924		Olin Corp	1,484,146
77,063		Owens-Illinois, Inc	655,036
46,541		Packaging Corp of America	5,094,378
79,620		PPG Industries, Inc	9,962,054
33,002		Reliance Steel & Aluminum Co	3,829,552
22,904		Royal Gold, Inc	2,644,038
53,048		RPM International, Inc	3,842,267
68,680		Sealed Air Corp	2,868,764
43,331		Silgan Holdings, Inc	1,333,295
49,582		Sonoco Products Co	2,860,881
10,887		Southern Copper Corp (NY)	387,359
101,254		Steel Dynamics, Inc	3,074,071
94,902	e	United States Steel Corp	1,092,322
91,578		Valvoline, Inc	1,954,275
4,954		Vulcan Materials Co	707,778
16,830		Westlake Chemical Corp	1,063,488
124,671		WestRock Co	4,658,955
		TOTAL MATERIALS	291,488,152

MEDIA & ENTERTAINMENT - 4.1%
357,167		Activision Blizzard, Inc	20,012,067
15,622		CBS Corp (Class B)	563,017
32,861	*	Charter Communications, Inc	15,374,347
51,613		Cinemark Holdings, Inc	1,889,036
1,195,009		Comcast Corp (Class A)	53,560,303
75,719	*,e	Discovery, Inc (Class A)	2,041,006
178,643	*	Discovery, Inc (Class C)	4,508,949
116,100	*	DISH Network Corp (Class A)	3,991,518
13,658	*	Electronic Arts, Inc	1,316,631
156,478		Fox Corp (Class A)	5,013,555
76,529		Fox Corp (Class B)	2,390,766
50,955	*	GCI Liberty, Inc	3,565,831
13,823	*	Grocery Outlet Holding Corp	440,954
15,607	*	IAC/InterActiveCorp	3,546,691
172,325		Interpublic Group of Cos, Inc	3,748,069
19,787		John Wiley & Sons, Inc (Class A)	911,587
11,807	*	Liberty Broadband Corp (Class A)	1,393,108
53,161	*	Liberty Broadband Corp (Class C)	6,276,719
13,075	*	Liberty Media Group (Class A)	528,622
98,507	*	Liberty Media Group (Class C)	4,186,547
40,163	*	Liberty SiriusXM Group (Class A)	1,803,720
77,319	*	Liberty SiriusXM Group (Class C)	3,494,046
213

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,744		Lions Gate Entertainment Corp (Class A)	$173,735
59,366		Lions Gate Entertainment Corp (Class B)	444,651
8,191	*	Madison Square Garden Co	2,186,342
69,582		New York Times Co (Class A)	2,150,084
193,784		News Corp (Class A)	2,656,779
54,335		News Corp (Class B)	767,210
4,820		Nexstar Broadcasting Group, Inc (Class A)	468,938
51,255		Omnicom Group, Inc	3,956,373
1,748		Sinclair Broadcast Group, Inc (Class A)	69,640
30,370	*	Take-Two Interactive Software, Inc	3,655,029
4,925	*	TripAdvisor, Inc	198,970
5,513	e	Viacom, Inc (Class A)	131,706
182,760		Viacom, Inc (Class B)	3,940,306
874,055		Walt Disney Co	113,557,226
32,547	*	Zillow Group, Inc (Class A)	1,054,197
62,959	*,e	Zillow Group, Inc (Class C)	2,050,575
347,214	*	Zynga, Inc	2,142,310
		TOTAL MEDIA & ENTERTAINMENT	280,161,160

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.8%
2,345	*	Adaptive Biotechnologies Corp	61,122
139,829		Agilent Technologies, Inc	10,592,047
25,880	*,e	Agios Pharmaceuticals, Inc	778,470
26,998	*	Alexion Pharmaceuticals, Inc	2,845,589
83,462	*	Alkermes plc	1,630,013
164,679		Allergan plc	29,001,619
8,234	*	Alnylam Pharmaceuticals, Inc	714,217
24,232		Amgen, Inc	5,167,474
33,346	*	Avantor, Inc	473,847
60,430	*	Biogen Idec, Inc	18,051,045
10,461	*	Bio-Rad Laboratories, Inc (Class A)	3,469,077
27,772	*,e	Bluebird Bio, Inc	2,249,532
485,045		Bristol-Myers Squibb Co	27,827,032
72,754	*	Catalent, Inc	3,539,482
181,108	*	Elanco Animal Health, Inc	4,893,538
95,200	*	Exelixis, Inc	1,470,840
547,410		Gilead Sciences, Inc	34,875,491
84,675	*	Horizon Pharma plc	2,447,954
50,355	*	IQVIA Holdings, Inc	7,272,269
2,269	*	Jazz Pharmaceuticals plc	285,055
1,129,146		Johnson & Johnson	149,092,438
68,694		Merck & Co, Inc	5,953,022
9,839	*,e	Moderna, Inc	164,803
253,619	*	Mylan NV	4,856,804
78,910	*,e	Nektar Therapeutics	1,351,334
43,462	*	PerkinElmer, Inc	3,735,994
61,167		Perrigo Co plc	3,243,074
2,785,165		Pfizer, Inc	106,866,781
110,735	*	QIAGEN NV	3,301,010
32,335	*	Regeneron Pharmaceuticals, Inc	9,903,564
63,392		Thermo Fisher Scientific, Inc	19,143,116
22,178	*	United Therapeutics Corp	1,992,472
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	467,250,125
214

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 5.5%
54,632		Alexandria Real Estate Equities, Inc	$8,672,830
68,810		American Campus Communities, Inc	3,439,124
77,698		American Homes 4 Rent	2,056,666
75,194		Apartment Investment & Management Co	4,126,647
106,601		Apple Hospitality REIT, Inc	1,756,785
69,065		AvalonBay Communities, Inc	15,032,688
76,693		Boston Properties, Inc	10,522,280
92,998		Brandywine Realty Trust	1,421,009
143,073		Brixmor Property Group, Inc	3,150,467
46,346		Camden Property Trust	5,300,592
104,523	*	CBRE Group, Inc	5,597,207
233,084		Colony Capital, Inc	1,305,270
55,300		Columbia Property Trust, Inc	1,134,756
5,538		Coresite Realty	650,715
59,376		Corporate Office Properties Trust	1,759,905
69,400		Cousins Properties, Inc	2,785,022
98,911		CubeSmart	3,135,479
57,731		CyrusOne, Inc	4,115,066
103,399		Digital Realty Trust, Inc	13,135,809
81,550		Douglas Emmett, Inc	3,532,746
175,338		Duke Realty Corp	6,161,377
81,524		Empire State Realty Trust, Inc	1,179,652
37,628		Entertainment Properties Trust	2,927,082
62,457		Equity Commonwealth	2,009,866
183,797		Equity Residential	16,295,442
32,557		Essex Property Trust, Inc	10,650,371
12,936		Extra Space Storage, Inc	1,452,325
36,123		Federal Realty Investment Trust	4,913,089
101,376		Gaming and Leisure Properties, Inc	4,091,535
104,650		Healthcare Trust of America, Inc	3,244,150
247,445	*	Healthpeak Properties Inc	9,308,881
49,753		Highwoods Properties, Inc	2,328,440
358,255		Host Hotels and Resorts, Inc	5,871,799
14,666	*	Howard Hughes Corp	1,639,952
78,344		Hudson Pacific Properties	2,814,116
230,548		Invitation Homes, Inc	7,098,573
126,850		Iron Mountain, Inc	4,160,680
59,307		JBG SMITH Properties	2,387,700
22,835		Jones Lang LaSalle, Inc	3,345,784
49,459		Kilroy Realty Corp	4,151,094
202,441		Kimco Realty Corp	4,364,628
77,547		Liberty Property Trust	4,580,701
24,445		Life Storage, Inc	2,662,549
70,542		Macerich Co	1,939,905
222,334		Medical Properties Trust, Inc	4,608,984
55,549		Mid-America Apartment Communities, Inc	7,720,756
80,051		National Retail Properties, Inc	4,715,804
106,636		Omega Healthcare Investors, Inc	4,696,249
64,404		Outfront Media, Inc	1,694,469
107,631		Paramount Group, Inc	1,449,790
117,115		Park Hotels & Resorts, Inc	2,722,924
312,583		Prologis, Inc	27,432,284
215

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

17,992		Public Storage, Inc	$4,009,697
67,776		Rayonier, Inc	1,828,596
159,229		Realty Income Corp	13,023,340
82,672		Regency Centers Corp	5,558,865
108,149		Retail Properties of America, Inc	1,488,130
83,455		Service Properties Trust	2,111,412
16,726		Simon Property Group, Inc	2,520,274
80,484		SITE Centers Corp	1,249,917
40,841		SL Green Realty Corp	3,414,308
45,434		Spirit Realty Capital, Inc	2,264,431
104,413		STORE Capital Corp	4,228,727
33,364		Sun Communities, Inc	5,426,655
32,753		Taubman Centers, Inc	1,171,902
135,156		UDR, Inc	6,791,589
185,982		Ventas, Inc	12,107,428
524,025		VEREIT, Inc	5,156,406
235,816		VICI Properties, Inc	5,553,467
84,877		Vornado Realty Trust	5,570,478
58,879		Weingarten Realty Investors	1,868,231
201,515		Welltower, Inc	18,275,395
370,805		Weyerhaeuser Co	10,831,214
85,149		WP Carey, Inc	7,838,817
		TOTAL REAL ESTATE	379,541,293

RETAILING - 2.1%
26,138		Advance Auto Parts, Inc	4,246,902
25,719	*	Autonation, Inc	1,307,811
89,567		Best Buy Co, Inc	6,433,598
44,014	*	CarMax, Inc	4,100,784
33,037		Dick’s Sporting Goods, Inc	1,286,130
8,675		Dollar General Corp	1,390,949
53,269	*	Dollar Tree, Inc	5,880,898
8,664		Expedia, Inc	1,184,022
58,569		Foot Locker, Inc	2,548,337
108,581		Gap, Inc	1,765,527
69,889		Genuine Parts Co	7,169,214
237,315		Home Depot, Inc	55,669,353
81,899		Kohl’s Corp	4,198,143
93,252		L Brands, Inc	1,589,014
128,737	*	LKQ Corp	4,375,771
153,838		Macy’s, Inc	2,332,184
19,001		Penske Auto Group, Inc	925,729
196,837	*	Qurate Retail Group, Inc QVC Group	1,877,825
237,048		Target Corp	25,342,802
59,959		Tiffany & Co	7,465,495
34,753	*	Urban Outfitters, Inc	997,411
30,590	e	Williams-Sonoma, Inc	2,043,106
		TOTAL RETAILING	144,131,005

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
158,349		Analog Devices, Inc	16,884,754
218,123		Applied Materials, Inc	11,835,354
49,608	*	Cree, Inc	2,367,790
182,532		Cypress Semiconductor Corp	4,247,520
216

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

43,756	*	First Solar, Inc	$2,266,123
2,219,471		Intel Corp	125,466,696
8,719		Lam Research Corp	2,363,198
328,316		Marvell Technology Group Ltd	8,007,627
84,263		Maxim Integrated Products, Inc	4,942,867
84,008		Microchip Technology, Inc	7,921,114
551,291	*	Micron Technology, Inc	26,213,887
27,934		MKS Instruments, Inc	3,023,017
204,149	*	ON Semiconductor Corp	4,164,640
57,867	*	Qorvo, Inc	4,679,126
80,701		Skyworks Solutions, Inc	7,348,633
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	231,732,346

SOFTWARE & SERVICES - 1.5%
21,804	*	2U, Inc	390,837
7,404	*	Akamai Technologies, Inc	640,446
18,963		Alliance Data Systems Corp	1,896,300
68,566		Amdocs Ltd	4,470,503
23,979	*	Autodesk, Inc	3,533,545
11,714	*	CACI International, Inc (Class A)	2,621,007
18,491	*	Cerence Inc	286,610
8,911	*	Ceridian HCM Holding, Inc	429,956
6,583		Citrix Systems, Inc	716,625
253,303		Cognizant Technology Solutions Corp (Class A)	15,436,285
130,700		DXC Technology Co	3,616,469
3,293	*	Dynatrace, Inc	66,617
117,838		Fidelity National Information Services, Inc	15,526,335
36,186	*	First American Corp	1,465,171
176,064		International Business Machines Corp	23,545,039
4,285		Jack Henry & Associates, Inc	606,585
67,117		Leidos Holdings, Inc	5,787,499
23,387		LogMeIn, Inc	1,536,058
293,461		NortonLifelock, Inc	6,714,388
147,934	*	Nuance Communications, Inc	2,414,283
117,497		Sabre Corp	2,758,829
20,968	*,e	SolarWinds Corp	397,344
11,517		SS&C Technologies Holdings, Inc	598,999
15,642	*	VeriSign, Inc	2,972,293
161,877		Western Union Co	4,056,638
		TOTAL SOFTWARE & SERVICES	102,484,661

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
41,717	*	Arrow Electronics, Inc	3,307,324
51,078		Avnet, Inc	2,020,646
78,494	*	Ciena Corp	2,913,697
12,855	*	Coherent, Inc	1,914,367
90,467	*	CommScope Holding Co, Inc	1,013,230
264,656		Corning, Inc	7,841,757
19,958	*	Dell Technologies, Inc	1,055,579
25,954		Dolby Laboratories, Inc (Class A)	1,669,621
25,298	*	EchoStar Corp (Class A)	986,622
2,109	*	F5 Networks, Inc	303,865
62,093		FLIR Systems, Inc	3,201,515
217

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

673,346		Hewlett Packard Enterprise Co	$11,049,608
715,020		HP, Inc	12,419,897
17,277	*	IPG Photonics Corp	2,319,956
61,390		Jabil Circuit, Inc	2,260,380
165,800		Juniper Networks, Inc	4,115,156
11,406		Littelfuse, Inc	2,002,551
21,676		Motorola Solutions, Inc	3,605,152
58,581		National Instruments Corp	2,424,668
19,680		Synnex Corp	2,317,123
104,617	*	Trimble Navigation Ltd	4,167,941
29,166	*	Viasat, Inc	2,007,787
148,415		Western Digital Corp	7,665,635
88,767		Xerox Holdings Corp	3,011,864
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	85,595,941

TELECOMMUNICATION SERVICES - 4.1%
3,655,224		AT&T, Inc	140,689,572
536,187		CenturyLink, Inc	6,938,260
270,163	*	Sprint Corp	1,677,712
46,537		Telephone & Data Systems, Inc	1,214,150
76,586	*	T-Mobile US, Inc	6,330,599
7,672	*	US Cellular Corp	285,552
2,072,043		Verizon Communications, Inc	125,296,440
		TOTAL TELECOMMUNICATION SERVICES	282,432,285

TRANSPORTATION - 1.9%
31,204		Alaska Air Group, Inc	2,166,494
4,222		Amerco, Inc	1,710,079
178,240		American Airlines Group, Inc	5,357,894
15,094		CH Robinson Worldwide, Inc	1,141,710
16,106		Copa Holdings S.A. (Class A)	1,638,624
242,810		CSX Corp	17,062,259
232,738		Delta Air Lines, Inc	12,819,209
23,553		Expeditors International of Washington, Inc	1,717,956
120,029		FedEx Corp	18,323,627
24,356	*	Genesee & Wyoming, Inc (Class A)	2,704,247
30,491		JB Hunt Transport Services, Inc	3,584,522
141,053	*	JetBlue Airways Corp	2,722,323
49,477		Kansas City Southern Industries, Inc	6,965,372
30,686	*	Kirby Corp	2,429,104
61,417	e	Knight-Swift Transportation Holdings, Inc	2,239,264
3,561		Landstar System, Inc	402,927
13,864	*,e	Lyft, Inc (Class A)	574,524
37,747		Macquarie Infrastructure Co LLC	1,628,406
114,704		Norfolk Southern Corp	20,876,128
18,063		Old Dominion Freight Line	3,288,911
26,714		Ryder System, Inc	1,299,102
30,244		Schneider National, Inc	691,680
98,127		Southwest Airlines Co	5,507,869
83,214	*,e	Uber Technologies, Inc	2,621,241
91,816	*	United Continental Holdings, Inc	8,340,565
21,048	*	XPO Logistics, Inc	1,608,067
		TOTAL TRANSPORTATION	129,422,104
218

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

UTILITIES - 6.8%
326,322		AES Corp	$5,563,790
119,875		Alliant Energy Corp	6,394,132
120,644		Ameren Corp	9,374,039
247,927		American Electric Power Co, Inc	23,401,830
90,567		American Water Works Co, Inc	11,164,194
108,200		Aqua America, Inc	4,904,706
59,848		Atmos Energy Corp	6,731,703
30,737		Avangrid, Inc	1,538,387
251,464		Centerpoint Energy, Inc	7,310,058
140,540		CMS Energy Corp	8,983,317
165,950		Consolidated Edison, Inc	15,303,909
401,695		Dominion Resources, Inc	33,159,922
91,066		DTE Energy Co	11,594,523
364,872		Duke Energy Corp	34,392,835
174,991		Edison International	11,006,934
99,554		Entergy Corp	12,093,820
118,729		Evergy, Inc	7,587,970
161,801		Eversource Energy	13,549,216
482,797		Exelon Corp	21,962,436
266,284		FirstEnergy Corp	12,866,843
55,740		Hawaiian Electric Industries, Inc	2,516,661
25,894		Idacorp, Inc	2,786,712
99,492		MDU Resources Group, Inc	2,874,324
40,422		National Fuel Gas Co	1,831,521
239,388		NextEra Energy, Inc	57,055,736
183,405		NiSource, Inc	5,142,676
124,125		NRG Energy, Inc	4,979,895
99,128		OGE Energy Corp	4,268,452
280,161	*,b	PG&E Corp	1,728,593
57,065		Pinnacle West Capital Corp	5,370,958
361,855		PPL Corp	12,118,524
252,879		Public Service Enterprise Group, Inc	16,009,769
136,603		Sempra Energy	19,740,500
521,538		Southern Co	32,679,571
101,668		UGI Corp	4,846,514
211,279		Vistra Energy Corp	5,710,871
158,923		WEC Energy Group, Inc	15,002,331
255,487		Xcel Energy, Inc	16,225,979
		TOTAL UTILITIES	469,774,151

		TOTAL COMMON STOCKS	6,901,880,095
		(Cost $5,738,253,255)
219

TIAA-CREF FUNDS - Large-Cap Value Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.4%

GOVERNMENT AGENCY DEBT - 0.0%
$970,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	$970,000
		TOTAL GOVERNMENT AGENCY DEBT			970,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
28,337,685	c	State Street Navigator Securities Lending Government Money Market Portfolio			28,337,685
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			28,337,685

		TOTAL SHORT-TERM INVESTMENTS			29,307,685
		(Cost $29,307,685)
		TOTAL INVESTMENTS - 100.3%			6,931,187,780
		(Cost $5,767,560,940)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(21,035,696)
		NET ASSETS - 100.0%			$6,910,152,084

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $35,240,782.
220

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.5%
56,583		Aptiv plc	$5,067,008
43,722		BorgWarner, Inc	1,822,333
844,538		Ford Motor Co	7,254,581
273,688		General Motors Co	10,170,246
34,720		Harley-Davidson, Inc	1,350,955
		TOTAL AUTOMOBILES & COMPONENTS	25,665,123

BANKS - 5.6%
1,823,604		Bank of America Corp	57,024,097
166,269		BB&T Corp	8,820,570
491,636		Citigroup, Inc	35,328,963
97,540		Citizens Financial Group, Inc	3,429,506
33,640		Comerica, Inc	2,200,729
158,982		Fifth Third Bancorp	4,623,196
35,722		First Republic Bank	3,799,392
221,297		Huntington Bancshares, Inc	3,126,927
696,205		JPMorgan Chase & Co	86,969,929
216,481		Keycorp	3,890,164
28,658		M&T Bank Corp	4,485,837
93,332		People’s United Financial, Inc	1,509,178
96,966		PNC Financial Services Group, Inc	14,224,912
216,313		Regions Financial Corp	3,482,639
96,746		SunTrust Banks, Inc	6,611,622
10,920	*	SVB Financial Group	2,418,562
313,317		US Bancorp	17,865,335
872,709		Wells Fargo & Co	45,057,966
38,291		Zions Bancorporation	1,855,965
		TOTAL BANKS	306,725,489

CAPITAL GOODS - 6.5%
124,799		3M Co	20,590,587
30,778		A.O. Smith Corp	1,529,051
21,121		Allegion plc	2,450,881
49,658		Ametek, Inc	4,551,156
86,820		Arconic, Inc	2,384,945
116,333		Boeing Co	39,542,750
122,210		Caterpillar, Inc	16,840,538
33,844		Cummins, Inc	5,837,413
68,845		Deere & Co	11,988,668
32,089		Dover Corp	3,333,726
90,251		Eaton Corp	7,861,765
134,281		Emerson Electric Co	9,419,812
123,486		Fastenal Co	4,438,087
30,687		Flowserve Corp	1,498,753
64,273		Fortive Corp	4,434,837

221

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

29,762		Fortune Brands Home & Security, Inc	$1,787,208
51,052		General Dynamics Corp	9,025,994
1,892,735		General Electric Co	18,889,495
156,699		Honeywell International, Inc	27,066,618
9,090		Huntington Ingalls	2,051,249
17,050		IDEX Corp	2,651,786
64,210		Illinois Tool Works, Inc	10,824,522
51,485		Ingersoll-Rand plc	6,532,932
30,789		Jacobs Engineering Group, Inc	2,881,235
171,127		Johnson Controls International plc	7,414,933
48,601		L3Harris Technologies, Inc	10,026,872
53,885		Lockheed Martin Corp	20,297,402
61,521		Masco Corp	2,845,346
34,179		Northrop Grumman Corp	12,047,414
75,622		PACCAR, Inc	5,751,809
27,528		Parker-Hannifin Corp	5,051,113
36,634		Pentair plc	1,519,212
30,451		Quanta Services, Inc	1,280,465
60,496		Raytheon Co	12,837,856
25,444		Rockwell Automation, Inc	4,376,114
22,959		Roper Industries, Inc	7,736,265
11,937		Snap-On, Inc	1,941,792
32,714		Stanley Black & Decker, Inc	4,950,610
49,343		Textron, Inc	2,274,219
11,015		TransDigm Group, Inc	5,796,974
16,418	*	United Rentals, Inc	2,192,952
176,087		United Technologies Corp	25,282,571
9,519		W.W. Grainger, Inc	2,939,848
39,660		Wabtec Corp	2,751,214
39,007		Xylem, Inc	2,991,447
		TOTAL CAPITAL GOODS	360,720,436

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
18,330		Cintas Corp	4,924,721
43,592	*	Copart, Inc	3,602,443
25,905		Equifax, Inc	3,541,473
86,054	*	IHS Markit Ltd	6,025,501
82,061		Nielsen NV	1,654,350
45,638		Republic Services, Inc	3,993,781
26,845		Robert Half International, Inc	1,537,413
31,255		Rollins, Inc	1,191,128
35,514		Verisk Analytics, Inc	5,138,876
84,713		Waste Management, Inc	9,505,646
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	41,115,332

CONSUMER DURABLES & APPAREL - 1.1%
36,514	*	Capri Holdings Ltd	1,134,490
73,682		DR Horton, Inc	3,858,726
30,997	*	Garmin Ltd	2,905,969
85,867		Hanesbrands, Inc	1,306,037
25,685		Hasbro, Inc	2,499,407
27,507		Leggett & Platt, Inc	1,411,109
60,999		Lennar Corp (Class A)	3,635,540
13,275	*	Mohawk Industries, Inc	1,903,370

222

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

84,465		Newell Rubbermaid, Inc	$1,602,301
272,139		Nike, Inc (Class B)	24,370,048
780	*	NVR, Inc	2,836,540
58,046		Pulte Homes, Inc	2,277,725
15,986		PVH Corp	1,393,340
11,568		Ralph Lauren Corp	1,111,222
60,277		Tapestry, Inc	1,558,763
39,270	*	Under Armour, Inc (Class A)	810,926
47,694	*	Under Armour, Inc (Class C)	882,339
69,554		VF Corp	5,723,599
14,402		Whirlpool Corp	2,190,832
		TOTAL CONSUMER DURABLES & APPAREL	63,412,283

CONSUMER SERVICES - 1.9%
87,702		Carnival Corp	3,761,539
5,677	*	Chipotle Mexican Grill, Inc (Class A)	4,417,614
26,888		Darden Restaurants, Inc	3,018,716
43,808		H&R Block, Inc	1,094,762
62,331		Hilton Worldwide Holdings, Inc	6,043,614
73,044		Las Vegas Sands Corp	4,517,041
59,316		Marriott International, Inc (Class A)	7,506,440
164,967		McDonald’s Corp	32,449,009
110,533		MGM Resorts International	3,150,190
48,314	*	Norwegian Cruise Line Holdings Ltd	2,452,419
37,339		Royal Caribbean Cruises Ltd	4,063,603
259,683		Starbucks Corp	21,958,794
21,784		Wynn Resorts Ltd	2,643,271
66,789		Yum! Brands, Inc	6,793,109
		TOTAL CONSUMER SERVICES	103,870,121

DIVERSIFIED FINANCIALS - 3.4%
11,623		Affiliated Managers Group, Inc	928,445
147,967		American Express Co	17,353,570
28,171		Ameriprise Financial, Inc	4,250,722
186,687		Bank of New York Mellon Corp	8,727,617
25,791		BlackRock, Inc	11,907,705
102,614		Capital One Financial Corp	9,568,756
24,842		CBOE Global Markets, Inc	2,860,556
252,659		Charles Schwab Corp	10,285,748
77,750		CME Group, Inc	15,997,063
68,486		Discover Financial Services	5,496,686
49,973		E*TRADE Financial Corp	2,088,372
58,516		Franklin Resources, Inc	1,612,116
70,257		Goldman Sachs Group, Inc	14,991,439
122,814		IntercontinentalExchange Group, Inc	11,583,816
83,923		Invesco Ltd	1,411,585
8,412		MarketAxess Holdings, Inc	3,100,579
35,798		Moody’s Corp	7,900,261
273,142		Morgan Stanley	12,578,189
18,267		MSCI, Inc (Class A)	4,284,708
25,746		NASDAQ OMX Group, Inc	2,568,678
46,937		Northern Trust Corp	4,678,680
26,241		Raymond James Financial, Inc	2,190,861

223

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

53,669		S&P Global, Inc	$13,846,065
79,417		State Street Corp	5,247,081
130,911		Synchrony Financial	4,630,322
50,839		T Rowe Price Group, Inc	5,887,156
		TOTAL DIVERSIFIED FINANCIALS	185,976,776

ENERGY - 4.3%
83,935		Apache Corp	1,818,032
139,253		Baker Hughes a GE Co	2,980,014
89,832		Cabot Oil & Gas Corp	1,674,468
413,455		Chevron Corp	48,018,664
25,464		Cimarex Energy Co	1,075,090
44,751		Concho Resources, Inc	3,021,588
241,116		ConocoPhillips	13,309,603
93,156	*	Devon Energy Corp	1,889,204
34,971		Diamondback Energy, Inc	2,999,113
124,503		EOG Resources, Inc	8,629,303
921,376	d	Exxon Mobil Corp	62,257,376
192,574		Halliburton Co	3,707,049
25,043		Helmerich & Payne, Inc	939,113
55,517		Hess Corp	3,650,243
33,846		HollyFrontier Corp	1,859,499
423,181		Kinder Morgan, Inc	8,455,156
174,601		Marathon Oil Corp	2,013,150
142,867		Marathon Petroleum Corp	9,136,345
85,855		National Oilwell Varco, Inc	1,942,040
102,535		Noble Energy, Inc	1,974,824
192,683		Occidental Petroleum Corp	7,803,662
90,083		ONEOK, Inc	6,290,496
97,628		Phillips 66	11,404,903
35,729		Pioneer Natural Resources Co	4,395,382
300,588		Schlumberger Ltd	9,826,222
90,684		TechnipFMC plc (Euro OTC)	1,789,195
90,826		Valero Energy Corp	8,808,305
260,237		Williams Cos, Inc	5,805,887
		TOTAL ENERGY	237,473,926

FOOD & STAPLES RETAILING - 1.6%
95,511		Costco Wholesale Corp	28,377,273
172,445		Kroger Co	4,249,045
112,137		SYSCO Corp	8,956,382
163,804		Walgreens Boots Alliance, Inc	8,973,183
309,754		Walmart, Inc	36,321,754
		TOTAL FOOD & STAPLES RETAILING	86,877,637

FOOD, BEVERAGE & TOBACCO - 3.8%
405,146		Altria Group, Inc	18,146,489
120,207		Archer-Daniels-Midland Co	5,053,502
39,045		Brown-Forman Corp (Class B)	2,558,228
36,177		Campbell Soup Co	1,675,357
838,054		Coca-Cola Co	45,615,279
109,321		ConAgra Brands, Inc	2,957,133
36,646		Constellation Brands, Inc (Class A)	6,974,833

224

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

130,251		General Mills, Inc	$6,624,566
33,076		Hershey Co	4,857,872
58,918	e	Hormel Foods Corp	2,409,157
24,661		J.M. Smucker Co	2,606,175
52,945		Kellogg Co	3,363,596
135,205		Kraft Heinz Co	4,371,178
32,711		Lamb Weston Holdings, Inc	2,552,767
26,860		McCormick & Co, Inc	4,316,133
42,250		Molson Coors Brewing Co (Class B)	2,227,420
313,432		Mondelez International, Inc	16,439,508
84,863	*	Monster Beverage Corp	4,763,360
304,527		PepsiCo, Inc	41,771,969
337,767		Philip Morris International, Inc	27,507,744
63,626		Tyson Foods, Inc (Class A)	5,267,597
		TOTAL FOOD, BEVERAGE & TOBACCO	212,059,863

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
384,681		Abbott Laboratories	32,163,178
10,208	*	Abiomed, Inc	2,118,977
16,257	*	Align Technology, Inc	4,101,479
33,315		AmerisourceBergen Corp	2,844,435
55,828		Anthem, Inc	15,022,198
111,630		Baxter International, Inc	8,562,021
58,619		Becton Dickinson & Co	15,006,464
303,785	*	Boston Scientific Corp	12,667,834
65,838		Cardinal Health, Inc	3,255,689
89,255	*	Centene Corp	4,737,655
68,700		Cerner Corp	4,611,144
81,873		Cigna Corp	14,611,056
10,545		Cooper Cos, Inc	3,068,595
283,934		CVS Health Corp	18,850,378
139,240		Danaher Corp	19,190,057
20,772	*	DaVita, Inc	1,217,239
48,887		Dentsply Sirona, Inc	2,678,030
45,678	*	Edwards Lifesciences Corp	10,888,722
58,012		HCA Healthcare, Inc	7,746,922
32,307	*,e	Henry Schein, Inc	2,021,934
57,112	*	Hologic, Inc	2,759,081
29,569		Humana, Inc	8,699,200
18,518	*	IDEXX Laboratories, Inc	5,277,815
25,007	*	Intuitive Surgical, Inc	13,827,621
20,963	*	Laboratory Corp of America Holdings	3,454,073
39,664		McKesson Corp	5,275,312
292,135		Medtronic plc	31,813,501
29,489		Quest Diagnostics, Inc	2,985,761
31,877		Resmed, Inc	4,715,246
69,568		Stryker Corp	15,045,471
9,978		Teleflex, Inc	3,466,457
206,194		UnitedHealth Group, Inc	52,105,224
18,293		Universal Health Services, Inc (Class B)	2,514,556
20,299	*	Varian Medical Systems, Inc	2,452,322
11,019	*	WellCare Health Plans, Inc	3,268,235
45,085		Zimmer Biomet Holdings, Inc	6,232,100

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	349,255,982
225

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
53,458		Church & Dwight Co, Inc	$3,738,852
27,672		Clorox Co	4,086,878
185,897		Colgate-Palmolive Co	12,752,534
63,153		Coty, Inc	738,259
48,220		Estee Lauder Cos (Class A)	8,981,939
74,660		Kimberly-Clark Corp	9,920,821
545,178		Procter & Gamble Co	67,880,113
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	108,099,396

INSURANCE - 4.0%
161,761		Aflac, Inc	8,599,215
72,218		Allstate Corp	7,685,440
188,250		American International Group, Inc	9,969,720
51,292		Aon plc	9,907,563
41,315		Arthur J. Gallagher & Co	3,768,754
14,162		Assurant, Inc	1,785,403
427,007	*	Berkshire Hathaway, Inc (Class B)	90,773,148
99,515		Chubb Ltd	15,168,076
33,093		Cincinnati Financial Corp	3,746,458
9,023		Everest Re Group Ltd	2,319,723
22,307		Globe Life, Inc	2,171,140
78,973		Hartford Financial Services Group, Inc	4,507,779
42,631		Lincoln National Corp	2,407,799
58,005		Loews Corp	2,842,245
109,350		Marsh & McLennan Cos, Inc	11,330,847
174,257		Metlife, Inc	8,153,485
57,966		Principal Financial Group	3,094,225
127,207		Progressive Corp	8,866,328
85,512		Prudential Financial, Inc	7,793,564
55,859		Travelers Cos, Inc	7,320,881
46,773		UnumProvident Corp	1,288,128
28,022		Willis Towers Watson plc	5,237,312
		TOTAL INSURANCE	218,737,233

MATERIALS - 2.7%
48,204		Air Products & Chemicals, Inc	10,279,985
22,909	e	Albemarle Corp	1,391,493
363,009		Amcor plc	3,455,846
18,205		Avery Dennison Corp	2,327,691
70,872		Ball Corp	4,958,914
27,238		Celanese Corp (Series A)	3,299,884
47,840		CF Industries Holdings, Inc	2,169,544
161,748		Corteva, Inc	4,266,912
161,585		Dow, Inc	8,158,427
161,615		DuPont de Nemours, Inc	10,652,045
29,825		Eastman Chemical Co	2,267,893
54,935		Ecolab, Inc	10,551,365
29,484		FMC Corp	2,697,786
317,809		Freeport-McMoRan, Inc (Class B)	3,120,884
22,899	e	International Flavors & Fragrances, Inc	2,793,907

226

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

86,480		International Paper Co	$3,777,446
117,231		Linde plc	23,252,769
55,370		LyondellBasell Industries AF S.C.A	4,966,689
13,541		Martin Marietta Materials, Inc	3,546,523
79,517		Mosaic Co	1,580,798
176,985		Newmont Goldcorp Corp	7,031,614
65,718		Nucor Corp	3,538,914
19,463		Packaging Corp of America	2,130,420
50,929		PPG Industries, Inc	6,372,237
37,285		Sealed Air Corp	1,557,394
17,889		Sherwin-Williams Co	10,238,233
28,851		Vulcan Materials Co	4,121,942
57,610		WestRock Co	2,152,886
		TOTAL MATERIALS	146,660,441

MEDIA & ENTERTAINMENT - 8.1%
166,667		Activision Blizzard, Inc	9,338,352
65,202	*	Alphabet, Inc (Class A)	82,076,278
65,782	*	Alphabet, Inc (Class C)	82,892,556
72,922		CBS Corp (Class B)	2,628,109
35,069	*	Charter Communications, Inc	16,407,382
987,553		Comcast Corp (Class A)	44,262,125
32,619	*,e	Discovery, Inc (Class A)	879,245
75,310	*	Discovery, Inc (Class C)	1,900,824
51,735	*	DISH Network Corp (Class A)	1,778,649
64,140	*	Electronic Arts, Inc	6,183,096
523,589	*	Facebook, Inc	100,345,832
74,154		Fox Corp (Class A)	2,375,894
34,115		Fox Corp (Class B)	1,065,753
80,080		Interpublic Group of Cos, Inc	1,741,740
95,245	*	NetFlix, Inc	27,374,365
79,664		News Corp (Class A)	1,092,194
25,832		News Corp (Class B)	364,748
47,631		Omnicom Group, Inc	3,676,637
24,784	*	Take-Two Interactive Software, Inc	2,982,754
23,266	*	TripAdvisor, Inc	939,946
169,631	*	Twitter, Inc	5,083,841
77,774		Viacom, Inc (Class B)	1,676,808
392,167		Walt Disney Co	50,950,337
		TOTAL MEDIA & ENTERTAINMENT	448,017,465

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
321,722		AbbVie, Inc	25,592,985
67,548		Agilent Technologies, Inc	5,116,761
48,093	*	Alexion Pharmaceuticals, Inc	5,069,002
71,298		Allergan plc	12,556,291
130,091		Amgen, Inc	27,741,906
40,111	*	Biogen Idec, Inc	11,981,557
356,907		Bristol-Myers Squibb Co	20,475,754
153,991	*	Celgene Corp	16,635,648
185,104		Eli Lilly & Co	21,092,601
275,387		Gilead Sciences, Inc	17,544,906
32,136	*	Illumina, Inc	9,496,831
38,476	*	Incyte Corp	3,228,906

227

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

40,205	*	IQVIA Holdings, Inc	$5,806,406
574,359		Johnson & Johnson	75,838,363
557,241		Merck & Co, Inc	48,290,505
5,255	*	Mettler-Toledo International, Inc	3,704,460
115,473	*	Mylan NV	2,211,308
25,057	*	PerkinElmer, Inc	2,153,900
30,274		Perrigo Co plc	1,605,127
1,203,328		Pfizer, Inc	46,171,695
17,126	*	Regeneron Pharmaceuticals, Inc	5,245,351
86,943		Thermo Fisher Scientific, Inc	26,255,047
55,953	*	Vertex Pharmaceuticals, Inc	10,937,692
14,644	*	Waters Corp	3,098,963
104,001		Zoetis, Inc	13,303,808
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	421,155,773

REAL ESTATE - 3.1%
23,587		Alexandria Real Estate Equities, Inc	3,744,436
96,436		American Tower Corp	21,030,763
32,580		Apartment Investment & Management Co	1,787,990
29,716		AvalonBay Communities, Inc	6,467,985
30,841		Boston Properties, Inc	4,231,385
72,129	*	CBRE Group, Inc	3,862,508
89,830		Crown Castle International Corp	12,467,506
45,595		Digital Realty Trust, Inc	5,792,389
77,569		Duke Realty Corp	2,725,775
18,561		Equinix, Inc	10,520,004
74,803		Equity Residential	6,632,034
14,087		Essex Property Trust, Inc	4,608,280
28,675		Extra Space Storage, Inc	3,219,342
16,185		Federal Realty Investment Trust	2,201,322
109,906	*	Healthpeak Properties Inc	4,134,664
161,718		Host Hotels and Resorts, Inc	2,650,558
62,199		Iron Mountain, Inc	2,040,127
92,363		Kimco Realty Corp	1,991,346
28,124		Macerich Co	773,410
25,815		Mid-America Apartment Communities, Inc	3,588,027
137,189		Prologis, Inc	12,039,707
32,679		Public Storage, Inc	7,282,842
68,434		Realty Income Corp	5,597,217
35,553		Regency Centers Corp	2,390,584
24,714		SBA Communications Corp	5,947,424
66,725		Simon Property Group, Inc	10,054,123
18,074		SL Green Realty Corp	1,510,986
62,822		UDR, Inc	3,156,805
82,375		Ventas, Inc	5,362,613
36,437		Vornado Realty Trust	2,391,360
87,031		Welltower, Inc	7,892,841
162,220		Weyerhaeuser Co	4,738,446
		TOTAL REAL ESTATE	172,834,799

RETAILING - 6.5%
15,336		Advance Auto Parts, Inc	2,491,793
90,438	*	Amazon.com, Inc	160,677,577

228

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

5,256	*	AutoZone, Inc	$6,014,861
51,148		Best Buy Co, Inc	3,673,961
9,270	*	Booking Holdings, Inc	18,992,098
35,760	*	CarMax, Inc	3,331,759
56,106		Dollar General Corp	8,996,036
51,564	*	Dollar Tree, Inc	5,692,666
173,231		eBay, Inc	6,106,393
30,318		Expedia, Inc	4,143,258
48,037		Gap, Inc	781,082
31,808		Genuine Parts Co	3,262,865
238,505		Home Depot, Inc	55,948,503
34,856		Kohl’s Corp	1,786,719
51,859		L Brands, Inc	883,677
66,660	*	LKQ Corp	2,265,773
167,866		Lowe’s Companies, Inc	18,735,524
74,884		Macy’s, Inc	1,135,241
25,481	e	Nordstrom, Inc	914,768
16,725	*	O’Reilly Automotive, Inc	7,283,905
78,285		Ross Stores, Inc	8,585,516
111,032		Target Corp	11,870,431
24,121		Tiffany & Co	3,003,306
261,798		TJX Companies, Inc	15,092,655
25,916		Tractor Supply Co	2,462,538
12,623	*	Ulta Beauty, Inc	2,943,052
		TOTAL RETAILING	357,075,957

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
238,331	*	Advanced Micro Devices, Inc	8,086,571
81,237		Analog Devices, Inc	8,662,301
201,649		Applied Materials, Inc	10,941,475
86,530		Broadcom, Inc	25,340,310
964,159		Intel Corp	54,503,909
34,691		Kla-Tencor Corp	5,864,167
31,564		Lam Research Corp	8,555,107
57,946		Maxim Integrated Products, Inc	3,399,112
51,522		Microchip Technology, Inc	4,858,009
240,424	*	Micron Technology, Inc	11,432,161
132,358		NVIDIA Corp	26,606,605
26,731	*	Qorvo, Inc	2,161,469
263,437		QUALCOMM, Inc	21,190,872
38,018		Skyworks Solutions, Inc	3,461,919
202,595		Texas Instruments, Inc	23,904,184
54,498		Xilinx, Inc	4,945,149
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	223,913,320

SOFTWARE & SERVICES - 12.0%
138,438		Accenture plc	25,669,174
105,500	*	Adobe, Inc	29,321,615
35,792	*	Akamai Technologies, Inc	3,096,008
8,410		Alliance Data Systems Corp	841,000
18,179	*	Ansys, Inc	4,002,107
47,693	*	Autodesk, Inc	7,028,040
94,531		Automatic Data Processing, Inc	15,335,764
24,393		Broadridge Financial Solutions, Inc	3,054,491

229

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

60,558	*	Cadence Design Systems, Inc	$3,957,465
27,185		Citrix Systems, Inc	2,959,359
121,064		Cognizant Technology Solutions Corp (Class A)	7,377,640
55,958		DXC Technology Co	1,548,358
134,034		Fidelity National Information Services, Inc	17,660,320
124,301	*	Fiserv, Inc	13,193,308
18,959	*	FleetCor Technologies, Inc	5,578,117
30,185	*	Fortinet, Inc	2,461,889
20,022	*	Gartner, Inc	3,084,990
65,348		Global Payments, Inc	11,055,575
192,450		International Business Machines Corp	25,736,339
56,385		Intuit, Inc	14,519,137
17,012		Jack Henry & Associates, Inc	2,408,219
28,305		Leidos Holdings, Inc	2,440,740
194,446		MasterCard, Inc (Class A)	53,824,597
1,662,077		Microsoft Corp	238,291,980
129,094		NortonLifelock, Inc	2,953,671
478,273		Oracle Corp	26,061,096
68,705		Paychex, Inc	5,746,486
256,023	*	PayPal Holdings, Inc	26,651,994
190,825	*	salesforce.com, Inc	29,862,204
32,225	*	Synopsys, Inc	4,374,544
22,441	*	VeriSign, Inc	4,264,239
376,198		Visa, Inc (Class A)	67,286,774
91,845		Western Union Co	2,301,636
		TOTAL SOFTWARE & SERVICES	663,948,876

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
64,938		Amphenol Corp (Class A)	6,515,230
924,600		Apple, Inc	230,003,496
11,949	*	Arista Networks, Inc	2,922,367
31,043		CDW Corp	3,970,710
923,921		Cisco Systems, Inc	43,895,487
167,476		Corning, Inc	4,962,314
13,062	*	F5 Networks, Inc	1,881,973
28,578		FLIR Systems, Inc	1,473,482
287,040		Hewlett Packard Enterprise Co	4,710,326
323,756		HP, Inc	5,623,642
7,740	*	IPG Photonics Corp	1,039,327
72,375		Juniper Networks, Inc	1,796,348
41,011	*	Keysight Technologies, Inc	4,138,420
36,395		Motorola Solutions, Inc	6,053,216
50,490		NetApp, Inc	2,821,381
50,782		Seagate Technology, Inc	2,946,879
72,371		TE Connectivity Ltd	6,477,205
63,691		Western Digital Corp	3,289,640
43,922		Xerox Holdings Corp	1,490,273
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	336,011,716

TELECOMMUNICATION SERVICES - 2.3%
1,590,864		AT&T, Inc	61,232,355
217,555		CenturyLink, Inc	2,815,162
68,273	*	T-Mobile US, Inc	5,643,446

900,540		Verizon Communications, Inc	54,455,654
		TOTAL TELECOMMUNICATION SERVICES	124,146,617
230

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 1.9%
28,147		Alaska Air Group, Inc	$1,954,246
87,276		American Airlines Group, Inc	2,623,516
31,037		CH Robinson Worldwide, Inc	2,347,639
173,521		CSX Corp	12,193,321
124,108		Delta Air Lines, Inc	6,835,869
36,696		Expeditors International of Washington, Inc	2,676,606
51,474		FedEx Corp	7,858,021
19,839		JB Hunt Transport Services, Inc	2,332,273
22,429		Kansas City Southern Industries, Inc	3,157,555
56,568		Norfolk Southern Corp	10,295,376
105,033		Southwest Airlines Co	5,895,502
153,192		Union Pacific Corp	25,347,148
48,019	*	United Continental Holdings, Inc	4,362,046
151,673		United Parcel Service, Inc (Class B)	17,468,179
		TOTAL TRANSPORTATION	105,347,297

UTILITIES - 3.5%
146,937		AES Corp	2,505,276
53,588		Alliant Energy Corp	2,858,384
53,255		Ameren Corp	4,137,913
108,163		American Electric Power Co, Inc	10,209,505
39,144		American Water Works Co, Inc	4,825,281
25,809		Atmos Energy Corp	2,902,996
107,578		Centerpoint Energy, Inc	3,127,292
61,741		CMS Energy Corp	3,946,485
71,258		Consolidated Edison, Inc	6,571,413
178,260		Dominion Resources, Inc	14,715,363
39,130		DTE Energy Co	4,982,032
158,884		Duke Energy Corp	14,976,406
79,397		Edison International	4,994,071
44,003		Entergy Corp	5,345,484
51,451		Evergy, Inc	3,288,233
71,490		Eversource Energy	5,986,573
208,414		Exelon Corp	9,480,753
115,828		FirstEnergy Corp	5,596,809
106,285		NextEra Energy, Inc	25,331,967
79,567		NiSource, Inc	2,231,059
54,252		NRG Energy, Inc	2,176,590
25,880		Pinnacle West Capital Corp	2,435,826
155,994		PPL Corp	5,224,239
111,235		Public Service Enterprise Group, Inc	7,042,288
60,528		Sempra Energy	8,746,901
227,358		Southern Co	14,246,252
68,454		WEC Energy Group, Inc	6,462,058
114,900		Xcel Energy, Inc	7,297,299
		TOTAL UTILITIES	191,644,748

		TOTAL COMMON STOCKS	5,490,746,606
		(Cost $3,092,698,716)
231

TIAA-CREF FUNDS - S&P 500 Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.3%

GOVERNMENT AGENCY DEBT - 1.2%
$63,045,000		Federal Home Loan Bank (FHLB)	1.400%	11/01/19	$63,045,000
		TOTAL GOVERNMENT AGENCY DEBT			63,045,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
7,526,819	c	State Street Navigator Securities Lending Government Money Market Portfolio			7,526,819
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			7,526,819

		TOTAL SHORT-TERM INVESTMENTS			70,571,819
		(Cost $70,571,819)
		TOTAL INVESTMENTS - 100.9%			5,561,318,425
		(Cost $3,163,270,535)
		OTHER ASSETS & LIABILITIES, NET - (0.9)%			(49,593,082)
		NET ASSETS - 100.0%			$5,511,725,343

Abbreviation(s):
OTC Over The Counter

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,835,749.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	91	12/20/19	$13,769,970	$13,812,890	$42,920
232

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS
SMALL-CAP BLEND INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.2%
136,406		Adient plc	$2,890,443
173,124	*	American Axle & Manufacturing Holdings, Inc	1,447,317
77,895		Cooper Tire & Rubber Co	2,199,755
25,923	*	Cooper-Standard Holding, Inc	825,907
221,947		Dana Holding Corp	3,602,200
42,050	*	Dorman Products, Inc	3,025,498
58,975	*	Fox Factory Holding Corp	3,593,937
52,912	*	Gentherm, Inc	2,210,134
38,678		LCI Industries, Inc	3,756,407
72,580	*	Modine Manufacturing Co	829,589
30,356	*,e	Motorcar Parts of America, Inc	578,585
55,386		Spartan Motors, Inc	967,594
32,223		Standard Motor Products, Inc	1,687,196
42,751	*	Stoneridge, Inc	1,320,151
83,424		Tenneco, Inc	1,050,308
43,120	*	Visteon Corp	4,011,022
49,491		Winnebago Industries, Inc	2,379,032
		TOTAL AUTOMOBILES & COMPONENTS	36,375,075

BANKS - 12.0%
8,952		1st Constitution Bancorp	169,998
22,445		1st Source Corp	1,148,735
11,249		ACNB Corp	398,102
31,042	*	Allegiance Bancshares, Inc	1,032,457
20,878		Amalgamated Bank	380,188
33,796	*,e	Amerant Bancorp Inc	664,091
16,502		American National Bankshares, Inc	597,372
96,417		Ameris Bancorp	4,131,468
13,659	*	Ames National Corp	378,354
19,228		Arrow Financial Corp	675,287
35,580	*	Atlantic Capital Bancshares, Inc	663,567
126,986		Atlantic Union Bankshares Corp	4,680,704
90,042	*	Axos Financial, Inc	2,615,720
71,300		Banc of California, Inc	981,801
30,409		Bancfirst Corp	1,760,377
150,009		BancorpSouth Bank	4,600,776
8,554	e	Bank First Corp	598,780
25,413		Bank of Commerce Holdings	285,134
21,825		Bank of Marin Bancorp	957,463
86,276		Bank of NT Butterfield & Son Ltd	2,842,794
7,049		Bank of Princeton	202,729
4,650		Bank7 Corp	84,630
22,248		BankFinancial Corp	286,554
10,156		Bankwell Financial Group, Inc	290,665
52,458		Banner Corp	2,831,683
23,689		Bar Harbor Bankshares	593,409
233

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,892	*	Baycom Corp	$335,957
22,676		BCB Bancorp, Inc	292,520
72,770		Berkshire Hills Bancorp, Inc	2,258,053
126,483		Boston Private Financial Holdings, Inc	1,422,934
27,210		Bridge Bancorp, Inc	881,604
37,702	*	Bridgewater Bancshares, Inc	474,668
123,282		Brookline Bancorp, Inc	1,935,527
32,360		Bryn Mawr Bank Corp	1,233,240
18,448		Business First Bancshares, Inc	450,869
38,336	*	Byline Bancorp, Inc	664,746
5,430		C&F Financial Corp	276,170
194,750		Cadence BanCorp	2,995,255
7,508	e	Cambridge Bancorp	581,945
24,618		Camden National Corp	1,090,824
8,590	*	Capital Bancorp, Inc	124,469
23,382		Capital City Bank Group, Inc	665,218
207,669		Capitol Federal Financial	2,963,437
21,659		Capstar Financial Holdings, Inc	366,254
32,888		Carolina Financial Corp	1,248,100
38,112	*	Carter Bank & Trust	748,901
119,934		Cathay General Bancorp	4,266,052
27,893		CBTX, Inc	799,134
195,261		Centerstate Banks of Florida, Inc	4,951,819
43,524		Central Pacific Financial Corp	1,258,714
17,848		Central Valley Community Bancorp	371,774
4,339		Century Bancorp, Inc	377,536
5,329		Chemung Financial Corp	226,856
21,395		Citizens & Northern Corp	550,065
24,852		City Holding Co	1,971,758
22,628		Civista Bancshares, Inc	508,677
24,424		CNB Financial Corp	763,738
13,853	*	Coastal Financial Corp	208,488
15,442		Codorus Valley Bancorp, Inc	334,327
11,060	e	Colony Bankcorp Inc	171,872
115,608		Columbia Banking System, Inc	4,543,394
83,109	*	Columbia Financial, Inc	1,370,467
15,911		Commerce Union Bancshares, Inc	362,134
79,033		Community Bank System, Inc	5,356,857
25,274		Community Bankers Trust Corp	218,873
7,210		Community Financial Corp	240,237
24,977		Community Trust Bancorp, Inc	1,094,242
49,894		ConnectOne Bancorp, Inc	1,211,426
10,644	*	CrossFirst Bankshares, Inc	142,310
44,542	*	Customers Bancorp, Inc	1,050,300
209,445		CVB Financial Corp	4,352,267
50,504		Dime Community Bancshares	974,222
5,168		DNB Financial Corp	235,041
53,316		Eagle Bancorp, Inc	2,406,684
12,847	*	Entegra Financial Corp	386,695
14,141		Enterprise Bancorp, Inc	421,543
38,200		Enterprise Financial Services Corp	1,673,160
23,528	*	Equity Bancshares, Inc	653,137
10,985	*	Esquire Financial Holdings, Inc	266,935
11,519		ESSA Bancorp, Inc	188,336
234

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

150,229		Essent Group Ltd	$7,825,429
7,624		Evans Bancorp, Inc	289,636
18,109	e	Farmers & Merchants Bancorp, Inc	463,590
43,915		Farmers National Banc Corp	655,212
28,040		FB Financial Corp	1,056,267
14,205		Federal Agricultural Mortgage Corp (Class C)	1,203,021
4,854	e	Fidelity D&D Bancorp, Inc	320,121
22,763		Financial Institutions, Inc	715,441
45,340		First Bancorp (NC)	1,711,585
339,776		First Bancorp (Puerto Rico)	3,574,444
15,985		First Bancorp, Inc	451,896
27,274		First Bancshares, Inc	898,951
26,438		First Bank	279,185
82,894		First Busey Corp	2,185,915
12,965		First Business Financial Services, Inc	315,309
4,803	e	First Capital Inc	281,936
15,550		First Choice Bancorp	347,698
150,332		First Commonwealth Financial Corp	2,118,178
25,373		First Community Bancshares, Inc	807,623
31,731		First Defiance Financial Corp	981,123
150,651		First Financial Bancorp	3,531,259
203,826		First Financial Bankshares, Inc	6,783,329
19,489		First Financial Corp	854,982
10,818		First Financial Northwest, Inc	153,075
62,437		First Foundation, Inc	999,616
5,815		First Guaranty Bancshares, Inc	122,115
17,083		First Internet Bancorp	388,467
59,338		First Interstate Bancsystem, Inc	2,489,822
84,962		First Merchants Corp	3,360,247
21,453		First Mid-Illinois Bancshares, Inc	748,710
165,443		First Midwest Bancorp, Inc	3,398,199
11,534		First Northwest Bancorp	202,652
39,429		First of Long Island Corp	924,216
45,799		Flagstar Bancorp, Inc	1,664,336
44,507		Flushing Financial Corp	963,131
25,298	e	FNCB Bancorp Inc	187,964
19,540		Franklin Financial Network, Inc	650,096
6,225	e	Franklin Financial Services Corp	222,793
5,911		FS Bancorp, Inc	338,405
255,762		Fulton Financial Corp	4,363,300
18,000	*,e	FVCBankcorp, Inc	309,960
40,182		German American Bancorp, Inc	1,328,015
136,711		Glacier Bancorp, Inc	5,785,610
17,815		Great Southern Bancorp, Inc	1,076,382
88,458		Great Western Bancorp, Inc	3,084,530
3,193		Greene County Bancorp, Inc	88,829
12,174		Guaranty Bancshares, Inc	385,429
140,135		Hancock Holding Co	5,465,265
45,743		Hanmi Financial Corp	880,553
47,537	*	HarborOne Northeast Bancorp, Inc	485,353
8,413		Hawthorn Bancshares Inc	201,912
53,619		Heartland Financial USA, Inc	2,508,297
64,420		Heritage Commerce Corp	774,328
235

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

56,254		Heritage Financial Corp	$1,548,673
112,889		Hilltop Holdings, Inc	2,637,087
2,051		Hingham Institution for Savings	389,669
11,632		Home Bancorp, Inc	443,877
242,763		Home Bancshares, Inc	4,486,260
37,355	*	HomeStreet, Inc	1,121,024
26,549		HomeTrust Bancshares, Inc	708,858
188,957		Hope Bancorp, Inc	2,696,416
60,357		Horizon Bancorp	1,101,817
21,351	*	Howard Bancorp, Inc	358,270
81,630		IBERIABANK Corp	5,990,826
52,491		Independent Bank Corp (MA)	4,308,461
37,008		Independent Bank Corp (MI)	833,050
54,932		Independent Bank Group, Inc	2,937,214
85,906		International Bancshares Corp	3,518,710
13,794		Investar Holding Corp	342,229
360,553		Investors Bancorp, Inc	4,344,664
128,193		Kearny Financial Corp	1,798,548
76,810		Lakeland Bancorp, Inc	1,271,205
38,893		Lakeland Financial Corp	1,810,469
23,515		LCNB Corp	425,151
6,940		Level One Bancorp, Inc	169,336
41,134		Live Oak Bancshares, Inc	746,582
34,514		Luther Burbank Corp	399,327
38,166		Macatawa Bank Corp	399,026
13,709		Mackinac Financial Corp	214,409
10,592	*	MainStreet Bancshares Inc	219,678
7,526	*	Malvern Bancorp, Inc	168,432
24,154		Mercantile Bank Corp	850,462
12,740		Merchants Bancorp	208,044
75,053		Meridian Bancorp, Inc	1,468,037
54,365		Meta Financial Group, Inc	1,721,196
11,268	*	Metropolitan Bank Holding Corp	483,848
10,212		Mid Penn Bancorp, Inc	260,406
35,348		Midland States Bancorp, Inc	947,326
17,500		MidWestOne Financial Group, Inc	570,412
7,250	*	MMA Capital Holdings Inc	230,767
124,517	*	Mr Cooper Group, Inc	1,593,818
9,578		MutualFirst Financial, Inc	382,066
14,740		MVB Financial Corp	297,011
46,728		National Bank Holdings Corp	1,607,443
10,194		National Bankshares, Inc	428,964
66,688		NBT Bancorp, Inc	2,650,848
12,110	*	Nicolet Bankshares, Inc	835,348
101,963	*	NMI Holdings, Inc	2,982,418
12,348		Northeast Bank	264,371
71,072		Northfield Bancorp, Inc	1,208,935
10,242		Northrim BanCorp, Inc	398,926
157,729		Northwest Bancshares, Inc	2,660,888
6,749		Norwood Financial Corp	210,569
8,461	e	Oak Valley Bancorp	141,299
77,604		OceanFirst Financial Corp	1,857,064
116,891	*	Ocwen Financial Corp	197,546
77,884		OFG Bancorp	1,581,824
236

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

4,776		Ohio Valley Banc Corp	$175,470
24,170		Old Line Bancshares, Inc	707,698
269,221		Old National Bancorp	4,844,632
42,817		Old Second Bancorp, Inc	516,801
22,725		OP Bancorp	222,705
34,466		Opus Bank	854,412
31,189		Origin Bancorp, Inc	1,097,541
60,592		Oritani Financial Corp	1,130,647
15,145		Orrstown Financial Services, Inc	328,495
18,242	*	Pacific Mercantile Bancorp	130,613
91,181		Pacific Premier Bancorp, Inc	3,077,815
21,249		Park National Corp	2,151,461
13,310		Parke Bancorp, Inc	319,972
19,650		PCB Bancorp	328,745
25,015		PCSB Financial Corp	506,804
16,081	*	PDL Community Bancorp	225,616
30,316		Peapack Gladstone Financial Corp	885,227
10,978		Penns Woods Bancorp, Inc	335,597
40,164		PennyMac Financial Services, Inc	1,250,305
5,435		Peoples Bancorp of North Carolina, Inc	161,637
29,347		Peoples Bancorp, Inc	959,940
12,054		Peoples Financial Services Corp	592,816
23,166		People’s Utah Bancorp	674,131
17,353	*	Pioneer Bancorp, Inc	234,266
21,178		Preferred Bank	1,128,999
20,727		Premier Financial Bancorp, Inc	367,904
10,384	*	Provident Bancorp Inc	118,378
8,741		Provident Financial Holdings, Inc	175,344
96,404		Provident Financial Services, Inc	2,405,280
9,485		Prudential Bancorp, Inc	165,513
21,818		QCR Holdings, Inc	885,374
318,902		Radian Group, Inc	8,004,440
23,990		RBB Bancorp	483,159
1,047	*	Red River Bancshares Inc	46,068
88,958		Renasant Corp	3,086,843
14,312		Republic Bancorp, Inc (Class A)	636,455
73,269	*	Republic First Bancorp, Inc	296,739
20,626	*,e	Richmond Mutual Bancorporation, Inc	287,733
31,933		Riverview Bancorp, Inc	229,598
53,338		S&T Bancorp, Inc	2,008,442
53,609		Sandy Spring Bancorp, Inc	1,849,511
12,089		SB One Bancorp	266,925
81,023	*	Seacoast Banking Corp of Florida	2,268,644
20,799	*	Select Bancorp, Inc	235,029
75,317		ServisFirst Bancshares, Inc	2,636,095
20,593		Shore Bancshares, Inc	321,457
20,869		Sierra Bancorp	568,472
143,686		Simmons First National Corp (Class A)	3,436,969
18,802	*	SmartFinancial, Inc	395,782
5,094		South Plains Financial Inc	85,325
53,353		South State Corp	4,207,418
10,325	*	Southern First Bancshares, Inc	416,201
11,627		Southern Missouri Bancorp, Inc	423,339
237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

29,911		Southern National Bancorp of Virginia, Inc	$473,790
50,498		Southside Bancshares, Inc	1,739,656
21,491	*	Spirit of Texas Bancshares, Inc	449,162
27,866		Sterling Bancorp, Inc	270,022
32,479		Stock Yards Bancorp, Inc	1,297,211
16,315		Summit Financial Group, Inc	415,380
14,617		Territorial Bancorp, Inc	432,079
81,722	*	The Bancorp, Inc	890,770
10,965		Timberland Bancorp, Inc	290,573
23,276		Tompkins Trustco, Inc	2,036,883
106,585		TowneBank	2,993,973
42,957		Trico Bancshares	1,616,472
39,629	*	Tristate Capital Holdings, Inc	916,222
38,749	*	Triumph Bancorp, Inc	1,257,405
144,152		Trustco Bank Corp NY	1,245,473
99,273		Trustmark Corp	3,407,049
68,784		UMB Financial Corp	4,488,844
4,553		Union Bankshares, Inc	151,342
151,475		United Bankshares, Inc	5,989,322
121,269		United Community Banks, Inc	3,663,536
81,265		United Community Financial Corp	925,608
15,327		United Security Bancshares	155,876
8,990		Unity Bancorp, Inc	196,342
45,222		Univest Corp of Pennsylvania	1,164,467
503,674		Valley National Bancorp	5,832,545
80,588		Veritex Holdings, Inc	1,984,077
44,167		Walker & Dunlop, Inc	2,782,079
123,175		Washington Federal, Inc	4,490,961
24,034		Washington Trust Bancorp, Inc	1,227,897
38,677		Waterstone Financial, Inc	720,553
82,479		WesBanco, Inc	3,100,386
27,797		West Bancorporation, Inc	652,674
40,710	e	Westamerica Bancorporation	2,687,674
40,969		Western New England Bancorp, Inc	391,664
81,606		WSFS Financial Corp	3,441,325
		TOTAL BANKS	374,335,514

CAPITAL GOODS - 10.2%
63,527		Aaon, Inc	3,091,224
52,196		AAR Corp	2,179,183
85,449		Actuant Corp (Class A)	2,116,572
57,586		Advanced Drainage Systems, Inc	2,131,834
46,804	*	Aegion Corp	1,014,243
113,647	*	Aerojet Rocketdyne Holdings, Inc	4,912,960
34,218	*	Aerovironment, Inc	1,983,960
79,773		Aircastle Ltd	2,171,421
15,322		Alamo Group, Inc	1,640,373
48,170		Albany International Corp (Class A)	4,045,317
11,164		Allied Motion Technologies, Inc	422,669
100,899		Altra Holdings, Inc	3,107,689
32,892	*	Ameresco, Inc	484,828
31,070	*	American Superconductor Corp	243,278
25,983	*	American Woodmark Corp	2,576,474
41,434		Apogee Enterprises, Inc	1,555,432
238

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

59,074		Applied Industrial Technologies, Inc	$3,534,988
76,525		Arcosa, Inc	2,939,325
22,541		Argan, Inc	853,177
31,669	*	Armstrong Flooring, Inc	194,448
33,403		Astec Industries, Inc	1,172,111
38,247	*	Astronics Corp	1,106,868
74,116	*	Atkore International Group, Inc	2,571,825
90,790	*	Axon Enterprise, Inc	4,642,093
40,190		AZZ, Inc	1,558,970
73,669		Barnes Group, Inc	4,305,953
104,779	*	Beacon Roofing Supply, Inc	3,252,340
88,378	*,e	Bloom Energy Corp	270,437
25,623	*	Blue Bird Corp	500,673
13,308	*,e	BlueLinx Holdings, Inc	416,008
104,194	*	BMC Stock Holdings, Inc	2,812,196
60,635		Briggs & Stratton Corp	446,880
178,155	*	Builders FirstSource, Inc	4,028,085
36,566	e	Caesarstone Sdot-Yam Ltd	617,600
24,964	*	CAI International, Inc	593,394
55,969	*	Chart Industries, Inc	3,281,463
31,248	*	CIRCOR International, Inc	1,196,486
36,720		Columbus McKinnon Corp	1,377,734
56,756		Comfort Systems USA, Inc	2,861,070
49,713	*	Commercial Vehicle Group, Inc	362,408
39,950	*,e	Concrete Pumping Holdings Inc	137,428
17,803	*,e	Construction Partners Inc	304,787
54,899	*	Continental Building Products, Inc	1,642,029
68,960	*	Cornerstone Building Brands, Inc	431,000
22,411		CSW Industrials, Inc	1,551,289
48,399		Cubic Corp	3,568,942
35,879		Douglas Dynamics, Inc	1,680,214
17,193	*	Ducommun, Inc	852,429
25,440	*	DXP Enterprises, Inc	878,189
46,519	*	Dycom Industries, Inc	2,120,801
6,567		Eastern Co	181,184
86,987		EMCOR Group, Inc	7,629,630
30,819		Encore Wire Corp	1,732,028
66,324	*,e	Energous Corp	181,728
59,962	*,e	Energy Recovery, Inc	558,246
66,357		EnerSys	4,436,629
143,126	*,e	Enphase Energy, Inc	2,780,938
32,105		EnPro Industries, Inc	2,232,903
40,613		ESCO Technologies, Inc	3,431,392
6,720	e	EVI Industries, Inc	231,101
119,330	*	Evoqua Water Technologies Corp	2,072,762
94,070		Federal Signal Corp	3,051,631
27,202	*	Foundation Building Materials, Inc	505,685
71,999		Franklin Electric Co, Inc	3,877,146
55,759		GATX Corp	4,435,628
9,606	*	Gencor Industries, Inc	120,075
95,651	*	Generac Holdings, Inc	9,237,973
16,974	*	General Finance Corp	166,006
51,649	*	Gibraltar Industries, Inc	2,749,276
239

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

51,598	*	GMS, Inc	$1,545,876
27,897		Gorman-Rupp Co	1,030,515
15,454		Graham Corp	350,188
73,578		Granite Construction, Inc	1,732,026
98,525	*	Great Lakes Dredge & Dock Corp	1,059,144
49,605		Greenbrier Cos, Inc	1,452,930
56,848		Griffon Corp	1,211,431
50,102		H&E Equipment Services, Inc	1,700,462
124,075	*	Harsco Corp	2,515,000
46,673		Helios Technologies, Inc	1,849,651
38,148	*	Herc Holdings, Inc	1,688,431
96,096		Hillenbrand, Inc	2,958,796
9,801		Hurco Cos, Inc	340,977
15,780		Hyster-Yale Materials Handling, Inc	800,362
15,169	*	IES Holdings, Inc	294,279
29,771		Insteel Industries, Inc	567,733
104,575	*	JELD-WEN Holding, Inc	1,787,187
48,539		John Bean Technologies Corp	4,988,353
16,754		Kadant, Inc	1,521,263
43,320		Kaman Corp	2,541,584
125,992		Kennametal, Inc	3,899,452
139,917	*	Kratos Defense & Security Solutions, Inc	2,641,633
7,652	*	Lawson Products, Inc	351,609
14,955	*	LB Foster Co (Class A)	272,181
16,899		Lindsay Corp	1,595,435
43,089		Luxfer Holdings PLC	726,481
24,697	*	Lydall, Inc	483,320
55,657	*	Manitowoc Co, Inc	710,183
38,433	*	Masonite International Corp	2,360,171
93,353	*	Mastec, Inc	5,875,638
94,530	e	Maxar Technologies, Inc	802,560
85,353	*	Mercury Systems, Inc	6,287,102
126,355	*	Meritor, Inc	2,783,601
107,243	*	Milacron Holdings Corp	1,793,103
17,459		Miller Industries, Inc	627,651
50,537		Moog, Inc (Class A)	4,230,452
121,632	*	MRC Global, Inc	1,381,740
88,077		Mueller Industries, Inc	2,710,129
247,680		Mueller Water Products, Inc (Class A)	2,897,856
25,498	*	MYR Group, Inc	877,386
7,210	e	National Presto Industries, Inc	620,709
78,550	*	Navistar International Corp	2,457,044
65,754		NN, Inc	474,744
14,086	*	Northwest Pipe Co	429,623
167,386	*	NOW, Inc	1,764,248
16,719	*	NV5 Holdings, Inc	1,210,957
4,307		Omega Flex, Inc	399,905
30,133	*	Parsons Corp	1,072,735
34,287	*	Patrick Industries, Inc	1,694,121
85,576	*	PGT, Inc	1,511,272
379,993	*,e	Plug Power, Inc	1,006,981
13,125		Powell Industries, Inc	513,975
5,197		Preformed Line Products Co	283,756
70,684		Primoris Services Corp	1,444,781
240

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,557	*	Proto Labs, Inc	$4,029,782
49,507		Quanex Building Products Corp	954,990
54,676		Raven Industries, Inc	1,907,099
38,127	*	RBC Bearings, Inc	6,117,096
46,684	e	REV Group, Inc	580,749
164,808	*	Rexnord Corp	4,662,418
42,928		Rush Enterprises, Inc (Class A)	1,875,524
8,409		Rush Enterprises, Inc (Class B)	360,914
69,977		Simpson Manufacturing Co, Inc	5,782,899
63,988	*,e	SiteOne Landscape Supply, Inc	5,634,783
67,989	*	SPX Corp	3,096,219
65,937	*	SPX FLOW, Inc	2,985,627
19,275		Standex International Corp	1,460,660
42,425	*	Sterling Construction Co, Inc	689,194
177,318	*	Sunrun, Inc	2,755,522
27,701		Tennant Co	2,144,888
96,457		Terex Corp	2,657,390
43,266	*	Textainer Group Holdings Ltd	447,803
50,899	*	Thermon Group Holdings	1,212,923
80,213		Titan International, Inc	214,169
31,094	*	Titan Machinery, Inc	516,160
46,165	*,e	TPI Composites, Inc	947,767
10,107	*	Transcat Inc	316,753
91,876	*	Trex Co, Inc	8,074,982
71,413	*	Trimas Corp	2,308,068
87,777		Triton International Ltd	3,221,416
76,926		Triumph Group, Inc	1,597,753
60,197	*,e	Tutor Perini Corp	931,248
15,363	*	Twin Disc, Inc	165,306
94,494		Universal Forest Products, Inc	4,758,718
18,165	*	Vectrus, Inc	830,322
21,830	*	Veritiv Corp	297,761
29,991	*	Vicor Corp	1,090,173
63,946	*,e	Vivint Solar, Inc	448,262
81,739		Wabash National Corp	1,165,598
43,663		Watts Water Technologies, Inc (Class A)	4,071,575
202,825	*	Welbilt, Inc	3,845,562
82,531	*	Wesco Aircraft Holdings, Inc	909,492
5,431	*	Willis Lease Finance Corp	296,044
82,077	*	Willscot Corp	1,293,534
		TOTAL CAPITAL GOODS	318,138,923

COMMERCIAL & PROFESSIONAL SERVICES - 4.4%
104,620		ABM Industries, Inc	3,814,445
83,311	*	Acacia Research (Acacia Technologies)	211,610
148,648		ACCO Brands Corp	1,360,129
114,653	*	Advanced Disposal Services, Inc	3,758,325
11,667		Barrett Business Services, Inc	1,023,546
14,801		BG Staffing, Inc	283,143
75,096		Brady Corp (Class A)	4,230,909
52,422	*	BrightView Holdings, Inc	933,112
78,363		Brink’s Co	6,657,721
69,519	*	Casella Waste Systems, Inc (Class A)	3,030,333
241

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

78,856	*	CBIZ, Inc	$2,158,289
45,390	*	Ceco Environmental Corp	311,375
33,934	*	Cimpress NV	4,483,360
1,670		Compx International, Inc	24,482
182,477		Covanta Holding Corp	2,634,968
11,364		CRA International, Inc	559,677
66,308		Deluxe Corp	3,436,744
41,579		Ennis, Inc	814,533
80,838		Exponent, Inc	5,135,638
17,056	*	Forrester Research, Inc	588,091
16,520	*	Franklin Covey Co	631,064
58,212	*	FTI Consulting, Inc	6,337,540
20,419	*	GP Strategies Corp	226,651
115,563	e	Healthcare Services Group	2,815,115
28,504		Heidrick & Struggles International, Inc	811,224
23,484	*	Heritage-Crystal Clean, Inc	623,265
92,506		Herman Miller, Inc	4,301,529
66,407		HNI Corp	2,523,466
34,612	*	Huron Consulting Group, Inc	2,289,238
27,732		ICF International, Inc	2,376,355
76,117	*	Innerworkings, Inc	369,167
60,810		Insperity, Inc	6,423,360
89,266		Interface, Inc	1,484,494
50,715		Kelly Services, Inc (Class A)	1,217,667
34,544		Kforce, Inc	1,413,195
53,929		Kimball International, Inc (Class B)	1,097,994
76,811		Knoll, Inc	2,053,926
89,377		Korn/Ferry International	3,279,242
46,161		Matthews International Corp (Class A)	1,707,034
37,888		McGrath RentCorp	2,891,233
30,646	*	Mistras Group, Inc	475,013
70,026		Mobile Mini, Inc	2,634,378
55,551		MSA Safety, Inc	6,670,009
9,268	*	NL Industries, Inc	38,277
15,002	*,e	NRC Group Holdings Corp	183,624
79,741	*	On Assignment, Inc	5,070,730
279,976		Pitney Bowes, Inc	1,231,894
54,428		Quad Graphics, Inc	246,559
47,724		Resources Connection, Inc	699,157
114,081		RR Donnelley & Sons Co	497,393
34,993	*	SP Plus Corp	1,545,641
134,328		Steelcase, Inc (Class A)	2,346,710
19,807		Systemax, Inc	428,623
46,195	*,e	Team, Inc	838,901
85,496		Tetra Tech, Inc	7,478,335
69,840	*	TriNet Group, Inc	3,700,822
64,298	*	TrueBlue, Inc	1,472,424
23,662		Unifirst Corp	4,752,276
34,725		US Ecology, Inc	2,160,937
31,451		Viad Corp	1,919,140
13,806		VSE Corp	530,427
15,639	*	Willdan Group, Inc	473,862
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	135,718,321

242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 3.2%
56,066		Acushnet Holdings Corp	$1,595,078
83,006	*	American Outdoor Brands Corp	587,682
12,138		Bassett Furniture Industries, Inc	185,105
45,377	*	Beazer Homes USA, Inc	681,109
146,168		Callaway Golf Co	2,955,517
13,736	*	Cavco Industries, Inc	2,632,504
40,838	*	Century Communities, Inc	1,232,082
39,749		Clarus Corp	506,800
97,932	*	CROCS, Inc	3,426,641
17,842		Culp, Inc	276,016
45,961	*	Deckers Outdoor Corp	7,027,437
9,151	*	Delta Apparel, Inc	228,317
12,451		Escalade, Inc	142,688
37,258		Ethan Allen Interiors, Inc	734,355
14,191		Flexsteel Industries, Inc	235,145
76,432	*,e	Fossil Group, Inc	831,580
69,925	*	G-III Apparel Group Ltd	1,755,817
197,229	*,e	GoPro, Inc	820,473
35,947	*	Green Brick Partners, Inc	361,986
10,698		Hamilton Beach Brands Holding Co	199,518
39,538	*	Helen of Troy Ltd	5,921,211
19,698		Hooker Furniture Corp	466,252
36,319	*	Installed Building Products, Inc	2,368,725
42,579	*,e	iRobot Corp	2,046,347
7,752		Johnson Outdoors, Inc	453,880
133,167		KB Home	4,752,730
70,307		Kontoor Brands, Inc	2,671,666
70,046		La-Z-Boy, Inc	2,487,333
11,965	*	Legacy Housing Corp	189,645
31,692	*,e	LGI Homes, Inc	2,487,188
20,611		Lifetime Brands, Inc	164,682
14,853	*,e	Lovesac Co	242,549
41,905	*	M/I Homes, Inc	1,851,363
31,774	*	Malibu Boats, Inc	1,036,468
14,127		Marine Products Corp	189,584
28,055	*	MasterCraft Boat Holdings, Inc	441,866
77,084		MDC Holdings, Inc	2,983,922
56,977	*	Meritage Homes Corp	4,107,472
23,252		Movado Group, Inc	605,715
6,361		Nacco Industries, Inc (Class A)	321,231
24,935		Oxford Industries, Inc	1,717,024
5,620	*,e	Purple Innovation, Inc	40,633
11,498		Rocky Brands, Inc	319,759
80,132		Skyline Corp	2,262,126
109,652	*	Sonos, Inc	1,434,248
130,947		Steven Madden Ltd	5,392,397
25,663		Sturm Ruger & Co, Inc	1,174,339
15,461		Superior Uniform Group, Inc	223,721
162,519	*	Taylor Morrison Home Corp	4,071,101
52,560	*	TopBuild Corp	5,462,561
218,408	*	TRI Pointe Homes, Inc	3,437,742
77,996		Tupperware Corp	751,101
243

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,912	*	Unifi, Inc	$652,798
21,188	*	Universal Electronics, Inc	1,104,319
33,254	*	Vera Bradley, Inc	357,813
4,582	*,e	Vince Holding Corp	96,772
90,916	*	Vista Outdoor, Inc	609,137
47,320	*	William Lyon Homes, Inc	915,642
129,418		Wolverine World Wide, Inc	3,841,126
48,191	*,e	YETI Holdings, Inc	1,605,242
43,719	*,e	Zagg, Inc	322,209
		TOTAL CONSUMER DURABLES & APPAREL	97,997,489

CONSUMER SERVICES - 3.4%
89,487	*	Adtalem Global Education, Inc	2,664,923
25,676	*	American Public Education, Inc	557,683
103,108		BBX Capital Corp	460,893
1,723	*	Biglari Holdings, Inc (B Shares)	143,836
30,665		BJ’s Restaurants, Inc	1,214,027
134,198		Bloomin’ Brands, Inc	2,658,462
12,062	e	Bluegreen Vacations Corp	115,916
124,940		Boyd Gaming Corp	3,404,615
58,428		Brinker International, Inc	2,597,125
108,031	*	Career Education Corp	1,529,719
25,532		Carriage Services, Inc	657,704
53,205	*	Carrols Restaurant Group, Inc	379,352
42,809	*	Century Casinos, Inc	316,359
63,256	e	Cheesecake Factory	2,643,468
182,330	*	Chegg, Inc	5,590,238
55,091		Churchill Downs, Inc	7,161,279
25,593	*	Chuy’s Holdings, Inc	623,701
11,857		Collectors Universe	339,822
30,018	e	Cracker Barrel Old Country Store, Inc	4,667,799
57,803		Dave & Buster’s Entertainment, Inc	2,299,403
45,597	*	Del Taco Restaurants, Inc	348,133
91,360	*	Denny’s Corp	1,838,163
26,125	e	Dine Brands Global Inc.	1,911,044
90,362	*	Drive Shack, Inc	360,544
36,431	*	El Pollo Loco Holdings, Inc	423,328
103,187	*,e	Eldorado Resorts, Inc	4,619,682
3,992	*,e	Empire Resorts, Inc	38,762
40,041	*	Fiesta Restaurant Group, Inc	344,152
27,659	*	Golden Entertainment, Inc	400,502
36,890	*,e	Habit Restaurants, Inc	387,714
162,328	*	Houghton Mifflin Harcourt Co	1,048,639
23,634	*	J Alexander’s Holdings, Inc	228,068
40,193		Jack in the Box, Inc	3,377,016
61,253	*	K12, Inc	1,212,197
5,261	*	Kura Sushi USA, Inc	97,065
161,430	*	Laureate Education, Inc	2,494,901
35,052	*	Lindblad Expeditions Holdings, Inc	551,718
66,964		Marriott Vacations Worldwide Corp	7,361,352
18,061	*	Monarch Casino & Resort, Inc	780,055
4,525		Nathan’s Famous, Inc	344,352
42,388	*,e	Noodles & Co	225,928
72,790	*,e	OneSpaWorld Holdings Ltd	1,131,884
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,114	e	Papa John’s International, Inc	$2,055,925
172,802	*	Penn National Gaming, Inc	3,683,275
39,315	*	PlayAGS, Inc	453,695
33,767	*	Potbelly Corp	143,510
16,089		RCI Hospitality Holdings, Inc	301,669
42,335	*	Red Lion Hotels Corp	254,010
19,335	*	Red Robin Gourmet Burgers, Inc	589,718
107,327		Red Rock Resorts, Inc	2,337,582
42,055	*	Regis Corp	866,333
44,698		Ruth’s Chris Steak House, Inc	919,885
89,044	*,e	Scientific Games Corp (Class A)	2,136,166
72,695	*	SeaWorld Entertainment, Inc	1,920,602
31,595	*	Select Interior Concepts Inc	362,079
44,965	*	Shake Shack, Inc	3,699,720
33,179		Strategic Education, Inc	4,082,012
48,787	*,e	Target Hospitality Corp	270,280
103,491		Texas Roadhouse, Inc (Class A)	5,847,242
33,452	e	Twin River Worldwide Holdings Inc	839,645
45,066		Wingstop, Inc	3,759,856
72,695	*	WW International Inc	2,534,875
		TOTAL CONSUMER SERVICES	106,609,602

DIVERSIFIED FINANCIALS - 4.5%
50,736		AG Mortgage Investment Trust	793,511
164,465		Anworth Mortgage Asset Corp	562,470
242,839		Apollo Commercial Real Estate Finance, Inc	4,443,954
43,503		Ares Commercial Real Estate Corp	674,296
103,251		Ares Management Corp	3,053,132
63,039	e	Arlington Asset Investment Corp (Class A)	364,365
93,240	*	ARMOUR Residential REIT, Inc	1,559,905
77,032		Artisan Partners Asset Management, Inc	2,106,825
482	*,h	Ashford, Inc	11,525
21,259	*	Assetmark Financial Holdings, Inc	583,347
3,336	e	Associated Capital Group, Inc	135,442
33,565		B. Riley Financial, Inc	944,855
49,099		Banco Latinoamericano de Exportaciones S.A. (Class E)	1,012,912
196,893		Blackstone Mortgage Trust, Inc	7,147,216
74,899	*	Blucora, Inc	1,620,065
109,797		Brightsphere Investment Group, Inc	1,078,207
105,094	*	Cannae Holdings, Inc	3,068,745
144,647		Capstead Mortgage Corp	1,118,121
28,027		Cherry Hill Mortgage Investment Corp	378,925
34,354		Cohen & Steers, Inc	2,248,126
124,272		Colony Credit Real Estate, Inc	1,780,818
44,627	*	Cowen Group, Inc	668,066
27,634	*	Curo Group Holdings Corp	386,600
5,031		Diamond Hill Investment Group, Inc	708,667
46,023	*	Donnelley Financial Solutions, Inc	520,060
34,804		Dynex Capital, Inc	562,433
27,627	*	Elevate Credit, Inc	112,994
48,878		Ellington Financial Inc	900,333
48,231	*,e	Encore Capital Group, Inc	1,600,787
53,002	*	Enova International, Inc	1,245,017
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

50,790		Exantas Capital Corp	$597,290
78,778	*,e	Ezcorp, Inc (Class A)	414,372
150,417		Federated Investors, Inc (Class B)	4,804,319
233,072		FGL Holdings	2,104,640
65,543		FirstCash, Inc	5,531,174
47,435	*	Focus Financial Partners, Inc	1,037,878
42,779	e	Gain Capital Holdings, Inc	180,527
8,193		GAMCO Investors, Inc (Class A)	129,122
85,458		Granite Point Mortgage Trust, Inc	1,589,519
24,464		Great Ajax Corp	382,862
76,976	*	Green Dot Corp	2,219,988
26,235		Greenhill & Co, Inc	425,007
6,768	e	GWG Holdings Inc	69,372
33,465		Hamilton Lane, Inc	1,995,183
63,448		Houlihan Lokey, Inc	2,998,552
24,954	*	INTL FCStone, Inc	998,160
221,204		Invesco Mortgage Capital, Inc	3,481,751
170,352	e	iShares Russell 2000 Index Fund	26,481,218
42,243		KKR Real Estate Finance Trust, Inc	846,972
162,499		Ladder Capital Corp	2,806,358
213,938		Ladenburg Thalmann Financial Services, Inc	483,500
100,336	*	LendingClub Corp	1,268,247
14,409		Marlin Business Services Corp	342,070
30,544	*,e	Medallion Financial Corp	208,921
72,299		Moelis & Co	2,579,628
27,710		Nelnet, Inc (Class A)	1,697,792
360,914		New York Mortgage Trust, Inc	2,259,322
35,784	*,†	NewStar Financial, Inc	8,640
112,017	*	On Deck Capital, Inc	499,596
17,010		Oppenheimer Holdings, Inc	462,672
98,542		Orchid Island Capital, Inc	548,879
137,122		PennyMac Mortgage Investment Trust	3,138,723
27,062	*	Pico Holdings, Inc	291,728
21,201		Piper Jaffray Cos	1,665,127
36,436		PJT Partners, Inc	1,513,187
70,250	*	PRA Group, Inc	2,383,582
31,033		Pzena Investment Management, Inc (Class A)	257,574
47,214		Ready Capital Corp	747,398
150,007		Redwood Trust, Inc	2,451,114
14,569	*	Regional Management Corp	421,481
31,121	*	Safeguard Scientifics, Inc	351,978
29,361		Sculptor Capital Management, Inc	527,617
9,050	*,e	Siebert Financial Corp	81,178
8,405		Silvercrest Asset Management Group, Inc	101,028
105,847		Stifel Financial Corp	5,925,315
77,030		TPG RE Finance Trust, Inc	1,558,317
1,276		Value Line, Inc	25,813
10,066		Virtus Investment Partners, Inc	1,091,960
112,930	e	Waddell & Reed Financial, Inc (Class A)	1,870,121
75,407		Western Asset Mortgage Capital Corp	757,086
13,237		Westwood Holdings Group, Inc	400,155
215,119		WisdomTree Investments, Inc	1,099,258
9,642	*	World Acceptance Corp	1,000,936
		TOTAL DIVERSIFIED FINANCIALS	138,505,926
246

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

ENERGY - 3.0%
244,708	*	Abraxas Petroleum Corp	$70,965
74,423	*,e	Altus Midstream Co	163,731
29,691		Amplify Energy Corp	215,260
25,056	e	Arch Coal, Inc	1,976,668
196,232		Archrock, Inc	1,891,676
54,093	*	Ardmore Shipping Corp	432,203
93,491		Berry Petroleum Co LLC	877,880
30,979	*	Bonanza Creek Energy, Inc	552,046
23,774		Brigham Minerals, Inc	453,846
74,999	*	Cactus, Inc	2,228,970
75,939	*,e	California Resources Corp	424,499
357,905	*,e	Callon Petroleum Co	1,360,039
133,520	*	Carrizo Oil & Gas, Inc	982,707
61,905	*,e	Chaparral Energy Inc	58,024
217,570	*	Clean Energy Fuels Corp	489,532
299,139	*	CNX Resources Corp	2,521,742
22,205	*	Comstock Resources Inc	151,882
40,810	*	CONSOL Energy, Inc	539,916
29,547	*	Contura Energy Inc	677,808
94,509	*,e	Covia Holdings Corp	130,422
45,388		CVR Energy, Inc	2,152,299
117,382		Delek US Holdings, Inc	4,689,411
790,595	*,e	Denbury Resources, Inc	789,093
143,520		DHT Holdings, Inc	1,109,410
97,887	*,e	Diamond Offshore Drilling, Inc	517,822
38,324	*,e	Diamond S Shipping Inc	559,530
23,217		DMC Global, Inc	1,038,729
42,831	*	Dorian LPG Ltd	533,246
56,236	*	Dril-Quip, Inc	2,306,801
33,623	*,e	Earthstone Energy, Inc	130,457
139,519	*,e	Energy Fuels, Inc	280,433
32,657	*	Era Group, Inc	315,793
40,260		Evolution Petroleum Corp	226,261
48,747	*	Exterran Corp	617,624
147,875	*,e	Extraction Oil & Gas, Inc	251,387
56,962	e	Falcon Minerals Corp	350,886
141,872	*	Forum Energy Technologies, Inc	164,571
157,452	*	Frank’s International NV	771,515
58,518	*	FTS International, Inc	88,947
62,599		GasLog Ltd	858,232
19,584	*	Geospace Technologies Corp	285,731
148,544		Golar LNG Ltd	2,045,451
10,568	*	Goodrich Petroleum Corp	101,770
58,738		Green Plains Renewable Energy, Inc	724,240
244,979	*	Gulfport Energy Corp	682,267
33,512		Hallador Energy Co	112,768
215,269	*	Helix Energy Solutions Group, Inc	1,849,161
198,949	*	HighPoint Resources Corp	210,886
75,910	*	Independence Contract Drilling, Inc	67,560
39,063	*	International Seaways, Inc	982,044
100,715	*,e	Jagged Peak Energy, Inc	714,069
247

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

33,152	*	KLX Energy Services Holdings, Inc	$263,227
266,188	*	Laredo Petroleum Holdings, Inc	628,204
82,563	e	Liberty Oilfield Services, Inc	760,405
157,575	*,e	Magnolia Oil & Gas Corp	1,547,386
28,914		Mammoth Energy Services, Inc	46,262
169,331	*	Matador Resources Co	2,355,394
43,973	*	Matrix Service Co	824,933
152,128	*,e	McDermott International, Inc	247,969
31,688	*,e	Montage Resources Corp	143,230
554,674		Nabors Industries Ltd	1,026,147
48,752	*,e	National Energy Services Reunited Corp	336,876
20,410	*	Natural Gas Services Group, Inc	242,675
12,987	*	NCS Multistage Holdings, Inc	29,221
134,162	*	Newpark Resources, Inc	804,972
9,330	*,e	NextDecade Corp	55,234
240,458	*	NexTier Oilfield Solutions, Inc	1,038,780
24,363	*,e	Nine Energy Service, Inc	137,651
444,880	*,e	Noble Corp plc	547,202
234,731	e	Nordic American Tanker Shipping	840,337
464,998	*,e	Northern Oil And Gas, Inc	911,396
490,355	*	Oasis Petroleum, Inc	1,279,827
156,800	*	Oceaneering International, Inc	2,220,288
95,405	*	Oil States International, Inc	1,361,429
95,875	*	Overseas Shipholding Group, Inc	156,276
52,258	*	Pacific Drilling SA	130,645
24,068		Panhandle Oil and Gas, Inc (Class A)	341,525
51,541	*	Par Pacific Holdings, Inc	1,167,404
13,834	*	Parker Drilling Co	255,514
96,736	*	PDC Energy, Inc	1,929,883
108,607		Peabody Energy Corp	1,143,632
19,905	*	Penn Virginia Corp	473,739
768	*	PrimeEnergy Corp	121,667
131,013	*	ProPetro Holding Corp	1,015,351
371,547		Questar Market Resources, Inc	1,237,251
57,873	*,e	Renewable Energy Group, Inc	945,645
8,964	*	Rex American Resources Corp	725,367
23,949	*	RigNet, Inc	125,493
91,109	*,e	Ring Energy, Inc	151,241
44,853	*,e	Roan Resources, Inc	67,279
23,757	*,e	Rosehill Resources, Inc	36,586
85,718	e	RPC, Inc	354,873
49,886	*	SandRidge Energy, Inc	218,501
68,910		Scorpio Tankers, Inc	2,192,027
26,978	*	SEACOR Holdings, Inc	1,157,626
28,281	*	SEACOR Marine Holdings, Inc	367,936
132,745	*,e	Seadrill Ltd	233,631
98,442	*	Select Energy Services, Inc	748,159
123,352		SemGroup Corp	1,985,967
126,898		Ship Finance International Ltd	1,836,214
16,984	*	SilverBow Resources, Inc	134,174
174,917		SM Energy Co	1,371,349
33,590	*,e	Smart Sand, Inc	78,265
47,476		Solaris Oilfield Infrastructure, Inc	505,145
835,821	*	Southwestern Energy Co	1,713,433
248

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

381,041	*	SRC Energy, Inc	$1,188,848
30,883	*	Talos Energy, Inc	664,911
120,508	e	Teekay Corp	615,796
294,434		Teekay Tankers Ltd (Class A)	600,645
149,981	*,e	Tellurian, Inc	1,195,349
203,947	*	Tetra Technologies, Inc	346,710
61,550	*	Tidewater, Inc	998,956
83,708	*	Unit Corp	170,764
270,509	*,e	Uranium Energy Corp	256,199
114,007	e	US Silica Holdings, Inc	508,471
29,571	*	US Well Services Inc	56,481
151,370	*	W&T Offshore, Inc	610,021
139,648	*,e	Whiting Petroleum Corp	885,368
101,614		World Fuel Services Corp	4,244,417
		TOTAL ENERGY	94,641,989

FOOD & STAPLES RETAILING - 0.5%
49,275		Andersons, Inc	907,645
38,192	*	Chefs’ Warehouse Holdings, Inc	1,265,110
15,499	*	HF Foods Group Inc	301,146
21,713		Ingles Markets, Inc (Class A)	856,144
15,774	*	Natural Grocers by Vitamin C	138,338
160,929	*	Performance Food Group Co	6,857,185
34,158		Pricesmart, Inc	2,531,108
89,952	*,e	Rite Aid Corp	827,558
55,376		Spartan Stores, Inc	725,149
85,023	*	United Natural Foods, Inc	637,672
12,873		Village Super Market (Class A)	341,135
14,207		Weis Markets, Inc	546,827
		TOTAL FOOD & STAPLES RETAILING	15,935,017

FOOD, BEVERAGE & TOBACCO - 1.7%
175,658	*,e	22nd Century Group, Inc	331,994
6,265		Alico, Inc	205,805
98,289	e	B&G Foods, Inc (Class A)	1,528,394
13,007	*	Boston Beer Co, Inc (Class A)	4,870,601
2,556	*,e	Bridgford Foods Corp	63,056
25,398	e	Calavo Growers, Inc	2,202,769
49,356		Cal-Maine Foods, Inc	1,968,811
47,762	*,e	Celsius Holdings, Inc	168,122
7,311		Coca-Cola Bottling Co Consolidated	2,005,846
19,135	*	Craft Brewers Alliance, Inc	139,494
256,053	*	Darling International, Inc	4,941,823
126,408	e	Dean Foods Co	123,880
16,534	*	Farmer Bros Co	212,131
49,340		Fresh Del Monte Produce, Inc	1,573,946
53,036	*	Freshpet, Inc	2,771,661
190,668	*	Hostess Brands, Inc	2,436,737
23,863		J&J Snack Foods Corp	4,552,106
13,321		John B. Sanfilippo & Son, Inc	1,413,625
29,765		Lancaster Colony Corp	4,142,693
40,070	*	Landec Corp	394,689
25,431		Limoneira Co	481,155
249

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,132	e	MGP Ingredients, Inc	$863,461
17,909	e	National Beverage Corp	787,280
138,626	*,e	New Age Beverages Corp	372,904
55,014	*,e	Primo Water Corp	665,394
12,412	*,e	Pyxus International, Inc	141,745
31,180		Sanderson Farms, Inc	4,826,976
11,015	*	Seneca Foods Corp	389,711
128,099	*	Simply Good Foods Co	3,143,549
26,021	e	Tootsie Roll Industries, Inc	892,000
13,030	e	Turning Point Brands, Inc	271,936
38,500		Universal Corp	2,109,800
172,005		Vector Group Ltd	2,098,461
		TOTAL FOOD, BEVERAGE & TOBACCO	53,092,555

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
131,440	*	Accuray, Inc	341,744
16,589	*	Addus HomeCare Corp	1,396,960
257,053	*	Allscripts Healthcare Solutions, Inc	2,812,160
61,624	*	Alphatec Holdings Inc	423,973
49,273	*	Amedisys, Inc	6,332,566
30,348	*,e	American Renal Associates Holdings, Inc	252,495
72,396	*	AMN Healthcare Services, Inc	4,253,989
54,209	*	Angiodynamics, Inc	829,398
250,753	*,e	Antares Pharma, Inc	842,530
9,651	*,e	Apollo Medical Holdings, Inc	144,475
62,798	*	Apyx Medical Corp	414,467
57,608	*	AtriCure, Inc	1,531,797
2,278		Atrion Corp	1,921,334
32,121	*,e	Avalon GloboCare Corp	46,897
73,284	*	Avanos Medical, Inc	3,227,427
12,034	*	Avedro Inc	279,670
53,438	*	AxoGen, Inc	664,502
24,641	*,e	Axonics Modulation Technologies, Inc	609,126
9,868	*,e	BioLife Solutions Inc	167,855
23,247	*	BioSig Technologies Inc	154,128
51,987	*	BioTelemetry, Inc	2,046,208
289,821	*	Brookdale Senior Living, Inc	2,130,184
53,348	*	Cardiovascular Systems, Inc	2,375,053
149,336	*	Castlight Health, Inc	225,497
10,467	*,e	Catasys Inc	163,390
216,953	*	Cerus Corp	943,746
113,135	*,e	Community Health Systems, Inc	400,498
18,622		Computer Programs & Systems, Inc	429,610
94,450	*,e	ConforMIS, Inc	180,399
42,229		Conmed Corp	4,646,035
13,614	*	Corvel Corp	1,077,140
56,469	*	Cross Country Healthcare, Inc	610,430
54,721	*	CryoLife, Inc	1,228,486
48,562	*,e	CryoPort, Inc	681,325
21,998	*	Cutera, Inc	692,937
41,296	*,e	CytoSorbents Corp	196,156
95,753	*	Diplomat Pharmacy, Inc	520,896
20,440	*,e	ElectroCore LLC	32,295
79,530		Ensign Group, Inc	3,360,142
250

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

68,286	*	Enzo Biochem, Inc	$215,784
122,531	*	Evolent Health, Inc	933,686
145,787	*	Genesis Health Care, Inc	186,607
90,683	*	GenMark Diagnostics, Inc	508,732
56,106	*,e	Glaukos Corp	3,581,246
119,645	*	Globus Medical, Inc	6,265,809
79,971	*	Haemonetics Corp	9,654,899
57,838	*	Hanger Orthopedic Group, Inc	1,307,717
12,622	*,e	Health Catalyst, Inc	405,924
107,472	*	HealthEquity, Inc	6,103,335
39,664	*	HealthStream, Inc	1,112,972
10,667	*,e	Heska Corp	864,240
135,563	*	HMS Holdings Corp	4,431,554
28,397	*	Inogen, Inc	1,545,791
114,329	*,e	Inovalon Holdings, Inc	1,786,962
21,022	*	Inspire Medical Systems, Inc	1,281,922
51,119	*	Integer Holding Corp	3,958,655
13,673	*	IntriCon Corp	282,758
59,772		Invacare Corp	461,440
7,027	*,e	iRadimed Corp	177,432
38,618	*	iRhythm Technologies, Inc	2,580,455
19,316	*	Joint Corp	368,356
61,773	*	Lantheus Holdings, Inc	1,287,967
25,161		LeMaitre Vascular, Inc	870,571
46,850	*	LHC Group, Inc	5,198,945
75,367	*	LivaNova plc	5,330,708
22,407	*,e	Livongo Health, Inc	483,767
34,200	*	Magellan Health Services, Inc	2,219,580
65,618		Meridian Bioscience, Inc	642,400
82,859	*	Merit Medical Systems, Inc	1,711,453
5,915	e	Mesa Laboratories, Inc	1,347,141
10,884	*	Misonix Inc	188,837
19,023		National Healthcare Corp	1,563,310
19,130		National Research Corp	1,098,636
53,349	*	Natus Medical, Inc	1,796,794
79,561	*	Neogen Corp	5,176,239
19,273	*,e	Neuronetics, Inc	171,722
46,919	*	Nevro Corp	4,044,418
87,625	*	NextGen Healthcare, Inc	1,481,301
135,053	*	Novocure Ltd	9,675,197
81,021	*	NuVasive, Inc	5,715,221
65,403	*	Omnicell, Inc	4,603,717
23,835	*,e	OptimizeRx Corp	309,855
213,194	*	Option Care Health, Inc	754,707
88,809	*	OraSure Technologies, Inc	758,429
28,813	*	Orthofix International NV	1,211,010
15,359	*,e	OrthoPediatrics Corp	594,086
105,865		Owens & Minor, Inc	712,471
130,837	e	Patterson Cos, Inc	2,241,238
39,765	*	Pennant Group, Inc	715,372
30,588	*,e	PetIQ, Inc	756,135
15,802	*,e	Phreesia, Inc	468,213
18,390	*	Providence Service Corp	1,174,569
251

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,512	*,e	Pulse Biosciences, Inc	$232,489
55,101	*	Quidel Corp	3,135,247
159,184	*	R1 RCM, Inc	1,692,126
65,813	*	RadNet, Inc	1,027,999
111,582	*,e	Rockwell Medical, Inc	246,596
83,566	*	RTI Biologics, Inc	183,845
26,698	*	SeaSpine Holdings Corp	369,500
170,642	*	Select Medical Holdings Corp	3,109,097
175,475	*,e	Senseonics Holdings, Inc	205,306
12,137	*,e	Shockwave Medical Inc	412,901
23,791	*	SI-BONE, Inc	396,120
59,883	*,e	Sientra, Inc	385,048
18,052	*	Silk Road Medical Inc	597,882
17,627		Simulations Plus, Inc	624,172
11,378	*,e	Soliton Inc	126,523
70,258	*	Staar Surgical Co	2,303,057
37,523	*,e	Surgery Partners, Inc	298,308
19,960	*	SurModics, Inc	948,300
30,334	*,e	Tabula Rasa HealthCare, Inc	1,545,214
28,821	*	Tactile Systems Technology, Inc	1,309,050
87,897	*	Tandem Diabetes Care, Inc	5,412,697
111,695	*,e	Teladoc, Inc	8,555,837
159,581	*	Tenet Healthcare Corp	4,043,783
75,044	*	Tivity Health, Inc	1,216,463
298,305	*,e	TransEnterix, Inc	68,073
9,771	*,e	Transmedics Group, Inc	175,292
35,180	*,e	Triple-S Management Corp (Class B)	532,273
19,580		US Physical Therapy, Inc	2,769,983
5,133		Utah Medical Products, Inc	525,979
22,768	*	Vapotherm, Inc	234,510
59,325	*	Varex Imaging Corp	1,780,343
104,990	*,e	ViewRay, Inc	272,974
49,523	*	Vocera Communications, Inc	986,498
196,851	*	Wright Medical Group NV	4,094,501
22,997	e	Zynex Inc	212,492
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	210,938,683

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
17,940	*	Central Garden & Pet Co	538,559
65,097	*	Central Garden and Pet Co (Class A)	1,840,943
83,040	*	Edgewell Personal Care Co	2,906,400
43,603	*	elf Beauty, Inc	732,530
28,066		Inter Parfums, Inc	2,173,150
20,649	*	Lifevantage Corp	280,001
17,873		Medifast, Inc	1,982,831
12,223	*	Nature’s Sunshine Products, Inc	115,385
8,691		Oil-Dri Corp of America	304,272
13,484	*,e	Revlon, Inc (Class A)	354,494
19,891	*	USANA Health Sciences, Inc	1,474,122
21,612		WD-40 Co	4,050,089
12,281	*,e	Youngevity International Inc	57,352
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	16,810,128
252

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

INSURANCE - 2.3%
72,148	*	AMBAC Financial Group, Inc	$1,479,034
139,362		American Equity Investment Life Holding Co	3,439,454
30,019		Amerisafe, Inc	1,907,107
51,879		Argo Group International Holdings Ltd	3,209,754
76,788	*,e	Citizens, Inc (Class A)	511,408
247,210		Conseco, Inc	3,868,837
24,529		Crawford & Co	259,762
15,160		Donegal Group, Inc (Class A)	223,155
34,734	*	eHealth, Inc	2,398,035
49,147		Employers Holdings, Inc	2,080,884
17,916	*	Enstar Group Ltd	3,599,324
15,569		FBL Financial Group, Inc (Class A)	893,349
14,809		FedNat Holding Co	212,509
787,623	*	Genworth Financial, Inc (Class A)	3,371,027
12,215		Global Indemnity Ltd	302,443
18,604	e	Goosehead Insurance, Inc	952,153
41,579	*	Greenlight Capital Re Ltd (Class A)	449,053
17,649	*	Hallmark Financial Services	314,505
10,907		HCI Group, Inc	458,639
14,397	*,e	Health Insurance Innovations, Inc	381,233
44,083		Heritage Insurance Holdings, Inc	587,186
65,238		Horace Mann Educators Corp	2,841,767
7,770		Independence Holding Co	303,807
2,119		Investors Title Co	321,452
45,296		James River Group Holdings Ltd	1,622,050
31,502		Kinsale Capital Group, Inc	3,330,391
123,462	*	MBIA, Inc	1,146,962
107,088		National General Holdings Corp	2,283,116
3,625		National Western Life Group, Inc	988,175
12,045	*	NI Holdings, Inc	210,788
10,662	*,e	Palomar Holdings, Inc	481,389
83,136		ProAssurance Corp	3,260,594
14,145	*	ProSight Global, Inc	224,340
15,779		Protective Insurance Corp	251,044
62,119		RLI Corp	6,045,421
23,414		Safety Insurance Group, Inc	2,275,841
91,370		Selective Insurance Group, Inc	6,315,495
27,501		State Auto Financial Corp	910,008
36,075		Stewart Information Services Corp	1,476,189
122,243	*	Third Point Reinsurance Ltd	1,160,086
29,168		Tiptree Financial, Inc	214,385
44,821	*,e	Trupanion, Inc	1,062,258
33,339		United Fire & Casualty Co	1,517,591
27,826		United Insurance Holdings Corp	341,147
47,585		Universal Insurance Holdings, Inc	1,290,029
33,290	*,e	Watford Holdings Ltd	896,833
		TOTAL INSURANCE	71,670,009

MATERIALS - 3.8%
24,757	e	Advanced Emissions Solutions, Inc	342,389
45,147	*	AdvanSix, Inc	1,027,546
512,691	*,e	AK Steel Holding Corp	1,209,951
197,467	*	Allegheny Technologies, Inc	4,148,782
253

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

47,693		American Vanguard Corp	$666,748
61,334	*,e	Amyris, Inc	203,322
50,188		Balchem Corp	5,079,527
59,569		Boise Cascade Co	2,130,783
72,749		Carpenter Technology Corp	3,566,156
85,982	*	Century Aluminum Co	501,275
11,345		Chase Corp	1,329,067
25,144	*	Clearwater Paper Corp	466,170
414,395	e	Cleveland-Cliffs, Inc	2,996,076
339,526	*	Coeur Mining, Inc	1,874,184
179,817		Commercial Metals Co	3,475,863
53,615		Compass Minerals International, Inc	3,028,175
122,593	*	Ferro Corp	1,364,460
69,112	*,†	Ferroglobe plc	0
95,983	*,e	Flotek Industries, Inc	183,328
30,751	*,e	Forterra, Inc	252,466
40,163		FutureFuel Corp	495,210
84,020	*	GCP Applied Technologies, Inc	1,735,853
95,287	*	Gold Resource Corp	417,357
41,307		Greif, Inc (Class A)	1,617,995
11,216		Greif, Inc (Class B)	527,488
79,470		H.B. Fuller Co	3,878,136
14,420		Hawkins, Inc	616,455
19,140		Haynes International, Inc	659,564
762,358		Hecla Mining Co	1,753,423
65,227	*	Ingevity Corp	5,492,766
28,868		Innophos Holdings, Inc	941,674
37,667		Innospec, Inc	3,441,257
154,641	*	Intrepid Potash, Inc	477,841
24,946		Kaiser Aluminum Corp	2,671,218
29,341	*	Koppers Holdings, Inc	941,846
49,395	*	Kraton Polymers LLC	1,107,436
36,085	e	Kronos Worldwide, Inc	457,558
235,095	*	Livent Corp	1,612,752
193,815		Louisiana-Pacific Corp	5,665,212
39,524	*	LSB Industries, Inc	167,187
66,564	*	Marrone Bio Innovations, Inc	87,864
31,415		Materion Corp	1,785,629
9,337	*	Mayville Engineering Co Inc	79,831
54,573		Minerals Technologies, Inc	2,698,635
54,965		Myers Industries, Inc	930,557
25,983		Neenah Paper, Inc	1,675,903
369,070	*	Novagold Resources Inc	2,686,830
18,593		Olympic Steel, Inc	278,523
70,217	*	Omnova Solutions, Inc	709,894
92,520	*	Orion Engineered Carbons SA	1,532,131
71,238		PH Glatfelter Co	1,282,284
121,073		PolyOne Corp	3,880,390
59,329	*	PQ Group Holdings, Inc	977,149
20,249		Quaker Chemical Corp	3,095,667
24,375	*,e	Ramaco Resources, Inc	86,531
83,684		Rayonier Advanced Materials, Inc	348,962
25,988	*	Ryerson Holding Corp	225,836
40,003		Schnitzer Steel Industries, Inc (Class A)	853,664
254

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

47,103		Schweitzer-Mauduit International, Inc	$1,907,200
66,212		Sensient Technologies Corp	4,142,223
32,591		Stepan Co	3,184,793
175,477	*	Summit Materials, Inc	4,023,688
131,580	*	SunCoke Energy, Inc	696,058
15,787		Synalloy Corp	247,224
64,558	*	TimkenSteel Corp	362,816
33,536	*	Trecora Resources	294,111
42,018		Tredegar Corp	835,318
63,527		Trinseo S.A.	2,699,897
140,975		Tronox Holdings plc	1,196,878
9,972	*	UFP Technologies, Inc	414,935
3,011		United States Lime & Minerals, Inc	266,474
25,258	*	US Concrete, Inc	1,319,983
47,510		Valhi, Inc	89,794
53,863	*	Verso Corp	788,554
79,176		Warrior Met Coal, Inc	1,542,348
58,799	*	Worthington Industries, Inc	2,164,391
		TOTAL MATERIALS	117,917,461

MEDIA & ENTERTAINMENT - 1.7%
78,788	e	AMC Entertainment Holdings, Inc	738,244
14,815	*,e	Boston Omaha Corp	332,745
23,112	*,e	Cardlytics, Inc	968,624
34,214	*	Care.com, Inc	399,620
117,156	*,e	Cargurus, Inc	3,935,270
109,483	*	Cars.com, Inc	1,238,253
149,516	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	670,579
94,062	*	Clear Channel	219,164
72,522	*	comScore, Inc	167,526
20,914	*	Cumulus Media Inc	286,313
1,761	*,e	Daily Journal Corp	494,859
75,575	*	DHI Group, Inc	273,581
41,047		Emerald Expositions Events, Inc	398,977
196,995	e	Entercom Communications Corp (Class A)	685,543
94,262		Entravision Communications Corp (Class A)	267,704
112,649	*,e	Eros International plc	252,334
59,090	*,e	Eventbrite Inc	1,062,438
16,691	*	EverQuote Inc	338,827
86,728		EW Scripps Co (Class A)	1,165,191
68,333	*	Fluent, Inc	159,216
165,085		Gannett Co, Inc	1,791,172
173,432	*	Glu Mobile, Inc	1,028,452
144,964	*	Gray Television, Inc	2,378,859
29,344	*	Hemisphere Media Group, Inc	378,831
80,824	*	Imax Corp	1,725,592
79,097	*	Lee Enterprises, Inc	143,166
14,652	*	Liberty Braves Group (Class A)	432,527
55,642	*	Liberty Braves Group (Class C)	1,636,431
73,798	*	Liberty Latin America Ltd (Class A)	1,379,285
176,639	*	Liberty Latin America Ltd (Class C)	3,251,924
113,373	*	Liberty TripAdvisor Holdings, Inc	1,094,049
56,648	*,e	LiveXLive Media, Inc	96,302
255

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,398	*	Loral Space & Communications, Inc	$855,706
51,428	*	Marchex, Inc (Class B)	170,227
33,014		Marcus Corp	1,191,805
82,233	*	MDC Partners, Inc	257,389
113,025	*	Meet Group, Inc	481,486
61,705		Meredith Corp	2,326,278
88,623	*,e	MSG Networks, Inc	1,436,579
102,836		National CineMedia, Inc	863,308
91,052	e	New Media Investment Group, Inc	802,168
75,667	*,e	QuinStreet, Inc	970,808
26,334	*	Reading International, Inc	299,418
31,852	*	Rosetta Stone, Inc	610,284
6,926		Saga Communications, Inc	208,957
44,905		Scholastic Corp	1,728,842
37,457	*	TechTarget, Inc	913,951
339,161		TEGNA, Inc	5,097,590
12,306	*	Travelzoo, Inc	124,537
22,998		Tribune Publishing Co	206,062
155,467	*	TrueCar, Inc	509,932
43,015	*	WideOpenWest, Inc	273,145
109,676	*	Yelp, Inc	3,784,919
		TOTAL MEDIA & ENTERTAINMENT	52,504,989

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.6%
59,391	*	Abeona Therapeutics, Inc	140,757
164,436	*,e	Acadia Pharmaceuticals, Inc	6,973,731
41,594	*,e	Accelerate Diagnostics, Inc	640,548
68,746	*	Acceleron Pharma, Inc	3,084,633
116,095	*,e	AcelRx Pharmaceuticals, Inc	232,190
7,665	*,e	Acer Therapeutics Inc	23,991
213,179	*	Achillion Pharmaceuticals, Inc	1,366,477
51,324	*,e	Aclaris Therapeutics, Inc	89,817
71,388	*	Acorda Therapeutics, Inc	117,790
30,778	*,e	Adamas Pharmaceuticals, Inc	126,498
77,727	*,e	ADMA Biologics, Inc	380,085
80,821	*	Adverum Biotechnologies, Inc	587,569
40,056	*	Aeglea BioTherapeutics, Inc	304,826
65,929	*,e	Aerie Pharmaceuticals, Inc	1,462,964
89,223	*,e	Affimed NV	262,316
160,078	*,e	Agenus, Inc	414,602
31,726	*,e	AgeX Therapeutics, Inc	49,493
70,102	*,e	Aimmune Therapeutics, Inc	1,950,238
20,944	*,e	Akcea Therapeutics, Inc	383,904
174,623	*	Akebia Therapeutics, Inc	651,344
7,420	*,e	Akero Therapeutics, Inc	172,218
139,984	*	Akorn, Inc	698,520
16,872	*	Albireo Pharma, Inc	309,939
116,754	*,†	Alder Biopharmaceuticals Inc	102,744
35,286	*	Aldeyra Therapeutics, Inc	197,249
46,696	*,e	Alector, Inc	786,361
31,334	*,e	Allakos, Inc	2,149,512
60,724	*,e	Allogene Therapeutics, Inc	1,748,851
51,103	*,e	AMAG Pharmaceuticals, Inc	495,955
394,614	*	Amicus Therapeutics, Inc	3,326,596
256

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

165,717	*	Amneal Pharmaceuticals, Inc	$510,408
54,609	*	Amphastar Pharmaceuticals, Inc	1,054,773
37,940	*	AnaptysBio, Inc	1,431,097
63,628	*,e	Anavex Life Sciences Corp	173,068
14,742	*	ANI Pharmaceuticals, Inc	1,151,498
20,833	*	Anika Therapeutics, Inc	1,466,435
74,313	*	Apellis Pharmaceuticals, Inc	2,184,059
3,235	*	Applied Therapeutics, Inc	53,410
49,135	*	Arcus Biosciences, Inc	385,710
69,190	*	Ardelyx, Inc	345,950
78,257	*	Arena Pharmaceuticals, Inc	3,812,290
172,911	*	Arqule, Inc	1,748,130
147,050	*,e	Arrowhead Research Corp	5,889,352
29,474	*	Arvinas, Inc	608,933
35,566	*	Assembly Biosciences, Inc	587,195
97,548	*	Assertio Therapeutics, Inc	77,073
79,539	*	Atara Biotherapeutics, Inc	868,566
105,306	*	Athenex, Inc	1,162,578
187,892	*,e	Athersys, Inc	240,502
10,109	*,e	Atreca, Inc	113,726
69,535	*	Audentes Therapeutics, Inc	1,870,491
89,525	*	Avid Bioservices, Inc	478,959
32,836	*	Avrobio, Inc	476,779
39,465	*,e	Axsome Therapeutics, Inc	950,317
21,077	*	Beyondspring Inc	249,341
157,944	*	BioCryst Pharmaceuticals, Inc	315,888
139,369	*	BioDelivery Sciences International, Inc	805,553
62,357	*	Biohaven Pharmaceutical Holding Co Ltd	2,863,433
8,989	*	Biospecifics Technologies Corp	435,337
8,977	*,e	Bioxcel Therapeutics Inc	37,344
75,703	*	Blueprint Medicines Corp	5,211,395
34,824	*	Bridgebio Pharma, Inc	787,371
83,395	*	Calithera Biosciences, Inc	240,178
15,410	*,e	Calyxt, Inc	70,578
53,510	*	Cambrex Corp	3,196,152
61,401	*,e	Cara Therapeutics, Inc	1,274,685
66,886	*	CareDx, Inc	1,753,082
73,710	*,e	CASI Pharmaceuticals, Inc	241,769
5,717	*	Castle Biosciences, Inc	134,578
161,726	*	Catalyst Pharmaceuticals, Inc	764,964
14,057	*,e	cbdMD Inc	49,481
7,093	*	Celcuity, Inc	111,715
19,312	*,e	Cellular Biomedicine Group, Inc	353,216
48,921	*,e	CEL-SCI Corp	335,598
31,823	*,e	Cerecor Inc	109,471
34,284	*,e	Checkpoint Therapeutics Inc	66,854
60,250	*	ChemoCentryx, Inc	518,150
56,870	*	Chiasma, Inc	297,999
79,263	*	Chimerix, Inc	113,346
67,801	*,e	ChromaDex Corp	195,945
71,841	*,e	Clovis Oncology, Inc	227,736
80,358	*	Codexis, Inc	1,086,440
99,461	*	Coherus Biosciences, Inc	1,727,638
257

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

51,138	*	Collegium Pharmaceutical, Inc	$613,656
30,717	*	Concert Pharmaceuticals, Inc	191,367
21,894	*	Constellation Pharmaceuticals, Inc	302,356
85,728	*,e	Corbus Pharmaceuticals Holdings, Inc	443,214
149,315	*	Corcept Therapeutics, Inc	2,178,506
38,815	*,†,e	Corium International, Inc	6,987
34,898	*	CorMedix Inc	194,731
4,280	*,e	Cortexyme Inc	88,896
16,334	*,e	Crinetics Pharmaceuticals, Inc	287,642
31,003	*,e	Cue Biopharma, Inc	266,006
101,842	*	Cymabay Therapeutics, Inc	457,271
88,330	*	Cytokinetics, Inc	1,029,044
69,831	*	CytomX Therapeutics, Inc	428,064
29,255	*	Deciphera Pharmaceuticals, Inc	1,297,167
74,463	*,e	Denali Therapeutics, Inc	1,166,835
69,004	*,e	Dermira, Inc	461,637
79,653	*	Dicerna Pharmaceuticals, Inc	1,313,478
12,405	*	Dova Pharmaceuticals, Inc	353,667
131,659	*,e	Dynavax Technologies Corp	670,144
13,702	*	Eagle Pharmaceuticals, Inc	859,115
76,710	*,e	Editas Medicine, Inc	1,598,636
18,965	*,e	Eidos Therapeutics, Inc	919,802
34,704	*	Eiger BioPharmaceuticals, Inc	378,274
53,896	*,e	Eloxx Pharmaceuticals, Inc	328,227
70,603	*	Emergent Biosolutions, Inc	4,035,667
26,401	*	Enanta Pharmaceuticals, Inc	1,607,293
362,197	*	Endo International plc	1,662,484
120,407	*	Epizyme, Inc	1,385,885
38,810	*,e	Esperion Thereapeutics, Inc	1,543,474
18,447	*,e	Evelo Biosciences, Inc	120,459
21,041	*,e	Evofem Biosciences Inc	107,099
24,622	*,e	Evolus, Inc	392,721
91,958	*,e	EyePoint Pharmaceuticals Inc	207,825
80,888	*	Fate Therapeutics, Inc	1,209,276
120,659	*	FibroGen, Inc	4,723,800
49,519	*	Five Prime Therapeutics, Inc	195,600
51,341	*,e	Flexion Therapeutics, Inc	881,525
109,756	*	Fluidigm Corp	540,000
37,643	*	Forty Seven, Inc	260,113
7,201	*	Fulcrum Therapeutics, Inc	45,150
52,454	*,e	G1 Therapeutics, Inc	1,113,074
72,382	*,e	Galectin Therapeutics, Inc	288,080
42,458	*	Genomic Health, Inc	2,831,099
290,699	*,e	Geron Corp	415,700
91,191	*	Global Blood Therapeutics, Inc	4,372,608
53,355	*	GlycoMimetics, Inc	281,714
66,106	*	Gossamer Bio, Inc	1,360,131
36,846	*,e	Gritstone Oncology, Inc	298,821
222,230	*	Halozyme Therapeutics, Inc	3,404,564
15,106	*,e	Harpoon Therapeutics, Inc	200,910
113,917	*,e	Heron Therapeutics, Inc	2,420,736
40,892	*	Homology Medicines, Inc	536,912
10,993	*,e	Hookipa Pharma, Inc	89,923
240,973	*	Immunogen, Inc	573,516
258

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

275,982	*,e	Immunomedics, Inc	$4,415,712
101,903	*	Innoviva, Inc	1,184,113
141,230	*,e	Inovio Pharmaceuticals, Inc	300,820
137,401	*,e	Insmed, Inc	2,554,285
58,690	*,e	Intellia Therapeutics, Inc	732,745
38,817	*,e	Intercept Pharmaceuticals, Inc	2,825,101
47,082	*	Intersect ENT, Inc	839,001
68,008	*,e	Intra-Cellular Therapies, Inc	629,074
106,429	*,e	Intrexon Corp	540,659
134,538	*,e	Invitae Corp	2,167,407
180,392	*	Iovance Biotherapeutics, Inc	3,811,683
244,119	*	Ironwood Pharmaceuticals, Inc	2,450,955
27,816	*	Jounce Therapeutics, Inc	100,555
198,655	*,e	Kadmon Holdings, Inc	574,113
41,971	*,e	Kala Pharmaceuticals, Inc	152,355
7,550	*,e	Kaleido Biosciences Inc	44,243
17,257	*	KalVista Pharmaceuticals Inc	182,924
7,096	*	Karuna Therapeutics, Inc	98,776
89,965	*,e	Karyopharm Therapeutics, Inc	1,052,590
27,185	*,e	Kezar Life Sciences, Inc	88,351
55,463	*	Kindred Biosciences, Inc	453,133
21,759	*	Kiniksa Pharmaceuticals Ltd	153,401
39,753	*	Kodiak Sciences, Inc	823,285
17,511	*,e	Krystal Biotech Inc	719,177
52,915	*	Kura Oncology, Inc	792,667
34,955	*,e	La Jolla Pharmaceutical Co	245,209
54,608	*,e	Lannett Co, Inc	649,289
71,355	*,e	Lexicon Pharmaceuticals, Inc	264,727
28,985	*,e	Ligand Pharmaceuticals, Inc (Class B)	3,153,858
188,236	*,e	Lineage Cell Therapeutics, Inc	146,824
19,940	*	Liquidia Technologies, Inc	87,337
17,202	*,e	LogicBio Therapeutics, Inc	171,160
62,607		Luminex Corp	1,283,130
70,493	*	MacroGenics, Inc	599,190
12,568	*	Madrigal Pharmaceuticals, Inc	1,161,660
29,883	*	Magenta Therapeutics, Inc	311,082
100,000	*,e	Mallinckrodt plc	316,000
320,933	*,e	MannKind Corp	418,818
79,933	*,e	Marinus Pharmaceuticals, Inc	93,522
40,098	*,e	Marker Therapeutics Inc	153,976
118,170	*,e	Medicines Co	6,202,743
60,863	*,e	MediciNova, Inc	490,556
43,265	*	Medpace Holdings, Inc	3,185,602
101,175	*	MEI Pharma, Inc	183,127
30,666	*	MeiraGTx Holdings plc	443,124
23,021	*	Menlo Therapeutics, Inc	116,716
53,187	*	Mersana Therapeutics, Inc	99,992
14,011	*,e	Millendo Therapeutics Inc	101,019
45,243	*	Minerva Neurosciences, Inc	214,452
43,123	*	Mirati Therapeutics, Inc	4,061,324
4,219	*	Mirum Pharmaceuticals, Inc	30,292
25,240	*	Molecular Templates, Inc	213,530
154,848	*	Momenta Pharmaceuticals, Inc	2,397,047
259

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,671	*,e	Morphic Holding, Inc	$107,394
42,193	*,e	Mustang Bio, Inc	111,811
68,789	*,e	MyoKardia, Inc	3,943,673
109,595	*	Myriad Genetics, Inc	3,690,064
51,619	*	NanoString Technologies, Inc	1,166,589
88,482	*	Natera, Inc	3,408,327
146,791	*	NeoGenomics, Inc	3,365,918
20,227	*,e	Neon Therapeutics, Inc	42,679
4,309	*,e	NextCure Inc	107,725
10,016	*,e	NGM Biopharmaceuticals Inc	129,908
39,537	*,e	Novavax, Inc	164,869
67,276	*,e	Ocular Therapeutix, Inc	217,974
18,111	*	Odonate Therapeutics, Inc	575,205
71,828	*,e	Omeros Corp	1,137,756
31,968	*,e	Oncocyte Corp	54,346
559,117	*,e	Opko Health, Inc	793,946
37,078	*,e	Optinose, Inc	289,950
15,648	*,e	Organogenesis Holdings Inc	109,692
218,099	*	Pacific Biosciences of California, Inc	1,055,599
63,820	*	Pacira Pharmaceuticals, Inc	2,584,072
300,640	*,e	Palatin Technologies, Inc	242,917
50,229	*,e	Paratek Pharmaceuticals, Inc	154,956
175,964	*	PDL BioPharma, Inc	496,218
13,758	*	Personalis, Inc	142,533
52,259	*	Pfenex, Inc	481,828
20,302	*	PhaseBio Pharmaceuticals Inc	83,441
30,377		Phibro Animal Health Corp	727,833
79,763	*	Pieris Pharmaceuticals, Inc	264,016
28,785	*,e	PolarityTE, Inc	78,007
115,198	*,e	Portola Pharmaceuticals, Inc	3,330,374
13,584	*	Precision BioSciences Inc	88,160
79,521	*	Prestige Consumer Healthcare, Inc.	2,819,815
11,505	*,e	Prevail Therapeutics, Inc	126,785
22,048	*	Principia Biopharma, Inc	778,515
140,951	*	Progenics Pharmaceuticals, Inc	748,450
29,237	*	Protagonist Therapeutics, Inc	393,238
58,664	*	Prothena Corp plc	533,842
90,658	*	PTC Therapeutics, Inc	3,707,006
46,623	*	Puma Biotechnology, Inc	317,036
20,044	*	Quanterix Corp	417,917
55,541	*	Ra Pharmaceuticals, Inc	2,614,315
70,335	*	Radius Health, Inc	2,000,327
31,642	*	Reata Pharmaceuticals, Inc	6,520,783
33,909	*	Recro Pharma, Inc	534,745
53,142	*	REGENXBIO, Inc	1,896,638
80,817	*	Repligen Corp	6,424,143
16,270	*	Replimune Group, Inc	276,590
22,281	*,e	resTORbio, Inc	161,537
62,181	*	Retrophin, Inc	746,172
65,781	*	Revance Therapeutics, Inc	1,030,130
33,971	*	Rhythm Pharmaceuticals, Inc	724,262
262,827	*	Rigel Pharmaceuticals, Inc	538,795
43,952	*,e	Rocket Pharmaceuticals, Inc	639,062
62,825	*,e	Rubius Therapeutics, Inc	555,373
260

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

176,327	*	Sangamo Biosciences, Inc	$1,595,759
34,927	*	Scholar Rock Holding Corp	323,075
69,281	*,e	Seres Therapeutics, Inc	242,483
98,556	*	SIGA Technologies, Inc	546,986
31,959	*,e	Solid Biosciences, Inc	353,147
212,919	*,e	Sorrento Therapeutics, Inc	323,637
53,426	*	Spark Therapeutics, Inc	5,832,516
176,688	*	Spectrum Pharmaceuticals, Inc	1,371,099
15,205	*	Spero Therapeutics, Inc	166,799
72,140	*,e	Stemline Therapeutics, Inc	721,400
14,115	*,e	Stoke Therapeutics, Inc	400,019
53,894	*,e	Strongbridge Biopharma plc	114,255
76,912	*	Supernus Pharmaceuticals, Inc	2,137,384
15,955	*,e	Sutro Biopharma, Inc	160,029
29,781	*	Syndax Pharmaceuticals, Inc	200,128
97,110	*	Syneos Health, Inc	4,870,066
27,221	*,e	Synlogic, Inc	58,253
15,482	*,e	Synthorx, Inc	212,723
51,275	*	Syros Pharmaceuticals, Inc	265,348
18,096	*,e	TCR2 Therapeutics Inc	224,933
128,514	*,e	TG Therapeutics, Inc	877,751
302,657	*,e	TherapeuticsMD, Inc	805,068
70,263	*,e	Theravance Biopharma, Inc	1,132,640
46,899	*,e	Translate Bio, Inc	428,891
34,996	*	Tricida, Inc	1,309,200
9,818	*,e	Turning Point Therapeutics Inc	376,618
33,969	*	Twist Bioscience Corp	809,142
91,734	*,e	Tyme Technologies, Inc	122,006
85,616	*	Ultragenyx Pharmaceutical, Inc	3,436,626
40,583	*,e	UNITY Biotechnology, Inc	253,238
30,333	*,e	UroGen Pharma Ltd	686,436
80,440	*	Vanda Pharmaceuticals, Inc	1,086,744
124,762	*,e	VBI Vaccines, Inc	72,986
75,766	*	Veracyte, Inc	1,737,314
67,268	*	Vericel Corp	1,067,543
26,272	*	Verrica Pharmaceuticals, Inc	355,197
99,463	*,e	Viking Therapeutics, Inc	643,526
39,696	*	Voyager Therapeutics, Inc	610,921
34,617	*,e	WaVe Life Sciences Pte Ltd	875,464
18,379	*	X4 Pharmaceuticals, Inc	225,143
33,435	*,e	XBiotech, Inc	363,438
73,791	*	Xencor, Inc	2,524,390
42,253	*	Xeris Pharmaceuticals, Inc	345,630
33,342	*	Y-mAbs Therapeutics, Inc	1,038,603
252,928	*,e	ZIOPHARM Oncology, Inc	1,067,356
66,397	*,e	Zogenix, Inc	2,964,626
42,296	*,e	Zynerba Pharmaceuticals, Inc	328,217
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	297,189,575

REAL ESTATE - 8.2%
131,730		Acadia Realty Trust	3,685,805
64,300		Agree Realty Corp	5,064,911
108,583		Alexander & Baldwin, Inc	2,552,786
261

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

3,258		Alexander’s, Inc	$1,125,313
8,715	*,e	Altisource Portfolio Solutions S.A.	155,127
76,333		American Assets Trust, Inc	3,737,264
165,861		American Finance Trust, Inc	2,454,743
2,523	*	American Realty Investors, Inc	40,242
79,968		Armada Hoffler Properties, Inc	1,498,600
156,348		Ashford Hospitality Trust, Inc	426,830
37,356		Bluerock Residential Growth REIT, Inc	449,019
46,809		BraeMar Hotels & Resorts, Inc	432,047
15,931		Brt Realty Trust	266,048
147,831		CareTrust REIT, Inc	3,583,423
75,750		CatchMark Timber Trust, Inc	868,853
260,852		CBL & Associates Properties, Inc	375,627
133,565		Cedar Realty Trust, Inc	446,107
70,647		Chatham Lodging Trust	1,275,178
1,977		CIM Commercial Trust Corp	28,765
62,844		City Office REIT, Inc	850,908
25,117		Clipper Realty, Inc	242,128
27,366		Community Healthcare Trust, Inc	1,325,062
7,619		Consolidated-Tomoka Land Co	487,387
184,667		CoreCivic, Inc	2,818,018
20,231		CorEnergy Infrastructure Trust, Inc	974,527
62,746		CorePoint Lodging, Inc	618,048
159,871	*	Cushman & Wakefield plc	2,981,594
312,029		DiamondRock Hospitality Co	3,114,049
121,208		Easterly Government Properties, Inc	2,705,363
58,317		EastGroup Properties, Inc	7,811,562
117,021		Essential Properties Realty Trust, Inc	3,002,759
34,485	*,e	eXp World Holdings Inc	309,330
39,521		Farmland Partners, Inc	264,791
195,934		First Industrial Realty Trust, Inc	8,250,781
16,136	*	Forestar Group, Inc	303,034
107,009		Four Corners Property Trust, Inc	3,065,808
161,809		Franklin Street Properties Corp	1,391,557
81,844		Front Yard Residential Corp	1,012,410
12,258	*	FRP Holdings, Inc	634,719
184,383		Geo Group, Inc	2,806,309
53,159		Getty Realty Corp	1,782,953
45,919		Gladstone Commercial Corp	1,081,852
24,288		Gladstone Land Corp	290,485
45,824		Global Medical REIT, Inc	554,470
134,013		Global Net Lease, Inc	2,610,573
765		Griffin Land & Nurseries, Inc (Class A)	30,126
97,542		Hannon Armstrong Sustainable Infrastructure Capital, Inc	2,912,604
199,973		Healthcare Realty Trust, Inc	6,953,061
55,488		Hersha Hospitality Trust	765,734
135,354		Independence Realty Trust, Inc	2,084,452
102,090		Industrial Logistics Properties Trust	2,168,392
17,588		Innovative Industrial Properties, Inc	1,336,688
18,419		Investors Real Estate Trust	1,393,766
91,415		iStar Financial, Inc	1,189,309
31,352		Jernigan Capital, Inc	595,375
193,434		Kennedy-Wilson Holdings, Inc	4,450,916
126,663		Kite Realty Group Trust	2,257,135
262

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

356,034		Lexington Realty Trust	$3,873,650
61,939		LTC Properties, Inc	3,211,537
137,613		Mack-Cali Realty Corp	2,947,670
36,275	*	Marcus & Millichap, Inc	1,295,743
7,422	*	Maui Land & Pineapple Co, Inc	76,372
143,041		Monmouth Real Estate Investment Corp (Class A)	2,157,058
65,022		National Health Investors, Inc	5,578,237
91,414		National Storage Affiliates Trust	3,123,616
125,991		New Senior Investment Group, Inc	886,977
225,008		Newmark Group, Inc	2,389,585
30,380		NexPoint Residential Trust, Inc	1,481,633
74,907		Office Properties Income Trust	2,388,035
23,702		One Liberty Properties, Inc	673,374
204,891		Pebblebrook Hotel Trust	5,267,748
104,176		Pennsylvania REIT	575,052
289,690		Physicians Realty Trust	5,408,512
198,425		Piedmont Office Realty Trust, Inc	4,452,657
103,912		Potlatch Corp	4,413,143
68,917		Preferred Apartment Communities, Inc	986,891
31,534		PS Business Parks, Inc	5,693,464
86,180		QTS Realty Trust, Inc	4,618,386
15,577	*	Rafael Holdings, Inc	270,573
29,328		Re/Max Holdings, Inc	981,022
182,581	e	Realogy Holdings Corp	1,438,738
139,326	*,e	Redfin Corp	2,422,879
175,497		Retail Opportunities Investment Corp	3,275,652
22,132		Retail Value, Inc	810,253
170,602		Rexford Industrial Realty, Inc	8,204,250
269,306		RLJ Lodging Trust	4,419,311
24,737		RMR Group, Inc	1,197,271
118,498		RPT Realty	1,718,221
72,283		Ryman Hospitality Properties	6,084,060
295,051		Sabra Healthcare REIT, Inc	7,258,255
16,398		Safehold, Inc	567,043
19,476		Saul Centers, Inc	1,042,745
370,125		Senior Housing Properties Trust	3,673,491
53,389		Seritage Growth Properties	2,321,888
55,736	*	St. Joe Co	1,033,903
199,153		STAG Industrial, Inc	6,181,709
6,939	*	Stratus Properties, Inc	191,378
159,241		Summit Hotel Properties, Inc	1,952,295
352,645		Sunstone Hotel Investors, Inc	4,764,234
140,639		Tanger Factory Outlet Centers, Inc	2,267,101
33,992	*	Tejon Ranch Co	546,591
100,829		Terreno Realty Corp	5,687,764
1,971	*	Transcontinental Realty Investors, Inc	62,165
57,015		UMH Properties, Inc	851,234
291,410		Uniti Group, Inc	2,016,557
20,258		Universal Health Realty Income Trust	2,415,361
180,497		Urban Edge Properties	3,810,292
46,353		Urstadt Biddle Properties, Inc (Class A)	1,127,769
280,415		Washington Prime Group, Inc	1,183,351
126,621		Washington REIT	3,927,783
263

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

56,716		Whitestone REIT	$807,636
179,242		Xenia Hotels & Resorts, Inc	3,773,044
		TOTAL REAL ESTATE	255,679,882

RETAILING - 3.3%
36,596	*	1-800-FLOWERS.COM, Inc (Class A)	521,859
105,890		Aaron’s, Inc	7,934,338
103,442		Abercrombie & Fitch Co (Class A)	1,674,726
249,574		American Eagle Outfitters, Inc	3,838,448
9,444	*	America’s Car-Mart, Inc	859,310
30,111	*	Asbury Automotive Group, Inc	3,105,347
71,585	*,e	At Home Group, Inc	609,904
59,875	*	Barnes & Noble Education, Inc	246,086
187,802	e	Bed Bath & Beyond, Inc	2,572,887
59,852		Big Lots, Inc	1,296,993
175,511	*	BJ’s Wholesale Club Holdings, Inc	4,686,144
44,730	*	Boot Barn Holdings, Inc	1,567,786
46,481	e	Buckle, Inc	972,383
62,752		Caleres, Inc	1,350,423
52,455	e	Camping World Holdings, Inc	495,700
34,827		Cato Corp (Class A)	609,124
196,173		Chico’s FAS, Inc	674,835
24,114	e	Children’s Place Retail Stores, Inc	1,975,178
19,470		Citi Trends, Inc	347,539
31,774	*	Conn’s, Inc	768,613
25,906	*,e	Container Store Group, Inc	109,323
72,132		Core-Mark Holding Co, Inc	2,201,469
100,938		Designer Brands, Inc	1,665,477
16,875	e	Dillard’s, Inc (Class A)	1,164,037
14,643	*,e	Duluth Holdings, Inc	135,301
98,715	*	Express Parent LLC	317,862
28,730	*,e	Funko, Inc	517,140
13,734	*,e	Gaia, Inc	95,177
139,214	e	GameStop Corp (Class A)	757,324
26,150	*	Genesco, Inc	1,015,927
124,364	*,e	GNC Holdings, Inc	328,321
9,200	*,e	Greenlane Holdings Inc	36,156
27,053		Group 1 Automotive, Inc	2,690,150
706,365	*	Groupon, Inc	1,963,695
77,511	e	Guess?, Inc	1,298,309
29,621		Haverty Furniture Cos, Inc	537,325
29,748	*	Hibbett Sports, Inc	709,787
60,141	*	Hudson Ltd	746,951
28,393	e	J. Jill, Inc	49,120
465,443	*,e	JC Penney Co, Inc	465,443
15,574	*	Lands’ End, Inc	187,978
19,936	*	Leaf Group Ltd	59,210
42,662	*	Liquidity Services, Inc	276,876
34,696		Lithia Motors, Inc (Class A)	5,463,926
42,818	*,e	Lumber Liquidators, Inc	395,210
35,468	*	MarineMax, Inc	547,981
135,241	*,e	Michaels Cos, Inc	1,180,654
51,265		Monro Muffler, Inc	3,594,189
47,989	*	Murphy USA, Inc	5,659,343
264

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

122,291	*	National Vision Holdings, Inc	$2,910,526
880,143		Office Depot, Inc	1,813,095
43,653	*	Overstock.com, Inc	459,666
90,017	*,e	Party City Holdco, Inc	505,896
31,037	e	PetMed Express, Inc	726,731
117,429	*	Quotient Technology, Inc	1,011,064
27,028	*,e	RealReal, Inc	624,617
75,174		Rent-A-Center, Inc	1,944,751
26,017	*,e	RH	4,727,289
55,783	*,e	RTW RetailWinds, Inc	82,559
79,776	*	Rubicon Project, Inc	678,096
185,541	*	Sally Beauty Holdings, Inc	2,875,885
15,430	e	Shoe Carnival, Inc	512,122
28,767	*	Shutterstock, Inc	1,167,365
83,053		Signet Jewelers Ltd	1,332,170
45,842	*	Sleep Number Corp	2,205,917
38,707		Sonic Automotive, Inc (Class A)	1,247,527
58,150	*	Sportsman’s Warehouse Holdings, Inc	396,002
25,732	*	Stamps.com, Inc	2,172,553
68,374	*,e	Stitch Fix Inc	1,563,030
71,190	e	Tailored Brands, Inc	330,322
34,679		Tilly’s, Inc	355,807
10,612		Weyco Group, Inc	261,798
3,882		Winmark Corp	698,760
31,714	*	Zumiez, Inc	1,011,994
		TOTAL RETAILING	101,892,826

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
59,596	*	Acacia Communications, Inc	3,913,073
46,830	*,e	Adesto Technologies Corp	428,963
59,430	*	Advanced Energy Industries, Inc	3,512,313
31,310	*	Alpha & Omega Semiconductor Ltd	408,909
50,244	*	Ambarella, Inc	2,644,342
159,017	*	Amkor Technology, Inc	1,976,581
47,929	*	Axcelis Technologies, Inc	918,799
54,840	*	AXT, Inc	171,101
111,371		Brooks Automation, Inc	4,729,926
45,123		Cabot Microelectronics Corp	6,818,988
34,851	*	Ceva, Inc	948,644
16	*,†	China Energy Savings Technology, Inc	0
91,401	*	Cirrus Logic, Inc	6,211,612
64,006		Cohu, Inc	1,063,780
64,081	*	Diodes, Inc	2,989,379
32,154	*	DSP Group, Inc	479,416
116,091	*	Formfactor, Inc	2,534,267
22,634	*	GSI Technology, Inc	176,998
33,890	*	Ichor Holdings Ltd	986,538
24,348	*,e	Impinj, Inc	800,927
70,670	*	Inphi Corp	5,079,760
193,816	*	Lattice Semiconductor Corp	3,796,855
73,211	*,e	MA-COM Technology Solutions	1,664,818
101,568	*	MaxLinear, Inc	1,925,729
75,859	*	Nanometrics, Inc	2,442,653
265

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

69,549	*	NeoPhotonics Corp Ltd	$457,632
7,226		NVE Corp	449,818
45,883	*	PDF Solutions, Inc	741,469
103,759	*	Photronics, Inc	1,224,356
43,552		Power Integrations, Inc	3,968,023
165,748	*	Rambus, Inc	2,294,781
102,796	*	Semtech Corp	5,187,086
67,281	*	Silicon Laboratories, Inc	7,147,933
20,204	*	SMART Global Holdings, Inc	600,059
101,668	*,e	SunPower Corp	890,612
60,634	*	Ultra Clean Holdings	1,295,749
73,828	*	Veeco Instruments, Inc	1,007,014
78,664		Xperi Corp	1,597,273
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	83,486,176

SOFTWARE & SERVICES - 6.9%
144,895	*,e	8x8, Inc	2,799,371
93,220	*	A10 Networks, Inc	692,625
177,523	*	ACI Worldwide, Inc	5,572,447
57,519	*	Alarm.com Holdings, Inc	2,841,439
61,266	*	Altair Engineering, Inc	2,258,877
42,559	*	American Software, Inc (Class A)	689,881
24,218	*	Appfolio, Inc	2,354,716
48,413	*,e	Appian Corp	2,161,156
177,468	*	Avaya Holdings Corp	2,145,588
47,267	*,e	Benefitfocus, Inc	1,074,615
76,532		Blackbaud, Inc	6,424,862
66,335	*	Blackline, Inc	3,100,498
66,479	*	Bottomline Technologies, Inc	2,722,315
221,307	*	Box, Inc	3,744,514
55,769	*	Brightcove, Inc	530,363
48,574	*	Carbonite, Inc	834,016
59,297	*	Cardtronics plc	2,031,515
21,448		Cass Information Systems, Inc	1,229,185
42,871	*	ChannelAdvisor Corp	403,416
143,842	*	Cision Ltd	1,448,489
365,792	*,e	Cloudera, Inc	3,101,916
62,320	*	Commvault Systems, Inc	3,095,434
265,681	*	Conduent, Inc	1,641,909
87,825	*	Cornerstone OnDemand, Inc	5,143,910
51,075		CSG Systems International, Inc	2,943,963
18,172	*,e	Digimarc Corp	646,923
127,701	*	Digital Turbine, Inc	892,630
25,785	*	Domo, Inc	414,623
36,837	e	Ebix, Inc	1,570,361
38,682	*	eGain Corp	291,082
107,739	*	Endurance International Group Holdings, Inc	422,337
74,645	*	Envestnet, Inc	4,664,566
51,499	*	Everbridge, Inc	3,579,696
103,052	*	Everi Holdings, Inc	1,036,703
94,604		EVERTEC, Inc	2,893,936
54,706	*	Evo Payments, Inc	1,555,292
57,838	*,e	Exela Technologies, Inc	35,345
51,667	*	ExlService Holdings, Inc	3,597,573
266

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

93,430	*	Five9, Inc	$5,186,299
64,517	*	ForeScout Technologies, Inc	1,984,543
24,131	*,e	GTT Communications, Inc	181,706
61,435	*,e	GTY Technology Holdings Inc	320,076
36,521		Hackett Group, Inc	617,570
22,360	*	I3 Verticals, Inc	457,262
75,869	*,e	Ideanomics Inc	87,249
40,842	*	Information Services Group, Inc	88,219
13,185	*,e	Inspired Entertainment, Inc	96,910
51,767	*,e	Instructure, Inc	2,419,072
12,225	*,e	Intelligent Systems Corp	552,203
19,147	*	International Money Express Inc	293,332
73,075		j2 Global, Inc	6,939,202
219,786		KBR, Inc	6,189,174
177,886	*	Limelight Networks, Inc	750,679
94,931	*,e	Liveperson, Inc	3,896,918
105,572	*	LiveRamp Holdings, Inc	4,126,810
7,084	*	Majesco	60,993
42,047		Mantech International Corp (Class A)	3,329,281
99,234		MAXIMUS, Inc	7,615,217
12,551	*	MicroStrategy, Inc (Class A)	1,923,441
60,888	*	Mitek Systems, Inc	586,960
154,210	*	MobileIron, Inc	965,355
51,300	*	Model N, Inc	1,528,227
102,055		NIC, Inc	2,400,334
55,031	*	OneSpan, Inc	1,029,630
50,403	*,e	Paysign Inc	543,344
48,995	*	Perficient, Inc	1,920,604
220,588		Perspecta, Inc	5,854,406
73,581		Presidio, Inc	1,221,445
25,179	*	PRGX Global, Inc	125,895
9,815	*	Priority Technology Holdings Inc	33,960
68,026		Progress Software Corp	2,712,877
50,986	*	PROS Holdings, Inc	2,612,523
66,551	*	Q2 Holdings, Inc	4,757,731
17,894		QAD, Inc (Class A)	831,713
53,369	*	Qualys, Inc	4,553,977
76,192	*	Rapid7, Inc	3,816,457
28,934	*	Rimini Street, Inc	113,132
134,249	*	SailPoint Technologies Holding, Inc	2,599,061
92,647		Science Applications International Corp	7,654,495
13,818	*,e	SecureWorks Corp	168,027
12,703	*,e	SharpSpring Inc	129,444
12,193	*,e	ShotSpotter, Inc	246,299
53,938	*	SPS Commerce, Inc	2,846,308
24,068	*	StarTek, Inc	156,442
133,677	*	SVMK, Inc	2,459,657
61,401	*	Sykes Enterprises, Inc	1,896,984
66,902	*,e	Synchronoss Technologies, Inc	401,412
67,155	*	Telaria, Inc	508,363
46,568	*	TeleNav, Inc	219,335
57,630	*	Tenable Holdings, Inc	1,452,276
185,353		TiVo Corp	1,508,773
267

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,201		TTEC Holdings, Inc	$1,099,031
14,182	*,e	Tucows, Inc	787,668
80,649	*	Unisys Corp	827,459
35,236	*	Upland Software, Inc	1,320,645
92,184	*	Upwork, Inc	1,386,447
46,220	*	Varonis Systems, Inc	3,307,041
101,444	*	Verint Systems, Inc	4,604,543
178,722	*	Verra Mobility Corp	2,564,661
97,268	*,e	VirnetX Holding Corp	569,018
45,827	*	Virtusa Corp	1,708,431
57,140	*	Workiva, Inc	2,381,024
145,344	*	Yext, Inc	2,392,362
84,143	*	Zix Corp	556,185
136,462	*,e	Zuora Inc	1,944,584
		TOTAL SOFTWARE & SERVICES	213,008,788

TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
187,423	*,e	3D Systems Corp	1,778,644
71,769		Adtran, Inc	632,285
29,500	*	Agilysys, Inc	743,105
13,711	*	Airgain Inc	155,894
37,236	*,e	Akoustis Technologies, Inc	304,218
47,157	*	Anixter International, Inc	3,902,242
29,029	*,e	Applied Optoelectronics, Inc	271,711
108,604	*	Arlo Technologies, Inc	370,340
10,126		AstroNova Inc	160,598
49,454	*	Avid Technology, Inc	334,062
74,449		AVX Corp	1,140,559
45,131		Badger Meter, Inc	2,608,572
16,948		Bel Fuse, Inc (Class B)	249,305
60,671		Belden CDT, Inc	3,111,209
56,929		Benchmark Electronics, Inc	1,929,893
48,216	*	CalAmp Corp	540,984
72,040	*	Calix, Inc	551,106
6,912	*	Cambium Networks Corp	60,549
51,230	*	Casa Systems, Inc	344,266
13,438	*	Clearfield, Inc	165,691
6,864	*,e	Coda Octopus Group Inc	50,382
37,774		Comtech Telecommunications Corp	1,320,201
50,378		CTS Corp	1,344,085
57,046	e	Daktronics, Inc	391,336
14,435	*	DASAN Zhone Solutions, Inc	108,768
122,868	*	Diebold, Inc	860,076
44,282	*	Digi International, Inc	638,546
20,255	*	ePlus, Inc	1,582,523
189,547	*	Extreme Networks, Inc	1,220,683
56,943	*	Fabrinet	3,201,905
27,379	*	FARO Technologies, Inc	1,305,431
348,333	*,e	Fitbit, Inc	2,152,698
139,670	*	Harmonic, Inc	1,086,633
139,678	*	II-VI, Inc	4,630,326
49,931	*	Immersion Corp	410,433
277,779	*,e	Infinera Corp	1,552,785
65,838	*,e	Inseego Corp	377,252
268

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

54,942	*	Insight Enterprises, Inc	$3,372,340
48,386		InterDigital, Inc	2,594,941
62,078	*	Iteris, Inc	332,738
53,103	*	Itron, Inc	4,049,635
90,074		Kemet Corp	1,958,209
37,128	*	Kimball Electronics, Inc	551,722
129,415	*	Knowles Corp	2,792,776
26,501	*	KVH Industries, Inc	270,840
119,896	*	Lumentum Holdings, Inc	7,512,683
57,408		Methode Electronics, Inc	1,974,835
27,138		MTS Systems Corp	1,532,754
17,629	*,e	Napco Security Technologies, Inc	535,216
49,043	*	Netgear, Inc	1,332,498
112,199	*	Netscout Systems, Inc	2,717,460
53,955	*	nLight, Inc	720,839
52,802	*	Novanta, Inc	4,702,018
25,920	*	OSI Systems, Inc	2,572,301
17,408	*,e	PAR Technology Corp	436,244
29,390		Park Aerospace Corp	499,336
18,531		PC Connection, Inc	905,054
52,622		Plantronics, Inc	2,074,359
44,620	*	Plexus Corp	3,299,203
88,050	*	Ribbon Communications, Inc	377,734
29,063	*	Rogers Corp	3,937,455
104,821	*	Sanmina Corp	3,221,149
38,814	*	Scansource, Inc	1,253,692
5,356	*,e	Sonim Technologies Inc	12,801
79,049	*	Stratasys Ltd	1,634,733
51,918	*	Synaptics, Inc	2,186,267
56,902	*	Tech Data Corp	6,913,593
9,148		Tessco Technologies, Inc	121,577
154,676	*	TTM Technologies, Inc	1,811,256
358,164	*	Viavi Solutions, Inc	5,716,297
205,895		Vishay Intertechnology, Inc	4,148,784
16,650	*	Vishay Precision Group, Inc	566,932
11,262	*,e	Wrap Technologies Inc	44,260
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	120,273,827

TELECOMMUNICATION SERVICES - 0.7%
17,114	*	Anterix, Inc	694,144
17,492		ATN International, Inc	1,036,051
24,889	*	Bandwidth Inc	1,397,517
67,313	*	Boingo Wireless, Inc	637,454
72,212	*	Cincinnati Bell, Inc	369,003
66,280		Cogent Communications Group, Inc	3,886,659
119,921	e	Consolidated Communications Holdings, Inc	479,684
83,795	*,e	Gogo, Inc	515,339
24,570	*	IDT Corp (Class B)	167,322
106,937	*	Intelsat S.A.	2,715,131
156,754	*	Iridium Communications, Inc	3,835,771
32,439	*	Ooma, Inc	368,183
112,232	*	Orbcomm, Inc	450,050
75,244		Shenandoah Telecom Co	2,419,847
269

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

24,468		Spok Holdings, Inc	$291,169
354,621	*	Vonage Holdings Corp	3,464,647
		TOTAL TELECOMMUNICATION SERVICES	22,727,971

TRANSPORTATION - 1.4%
89,057	*	Air Transport Services Group, Inc	1,862,182
20,155	e	Allegiant Travel Co	3,372,536
38,699		Arkansas Best Corp	1,118,014
35,356	*	Atlas Air Worldwide Holdings, Inc	775,357
92,215	*	Avis Budget Group, Inc	2,739,708
71,185		Costamare, Inc	559,514
20,146	*	Covenant Transportation Group, Inc	309,644
98,196	*,e	Daseke, Inc	264,147
73,053	*,e	Eagle Bulk Shipping, Inc	317,050
44,266	*	Echo Global Logistics, Inc	881,336
42,462		Forward Air Corp	2,937,096
23,712	*	Genco Shipping & Trading Ltd	234,275
73,390		Hawaiian Holdings, Inc	2,099,688
71,317		Heartland Express, Inc	1,490,525
157,615	*	Hertz Global Holdings, Inc	2,129,379
50,765	*	Hub Group, Inc (Class A)	2,325,037
62,660		Marten Transport Ltd	1,357,216
66,927		Matson, Inc	2,555,273
43,803	*	Mesa Air Group, Inc	333,779
2,702	*	PAM Transportation Services, Inc	154,825
13,273		Park-Ohio Holdings Corp	408,277
58,270	*	Radiant Logistics, Inc	314,075
14,220	*,e	Roadrunner Transportation Systems Inc	159,833
126,922	*,e	Safe Bulkers, Inc	206,883
39,994	*	Saia, Inc	3,567,465
87,732		Scorpio Bulkers, Inc	570,258
78,309		Skywest, Inc	4,663,301
107,331	*	Spirit Airlines, Inc	4,031,352
12,236		Universal Truckload Services, Inc	230,710
38,752	*	US Xpress Enterprises, Inc	201,123
68,967	e	Werner Enterprises, Inc	2,517,295
74,644	*,e	YRC Worldwide, Inc	250,057
		TOTAL TRANSPORTATION	44,937,210

UTILITIES - 4.0%
80,853		Allete, Inc	6,958,209
57,428		American States Water Co	5,463,126
23,117	*	AquaVenture Holdings Ltd	453,556
11,791		Artesian Resources Corp	437,446
170,342	*,e	Atlantic Power Corp	396,897
102,412		Avista Corp	4,918,848
95,933		Black Hills Corp	7,562,398
19,008	*,e	Cadiz, Inc	225,055
74,965		California Water Service Group	4,195,791
25,047		Chesapeake Utilities Corp	2,374,456
53,852		Clearway Energy, Inc (Class A)	924,639
118,556		Clearway Energy, Inc (Class C)	2,149,420
21,845		Consolidated Water Co, Inc	383,161
63,785		El Paso Electric Co	4,255,097
270

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,792		Genie Energy Ltd	$207,050
18,149		Global Water Resources, Inc	222,325
55,085		MGE Energy, Inc	4,243,748
24,844		Middlesex Water Co	1,670,759
138,967		New Jersey Resources Corp	6,058,961
47,827		Northwest Natural Holding Co	3,317,281
79,627		NorthWestern Corp	5,774,550
81,219		ONE Gas, Inc	7,540,372
61,925		Ormat Technologies, Inc	4,740,978
62,497		Otter Tail Corp	3,542,330
136,866		Pattern Energy Group, Inc	3,836,354
124,674		PNM Resources, Inc	6,501,749
139,450		Portland General Electric Co	7,931,916
19,960	*	Pure Cycle Corp	223,153
11,106		RGC Resources, Inc	323,962
41,372		SJW Corp	2,993,264
144,658		South Jersey Industries, Inc	4,652,201
84,679		Southwest Gas Corp	7,392,477
20,675	e	Spark Energy, Inc	197,860
77,718		Spire, Inc	6,532,975
21,010	*	Sunnova Energy International, Inc	223,126
115,316		TerraForm Power, Inc	1,958,066
22,410		Unitil Corp	1,395,471
19,396		York Water Co	854,200
		TOTAL UTILITIES	123,033,227

		TOTAL COMMON STOCKS	3,103,421,163
		(Cost $2,620,052,036)

RIGHTS / WARRANTS - 0.0%

MATERIALS - 0.0%
33,879	†	A Schulman, Inc	14,670
440,958	†	Pan American Silver Corp	99,348
		TOTAL MATERIALS	114,018

MEDIA & ENTERTAINMENT - 0.0%
122,474	†	Media General, Inc	0
		TOTAL MEDIA & ENTERTAINMENT	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
5,149	†	Omthera Pharmaceuticals, Inc	3,089
9,351	†	Tobira Therapeutics, Inc	561
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	3,650

		TOTAL RIGHTS / WARRANTS	117,668
		(Cost $146,711)

SHORT-TERM INVESTMENTS - 6.3%

GOVERNMENT AGENCY DEBT - 0.0%
110,000		Federal Agricultural Mortgage Corp (FAMC)	110,000
		TOTAL SHORT-TERM INVESTMENTS	110,000
271

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.3%
196,288,502	c	State Street Navigator Securities Lending Government Money Market Portfolio	$196,288,502
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	196,288,502

		TOTAL SHORT-TERM INVESTMENTS	196,398,502
		(Cost $196,398,502)
		TOTAL INVESTMENTS - 106.2%	3,299,937,333
		(Cost $2,816,597,249)
		OTHER ASSETS & LIABILITIES, NET - (6.2)%	(192,595,564)
		NET ASSETS - 100.0%	$3,107,341,769

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $233,830,109.
h	All or a portion of these securities were purchased on a delayed delivery basis.

272

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 0.0%

CORPORATE BONDS - 0.0%

INDIA - 0.0%
INR	775,560		Britannia Industries Ltd	8.000%	08/28/22	$11,134
			TOTAL INDIA			11,134

			TOTAL CORPORATE BONDS			11,134
			(Cost $11,059)

			TOTAL BONDS			11,134
			(Cost $11,059)

SHARES			COMPANY

COMMON STOCKS - 99.9%

ARGENTINA - 0.2%
	19,200		Banco Macro S.A. (ADR) (Class B)			439,680
	25,200		BBVA Banco Frances S.A. (ADR)			88,200
	15,937	*	Globant S.A.			1,486,285
	43,300		Grupo Financiero Galicia S.A. (ADR) (Class B)			500,548
	31,200	*,e	Pampa Energia S.A. (ADR)			485,784
	47,900		Telecom Argentina S.A. (ADR) (Class B)			431,100
	36,600		Transportadora de Gas del Sur S.A. (ADR) (Class B)			276,696
	85,200	e	YPF S.A. (ADR) (Class D)			797,472
			TOTAL ARGENTINA			4,505,765

AUSTRALIA - 0.0%
	1,233,485	*	MMG Ltd			256,789
			TOTAL AUSTRALIA			256,789

BRAZIL - 7.6%
	2,197,497		AMBEV S.A.			9,523,126
	173,700		Atacadao Distribuicao Comercio e Industria Ltd			827,679
	95,075	*	B2W Companhia Global Do Varejo			1,204,291
	949,282		B3 S.A.-Brasil Bolsa Balcao			11,451,506
	553,395	*	Banco Bradesco S.A.			4,532,858
	1,863,414	*	Banco Bradesco S.A. (Preference)			16,341,172
	92,100		Banco BTG Pactual S.A.			1,491,788
	394,183		Banco do Brasil S.A.			4,732,555
	2,247,953	*	Banco Itau Holding Financeira S.A.			20,307,527
	191,274		Banco Santander Brasil S.A.			2,244,447
	324,448		BB Seguridade Participacoes S.A.			2,748,161
	332,039		BR Malls Participacoes S.A.			1,270,864
273

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

87,815		Braskem S.A.	$606,527
266,405	*	BRF S.A.	2,358,818
94,400		Centrais Eletricas Brasileiras S.A.	931,172
110,592		Centrais Eletricas Brasileiras S.A. (Preference)	1,130,324
76,957		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,592,485
566,456		Cia de Concessoes Rodoviarias	2,322,039
154,958		Cia de Saneamento Basico do Estado de Sao Paulo	2,110,412
427,791		Cia Energetica de Minas Gerais	1,456,015
285,130		Cia Siderurgica Nacional S.A.	838,931
558,894		Cielo S.A.	1,053,544
691,449		Cogna Educacao	1,667,202
72,036		Cosan SA Industria e Comercio	1,038,015
330,179		Empresa Brasileira de Aeronautica S.A.	1,443,221
63,200		Energisa S.A.	755,154
92,925		Engie Brasil Energia S.A.	1,048,694
75,100		Equatorial Energia S.A.	1,907,789
515,875		Gerdau S.A. (Preference)	1,727,516
179,982		Hypermarcas S.A.	1,540,202
2,063,332		Investimentos Itau S.A. - PR	7,053,555
320,543		IRB Brasil Resseguros S	3,020,401
491,564		JBS S.A.	3,467,484
339,333		Klabin S.A.	1,338,548
254,435		Localiza Rent A Car	2,739,435
325,171		Lojas Americanas S.A.(Preference)	1,620,787
347,039		Lojas Renner S.A.	4,391,530
41,800		M Dias Branco S.A.	393,455
274,740		Magazine Luiza S.A.	3,058,071
116,907		Multiplan Empreendimentos Imobiliarios S.A.	851,478
176,784		Natura Cosmeticos S.A.	1,373,542
162,100		Notre Dame Intermedica Participacoes S.A.	2,425,134
318,027		Petrobras Distribuidora S.A.	2,242,564
1,374,516		Petroleo Brasileiro S.A.	11,207,249
2,018,768		Petroleo Brasileiro S.A. (Preference)	15,297,434
41,312		Porto Seguro S.A.	591,275
107,683		Raia Drogasil S.A.	2,953,529
479,327	*	Rumo S.A.	2,725,011
105,136		Sul America SA	1,265,931
254,884		Suzano Papel e Celulose S.A.	2,074,408
210,421		Telefonica Brasil S.A.	2,784,976
391,566		Tim Participacoes S.A.	1,114,994
346,460		Ultrapar Participacoes S.A.	1,630,146
1,473,059		Vale S.A.	17,336,588
392,117		Weg S.A.	2,493,201
		TOTAL BRAZIL	197,654,760

CHILE - 0.8%
1,519,194		Aguas Andinas S.A.	696,502
19,707,567		Banco de Chile	2,535,367
18,919		Banco de Credito e Inversiones	1,053,352
28,494,537		Banco Santander Chile S.A.	1,767,845
715,438		Centros Comerciales Sudamericanos S.A.	970,606
69,719		Cia Cervecerias Unidas S.A.	695,676
3,490,151		Colbun S.A.	603,118
57,650,745		Corpbanca S.A.	349,823
274

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

203,413		Embotelladora Andina S.A.	$586,979
62,852		Empresa Nacional de Telecomunicaciones S.A.	491,629
538,915		Empresas CMPC S.A.	1,231,734
187,488		Empresas COPEC S.A.	1,678,145
13,069,567		Enersis Chile S.A.	1,075,794
18,200,583		Enersis S.A.	3,409,791
137,427		Lan Airlines S.A.	1,519,756
353,762		SACI Falabella	1,799,283
57,578		Sociedad Quimica y Minera de Chile S.A. (Class B)	1,536,385
		TOTAL CHILE	22,001,785

CHINA - 30.6%
42,600		360 Security Technology, Inc	136,638
651,500	g	3SBio, Inc	1,213,586
11,533	*	51job, Inc (ADR)	908,454
43,487	*	58.COM, Inc (ADR)	2,296,548
351,000		AAC Technologies Holdings, Inc	2,271,424
49,300		AECC Aviation Power Co Ltd	148,012
632,000		Agile Property Holdings Ltd	851,852
14,432,064		Agricultural Bank of China Ltd	5,938,845
1,635,800		Agricultural Bank of China Ltd (Class A)	845,781
66,960		Aier Eye Hospital Group Co Ltd	376,054
26,990		Air China Ltd	31,814
940,000		Air China Ltd (H shares)	829,928
9,700		Aisino Corp	28,364
657,265	*	Alibaba Group Holding Ltd (ADR)	116,119,007
1,712,284	*,e	Alibaba Health Information Technology Ltd	1,723,404
1,736,000	*	Aluminum Corp of China Ltd	514,319
164,400	*	Aluminum Corp of China Ltd (Class A)	79,103
657,800	e	Angang New Steel Co Ltd	220,050
64,870		Angang Steel Co Ltd	27,540
585,782		Anhui Conch Cement Co Ltd	3,501,059
87,100		Anhui Conch Cement Co Ltd (Class A)	521,652
489,651		Anta Sports Products Ltd	4,789,822
114,380		Anxin Trust Co Ltd	68,162
27,400	e	Autohome, Inc (ADR)	2,316,944
70,700		AVIC Aircraft Co Ltd	150,626
294,858		Avic Capital Co Ltd	191,297
47,400	*	AVIC Shenyang Aircraft Co Ltd	197,906
1,054,861		AviChina Industry & Technology Co	498,266
874,000	g	BAIC Motor Corp Ltd	542,148
130,389	*	Baidu, Inc (ADR)	13,280,120
477,000		Bank of Beijing Co Ltd	375,252
155,305		Bank of Chengdu Co Ltd	185,888
769,900		Bank of China Ltd	404,622
37,803,953		Bank of China Ltd (Hong Kong)	15,415,876
910,900		Bank of Communications Co Ltd	725,929
4,095,934		Bank of Communications Co Ltd (Hong Kong)	2,797,307
195,500		Bank of Hangzhou Co Ltd	249,893
109,000		Bank of Jiangsu Co Ltd	109,492
95,200		Bank of Nanjing Co Ltd	116,678
103,171		Bank of Ningbo Co Ltd	395,707
297,090		Bank of Shanghai Co Ltd	393,605
311,100		Baoshan Iron & Steel Co Ltd	256,206
275

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

18,770	*,e	Baozun, Inc (ADR)	$816,870
1,164,000		BBMG Corp (Class H)	333,127
780,830		Beijing Capital International Airport Co Ltd	739,540
251,200		Beijing Dabeinong Technology Group Co Ltd	172,337
236,000		Beijing Enterprises Holdings Ltd	1,111,182
2,715,583		Beijing Enterprises Water Group Ltd	1,415,438
20,300		Beijing Shiji Information Technology Co Ltd	104,852
44,409		Beijing Tongrentang Co Ltd	173,429
516,700		BOE Technology Group Co Ltd	261,711
1,383,945		Brilliance China Automotive Holdings Ltd	1,526,178
36,800		BYD Co Ltd	223,842
309,500	e	BYD Co Ltd (H shares)	1,451,715
333,000	e	BYD Electronic International Co Ltd	571,819
150,500		Caitong Securities Co Ltd	212,514
5,279,200	g	CGN Power Co Ltd	1,371,123
42,600		Changjiang Securities Co Ltd	41,168
69,900		Chaozhou Three-Circle Group Co Ltd	186,232
1,197,000		China Agri-Industries Holdings Ltd	394,360
475,000		China Aoyuan Group Ltd	607,017
17,100		China Avionics Systems Co Ltd	34,117
4,246,000		China Cinda Asset Management Co Ltd	880,819
4,138,530		China Citic Bank	2,398,943
119,400		China CITIC Bank Corp Ltd	103,945
1,193,000		China Coal Energy Co	475,746
65,500		China Communications Construction Co Ltd	87,544
2,148,000		China Communications Construction Co Ltd (Hong Kong)	1,635,148
1,292,400		China Communications Services Corp Ltd	798,093
744,000		China Conch Venture Holdings Ltd	2,911,186
237,700		China Construction Bank Corp	246,133
44,856,641		China Construction Bank Corp (Hong Kong)	35,942,300
1,177,500	*	China COSCO Holdings Co Ltd	440,523
98,200		China Eastern Airlines Corp Ltd	72,217
768,000		China Eastern Airlines Corp Ltd (H Shares)	383,035
255,000		China Education Group Holdings Ltd	380,914
896,700		China Everbright Bank Co Ltd	552,694
1,437,000		China Everbright Bank Co Ltd (Hong Kong)	661,261
1,740,888		China Everbright International Ltd	1,315,773
474,000		China Everbright Ltd	702,280
852,000	e	China Evergrande Group	2,073,985
72,100		China Film Co Ltd	136,300
69,297		China Fortune Land Development Co Ltd	281,117
1,794,745		China Galaxy Securities Co Ltd	915,117
29,700		China Gezhouba Group Co Ltd	24,181
49,200		China Grand Automotive Services Co Ltd	25,220
932,500		China Hongqiao Group Ltd	517,901
4,374,000	g	China Huarong Asset Management Co Ltd	645,754
2,230,000	*,†	China Huishan Dairy Holdings Co Ltd	2,846
726,224		China Insurance International Holdings Co Ltd	1,632,624
543,006	e,g	China International Capital Corp Ltd	990,142
47,200		China International Travel Service Corp Ltd	605,600
3,515,880		China Life Insurance Co Ltd	9,041,751
62,500		China Life Insurance Co Ltd (Class A)	296,711
117,800	*,e,g	China Literature Ltd	461,488
1,638,341		China Longyuan Power Group Corp	885,088
276

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

683,000		China Medical System Holdings Ltd	$926,232
1,283,000		China Mengniu Dairy Co Ltd	5,114,993
1,842,368		China Merchants Bank Co Ltd	8,786,677
426,195		China Merchants Bank Co Ltd (Class A)	2,147,856
662,998		China Merchants Holdings International Co Ltd	1,036,617
135,400		China Merchants Securities Co Ltd	316,050
133,100		China Merchants Shekou Industrial Zone Holdings Co Ltd	353,713
846,800		China Minsheng Banking Corp Ltd	739,592
3,431,602		China Minsheng Banking Corp Ltd (Hong Kong)	2,400,305
2,857,165		China Mobile Hong Kong Ltd	23,219,308
1,632,000	e	China Molybdenum Co Ltd	514,302
265,200		China Molybdenum Co Ltd (Class A)	127,981
1,821,913		China National Building Material Co Ltd	1,535,551
33,800		China National Chemical Engineering Co Ltd	28,704
296,400		China National Nuclear Power Co Ltd	212,926
144,400		China Northern Rare Earth Group High-Tech Co Ltd	206,263
924,773		China Oilfield Services Ltd	1,287,539
595,953		China Oriental Group Co Ltd	207,986
1,785,794		China Overseas Land & Investment Ltd	5,635,057
132,200		China Pacific Insurance Group Co Ltd	647,181
1,240,400		China Pacific Insurance Group Co Ltd (Hong Kong)	4,500,529
2,274,000		China Power International Development Ltd	474,889
991,500		China Railway Construction Corp	1,084,490
265,100		China Railway Construction Corp Ltd	353,369
428,700		China Railway Group Ltd	350,853
1,760,454		China Railway Group Ltd (Hong Kong)	1,061,052
783,000	g	China Railway Signal & Communication Corp Ltd	467,438
3,042,000		China Reinsurance Group Corp	496,279
676,677		China Resources Beer Holdings Company Ltd	3,469,337
418,000		China Resources Gas Group Ltd	2,520,249
1,287,555		China Resources Land Ltd	5,475,813
726,000	g	China Resources Pharmaceutical Group Ltd	670,466
927,372		China Resources Power Holdings Co	1,165,460
19,700		China Resources Sanjiu Medical & Pharmaceutical Co Ltd	82,433
119,900		China Shenhua Energy Co Ltd	313,926
1,671,500		China Shenhua Energy Co Ltd (Hong Kong)	3,394,714
468,000		China Shipbuilding Industry Co Ltd	352,017
592,000		China Shipping Development Co Ltd	254,667
802,000	e	China Southern Airlines Co Ltd	493,582
110,600		China Southern Airlines Co Ltd (Class A)	104,591
20,700		China Spacesat Co Ltd	61,440
879,020		China State Construction Engineering Corp Ltd	654,592
922,744		China State Construction International Holdings Ltd	849,804
6,637,336		China Telecom Corp Ltd	2,823,579
19,616,778	g	China Tower Corp Ltd	4,317,509
2,873,716		China Unicom Ltd	2,829,170
676,500		China United Network Communications Ltd	589,284
719,500		China Vanke Co Ltd	2,623,691
203,000		China Vanke Co Ltd (Class A)	764,250
459,600		China Yangtze Power Co Ltd	1,166,089
771,200		China Zhongwang Holdings Ltd	320,173
88,000		Chinese Universe Publishing and Media Group Co Ltd	148,583
69,800		Chongqing Changan Automobile Co Ltd	70,999
1,342,000		Chongqing Rural Commercial Bank	716,289
277

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

19,500		Chongqing Zhifei Biological Products Co Ltd	$134,513
1,184,939		CIFI Holdings Group Co Ltd	790,326
273,500	*	CITIC Guoan Information Industry Co Ltd	134,246
2,804,738		Citic Pacific Ltd	3,689,587
998,000		CITIC Securities Co Ltd	1,831,046
209,500		CITIC Securities Co Ltd (Class A)	645,047
8,549,674		CNOOC Ltd	12,724,051
22,300		Contemporary Amperex Technology Co Ltd	217,647
798,196		COSCO Pacific Ltd	627,533
3,537,416		Country Garden Holdings Co Ltd	4,910,742
538,000		Country Garden Services Holdings Co Ltd	1,822,943
2,019,050		CRRC Corp Ltd	1,350,410
529,800		CRRC Corp Ltd (Class A)	541,644
2,205,401		CSPC Pharmaceutical Group Ltd	5,648,299
218,996	*	Ctrip.com International Ltd (ADR)	7,224,678
913,500	g	Dali Foods Group Co Ltd	624,542
290,400		Daqin Railway Co Ltd	314,740
1,708,000		Datang International Power Generation Co Ltd	336,897
17,000		DHC Software Co Ltd	17,220
8,900		Dong-E-E-Jiao Co Ltd	44,623
1,253,917		Dongfeng Motor Group Co Ltd	1,257,820
150,100		East Money Information Co Ltd	317,503
370,700		ENN Energy Holdings Ltd	4,229,148
47,900		Everbright Securities Co Ltd	77,910
102,043		Fangda Carbon New Material Co Ltd	154,935
864,000		Far East Horizon Ltd	817,986
116,500		Financial Street Holdings Co Ltd	130,020
69,400		First Capital Securities Co Ltd	65,664
322,040		Focus Media Information Technology Co Ltd	274,116
46,225		Foshan Haitian Flavouring & Food Co Ltd	733,538
1,216,952		Fosun International	1,591,258
126,200		Founder Securities Co Ltd	120,548
122,500		Foxconn Industrial Internet Co Ltd	267,019
2,494,000		Franshion Properties China Ltd	1,658,062
830,000	e	Future Land Development Holdings Ltd	874,668
62,700		Future Land Holdings Co Ltd	283,227
37,300		Fuyao Glass Industry Group Co Ltd	112,612
230,098	g	Fuyao Glass Industry Group Co Ltd (Hong Kong)	650,164
537,900		GD Power Development Co Ltd	177,966
27,300	*	GDS Holdings Ltd (ADR)	1,137,864
2,320,828		Geely Automobile Holdings Ltd	4,391,497
127,600		Gemdale Corp	215,620
452,000	*	Genscript Biotech Corp	1,082,966
685,200		GF Securities Co Ltd	713,620
132,000		GF Securities Co Ltd (Class A)	256,998
59,500		GoerTek, Inc	156,889
5,601,968	*,e	GOME Electrical Appliances Holdings Ltd	506,393
1,553,266	e	Great Wall Motor Co Ltd	1,258,536
65,000		Gree Electric Appliances, Inc of Zhuhai	542,249
207,300		Greenland Holdings Corp Ltd	200,706
515,305	e	Greentown Service Group Co Ltd	584,650
1,404,000		Guangdong Investments Ltd	3,038,672
397,700		Guanghui Energy Co Ltd	185,828
399,500		Guangshen Railway Co Ltd	175,333
278

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

81,100		Guangzhou Automobile Group Co Ltd	$132,353
1,358,851		Guangzhou Automobile Group Co Ltd (Hong Kong)	1,357,133
9,300		Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	44,596
41,100		Guangzhou Haige Communications Group, Inc Co	56,076
488,800		Guangzhou R&F Properties Co Ltd	757,373
134,800		Guosen Securities Co Ltd	234,006
128,500		Guotai Junan Securities Co Ltd	311,188
389,000	g	Guotai Junan Securities Co Ltd (Hong Kong)	594,430
101,100		Guoyuan Securities Co Ltd	121,249
169,000	e,g	Haidilao International Holding Ltd	818,144
347,000		Haitian International Holdings Ltd	818,819
1,392,800		Haitong Securities Co Ltd	1,421,920
126,400		Haitong Securities Co Ltd (Class A)	253,001
195,600		Hangzhou Hikvision Digital Technology Co Ltd	896,474
19,700		Hangzhou Robam Appliances Co Ltd	88,115
15,600		Hangzhou Tigermed Consulting Co Ltd	151,352
14,800		Heilan Home Co Ltd	16,149
81,400		Henan Shuanghui Investment & Development Co Ltd	344,524
347,000		Hengan International Group Co Ltd	2,422,752
127,320		Hengli Petrochemical Co Ltd	291,321
9,776,000	*,e	HengTen Networks Group Ltd	140,669
19,180		Hengtong Optic-electric Co Ltd	40,022
59,200		Hengyi Petrochemical Co Ltd	120,518
88,900		Hesteel Co Ltd	31,312
11,100		Hithink RoyalFlush Information Network Co Ltd	153,007
205,051	e,g	Hua Hong Semiconductor Ltd	412,327
52,110		Huaan Securities Co Ltd	46,612
924,000		Huadian Power International Corp Ltd	346,230
167,000		Huadian Power International Corp Ltd (Class A)	83,473
45,800		Huadong Medicine Co Ltd	169,628
90,000		Huaneng Power International, Inc	72,873
1,843,110		Huaneng Power International, Inc (Hong Kong)	875,431
2,358,000		Huaneng Renewables Corp Ltd	900,226
808,000	g	Huatai Securities Co Ltd	1,201,024
141,600		Huatai Securities Co Ltd (Class A)	350,575
41,900		Huaxi Securities Co Ltd	56,676
373,900		Huaxia Bank Co Ltd	397,739
62,373		Huayu Automotive Systems Co Ltd	222,415
61,700		Huazhu Group Ltd (ADR)	2,335,962
16,690		Hundsun Technologies, Inc	180,532
29,300	*	Hutchison China MediTech Ltd (ADR)	553,770
58,900		Iflytek Co Ltd	276,841
1,139,600		Industrial & Commercial Bank of China Ltd	956,519
30,555,777		Industrial & Commercial Bank of China Ltd (Hong Kong)	21,889,950
433,100		Industrial Bank Co Ltd	1,151,163
96,600		Industrial Securities Co Ltd	87,481
495,800		Inner Mongolia BaoTou Steel Union Co Ltd	96,463
158,600	*	Inner Mongolia Junzheng Energy & Chemical Industry Group Co Ltd	66,610
134,200		Inner Mongolia Yili Industrial Group Co Ltd	552,663
577,700		Inner Mongolia Yitai Coal Co	503,890
61,800	*,e	IQIYI, Inc (ADR)	1,077,174
342,524	*	JD.com, Inc (ADR)	10,669,623
638,000		Jiangsu Express	847,613
91,960		Jiangsu Hengrui Medicine Co Ltd	1,186,393
279

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

33,600		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	$480,190
547,000		Jiangxi Copper Co Ltd	640,388
100,300		Jiangxi Copper Co Ltd (Class A)	201,361
53,000		Jiangxi Ganfeng Lithium Co Ltd	163,824
84,800		Jinke Properties Group Co Ltd	83,468
64,500		Jointown Pharmaceutical Group Co Ltd	118,391
920,000		Kaisa Group Holdings Ltd	402,325
320,381		Kingboard Chemical Holdings Ltd	853,784
1,055,000	e	Kingdee International Software Group Co Ltd	1,156,015
381,000	e	Kingsoft Corp Ltd	876,849
26,500		Kweichow Moutai Co Ltd	4,437,876
727,429		KWG Property Holding Ltd	732,507
175,200	g	Legend Holdings Corp	385,125
3,389,856		Lenovo Group Ltd	2,363,214
102,600		Lens Technology Co Ltd	192,254
26,200		Lepu Medical Technology Beijing Co Ltd	112,307
904,000		Li Ning Co Ltd	3,065,300
28,800		Liaoning Cheng Da Co Ltd	57,357
580,000		Logan Property Holdings Co Ltd	883,328
795,500	g	Longfor Properties Co Ltd	3,301,443
36,500		LONGi Green Energy Technology Co Ltd	118,238
99,783		Luxshare Precision Industry Co Ltd	449,967
587,500	e,g	Luye Pharma Group Ltd	434,250
21,700		Luzhou Laojiao Co Ltd	268,497
968,000	e	Maanshan Iron & Steel Co Ltd	366,120
96,024		Maanshan Iron & Steel Co Ltd (Class A)	36,259
35,870	*	Mango Excellent Media Co Ltd	137,519
93,728		Meinian Onehealth Healthcare Holdings Co Ltd	198,459
720,500	*,e,g	Meitu, Inc	159,456
463,600	*	Meituan Dianping (Class B)	5,529,886
225,300		Metallurgical Corp of China Ltd	87,689
1,533,000		Metallurgical Corp of China Ltd (Hong Kong)	324,534
74,100		Midea Group Co Ltd	583,938
69,464		Momo, Inc (ADR)	2,328,433
36,180		Muyuan Foodstuff Co Ltd	505,797
92,400		NARI Technology Co Ltd	287,936
32,501		Netease.com (ADR)	9,290,736
45,200		New China Life Insurance Co Ltd	305,769
383,500		New China Life insurance Co Ltd (Hong Kong)	1,488,431
107,300		New Hope Liuhe Co Ltd	336,115
65,684	*	New Oriental Education & Technology Group (ADR)	8,017,389
210,100		Ningbo Zhoushan Port Co Ltd	109,784
302,300	*,e	NIO, Inc (ADR)	438,335
17,852	*,e	Noah Holdings Ltd (ADR)	540,737
207,326		Offshore Oil Engineering Co Ltd	177,512
13,500		O-film Tech Co Ltd	21,402
5,600		Oppein Home Group, Inc	87,793
144,900		Orient Securities Co Ltd	205,672
3,755,220		People’s Insurance Co Group of China Ltd	1,581,597
30,500		Perfect World Co Ltd	127,816
3,256,306		PICC Property & Casualty Co Ltd	4,120,915
90,400	*	Pinduoduo, Inc (ADR)	3,695,552
354,800		Ping An Bank Co Ltd	819,202
2,594,026		Ping An Insurance Group Co of China Ltd	29,939,678
280

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

220,500		Ping An Insurance Group Co of China Ltd (Class A)	$2,754,428
245,400		Poly Real Estate Group Co Ltd	501,883
3,876,000	g	Postal Savings Bank of China Co Ltd	2,485,147
265,800		Power Construction Corp of China Ltd	168,405
147,900		Qingdao Haier Co Ltd	336,116
162,500		RiseSun Real Estate Development Co Ltd	200,699
122,600		Rongsheng Petro Chemical Co Ltd	191,848
164,700		SAIC Motor Corp Ltd	549,623
38,400		Sanan Optoelectronics Co Ltd	82,835
109,900		Sany Heavy Industry Co Ltd	210,138
56,100		SDIC Capital Co Ltd	97,621
187,300		SDIC Power Holdings Co Ltd	221,842
1,415,265	*,e	Semiconductor Manufacturing International Corp	1,797,737
45,900		SF Holding Co Ltd	258,278
141,200		Shaanxi Coal Industry Co Ltd	167,990
30,290		Shandong Buchang Pharmaceuticals Co Ltd	88,083
53,375		Shandong Gold Mining Co Ltd	242,607
44,800		Shandong Linglong Tyre Co Ltd	133,389
1,027,390		Shandong Weigao Group Medical Polymer Co Ltd	1,179,485
168,400		Shanghai Electric Group Co Ltd	116,685
1,328,623		Shanghai Electric Group Co Ltd (Hong Kong)	406,395
34,600		Shanghai Fosun Pharmaceutical Group Co Ltd	125,057
241,985		Shanghai Fosun Pharmaceutical Group Co Ltd (Hong Kong)	682,969
289,000		Shanghai Industrial Holdings Ltd	537,965
20,700		Shanghai International Airport Co Ltd	224,187
162,300		Shanghai International Port Group Co Ltd	133,792
595,679		Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	656,082
88,000		Shanghai Oriental Pearl Group Co Ltd	112,497
16,700		Shanghai Pharmaceuticals Holding Co Ltd	43,992
396,541		Shanghai Pharmaceuticals Holding Co Ltd (Hong Kong)	716,517
606,800		Shanghai Pudong Development Bank Co Ltd	1,077,733
33,500		Shanghai Zhangjiang High-Tech Park Development Co Ltd	76,844
77,500		Shanxi Lu’an Environmental Energy Development Co Ltd	77,138
16,500		Shanxi Securities Co Ltd	18,246
5,900		Shanxi Xinghuacun Fen Wine Factory Co Ltd	74,501
110,900		Shanxi Xishan Coal & Electricity Power Co Ltd	89,271
97,500		Shenergy Co Ltd	80,188
432,400		Shenwan Hongyuan Group Co Ltd	294,082
234,700		Shenzhen Energy Group Co Ltd	203,624
71,300		Shenzhen Inovance Technology Co Ltd	252,403
451,238		Shenzhen International Holdings Ltd	917,381
1,076,000		Shenzhen Investment Ltd	423,508
13,400		Shenzhen Kangtai Biological Products Co Ltd	164,733
9,300		Shenzhen Mindray Bio-Medical Electronics Co Ltd	234,957
31,000		Shenzhen Overseas Chinese Town Co Ltd	30,990
13,200		Shenzhen Salubris Pharmaceuticals Co Ltd	35,092
251,500		Shenzhen Zhongjin Lingnan Nonfemet Co Ltd	143,513
349,000		Shenzhou International Group Holdings Ltd	4,822,708
543,500		Shimao Property Holdings Ltd	1,820,770
1,698,000		Shui On Land Ltd	341,711
177,200		Sichuan Chuantou Energy Co Ltd	243,079
12,200		Sichuan Kelun Pharmaceutical Co Ltd	41,376
1,689,000		Sihuan Pharmaceutical Holdings	221,293
28,179	*	Sina Corp	1,115,888
281

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,546,471		Sino-Ocean Land Holdings Ltd	$568,562
708,000		Sinopec Engineering Group Co Ltd	404,449
2,140,000		Sinopec Shanghai Petrochemical Co Ltd	591,045
228,783		Sinopec Shanghai Petrochemical Co Ltd (Class A)	128,678
557,200		Sinopharm Group Co	1,995,471
1,097,000		Sinotrans Ltd	322,545
319,245		Sinotruk Hong Kong Ltd	482,401
1,016,000		Soho China Ltd	346,701
30,200		Songcheng Performance Development Co Ltd	126,956
2,439		Spring Airlines Co Ltd	14,965
1,124,031		Sunac China Holdings Ltd	5,098,366
102,200		Suning.com Co Ltd	153,096
324,717		Sunny Optical Technology Group Co Ltd	5,219,462
43,100		Suzhou Dongshan Precision Manufacturing Co Ltd	126,016
25,700		Suzhou Gold Mantis Construction Decoration Co Ltd	29,182
179,132	*	TAL Education Group (ADR)	7,668,641
12,931		Tasly Pharmaceutical Group Co Ltd	26,854
49,700		TBEA Co Ltd	45,313
185,200		TCL Corp	86,566
2,638,804		Tencent Holdings Ltd	107,037,578
42,500	*	Tencent Music Entertainment (ADR)	588,200
72,100		Tianma Microelectronics Co Ltd	140,973
51,200		Tianqi Lithium Corp	182,690
896,000		Tingyi Cayman Islands Holding Corp	1,191,945
359,000		Tong Ren Tang Technologies Co Ltd	357,421
20,700		Tonghua Dongbao Pharmaceutical Co Ltd	46,977
116,892		Tongwei Co Ltd	210,715
469,661		Travelsky Technology Ltd	1,070,571
182,000		Tsingtao Brewery Co Ltd	1,054,692
5,200		Tsingtao Brewery Co Ltd (Class A)	34,675
19,600		Tus-Sound Environmental Resources Co Ltd	24,109
637,000		Uni-President China Holdings Ltd	657,977
25,800		Unisplendour Corp Ltd	107,596
204,924	*	Vipshop Holdings Ltd (ADR)	2,364,823
51,400		Walvax Biotechnology Co Ltd	220,151
88,500		Wangsu Science & Technology Co Ltd	119,720
68,500		Wanhua Chemical Group Co Ltd	443,266
2,304,252		Want Want China Holdings Ltd	1,941,122
239,560		Wanxiang Qianchao Co Ltd	172,178
27,072	*,e	Weibo Corp (ADR)	1,331,672
949,800		Weichai Power Co Ltd	1,495,003
126,900		Weichai Power Co Ltd (Class A)	208,185
10,200		Weifu High-Technology Group Co Ltd	24,303
128,000		Wens Foodstuffs Group Co Ltd	731,598
140,000		Western Securities Co Ltd	175,871
996,000		Winteam Pharmaceutical Group Ltd	444,740
55,400		Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co Ltd	143,610
79,300		Wuliangye Yibin Co Ltd	1,484,323
30,400		WuXi AppTec Co Ltd	406,039
71,260	e,g	WuXi AppTec Co Ltd (Hong Kong)	859,162
263,267	*,g	Wuxi Biologics Cayman, Inc	3,093,771
26,600		Wuxi Lead Intelligent Equipment Co Ltd	123,636
143,900		XCMG Construction Machinery Co Ltd	92,312
282

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

107,700		Xiamen C & D, Inc	$129,831
3,640,600	*,e,g	Xiaomi Corp	4,124,788
105,500		Xinjiang Goldwind Science & Technology Co Ltd	188,216
357,800		Xinjiang Goldwind Science & Technology Co Ltd (Hong Kong)	426,715
1,423,780		Xinyi Solar Holdings Ltd	804,487
938,464		Yanzhou Coal Mining Co Ltd	952,140
55,500		Yanzhou Coal Mining Co Ltd (Class A)	81,861
216,000		Yihai International Holding Ltd	1,468,960
227,500		Yonghui Superstores Co Ltd	269,478
62,230		Yonyou Network Technology Co Ltd	260,936
3,236,000		Yuexiul Property Co Ltd	712,769
168,506		Yum China Holdings, Inc	7,161,505
23,300		Yunda Holding Co Ltd	108,879
15,900		Yunnan Baiyao Group Co Ltd	195,505
884,849		Yuzhou Properties Co	373,780
25,604	*	YY, Inc (ADR)	1,455,331
14,195		Zhangzhou Pientzehuang Pharmaceutical Co Ltd	218,698
509,500	e	Zhaojin Mining Industry Co Ltd	569,813
56,916		Zhejiang Chint Electrics Co Ltd	184,376
10,200		Zhejiang Dahua Technology Co Ltd	23,312
822,414		Zhejiang Expressway Co Ltd	673,450
22,476		Zhejiang Huayou Cobalt Co Ltd	78,266
34,700		Zhejiang Longsheng Group Co Ltd	68,151
73,800		Zhejiang Semir Garment Co Ltd	116,591
91,800		Zhengzhou Yutong Bus Co Ltd	186,369
137,200	*,e,g	ZhongAn Online P&C Insurance Co Ltd	456,720
80,240		Zhongjin Gold Corp Ltd	94,266
250,000		Zhongsheng Group Holdings Ltd	828,804
278,600		Zhuzhou CSR Times Electric Co Ltd	1,033,764
2,485,299		Zijin Mining Group Co Ltd	860,882
176,800		Zijin Mining Group Co Ltd (Class A)	85,179
163,900		Zoomlion Heavy Industry Science and Technology Co Ltd	136,135
71,200	*	ZTE Corp	337,097
337,064		ZTE Corp (Class H)	940,373
148,000		ZTO Express Cayman, Inc (ADR)	3,256,000
		TOTAL CHINA	796,576,007

COLOMBIA - 0.4%
97,796		BanColombia S.A.	1,189,176
208,796		BanColombia S.A. (Preference)	2,725,467
239,488		Cementos Argos S.A.	540,620
2,811,999		Ecopetrol S.A.	2,529,135
119,312		Grupo Argos S.A.	645,979
1,603,675		Grupo Aval Acciones y Valores	657,127
110,945		Grupo de Inversiones Suramericana S.A.	1,122,580
58,915		Grupo de Inversiones Suramericana S.A. (Preference)	539,996
207,620		Interconexion Electrica S.A.	1,197,808
		TOTAL COLOMBIA	11,147,888

CZECH REPUBLIC - 0.1%
79,380		CEZ AS	1,810,692
32,987		Komercni Banka AS	1,114,860
276,939	g	Moneta Money Bank AS	919,471
		TOTAL CZECH REPUBLIC	3,845,023
283

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

EGYPT - 0.2%
631,728		Commercial International Bank	$3,170,382
518,867		Eastern Tobacco	517,581
371,381		ElSwedy Cables Holding Co	309,484
		TOTAL EGYPT	3,997,447

GREECE - 0.3%
615,924	*	Alpha Bank AE	1,314,251
1,246,145	*	Eurobank Ergasias S.A.	1,263,255
12,741	*,†	Hellenic Duty Free Shops S.A.	142
109,533		Hellenic Telecommunications Organization S.A.	1,661,220
50,364		JUMBO S.A.	981,212
27,197		Motor Oil Hellas Corinth Refineries S.A.	672,642
248,428	*	National Bank of Greece S.A.	842,518
103,039		OPAP S.A.	1,120,590
		TOTAL GREECE	7,855,830

HONG KONG - 0.7%
6,051,652	*	Alibaba Pictures Group Ltd	992,572
1,394,000		Bosideng International Holdings Ltd	720,851
416,000	†	China Ding Yi Feng Holdings Ltd	919,761
1,568,000	*	China First Capital Group Ltd	445,850
862,068		China Gas Holdings Ltd	3,672,356
1,113,226		China Resources Cement Holdings Ltd	1,219,083
610,000		Haier Electronics Group Co Ltd	1,741,603
491,651		Kingboard Laminates Holdings Ltd	450,098
693,000		Lee & Man Paper Manufacturing Ltd	385,353
889,000		Nine Dragons Paper Holdings Ltd	771,175
3,196,221		Sino Biopharmaceutical	4,758,828
654,000		SSY Group Ltd	545,430
1,165,000		Sun Art Retail Group Ltd	1,188,757
466,000		Towngas China Co Ltd	359,228
		TOTAL HONG KONG	18,170,945

HUNGARY - 0.3%
205,025		MOL Hungarian Oil & Gas plc	2,027,544
100,158		OTP Bank	4,618,980
61,865		Richter Gedeon Rt	1,146,555
		TOTAL HUNGARY	7,793,079

INDIA - 8.8%
266,943		Ambuja Cements Ltd	760,652
563,494		Ashok Leyland Ltd	609,040
132,947		Asian Paints Ltd	3,388,896
130,843		Aurobindo Pharma Ltd	866,737
58,403	*,g	Avenue Supermarts Ltd	1,639,901
970,811		Axis Bank Ltd	10,058,714
79,480		Bajaj Finance Ltd	4,507,141
17,038		Bajaj Finserv Ltd	1,952,731
38,169		Bajaj Holdings and Investment Ltd	1,745,815
174,814	g	Bandhan Bank Ltd	1,506,354
98,254		Bharat Forge Ltd	627,711
300,774		Bharat Petroleum Corp Ltd	2,227,539
284

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

956,751		Bharti Airtel Ltd	$5,048,222
182,660		Bharti Infratel Ltd	488,177
3,399		Bosch Ltd	732,536
25,852		Britannia Industries Ltd	1,189,291
178,785		Cipla Ltd	1,176,194
578,793		Coal India Ltd	1,690,832
90,433		Container Corp Of India Ltd	750,137
255,118		Dabur India Ltd	1,659,780
38,254		Divi S Laboratories Ltd	945,820
54,494		Dr Reddy’s Laboratories Ltd	2,139,525
6,142		Eicher Motors Ltd	1,947,313
791,975		GAIL India Ltd	1,531,728
70,923		Glenmark Pharmaceuticals Ltd	315,179
165,430		Godrej Consumer Products Ltd	1,726,880
138,611		Grasim Industries Ltd	1,501,718
116,808		Havells India Ltd	1,138,089
253,335		HCL Technologies Ltd	4,152,974
224,870	g	HDFC Life Insurance Co Ltd	1,983,095
44,343		Hero Honda Motors Ltd	1,688,679
544,824		Hindalco Industries Ltd	1,440,231
302,507		Hindustan Lever Ltd	9,271,906
282,075		Hindustan Petroleum Corp Ltd	1,289,459
756,584		Housing Development Finance Corp	22,706,635
1,112,392		ICICI Bank Ltd	7,257,182
63,738	g	ICICI Lombard General Insurance Co Ltd	1,206,667
3,362,131	*	Idea Cellular Ltd	184,386
141,626		Indiabulls Housing Finance Ltd	410,970
866,121		Indian Oil Corp Ltd	1,789,003
1,603,176		Infosys Technologies Ltd	15,415,919
40,239	g	InterGlobe Aviation Ltd	824,640
1,583,425		ITC Ltd	5,746,552
383,700		JSW Steel Ltd	1,231,176
224,939		Larsen & Toubro Ltd	4,667,045
137,711		LIC Housing Finance Ltd	799,881
114,780		Lupin Ltd	1,205,753
136,862		Mahindra & Mahindra Financial Services Ltd	679,689
351,303		Mahindra & Mahindra Ltd	3,000,307
212,692		Marico Ltd	1,096,935
48,799		Maruti Suzuki India Ltd	5,199,470
437,560		Motherson Sumi Systems Ltd	757,742
287,886		Mundra Port and Special Economic Zone Ltd	1,604,221
11,146		Nestle India Ltd	2,345,763
1,122,289		NTPC Ltd	1,936,706
2,526		Page Industries Ltd	915,809
269,413		Petronet LNG Ltd	1,087,133
55,497		Pidilite Industries Ltd	1,095,863
41,162		Piramal Healthcare Ltd	975,616
855,183		Power Grid Corp of India Ltd	2,391,492
1,326,393		Reliance Industries Ltd	27,338,685
351,919		Rural Electrification Corp Ltd	692,311
864,135		Sesa Sterlite Ltd	1,803,561
3,466		Shree Cement Ltd	971,629
78,212		Shriram Transport Finance Co Ltd	1,253,698
853,877	*	State Bank of India	3,755,248
285

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

398,608		Sun Pharmaceutical Industries Ltd	$2,434,982
419,540		Tata Consultancy Services Ltd	13,424,866
803,109	*	Tata Motors Ltd	1,985,867
664,122		Tata Power Co Ltd	554,715
186,569		Tata Steel Ltd	998,958
215,946		Tech Mahindra Ltd	2,248,580
143,009		Titan Industries Ltd	2,683,032
43,811		Ultra Tech Cement Ltd	2,558,473
249,795		United Phosphorus Ltd	2,099,035
130,924	*	United Spirits Ltd	1,151,735
527,108		Wipro Ltd	1,930,256
913,271		Yes Bank Ltd	906,463
334,621		ZEE Telefilms Ltd	1,229,434
		TOTAL INDIA	230,253,079

INDONESIA - 2.0%
7,213,054		Adaro Energy Tbk	672,498
25,605,282		Bank Rakyat Indonesia	7,672,244
1,045,160		Indofood CBP Sukses Makmur Tbk	865,317
9,493,572		PT Astra International Tbk	4,695,527
4,554,675		PT Bank Central Asia Tbk	10,194,853
8,641,739		PT Bank Mandiri Persero Tbk	4,319,738
3,635,859		PT Bank Negara Indonesia	1,984,751
1,708,200		PT Bank Tabungan Negara Tbk	226,085
10,268,000		PT Barito Pacific Tbk	694,899
3,227,400	*	PT Bumi Serpong Damai	324,995
3,215,000		PT Charoen Pokphand Indonesia Tbk	1,441,860
240,100		PT Gudang Garam Tbk	958,892
4,259,009		PT Hanjaya Mandala Sampoerna Tbk	645,760
1,241,205		PT Indah Kiat Pulp and Paper Corp Tbk	642,518
846,717		PT Indocement Tunggal Prakarsa Tbk	1,206,291
2,046,900		PT Indofood Sukses Makmur Tbk	1,121,708
972,082		PT Jasa Marga Tbk	377,195
9,861,300		PT Kalbe Farma Tbk	1,119,836
667,100		PT Pabrik Kertas Tjiwi Kimia Tbk	502,156
8,991,000		PT Pakuwon Jati Tbk	400,127
4,720,400		PT Perusahaan Gas Negara Persero Tbk	708,386
1,434,000		PT Semen Gresik Persero Tbk	1,293,304
2,670,800		PT Surya Citra Media Tbk	232,029
1,299,000		PT Tambang Batubara Bukit Asam Tbk	208,004
23,067,483		PT Telekomunikasi Indonesia Persero Tbk	6,731,572
682,469		PT Unilever Indonesia Tbk	2,124,994
832,800		PT United Tractors Tbk	1,285,451
		TOTAL INDONESIA	52,650,990

KOREA, REPUBLIC OF - 12.1%
15,365		Amorepacific Corp	2,527,743
4,703		Amorepacific Corp (Preference)	388,711
3,727		BGF retail Co Ltd	570,819
138,454		BS Financial Group, Inc	826,899
10,438	*	Celltrion Healthcare Co Ltd	491,396
28,740	*,e	Celltrion, Inc	4,918,849
27,723		Cheil Communications, Inc	589,266
40,009		Cheil Industries, Inc	3,426,011
286

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,382		CJ CheilJedang Corp	$861,275
6,595		CJ Corp	466,153
5,693		CJ O Shopping Co Ltd	805,721
12,270		Daelim Industrial Co	953,741
86,377	*	Daewoo Engineering & Construction Co Ltd	322,102
26,134		Daewoo International Corp	408,443
160,948		Daewoo Securities Co Ltd	986,761
16,379	*	Daewoo Shipbuilding & Marine Engineering Co Ltd	395,011
23,333		Dongbu Insurance Co Ltd	1,011,616
22,655		Doosan Bobcat, Inc	610,837
11,023		E-Mart Co Ltd	1,054,390
22,913		Fila Korea Ltd	1,130,592
8,455		GLOVIS Co Ltd	1,095,193
27,195		GS Engineering & Construction Corp	720,008
25,877		GS Holdings Corp	1,102,805
12,051		GS Retail Co Ltd	396,061
141,185		Hana Financial Group, Inc	4,087,665
37,332		Hankook Tire Co Ltd	995,462
3,436		Hanmi Pharm Co Ltd	982,828
6,104		Hanmi Science Co Ltd	228,299
78,654		Hanon Systems	782,798
48,671		Hanwha Chemical Corp	681,018
17,523		Hanwha Corp	357,233
13,973		HDC Hyundai Development Co-Engineering & Construction	370,718
15,575	*,e	HLB, Inc	2,221,979
8,173		Honam Petrochemical Corp	1,590,089
14,771		Hotel Shilla Co Ltd	981,929
252,601		Hynix Semiconductor, Inc	17,761,882
6,199		Hyundai Department Store Co Ltd	393,579
38,126		Hyundai Engineering & Construction Co Ltd	1,404,678
18,758	*	Hyundai Heavy Industries	1,960,446
33,069		Hyundai Marine & Fire Insurance Co Ltd	718,151
30,829		Hyundai Mobis	6,287,067
69,463		Hyundai Motor Co	7,275,857
16,847		Hyundai Motor Co Ltd (2nd Preference)	1,145,992
10,713		Hyundai Motor Co Ltd (Preference)	671,838
4,503		Hyundai Robotics Co Ltd	1,318,722
39,665		Hyundai Steel Co	1,080,272
123,576		Industrial Bank of Korea	1,251,500
15,164	g	ING Life Insurance Korea Ltd	364,582
23,071		Kakao Corp	2,799,718
56,718		Kangwon Land, Inc	1,527,082
186,212		KB Financial Group, Inc	6,703,521
3,377		KCC Corp	655,469
120,865		Kia Motors Corp	4,417,296
36,145		Korea Aerospace Industries Ltd	1,179,824
119,747		Korea Electric Power Corp	2,617,744
3,902	*	Korea Express Co Ltd	528,081
16,318		Korea Gas Corp	551,311
18,312		Korea Investment Holdings Co Ltd	1,063,826
7,749		Korea Kumho Petrochemical	463,965
196,655		Korea Life Insurance Co Ltd	376,341
3,726		Korea Zinc Co Ltd	1,388,429
21,877		Korean Air Lines Co Ltd	468,246
287

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

54,728		KT&G Corp	$4,697,939
21,503		LG Chem Ltd	5,673,459
3,496		LG Chem Ltd (Preference)	515,634
44,030		LG Corp	2,624,916
50,467		LG Electronics, Inc	2,892,225
4,392		LG Household & Health Care Ltd	4,752,571
1,009		LG Household & Health Care Ltd (Preference)	639,074
6,086		LG Innotek Co Ltd	632,151
52,208		LG Telecom Ltd	603,141
114,367		LG.Philips LCD Co Ltd	1,340,614
12,552		Lotte Corp	392,918
6,195		Lotte Shopping Co Ltd	662,135
2,328		Medy-Tox, Inc	658,801
109,082		Meritz Securities Co Ltd	421,708
64,976		Naver Corp	9,161,385
7,465		NCsoft	3,312,933
11,783	e,g	Netmarble Corp	909,304
10,268		OCI Co Ltd	553,284
11,281		Orion Corp/Republic of Korea	1,024,929
732		Ottogi Corp	355,636
14,104		Pacific Corp	1,022,155
2,567	*	Pearl Abyss Corp	477,511
37,115		POSCO	6,734,351
11,274	e	POSCO Refractories & Environment Co Ltd	463,757
6,975		S1 Corp (Korea)	561,741
7,741	*,g	Samsung Biologics Co Ltd	2,644,468
16,354		Samsung Card Co	471,743
26,681	e	Samsung Electro-Mechanics Co Ltd	2,583,106
2,205,291		Samsung Electronics Co Ltd	95,312,338
381,964		Samsung Electronics Co Ltd (Preference)	13,445,446
77,880	*	Samsung Engineering Co Ltd	1,188,923
14,669		Samsung Fire & Marine Insurance Co Ltd	2,728,781
214,806	*	Samsung Heavy Industries Co Ltd	1,333,772
34,319		Samsung Life Insurance Co Ltd	2,084,104
25,585		Samsung SDI Co Ltd	4,992,803
15,976		Samsung SDS Co Ltd	2,759,314
31,771		Samsung Securities Co Ltd	915,308
209,748		Shinhan Financial Group Co Ltd	7,642,185
3,314		Shinsegae Co Ltd	671,621
29,937	*,e	SillaJen, Inc	492,983
16,474		SK C&C Co Ltd	3,654,828
25,984		SK Energy Co Ltd	3,555,534
9,670		SK Telecom Co Ltd	1,976,512
21,209		S-Oil Corp	1,811,908
125,021	*	STX Pan Ocean Co Ltd	471,246
9,380	*,e	ViroMed Co Ltd	775,661
24,124		Woongjin Coway Co Ltd	1,903,462
228,364		Woori Financial Group, Inc	2,302,325
64,107		Woori Investment & Securities Co Ltd	664,767
4,722		Yuhan Corp	910,238
		TOTAL KOREA, REPUBLIC OF	314,093,488

LUXEMBOURG - 0.1%
71,297		Reinet Investments S.C.A	1,337,990
		TOTAL LUXEMBOURG	1,337,990
288

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

MALAYSIA - 2.0%
624,700	*	AirAsia BHD	$285,216
449,500		Alliance Financial Group BHD	309,345
673,733		AMMB Holdings BHD	642,650
71,099		British American Tobacco Malaysia BHD	320,085
2,270,720		Bumiputra-Commerce Holdings BHD	2,849,801
1,847,177		Dialog Group BHD	1,537,022
1,374,425		Digi.Com BHD	1,543,548
72,100		Fraser & Neave Holdings BHD	596,253
753,900		Gamuda BHD	674,134
1,017,975		Genting BHD	1,414,080
90,100		Genting Plantations BHD	213,551
230,200		HAP Seng Consolidated BHD	549,814
685,400		Hartalega Holdings BHD	862,233
272,087		Hong Leong Bank BHD	1,120,339
79,406		Hong Leong Credit BHD	331,040
998,912		IHH Healthcare BHD	1,361,404
1,287,000		IJM Corp BHD	661,702
835,020		IOI Corp BHD	871,522
214,300		Kuala Lumpur Kepong BHD	1,111,114
1,812,350		Malayan Banking BHD	3,726,974
459,076		Malaysia Airports Holdings BHD	868,891
1,094,600		Maxis BHD	1,409,446
527,200		MISC BHD	1,050,076
31,900		Nestle Malaysia BHD	1,103,993
1,123,100		Petronas Chemicals Group BHD	2,006,547
114,500		Petronas Dagangan BHD	645,595
306,500		Petronas Gas BHD	1,220,572
258,940		PPB Group BHD	1,120,197
564,712		Press Metal BHD	642,522
1,463,123		Public Bank BHD	7,101,054
299,800		QL Resources BHD	521,352
1,532,300		Resorts World BHD	1,175,255
728,870		RHB Capital BHD	1,002,992
1,434,665		Sime Darby BHD	777,891
977,065		Sime Darby Plantation BHD	1,145,814
1,068,165		Sime Darby Property BHD	185,212
743,579		SP Setia BHD	215,079
573,565		Telekom Malaysia BHD	515,427
1,470,763		Tenaga Nasional BHD	4,870,793
1,224,812		TM International BHD	1,258,938
693,500		Top Glove Corp BHD	721,494
378,300		Westports Holdings BHD	386,999
1,501,166		YTL Corp BHD	312,144
		TOTAL MALAYSIA	51,240,110

MEXICO - 2.5%
1,294,350		Alfa S.A. de C.V. (Class A)	1,122,333
248,000		Alsea SAB de C.V.	661,626
15,546,641		America Movil S.A. de C.V. (Series L)	12,316,732
7,119,697		Cemex S.A. de C.V.	2,675,924
254,860		Coca-Cola Femsa SAB de C.V.	1,400,528
289

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

85,451	e	El Puerto de Liverpool SAB de C.V.	$435,417
205,425		Embotelladoras Arca SAB de C.V.	1,147,663
1,437,100		Fibra Uno Administracion S.A. de C.V.	2,182,937
918,511		Fomento Economico Mexicano S.A. de C.V.	8,150,642
93,880		Gruma SAB de C.V.	985,090
156,930		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	1,645,291
100,501		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	1,648,015
776,520		Grupo Bimbo S.A. de C.V. (Series A)	1,442,717
198,598		Grupo Carso S.A. de C.V. (Series A1)	664,867
1,194,828		Grupo Financiero Banorte S.A. de C.V.	6,521,817
942,544		Grupo Financiero Inbursa S.A.	1,171,045
1,660,932		Grupo Mexico S.A. de C.V. (Series B)	4,374,986
1,150,290		Grupo Televisa S.A.	2,540,188
63,509		Industrias Penoles S.A. de C.V.	762,115
248,100		Infraestructura Energetica ,NV SAB de C.V.	1,096,662
664,742		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,340,438
146,600		Megacable Holdings SAB de C.V.	602,282
491,423		Orbia Advance Corp SAB de C.V.	1,060,430
116,520		Promotora y Operadora de Infraestructura SAB de C.V.	1,077,824
2,439,984		Wal-Mart de Mexico SAB de C.V.	7,322,552
		TOTAL MEXICO	64,350,121

PAKISTAN - 0.0%
221,358		Habib Bank Ltd	182,268
84,400		MCB Bank Ltd	93,692
519,317		Oil & Gas Development Co Ltd	429,565
		TOTAL PAKISTAN	705,525

PERU - 0.4%
97,622		Cia de Minas Buenaventura S.A. (ADR) (Series B)	1,497,522
32,210		Credicorp Ltd (NY)	6,894,228
39,634		Southern Copper Corp (NY)	1,410,178
		TOTAL PERU	9,801,928

PHILIPPINES - 1.1%
907,384		Aboitiz Equity Ventures, Inc	998,792
750,800		Aboitiz Power Corp	591,082
1,882,300		Alliance Global Group, Inc	425,346
130,893		Ayala Corp	2,216,182
3,390,293		Ayala Land, Inc	3,239,859
866,616		Banco de Oro Universal Bank	2,643,617
399,469		Bank of the Philippine Islands	763,178
1,716,400		DMCI Holdings, Inc	277,305
14,991		Globe Telecom, Inc	538,843
44,386		GT Capital Holdings, Inc	781,295
487,330		International Container Term Services, Inc	1,139,267
1,329,166		JG Summit Holdings (Series B)	1,994,986
222,320		Jollibee Foods Corp	1,015,856
114,546		Manila Electric Co	763,866
4,426,900		Megaworld Corp	421,085
6,294,000		Metro Pacific Investments Corp	594,654
812,190		Metropolitan Bank & Trust	1,081,196
39,795		PLDT, Inc	856,368
1,053,143		Robinsons Land Corp	528,180
290

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

20,277	*,†	Robinsons Land Corp	$2,075
106,663		Security Bank Corp	418,500
111,615		SM Investments Corp	2,262,706
4,851,249		SM Prime Holdings	3,724,834
406,857		Universal Robina	1,208,698
		TOTAL PHILIPPINES	28,487,770

POLAND - 1.0%
48,025	*	Alior Bank S.A.	339,296
242,521	*	Bank Millennium S.A.	390,409
81,735		Bank Pekao S.A.	2,308,255
14,586		Bank Zachodni WBK S.A.	1,196,544
5,549		BRE Bank S.A.	554,515
13,321		CCC S.A.	389,169
31,798		CD Projekt Red S.A.	2,099,103
103,900		Cyfrowy Polsat S.A.	753,635
20,071	*,g	Dino Polska S.A.	782,166
40,664		Grupa Lotos S.A.	1,015,505
28,530		Jastrzebska Spolka Weglowa S.A.	144,964
68,220	*	KGHM Polska Miedz S.A.	1,495,630
586		LPP S.A.	1,251,790
838,668		Polish Oil & Gas Co	1,033,253
388,698	*	Polska Grupa Energetyczna S.A.	833,430
141,812		Polski Koncern Naftowy Orlen S.A.	3,877,579
402,571		Powszechna Kasa Oszczednosci Bank Polski S.A.	4,019,628
279,074		Powszechny Zaklad Ubezpieczen S.A.	2,700,626
264,409	*	Telekomunikacja Polska S.A.	433,238
		TOTAL POLAND	25,618,735

QATAR - 0.9%
826,330		Barwa Real Estate Co	775,884
873,055		Commercial Bank of Qatar QSC	1,029,940
842,570		Industries Qatar QSC	2,429,967
1,704,560		Masraf Al Rayan	1,754,981
1,967,578		Mesaieed Petrochemical Holding Co	1,350,987
349,419		Ooredoo QSC	701,258
283,224		Qatar Electricity & Water Co	1,229,041
239,020		Qatar Fuel QSC	1,452,154
751,420		Qatar Insurance Co SAQ	633,579
534,567		Qatar Islamic Bank SAQ	2,234,581
2,097,791		Qatar National Bank	11,059,201
		TOTAL QATAR	24,651,573

ROMANIA - 0.1%
180,699		NEPI Rockcastle plc	1,572,544
		TOTAL ROMANIA	1,572,544

RUSSIA - 4.0%
2,534,650		Gazprom (ADR)	20,308,883
192,041		LUKOIL PJSC (ADR)	17,679,295
150,105		Magnit OAO (GDR)	1,708,803
22,324		Magnit PJSC (GDR)	253,601
26,980		MMC Norilsk Nickel PJSC (ADR)	748,290
272,296		MMC Norilsk Nickel PJSC (ADR)	7,554,328
291

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

230,749		Mobile TeleSystems (ADR)	$2,065,204
38,648		NovaTek OAO (GDR)	8,291,299
4,683		Novatek PJSC (GDR)	1,002,162
61,380		Novolipetsk Steel PJSC (GDR)	1,200,593
54,326		PhosAgro OAO (GDR)	683,421
95,641		Polymetal International plc (ADR)	1,573,055
23,352		Polyus PJSC (GDR)	1,377,750
635,864	*	Rosneft Oil Co PJSC (GDR)	4,210,691
115,167		Sberbank of Russia (ADR)	1,693,243
1,133,188		Sberbank of Russian Federation (ADR)	16,687,664
11,875		Severstal (GDR)	162,213
95,228		Severstal (GDR) (Equiduct)	1,300,814
750,662		Surgutneftegaz (ADR) (London)	4,969,382
107,678		Tatneft PAO (ADR)	7,550,696
16,017		Tatneft PJSC (ADR)	1,116,946
785,086		VTB Bank PJSC (GDR)	1,043,379
190,214		VTB Bank PJSC (GDR)	252,794
58,933		X5 Retail Group NV (GDR)	1,971,898
		TOTAL RUSSIA	105,406,404

SAUDI ARABIA - 2.4%
48,207		Advanced Petrochemical Co	597,370
576,475		Al Rajhi Bank	9,286,223
329,729		Alinma Bank	1,843,266
113,033		Almarai Co JSC	1,503,482
153,141		Bank AlBilad	1,012,784
207,159		Bank Al-Jazira	720,180
250,578		Banque Saudi Fransi	2,252,892
12,192		Bupa Arabia for Cooperative Insurance Co	349,285
26,430	*	Co for Cooperative Insurance	496,894
238,428	*	Dar Al Arkan Real Estate Development Co	765,605
171,456	*	Emaar Economic City	428,458
167,163	*	Etihad Etisalat Co	1,002,631
26,024		Jarir Marketing Co	1,099,352
559,451		National Commercial Bank	6,492,428
147,972	*	National Industrialization Co	482,488
102,955	*	Rabigh Refining & Petrochemical Co	551,786
543,541		Riyad Bank	3,216,910
165,777		Sahara International Petrochemical Co	726,988
462,510		Samba Financial Group	3,417,688
19,234		Saudi Airlines Catering Co	443,971
77,039		Saudi Arabian Fertilizer Co	1,604,910
179,946	*	Saudi Arabian Mining Co	2,033,387
357,570		Saudi Basic Industries Corp	8,361,869
164,066		Saudi British Bank	1,427,200
33,158		Saudi Cement Co	606,522
404,895		Saudi Electricity Co	2,243,479
103,754		Saudi Industrial Investment Group	583,217
333,676	*	Saudi Kayan Petrochemical Co	909,556
186,231		Saudi Telecom Co	4,760,374
124,762	*	Savola Group	1,027,957
108,297		Yanbu National Petrochemical Co	1,437,094
		TOTAL SAUDI ARABIA	61,686,246
292

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

SINGAPORE - 0.0%
92,600	g	BOC Aviation Ltd	$869,968
		TOTAL SINGAPORE	869,968

SOUTH AFRICA - 4.4%
326,074		Absa Group Ltd	3,344,241
23,799		Anglo American Platinum Ltd	1,776,093
196,457		AngloGold Ashanti Ltd	4,345,295
179,557		Aspen Pharmacare Holdings Ltd	1,253,468
156,025		Bid Corp Ltd	3,639,940
135,916		Bidvest Group Ltd	1,855,367
21,107	e	Capitec Bank Holdings Ltd	1,918,624
121,769		Clicks Group Ltd	1,979,462
177,938		Discovery Holdings Ltd	1,416,486
126,179		Exxaro Resources Ltd	1,031,586
1,556,272		FirstRand Ltd	6,727,734
543,321		Fortress REIT Ltd (Class A)	755,446
112,062	e	Foschini Ltd	1,292,394
383,566		Gold Fields Ltd	2,382,091
1,366,309		Growthpoint Properties Ltd	2,000,763
149,620		Investec Ltd	850,157
29,569	e	Kumba Iron Ore Ltd	720,478
64,116		Liberty Holdings Ltd	493,774
678,817		Life Healthcare Group Holdings Pte Ltd	1,072,049
384,525		Momentum Metropolitan Holdings	514,040
121,611		Mr Price Group Ltd	1,285,894
787,402		MTN Group Ltd	4,873,689
196,073	*	MultiChoice Group Ltd	1,632,979
202,750		Naspers Ltd (N Shares)	28,690,847
167,404		Nedbank Group Ltd	2,539,567
536,327		Network Healthcare Holdings Ltd	607,331
161,976		Pick’n Pay Stores Ltd	708,555
70,305	e	PSG Group Ltd	1,099,366
287,912	e	Rand Merchant Investment Holdings Ltd	568,756
2,473,760		Redefine Properties Ltd	1,234,383
239,223		Remgro Ltd	2,742,923
352,871		RMB Holdings Ltd	1,857,567
865,768		Sanlam Ltd	4,556,400
240,358		Sappi Ltd	617,225
265,743	e	Sasol Ltd	4,817,571
216,123		Shoprite Holdings Ltd	1,936,567
88,900		Spar Group Ltd	1,196,080
603,898		Standard Bank Group Ltd	6,932,897
116,042		Telkom S.A. Ltd	530,480
74,567		Tiger Brands Ltd	1,058,837
231,206		Truworths International Ltd	819,457
302,188		Vodacom Group Pty Ltd	2,640,012
447,364	e	Woolworths Holdings Ltd	1,700,847
		TOTAL SOUTH AFRICA	114,017,718

TAIWAN - 11.8%
1,366,380		Acer, Inc	797,273
162,030		Advantech Co Ltd	1,600,832
60,000		Airtac International Group	815,440
293

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES	COMPANY	VALUE

1,610,011	ASE Industrial Holding Co Ltd	$4,177,062
1,040,512	Asia Cement Corp	1,468,813
336,500	Asustek Computer, Inc	2,282,792
4,100,000	AU Optronics Corp	1,045,337
307,389	Catcher Technology Co Ltd	2,605,463
3,566,932	Cathay Financial Holding Co Ltd	4,721,400
530,272	Chailease Holding Co Ltd	2,389,416
2,278,773	Chang Hwa Commercial Bank	1,778,095
943,922	Cheng Shin Rubber Industry Co Ltd	1,483,490
224,079	Chicony Electronics Co Ltd	696,155
957,000	China Airlines	285,005
5,914,754	China Development Financial Holding Corp	1,844,598
1,338,133	China Life Insurance Co Ltd (Taiwan)	1,102,846
5,602,151	China Steel Corp	4,313,571
8,674,282	Chinatrust Financial Holding Co	6,030,472
1,823,763	Chunghwa Telecom Co Ltd	6,715,945
1,827,000	Compal Electronics, Inc	1,090,660
903,768	Delta Electronics, Inc	3,967,979
4,775,848	E.Sun Financial Holding Co Ltd	4,315,265
86,316	Eclat Textile Co Ltd	1,157,379
859,554	Eva Airways Corp	402,759
853,587	Evergreen Marine Corp Tawain Ltd	349,523
1,481,071	Far Eastern Textile Co Ltd	1,440,410
771,000	Far EasTone Telecommunications Co Ltd	1,849,961
153,928	Feng TAY Enterprise Co Ltd	1,039,835
4,633,112	First Financial Holding Co Ltd	3,397,219
1,682,173	Formosa Chemicals & Fibre Corp	4,889,531
611,064	Formosa Petrochemical Corp	1,946,303
2,102,453	Formosa Plastics Corp	6,748,653
336,000	Formosa Taffeta Co Ltd	382,204
439,512	Foxconn Technology Co Ltd	939,890
3,112,646	Fubon Financial Holding Co Ltd	4,553,910
4,412,124	Fuhwa Financial Holdings Co Ltd	2,757,445
138,000	Giant Manufacturing Co Ltd	1,020,432
101,509	Globalwafers Co Ltd	1,211,131
400,420	Highwealth Construction Corp	614,598
106,795	Hiwin Technologies Corp	916,155
5,787,002	Hon Hai Precision Industry Co, Ltd	15,284,066
137,608	Hotai Motor Co Ltd	2,434,319
3,356,706	Hua Nan Financial Holdings Co Ltd	2,412,212
4,190,487	InnoLux Display Corp	928,890
1,171,060	Inventec Co Ltd	848,522
46,125	Largan Precision Co Ltd	6,768,119
922,778	Lite-On Technology Corp	1,520,574
700,170	MediaTek, Inc	9,350,666
5,124,125	Mega Financial Holding Co Ltd	5,029,205
291,000	Micro-Star International Co Ltd	859,394
2,448,860	Nan Ya Plastics Corp	5,786,834
558,000	Nanya Technology Corp	1,276,316
73,000	Nien Made Enterprise Co Ltd	662,193
269,474	Novatek Microelectronics Corp Ltd	1,726,153
904,000	Pegatron Technology Corp	1,755,362
75,000	Phison Electronics Corp	681,965
955,512	Pou Chen Corp	1,277,457
294

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

379,000		Powertech Technology, Inc	$1,194,626
264,000		President Chain Store Corp	2,633,693
1,234,000		Quanta Computer, Inc	2,367,158
216,085		Realtek Semiconductor Corp	1,602,909
201,048		Ruentex Development Co Ltd	306,645
155,975		Ruentex Industries Ltd	374,503
1,545,421		Shanghai Commercial & Savings Bank Ltd	2,657,400
4,692,335		Shin Kong Financial Holding Co Ltd	1,482,344
4,755,717		SinoPac Financial Holdings Co Ltd	1,951,767
171,777		Standard Foods Corp	346,857
581,050		Synnex Technology International Corp	693,038
84,236	*	TaiMed Biologics, Inc	368,676
4,010,297		Taishin Financial Holdings Co Ltd	1,862,421
2,482,953		Taiwan Business Bank	1,046,710
2,286,827		Taiwan Cement Corp	3,036,090
3,978,941		Taiwan Cooperative Financial Holding	2,737,495
946,000		Taiwan High Speed Rail Corp	1,119,484
783,859		Taiwan Mobile Co Ltd	2,922,682
11,374,848		Taiwan Semiconductor Manufacturing Co Ltd	111,471,213
1,092,000	*	Tatung Co Ltd	656,315
2,278,908		Uni-President Enterprises Corp	5,629,770
5,091,452		United Microelectronics Corp	2,344,717
420,000		Vanguard International Semiconductor Corp	897,365
147,000		Walsin Technology Corp	880,068
150,878		Win Semiconductors Corp	1,570,461
1,409,000		Winbond Electronics Corp	793,149
1,151,560		Wistron Corp	1,055,750
630,660		WPG Holdings Co Ltd	799,509
120,009		Yageo Corp	1,231,459
234,127		Zhen Ding Technology Holding Ltd	1,107,045
		TOTAL TAIWAN	306,888,813

THAILAND - 2.7%
559,500		Advanced Info Service PCL (Foreign)	4,244,385
1,934,000		Airports of Thailand PCL (Foreign)	5,029,485
244,748		Bangkok Bank PCL (Foreign)	1,414,308
4,199,700		Bangkok Dusit Medical Services PCL (Foreign)	3,338,584
3,279,100		Bangkok Expressway & Metro PCL	1,172,864
2,166,600		Banpu PCL (Foreign)	832,469
502,500		Berli Jucker PCL	811,400
2,674,600		BTS Group Holdings PCL	1,186,939
161,600		Bumrungrad Hospital PCL (Foreign)	644,972
979,800		Central Pattana PCL (Foreign)	2,077,082
1,710,380		Charoen Pokphand Foods PCL	1,430,814
2,745,455		CP Seven Eleven PCL (Foreign)	7,121,930
113,300		Electricity Generating PCL	1,302,118
697,100		Energy Absolute PCL (Foreign)	946,560
194,000		Gulf Energy Development PCL	1,042,052
2,368,326		Home Product Center PCL (Foreign)	1,342,688
742,978		Indorama Ventures PCL (Foreign)	689,375
1,094,700		Intouch Holdings PCL (Class F)	2,394,952
7,471,500		IRPC PCL (Foreign)	841,322
954,449		Kasikornbank PCL (Foreign)	4,402,532
1,871,560		Krung Thai Bank PCL (Foreign)	1,028,909
295

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

3,752,000		Land and Houses PCL Co Reg	$1,205,480
1,116,870		Minor International PCL (Foreign)	1,331,704
211,600		Muangthai Capital PCL	434,712
787,298		PTT Exploration & Production PCL (Foreign)	3,140,926
1,205,529		PTT Global Chemical PCL (Foreign)	2,036,345
5,766,400		PTT PCL (Foreign)	8,644,664
305,200		Ratch Group PCL	743,444
203,000		Robinson PCL	438,704
378,858		Siam Cement PCL (Foreign)	4,642,406
364,700		Siam Commercial Bank PCL (Foreign)	1,361,091
639,300		Thai Oil PCL (Foreign)	1,450,155
1,393,400		Thai Union Group PCL	673,796
4,334,800		TMB Bank PCL (Foreign)	206,628
300,700		Total Access Communication PCL (Foreign)	617,219
4,393,148		True Corp PCL (Foreign)	727,678
		TOTAL THAILAND	70,950,692

TURKEY - 0.5%
1,294,394		Akbank TAS	1,563,841
90,802		Anadolu Efes Biracilik Ve Malt Sanayii AS	305,488
112,555		Arcelik AS	348,700
143,019		Aselsan Elektronik Sanayi Ve Ticaret AS	459,172
189,664		BIM Birlesik Magazalar AS	1,569,793
618,256		Eregli Demir ve Celik Fabrikalari TAS	706,767
23,073		Ford Otomotiv Sanayi AS	260,196
388,463		Haci Omer Sabanci Holding AS	561,944
305,218		KOC Holding AS	1,000,442
84,018		TAV Havalimanlari Holding AS	383,025
61,162		Tupras Turkiye Petrol Rafine	1,331,271
296,695	*	Turk Hava Yollari	603,801
306,502		Turk Sise ve Cam Fabrikalari AS	232,666
549,142		Turkcell Iletisim Hizmet AS	1,207,459
1,134,432		Turkiye Garanti Bankasi AS	1,823,446
671,173		Turkiye Is Bankasi (Series C)	680,108
		TOTAL TURKEY	13,038,119

UNITED ARAB EMIRATES - 0.7%
1,292,456		Abu Dhabi Commercial Bank PJSC	2,741,690
1,740,643		Aldar Properties PJSC	1,113,159
80,989		DP World Ltd	1,075,042
761,612		Dubai Islamic Bank PJSC	1,096,363
321,457		Emaar Development PJSC	354,476
1,119,316		Emaar Malls Group PJSC	593,498
1,541,491		Emaar Properties PJSC	1,791,535
833,177		Emirates Telecommunications Group Co PJSC	3,756,698
1,255,716		National Bank of Abu Dhabi PJSC	5,197,126
		TOTAL UNITED ARAB EMIRATES	17,719,587

UNITED KINGDOM - 0.1%
2,276,707	e	Old Mutual Ltd	2,960,708
		TOTAL UNITED KINGDOM	2,960,708

UNITED STATES - 1.1%
65,253		iShares MSCI South Korea Index Fund	3,845,359
296

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY			VALUE

395,000		Nexteer Automotive Group Ltd			$368,148
17,821	*	Titan Cement International S.A.			377,639
584,826		Vanguard Emerging Markets ETF			24,474,968
		TOTAL UNITED STATES			29,066,114

		TOTAL COMMON STOCKS			2,601,173,540
		(Cost $2,213,740,742)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
307,700	*,†	Ayala Land, Inc			606
		TOTAL PHILIPPINES			606

		TOTAL PREFERRED STOCKS			606
		(Cost $725)

RIGHTS / WARRANTS - 0.0%

CHINA - 0.0%
12,923	†	Legend Holdings Corp			2,144
		TOTAL CHINA			2,144

THAILAND - 0.0%
3,000,831		TMB Bank PCL			3,907
		TOTAL THAILAND			3,907

		TOTAL RIGHTS / WARRANTS			6,051
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.9%

GOVERNMENT AGENCY DEBT - 0.2%
$5,830,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	5,830,000
		TOTAL GOVERNMENT AGENCY DEBT			5,830,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
17,044,926	c	State Street Navigator Securities Lending Government Money Market Portfolio			17,044,926
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			17,044,926

		TOTAL SHORT-TERM INVESTMENTS			22,874,926
		(Cost $22,874,926)
		TOTAL INVESTMENTS - 100.8%			2,624,066,257
		(Cost $2,236,627,452)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(21,564,530)
		NET ASSETS - 100.0%			$2,602,501,727
297

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

Abbreviation(s):
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
INR	Indian Rupee

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $38,903,004.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $43,930,763 or 1.7% of net assets.

298

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$664,905,168	25.7%
INFORMATION TECHNOLOGY	397,740,972	15.3
CONSUMER DISCRETIONARY	333,151,317	12.8
COMMUNICATION SERVICES	286,305,080	11.0
ENERGY	201,607,683	7.7
MATERIALS	180,323,723	6.9
CONSUMER STAPLES	175,012,882	6.7
INDUSTRIALS	146,552,568	5.6
REAL ESTATE	73,948,871	2.8
UTILITIES	71,270,048	2.7
HEALTH CARE	70,373,019	2.7
SHORT-TERM INVESTMENTS	22,874,926	0.9
OTHER ASSETS & LIABILITIES, NET	(21,564,530)	(0.8)

NET ASSETS	$2,602,501,727	100.0%
299

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.8%

AUSTRALIA - 7.4%
591,888		AGL Energy Ltd	$8,079,634
2,210,031		Alumina Ltd	3,450,103
3,192,883		AMP Ltd	4,034,335
1,024,948		APA Group (ASE)	8,232,641
512,398		Aristocrat Leisure Ltd	11,172,852
1,776,393		AusNet Services	2,269,108
2,521,707		Australia & New Zealand Banking Group Ltd	46,341,679
169,545		Australian Stock Exchange Ltd	9,623,682
989,098	*,†	AZ BGP Holdings	2,727
378,260	e	Bank of Queensland Ltd	2,360,742
418,666		Bendigo Bank Ltd	3,072,633
2,601,541		BHP Billiton Ltd	63,770,148
1,880,135		BHP Group plc	39,878,683
461,565		BlueScope Steel Ltd	4,225,249
1,019,237		Boral Ltd	3,538,706
1,427,914		Brambles Ltd	11,804,634
216,671		Caltex Australia Ltd	4,073,114
487,865		Challenger Financial Services Group Ltd	2,675,799
89,853		CIMIC Group Ltd	2,047,650
455,131		Coca-Cola Amatil Ltd	3,193,949
50,593		Cochlear Ltd	7,381,012
1,018,736		Coles Group Ltd	10,542,762
1,572,617		Commonwealth Bank of Australia	85,267,439
420,415		Computershare Ltd	4,589,023
332,703		Crown Resorts Ltd	2,858,120
406,611		CSL Ltd	71,708,391
941,058		Dexus Property Group	7,760,406
48,285		Flight Centre Travel Group Ltd	1,418,454
1,221,731		Fortescue Metals Group Ltd	7,477,754
1,663,516		GPT Group (ASE)	6,828,282
465,431	e	Harvey Norman Holdings Ltd	1,313,221
1,380,732		Incitec Pivot Ltd	3,285,367
2,033,285		Insurance Australia Group Ltd	11,140,512
500,140	e	Lend Lease Corp Ltd	6,464,663
1,448,008		Macquarie Goodman Group	14,377,646
286,042		Macquarie Group Ltd	26,412,377
115,163		Magellan Financial Group Ltd	3,819,719
2,416,609		Medibank Pvt Ltd	5,632,445
3,525,012		Mirvac Group	7,810,995
2,484,932		National Australia Bank Ltd	48,777,063
682,151		Newcrest Mining Ltd	14,890,213
1,210,687		Oil Search Ltd	5,975,087
338,717		Orica Ltd	5,352,982
1,595,854		Origin Energy Ltd	8,651,850
1,153,054		QBE Insurance Group Ltd	10,032,012
300

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

1,812,418		QR National Ltd	$7,373,348
150,843		Ramsay Health Care Ltd	7,127,428
49,921	e	REA Group Ltd	3,746,538
330,547		Rio Tinto Ltd	20,670,088
1,006,577		Rio Tinto plc	52,404,217
1,535,604		Santos Ltd	8,589,422
4,728,139		Scentre Group	12,492,430
298,709		Seek Ltd	4,674,804
389,942		Sonic Healthcare Ltd	7,679,900
4,596,328		South32 Ltd	8,043,252
2,172,511		Stockland Trust Group	7,334,334
1,118,657		Suncorp-Metway Ltd	10,386,167
992,327		Sydney Airport	6,009,974
1,777,842		Tabcorp Holdings Ltd	5,891,137
3,715,428		Telstra Corp Ltd	8,948,400
378,090		TPG Telecom Ltd	1,704,117
2,396,153		Transurban Group (ASE)	24,541,261
656,920		Treasury Wine Estates Ltd	7,963,935
2,833,994		Vicinity Centres	5,216,596
98,811		Washington H Soul Pattinson & Co Ltd	1,477,050
1,030,035		Wesfarmers Ltd	28,300,119
3,061,127		Westpac Banking Corp	59,433,269
838,115		Woodside Petroleum Ltd	18,575,530
1,133,764		Woolworths Ltd	29,235,378
307,697		WorleyParsons Ltd	2,888,114
		TOTAL AUSTRALIA	964,322,671

AUSTRIA - 0.2%
61,927		Andritz AG.	2,784,624
270,437		Erste Bank der Oesterreichischen Sparkassen AG.	9,564,774
63,007		Oest Elektrizitatswirts AG. (Class A)	3,413,405
131,393		OMV AG.	7,681,445
136,255		Raiffeisen International Bank Holding AG.	3,357,225
97,633	e	Voestalpine AG.	2,449,872
		TOTAL AUSTRIA	29,251,345

BELGIUM - 1.0%
159,070		Ageas	9,173,674
676,880		Anheuser-Busch InBev S.A.	54,635,986
1,061,700	*,g	Budweiser Brewing Co APAC Ltd	3,881,815
51,035		Colruyt S.A.	2,836,859
68,078		Groupe Bruxelles Lambert S.A.	6,838,831
220,068		KBC Groep NV	15,473,922
134,829		Proximus plc	4,143,397
67,413		Solvay S.A.	7,329,543
40,710		Telenet Group Holding NV	2,000,122
109,122		UCB S.A.	8,795,103
180,374		Umicore S.A.	7,445,840
		TOTAL BELGIUM	122,555,092

CHILE - 0.0%
367,678		Antofagasta plc	4,141,050
		TOTAL CHILE	4,141,050
301

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.1%
31,500	*	BeiGene Ltd (ADR)	$4,357,710
1,992,138		Yangzijiang Shipbuilding	1,394,671
		TOTAL CHINA	5,752,381

DENMARK - 1.7%
3,248		AP Moller - Maersk AS (Class A)	3,901,647
5,837		AP Moller - Maersk AS (Class B)	7,445,687
94,452		Carlsberg AS (Class B)	13,301,122
95,470		Christian Hansen Holding	7,329,774
109,690		Coloplast AS	13,206,229
569,903		Danske Bank AS	8,144,215
194,585		DSV AS	18,911,543
58,057	*	Genmab AS	12,685,139
59,125		H Lundbeck AS	2,020,336
134,638		ISS AS	3,524,987
1,574,342		Novo Nordisk AS	86,571,012
189,660		Novozymes AS	8,940,489
168,986	g	Orsted AS	14,832,184
87,255		Pandora AS	4,293,472
108,303		Tryg A.S.	3,027,182
170,209		Vestas Wind Systems AS	13,866,552
99,225	*,e	William Demant Holding A.S.	2,621,048
		TOTAL DENMARK	224,622,618

FINLAND - 1.1%
127,863		Elisa Oyj (Series A)	6,983,394
388,952		Fortum Oyj	9,505,059
301,116		Kone Oyj (Class B)	19,173,800
96,024		Metso Oyj	3,635,160
381,759		Neste Oil Oyj	13,793,891
5,013,706		Nokia Oyj (Turquoise)	18,405,359
111,843		Nokian Renkaat Oyj	3,196,377
2,908,509		Nordea Bank Abp	21,288,350
94,422		Orion Oyj (Class B)	4,188,995
391,750		Sampo Oyj (A Shares)	16,053,852
509,890		Stora Enso Oyj (R Shares)	6,624,346
470,239		UPM-Kymmene Oyj	15,315,424
410,530		Wartsila Oyj (B Shares)	4,337,148
		TOTAL FINLAND	142,501,155

FRANCE - 10.9%
158,459		Accor S.A.	6,815,890
27,485		Aeroports de Paris	5,227,351
419,788		Air Liquide	55,815,449
519,474		Airbus SE	74,522,825
168,582		Alstom RGPT	7,293,396
56,371	g	Amundi S.A.	4,028,681
62,757		Arkema	6,422,420
90,633		Atos Origin S.A.	7,033,718
1,731,401		AXA S.A.	45,832,287
34,804		BioMerieux	2,849,927
1,009,017		BNP Paribas S.A.	52,730,766
797,780		Bollore	3,456,278
302

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

201,385		Bouygues S.A.	$8,542,359
248,186		Bureau Veritas S.A.	6,345,262
141,546		Cap Gemini S.A.	15,956,498
521,277		Carrefour S.A.	8,875,028
54,142	e	Casino Guichard Perrachon S.A.	2,920,801
159,719		CNP Assurances	3,170,301
434,088		Compagnie de Saint-Gobain	17,679,509
1,029,449		Credit Agricole S.A.	13,432,606
547,979		Danone	45,395,245
2,127		Dassault Aviation S.A.	2,954,724
116,186		Dassault Systemes S.A.	17,645,949
214,596		Edenred	11,310,869
67,742		Eiffage S.A.	7,275,905
536,183		Electricite de France	5,539,207
253,488		Essilor International S.A.	38,706,171
38,059		Eurazeo	2,655,698
160,995		Eutelsat Communications	3,054,062
67,458		Faurecia	3,148,139
38,923		Fonciere Des Regions	4,407,999
1,624,052		Gaz de France	27,194,381
40,504		Gecina S.A.	6,953,279
380,024		Groupe Eurotunnel S.A.	6,365,735
28,065		Hermes International	20,216,690
26,522		Icade	2,597,122
25,796		Iliad S.A.	2,673,379
34,543		Imerys S.A.	1,334,350
52,703		Ingenico	5,635,587
34,223		Ipsen	3,647,747
61,244		JC Decaux S.A.	1,674,135
67,297		Kering	38,291,744
178,291		Klepierre	6,645,839
237,142		Legrand S.A.	18,526,479
225,789		L’Oreal S.A.	65,944,311
247,129		LVMH Moet Hennessy Louis Vuitton S.A.	105,537,825
151,192		Michelin (C.G.D.E.) (Class B)	18,408,713
808,773		Natixis	3,715,764
1,779,397	e	Orange S. A.	28,638,488
190,783		Pernod-Ricard S.A.	35,243,932
530,078		Peugeot S.A.	13,424,815
190,416		Publicis Groupe S.A.	8,195,224
19,020	e	Remy Cointreau S.A.	2,545,308
169,915		Renault S.A.	8,675,677
292,132		Safran S.A.	46,270,754
1,000,248		Sanofi-Aventis	92,209,926
25,138		Sartorius Stedim Biotech	3,765,958
486,279		Schneider Electric S.A.	45,194,946
142,319		SCOR SE	6,002,891
19,514		SEB S.A.	2,965,211
22,038	e	Societe BIC S.A.	1,530,041
682,675		Societe Generale	19,414,528
79,132		Sodexho Alliance S.A.	8,702,031
297,948		Suez Environnement S.A.	4,647,254
52,061		Teleperformance	11,811,777
93,608		Thales S.A.	9,151,083
303

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

2,132,626	*	Total S.A.	$112,748,082
74,126	*	Ubisoft Entertainment	4,380,789
113,135		Unibail-Rodamco-Westfield	17,494,778
10,423		Unibail-Rodamco-Westfield (Paris)	1,612,355
221,052		Valeo S.A.	8,232,128
472,099		Veolia Environnement	12,427,420
450,978		Vinci S.A.	50,598,031
809,282		Vivendi Universal S.A.	22,536,558
24,007		Wendel	3,404,125
72,492	*,g	Worldline S.A.	4,410,941
		TOTAL FRANCE	1,412,643,451

GERMANY - 8.5%
160,415		Adidas-Salomon AG.	49,531,454
378,123		Allianz AG.	92,346,160
836,515		Aroundtown S.A.	7,070,713
5,091		Axel Springer AG.	363,108
40,924	*	Axel Springer SE	2,852,658
817,784		BASF SE	62,167,287
830,512		Bayer AG.	64,427,937
295,807		Bayerische Motoren Werke AG.	22,651,329
46,342		Bayerische Motoren Werke AG. (Preference)	2,852,496
89,389		Beiersdorf AG.	10,582,680
133,248		Brenntag AG.	6,678,420
35,397		Carl Zeiss Meditec AG.	3,858,417
946,759		Commerzbank AG.	5,665,164
96,329		Continental AG.	12,902,382
157,143	g	Covestro AG.	7,546,307
807,163		Daimler AG. (Registered)	47,180,983
100,206	*,g	Delivery Hero AG.	4,701,935
456,749		Deutsche Annington Immobilien SE	24,324,098
1,719,886		Deutsche Bank AG. (Registered)	12,472,149
172,554		Deutsche Boerse AG.	26,721,647
224,607		Deutsche Lufthansa AG.	3,890,909
876,067		Deutsche Post AG.	31,034,704
2,946,031		Deutsche Telekom AG.	51,837,062
314,914		Deutsche Wohnen AG.	11,873,018
45,638	e	Drillisch AG.	1,222,314
1,964,933		E.ON AG.	19,815,300
165,427		Evonik Industries AG.	4,359,653
34,500		Fraport AG. Frankfurt Airport Services Worldwide	2,883,601
189,341		Fresenius Medical Care AG.	13,666,557
374,460		Fresenius SE	19,717,288
58,127		Fuchs Petrolub AG. (Preference)	2,476,453
142,718		GEA Group AG.	4,362,941
53,469		Hannover Rueckversicherung AG.	9,474,911
132,689		HeidelbergCement AG.	9,837,300
91,752		Henkel KGaA	8,828,186
159,169		Henkel KGaA (Preference)	16,533,314
23,209		Hochtief AG.	2,899,799
53,544		Hugo Boss AG.	2,257,549
1,104,889		Infineon Technologies AG.	21,400,340
63,112		KION Group AG.	4,199,329
40,425		Knorr-Bremse AG.	4,079,831
304

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

76,674		Lanxess AG.	$4,982,214
114,318		Merck KGaA	13,634,300
176,183		Metro Wholesale & Food Specialist AG.	2,876,961
46,033		MTU Aero Engines Holding AG.	12,310,652
128,354		Muenchener Rueckver AG.	35,661,823
138,821		Porsche AG.	10,221,475
73,738		Puma AG. Rudolf Dassler Sport	5,547,086
490,702		RWE AG.	14,953,880
873,874		SAP AG.	115,789,567
31,137		Sartorius AG.	6,050,602
680,387		Siemens AG.	78,516,654
143,015	g	Siemens Healthineers AG.	6,076,327
114,299		Symrise AG.	10,984,912
835,818		Telefonica Deutschland Holding AG.	2,652,074
369,417	e	ThyssenKrupp AG.	5,268,102
399,651		TUI AG. (DI)	5,228,340
176,031		Uniper SE	5,486,279
114,376		United Internet AG.	3,452,823
29,335		Volkswagen AG.	5,545,492
165,262		Volkswagen AG. (Preference)	31,417,169
103,879	e	Wirecard AG.	13,142,344
128,051	*,g	Zalando SE	5,551,906
		TOTAL GERMANY	1,108,898,665

HONG KONG - 3.1%
10,753,138		AIA Group Ltd	107,082,089
262,012		ASM Pacific Technology	3,658,429
1,150,221		Bank of East Asia Ltd	2,770,767
3,305,044		BOC Hong Kong Holdings Ltd	11,354,888
2,278,803		CK Asset Holdings Ltd	15,855,247
558,369		CK Infrastructure Holdings Ltd	4,018,431
1,487,459		CLP Holdings Ltd	15,447,883
281,215		Dairy Farm International Holdings Ltd	1,695,726
1,712,971		Hang Lung Properties Ltd	3,765,455
680,168		Hang Seng Bank Ltd	14,191,765
1,285,108		Henderson Land Development Co Ltd	6,418,574
2,502,627		HK Electric Investments & HK Electric Investments Ltd	2,497,533
3,417,931		HKT Trust and HKT Ltd	5,317,136
9,300,995		Hong Kong & China Gas Ltd	18,052,304
1,305,485		Hong Kong Electric Holdings Ltd	9,316,116
1,066,201		Hong Kong Exchanges and Clearing Ltd	33,216,459
1,063,555		Hongkong Land Holdings Ltd	5,842,527
530,727		Hysan Development Co Ltd	2,091,725
195,361		Jardine Matheson Holdings Ltd	11,137,729
194,150		Jardine Strategic Holdings Ltd	6,269,457
563,448		Kerry Properties Ltd	1,822,000
1,891,607		Link REIT	20,602,249
196,445		Melco Crown Entertainment Ltd (ADR)	4,231,425
1,375,897		MTR Corp	7,889,092
5,428,049		New World Development Co Ltd	7,764,473
1,315,078		NWS Holdings Ltd	1,957,203
4,115,780		PCCW Ltd	2,444,422
1,087,834		Shangri-La Asia Ltd	1,116,566
2,638,781		Sino Land Co	3,944,626
305

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

1,683,375		SJM Holdings Ltd	$1,798,250
1,416,019		Sun Hung Kai Properties Ltd	21,457,370
443,446		Swire Pacific Ltd (Class A)	4,227,052
1,056,054		Swire Properties Ltd	3,321,342
1,228,431		Techtronic Industries Co	9,600,198
662,000	e	Vitasoy International Holdings Ltd	2,691,895
8,209,186	g	WH Group Ltd	8,665,145
1,037,048		Wharf Holdings Ltd	2,353,325
1,059,914		Wharf Real Estate Investment Co Ltd	6,234,121
752,194		Wheelock & Co Ltd	4,652,020
740,957		Yue Yuen Industrial Holdings	2,088,156
		TOTAL HONG KONG	398,861,170

IRELAND - 0.6%
110,261	*	AerCap Holdings NV	6,381,906
714,627		AIB Group plc	2,289,051
861,336		Bank of Ireland Group plc	4,151,670
715,043		CRH plc	26,034,543
67,097	*,†	Irish Bank Resolution Corp Ltd	0
143,588		Kerry Group plc (Class A)	17,359,572
138,597		Kingspan Group plc	7,181,656
69,207	e	Paddy Power plc	7,149,018
198,257		Smurfit Kappa Group plc	6,621,291
		TOTAL IRELAND	77,168,707

ISRAEL - 0.5%
36,426		Azrieli Group	2,807,651
987,410		Bank Hapoalim Ltd	7,902,892
1,348,533		Bank Leumi Le-Israel	9,823,045
107,921	*	Check Point Software Technologies	12,131,400
21,856		Elbit Systems Ltd	3,583,439
644,403		Israel Chemicals Ltd	2,864,409
1,059,823		Israel Discount Bank Ltd	4,843,205
118,986		Mizrahi Tefahot Bank Ltd	2,952,113
55,198	*	Nice Systems Ltd	8,706,952
992,370	*	Teva Pharmaceutical Industries Ltd (ADR)	8,087,815
40,968	*	Wix.com Ltd	5,000,964
		TOTAL ISRAEL	68,703,885

ITALY - 2.1%
976,557		Assicurazioni Generali S.p.A.	19,802,118
449,121		Autostrade S.p.A.	11,095,948
13,190,180		Banca Intesa S.p.A.	33,052,271
523,415		Davide Campari-Milano S.p.A	4,800,920
7,242,014		Enel S.p.A.	56,128,201
2,264,674		ENI S.p.A.	34,357,334
107,736		Ferrari NV	17,254,667
557,466		FinecoBank Banca Fineco S.p.A	6,284,501
356,804		Finmeccanica S.p.A.	4,145,209
544,770		Mediobanca S.p.A.	6,478,038
165,389		Moncler S.p.A	6,382,154
332,978	g	Pirelli & C S.p.A	1,924,908
458,393	g	Poste Italiane S.p.A	5,567,830
222,222		Prysmian S.p.A.	5,140,505
306

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

96,011		Recordati S.p.A.	$4,034,775
1,915,081		Snam Rete Gas S.p.A.	9,831,840
5,160,486		Telecom Italia RSP	2,986,909
7,732,977	*	Telecom Italia S.p.A.	4,526,062
1,214,647		Terna Rete Elettrica Nazionale S.p.A.	8,028,088
1,812,708		UniCredit S.p.A.	22,997,883
		TOTAL ITALY	264,820,161

JAPAN - 24.2%
32,683		ABC-Mart, Inc	2,240,922
341,074		Acom Co Ltd	1,370,314
182,300		Advantest Corp	8,296,194
584,445		Aeon Co Ltd	11,759,239
100,873		AEON Financial Service Co Ltd	1,537,344
83,814		Aeon Mall Co Ltd	1,340,942
128,173		Air Water, Inc	2,399,523
147,221		Aisin Seiki Co Ltd	5,875,562
399,588		Ajinomoto Co, Inc	7,597,041
167,261		Alfresa Holdings Corp	3,734,744
97,180		All Nippon Airways Co Ltd	3,337,011
180,180		Alps Electric Co Ltd	3,862,808
307,096		Amada Co Ltd	3,497,243
99,488		Aozora Bank Ltd	2,552,699
323,321		Asahi Breweries Ltd	16,191,085
160,173		Asahi Glass Co Ltd	5,631,693
181,300		Asahi Intecc Co Ltd	4,988,541
1,113,665		Asahi Kasei Corp	12,363,174
821,999		Ashikaga Holdings Co Ltd	2,088,381
1,688,861		Astellas Pharma, Inc	28,985,390
56,399		Bank of Kyoto Ltd	2,232,302
62,434		Benesse Holdings, Inc	1,671,343
1,655	*	BLife Investment Corp	4,819,034
505,312		Bridgestone Corp	20,995,666
203,561		Brother Industries Ltd	3,825,732
70,289		Calbee, Inc	2,349,460
883,577	*	Canon, Inc	24,245,098
167,243	*	Casio Computer Co Ltd	2,714,951
127,271		Central Japan Railway Co	26,107,613
39,016		Century Leasing System, Inc	1,801,594
501,443		Chiba Bank Ltd	2,725,518
575,272		Chubu Electric Power Co, Inc	8,630,369
198,248		Chugai Pharmaceutical Co Ltd	16,683,713
263,703		Chugoku Electric Power Co, Inc	3,512,987
105,464		Coca-Cola West Japan Co Ltd	2,394,460
1,009,323		Concordia Financial Group Ltd	4,115,951
142,221		Credit Saison Co Ltd	2,059,464
88,600		CyberAgent, Inc	2,879,638
219,433		Dai Nippon Printing Co Ltd	5,860,725
232,131		Daicel Chemical Industries Ltd	2,075,120
89,889		Daifuku Co Ltd	4,769,665
947,946		Dai-ichi Mutual Life Insurance Co	15,450,955
506,430		Daiichi Sankyo Co Ltd	33,299,690
220,380		Daikin Industries Ltd	30,844,296
64,559		Daito Trust Construction Co Ltd	8,555,387
307

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

503,794		Daiwa House Industry Co Ltd	$17,343,152
1,306,872		Daiwa Securities Group, Inc	5,874,130
382,153		Denso Corp	17,743,332
190,747		Dentsu, Inc	6,819,157
24,885		Disco Corp	5,430,838
394,772		Don Quijote Co Ltd	6,214,241
269,681		East Japan Railway Co	24,481,907
227,996		Eisai Co Ltd	16,504,400
133,049		Electric Power Development Co	3,230,484
221,944		FamilyMart Co Ltd	5,505,586
172,729		Fanuc Ltd	34,070,668
52,260		Fast Retailing Co Ltd	32,228,310
113,699		Fuji Electric Holdings Co Ltd	3,613,538
550,296		Fuji Heavy Industries Ltd	15,770,112
320,386		Fujifilm Holdings Corp	14,065,654
176,212		Fujitsu Ltd	15,617,497
168,593		Fukuoka Financial Group, Inc	3,250,024
35,900		GMO Payment Gateway, Inc	2,645,798
201,981		Hakuhodo DY Holdings, Inc	3,014,104
119,066		Hamamatsu Photonics KK	4,623,242
204,437		Hankyu Hanshin Holdings, Inc	8,180,951
18,783		Hikari Tsushin, Inc	4,117,172
266,437		Hino Motors Ltd	2,518,978
27,867		Hirose Electric Co Ltd	3,510,407
45,245		Hisamitsu Pharmaceutical Co, Inc	2,105,669
91,982		Hitachi Chemical Co Ltd	3,028,028
100,837	*	Hitachi Construction Machinery Co Ltd	2,602,823
58,796		Hitachi High-Technologies Corp	3,658,036
864,655		Hitachi Ltd	32,271,034
187,846		Hitachi Metals Ltd	2,357,525
1,454,725		Honda Motor Co Ltd	39,356,097
47,892		Hoshizaki Electric Co Ltd	4,070,929
338,496	*	Hoya Corp	29,915,333
256,155		Hulic Co Ltd	2,781,010
172,292		Idemitsu Kosan Co Ltd	5,064,570
122,963		Iida Group Holdings Co Ltd	2,048,208
933,017		Inpex Holdings, Inc	8,625,255
285,451		Isetan Mitsukoshi Holdings Ltd	2,276,519
133,938		Ishikawajima-Harima Heavy Industries Co Ltd	3,300,652
480,164		Isuzu Motors Ltd	5,579,462
1,189,732		Itochu Corp	24,874,772
81,200		Itochu Techno-Science Corp	2,186,780
201,640		J Front Retailing Co Ltd	2,564,032
103,757		Japan Airlines Co Ltd	3,233,285
42,345	e	Japan Airport Terminal Co Ltd	2,091,696
394,332		Japan Post Bank Co Ltd	3,922,624
1,404,164		Japan Post Holdings Co Ltd	12,889,144
743	*	Japan Prime Realty Investment Corp	3,570,858
1,159	*	Japan Real Estate Investment Corp	7,911,108
2,278	*	Japan Retail Fund Investment Corp	5,315,826
1,061,070		Japan Tobacco, Inc	23,983,052
462,307		JFE Holdings, Inc	5,782,369
203,707		JGC Corp	2,946,303
162,698		JSR Corp	3,054,448
308

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

212,232		JTEKT Corp	$2,706,888
2,870,700		JX Holdings, Inc	13,418,338
411,410		Kajima Corp	5,653,832
117,145		Kakaku.com, Inc	2,720,092
91,755		Kamigumi Co Ltd	2,074,685
41,294		Kaneka Corp	1,374,618
616,648		Kansai Electric Power Co, Inc	7,193,894
151,583		Kansai Paint Co Ltd	3,650,851
437,710		Kao Corp	35,191,292
135,100		Kawasaki Heavy Industries Ltd	3,242,174
1,578,332		KDDI Corp	43,674,249
91,338		Keihan Electric Railway Co Ltd	4,312,696
192,034		Keihin Electric Express Railway Co Ltd	3,822,555
91,746		Keio Corp	5,675,721
127,416		Keisei Electric Railway Co Ltd	5,209,459
80,811		Keyence Corp	51,096,506
127,960		Kikkoman Corp	6,155,213
152,662		Kintetsu Corp	8,320,982
730,378		Kirin Brewery Co Ltd	15,494,491
41,864		Kobayashi Pharmaceutical Co Ltd	3,347,445
336,505		Kobe Steel Ltd	1,809,227
95,297	*	Koito Manufacturing Co Ltd	4,985,290
830,834		Komatsu Ltd	19,453,903
80,156		Konami Corp	3,518,752
431,384		Konica Minolta Holdings, Inc	3,166,271
29,263		Kose Corp	5,188,151
934,775		Kubota Corp	14,847,268
271,856		Kuraray Co Ltd	3,234,354
82,786		Kurita Water Industries Ltd	2,383,210
283,950		Kyocera Corp	18,629,070
209,594		Kyowa Hakko Kogyo Co Ltd	3,856,533
350,133		Kyushu Electric Power Co, Inc	3,499,042
147,421		Kyushu Railway Co	4,870,428
43,458		Lawson, Inc	2,397,421
54,326	*,e	LINE Corp	1,998,486
199,509		Lion Corp	4,175,215
247,846		LIXIL Group Corp	4,609,417
396,762	e	M3, Inc	9,507,750
199,246	*	Makita Corp	6,700,813
1,384,819		Marubeni Corp	9,746,463
170,142		Marui Co Ltd	3,782,317
48,180		Maruichi Steel Tube Ltd	1,315,715
525,657		Mazda Motor Corp	4,825,697
65,911		McDonald’s Holdings Co Japan Ltd	3,308,243
155,948		Mediceo Paltac Holdings Co Ltd	3,563,026
101,977		MEIJI Holdings Co Ltd	7,350,280
66,000	*,e	Mercari, Inc	1,488,072
334,172		Minebea Co Ltd	6,346,442
247,806		MISUMI Group, Inc	6,229,531
1,106,595		Mitsubishi Chemical Holdings Corp	8,433,606
1,201,155		Mitsubishi Corp	30,550,663
1,617,811		Mitsubishi Electric Corp	23,114,381
1,052,600		Mitsubishi Estate Co Ltd	20,436,614
150,304		Mitsubishi Gas Chemical Co, Inc	2,120,325
309

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

285,248		Mitsubishi Heavy Industries Ltd	$11,543,797
99,817		Mitsubishi Materials Corp	2,870,239
648,578		Mitsubishi Motors Corp	2,961,278
10,903,292		Mitsubishi UFJ Financial Group, Inc	56,525,809
384,437		Mitsubishi UFJ Lease & Finance Co Ltd	2,360,053
1,454,577		Mitsui & Co Ltd	24,980,850
174,010		Mitsui Chemicals, Inc	4,138,206
803,296		Mitsui Fudosan Co Ltd	20,550,586
98,321		Mitsui OSK Lines Ltd	2,678,118
417,809		Mitsui Sumitomo Insurance Group Holdings, Inc	13,491,561
293,909		Mitsui Trust Holdings, Inc	10,711,632
21,428,326		Mizuho Financial Group, Inc	33,266,950
110,800	e	MonotaRO Co Ltd	3,347,333
514,538		Murata Manufacturing Co Ltd	28,015,644
100,577		Nabtesco Corp	3,201,849
162,121		Nagoya Railroad Co Ltd	5,153,479
178,498		Namco Bandai Holdings, Inc	10,975,692
220,925		NEC Corp	8,755,390
430,089	*	Nexon Co Ltd	4,983,976
215,638		NGK Insulators Ltd	3,312,795
154,375		NGK Spark Plug Co Ltd	3,129,767
196,791		Nidec Corp	28,972,710
273,626		Nikon Corp	3,488,813
99,478		Nintendo Co Ltd	36,487,273
1,217		Nippon Building Fund, Inc	9,232,899
86,395		Nippon Electric Glass Co Ltd	1,946,181
71,390		Nippon Express Co Ltd	4,073,198
74,905		Nippon Meat Packers, Inc	3,147,197
129,439		Nippon Paint Co Ltd	7,049,311
1,743	*	Nippon ProLogis REIT, Inc	4,868,693
711,246		Nippon Steel Corp	10,381,008
571,113		Nippon Telegraph & Telephone Corp	28,351,704
152,790		Nippon Yusen Kabushiki Kaisha	2,744,884
108,074		Nissan Chemical Industries Ltd	4,437,287
2,055,888		Nissan Motor Co Ltd	12,973,845
179,510		Nisshin Seifun Group, Inc	3,558,642
54,660		Nissin Food Products Co Ltd	4,128,817
72,971		Nitori Co Ltd	11,106,994
143,957		Nitto Denko Corp	7,964,523
302,775		NKSJ Holdings, Inc	11,900,898
2,978,652		Nomura Holdings, Inc	13,537,919
106,874		Nomura Real Estate Holdings, Inc	2,532,846
3,708	*	Nomura Real Estate Master Fund, Inc	7,088,058
301,573		Nomura Research Institute Ltd	6,402,607
338,027		NSK Ltd	3,143,113
573,308		NTT Data Corp	7,528,015
1,185,197		NTT DoCoMo, Inc	32,492,291
565,382		Obayashi Corp	5,818,566
56,986		Obic Co Ltd	7,134,945
272,760		Odakyu Electric Railway Co Ltd	6,639,573
782,743		OJI Paper Co Ltd	4,046,969
1,033,868		Olympus Corp	14,067,200
171,799		Omron Corp	10,050,546
332,380		Ono Pharmaceutical Co Ltd	6,260,994
310

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

33,089	*	Oracle Corp Japan	$2,908,395
180,480		Oriental Land Co Ltd	26,458,538
1,170,830		ORIX Corp	18,399,466
321,995		Osaka Gas Co Ltd	6,296,509
449,063		Osaka Securities Exchange Co Ltd	7,413,358
98,573		Otsuka Corp	3,974,262
349,285		Otsuka Holdings KK	14,561,769
1,965,998		Panasonic Corp	16,522,992
98,034	e	Park24 Co Ltd	2,315,215
83,200	*,e	PeptiDream, Inc	4,176,114
107,500		Pigeon Corp	5,247,970
78,156		Pola Orbis Holdings, Inc	1,763,652
778,397	*	Rakuten, Inc	7,420,788
1,204,573		Recruit Holdings Co Ltd	40,032,828
668,299	*	Renesas Electronics Corp	4,524,166
1,833,534		Resona Holdings, Inc	7,973,236
583,080		Ricoh Co Ltd	5,192,685
28,218		Rinnai Corp	2,074,117
82,914		Rohm Co Ltd	6,569,175
214,690		Ryohin Keikaku Co Ltd	4,779,484
37,853		Sankyo Co Ltd	1,324,766
320,443		Santen Pharmaceutical Co Ltd	5,676,114
211,918	*	SBI Holdings, Inc	4,608,861
191,965		Secom Co Ltd	17,788,135
147,383		Sega Sammy Holdings, Inc	2,074,135
179,675		Seibu Holdings, Inc	3,171,263
247,957		Seiko Epson Corp	3,506,370
316,887		Sekisui Chemical Co Ltd	5,525,158
555,372		Sekisui House Ltd	11,976,252
674,488		Seven & I Holdings Co Ltd	25,482,353
568,376		Seven Bank Ltd	1,647,815
129,402		SG Holdings Co Ltd	3,204,492
220,515		Sharp Corp	2,529,562
199,265		Shimadzu Corp	5,321,589
18,878		Shimamura Co Ltd	1,599,025
67,610		Shimano, Inc	11,253,726
522,050		Shimizu Corp	4,866,551
324,301		Shin-Etsu Chemical Co Ltd	36,159,950
159,896	*,e	Shinsei Bank Ltd	2,492,738
239,580		Shionogi & Co Ltd	14,380,281
354,230		Shiseido Co Ltd	29,205,514
412,648		Shizuoka Bank Ltd	3,135,619
133,392		Showa Denko KK	3,742,570
51,291	*	SMC Corp	22,159,808
1,492,600		Softbank Corp	20,474,453
1,471,272		Softbank Group Corp	56,594,543
66,206		Sohgo Security Services Co Ltd	3,596,166
1,130,945		Sony Corp	68,839,653
133,979		Sony Financial Holdings, Inc	2,882,348
109,529		Stanley Electric Co Ltd	3,031,024
177,533	e	Start Today Co Ltd	4,135,265
224,399		Sumco Corp	3,727,461
1,296,194		Sumitomo Chemical Co Ltd	5,929,281
1,050,826		Sumitomo Corp	17,067,926
311

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

140,265		Sumitomo Dainippon Pharma Co Ltd	$2,448,067
669,583		Sumitomo Electric Industries Ltd	9,182,497
102,017		Sumitomo Heavy Industries Ltd	3,168,855
217,045		Sumitomo Metal Mining Co Ltd	7,260,085
1,184,162		Sumitomo Mitsui Financial Group, Inc	42,041,502
293,445		Sumitomo Realty & Development Co Ltd	10,651,536
148,933		Sumitomo Rubber Industries, Inc	1,973,921
61,057		Sundrug Co Ltd	2,020,420
126,950		Suntory Beverage & Food Ltd	5,427,215
61,352		Suzuken Co Ltd	3,275,822
328,940		Suzuki Motor Corp	15,530,611
150,225		Sysmex Corp	9,801,888
509,349		T&D Holdings, Inc	5,672,993
111,698		Taiheiyo Cement Corp	3,159,821
174,897		Taisei Corp	6,896,786
30,658		Taisho Pharmaceutical Holdings Co Ltd	2,182,067
111,758		Taiyo Nippon Sanso Corp	2,616,222
1,326,273		Takeda Pharmaceutical Co Ltd	47,922,293
199,255		Tanabe Seiyaku Co Ltd	2,384,741
117,949		TDK Corp	11,638,470
154,560		Teijin Ltd	3,097,125
155,072		Temp Holdings Co Ltd	2,978,624
570,554		Terumo Corp	18,621,014
108,085		THK Co Ltd	3,108,015
164,990		Tobu Railway Co Ltd	5,505,701
104,342		Toho Co Ltd	4,213,899
63,220		Toho Gas Co Ltd	2,462,328
366,337		Tohoku Electric Power Co, Inc	3,765,130
567,943		Tokio Marine Holdings, Inc	30,706,171
1,392,518	*	Tokyo Electric Power Co, Inc	6,448,948
138,543		Tokyo Electron Ltd	28,068,615
333,005		Tokyo Gas Co Ltd	8,128,992
448,644		Tokyu Corp	8,485,475
566,624		Tokyu Fudosan Holdings Corp	3,758,360
238,190		Toppan Printing Co Ltd	4,405,399
1,243,761		Toray Industries, Inc	8,789,831
464,587		Toshiba Corp	15,887,094
240,330		Tosoh Corp	3,290,719
125,232		Toto Ltd	5,112,698
118,024		Toyo Seikan Kaisha Ltd	1,865,177
74,199		Toyo Suisan Kaisha Ltd	3,124,145
58,599		Toyoda Gosei Co Ltd	1,370,906
127,633		Toyota Industries Corp	7,658,295
2,030,086		Toyota Motor Corp	140,849,158
183,644		Toyota Tsusho Corp	6,335,446
111,531	*	Trend Micro, Inc	5,629,444
31,659		Tsuruha Holdings, Inc	3,561,273
370,622		Uni-Charm Corp	12,560,703
2,528	*	United Urban Investment Corp	5,100,062
186,023		USS Co Ltd	3,602,927
39,900		Welcia Holdings Co Ltd	2,292,664
143,777		West Japan Railway Co	12,492,832
2,386,019		Yahoo! Japan Corp	7,345,877
103,611		Yakult Honsha Co Ltd	5,937,916
312

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

535,540		Yamada Denki Co Ltd	$2,588,522
125,560		Yamaha Corp	5,847,236
250,679		Yamaha Motor Co Ltd	4,906,521
273,574		Yamato Transport Co Ltd	4,588,550
120,877		Yamazaki Baking Co Ltd	2,060,794
219,365		Yaskawa Electric Corp	8,344,146
194,573		Yokogawa Electric Corp	3,565,144
98,432		Yokohama Rubber Co Ltd	2,198,502
		TOTAL JAPAN	3,143,934,866

LUXEMBOURG - 0.2%
600,934		ArcelorMittal	8,935,271
10,233	e	Eurofins Scientific	5,188,071
62,312	e	Millicom International Cellular S.A.	2,840,687
37,494		RTL Group	1,905,185
321,642		SES Global S.A.	6,234,998
419,517		Tenaris S.A.	4,255,953
		TOTAL LUXEMBOURG	29,360,165

MACAU - 0.2%
1,929,361		Galaxy Entertainment Group Ltd	13,284,876
877,429	e	MGM China Holdings Ltd	1,389,393
2,138,467		Sands China Ltd	10,533,272
1,500,253		Wynn Macau Ltd	3,255,670
		TOTAL MACAU	28,463,211

MEXICO - 0.0%
195,711		Fresnillo plc	1,808,130
		TOTAL MEXICO	1,808,130

NETHERLANDS - 4.7%
365,460	g	ABN AMRO Group NV (ADR)	6,812,195
9,539	*,g	Adyen NV	6,715,601
1,692,576		Aegon NV	7,342,960
201,437		Akzo Nobel NV	18,571,159
379,545		ASML Holding NV	99,484,170
159,117		DSM NV	18,885,269
93,598		EXOR NV	7,175,598
102,404		Heineken Holding NV	9,770,925
230,101		Heineken NV	23,497,788
3,471,515		ING Groep NV	39,309,652
1,047,381		Koninklijke Ahold Delhaize NV	26,100,791
3,156,746		Koninklijke KPN NV	9,799,700
825,984		Koninklijke Philips Electronics NV	36,239,280
65,090		Koninklijke Vopak NV	3,575,762
267,199		NN Group NV	10,195,484
252,421		NXP Semiconductors NV	28,695,219
433,821	*	Prosus NV	29,915,853
104,179		Randstad Holdings NV	5,781,606
3,871,247		Royal Dutch Shell plc (A Shares)	112,220,024
3,332,341		Royal Dutch Shell plc (B Shares)	95,970,633
248,829		Wolters Kluwer NV	18,327,001
		TOTAL NETHERLANDS	614,386,670
313

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

NEW ZEALAND - 0.2%
684,776	*	a2 Milk Co Ltd	$5,685,253
911,520		Auckland International Airport Ltd	5,432,497
516,092		Fisher & Paykel Healthcare Corp	6,329,969
731,225	e	Fletcher Building Ltd	2,148,438
1,123,361		Meridian Energy Ltd	3,311,319
342,849		Ryman Healthcare Ltd	2,833,629
1,687,456		Telecom Corp of New Zealand Ltd	4,840,745
		TOTAL NEW ZEALAND	30,581,850

NORWAY - 0.6%
100,083	e	Aker BP ASA	2,776,040
856,377		DNB NOR Holding ASA	15,592,295
890,984	*	Equinor ASA	16,541,723
199,710		Gjensidige Forsikring BA	3,733,604
1,187,186		Norsk Hydro ASA	4,194,992
691,068		Orkla ASA	6,642,430
393,820		PAN Fish ASA	9,613,914
84,193		Schibsted ASA (B Shares)	2,349,064
670,960		Telenor ASA	12,557,517
152,703		Yara International ASA	5,948,730
		TOTAL NORWAY	79,950,309

PORTUGAL - 0.2%
2,267,822		Energias de Portugal S.A.	9,341,678
452,905		Galp Energia SGPS S.A.	7,244,112
225,637		Jeronimo Martins SGPS S.A.	3,791,524
		TOTAL PORTUGAL	20,377,314

RUSSIA - 0.0%
455,756		Evraz plc	2,174,847
		TOTAL RUSSIA	2,174,847

SINGAPORE - 1.3%
2,269,542		Ascendas REIT	5,285,878
2,298,237		CapitaCommercial Trust	3,461,107
2,210,826		CapitaLand Ltd	5,843,703
2,297,245		CapitaMall Trust	4,286,300
399,245		City Developments Ltd	3,161,697
1,910,229		ComfortDelgro Corp Ltd	3,225,767
1,600,605		DBS Group Holdings Ltd	30,508,923
5,161,684		Genting Singapore Ltd	3,561,113
5,454,272		Golden Agri-Resources Ltd	818,692
85,744		Jardine Cycle & Carriage Ltd	2,061,469
1,280,265	e	Keppel Corp Ltd	6,446,627
2,913,594		Oversea-Chinese Banking Corp	23,422,987
877,845		SembCorp Industries Ltd	1,473,805
446,886		Singapore Airlines Ltd	3,088,771
639,825		Singapore Airport Terminal Services Ltd	2,372,771
750,260		Singapore Exchange Ltd	4,925,862
1,362,216	e	Singapore Press Holdings Ltd	2,216,862
1,601,371		Singapore Technologies Engineering Ltd	4,690,968
7,267,199		Singapore Telecommunications Ltd	17,587,706
314

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

1,719,364		Suntec Real Estate Investment Trust	$2,348,836
1,117,188		United Overseas Bank Ltd	21,994,566
391,097		UOL Group Ltd	2,239,375
244,313		Venture Corp Ltd	2,833,938
1,692,756		Wilmar International Ltd	4,654,195
		TOTAL SINGAPORE	162,511,918

SOUTH AFRICA - 0.2%
931,911		Anglo American plc (London)	23,984,679
613,812		Investec plc	3,479,980
		TOTAL SOUTH AFRICA	27,464,659

SPAIN - 2.8%
233,132		ACS Actividades Construccion y Servicios S.A.	9,460,059
59,311	g	Aena S.A.	10,887,247
390,335		Amadeus IT Holding S.A.	28,876,301
5,898,385		Banco Bilbao Vizcaya Argentaria S.A.	31,065,777
4,773,938		Banco de Sabadell S.A.	5,247,653
15,001,543	e	Banco Santander S.A.	60,235,657
1,220,648		Bankia S.A.	2,328,776
569,230		Bankinter S.A.	3,942,427
3,153,364		CaixaBank S.A.	9,042,578
49,428	*	Cellnex Telecom S.A.	2,132,762
170,254	g	Cellnex Telecom SAU	7,346,261
1,012,987		Corp Mapfre S.A.	2,827,242
209,607		Enagas	5,186,639
281,399		Endesa S.A.	7,663,856
450,168		Ferrovial S.A.	13,281,390
275,641		Gas Natural SDG S.A.	7,509,859
257,766		Grifols S.A.	8,315,674
5,380,350		Iberdrola S.A.	55,304,582
974,130	e	Industria De Diseno Textil S.A.	30,354,680
396,661		Red Electrica Corp S.A.	7,971,902
1,283,675		Repsol YPF S.A.	21,154,578
202,964		Siemens Gamesa Renewable Energy	2,794,175
4,137,604		Telefonica S.A.	31,773,815
		TOTAL SPAIN	364,703,890

SWEDEN - 2.4%
274,098		Alfa Laval AB	6,344,071
896,978		Assa Abloy AB	21,301,761
594,315	e	Atlas Copco AB (A Shares)	20,977,242
351,475		Atlas Copco AB (B Shares)	10,905,677
256,044		Boliden AB	6,904,857
196,329		Electrolux AB (Series B)	5,161,751
354,495		Epiroc AB	3,860,948
577,516	e	Epiroc AB (Class A)	6,507,018
2,755,325		Ericsson (LM) (B Shares)	24,078,187
544,167		Essity AB	17,000,169
712,693	e	Hennes & Mauritz AB (B Shares)	14,937,690
229,122		Hexagon AB (B Shares)	11,730,566
381,244		Husqvarna AB (B Shares)	2,920,673
80,967		ICA Gruppen AB	3,582,929
155,496		Industrivarden AB	3,369,077
315

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

210,418		Investment AB Kinnevik (B Shares)	$5,758,636
403,457	e	Investor AB (B Shares)	20,699,132
68,457		Lundbergs AB (B Shares)	2,580,131
164,300		Lundin Petroleum AB	5,441,298
1,007,157		Sandvik AB	17,793,767
273,215		Securitas AB (B Shares)	4,374,753
1,456,164		Skandinaviska Enskilda Banken AB (Class A)	13,966,555
307,317		Skanska AB (B Shares)	6,547,953
335,398		SKF AB (B Shares)	6,072,766
1,358,549		Svenska Handelsbanken AB	13,634,131
797,948		Swedbank AB (A Shares)	11,181,873
149,587		Swedish Match AB	7,027,349
442,140		Tele2 AB (B Shares)	6,329,302
2,422,367		TeliaSonera AB	10,655,770
1,313,659		Volvo AB (B Shares)	19,686,184
		TOTAL SWEDEN	311,332,216

SWITZERLAND - 9.5%
1,631,558		ABB Ltd	34,262,690
143,468		Adecco S.A.	8,528,620
372,333	*	Alcon, Inc	22,019,074
42,646		Baloise Holding AG.	7,887,523
1,969		Barry Callebaut AG.	4,161,086
465,951		Cie Financiere Richemont S.A.	36,614,965
169,656		Clariant AG.	3,480,076
176,395		Coca-Cola HBC AG.	5,370,994
2,303,828		Credit Suisse Group	28,516,468
36,414		Dufry Group	3,167,131
7,045		EMS-Chemie Holding AG.	4,413,683
33,036		Geberit AG.	16,785,260
8,122		Givaudan S.A.	23,861,899
9,754,180		Glencore Xstrata plc	29,441,807
435,234		Holcim Ltd	22,466,112
201,226		Julius Baer Group Ltd	8,911,011
46,896		Kuehne & Nagel International AG.	7,576,384
1,025		Lindt & Spruengli AG.	7,616,067
98		Lindt & Spruengli AG. (Registered)	8,026,761
66,084		Lonza Group AG.	23,818,816
2,721,967		Nestle S.A.	291,199,600
1,910,298		Novartis AG.	166,912,664
32,113		Pargesa Holding S.A.	2,538,489
16,520		Partners Group	12,909,739
49,282		Phonak Holding AG.	11,309,150
624,406		Roche Holding AG.	187,918,608
36,855		Schindler Holding AG.	9,029,341
17,236		Schindler Holding AG. (Registered)	4,081,721
4,690		SGS S.A.	12,232,008
113,112		Sika AG.	19,444,689
610,959		STMicroelectronics NV	13,866,515
8,973		Straumann Holding AG.	8,017,211
25,804		Swatch Group AG.	7,154,883
53,983		Swatch Group AG. (Registered)	2,898,152
30,513		Swiss Life Holding	15,281,421
73,511		Swiss Prime Site AG.	7,576,914
316

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

270,199		Swiss Re Ltd	$28,340,826
23,499		Swisscom AG.	12,019,606
58,321		Temenos Group AG.	8,344,039
3,430,201		UBS AG.	40,596,977
40,243		Vifor Pharma AG.	6,337,437
134,638		Zurich Financial Services AG.	52,737,711
		TOTAL SWITZERLAND	1,227,674,128

UNITED ARAB EMIRATES - 0.0%
82,679		NMC Health plc	2,343,674
		TOTAL UNITED ARAB EMIRATES	2,343,674

UNITED KINGDOM - 13.8%
862,025		3i Group plc	12,596,667
170,963		Admiral Group plc	4,474,403
420,601		Ashtead Group plc	12,805,540
319,010		Associated British Foods plc	9,208,151
1,172,548		AstraZeneca plc	114,343,617
855,896	g	Auto Trader Group plc	6,236,306
3,451,157		Aviva plc	18,601,893
2,883,501		BAE Systems plc	21,538,919
15,392,357		Barclays plc	33,387,126
927,508		Barratt Developments plc	7,584,978
107,411		Berkeley Group Holdings plc	6,122,364
18,092,674		BP plc	114,732,178
2,037,848		British American Tobacco plc	71,275,491
777,687		British Land Co plc	6,252,707
7,454,070		BT Group plc	19,782,032
317,514		Bunzl plc	8,260,045
368,630		Burberry Group plc	9,774,948
4,998,498		Centrica plc	4,703,920
2,392,099		CK Hutchison Holdings Ltd	22,086,433
915,217		CNH Industrial NV	9,964,563
207,231		Coca-Cola European Partners plc (Class A)	11,088,931
1,411,913		Compass Group plc	37,590,900
122,309		Croda International plc	7,631,064
86,114		DCC plc	8,075,722
2,128,765		Diageo plc	87,132,429
1,191,977		Direct Line Insurance Group plc	4,202,613
142,762		easyJet plc	2,290,188
823,599		Experian Group Ltd	25,960,912
979,328		Fiat DaimlerChrysler Automobiles NV	15,197,960
4,471,339		GlaxoSmithKline plc	102,415,732
1,311,459		Group 4 Securicor plc	3,517,254
520,916		GVC Holdings plc	6,009,675
327,893		Halma plc	7,956,463
252,005		Hargreaves Lansdown plc	5,786,859
17,973,869		HSBC Holdings plc	135,794,523
846,161		Imperial Tobacco Group plc	18,560,933
1,116,660		Informa plc	11,223,831
147,835		InterContinental Hotels Group plc	8,946,192
143,646		Intertek Group plc	9,959,812
3,123,144		ITV plc	5,417,918
1,580,349		J Sainsbury plc	4,164,654
317

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

653,816		John Wood Group plc	$2,870,656
168,314		Johnson Matthey plc	6,686,591
1,947,633		Kingfisher plc	5,224,734
637,912		Land Securities Group plc	7,770,097
5,338,679		Legal & General Group plc	18,249,412
62,916,956		Lloyds TSB Group plc	46,282,095
281,165		London Stock Exchange Group plc	25,338,260
2,269,626	*	M&G PLC	6,285,636
1,676,563		Marks & Spencer Group plc	3,949,630
690,818		Meggitt plc	5,589,636
4,339,147		Melrose Industries plc	11,992,043
642,136	g	Merlin Entertainments plc	3,783,117
299,419		Micro Focus International plc	4,109,587
439,441		Mondi plc	9,111,326
3,049,488		National Grid plc	35,655,473
120,478		Next plc	10,275,133
399,208	*	Ocado Ltd	6,880,859
677,562		Pearson plc	5,983,953
290,983		Persimmon plc	8,582,914
2,269,626		Prudential plc	39,643,186
628,979		Reckitt Benckiser Group plc	48,671,411
1,742,725		RELX plc (London)	41,956,724
1,691,402		Rentokil Initial plc	9,954,227
1,525,968		Rolls-Royce Group plc	14,041,573
70,194,528	*,h	Rolls-Royce Holdings plc	90,927
4,265,664		Royal Bank of Scotland Group plc	11,791,313
898,742		RSA Insurance Group plc	6,080,252
971,658		Sage Group plc	9,055,948
106,624		Schroders plc	4,274,493
923,196		Scottish & Southern Energy plc	15,358,329
979,880		Segro plc	10,719,206
205,491		Severn Trent plc	6,002,422
790,545		Smith & Nephew plc	16,970,163
339,353		Smiths Group plc	7,093,710
64,007		Spirax-Sarco Engineering plc	6,568,639
456,552		St. James’s Place plc	6,158,001
2,501,751		Standard Chartered plc	22,700,712
2,140,226		Standard Life Aberdeen plc	8,414,646
2,871,042		Taylor Wimpey plc	6,157,530
8,740,526		Tesco plc	26,680,913
1,294,547	e	Unilever NV	76,516,366
989,163		Unilever plc	59,230,033
607,057		United Utilities Group plc	6,854,654
23,847,612		Vodafone Group plc	48,666,283
232,430		Weir Group plc	4,059,860
122,307		Whitbread plc	6,437,828
2,070,619		WM Morrison Supermarkets plc	5,349,140
1,134,469		WPP plc	14,157,672
		TOTAL UNITED KINGDOM	1,796,934,159

UNITED STATES - 0.3%
143,689		Carnival plc	5,749,971
33,297	*	CyberArk Software Ltd	3,382,309
206,380		Ferguson plc	17,623,474
318

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY			VALUE

395,076		James Hardie Industries NV			$6,785,113
198,734	*	QIAGEN NV (Turquoise)			5,977,729
		TOTAL UNITED STATES			39,518,596

		TOTAL COMMON STOCKS			12,707,762,953
		(Cost $10,972,108,746)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.9%

GOVERNMENT AGENCY DEBT - 1.2%
$42,280,000		Federal Home Loan Bank (FHLB)	1.500%	11/01/19	42,280,000
20,800,000		Federal Home Loan Bank (FHLB)	1.680 - 1.930	11/05/19	20,796,117
12,820,000		Federal Home Loan Bank (FHLB)	1.721 - 1.741	11/08/19	12,815,812
2,840,000		Federal Home Loan Bank (FHLB)	1.651	11/20/19	2,837,482
5,000,000		Federal Home Loan Bank (FHLB)	1.702	11/22/19	4,995,100
1,475,000		Federal Home Loan Bank (FHLB)	1.653	12/04/19	1,472,742
10,000,000		Federal Home Loan Bank (FHLB)	1.563	12/10/19	9,981,909
20,000,000		Federal Home Loan Bank (FHLB)	1.654	12/17/19	19,957,322
12,147,000		Federal Home Loan Bank (FHLB)	1.664 - 1.683	12/20/19	12,119,389
2,790,000		Federal Home Loan Bank (FHLB)	1.689	12/26/19	2,782,881
10,000,000		Federal Home Loan Bank (FHLB)	1.574	12/31/19	9,972,167
3,200,000		Federal Home Loan Bank (FHLB)	1.655	01/03/20	3,190,928
9,780,000		Federal Home Loan Bank (FHLB)	1.656	01/22/20	9,743,912
		TOTAL GOVERNMENT AGENCY DEBT			152,945,761

TREASURY DEBT - 0.6%
40,180,000		United States Treasury Bill	1.716	11/12/19	40,161,398
12,250,000		United States Treasury Bill	1.484	12/03/19	12,233,296
11,710,000		United States Treasury Bill	1.523 - 1.632	01/16/20	11,672,176
20,000,000		United States Treasury Bill	1.567	01/23/20	19,930,019
		TOTAL TREASURY DEBT			83,996,889

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
136,978,002	c	State Street Navigator Securities Lending Government Money Market Portfolio			136,978,002
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			136,978,002

		TOTAL SHORT-TERM INVESTMENTS			373,920,652
		(Cost $373,916,881)
		TOTAL INVESTMENTS - 100.7%			13,081,683,605
		(Cost $11,346,025,627)
		OTHER ASSETS & LIABILITIES, NET - (0.7)%			(92,034,432)
		NET ASSETS - 100.0%			$12,989,649,173
319

TIAA-CREF FUNDS - International Equity Index Fund

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $254,915,787.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $108,968,706 or 0.8% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.

Futures contracts outstanding as of October 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	2,159	12/20/19	$207,392,621	$211,279,740	$3,887,119
320

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$2,352,217,358	18.1%
INDUSTRIALS	1,902,889,593	14.6
CONSUMER DISCRETIONARY	1,488,339,183	11.5
HEALTH CARE	1,496,563,529	11.5
CONSUMER STAPLES	1,471,588,455	11.3
MATERIALS	889,953,731	6.9
INFORMATION TECHNOLOGY	862,570,131	6.6
COMMUNICATION SERVICES	671,826,877	5.2
ENERGY	632,702,038	4.9
UTILITIES	479,882,231	3.7
REAL ESTATE	459,229,827	3.5
SHORT-TERM INVESTMENTS	373,920,652	2.9
OTHER ASSETS & LIABILITIES, NET	(92,034,432)	(0.7)

NET ASSETS	$12,989,649,173	100.0%
321

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS
EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS
October 31, 2019

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 95.8%

CORPORATE BONDS - 49.4%

ARGENTINA - 0.6%
$2,020,000	g	AES Argentina Generacion S.A.	7.750%	02/02/24	$1,580,650
1,950,000	g	YPF S.A.	6.950	07/21/27	1,455,695
		TOTAL ARGENTINA			3,036,345

BRAZIL - 4.7%
2,500,000	g	Banco Votorantim S.A.	4.500	09/24/24	2,577,875
1,450,000	g	Banco Votorantim S.A.	8.250	N/A‡	1,556,938
1,775,000	g	BRF S.A.	4.875	01/24/30	1,770,385
2,875,000	g	Cosan Ltd	5.500	09/20/29	2,990,000
2,325,000	g	Klabin Finance S.A.	4.875	09/19/27	2,418,023
2,500,000	g	NBM US Holdings, Inc	6.625	08/06/29	2,600,125
864,844	g	Odebrecht Offshore Drilling Finance Ltd	6.720	12/01/22	847,555
3,686,182	†,g,o	Odebrecht Offshore Drilling Finance Ltd	7.720	12/01/26	940,013
527,012	†,g,j	Odebrecht Oil & Gas Finance Ltd	0.000	N/A‡	4,743
714,000	o	Oi S.A.	10.000	07/27/25	645,278
2,118,000	g	Petrobras Global Finance BV	5.093	01/15/30	2,246,139
1,700,000		Petrobras Global Finance BV	5.625	05/20/43	1,796,900
2,000,000	g	Rio Oil Finance Trust	8.200	04/06/28	2,287,500
775,000		Suzano Austria GmbH	6.000	01/15/29	856,375
1,525,000	g	Suzano Austria GmbH	7.000	03/16/47	1,777,578
		TOTAL BRAZIL			25,315,427

CHILE - 2.9%
1,550,000	g	AES Gener S.A.	6.350	10/07/79	1,556,665
750,000	g	Celulosa Arauco y Constitucion S.A.	4.200	01/29/30	747,900
2,325,000	g	Celulosa Arauco y Constitucion S.A.	5.150	01/29/50	2,297,565
1,800,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	1,892,664
2,150,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.375	02/05/49	2,374,028
2,100,000		Enel Chile S.A.	4.875	06/12/28	2,315,250
2,600,000	g	Latam Finance Ltd	7.000	03/01/26	2,800,200
1,375,000	g	Sociedad Quimica y Minera de Chile S.A.	4.250	05/07/29	1,452,688
		TOTAL CHILE			15,436,960

CHINA - 2.1%
2,100,000		China Evergrande Group	8.250	03/23/22	1,949,031
2,300,000		Country Garden Holdings Co Ltd	4.750	07/25/22	2,319,463
2,350,000	g	Golden Eagle Retail Group Ltd	4.625	05/21/23	2,321,800
2,000,000		Shimao Property Holdings Ltd	5.200	01/30/25	2,081,906
322

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,425,000		Weibo Corp	3.500%	07/05/24	$2,471,271
			TOTAL CHINA			11,143,471

COLOMBIA - 2.4%
	2,000,000	g	Colombia Telecomunicaciones S.A. ESP	5.375	09/27/22	2,021,000
	2,300,000		Ecopetrol S.A.	5.875	05/28/45	2,655,810
	2,735,000	g	Empresas Publicas de Medellin ESP	4.250	07/18/29	2,862,998
	1,650,000	g	Millicom International Cellular S.A.	6.250	03/25/29	1,800,530
	1,600,000	g	Promigas S.A. ESP	3.750	10/16/29	1,605,760
	1,825,000	g	Termocandelaria Power Ltd	7.875	01/30/29	2,002,956
			TOTAL COLOMBIA			12,949,054

COSTA RICA - 0.2%
	952,000	g	Banco Nacional de Costa Rica	5.875	04/25/21	961,520
			TOTAL COSTA RICA			961,520

DOMINICAN REPUBLIC - 0.5%
	2,500,000	g	Aeropuertos Dominicanos Siglo XXI S.A.	6.750	03/30/29	2,656,250
			TOTAL DOMINICAN REPUBLIC			2,656,250

GHANA - 0.5%
	1,000,000	g	Tullow Oil plc	6.250	04/15/22	1,008,500
	1,725,000	g	Tullow Oil plc	7.000	03/01/25	1,778,906
			TOTAL GHANA			2,787,406

INDIA - 3.5%
	2,825,000	g	Adani Green Energy UP Ltd	6.250	12/10/24	3,007,004
	2,100,000	g	Adani Ports & Special Economic Zone Ltd	4.375	07/03/29	2,190,028
	2,100,000	g	Azure Power Energy Ltd	5.500	11/03/22	2,123,732
	400,000	g	Azure Power Solar Energy Pvt Ltd	5.650	12/24/24	401,627
	1,250,000	g	Bharti Airtel International Netherlands BV	5.350	05/20/24	1,315,985
	2,250,000	g	Bharti Airtel Ltd	4.375	06/10/25	2,261,003
	2,300,000		Indian Railway Finance Corp Ltd	3.835	12/13/27	2,418,268
	2,800,000	g	Muthoot Finance Ltd	6.125	10/31/22	2,839,200
	2,300,000	g	Vedanta Resources Finance II plc	9.250	04/23/26	2,305,750
			TOTAL INDIA			18,862,597

INDONESIA - 4.7%
	2,500,000	g	Adaro Indonesia PT	4.250	10/31/24	2,460,000
	1,875,000	g	Indonesia Asahan Aluminium Persero PT	5.710	11/15/23	2,056,891
IDR	12,280,000,000	g	Jasa Marga Persero Tbk PT	7.500	12/11/20	863,269
	$2,000,000	g	Listrindo Capital BV	4.950	09/14/26	2,027,500
	1,605,825	g	LLPL Capital Pte Ltd	6.875	02/04/39	1,876,888
	300,000	g	Medco Oak Tree Pte Ltd	7.375	05/14/26	305,433
	2,200,000	g	Medco Platinum Road Pte Ltd	6.750	01/30/25	2,228,511
	2,300,000	g	Minejesa Capital BV	5.625	08/10/37	2,526,168
	850,000	g	Pertamina Persero PT	3.650	07/30/29	872,357
323

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,250,000	g	Pertamina Persero PT	4.700%	07/30/49	$1,303,533
	1,400,000	g	Perusahaan Listrik Negara PT	3.875	07/17/29	1,451,800
	2,000,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	2,207,500
	2,000,000	g	Perusahaan Listrik Negara PT	6.150	05/21/48	2,513,400
	2,116,000	g	Star Energy Geothermal Wayang Windu Ltd	6.750	04/24/33	2,243,622
			TOTAL INDONESIA			24,936,872

IRELAND - 0.5%
	675,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26	724,781
	2,000,000	g	C&W Senior Financing Designated Activity Co	6.875	09/15/27	2,105,000
			TOTAL IRELAND			2,829,781

ISRAEL - 0.9%
	2,000,000	g	Israel Electric Corp Ltd	4.250	08/14/28	2,168,914
	1,800,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	1,354,500
	1,450,000		Teva Pharmaceutical Finance Netherlands III BV	6.750	03/01/28	1,299,563
			TOTAL ISRAEL			4,822,977

JAMAICA - 0.1%
	2,586,517	†,g,o	Digicel Group Two Ltd	9.125	04/01/24	465,573
			TOTAL JAMAICA			465,573

KAZAKHSTAN - 2.8%
KZT	453,000,000	g	Development Bank of Kazakhstan JSC	8.950	05/04/23	1,095,914
	$1,098,937	g	Kazkommertsbank JSC	5.500	12/21/22	1,106,219
	1,800,000	g	KazMunayGas National Co JSC	4.750	04/19/27	1,965,426
	3,000,000	g	KazMunayGas National Co JSC	5.375	04/24/30	3,456,244
	1,550,000	g	KazMunayGas National Co JSC	6.375	10/24/48	1,951,282
	2,475,000	g	KazTransGas JSC	4.375	09/26/27	2,597,225
	2,500,000	g	Tengizchevroil Finance Co International Ltd	4.000	08/15/26	2,621,875
			TOTAL KAZAKHSTAN			14,794,185

MACAU - 0.6%
	1,325,000	g	MGM China Holdings Ltd	5.875	05/15/26	1,401,187
	1,550,000	g	Wynn Macau Ltd	4.875	10/01/24	1,561,160
			TOTAL MACAU			2,962,347

MALAYSIA - 0.5%
	3,000,000		1MDB Global Investments Ltd	4.400	03/09/23	2,900,978
			TOTAL MALAYSIA			2,900,978

MEXICO - 5.2%
	800,000	g	BBVA Bancomer S.A.	5.350	11/12/29	806,008
	2,625,000	g	BBVA Bancomer S.A.	5.125	01/18/33	2,557,537
	2,500,000	g	Cemex SAB de C.V.	5.700	01/11/25	2,572,500
	2,156,025	g	Cometa Energia S.A. de C.V.	6.375	04/24/35	2,333,897
	2,500,000	g	Grupo Bimbo SAB de C.V.	4.000	09/06/49	2,386,050
324

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,350,000	g	Industrias Penoles SAB de C.V.	4.150%	09/12/29	$1,361,813
	2,691,000	g	Mexico City Airport Trust	4.250	10/31/26	2,751,548
	2,000,000		Petroleos Mexicanos	4.875	01/18/24	2,094,500
	2,100,000		Petroleos Mexicanos	5.350	02/12/28	2,073,750
	4,647,000	g	Petroleos Mexicanos	6.840	01/23/30	4,962,531
	2,075,000		Petroleos Mexicanos	6.350	02/12/48	1,984,219
	1,885,000	g	PLA Administradora Industrial S de RL de C.V.	4.962	07/18/29	1,960,400
			TOTAL MEXICO			27,844,753

MOROCCO - 0.6%
	2,800,000	g	OCP S.A.	6.875	04/25/44	3,484,615
			TOTAL MOROCCO			3,484,615

NIGERIA - 0.5%
	2,500,000	g	IHS Netherlands Holdco BV	7.125	03/18/25	2,581,435
			TOTAL NIGERIA			2,581,435

OMAN - 0.4%
	2,300,000	g	Oztel Holdings SPC Ltd	6.625	04/24/28	2,370,062
			TOTAL OMAN			2,370,062

PANAMA - 1.2%
	2,500,000	g	Banco General S.A.	4.125	08/07/27	2,615,500
	1,175,000	g	Cable Onda S.A.	4.500	01/30/30	1,190,592
	2,300,000	g	Empresa de Transmision Electrica S.A.	5.125	05/02/49	2,630,625
			TOTAL PANAMA			6,436,717

PERU - 2.2%
PEN	9,000,000	g	Alicorp SAA	6.875	04/17/27	2,899,363
	$1,750,000	g	Banco de Credito del Peru	2.700	01/11/25	1,741,250
	1,575,000	g	Hunt Oil Co of Peru LLC Sucursal Del Peru	6.375	06/01/28	1,722,656
	2,300,000	g	Inkia Energy Ltd	5.875	11/09/27	2,383,398
	975,000	g	Lima Metro Line 2 Finance Ltd	4.350	04/05/36	1,035,937
	2,000,000	g	Petroleos del Peru S.A.	5.625	06/19/47	2,330,020
			TOTAL PERU			12,112,624

RUSSIA - 2.1%
	1,000,000	g	Credit Bank of Moscow Via CBOM Finance plc	5.550	02/14/23	1,010,287
	2,225,000	g	Evraz plc	5.250	04/02/24	2,372,784
	2,800,000	g	Gazprom OAO Via Gaz Capital S.A.	5.150	02/11/26	3,060,561
	2,300,000	g	Novolipetsk Steel Via Steel Funding DAC	4.700	05/30/26	2,462,641
	2,250,000	g	Sovcombank Via SovCom	8.000	04/07/30	2,349,489
			TOTAL RUSSIA			11,255,762

SAUDI ARABIA - 0.5%
	2,275,000	g	SABIC Capital II BV	4.500	10/10/28	2,519,095
			TOTAL SAUDI ARABIA			2,519,095
325

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SINGAPORE - 0.5%
$2,500,000	g	BOC Aviation Ltd	3.000%	09/11/29	$2,474,903
		TOTAL SINGAPORE			2,474,903

SOUTH AFRICA - 2.5%
2,000,000	g	Eskom Holdings SOC Ltd	5.750	01/26/21	2,013,433
2,000,000	g	Eskom Holdings SOC Ltd	6.750	08/06/23	2,052,091
1,600,000	g	Eskom Holdings SOC Ltd	8.450	08/10/28	1,749,412
2,300,000	g	Gold Fields Orogen Holdings BVI Ltd	6.125	05/15/29	2,599,000
2,100,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	2,317,977
2,800,000	g	Transnet SOC Ltd	4.000	07/26/22	2,830,028
		TOTAL SOUTH AFRICA			13,561,941

SPAIN - 0.5%
2,500,000	g	International Airport Finance S.A.	12.000	03/15/33	2,696,250
		TOTAL SPAIN			2,696,250

THAILAND - 0.5%
2,500,000	g	Bangkok Bank PCL	3.733	09/25/34	2,533,446
		TOTAL THAILAND			2,533,446

TRINIDAD AND TOBAGO - 0.3%
1,300,000	g	Trinidad Petroleum Holdings Ltd	9.750	06/15/26	1,465,100
		TOTAL TRINIDAD AND TOBAGO			1,465,100

TURKEY - 1.8%
1,900,000	g	Akbank TAS	7.200	03/16/27	1,797,108
500,000	g	Akbank TAS	6.797	04/27/28	445,200
2,000,000	g	Turkiye Garanti Bankasi AS.	6.125	05/24/27	1,790,000
2,050,000	g	Turkiye Is Bankasi	6.125	04/25/24	1,995,217
1,800,000	g	Turkiye Sise ve Cam Fabrikalari AS.	6.950	03/14/26	1,872,447
1,800,000	g	Yapi ve Kredi Bankasi AS.	5.850	06/21/24	1,736,192
		TOTAL TURKEY			9,636,164

UKRAINE - 1.8%
2,500,000	g	Kernel Holding S.A.	6.500	10/17/24	2,510,270
2,250,000	g	Metinvest BV	7.750	10/17/29	2,222,775
2,125,000	g	MHP Lux S.A.	6.950	04/03/26	2,192,447
2,400,000	g	Ukreximbank Via Biz Finance plc	9.750	01/22/25	2,544,000
		TOTAL UKRAINE			9,469,492

UNITED ARAB EMIRATES - 1.3%
1,975,000	g	Abu Dhabi Crude Oil Pipeline LLC	4.600	11/02/47	2,279,347
2,100,000	g	DP World Ltd	5.625	09/25/48	2,424,944
326

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,500,000	g,h	MDGH-GMTN BV	3.700%	11/07/49	$2,510,100
			TOTAL UNITED ARAB EMIRATES			7,214,391

			TOTAL CORPORATE BONDS			264,518,493
			(Cost $254,221,132)

GOVERNMENT BONDS - 46.4%

ANGOLA - 0.9%
	2,250,000	g	Angolan Government International Bond	8.250	05/09/28	2,352,280
	2,500,000	g	Angolan Government International Bond	9.375	05/08/48	2,645,763
			TOTAL ANGOLA			4,998,043

ARGENTINA - 0.9%
	2,375,000	†	Argentina Republic Government International Bond	5.625	01/26/22	1,007,024
	2,000,000	†	Argentina Republic Government International Bond	7.500	04/22/26	845,020
	4,000,000	†	Argentina Republic Government International Bond	7.125	06/28/17	1,590,040
ARS	18,500,000		Argentina Treasury Bond BONCER	2.500	07/22/21	298,187
	$2,650,000	†,g	Provincia de Buenos Aires	7.875	06/15/27	914,277
			TOTAL ARGENTINA			4,654,548

ARMENIA - 0.4%
	1,950,000	g	Republic of Armenia International Bond	3.950	09/26/29	1,901,741
			TOTAL ARMENIA			1,901,741

AZERBAIJAN - 0.7%
	3,250,000	g	Southern Gas Corridor CJSC	6.875	03/24/26	3,786,250
			TOTAL AZERBAIJAN			3,786,250

BAHRAIN - 1.0%
	2,000,000	g	Bahrain Government International Bond	7.000	01/26/26	2,290,544
	3,000,000	g	Bahrain Government International Bond	5.625	09/30/31	3,155,153
			TOTAL BAHRAIN			5,445,697

BARBADOS - 0.0%
	150,000	†,g,q	Barbados Government International Bond	7.000	08/04/22	109,500
			TOTAL BARBADOS			109,500

BERMUDA - 0.8%
	3,500,000	g	Bermuda Government International Bond	4.750	02/15/29	3,955,000
			TOTAL BERMUDA			3,955,000

BRAZIL - 2.1%
BRL	7,715,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/23	2,179,646
	6,850,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/29	2,117,737
327

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,150,000		Brazilian Government International Bond	7.125%	01/20/37	$2,760,084
	3,625,000		Brazilian Government International Bond	5.625	02/21/47	4,076,349
			TOTAL BRAZIL			11,133,816

COLOMBIA - 0.2%
COP	2,825,000,000		Colombian TES	7.500	08/26/26	925,349
			TOTAL COLOMBIA			925,349

COSTA RICA - 0.6%
	$3,500,000	g	Costa Rica Government International Bond	5.625	04/30/43	3,027,535
			TOTAL COSTA RICA			3,027,535

DOMINICAN REPUBLIC - 1.8%
	3,600,000	g	Dominican Republic Government International Bond	6.875	01/29/26	4,113,036
DOP	80,000,000	g	Dominican Republic Government International Bond	11.250	02/05/27	1,597,758
	$3,160,000	g	Dominican Republic Government International Bond	7.450	04/30/44	3,784,132
			TOTAL DOMINICAN REPUBLIC			9,494,926

ECUADOR - 2.6%
	2,500,000	g	Ecuador Government International Bond	7.875	03/27/25	2,356,250
	2,000,000	g	Ecuador Government International Bond	9.650	12/13/26	1,965,020
	1,150,000	g	Ecuador Government International Bond	9.650	12/13/26	1,131,324
	1,750,000	g	Ecuador Government International Bond	8.875	10/23/27	1,630,125
	2,500,000	g	Ecuador Government International Bond	7.875	01/23/28	2,240,000
	3,500,000	g	Ecuador Government International Bond	10.750	01/31/29	3,535,035
	500,000	g	Petroamazonas EP	4.625	02/16/20	496,250
	625,000	g	Petroamazonas EP	4.625	11/06/20	617,962
			TOTAL ECUADOR			13,971,966

EGYPT - 2.4%
EGP	12,500,000		Egypt Government International Bond	16.000	06/11/22	798,789
	$3,875,000	g	Egypt Government International Bond	5.577	02/21/23	3,974,424
	2,200,000	g	Egypt Government International Bond	6.588	02/21/28	2,241,946
	1,450,000	g	Egypt Government International Bond	7.600	03/01/29	1,535,501
	4,050,000	g	Egypt Government International Bond	8.500	01/31/47	4,265,099
			TOTAL EGYPT			12,815,759

EL SALVADOR - 1.1%
	1,300,000	g	El Salvador Government International Bond	6.375	01/18/27	1,361,763
	3,100,000	g	El Salvador Government International Bond	7.625	02/01/41	3,359,656
	1,445,000	g	El Salvador Government International Bond	7.125	01/20/50	1,465,953
			TOTAL EL SALVADOR			6,187,372

GHANA - 1.0%
GHS	2,965,000	g	Citigroup Global Markets Holdings, Inc	24.500	06/28/21	578,581
	$2,825,000	g	Ghana Government International Bond	8.125	03/26/32	2,859,801
	2,000,000	g	Ghana Government International Bond	8.627	06/16/49	1,998,751
			TOTAL GHANA			5,437,133
328

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GREECE - 0.5%
EUR	2,225,000	g	Hellenic Republic Government International Bond	1.875%	07/23/26	$2,658,194
			TOTAL GREECE			2,658,194

GUATEMALA - 1.0%
	$1,500,000	g	Guatemala Government International Bond	4.500	05/03/26	1,575,015
	1,650,000	g	Guatemala Government International Bond	4.375	06/05/27	1,691,910
	1,975,000	g	Guatemala Government International Bond	6.125	06/01/50	2,320,645
			TOTAL GUATEMALA			5,587,570

HONDURAS - 0.4%
	2,050,000	g	Honduras Government International Bond	6.250	01/19/27	2,193,521
			TOTAL HONDURAS			2,193,521

INDONESIA - 1.3%
	1,700,000	g	Indonesia Government International Bond	4.625	04/15/43	1,898,846
IDR	31,000,000,000		Indonesia Treasury Bond	8.375	09/15/26	2,412,772
	35,300,000,000		Indonesia Treasury Bond	8.375	03/15/34	2,718,791
			TOTAL INDONESIA			7,030,409

IRAQ - 0.9%
	$3,350,000	g	Iraq Government International Bond	6.752	03/09/23	3,377,416
	1,600,000	g	Iraq Government International Bond	5.800	01/15/28	1,536,320
			TOTAL IRAQ			4,913,736

ITALY - 0.6%
	3,000,000		Republic of Italy Government International Bond	4.000	10/17/49	3,008,935
			TOTAL ITALY			3,008,935

JAMAICA - 1.9%
	3,950,000		Jamaica Government International Bond	8.000	03/15/39	5,248,602
	3,550,000		Jamaica Government International Bond	7.875	07/28/45	4,686,036
			TOTAL JAMAICA			9,934,638

JORDAN - 0.4%
	2,000,000	g	Jordan Government International Bond	7.375	10/10/47	2,110,111
			TOTAL JORDAN			2,110,111

KENYA - 1.2%
	1,450,000	g	Kenya Government International Bond	6.875	06/24/24	1,539,890
	2,250,000	g	Kenya Government International Bond	8.000	05/22/32	2,400,877
	1,325,000	g	Kenya Government International Bond	8.250	02/28/48	1,389,955
KES	117,000,000		Kenya Infrastructure Bond	12.500	01/10/33	1,205,155
			TOTAL KENYA			6,535,877
329

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

LEBANON - 0.7%
	$3,200,000		Lebanon Government International Bond	6.250%	11/04/24	$1,802,096
	3,800,000		Lebanon Government International Bond	6.850	03/23/27	2,092,948
			TOTAL LEBANON			3,895,044

MEXICO - 0.8%
MXN	51,100,000		Mexican Bonos	7.500	06/03/27	2,775,787
	30,000,000		Mexican Bonos	7.750	05/29/31	1,667,814
			TOTAL MEXICO			4,443,601

MONGOLIA - 0.3%
	$1,400,000	g	Mongolia Government International Bond	8.750	03/09/24	1,581,522
			TOTAL MONGOLIA			1,581,522

MOROCCO - 0.5%
	2,300,000	g	Morocco Government International Bond	5.500	12/11/42	2,764,693
			TOTAL MOROCCO			2,764,693

NAMIBIA - 0.3%
	1,400,000	g	Namibia Government International Bond	5.250	10/29/25	1,422,698
			TOTAL NAMIBIA			1,422,698

NIGERIA - 1.8%
	2,200,000	g	Nigeria Government International Bond	7.625	11/21/25	2,398,341
	4,475,000	g	Nigeria Government International Bond	6.500	11/28/27	4,489,186
	2,500,000	g	Nigeria Government International Bond	7.696	02/23/38	2,504,862
			TOTAL NIGERIA			9,392,389

OMAN - 0.6%
	1,500,000	g	Oman Government International Bond	5.375	03/08/27	1,487,483
	1,200,000	g	Oman Government International Bond	6.500	03/08/47	1,112,231
	750,000	g	Oman Government International Bond	6.750	01/17/48	704,579
			TOTAL OMAN			3,304,293

PAKISTAN - 0.6%
	3,200,000	g	Pakistan Government International Bond	6.875	12/05/27	3,203,182
			TOTAL PAKISTAN			3,203,182

PANAMA - 0.5%
	2,400,000	g	Panama Notas del Tesoro	3.750	04/17/26	2,499,600
			TOTAL PANAMA			2,499,600
330

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PARAGUAY - 0.5%
	$2,525,000	g	Paraguay Government International Bond	4.700%	03/27/27	$2,761,744
			TOTAL PARAGUAY			2,761,744

PERU - 0.4%
PEN	4,450,000	g	Peruvian Government International Bond	6.950	08/12/31	1,627,033
	1,400,000	g	Peruvian Government International Bond	6.900	08/12/37	517,674
			TOTAL PERU			2,144,707

PHILIPPINES - 0.2%
PHP	53,000,000		Philippine Government International Bond	6.250	01/14/36	1,257,764
			TOTAL PHILIPPINES			1,257,764

POLAND - 0.3%
PLN	1,535,000		Republic of Poland Government International Bond	5.750	09/23/22	448,900
	4,990,000		Republic of Poland Government International Bond	2.750	04/25/28	1,387,439
			TOTAL POLAND			1,836,339

QATAR - 0.5%
	$2,100,000	g	Qatar Government International Bond	4.817	03/14/49	2,577,750
			TOTAL QATAR			2,577,750

REPUBLIC OF SERBIA - 0.7%
RSD	158,000,000		Serbia Treasury Bonds	5.750	07/21/23	1,678,546
	182,000,000		Serbia Treasury Bonds	5.875	02/08/28	2,086,794
			TOTAL REPUBLIC OF SERBIA			3,765,340

ROMANIA - 0.3%
RON	6,300,000		Romania Government International Bond	4.500	06/17/24	1,515,068
			TOTAL ROMANIA			1,515,068

RUSSIA - 1.6%
RUB	170,300,000		Russian Federal Bond-OFZ	7.100	10/16/24	2,765,063
	75,000,000		Russian Federal Bond-OFZ	7.950	10/07/26	1,279,009
	$2,000,000	g	Russian Foreign Bond - Eurobond	5.100	03/28/35	2,306,440
	2,000,000	g	Russian Foreign Bond - Eurobond	5.250	06/23/47	2,393,356
			TOTAL RUSSIA			8,743,868

RWANDA - 0.5%
	2,500,000	g	Rwanda Government International Bond	6.625	05/02/23	2,656,203
			TOTAL RWANDA			2,656,203

SENEGAL - 0.7%
	2,400,000	g	Senegal Government International Bond	6.250	05/23/33	2,453,360
	1,500,000	g	Senegal Government International Bond	6.750	03/13/48	1,473,389
			TOTAL SENEGAL			3,926,749
331

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SOUTH AFRICA - 1.7%
	$3,500,000		Republic of South Africa Government International Bond	5.875%	06/22/30	$3,728,870
	1,000,000		Republic of South Africa Government International Bond	5.750	09/30/49	970,379
ZAR	59,300,000		South Africa Government International Bond	7.000	02/28/31	3,270,785
	$1,250,000		South Africa Government International Bond	5.375	07/24/44	1,199,823
			TOTAL SOUTH AFRICA			9,169,857

SRI LANKA - 1.3%
	1,850,000	g	Sri Lanka Government International Bond	6.850	11/03/25	1,871,271
	2,500,000	g	Sri Lanka Government International Bond	6.825	07/18/26	2,517,003
	2,500,000	g	Sri Lanka Government International Bond	7.550	03/28/30	2,513,062
			TOTAL SRI LANKA			6,901,336

SUPRANATIONAL - 0.4%
	2,000,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	2,013,551
			TOTAL SUPRANATIONAL			2,013,551

THAILAND - 0.4%
THB	23,000,000		Thailand Government International Bond	2.400	12/17/23	791,908
	35,700,000		Thailand Government International Bond	3.400	06/17/36	1,482,606
			TOTAL THAILAND			2,274,514

TURKEY - 1.2%
	$2,300,000		Turkey Government International Bond	6.350	08/10/24	2,372,430
	4,125,000		Turkey Government International Bond	4.875	10/09/26	3,862,444
			TOTAL TURKEY			6,234,874

UKRAINE - 2.6%
UAH	38,000,000		Citigroup Global Markets Holdings, Inc	14.700	01/25/21	1,541,270
	37,000,000		Ukraine Government International Bond	15.840	02/26/25	1,580,752
	$5,000,000	g	Ukraine Government International Bond	7.750	09/01/25	5,362,500
	2,900,000	g	Ukraine Government International Bond	9.750	11/01/28	3,452,776
	2,320,000	g,j	Ukraine Government International Bond	0.000	05/31/40	2,175,056
			TOTAL UKRAINE			14,112,354

UNITED ARAB EMIRATES - 0.4%
	2,000,000	g	Abu Dhabi Government International Bond	2.500	09/30/29	1,989,171
			TOTAL UNITED ARAB EMIRATES			1,989,171

URUGUAY - 0.4%
	2,003,796		Uruguay Government International Bond	4.375	01/23/31	2,235,254
			TOTAL URUGUAY			2,235,254
332

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UZBEKISTAN - 0.9%
	$2,150,000	g	Republic of Uzbekistan Government International Bond	4.750%	02/20/24	$2,257,309
	2,250,000	g	Republic of Uzbekistan Government International Bond	5.375	02/20/29	2,472,875
			TOTAL UZBEKISTAN			4,730,184

ZAMBIA - 0.6%
	400,000	g	Zambia Government International Bond	5.375	09/20/22	275,856
	3,500,000	g	Zambia Government International Bond	8.500	04/14/24	2,452,178
	750,000	g	Zambia Government International Bond	8.970	07/30/27	523,862
			TOTAL ZAMBIA			3,251,896

			TOTAL GOVERNMENT BONDS			248,423,171
			(Cost $247,939,937)

			TOTAL BONDS			512,941,664
			(Cost $502,161,069)

SHARES			COMPANY

COMMON STOCKS - 0.0%

BRAZIL – 0.0%
	151,162	*	Oi S.A. (ADR)			163,255
			TOTAL BRAZIL			163,255

			TOTAL COMMON STOCKS			163,255
			(Cost $1,044,573)

PRINCIPAL			ISSUER

SHORT-TERM INVESTMENTS - 3.4%

ARGENTINA - 0.1%
ARS	26,000,000	†,j	Argentina Treasury Bill	0.000	07/29/20	288,512
	24,700,000	†,j	Argentina Treasury Bill	0.000	10/29/20	219,909
			TOTAL ARGENTINA			508,421

EGYPT - 0.8%
EGP	21,000,000	j	Egypt Treasury Bill	0.000	11/12/19	1,297,120
	39,500,000	j	Egypt Treasury Bill	0.000	12/03/19	2,418,199
	9,425,000	j	Egypt Treasury Bill	0.000	06/23/20	532,917
			TOTAL EGYPT			4,248,236

333

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

NIGERIA - 0.7%
NGN	818,000,000	j	Nigeria OMO Bill	0.000%	12/05/19	$2,235,392
	510,000,000	j	Nigeria OMO Bill	0.000	01/09/20	1,377,528
			TOTAL NIGERIA			3,612,920

UNITED STATES - 1.8%
	$9,890,000		Federal Home Loan Bank (FHLB)	1.500	11/01/19	9,890,000
			TOTAL UNITED STATES			9,890,000

			TOTAL SHORT-TERM INVESTMENTS			18,259,577
			(Cost $19,115,087)
			TOTAL INVESTMENTS - 99.2%			531,364,496
			(Cost $522,320,729)
			OTHER ASSETS & LIABILITIES, NET - 0.8%			4,061,651
			NET ASSETS - 100.0%			$535,426,147

Abbreviation(s):
ADR	American Depositary Receipt
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
KES	Kenyan Shilling
KZT	Kazakhstani Tenge
MXN	Mexican Peso
NGN	Nigerian Naira
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
UAH	Ukrainian Hryvnia
ZAR	South African Rand

*	Non-income producing
‡	Perpetual security
334

TIAA-CREF FUNDS - Emerging Markets Debt Fund

†	Security is categorized as Level 3 in the fair value hierarchy.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $402,052,337 or 75.1% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
j	Zero coupon
o	Payment in Kind Bond
q	In default

Forward foreign currency contracts outstanding as of October 31, 2019 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$1,500,000	CNY	10,466,805	Australia and New Zealand Banking Group	11/19/19	$14,349
CNY	10,301,850		$1,500,000	Citibank, N.A.	11/19/19	(37,763)
Total						$(23,414)

Abbreviation(s):
CNY	Chinese Yuan
335

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS
EMERGING MARKETS DEBT FUND
SUMMARY OF MARKET VALUES BY SECTOR (unaudited)
October 31, 2019

SECTOR	VALUE	% OF NET ASSETS
GOVERNMENT	$248,423,171	46.4%
UTILITIES	48,251,317	9.0
ENERGY	45,261,574	8.5
FINANCIALS	39,293,775	7.3
COMMUNICATION SERVICES	37,273,137	7.0
MATERIALS	32,685,491	6.1
INDUSTRIALS	28,055,931	5.2
CONSUMER STAPLES	14,748,515	2.8
REAL ESTATE	8,310,800	1.5
CONSUMER DISCRETIONARY	5,284,147	1.0
INFORMATION TECHNOLOGY	2,862,998	0.5
HEALTH CARE	2,654,063	0.5
SHORT-TERM INVESTMENTS	18,259,577	3.4
OTHER ASSETS & LIABILITIES, NET	4,061,651	0.8

NET ASSETS	$535,426,147	100.0%
336

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2019

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.5%

AUSTRALIA - 0.1%
$394,244	i	Hamilton HoldCo LLC	LIBOR 3 M + 2.000%	4.110%	07/02/25	$394,737
		TOTAL AUSTRALIA				394,737

CANADA - 0.1%
417,719	i	1011778 BC ULC / New Red Finance, Inc	LIBOR 1 M + 2.250%	4.036	02/16/24	418,033
		TOTAL CANADA				418,033

IRELAND - 0.1%
470,791	i	Avolon TLB Borrower US LLC	LIBOR 1 M + 1.750%	3.596	01/15/25	472,439
		TOTAL IRELAND				472,439

LUXEMBOURG - 0.2%
438,394	i	Ineos US Finance LLC	LIBOR 1 M + 2.000%	3.786	03/31/24	433,510
243,750	i	Vouvray US Finance, LLC	LIBOR 1 M + 3.000%	4.786	03/11/24	188,419
		TOTAL LUXEMBOURG				621,929

UNITED STATES - 1.0%
343,434	i	American Airlines, Inc	LIBOR 1 M + 2.000%	3.921	12/14/23	342,843
242,632	i	Change Healthcare Holdings LLC	LIBOR 1 M + 2.500%	4.286	03/01/24	298,320
478,589	i	Dell International LLC	LIBOR 1 M + 2.000%	3.790	09/19/25	480,307
122,188	i	Endo Luxembourg Finance I Co Sarl	LIBOR 1 M + 4.250%	6.063	04/29/24	112,168
247,500	i	HD Supply, Inc	LIBOR 1 M + 1.750%	3.536	10/17/23	248,304
244,629	i	Mallinckrodt International Finance S.A.	LIBOR 3 M + 2.750%	4.854	09/24/24	191,161
493,671	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	3.940	10/04/23	491,820
449,730	i	Plantronics, Inc	LIBOR 1 M + 2.500%	4.286	07/02/25	447,014
343,498	i	Sabre GLBL, Inc	LIBOR 1 M + 2.000%	3.786	02/22/24	343,879
448,637	i	Samsonite IP Holdings Sarl	LIBOR 1 M + 1.750%	3.536	04/25/25	439,292
333,291	i	Team Health Holdings, Inc	LIBOR 1 M + 2.750%	4.536	02/06/24	255,801
436,106	i	Valeant Pharmaceuticals International, Inc	LIBOR 1 M + 3.000%	4.921	06/02/25	437,514
		TOTAL UNITED STATES				4,088,423

		TOTAL BANK LOAN OBLIGATIONS				5,995,561
		(Cost $6,213,695)
337

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 92.8%

CORPORATE BONDS - 20.0%

CANADA - 0.1%
EUR	250,000	g	Fairfax Financial Holdings Ltd	2.750%	03/29/28	$304,213
			TOTAL CANADA			304,213

CHILE - 0.5%
	$550,000	g	Banco del Estado de Chile	2.668	01/08/21	549,331
	300,000		Celulosa Arauco y Constitucion S.A.	3.875	11/02/27	301,278
	250,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29	253,813
	200,000	g	Celulosa Arauco y Constitucion S.A.	4.200	01/29/30	199,440
	425,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	446,879
	450,000		Enel Chile S.A.	4.875	06/12/28	496,125
			TOTAL CHILE			2,246,866

CHINA - 0.3%
	250,000	g	Tencent Holdings Ltd	3.975	04/11/29	269,055
EUR	700,000	z	Three Gorges Finance II Cayman Islands Ltd	1.300	06/21/24	812,341
	$250,000		Weibo Corp	3.500	07/05/24	254,770
			TOTAL CHINA			1,336,166

COLOMBIA - 0.3%
	300,000		Ecopetrol S.A.	5.375	06/26/26	336,003
	550,000	g	Empresas Publicas de Medellin ESP	4.250	07/18/29	575,740
	300,000	g	Promigas S.A. ESP	3.750	10/16/29	301,080
			TOTAL COLOMBIA			1,212,823

CZECH REPUBLIC - 0.1%
EUR	400,000	z	CEZ AS.	0.875	11/21/22	454,482
			TOTAL CZECH REPUBLIC			454,482

FRANCE - 0.3%
	850,000	g	Altice France S.A.	5.875	02/01/27	1,045,042
			TOTAL FRANCE			1,045,042

GERMANY - 0.2%
	750,000	g,o	IHO Verwaltungs GmbH	3.750	09/15/26	847,098
			TOTAL GERMANY			847,098

INDIA - 0.4%
	$575,000	g	Adani Ports & Special Economic Zone Ltd	3.375	07/24/24	580,795
	475,000	g	ICICI Bank Ltd	3.800	12/14/27	491,898
	200,000	z	Indian Railway Finance Corp Ltd	3.730	03/29/24	208,198
	300,000	z	Power Finance Corp Ltd	4.500	06/18/29	315,196
			TOTAL INDIA			1,596,087

INDONESIA - 0.3%
	500,000	z	Bank Mandiri Persero Tbk PT	3.750	04/11/24	515,821

338

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

	$225,000	g	Pelabuhan Indonesia III Persero PT		4.500%	05/02/23	$237,656
	200,000	g	Pertamina Persero PT		3.650	07/30/29	205,260
	225,000	g	Perusahaan Listrik Negara PT		4.875	07/17/49	242,156
			TOTAL INDONESIA				1,200,893

ISRAEL - 0.2%
	625,000	g	Israel Electric Corp Ltd		4.250	08/14/28	677,786
			TOTAL ISRAEL				677,786

JAPAN - 1.1%
EUR	500,000	z	Mitsubishi UFJ Financial Group, Inc		0.980	10/09/23	574,401
	500,000	z	Mitsubishi UFJ Financial Group, Inc		0.872	09/07/24	572,993
	500,000	z	Sumitomo Mitsui Financial Group, Inc		0.819	07/23/23	570,532
	500,000	z	Takeda Pharmaceutical Co Ltd		0.375	11/21/20	560,356
	1,400,000	z	Takeda Pharmaceutical Co Ltd		1.125	11/21/22	1,611,560
	500,000	z	Takeda Pharmaceutical Co Ltd		3.000	11/21/30	669,935
			TOTAL JAPAN				4,559,777

KAZAKHSTAN - 0.2%
	$475,000	g	KazTransGas JSC		4.375	09/26/27	498,457
	500,000	g	Tengizchevroil Finance Co International Ltd		4.000	08/15/26	524,375
			TOTAL KAZAKHSTAN				1,022,832

KOREA, REPUBLIC OF - 0.2%
	300,000	g,i	KEB Hana Bank	LIBOR 3 M + 0.700%	2.785	10/02/22	300,969
EUR	300,000	z	Shinhan Bank Co Ltd		0.250	10/16/24	333,856
			TOTAL KOREA, REPUBLIC OF				634,825

LUXEMBOURG - 0.2%
	350,000	g	INEOS Finance plc		2.875	05/01/26	385,465
	500,000	z	ProLogis International Funding II S.A.		2.375	11/14/30	640,769
			TOTAL LUXEMBOURG				1,026,234

MEXICO - 0.5%
	$200,000	g	Grupo Bimbo SAB de C.V.		4.700	11/10/47	213,932
EUR	200,000		Petroleos Mexicanos		1.875	04/21/22	226,656
	400,000	z	Petroleos Mexicanos		3.625	11/24/25	454,367
	$650,000		Petroleos Mexicanos		5.350	02/12/28	641,875
	375,000	g	PLA Administradora Industrial S de RL de C.V.		4.962	07/18/29	390,000
	250,000	g	Sigma Alimentos S.A. de C.V.		4.125	05/02/26	260,628
			TOTAL MEXICO				2,187,458

NETHERLANDS - 0.2%
EUR	425,000	g	OCI NV		5.000	04/15/23	493,673
	375,000	g	OCI NV		3.125	11/01/24	425,952
			TOTAL NETHERLANDS				919,625
339

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PANAMA - 0.1%
	$550,000	g	Banco General S.A.	4.125%	08/07/27	$575,410
			TOTAL PANAMA			575,410

PERU - 0.2%
	245,000	g	Banco de Credito del Peru	2.700	01/11/25	243,775
	550,000	g	Cerro del Aguila S.A.	4.125	08/16/27	558,910
			TOTAL PERU			802,685

PORTUGAL - 0.3%
EUR	1,000,000		EDP Finance BV	1.125	02/12/24	1,158,873
			TOTAL PORTUGAL			1,158,873

QATAR - 0.1%
	$300,000	z	QNB Finance Ltd	3.500	03/28/24	310,478
			TOTAL QATAR			310,478

RUSSIA - 0.1%
EUR	400,000	z	Gazprom OAO Via Gaz Capital S.A.	2.500	03/21/26	477,400
			TOTAL RUSSIA			477,400

SAUDI ARABIA - 0.1%
	$250,000	g	SABIC Capital II BV	4.000	10/10/23	263,034
			TOTAL SAUDI ARABIA			263,034

SINGAPORE - 0.1%
	200,000	g	United Overseas Bank Ltd	3.750	04/15/29	207,794
			TOTAL SINGAPORE			207,794

SWEDEN - 0.1%
	600,000	g	Stena AB	7.000	02/01/24	607,500
			TOTAL SWEDEN			607,500

SWITZERLAND - 0.5%
EUR	750,000	z	Cloverie plc for Zurich Insurance Co Ltd	1.500	12/15/28	915,968
	600,000	g,z	Credit Suisse Group AG.	1.250	07/17/25	697,021
	325,000		Tyco Electronics Group S.A.	1.100	03/01/23	372,618
			TOTAL SWITZERLAND			1,985,607

THAILAND - 0.1%
	$500,000	g	Bangkok Bank PCL	3.733	09/25/34	506,689
			TOTAL THAILAND			506,689
340

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UNITED ARAB EMIRATES - 0.2%
	$200,000	g	ADCB Finance Cayman Ltd	4.000%	03/29/23	$209,041
	400,000	g	DP World Ltd	5.625	09/25/48	461,894
	200,000	z	Emaar Sukuk Ltd	3.875	09/17/29	195,878
			TOTAL UNITED ARAB EMIRATES			866,813

UNITED KINGDOM - 1.4%
GBP	1,050,000		BAE Systems plc	4.125	06/08/22	1,457,771
EUR	500,000	z	Barclays plc	0.625	11/14/23	564,112
	1,000,000	z	Coca-Cola European Partners plc	1.500	11/08/27	1,208,908
GBP	750,000		HSBC Holdings plc	2.175	06/27/23	987,247
EUR	750,000		RELX Capital, Inc	1.300	05/12/25	883,081
	750,000	g	Virgin Media Finance plc	4.500	01/15/25	859,210
			TOTAL UNITED KINGDOM			5,960,329

UNITED STATES - 11.6%
	200,000	z	Abbott Ireland Financing DAC	0.010	09/27/20	223,347
	500,000	z	Abbott Ireland Financing DAC	0.875	09/27/23	574,718
	500,000	z	Abbott Ireland Financing DAC	1.500	09/27/26	599,521
	950,000	g	Adient Global Holdings Ltd	3.500	08/15/24	889,942
	1,200,000		Allergan Funding SCS	1.250	06/01/24	1,393,404
	150,000		Allergan Funding SCS	2.625	11/15/28	192,271
GBP	575,000		AMC Entertainment Holdings, Inc	6.375	11/15/24	712,148
EUR	500,000		American International Group, Inc	1.500	06/08/23	581,151
	300,000		American Tower Corp	1.375	04/04/25	351,135
	600,000		American Tower Corp	1.950	05/22/26	723,593
	1,000,000	z	Amphenol Technologies Holding GmbH	2.000	10/08/28	1,235,211
	600,000		Aon plc	2.875	05/14/26	760,100
	1,125,000		Apple, Inc	1.375	05/24/29	1,395,550
	700,000		AT&T, Inc	1.300	09/05/23	813,299
	500,000		AT&T, Inc	2.350	09/05/29	639,093
	$500,000		AXA Equitable Holdings, Inc	5.000	04/20/48	536,051
EUR	700,000	g	Axalta Coating Systems Dutch Holding B BV	3.750	01/15/25	801,592
	350,000		Ball Corp	4.375	12/15/23	452,230
	500,000		Bank of America Corp	1.375	03/26/25	593,960
	500,000	z	Bank of America Corp	1.662	04/25/28	602,545
	430,000		Becton Dickinson and Co	1.401	05/24/23	496,830
	270,000		Becton Dickinson and Co	1.401	05/24/23	311,963
	670,000		Becton Dickinson and Co	1.900	12/15/26	802,209
	600,000		Bristol-Myers Squibb Co	1.000	05/15/25	701,001
	100,000		Capital One Financial Corp	0.800	06/12/24	113,304
	350,000		Chubb INA Holdings, Inc	0.875	06/15/27	402,425
	750,000		Chubb INA Holdings, Inc	1.550	03/15/28	903,761
	350,000		Chubb INA Holdings, Inc	1.400	06/15/31	413,547
	500,000	z	Citigroup, Inc	1.500	07/24/26	590,845
	900,000		DH Europe Finance Sarl	1.200	06/30/27	1,063,505
	250,000		Digital Euro Finco LLC	2.625	04/15/24	303,551
	600,000		Digital Euro Finco LLC	2.500	01/16/26	730,486
GBP	100,000	z	Digital Stout Holding LLC	2.750	07/19/24	135,366
	200,000		Discovery Communications LLC	2.500	09/20/24	266,149

341

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,075,000		Enable Midstream Partners LP	4.150%	09/15/29	$1,014,371
	1,155,000		Energy Transfer Operating LP	5.250	04/15/29	1,295,264
	600,000		Ensco plc	7.750	02/01/26	315,000
EUR	400,000		FedEx Corp	1.000	01/11/23	457,413
	500,000		FedEx Corp	1.625	01/11/27	591,256
GBP	150,000		Fidelity National Information Services, Inc	1.700	06/30/22	196,644
EUR	375,000		Fidelity National Information Services, Inc	1.100	07/15/24	434,507
	775,000	z	Goldman Sachs Group, Inc	1.375	05/15/24	899,068
	$100,000	g	Hyundai Capital America	2.850	11/01/22	100,763
	500,000	g	Hyundai Capital America	2.750	09/27/26	488,333
EUR	750,000		Illinois Tool Works, Inc	1.250	05/22/23	873,108
	750,000	g	International Game Technology plc	2.375	04/15/28	830,475
	800,000	g	Iron Mountain, Inc	3.000	01/15/25	909,749
	$850,000	g	James Hardie International Finance DAC	4.750	01/15/25	881,739
EUR	500,000	z	JPMorgan Chase & Co	1.638	05/18/28	602,553
	450,000	g	Liberty Mutual Group, Inc	2.750	05/04/26	563,138
	650,000		Liberty Mutual Group, Inc	2.750	05/04/26	813,422
	500,000		McDonald’s Corp	0.900	06/15/26	580,289
	$850,000		MGM Resorts International	4.625	09/01/26	890,375
EUR	670,000		Morgan Stanley	1.342	10/23/26	785,522
GBP	600,000	z	New York Life Global Funding	1.750	12/15/22	791,945
EUR	650,000	g	OI European Group BV	3.125	11/15/24	748,484
	800,000		Parker-Hannifin Corp	1.125	03/01/25	922,453
	500,000		ProLogis LP	3.000	06/02/26	651,815
	500,000	g	Scientific Games International, Inc	3.375	02/15/26	563,042
	750,000		Silgan Holdings, Inc	3.250	03/15/25	853,924
	500,000		Simon International Finance S.C.A	1.250	05/13/25	588,855
	500,000		Stryker Corp	2.125	11/30/27	636,125
	450,000		Stryker Corp	2.625	11/30/30	602,253
	1,100,000		SYSCO Corp	1.250	06/23/23	1,272,405
	700,000		The Procter & Gamble Company	0.625	10/30/24	805,465
	500,000		The Procter & Gamble Company	1.875	10/30/38	681,490
	150,000		Thermo Fisher Scientific, Inc	1.400	01/23/26	177,723
	200,000		Thermo Fisher Scientific, Inc	1.400	01/23/26	236,964
	1,100,000		United Technologies Corp	1.150	05/18/24	1,277,061
	200,000		Verizon Communications, Inc	0.500	06/02/22	226,125
	400,000		Verizon Communications, Inc	1.375	10/27/26	478,185
	400,000		Verizon Communications, Inc	1.875	10/26/29	499,118
	600,000		Walmart, Inc	2.550	04/08/26	772,874
			TOTAL UNITED STATES			47,615,098

			TOTAL CORPORATE BONDS			82,609,917
			(Cost $80,702,670)

GOVERNMENT BONDS - 72.8%

ARGENTINA - 0.1%
	$950,000	†	Argentina Republic Government International Bond	5.625	01/26/22	402,810
			TOTAL ARGENTINA			402,810

342

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

AUSTRALIA - 1.4%
AUD	1,000,000		Australia Government International Bond	2.250%	05/21/28	$755,163
	3,300,000		Australia Government International Bond	3.000	03/21/47	2,932,562
	1,050,000	z	Treasury Corp of Victoria	2.500	10/22/29	786,330
	1,715,000		Western Australian Treasury Corp	2.750	07/24/29	1,303,260
			TOTAL AUSTRALIA			5,777,315

AUSTRIA - 0.5%
EUR	1,725,000	g	Republic of Austria Government International Bond	0.750	02/20/28	2,085,968
			TOTAL AUSTRIA			2,085,968

BELGIUM - 1.1%
	1,950,000	g	Kingdom of Belgium Government International Bond	0.900	06/22/29	2,387,884
	875,000		Kingdom of Belgium Government International Bond	1.250	04/22/33	1,125,099
	630,000	g,z	Kingdom of Belgium Government International Bond	1.700	06/22/50	891,308
			TOTAL BELGIUM			4,404,291

BERMUDA - 0.3%
	$950,000	g	Bermuda Government International Bond	4.750	02/15/29	1,073,500
			TOTAL BERMUDA			1,073,500

BRAZIL - 0.5%
BRL	6,630,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/29	2,049,722
			TOTAL BRAZIL			2,049,722

CANADA - 3.9%
CAD	1,700,000	g	Canada Housing Trust No 1	2.550	12/15/23	1,334,547
	6,160,000		Canadian Government International Bond	1.750	08/01/20	4,679,514
	1,550,000		Canadian Government International Bond	2.250	06/01/29	1,264,902
	1,300,000		Canadian Government International Bond	5.000	06/01/37	1,510,708
	1,650,000		Canadian Government International Bond	2.750	12/01/48	1,593,977
	1,350,000		Hydro-Quebec	4.000	02/15/55	1,420,047
	2,600,000		Province of British Columbia Canada	2.550	06/18/27	2,055,265
	1,600,000		Province of New Brunswick Canada	3.100	08/14/28	1,304,089
	1,000,000		Province of Quebec Canada	2.750	09/01/27	799,028
			TOTAL CANADA			15,962,077

CHINA - 0.3%
CNY	9,500,000		China Government International Bond	4.000	05/22/24	1,413,484
			TOTAL CHINA			1,413,484

COTE D’IVOIRE - 0.5%
EUR	1,000,000	g	Ivory Coast Government International Bond	5.875	10/17/31	1,129,400
	1,000,000	g	Ivory Coast Government International Bond	6.625	03/22/48	1,100,849
			TOTAL COTE D’IVOIRE			2,230,249
343

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

CROATIA - 0.3%
EUR	1,100,000	z	Croatia Government International Bond	1.125%	06/19/29	$1,288,483
			TOTAL CROATIA			1,288,483

CYPRUS - 0.9%
	300,000		Cyprus Government International Bond	2.750	06/27/24	376,284
	1,300,000	z	Cyprus Government International Bond	2.375	09/25/28	1,689,899
	575,000	z	Cyprus Government International Bond	2.750	02/26/34	799,762
	500,000	z	Cyprus Government International Bond	2.750	05/03/49	730,688
			TOTAL CYPRUS			3,596,633

DOMINICAN REPUBLIC - 0.2%
DOP	48,650,000	g	Dominican Republic Government International Bond	8.900	02/15/23	921,265
			TOTAL DOMINICAN REPUBLIC			921,265

ECUADOR - 0.3%
	$1,250,000	g	Ecuador Government International Bond	7.875	03/27/25	1,178,125
			TOTAL ECUADOR			1,178,125

EGYPT - 0.8%
	550,000	g	Egypt Government International Bond	5.577	02/21/23	564,112
EGP	16,250,000		Egypt Government International Bond	15.900	07/02/24	1,059,567
EUR	900,000	g	Egypt Government International Bond	6.375	04/11/31	1,042,816
	$675,000	g	Egypt Government International Bond	8.500	01/31/47	710,850
			TOTAL EGYPT			3,377,345

FRANCE - 3.6%
EUR	400,000		Caisse d’Amortissement de la Dette Sociale	1.375	11/25/24	485,214
	4,500,000		French Republic Government Bond OAT	0.500	05/25/25	5,288,966
	3,775,000		French Republic Government Bond OAT	0.750	11/25/28	4,573,188
	1,250,000		French Republic Government Bond OAT	1.250	05/25/34	1,615,571
	1,850,000	g	French Republic Government Bond OAT	2.000	05/25/48	2,801,524
			TOTAL FRANCE			14,764,463

GERMANY - 0.6%
	1,975,000	j	Bundesrepublik Deutschland Bundesanleihe	0.000	08/15/29	2,293,526
			TOTAL GERMANY			2,293,526

GHANA - 0.4%
	$825,000	g	Ghana Government International Bond	8.125	03/26/32	835,163
	1,000,000	g	Ghana Government International Bond	8.627	06/16/49	999,376
			TOTAL GHANA			1,834,539

GREECE - 2.4%
EUR	2,525,000	g	Hellenic Republic Government International Bond	4.375	08/01/22	3,132,643
344

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	1,200,000	g	Hellenic Republic Government International Bond	3.450%	04/02/24	$1,516,475
	2,900,000	g	Hellenic Republic Government International Bond	1.875	07/23/26	3,464,613
	1,300,000	g	Hellenic Republic Government International Bond	3.875	03/12/29	1,795,997
			TOTAL GREECE			9,909,728

GUATEMALA - 0.2%
	$775,000	g	Guatemala Government International Bond	6.125	06/01/50	910,633
			TOTAL GUATEMALA			910,633

HONDURAS - 0.4%
	1,375,000	g	Honduras Government International Bond	6.250	01/19/27	1,471,264
			TOTAL HONDURAS			1,471,264

HUNGARY - 0.6%
HUF	745,000,000		Hungary Government International Bond	1.750	10/26/22	2,620,536
			TOTAL HUNGARY			2,620,536

INDIA - 0.1%
	$400,000		Export-Import Bank of India	3.875	03/12/24	418,687
			TOTAL INDIA			418,687

INDONESIA - 1.0%
IDR	13,000,000,000		Indonesia Treasury Bond	8.125	05/15/24	988,103
	22,800,000,000		Indonesia Treasury Bond	7.500	05/15/38	1,616,767
	$1,700,000	g	Perusahaan Penerbit SBSN Indonesia III	3.900	08/20/24	1,791,987
			TOTAL INDONESIA			4,396,857

ISRAEL - 0.9%
ILS	5,250,000		Israel Government International Bond	5.500	01/31/42	2,514,451
	3,200,000		Israel Government International Bond	3.750	03/31/47	1,231,539
			TOTAL ISRAEL			3,745,990

ITALY - 5.3%
EUR	1,075,000		Italy Buoni Poliennali Del Tesoro	0.350	06/15/20	1,203,077
	3,300,000		Italy Buoni Poliennali Del Tesoro	0.050	04/15/21	3,694,176
	4,275,000		Italy Buoni Poliennali Del Tesoro	2.450	10/01/23	5,188,033
	3,950,000		Italy Buoni Poliennali Del Tesoro	1.250	12/01/26	4,599,581
	1,575,000	g	Italy Buoni Poliennali Del Tesoro	2.950	09/01/38	2,121,723
	900,000	g	Italy Buoni Poliennali Del Tesoro	3.450	03/01/48	1,332,633
	1,050,000	g	Italy Buoni Poliennali Del Tesoro	3.850	09/01/49	1,651,021
	$1,000,000		Republic of Italy Government International Bond	2.375	10/17/24	992,952
	1,000,000		Republic of Italy Government International Bond	4.000	10/17/49	1,002,978
			TOTAL ITALY			21,786,174

JAPAN - 14.6%
JPY	13,000,000		Japan Finance Organization for Municipalities	0.440	08/15/25	123,947
345

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

JPY	21,000,000		Japan Finance Organization for Municipalities	0.320%	01/19/26	$199,194
	30,000,000		Japan Finance Organization for Municipalities	0.145	02/16/26	281,567
	14,000,000		Japan Finance Organization for Municipalities	0.020	05/22/26	130,381
	119,600,000		Japan Government Five Year Bond	0.100	06/20/20	1,109,655
	628,000,000		Japan Government Five Year Bond	0.100	06/20/23	5,893,180
	650,450,000		Japan Government Ten Year Bond	0.100	09/20/26	6,182,860
	557,000,000		Japan Government Ten Year Bond	0.100	06/20/28	5,310,253
	335,000,000		Japan Government Ten Year Bond	0.100	06/20/29	3,182,966
	525,950,000		Japan Government Thirty Year Bond	2.500	09/20/34	6,632,922
	457,700,000		Japan Government Thirty Year Bond	0.500	09/20/46	4,415,586
	249,600,000		Japan Government Twenty Year Bond	1.900	03/22/21	2,379,023
	340,000,000		Japan Government Twenty Year Bond	2.100	03/20/26	3,630,022
	229,000,000		Japan Government Twenty Year Bond	1.800	09/20/31	2,590,695
	117,000,000		Japan Government Twenty Year Bond	1.700	03/20/32	1,317,933
	278,000,000		Japan Government Twenty Year Bond	0.600	12/20/36	2,774,334
	256,000,000		Japan Government Twenty Year Bond	0.500	06/20/38	2,506,755
	660,000,000		Japan Government Twenty Year Bond	0.700	09/20/38	6,679,683
	510,000,000		Japan Government Twenty Year Bond	0.300	06/20/39	4,799,907
			TOTAL JAPAN			60,140,863

KAZAKHSTAN - 0.3%
EUR	1,250,000	g	Kazakhstan Government International Bond	1.500	09/30/34	1,390,230
			TOTAL KAZAKHSTAN			1,390,230

KENYA - 0.2%
	$750,000	g	Kenya Government International Bond	7.000	05/22/27	786,829
			TOTAL KENYA			786,829

KOREA, REPUBLIC OF - 3.9%
	500,000		Export-Import Bank of Korea	3.000	11/01/22	513,757
	500,000	g	Korea Housing Finance Corp	2.000	10/11/21	498,629
KRW	5,764,500,000		Korea Treasury Bond	1.375	09/10/21	4,946,920
	2,220,000,000		Korea Treasury Bond	2.250	09/10/23	1,956,204
	1,800,000,000		Korea Treasury Bond	1.500	12/10/26	1,525,982
	2,655,000,000		Korea Treasury Bond	2.625	06/10/28	2,441,226
	1,600,000,000		Korea Treasury Bond	2.375	12/10/28	1,449,916
	2,815,000,000		Korea Treasury Bond	2.375	09/10/38	2,679,558
			TOTAL KOREA, REPUBLIC OF			16,012,192

LATVIA - 0.4%
EUR	1,100,000	z	Latvia Government International Bond	1.875	02/19/49	1,540,687
			TOTAL LATVIA			1,540,687

LEBANON - 0.2%
	$1,400,000	z	Lebanon Government International Bond	6.850	03/23/27	771,086
			TOTAL LEBANON			771,086
346

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

LITHUANIA - 0.3%
EUR	1,100,000	z	Republic of Lithuania	0.500%	06/19/29	$1,274,800
			TOTAL LITHUANIA			1,274,800

MALAYSIA - 0.6%
MYR	8,200,000		Malaysia Government International Bond	4.893	06/08/38	2,253,603
			TOTAL MALAYSIA			2,253,603

MEXICO - 0.8%
MXN	23,500,000		Mexican Bonos	5.750	03/05/26	1,162,655
	13,800,000		Mexican Bonos	7.750	05/29/31	767,194
EUR	1,100,000		Mexico Government International Bond	1.625	04/08/26	1,281,044
			TOTAL MEXICO			3,210,893

NETHERLANDS - 0.6%
	1,075,000	g	Netherlands Government International Bond	2.000	07/15/24	1,346,350
	975,000	g	Netherlands Government International Bond	0.750	07/15/28	1,193,335
			TOTAL NETHERLANDS			2,539,685

NEW ZEALAND - 0.5%
NZD	1,700,000		New Zealand Government International Bond	3.000	04/20/29	1,252,511
	1,100,000		New Zealand Government International Bond	2.750	04/15/37	817,826
			TOTAL NEW ZEALAND			2,070,337

NIGERIA - 0.3%
	$1,325,000	g	Nigeria Government International Bond	6.500	11/28/27	1,329,200
			TOTAL NIGERIA			1,329,200

NORWAY - 0.8%
NOK	14,000,000	z	Kommunalbanken AS.	1.750	10/15/29	1,485,661
	16,900,000	g	Norway Government International Bond	1.750	09/06/29	1,903,785
			TOTAL NORWAY			3,389,446

PANAMA - 0.3%
	$1,000,000	g	Panama Notas del Tesoro	3.750	04/17/26	1,041,500
			TOTAL PANAMA			1,041,500

PARAGUAY - 0.3%
	925,000	g	Paraguay Government International Bond	5.400	03/30/50	1,047,572
			TOTAL PARAGUAY			1,047,572

PERU - 0.4%
PEN	4,480,000	g	Peruvian Government International Bond	8.200	08/12/26	1,696,421
			TOTAL PERU			1,696,421
347

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PHILIPPINES - 0.9%
PHP	40,000,000		Philippine Government International Bond	3.900%	11/26/22	$784,898
EUR	1,350,000		Philippine Government International Bond	0.875	05/17/27	1,547,127
	$1,250,000		Philippine Government International Bond	3.750	01/14/29	1,387,632
			TOTAL PHILIPPINES			3,719,657

POLAND - 1.4%
PLN	4,750,000		Republic of Poland Government International Bond	2.250	04/25/22	1,264,399
	8,810,000		Republic of Poland Government International Bond	2.500	04/25/24	2,383,391
	7,745,000		Republic of Poland Government International Bond	2.750	04/25/28	2,153,450
			TOTAL POLAND			5,801,240

PORTUGAL - 0.6%
EUR	1,800,000	g	Portugal Obrigacoes do Tesouro OT	1.950	06/15/29	2,349,825
			TOTAL PORTUGAL			2,349,825

QATAR - 0.3%
	$1,050,000	g	Qatar Government International Bond	4.817	03/14/49	1,288,875
			TOTAL QATAR			1,288,875

REPUBLIC OF SERBIA - 0.5%
EUR	600,000	g	Serbia Government International Bond	1.500	06/26/29	689,134
RSD	120,000,000		Serbia Treasury Bonds	5.875	02/08/28	1,375,908
			TOTAL REPUBLIC OF SERBIA			2,065,042

SAUDI ARABIA - 0.6%
	$2,000,000	g	Saudi Government International Bond	4.500	04/17/30	2,268,136
			TOTAL SAUDI ARABIA			2,268,136

SENEGAL - 0.3%
EUR	1,000,000	g	Senegal Government International Bond	4.750	03/13/28	1,153,802
			TOTAL SENEGAL			1,153,802

SINGAPORE - 0.2%
SGD	1,300,000		Singapore Government International Bond	2.625	05/01/28	1,023,021
			TOTAL SINGAPORE			1,023,021

SOUTH AFRICA - 0.5%
ZAR	10,700,000		South Africa Government International Bond	10.500	12/21/26	776,896
	16,500,000		South Africa Government International Bond	7.000	02/28/31	910,084
	7,800,000		South Africa Government International Bond	8.750	01/31/44	452,486
			TOTAL SOUTH AFRICA			2,139,466

SPAIN - 4.1%
EUR	1,100,000	z	Autonomous Community of Madrid Spain	1.571	04/30/29	1,365,156
348

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	2,985,000		Spain Government International Bond	0.400%	04/30/22	$3,396,331
	4,600,000	g	Spain Government International Bond	2.750	10/31/24	5,889,203
	1,095,000	g	Spain Government International Bond	1.400	07/30/28	1,354,928
	1,525,000	g	Spain Government International Bond	0.600	10/31/29	1,763,136
	1,100,000	g	Spain Government International Bond	1.850	07/30/35	1,447,764
	1,425,000	g	Spain Government International Bond	2.700	10/31/48	2,212,439
			TOTAL SPAIN			17,428,957

SRI LANKA - 0.2%
	$1,000,000	g	Sri Lanka Government International Bond	6.850	03/14/24	1,029,920
			TOTAL SRI LANKA			1,029,920

SUPRANATIONAL - 2.4%
	750,000	z	African Export-Import Bank	5.250	10/11/23	809,072
NOK	9,000,000		Asian Development Bank	1.683	01/16/24	970,456
	$1,250,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	1,258,469
EUR	825,000		European Stability Mechanism	1.000	09/23/25	991,737
AUD	2,150,000		Inter-American Development Bank	4.750	08/27/24	1,720,321
NZD	1,577,000		International Bank for Reconstruction & Development	3.375	01/25/22	1,057,097
AUD	4,100,000		International Bank for Reconstruction & Development	2.200	02/27/24	2,934,202
			TOTAL SUPRANATIONAL			9,741,354

SWEDEN - 0.6%
SEK	6,750,000		Kommuninvest I Sverige AB	1.000	05/12/25	726,383
	11,605,000		Sweden Government International Bond	2.250	06/01/32	1,542,369
			TOTAL SWEDEN			2,268,752

THAILAND - 1.5%
THB	29,000,000		Thailand Government International Bond	3.650	12/17/21	1,004,986
	60,500,000		Thailand Government International Bond	2.400	12/17/23	2,083,063
	79,700,000		Thailand Government International Bond	3.300	06/17/38	3,330,391
			TOTAL THAILAND			6,418,440

UKRAINE - 0.6%
UAH	31,000,000		Ukraine Government International Bond	17.000	05/11/22	1,284,150
EUR	1,000,000	g	Ukraine Government International Bond	6.750	06/20/26	1,232,324
			TOTAL UKRAINE			2,516,474

UNITED ARAB EMIRATES - 0.3%
	$1,250,000	g	Abu Dhabi Government International Bond	2.500	09/30/29	1,243,232
			TOTAL UNITED ARAB EMIRATES			1,243,232

UNITED KINGDOM - 6.2%
GBP	4,950,000		United Kingdom Gilt	0.500	07/22/22	6,425,669
	2,425,000		United Kingdom Gilt	1.625	10/22/28	3,443,368
349

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GBP	1,230,000		United Kingdom Gilt	4.750%	12/07/30	$2,297,833
	3,350,000		United Kingdom Gilt	1.750	09/07/37	4,857,976
	3,035,000		United Kingdom Gilt	1.500	07/22/47	4,283,381
	975,000		United Kingdom Gilt	1.625	10/22/54	1,460,765
	1,600,000		United Kingdom Gilt	1.750	07/22/57	2,529,880
			TOTAL UNITED KINGDOM			25,298,872

URUGUAY - 0.1%
UYU	21,800,000	g	Uruguay Government International Bond	8.500	03/15/28	483,333
			TOTAL URUGUAY			483,333

UZBEKISTAN - 0.4%
	$1,450,000	g	Republic of Uzbekistan Government International Bond	4.750	02/20/24	1,522,371
			TOTAL UZBEKISTAN			1,522,371

			TOTAL GOVERNMENT BONDS			300,169,777
			(Cost $286,836,283)

			TOTAL BONDS			382,779,694
			(Cost $367,538,953)

SHORT-TERM INVESTMENTS - 2.8%

EGYPT - 1.0%
EGP	34,350,000	j	Egypt Treasury Bill	0.000	03/03/20	2,022,831
	17,200,000	j	Egypt Treasury Bill	0.000	04/28/20	990,609
	19,525,000	j	Egypt Treasury Bill	0.000	05/12/20	1,118,283
			TOTAL EGYPT			4,131,723

NIGERIA - 0.8%
NGN	615,000,000	j	Nigeria OMO Bill	0.000	12/05/19	1,680,643
	610,000,000	j	Nigeria OMO Bill	0.000	01/09/20	1,647,632
			TOTAL NIGERIA			3,328,275

UNITED STATES - 1.0%
	$4,080,000		Federal Home Loan Bank (FHLB)	1.500	11/01/19	4,080,000
			TOTAL UNITED STATES			4,080,000

			TOTAL SHORT-TERM INVESTMENTS			11,539,998
			(Cost $11,292,279)
			TOTAL INVESTMENTS - 97.1%			400,315,253
			(Cost $385,044,927)
			OTHER ASSETS & LIABILITIES, NET - 2.9%			11,860,004
			NET ASSETS - 100.0%			$412,175,257
350

TIAA-CREF FUNDS - International Bond Fund

Abbreviation(s):
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
M	Month
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RSD	Serbian Dinar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
UAH	Ukrainian Hryvnia
UYU	Uruguayan Peso
ZAR	South African Rand

†	Security is categorized as Level 3 in the fair value hierarchy.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/19, the aggregate value of these securities is $100,354,646 or 24.3% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
j	Zero coupon
o	Payment in Kind Bond
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund (see Note 1).

351

TIAA-CREF FUNDS - International Bond Fund

Forward foreign currency contracts outstanding as of October 31, 2019 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$634,005	EUR	571,017	Australia and New Zealand Banking Group	11/12/19	$(3,378)
	$148,161,895	EUR	132,677,621	Australia and New Zealand Banking Group	01/31/20	(756,751)
	$3,144,816	NZD	4,945,806	Australia and New Zealand Banking Group	01/31/20	(31,382)
	$1,024,403	SGD	1,394,760	Australia and New Zealand Banking Group	01/31/20	(1,873)
AUD	3,043,792		$2,101,972	Australia and New Zealand Banking Group	01/31/20	1,044
EUR	571,017		$628,106	Australia and New Zealand Banking Group	11/12/19	9,277
EUR	4,019,790		$4,509,573	Australia and New Zealand Banking Group	01/31/20	2,278
Total						$(780,785)
	$3,807,960	ILS	13,358,004	Bank of America	01/31/20	$(615)
	$4,347,161	NOK	40,099,526	Bank of America	01/31/20	(15,395)
Total						$(16,010)
	$10,430,432	AUD	15,176,483	Citibank, N.A.	01/31/20	$(55,302)
	$29,374,049	GBP	22,702,124	Citibank, N.A.	01/31/20	(120,782)
	$1,303,649	HUF	384,226,915	Citibank, N.A.	01/31/20	(7,196)
	$4,366,410	PLN	16,792,021	Citibank, N.A.	01/31/20	(31,284)
	$3,226,461	THB	97,430,095	Citibank, N.A.	01/31/20	(3,765)
Total						$(218,329)
	$581,945	ZAR	8,587,532	Morgan Stanley	01/31/20	$20,569
	$15,960,229	CAD	20,861,424	Toronto Dominion Bank	01/31/20	$113,863
	$51,748,923	JPY	5,599,373,214	Toronto Dominion Bank	01/31/20	(422,131)
	$14,974,040	KRW	17,540,590,348	Toronto Dominion Bank	01/31/20	(48,090)
	$2,246,807	SEK	21,702,565	Toronto Dominion Bank	01/31/20	(12,574)
Total						$(368,932)
Total						$(1,363,487)

Abbreviation(s):
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand
352

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

October 31, 2019

		% OF
SECTOR	VALUE	NET ASSETS
GOVERNMENT	$300,169,777	72.8%
FINANCIALS	20,444,850	5.0
HEALTH CARE	12,148,650	3.0
INDUSTRIALS	11,127,000	2.7
COMMUNICATION SERVICES	7,469,982	1.8
CONSUMER DISCRETIONARY	7,068,820	1.7
MATERIALS	6,941,013	1.7
INFORMATION TECHNOLOGY	5,481,470	1.3
ENERGY	4,966,196	1.2
REAL ESTATE	4,711,448	1.1
CONSUMER STAPLES	4,182,200	1.0
UTILITIES	4,063,849	1.0
SHORT-TERM INVESTMENTS	11,539,998	2.8
OTHER ASSETS & LIABILITIES, NET	11,860,004	2.9

NET ASSETS	$412,175,257	100.0%
353

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund, TIAA-CREF Quant International Small-Cap Equity Fund and TIAA-CREF Social Choice International Equity Fund (seventeen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

354

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

355

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

356

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

357

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

358

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

359

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 18, 2019	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 18, 2019	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President
(principal executive officer)

Dated: December 18, 2019	By:	/s/E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer